                          Supplement Dated May 1, 2010

                                       To
                          Prospectus Dated May 1, 1995

                      METROPOLITAN LIFE SEPARATE ACCOUNT E
                                     VESTMET

                     Group and Individual Annuity Contracts
                  Issued by Metropolitan Life Insurance Company

This Supplement updates information contained in the Metropolitan Life Separate Account E ("Separate Account") prospectus dated May 1, 1995 (the "Prospectus"). Please write or call Metropolitan Life Insurance Company, 1600 Division Road, West Warwick, Rhode Island 02893 Attention: Annuities, telephone number (800) 638-7732, if you need another copy of the Prospectus.


The Prospectus describes individual and group VestMet Contracts ("Contracts") issued by Metropolitan Life Insurance Company ("MetLife"). Unless otherwise indicated page numbers refer to the May 1, 1995 prospectus. The Contracts are no longer available. Contract owners may continue to make additional purchase payments.



The currently available investment choices are:



MET INVESTORS SERIES TRUST -- CLASS A........  BlackRock Bond Income Portfolio
  BlackRock Large Cap Core Portfolio.........  BlackRock Diversified Portfolio
METROPOLITAN SERIES FUND, INC. -- CLASS A....  BlackRock Money Market Portfolio
  BlackRock Aggressive Growth Portfolio......  MetLife Stock Index Portfolio






1. TABLE OF EXPENSES -- VESTMET CONTRACTS





TOTAL ANNUAL MET INVESTORS SERIES TRUST AND METROPOLITAN SERIES FUND, INC. OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS INCLUDE MANAGEMENT FEES, DISTRIBUTION AND/OR SERVICE (12B-1) FEES, AND OTHER EXPENSES)



                                                    DISTRIBUTION                ACQUIRED     TOTAL     CONTRACTUAL FEE
                                                       AND/OR                     FUND       ANNUAL     WAIVER AND/OR
                                     MANAGEMENT   SERVICE (12B-1)     OTHER     FEES AND   OPERATING       EXPENSE
                                         FEE            FEES        EXPENSES   EXPENSES*    EXPENSES    REIMBURSEMENT
                                     ----------   ---------------   --------   ---------   ---------   ---------------
MET INVESTORS SERIES TRUST -- CLASS
  A
  (as a percentage of average daily
  net assets for the fiscal year
  ending December 31, 2009)
  BlackRock Large Cap Core
     Portfolio.....................     0.59%            --           0.06%        --         0.65%            --
METROPOLITAN SERIES FUND, INC.
  -- CLASS A
  (as a percentage of average daily
  net assets for the fiscal year
  ending December 31, 2009)
  BlackRock Aggressive Growth
     Portfolio.....................     0.73%            --           0.06%        --         0.79%            --
  BlackRock Bond Income Portfolio..     0.38%            --           0.05%        --         0.43%          0.03%
  BlackRock Diversified Portfolio..     0.46%            --           0.06%        --         0.52%            --
  BlackRock Money Market
     Portfolio.....................     0.32%            --           0.02%        --         0.34%          0.01%
  MetLife Stock Index Portfolio....     0.25%            --           0.03%        --         0.28%          0.01%
                                          NET
                                     TOTAL ANNUAL
                                       OPERATING
                                      EXPENSES**
                                     ------------
MET INVESTORS SERIES TRUST -- CLASS
  A
  (as a percentage of average daily
  net assets for the fiscal year
  ending December 31, 2009)
  BlackRock Large Cap Core
     Portfolio.....................      0.65%
METROPOLITAN SERIES FUND, INC.
  -- CLASS A
  (as a percentage of average daily
  net assets for the fiscal year
  ending December 31, 2009)
  BlackRock Aggressive Growth
     Portfolio.....................      0.79%
  BlackRock Bond Income Portfolio..      0.40%(1)
  BlackRock Diversified Portfolio..      0.52%
  BlackRock Money Market
     Portfolio.....................      0.33%(2)
  MetLife Stock Index Portfolio....      0.27%(3)



--------


    * Acquired Fund Fees and Expenses are fees and expenses incurred indirectly by a portfolio as a result of investing in shares of one or more underlying portfolios.



   ** Net Total Annual Operating Expenses do not reflect: (1) voluntary waivers of fees or expenses; (2) contractual waivers that are in effect for less than one year from the date of this Prospectus; or (3) expense reductions resulting from custodial fee credits or directed brokerage arrangements.



    1 MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.37% for the first $1 billion of the Portfolio's average daily net assets, 0.325% for amounts over $1 billion but less than $3.4 billion and 0.25% on amounts over $3.4 billion.



    2 MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.325% for the first $1 billion of the Portfolio's average daily net assets. Other Expenses do not reflect fees of 0.03% paid in connection with the U.S. Treasury Temporary Guarantee Program for Money Market Funds.



    3 MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to 0.243%.

2. OUR COMPANY AND THE SEPARATE ACCOUNT



WHAT IS THE SEPARATE ACCOUNT?



ADD TO END OF THIS SECTION AT PAGE VM-10:



We are obligated to pay all money we owe under the Contracts -- such as the death benefit and income payments -- even if that amount exceeds the assets in the Separate Account. Any such amount that exceeds the assets in the Separate Account is paid from our general account. Benefit amounts paid from the general account are subject to the financial strength and claims paying ability of the Company and our long term ability to make such payments. We issue other annuity contracts and life insurance policies where we pay all money we owe under those contracts and policies from our general account. MetLife is regulated as an insurance company under state law, which includes generally limits on the amount and type of investments in its general account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.



3. THE CONTRACTS DESCRIBED IN THIS PROSPECTUS


WHAT ARE THE CONTRACTS?




Delete and replace the insert for page VM-10 from the May 1, 2009 supplement with the following.



Under the Internal Revenue Code ("Code"), spousal continuation and certain distribution options are available only to a person who is defined as a "spouse" under the Federal Defense of Marriage Act or other applicable Federal law. All Contract provisions will be interpreted and administered in accordance with the requirements of the Code. Therefore, under current Federal law, a purchaser who has or is contemplating a civil union or same-sex marriage should note that the favorable tax treatment afforded under Federal law would not be available to such same-sex partner or same-sex spouse. Same-sex partners or spouses who own or are considering the purchase of annuity products that provide benefits based upon status as a spouse should consult a tax advisor.



4. YOUR INVESTMENT CHOICES





Delete and replace at VM-11 "The Metropolitan Fund is more fully described in its prospectus, which is attached at the end of this Prospectus, and the Statement of Additional Information that the prospectus refers to" with the following:



Each Portfolio has different investment objectives and risks. The Portfolio prospectuses contain more information on each Portfolio's investment strategy, investment managers and its fees. You may obtain a portfolio prospectus by calling 800-638-7732. We do not guarantee the investment results of the Portfolios. The current Portfolios are listed below, along with their investment managers and any sub-investment manager.





                                                               INVESTMENT MANAGER/
PORTFOLIO                  INVESTMENT OBJECTIVE                SUB-INVESTMENT MANAGER
---------                  --------------------                ----------------------
MET INVESTORS SERIES
  TRUST -- CLASS A
  BlackRock Large Cap
     Core Portfolio......  Seeks long-term capital growth.     MetLife Advisers, LLC
                                                               Sub-Investment
                                                               Manager: BlackRock
                                                               Advisors, LLC
METROPOLITAN SERIES FUND,
  INC. -- CLASS A
  BlackRock Aggressive
     Growth Portfolio....  Seeks maximum capital               MetLife Advisers, LLC
                           appreciation.                       Sub-Investment
                                                               Manager: BlackRock
                                                               Advisors, LLC
  BlackRock Bond Income
     Portfolio...........  Seeks a competitive total return    MetLife Advisers, LLC
                           primarily from investing in         Sub-Investment
                           fixed-income securities.            Manager: BlackRock
                                                               Advisors, LLC
  BlackRock Diversified
     Portfolio...........  Seeks high total return while       MetLife Advisers, LLC
                           attempting to limit investment      Sub-Investment
                           risk and preserve capital.          Manager: BlackRock
                                                               Advisors, LLC

  BlackRock Money Market
     Portfolio...........  Seeks a high level of current       MetLife Advisers, LLC
                           income consistent with              Sub-Investment
                           preservation of capital.            Manager: BlackRock
                                                               Advisors, LLC
  MetLife Stock Index
     Portfolio...........  Seeks to equal the performance of   MetLife Advisers, LLC
                           the Standard & Poor's 500(R)        Sub-Investment
                           Composite Stock Price Index.        Manager: MetLife
                                                               Investment Advisors
                                                               Company, LLC

5. WHO SELLS THE CONTRACTS



Delete from the April 28, 2008 supplement regarding this section the last sentence in the next to last paragraph and replace with the following:



FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contract the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.



6. TAXES


Add the following:


You (and after your death, your designated beneficiaries) generally do not have to take the required minimum distribution ("RMD") for 2009. If your first RMD would have been due by April 1, 2010, you are not required to take such distribution; however, your 2010 RMD is due by December 31, 2010. For after-death RMDs, the five year rule is applied without regard to calendar year 2009. For instance, for a contract owner who died in 2007, the five year period would end in 2013 instead of 2012. The RMD waiver does not apply if you are receiving annuitized payments under your contract. The RMD rules are complex, so consult with your tax adviser because the application of these rules to your particular circumstances may have been impacted by the 2009 RMD waiver.





                   THIS SUPPLEMENT SHOULD BE READ AND RETAINED

                              FOR FUTURE REFERENCE

200 PARK AVENUE                                        TELEPHONE: (800) 638-7732
NEW YORK, NEW YORK

                                                                     MAY 1, 2010

              PREFERENCE PLUS(R) ACCOUNT VARIABLE ANNUITY CONTRACTS

                  ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY

This Prospectus describes individual and group Preference Plus Account Contracts for deferred variable annuities ("Deferred Annuities") and Preference Plus immediate variable income annuities ("Income Annuities"). We no longer offer the Deferred Annuity and Income Annuity. However, Contract owners and participants may continue to make additional purchase payments and new participants may enroll under any issued group contract.

You decide how to allocate your money among the various available investment choices. The investment choices available to you are listed in the Contract for your Deferred Annuity or Income Annuity. Your choices may include the Fixed Interest Account/Fixed Income Option (not described in this Prospectus) and investment divisions available through Metropolitan Life Separate Account E which, in turn, invest in the following corresponding Portfolios of the Metropolitan Series Fund, Inc. ("Metropolitan Fund"), Portfolios of the Met Investors Series Trust ("Met Investors Fund") and funds of the American Funds Insurance Series(R) ("American Funds(R)"). For convenience, the portfolios and the funds are referred to as Portfolios in this Prospectus.

AMERICAN FUNDS((R))                              METROPOLITAN FUND
  American Funds Bond                              Artio International Stock
  American Funds Global Small Capitalization       Barclays Capital Aggregate Bond Index
  American Funds Growth                            BlackRock Aggressive Growth
  American Funds Growth-Income                     BlackRock Bond Income
MET INVESTORS FUND                                 BlackRock Diversified
  American Funds Balanced Allocation               BlackRock Large Cap Value
  American Funds Growth Allocation                 BlackRock Legacy Large Cap Growth
  American Funds Moderate Allocation               Davis Venture Value
  BlackRock Large Cap Core                         FI Value Leaders
  Clarion Global Real Estate                       Jennison Growth
  Harris Oakmark International                     Loomis Sayles Small Cap Core
  Invesco Small Cap Growth                         Loomis Sayles Small Cap Growth
  Janus Forty                                      Met/Artisan Mid Cap Value
  Lazard Mid Cap                                   MetLife Aggressive Allocation
  Legg Mason ClearBridge Aggressive Growth         MetLife Conservative Allocation
  Legg Mason Value Equity                          MetLife Conservative to Moderate Allocation
  Lord Abbett Bond Debenture                       MetLife Mid Cap Stock Index
  Met/Franklin Income                              MetLife Moderate Allocation
  Met/Franklin Mutual Shares                       MetLife Moderate to Aggressive Allocation
  Met/Franklin Templeton Founding Strategy         MetLife Stock Index
  Met/Templeton Growth                             MFS(R) Total Return
  MFS(R) Research International                    MFS(R) Value
  Morgan Stanley Mid Cap Growth                    Morgan Stanley EAFE(R) Index
  Oppenheimer Capital Appreciation                 Neuberger Berman Genesis
  PIMCO Inflation Protected Bond                   Neuberger Berman Mid Cap Value
  PIMCO Total Return                               Oppenheimer Global Equity
  RCM Technology                                   Russell 2000(R) Index
  SSgA Growth and Income ETF                       T. Rowe Price Large Cap Growth
  SSgA Growth ETF                                  T. Rowe Price Small Cap Growth
  T. Rowe Price Mid Cap Growth                     Western Asset Management Strategic Bond
                                                      Opportunities
                                                   Western Asset Management U.S. Government


Certain Portfolios have been subject to a name change. Please see Appendix A-1 "Additional Information Regarding the Portfolios".

DEFERRED ANNUITIES AVAILABLE:
  - Non-Qualified
  - Traditional IRA
  - Roth IRA
  - SIMPLE IRA
  - SEP IRA


INCOME ANNUITIES AVAILABLE:
  - Non-Qualified
  - Traditional IRA
  - Roth IRA
  - SIMPLE IRA
  - SEP IRA


A WORD ABOUT INVESTMENT RISK:
An investment in any of these variable annuities involves investment risk. You could lose money you invest. Money invested is NOT:
  - a bank deposit or obligation;
  - federally insured or guaranteed; or
  - endorsed by any bank or other financial institution.

HOW TO LEARN MORE:
Before investing, read this Prospectus. The Prospectus contains information about the Deferred Annuities, Income Annuities and Metropolitan Life Separate Account E which you should know before investing. Keep this Prospectus for future reference. For more information, request a copy of the Statement of Additional Information ("SAI"), dated May 1, 2010. The SAI is considered part of this Prospectus as though it were included in the Prospectus. The Table of Contents of the SAI appears on page A-PPA-81 of this Prospectus. To view or download the SAI, go to our website www.MetLife.com. To request a free copy of the SAI or to ask questions, write or call:

Metropolitan Life Insurance Company

P.O Box 10342

Des Moines, IA 50306-0342

Phone: 800-638-7732

The Securities and Exchange Commission has a website (http://www.sec.gov), which you may visit to view this Prospectus, SAI and other information. The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation otherwise is a criminal offense.

                          PROSPECTUS DATED MAY 1, 2010

                                TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----
IMPORTANT TERMS YOU SHOULD KNOW.........................................  A-PPA-3
TABLE OF EXPENSES.......................................................  A-PPA-5
ACCUMULATION UNIT VALUES TABLE..........................................  A-PPA-12
METLIFE.................................................................  A-PPA-13
METROPOLITAN LIFE SEPARATE ACCOUNT E....................................  A-PPA-13
VARIABLE ANNUITIES......................................................  A-PPA-13
A Deferred Annuity......................................................  A-PPA-14
An Income Annuity.......................................................  A-PPA-14
YOUR INVESTMENT CHOICES.................................................  A-PPA-14
Certain Payments We Receive with Regard to the Portfolios...............  A-PPA-20
DEFERRED ANNUITIES......................................................  A-PPA-21
The Deferred Annuity and Your Retirement Plan...........................  A-PPA-21
Automated Investment Strategies.........................................  A-PPA-21
Purchase Payments.......................................................  A-PPA-22
  Allocation of Purchase Payments.......................................  A-PPA-23
  Automated Purchase Payments...........................................  A-PPA-23
  Electronic Applications...............................................  A-PPA-23
  Limits on Purchase Payments...........................................  A-PPA-23
The Value of Your Investment............................................  A-PPA-24
Transfers...............................................................  A-PPA-24
Access To Your Money....................................................  A-PPA-27
  Systematic Withdrawal Program.........................................  A-PPA-27
  Minimum Distribution..................................................  A-PPA-28
Contract Fee ...........................................................  A-PPA-28
Charges.................................................................  A-PPA-28
  Insurance-Related or Separate Account Charge..........................  A-PPA-29
  Investment-Related Charge.............................................  A-PPA-29
Premium and Other Taxes.................................................  A-PPA-29
Early Withdrawal Charges................................................  A-PPA-29
  When No Early Withdrawal Charge Applies...............................  A-PPA-30
  When A Different Early Withdrawal Charge May Apply....................  A-PPA-31
Free Look...............................................................  A-PPA-32
Death Benefit...........................................................  A-PPA-32
Pay-out Options (or Income Options).....................................  A-PPA-33
INCOME ANNUITIES........................................................  A-PPA-34
Income Payment Types....................................................  A-PPA-34
Minimum Size of Your Income Payment.....................................  A-PPA-36
Allocation..............................................................  A-PPA-36
The Value of Your Income Payments.......................................  A-PPA-36
Reallocations...........................................................  A-PPA-37
Contract Fee............................................................  A-PPA-40
Charges.................................................................  A-PPA-40
  Insurance-Related Charge or Separate Account Charge...................  A-PPA-40
  Investment-Related Charge.............................................  A-PPA-41
Premium and Other Taxes.................................................  A-PPA-41
Free Look...............................................................  A-PPA-41
GENERAL INFORMATION.....................................................  A-PPA-41
Administration..........................................................  A-PPA-41
  Purchase Payments.....................................................  A-PPA-41
  Confirming Transactions...............................................  A-PPA-42
  Processing Transactions...............................................  A-PPA-42
  By Telephone or Internet..............................................  A-PPA-43
  After Your Death......................................................  A-PPA-43
  Misstatement..........................................................  A-PPA-43
  Third Party Requests..................................................  A-PPA-44
  Valuation -- Suspension of Payments...................................  A-PPA-44
Advertising Performance.................................................  A-PPA-44
Changes to Your Deferred Annuity or Income Annuity......................  A-PPA-45
Voting Rights...........................................................  A-PPA-46
Who Sells the Deferred Annuities and Income Annuities...................  A-PPA-47
Financial Statements....................................................  A-PPA-49
When We Can Cancel Your Deferred Annuity or Income Annuity..............  A-PPA-49
INCOME TAXES............................................................  A-PPA-49
LEGAL PROCEEDINGS.......................................................  A-PPA-59
APPENDIX A: PREMIUM TAX TABLE...........................................  A-PPA-61
APPENDIX A-1: ADDITIONAL INFORMATION REGARDING THE PORTFOLIOS...........  A-PPA-63
APPENDIX B: ACCUMULATION UNIT VALUES FOR EACH INVESTMENT DIVISION.......  A-PPA-65
APPENDIX C: PORTFOLIO LEGAL AND MARKETING NAMES.........................  A-PPA-79
APPENDIX D: TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL
  INFORMATION...........................................................  A-PPA-81




The Deferred Annuities or Income Annuities are not intended to be offered anywhere that they may not be lawfully offered and sold. MetLife has not authorized any information or representations about the Deferred Annuities or Income Annuities other than the information in this Prospectus, supplements to the Prospectus or any supplemental sales material we authorize.


                                     A-PPA-2

                         IMPORTANT TERMS YOU SHOULD KNOW

ACCOUNT BALANCE -- When you purchase a Deferred Annuity, an account is set up for you. Your Account Balance is the total amount of money credited to you under your Deferred Annuity including money in the investment divisions of the Separate Account and the Fixed Interest Account.

ACCUMULATION UNIT VALUE -- With a Deferred Annuity, money paid-in or transferred into an investment division of the Separate Account is credited to you in the form of accumulation units. Accumulation units are established for each investment division. We determine the value of these accumulation units at the close of the Exchange (see definition below) each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.

ANNUITY UNIT VALUE -- With an Income Annuity or variable pay-out option, the money paid-in or reallocated into an investment division of the Separate Account is held in the form of annuity units. Annuity units are established for each investment division. We determine the value of these annuity units at the close of the Exchange each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.

ASSUMED INVESTMENT RETURN (AIR) -- Under an Income Annuity or variable pay-out option, the AIR is the assumed percentage rate of return used to determine the amount of the first variable income payment. The AIR is also the benchmark that is used to calculate the investment performance of a given investment division to determine all subsequent payments to you.

CONTRACT -- A Contract is the legal agreement between you and MetLife or between MetLife and the employer, plan trustee or other entity, or the certificate issued to you under a group annuity contract. This document contains relevant provisions of your Deferred Annuity or Income Annuity. MetLife issues Contracts for each of the annuities described in this Prospectus.

CONTRACT YEAR -- Generally, the Contract Year for a Deferred Annuity is the period ending on the last day of the month in which the anniversary of when we issued the annuity occurs and each following 12 month period.

EARLY WITHDRAWAL CHARGE -- The early withdrawal charge is an amount we deduct from your Account Balance if you withdraw money prematurely from a Deferred Annuity. This charge is often referred to as a deferred sales load or back-end sales load.

EXCHANGE -- In this Prospectus, the New York Stock Exchange is referred to as the "Exchange."

GOOD ORDER -- A request or transaction generally is considered in "Good Order" if it complies with our administrative procedures and the required information is complete and accurate. A request or transaction may be rejected or delayed if not in Good Order. If you have any questions, you should contact us or your sales representative before submitting the form or request.

INVESTMENT DIVISION -- Investment divisions are subdivisions of the Separate Account. When you allocate a purchase payment, transfer money or make reallocations of your income payment to an investment division, the investment division purchases shares of a Portfolio (with the same name) within the Metropolitan Fund, Met Investors Fund or American Funds(R).

METLIFE -- MetLife is Metropolitan Life Insurance Company, which is the company that issues the Deferred Annuities and Income Annuities. Throughout this Prospectus, MetLife is also referred to as "we," "us" or "our."

METLIFE DESIGNATED OFFICE -- The MetLife Designated Office is the MetLife office that will generally handle the administration of all your requests concerning your Deferred Annuity or Income Annuity. Your quarterly statement, payment statement and/or check stub will indicate the address of your MetLife Designated Office. The telephone number to call to initiate a request is 1-800-638-7732.

SEPARATE ACCOUNT -- A separate account is an investment account. All assets contributed to investment divisions under the Deferred Annuities and Income Annuities are pooled in the Separate Account and maintained for the benefit of investors in Deferred Annuities and Income Annuities.


                                     A-PPA-3

VARIABLE ANNUITY -- An annuity in which returns/income payments are based upon the performance of investments such as stocks and bonds held by one or more underlying Portfolios. You assume the investment risk for any amounts allocated to the investment divisions in a variable annuity.

YOU -- In this Prospectus, depending on the context, "you" may mean either the purchaser of the Deferred Annuity or Income Annuity, the annuitant under an Income Annuity or the participant or annuitant under certain group arrangements.


                                     A-PPA-4

                                TABLE OF EXPENSES

--------------------------------------------------------------------------------

             PREFERENCE PLUS DEFERRED ANNUITIES AND INCOME ANNUITIES

The following tables describe the fees and expenses you will pay when you buy, hold or withdraw amounts from your Deferred Annuity. The first table describes charges you will pay at the time you purchase the Deferred Annuity or Income Annuity, make withdrawals from your Deferred Annuity or make transfers/reallocations between the investment divisions of your Deferred Annuity or Income Annuity. The tables do not show premium and other taxes which may apply. There are no fees for the Fixed Interest Account or Fixed Income Option.

CONTRACT OWNER TRANSACTION EXPENSES

SALES LOAD IMPOSED ON PURCHASE PAYMENTS.............................   None
EARLY WITHDRAWAL CHARGE.............................................   Up to 7%
(as a percentage of each purchase payment funding the withdrawal during the pay-in phase)(1)
EXCHANGE FEE FOR DEFERRED ANNUITIES.................................   None
SURRENDER FEE FOR DEFERRED ANNUITIES................................   None
INCOME ANNUITY CONTRACT FEE(2)......................................   $350
TRANSFER FEE........................................................   None


---------
1 An early withdrawal charge of up to 7% may apply if you withdraw purchase payments within 7 years of when they were credited to your Deferred Annuity. The charge on purchase payments is calculated according to the following schedule:

DURING PURCHASE PAYMENT YEAR    PERCENTAGE
----------------------------    ----------
              1                     7%
              2                     6%
              3                     5%
              4                     4%
              5                     3%
              6                     2%
              7                     1%
         THEREAFTER                 0%


There are times when the early withdrawal charge does not apply to amounts that are withdrawn from a Deferred Annuity. For example, each Contract Year you may take the greater of 10% of your Account Balance or your purchase payments made over 7 years ago free of early withdrawal charges.

2 There is a one-time contract fee of $350 for Income Annuities. We do not charge this fee if you elect a pay-out option under your Deferred Annuity and you have owned your Deferred Annuity for more than two years. We are currently waiving this charge.

The second table describes the fees and expenses that you will bear periodically during the time you hold the Deferred Annuity, but does not include fees and expenses for the Portfolios.

ANNUAL CONTRACT FEE FOR DEFERRED ANNUITIES(3).......................   None
SEPARATE ACCOUNT CHARGE(4)
(as a percentage of your average account value)
General Administrative Expenses Charge..............................   .50%
Mortality and Expense Risk Charge...................................   .75%
TOTAL SEPARATE ACCOUNT ANNUAL CHARGE(4)
Current and Maximum Guaranteed Charge:..............................   1.25%


3 A $20 annual contract fee is imposed on money in the Fixed Interest Account. This fee may be waived under certain circumstances.
4 Pursuant to the terms of the Contract, our total Separate Account charge will not exceed 1.25% of your average balance in the investment divisions. For purposes of presentation here, we estimated the allocation between general administrative expenses and the mortality and

                                     A-PPA-5
      expense risk charge for Deferred Annuities or the amount of underlying Portfolio shares we have designated in the investment divisions to generate your income payments for Income Annuities.

We are waiving 0.08% of the Separate Account Charge for the investment division investing in the BlackRock Large-Cap Core Portfolio of the Met Investors Fund.

The third table shows the minimum and maximum total operating expenses charged by the Portfolios, as well as the operating expenses for each Portfolio, that you may bear periodically while you hold the Contract. Certain Portfolios may impose a redemption fee in the future. All of the Portfolios listed below are Class A except for the BlackRock Large Cap Value, BlackRock Legacy Large Cap Growth, Clarion Global Real Estate, FI Value Leaders, Harris Oakmark International, Janus Forty, Lazard Mid Cap, Invesco Small Cap Growth, MFS(R) Total Return, Oppenheimer Capital Appreciation, PIMCO Inflation Protected Bond, SSgA Growth ETF, SSgA Growth and Income ETF Portfolios, which are Class E Portfolios, Met/Franklin Income, Met/Franklin Mutual Shares, Met/Franklin Templeton Founding Strategy and Met/Templeton Growth, which are Class B Portfolios, American Funds Balanced Allocation, American Funds Growth Allocation and American Funds Moderate Allocation, which are Class C Portfolios, and the Portfolios of the American Funds(R), which are Class 2 Portfolios. More details concerning the Metropolitan Fund, the Met Investors Fund and the American Funds(R) fees and expenses are contained in their respective prospectuses. Current prospectuses for the Portfolios can be obtained by calling 800 638-7732.

                                                                         MINIMUM    MAXIMUM
                                                                         -------    -------
TOTAL ANNUAL AMERICAN FUNDS((R)), MET INVESTORS FUND AND METROPOLITAN
  FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets, including management        0.28%      1.48%
  fees, distribution and/or service (12b-1) fees, and other
  expenses)..........................................................


PORTFOLIO FEES AND EXPENSES FOR FISCAL YEAR ENDING DECEMBER 31, 2009 (as a percentage of average daily net assets)

                                               DISTRIBUTION                                  TOTAL    CONTRACTUAL FEE   NET TOTAL
                                                  AND/OR                                     ANNUAL        WAIVER        ANNUAL
                                   MANAGEMENT     SERVICE      OTHER   ACQUIRED FUND FEES  OPERATING   AND/OR EXPENSE   OPERATING
                                       FEE     (12B-1) FEES  EXPENSES     AND EXPENSES*     EXPENSES   REIMBURSEMENT   EXPENSES**
                                   ----------  ------------  --------  ------------------  ---------  ---------------  ----------
AMERICAN FUNDS(R) -- CLASS 2
  American Funds Bond Fund.......     0.38%        0.25%       0.01%            --            0.64%           --          0.64%
  American Funds Global Small
     Capitalization Fund.........     0.72%        0.25%       0.04%            --            1.01%           --          1.01%
  American Funds Growth Fund.....     0.33%        0.25%       0.02%            --            0.60%           --          0.60%
  American Funds Growth-Income
     Fund........................     0.28%        0.25%       0.01%            --            0.54%           --          0.54%
MET INVESTORS FUND
  American Funds Balanced
     Allocation
     Portfolio -- Class C........     0.08%        0.55%       0.02%          0.39%           1.04%           --          1.04%(1)
  American Funds Growth
     Allocation
     Portfolio -- Class C........     0.08%        0.55%       0.02%          0.38%           1.03%           --          1.03%(1)
  American Funds Moderate
     Allocation
     Portfolio -- Class C........     0.09%        0.55%       0.03%          0.39%           1.06%         0.02%         1.04%(2)
  BlackRock Large Cap Core
     Portfolio -- Class A........     0.59%          --        0.06%            --            0.65%           --          0.65%
  Clarion Global Real Estate
     Portfolio -- Class E........     0.64%        0.15%       0.09%            --            0.88%           --          0.88%
  Harris Oakmark International
     Portfolio -- Class E........     0.79%        0.15%       0.05%            --            0.99%           --          0.99%
  Invesco Small Cap Growth
     Portfolio -- Class E........     0.86%        0.15%       0.04%            --            1.05%           --          1.05%
  Janus Forty Portfolio -- Class
     E...........................     0.64%        0.15%       0.04%            --            0.83%           --          0.83%
  Lazard Mid Cap
     Portfolio -- Class E........     0.70%        0.15%       0.04%            --            0.89%           --          0.89%
  Legg Mason ClearBridge
     Aggressive Growth
     Portfolio -- Class A........     0.64%          --        0.03%            --            0.67%           --          0.67%
  Legg Mason Value Equity
     Portfolio -- Class A........     0.64%          --        0.07%            --            0.71%           --          0.71%


                                     A-PPA-6

                                               DISTRIBUTION                                  TOTAL    CONTRACTUAL FEE   NET TOTAL
                                                  AND/OR                                     ANNUAL        WAIVER        ANNUAL
                                   MANAGEMENT     SERVICE      OTHER   ACQUIRED FUND FEES  OPERATING   AND/OR EXPENSE   OPERATING
                                       FEE     (12B-1) FEES  EXPENSES     AND EXPENSES*     EXPENSES   REIMBURSEMENT   EXPENSES**
                                   ----------  ------------  --------  ------------------  ---------  ---------------  ----------
  Lord Abbett Bond Debenture
     Portfolio -- Class A........     0.51%          --        0.04%            --            0.55%           --          0.55%
  Met/Franklin Income
     Portfolio -- Class B........     0.79%        0.25%       0.14%            --            1.18%           --          1.18%
  Met/Franklin Mutual Shares
     Portfolio -- Class B........     0.80%        0.25%       0.10%            --            1.15%           --          1.15%
  Met/Franklin Templeton Founding
     Strategy Portfolio -- Class
     B...........................     0.05%        0.25%       0.03%          0.84%           1.17%         0.03%         1.14%(3)
  Met/Templeton Growth
     Portfolio -- Class B........     0.69%        0.25%       0.18%            --            1.12%         0.07%         1.05%(4)
  MFS(R) Research International
     Portfolio -- Class A........     0.71%          --        0.10%            --            0.81%           --          0.81%
  Morgan Stanley Mid Cap Growth
     Portfolio -- Class A........     0.70%          --        0.20%            --            0.90%           --          0.90%
  Oppenheimer Capital
     Appreciation
     Portfolio -- Class E........     0.60%        0.15%       0.07%            --            0.82%           --          0.82%
  PIMCO Inflation Protected Bond
     Portfolio -- Class E........     0.48%        0.15%       0.05%            --            0.68%           --          0.68%
  PIMCO Total Return
     Portfolio -- Class A........     0.48%          --        0.04%            --            0.52%           --          0.52%
  RCM Technology
     Portfolio -- Class A........     0.88%          --        0.08%            --            0.96%           --          0.96%
  SSgA Growth and Income ETF
     Portfolio -- Class E........     0.33%        0.15%       0.07%          0.21%           0.76%         0.03%         0.73%(5)
  SSgA Growth ETF
     Portfolio -- Class E........     0.33%        0.15%       0.10%          0.22%           0.80%         0.03%         0.77%(6)
  T. Rowe Price Mid Cap Growth
     Portfolio -- Class A........     0.75%          --        0.04%            --            0.79%           --          0.79%
METROPOLITAN FUND
  Artio International Stock
     Portfolio -- Class A........     0.83%          --        0.13%          0.03%           0.99%         0.03%         0.96%(7)
  Barclays Capital Aggregate Bond
     Index Portfolio -- Class A..     0.25%          --        0.05%            --            0.30%         0.01%         0.29%(8)
  BlackRock Aggressive Growth
     Portfolio -- Class A........     0.73%          --        0.06%            --            0.79%           --          0.79%
  BlackRock Bond Income
     Portfolio -- Class A........     0.38%          --        0.05%            --            0.43%         0.03%         0.40%(9)
  BlackRock Diversified
     Portfolio -- Class A........     0.46%          --        0.06%            --            0.52%           --          0.52%
  BlackRock Large Cap Value
     Portfolio -- Class E........     0.64%        0.15%       0.03%            --            0.82%           --          0.82%
  BlackRock Legacy Large Cap
     Growth Portfolio -- Class
     E...........................     0.73%        0.15%       0.10%            --            0.98%         0.01%         0.97%(10)
  Davis Venture Value
     Portfolio -- Class A........     0.71%          --        0.03%            --            0.74%         0.05%         0.69%(11)
  FI Value Leaders
     Portfolio -- Class E........     0.67%        0.15%       0.10%            --            0.92%           --          0.92%
  Jennison Growth
     Portfolio -- Class A........     0.62%          --        0.04%            --            0.66%         0.04%         0.62%(12)
  Loomis Sayles Small Cap Core
     Portfolio -- Class A........     0.90%          --        0.09%            --            0.99%         0.05%         0.94%(13)
  Loomis Sayles Small Cap Growth
     Portfolio -- Class A........     0.90%          --        0.45%            --            1.35%         0.05%         1.30%(14)
  Met/Artisan Mid Cap Value
     Portfolio -- Class A........     0.82%          --        0.05%            --            0.87%           --          0.87%(15)
  MetLife Aggressive Allocation
     Portfolio -- Class A........     0.10%          --        0.04%          0.74%           0.88%         0.04%         0.84%(16)
  MetLife Conservative Allocation
     Portfolio -- Class A........     0.10%          --        0.02%          0.58%           0.70%         0.02%         0.68%(16)
  MetLife Conservative to
     Moderate Allocation
     Portfolio -- Class A........     0.09%          --        0.01%          0.63%           0.73%           --          0.73%(17)
  MetLife Mid Cap Stock Index
     Portfolio -- Class A........     0.25%          --        0.10%          0.01%           0.36%         0.01%         0.35%(8)
  MetLife Moderate Allocation
     Portfolio -- Class A........     0.07%          --          --           0.67%           0.74%           --          0.74%(17)



                                     A-PPA-7

                                               DISTRIBUTION                                  TOTAL    CONTRACTUAL FEE   NET TOTAL
                                                  AND/OR                                     ANNUAL        WAIVER        ANNUAL
                                   MANAGEMENT     SERVICE      OTHER   ACQUIRED FUND FEES  OPERATING   AND/OR EXPENSE   OPERATING
                                       FEE     (12B-1) FEES  EXPENSES     AND EXPENSES*     EXPENSES   REIMBURSEMENT   EXPENSES**
                                   ----------  ------------  --------  ------------------  ---------  ---------------  ----------
  MetLife Moderate to Aggressive
     Allocation
     Portfolio -- Class A........     0.07%          --          --           0.71%           0.78%           --          0.78%(17)
  MetLife Stock Index
     Portfolio -- Class A........     0.25%          --        0.03%            --            0.28%         0.01%         0.27%(8)
  MFS(R) Total Return
     Portfolio -- Class E........     0.54%        0.15%       0.06%            --            0.75%           --          0.75%
  MFS(R) Value Portfolio -- Class
     A...........................     0.71%          --        0.03%            --            0.74%         0.08%         0.66%(18)
  Morgan Stanley EAFE(R) Index
     Portfolio -- Class A........     0.30%          --        0.14%          0.01%           0.45%         0.01%         0.44%(19)
  Neuberger Berman Genesis
     Portfolio -- Class A........     0.85%          --        0.09%            --            0.94%         0.03%         0.91%(20)
  Neuberger Berman Mid Cap Value
     Portfolio -- Class A........     0.65%          --        0.07%            --            0.72%           --          0.72%
  Oppenheimer Global Equity
     Portfolio -- Class A........     0.53%          --        0.11%            --            0.64%           --          0.64%
  Russell 2000(R) Index
     Portfolio -- Class A........     0.25%          --        0.10%            --            0.35%         0.01%         0.34%(8)
  T. Rowe Price Large Cap Growth
     Portfolio -- Class A........     0.60%          --        0.07%            --            0.67%           --          0.67%
  T. Rowe Price Small Cap Growth
     Portfolio -- Class A........     0.51%          --        0.11%            --            0.62%           --          0.62%
  Western Asset Management
     Strategic Bond Opportunities
     Portfolio -- Class A........     0.62%          --        0.07%            --            0.69%         0.04%         0.65%(21)
  Western Asset Management U.S.
     Government
     Portfolio -- Class A........     0.48%          --        0.04%            --            0.52%         0.01%         0.51%(22)


---------
* Acquired Fund Fees and Expenses are fees and expenses incurred indirectly by a portfolio as a result of investing in shares of one or more underlying portfolios.
** Net Total Annual Operating Expenses do not reflect: (1) voluntary waivers of fees or expenses; (2) contractual waivers that are in effect for less than one year from the date of this Prospectus; or (3) expense reductions resulting from custodial fee credits or directed brokerage arrangements.

..
(1) The Portfolio is a "fund of funds" that invests substantially all of its assets in portfolios of the American Funds Insurance Series. Because the Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee. Pursuant to an amended advisory agreement, management fees have been restated to reflect current fees as if they were in effect during the entire fiscal year ended December 31, 2009.
(2) The Portfolio is a "fund of funds" that invests substantially all of its assets in portfolios of the American Funds Insurance Series. Because the Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee. Pursuant to an amended advisory agreement, management fees have been restated to reflect current fees as if they were in effect during the entire fiscal year ended December 31, 2009. MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 to April 30, 2011, to limit its fee and to reimburse expenses to the extent necessary to limit total annual operating expenses (excluding acquired fund fees and expenses and 12b-1 fees) to 0.10%.
(3) The Portfolio is a "fund of funds" that invests equally in three other portfolios of the Met Investors Series Trust: the Met/Franklin Income Portfolio, the Met/Franklin Mutual Shares Portfolio and the Met/Templeton Growth Portfolio. Because the Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee. MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 to April 30, 2011, to limit its fee and to reimburse expenses to the extent necessary to limit total annual operating expenses (excluding acquired fund fees and expenses and 12b-1 fees) to 0.05%.
(4) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 to April 30, 2011, to limit its fee and to reimburse expenses to the extent necessary to limit total annual operating expenses (excluding 12b-1 fees) to 0.80%.
(5) The Portfolio primarily invests its assets in other investment companies known as exchange-traded funds ("underlying ETFs"). As an investor in an underlying ETF or other investment company, the Portfolio will bear its pro rata portion of the operating expenses of the underlying ETF or other investment company, including the management fee. MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 to April 30, 2011, to limit its fee and to reimburse expenses to the extent necessary to limit total annual operating expenses (excluding acquired fund fees and expenses and 12b-1 fees) to 0.37%.
(6) The Portfolio primarily invests its assets in other investment companies known as exchange-traded funds ("underlying ETFs"). As an investor in an underlying ETF or other investment company, the Portfolio will bear its pro rata portion of the operating expenses of the underlying ETF or other investment company, including the management fee. MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 to April 30, 2011, to limit its fee and to reimburse expenses to the extent necessary to limit total annual operating expenses (excluding acquired fund fees and expenses and 12b-1 fees) to 0.40%.


                                     A-PPA-8

(7) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.81% for the first $500 million of the Portfolio's average daily net assets and 0.78% for the next $500 million.
(8) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to 0.243%.
(9) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.37% for the first $1 billion of the Portfolio's average daily net assets, 0.325% for amounts over $1 billion but less than $3.4 billion and 0.25% on amounts over $3.4 billion.
(10) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.705% for amounts over $300 million but less than $1 billion.
(11) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.75% for the first $50 million of the Portfolio's average daily net assets and 0.70% for the next $450 million and 0.65% for the next $4 billion and 0.625% for amounts over $4.5 billion.
(12) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.70% for the first $200 million of the Portfolio's average daily net assets and 0.65% for the next $100 million and 0.60% for the next $200 million and 0.55% for the next $1.3 billion and 0.52% for the next $200 million and 0.47% for amounts over $2 billion.
(13) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.85% for the first $500 million of the Portfolio's average daily net assets and 0.80% for amounts over $500 million.
(14) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.85% for the first $100 million of the Portfolio's average daily net assets and 0.80% for amounts over $100 million.

(15) Pursuant to an amended advisory agreement, management fees have been restated to reflect current fees as if they were in effect during the entire fiscal year ended December 31, 2009.

(16) The Portfolio is a "fund of funds" that invests substantially all of its assets in other portfolios of the Met Investors Series Trust and the Metropolitan Series Fund, Inc. Because the Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee. MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to waive fees or pay all expenses so as to limit total annual operating expenses of the Portfolio (other than acquired fund fees and expenses, brokerage costs, taxes, interest and any extraordinary expenses) to 0.10% of the average daily net assets of the Class A shares, 0.35% of the average daily net assets of the Class B shares and 0.25% of the average daily net assets of the Class E shares.
(17) The Portfolio is a "fund of funds" that invests substantially all of its assets in other portfolios of the Met Investors Series Trust and the Metropolitan Series Fund, Inc. Because the Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee.
(18) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.65% for the first $1.25 billion of the Portfolio's average daily net assets and 0.60% for the next $250 million and 0.50% for amounts over $1.5 billion.
(19) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to 0.293%.
(20) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.825% for the first $500 million of the Portfolio's average daily net assets.
(21) MetLife Advisers, LLC, has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.595% for the first $500 million of the Portfolio's average daily net assets.
(22) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.50% for amounts over $200 million but less than $500 million.

EXAMPLES

The examples are intended to help you compare the cost of investing in the Deferred Annuities with the cost of investing in other variable annuity contracts. These costs include the contract owner transaction expenses (described in the first table), the Separate Account and other costs you bear while you hold the Deferred Annuity (described in the second table) and the Portfolios' fees and expenses (described in the third table).

EXAMPLE 1.

This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for a Deferred Annuity for the time periods indicated. Your actual costs may be higher or lower.


                                     A-PPA-9

ASSUMPTIONS:

     - there was no allocation to the Fixed Interest Account under your Deferred Annuity (no Contract Fee was charged);

     -    reimbursement and/or waiver of expenses was not in effect;

     - you bear the minimum or maximum fees and expenses of any of the Portfolios;

     -    the underlying Portfolio earns a 5% annual return; and

     - you fully surrender your Deferred Annuity with applicable early withdrawal charges deducted.

                                                             1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                             ------    -------    -------    --------
Maximum..................................................     $909      $1,293     $1,677     $2,920
Minimum..................................................     $809      $  983     $1,133     $1,817


EXAMPLE 2.

This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for a Deferred Annuity for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:

     - there was no allocation to the Fixed Interest Account under your Deferred Annuity (no Contract Fee was charged);

     -    reimbursement and/or waiver of expenses was not in effect;

     - you bear the minimum or maximum fees and expenses of any of the Portfolios;

     -    the underlying Portfolio earns a 5% annual return; and

     - you annuitize (elect a pay-out option under your Deferred Annuity under which you receive income payments over your lifetime or for a period of at least 5 full years) after owning your Deferred Annuity for more than two years or do not surrender your Deferred Annuity. (No early withdrawal charges are deducted.)

                                                             1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                             ------    -------    -------    --------
Maximum..................................................     $263       $807      $1,377     $2,920
Minimum..................................................     $156       $483      $  833     $1,817


EXAMPLE 3.

This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for a Deferred Annuity for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:

     - there was no allocation to the Fixed Interest Account under your Deferred Annuity (no Contract Fee was charged);

     -    reimbursement and/or waiver of expenses was not in effect;

     - you bear the minimum or maximum fees and expenses of any of the Portfolios;

     -    you bear the Income Annuity Contract Fee:

     -    the underlying Portfolio earns a 5% annual return; and


                                    A-PPA-10

     - you annuitize (elect a pay-out option under your Deferred Annuity under which you receive income payments over your lifetime or for a period of at least 5 full years) during the first year (No early withdrawal charges are deducted.)

                                                             1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                             ------    -------    -------    --------
Maximum..................................................     $613      $1,157     $1,727     $3,270
Minimum..................................................     $506      $  833     $1,183     $2,167




                                    A-PPA-11

                        ACCUMULATION UNIT VALUES FOR EACH

                               INVESTMENT DIVISION

--------------------------------------------------------------------------------

SEE APPENDIX B.


                                    A-PPA-12

                                     METLIFE

--------------------------------------------------------------------------------

Metropolitan Life Insurance Company and its subsidiaries (collectively, "MLIC" or the "Company") is a leading provider of insurance, employee benefits and financial services with operations throughout the United States. The Company offers life insurance and annuities to individuals, as well as group insurance and retirement & savings products and services to corporations and other institutions. The Company was formed under the laws of New York in 1868. The Company's home office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of MetLife, Inc. Through its subsidiaries and affiliates, MetLife, Inc. offers life insurance, annuities, automobile and homeowners insurance, retail banking and other financial services to individuals, as well as group insurance and retirement & savings products and services to corporations and other institutions. MetLife, Inc. has operations throughout the United States and the regions of Latin America, Asia Pacific and Europe, Middle East and India.

                      METROPOLITAN LIFE SEPARATE ACCOUNT E

--------------------------------------------------------------------------------

We established Metropolitan Life Separate Account E on September 27, 1983. The purpose of the Separate Account is to hold the variable assets that underlie the Preference Plus Account Variable Annuity Contracts and some other variable annuity contracts we issue. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940, as amended ("1940 Act").

The Separate Account's assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the Contracts issued from this Separate Account without regard to our other business.

We are obligated to pay all money we owe under the Deferred Annuities and Income Annuities - such as death benefits and income payments - even if that amount exceeds the assets in the Separate Account. Any such amount that exceeds the assets in the Separate Account is paid from our general account. Benefit amounts paid from the general account are subject to the financial strength and claims paying ability of the Company and our long term ability to make such payments. We issue other annuity contracts and life insurance policies where we pay all money we owe under those contracts and policies from our general account. MetLife is regulated as an insurance company under state law, which includes generally limits on the amount and type of investments in its general account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.

                               VARIABLE ANNUITIES

--------------------------------------------------------------------------------

There are two types of variable annuities described in this Prospectus: Deferred Annuities and Income Annuities. These annuities are "variable" because the value of your account or the amount of each income payment varies based on the investment performance of the investment divisions you choose. In short, the value of your Deferred Annuity, your income payments under a variable pay-out option of your Deferred Annuity, or your income payments under your Income Annuity, may go up or down. Since the investment performance is not guaranteed, your money or income payment amount is at risk. The degree of risk will depend on the investment divisions you select. The Accumulation Unit Value or Annuity Unit Value for each investment division rises or falls based on the investment performance (or "experience") of the Portfolio with the same name. MetLife and its affiliates also offer other annuities not described in this Prospectus.

The Deferred Annuities have a fixed interest rate option called the "Fixed Interest Account." The Fixed Interest Account offers an interest rate that is guaranteed by us (the current minimum rate on the Fixed Interest Account is 3% but may be lower based on your state and issue date and, therefore, may be lower for certain Contracts). Income Annuities and the variable pay-out options under the Deferred Annuities have a fixed payment option called the "Fixed Income Option." Under the Fixed Income Option, we guarantee the amount of your fixed income payments. These fixed options are not described in this Prospectus although we occasionally refer to them.


                                    A-PPA-13

The group Deferred Annuities and group Income Annuities described in this Prospectus are offered to employers, associations, trusts or other groups for their employees, members or participants.

A DEFERRED ANNUITY

You accumulate money in your account during the pay-in phase by making one or more purchase payments. MetLife will hold your money and credit investment returns as long as the money remains in your account.

All IRAs receive tax deferral under the Internal Revenue Code. There are no additional tax benefits from funding an IRA with a Deferred Annuity. Therefore, there should be reasons other than tax deferral for acquiring the Deferred Annuity in an IRA such as the availability of a guaranteed income for life or the death benefit.

Under the Internal Revenue Code ("Code"), spousal continuation and certain distribution options are available only to a person who is defined as a "spouse" under the federal Defense of Marriage Act or other applicable federal law. All Contract provisions will be interpreted and administered in accordance with the requirements of the Code. Therefore, under current federal law, a purchaser who has or is contemplating a civil union or same-sex marriage should note that the favorable tax treatment afforded under federal law would not be available to such same-sex partner or same-sex spouse. Same-sex partners or spouses who own or are considering the purchase of annuity products that provide benefits based upon status as a spouse should consult a tax advisor.

A Deferred Annuity consists of two phases: the accumulation or "pay-in" phase and the income or "pay-out" phase. The pay-out phase begins when you either take all of your money out of the account or you elect "income" payments using the money in your account. The number and the amount of the income payments you receive will depend on such things as the type of pay-out option you choose, your investment choices, and the amount used to provide your income payments. Because Deferred Annuities offer various insurance benefits such as pay-out options, including our guarantee of income for your lifetime, they are "annuities."

We no longer make this Deferred Annuity available, however, current contract owners may continue to make additional purchase payments, and new participants may enroll under any issued group contract.

AN INCOME ANNUITY

An Income Annuity, also known as an immediate annuity, only has a "pay-out" phase. You make a single purchase payment and select the type of income payment suited to your needs. Some of the income payment types guarantee an income stream for your lifetime; others guarantee an income stream for both your lifetime, as well as the lifetime of another person (such as a spouse). Some Income Annuities guarantee a time period of your choice over which MetLife will make income payments. Income Annuities also have other features. The amount of the income payments you receive will depend on such things as the income payment type you choose, your investment choices and the amount of your purchase payment.

The Income Annuities are no longer available.

                             YOUR INVESTMENT CHOICES

--------------------------------------------------------------------------------

The Metropolitan Fund, Met Investors Fund and American Funds(R) and each of their Portfolios are more fully described in their respective prospectuses and SAIs. The SAIs are available upon your request. You should read these prospectuses carefully before making purchase payments to the investment divisions. The Class A shares available to the Deferred Annuities and Income Annuities do not impose any 12b-1 Plan fees. However, 12b-1 Plan fees are imposed on American Funds(R) Portfolios, which are Class 2, and the following
Portfolios: BlackRock Large Cap Value, BlackRock Legacy Large Cap Growth, Clarion Global Real Estate, FI Value Leaders, Harris Oakmark International, Janus Forty, Lazard Mid Cap, Invesco Small Cap Growth, MFS(R) Total Return, Oppenheimer Capital Appreciation, PIMCO Inflation Protected Bond, SSgA Growth ETF, SSgA Growth and Income ETF Portfolios, which are Class E, Met/Franklin Income, Met/Franklin Mutual Shares, Met/Franklin Templeton Founding Strategy and Met/Templeton Growth, which are Class B, and American Funds Balanced Allocation, American Funds Growth Allocation and American Funds Moderate Allocation, which are Class C.


                                    A-PPA-14

The investment choices are listed in alphabetical order below (based upon the Portfolio's legal names). (See Appendix C Portfolio Legal and Marketing Names.) The investment divisions generally offer the opportunity for greater returns over the long term than our Fixed Interest Account/Fixed Income Option. You should understand that each Portfolio incurs its own risk which will be dependent upon the investment decisions made by the respective Portfolio's investment manager. Furthermore, the name of a Portfolio may not be indicative of all the investments held by the Portfolio. While the investment divisions and their comparably named Portfolios may have names, investment objectives and management which are identical or similar to publicly available mutual funds, these investment divisions and Portfolios are not those mutual funds. The Portfolios most likely will not have the same performance experience as any publicly available mutual fund. The degree of investment risk you assume will depend on the investment divisions you choose. Since your Account Balance or income payments are subject to the risks associated with investing in stocks and bonds, your Account Balance and/or variable income payments based on amounts allocated to the investment divisions may go down as well as up.

Each Portfolio has different investment objectives and risks. The Portfolio prospectuses contain more detailed information on each Portfolio's investment strategy, investment managers and its fees. You may obtain a Portfolio prospectus by calling 1 800-638-7732 or through your registered representative. We do not guarantee the investment results of the Portfolios

METROPOLITAN FUND ASSET ALLOCATION PORTFOLIOS

The MetLife Conservative Allocation Portfolio, the MetLife Conservative to Moderate Allocation Portfolio, the MetLife Moderate Allocation Portfolio, the MetLife Moderate to Aggressive Allocation Portfolio, and the MetLife Aggressive Allocation Portfolio, also known as the "asset allocation Portfolios," are "fund of funds" Portfolios that invest substantially all of their assets in other Portfolios of the Metropolitan Fund or the Met Investors Fund. Therefore, each of these asset allocation Portfolios will bear its pro-rata portion of the fees and expenses incurred by the underlying Portfolios in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the asset allocation Portfolios. The expense levels will vary over time, depending on the mix of underlying Portfolios in which the asset allocation Portfolio invests. Contract owners may be able to realize lower aggregate expenses by investing directly in the underlying Portfolios instead of investing in the asset allocation Portfolios. A contract owner who chooses to invest directly in the underlying Portfolios would not, however, receive the asset allocation services provided by MetLife Advisers.

MET INVESTORS FUND ASSET ALLOCATION PORTFOLIOS

The American Funds Balanced Allocation Portfolio, the American Funds Growth Allocation Portfolio and the American Funds Moderate Allocation Portfolio, also known as "asset allocation Portfolios", are "funds of funds" Portfolios that invest substantially all of their assets in Portfolios of the American Funds Insurance Series(R). Therefore, each of these asset allocation Portfolios will bear its pro-rata share of the fees and expenses incurred by the underlying Portfolio in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the asset allocation Portfolios. The expense levels will vary over time, depending on the mix of underlying Portfolios in which the asset allocation Portfolio invests. Underlying Portfolios consist of American Funds Portfolios that are currently available for investment directly under the Contract and other underlying American Funds Portfolios which are not made available directly under the Contract.

MET/FRANKLIN TEMPLETON FOUNDING STRATEGY PORTFOLIO

The Met/Franklin Templeton Founding Strategy Portfolio is a "funds of funds" Portfolio that invests equally in three other Portfolios of the Met Investors
Fund: the Met/Franklin Income Portfolio, the Met/Franklin Mutual Shares Portfolio and the Met/Templeton Growth Portfolio. Because the Portfolio invests in other underlying Portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying Portfolios in which it invests, including the management fee.

EXCHANGE-TRADED FUNDS PORTFOLIOS

The SSgA Growth ETF Portfolio and the SSgA Growth and Income ETF Portfolio are asset allocation Portfolios and "fund of funds" Portfolios, which invest substantially all of their assets in other investment companies known as

                                    A-PPA-15
exchange-traded funds ("Underlying ETFs"). As an investor in an Underlying ETF or other investment company, each Portfolio also will bear its pro-rata portion of the fees and expenses incurred by the Underlying ETF or other investment company in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of these Portfolios. The expense levels will vary over time depending on the mix of Underlying ETFs in which these Portfolios invest.

The current Portfolios are listed below, along with their investment manager and any sub-investment manager.

                                                                                  INVESTMENT
                                              INVESTMENT                           MANAGER /
            PORTFOLIO                          OBJECTIVE                    SUB-INVESTMENT MANAGER
--------------------------------   --------------------------------    --------------------------------
AMERICAN FUNDS((R))
American Funds Bond Fund           Seeks as high a level of current    Capital Research and Management
                                   income as is consistent with the    Company
                                   presentation of capital.
American Funds Global Small        Seeks long-term growth of           Capital Research and Management
  Capitalization Fund              capital.                            Company
American Funds Growth Fund         Seeks growth of capital.            Capital Research and Management
                                                                       Company
American Funds Growth-Income       Seeks long-term growth of           Capital Research and Management
  Fund                             capital and income.                 Company
MET INVESTORS FUND
American Funds Balanced            Seeks a balance between a high      MetLife Advisers, LLC Sub-
  Allocation Portfolio             level of current income and         Investment Manager: MetLife
                                   growth of capital, with a           Advisers, LLC
                                   greater emphasis on growth of
                                   capital.
American Funds Growth Allocation   Seeks growth of capital.            MetLife Advisers, LLC Sub-
  Portfolio                                                            Investment Manager: MetLife
                                                                       Advisers, LLC
American Funds Moderate            Seeks a high total return in the    MetLife Advisers, LLC Sub-
  Allocation Portfolio             form of income and growth of        Investment Manager: MetLife
                                   capital, with a greater emphasis    Advisers, LLC
                                   on income.
BlackRock Large Cap Core           Seeks long-term capital growth.     MetLife Advisers, LLC Sub-
  Portfolio                                                            Investment Manager: BlackRock
                                                                       Advisors, LLC
Clarion Global Real Estate         Seeks total return through          MetLife Advisers, LLC Sub-
  Portfolio                        investment in real estate           Investment Manager: ING Clarion
                                   securities, emphasizing both        Real Estate Securities LLC
                                   capital appreciation and current
                                   income.
Harris Oakmark International       Seeks long-term capital             MetLife Advisers, LLC Sub-
  Portfolio                        appreciation.                       Investment Manager: Harris
                                                                       Associates L.P.
Invesco Small Cap Growth           Seeks long-term growth of           MetLife Advisers, LLC Sub-
  Portfolio                        capital.                            Investment Manager: Invesco
                                                                       Advisers, Inc.
Janus Forty Portfolio              Seeks capital appreciation.         MetLife Advisers, LLC Sub-
                                                                       Investment Manager: Janus
                                                                       Capital Management LLC
Lazard Mid Cap Portfolio           Seeks long-term growth of           MetLife Advisers, LLC Sub-
                                   capital.                            Investment Manager: Lazard Asset
                                                                       Management LLC
Legg Mason ClearBridge             Seeks capital appreciation.         MetLife Advisers, LLC Sub-
  Aggressive Growth Portfolio                                          Investment Manager: ClearBridge
                                                                       Advisors, LLC


                                    A-PPA-16

                                                                                  INVESTMENT
                                              INVESTMENT                           MANAGER /
            PORTFOLIO                          OBJECTIVE                    SUB-INVESTMENT MANAGER
--------------------------------   --------------------------------    --------------------------------
Legg Mason Value Equity            Seeks long-term growth of           MetLife Advisers, LLC Sub-
  Portfolio                        capital.                            Investment Manager: Legg Mason
                                                                       Capital Management. Inc.
Lord Abbett Bond Debenture         Seeks high current income and       MetLife Advisers, LLC Sub-
  Portfolio                        the opportunity for capital         Investment Manager: Lord, Abbett
                                   appreciation to produce a high      & Co. LLC
                                   total return.
Met/Franklin Income Portfolio      Seeks to maximize income while      MetLife Advisers, LLC Sub-
                                   maintaining prospects for           Investment Manager: Franklin
                                   capital appreciation.               Advisers, Inc.
Met/Franklin Mutual Shares         Seeks capital appreciation,         MetLife Advisers, LLC Sub-
  Portfolio                        which may occasionally be short-    Investment Manager: Franklin
                                   term. The Portfolio's secondary     Mutual Advisers, LLC
                                   investment objective is income.
Met/Franklin Templeton Founding    Seeks capital appreciation and      MetLife Advisers, LLC Sub-
  Strategy Portfolio               secondarily seeks income.           Investment Manager: MetLife
                                                                       Advisers, LLC
Met/Templeton Growth Portfolio     Seeks long-term capital growth.     MetLife Advisers, LLC Sub-
                                                                       Investment Manager: Templeton
                                                                       Global Advisors Limited
MFS(R) Research International      Seeks capital appreciation.         MetLife Advisers, LLC Sub-
  Portfolio                                                            Investment Manager:
                                                                       Massachusetts Financial Services
                                                                       Company
Morgan Stanley Mid Cap Growth      Seeks capital appreciation.         MetLife Advisers, LLC Sub-
  Portfolio                                                            Investment Manager: Morgan
                                                                       Stanley Investment Management
                                                                       Inc.
Oppenheimer Capital Appreciation   Seeks capital appreciation.         MetLife Advisers, LLC Sub-
  Portfolio                                                            Investment Manager:
                                                                       OppenheimerFunds, Inc.
PIMCO Inflation Protected Bond     Seeks maximum real return,          MetLife Advisers, LLC Sub-
  Portfolio                        consistent with preservation of     Investment Manager: Pacific
                                   capital and prudent investment      Investment Management Company
                                   management.                         LLC
PIMCO Total Return Portfolio       Seeks maximum total return,         MetLife Advisers, LLC Sub-
                                   consistent with the preservation    Investment Manager: Pacific
                                   of capital and prudent              Investment Management Company
                                   investment management.              LLC
RCM Technology Portfolio           Seeks capital appreciation; no      MetLife Advisers, LLC Sub-
                                   consideration is given to           Investment Manager: RCM Capital
                                   income.                             Management LLC
SSgA Growth and Income ETF         Seeks growth of capital and         MetLife Advisers, LLC Sub-
  Portfolio                        income.                             Investment Manager: SSgA Funds
                                                                       Management, Inc.
SSgA Growth ETF Portfolio          Seeks growth of capital.            MetLife Advisers, LLC Sub-
                                                                       Investment Manager: SSgA Funds
                                                                       Management, Inc.
T. Rowe Price Mid Cap Growth       Seeks long-term growth of           MetLife Advisers, LLC Sub-
  Portfolio                        capital.                            Investment Manager: T. Rowe
                                                                       Price Associates, Inc.


                                    A-PPA-17

                                                                                  INVESTMENT
                                              INVESTMENT                           MANAGER /
            PORTFOLIO                          OBJECTIVE                    SUB-INVESTMENT MANAGER
--------------------------------   --------------------------------    --------------------------------
METROPOLITAN FUND
Artio International Stock          Seeks long-term growth of           MetLife Advisers, LLC Sub-
  Portfolio                        capital.                            Investment Manager: Artio Global
                                                                       Management, LLC
Barclays Capital Aggregate Bond    Seeks to equal the performance      MetLife Advisers, LLC Sub-
  Index Portfolio                  of the Barclays Capital U.S.        Investment Manager: MetLife
                                   Aggregate Bond Index.               Investment Advisors Company, LLC
BlackRock Aggressive Growth        Seeks maximum capital               MetLife Advisers, LLC Sub-
  Portfolio                        appreciation.                       Investment Manager: BlackRock
                                                                       Advisors, LLC
BlackRock Bond Income Portfolio    Seeks a competitive total return    MetLife Advisers, LLC Sub-
                                   primarily from investing in         Investment Manager: BlackRock
                                   fixed-income securities.            Advisors, LLC
BlackRock Diversified Portfolio    Seeks high total return while       MetLife Advisers, LLC Sub-
                                   attempting to limit investment      Investment Manager: BlackRock
                                   risk and preserve capital.          Advisors, LLC
BlackRock Large Cap Value          Seeks long-term growth of           MetLife Advisers, LLC Sub-
  Portfolio                        capital.                            Investment Manager: BlackRock
                                                                       Advisors, LLC
BlackRock Legacy Large Cap         Seeks long-term growth of           MetLife Advisers, LLC Sub-
  Growth Portfolio                 capital.                            Investment Manager: BlackRock
                                                                       Advisors, LLC
Davis Venture Value Portfolio      Seeks growth of capital.            MetLife Advisers, LLC Sub-
                                                                       Investment Manager: Davis
                                                                       Selected Advisers, L.P.
FI Value Leaders Portfolio         Seeks long-term growth of           MetLife Advisers, LLC Sub-
                                   capital.                            Investment Manager: Pyramis
                                                                       Global Advisors, LLC
Jennison Growth Portfolio          Seeks long-term growth of           MetLife Advisers, LLC Sub-
                                   capital.                            Investment Manager: Jennison
                                                                       Associates LLC
Loomis Sayles Small Cap Core       Seeks long-term capital growth      MetLife Advisers, LLC Sub-
  Portfolio                        from investments in common          Investment Manager: Loomis,
                                   stocks or other equity              Sayles & Company, L.P.
                                   securities.
Loomis Sayles Small Cap Growth     Seeks long-term capital growth.     MetLife Advisers, LLC Sub-
  Portfolio                                                            Investment Manager: Loomis,
                                                                       Sayles & Company, L.P.
Met/Artisan Mid Cap Value          Seeks long-term capital growth.     MetLife Advisers, LLC Sub-
  Portfolio                                                            Investment Manager: Artisan
                                                                       Partners Limited Partnership
MetLife Aggressive Allocation      Seeks growth of capital.            MetLife Advisers, LLC
  Portfolio
MetLife Conservative Allocation    Seeks a high level of current       MetLife Advisers, LLC
  Portfolio                        income, with growth of capital
                                   as a secondary objective.
MetLife Conservative to Moderate   Seeks high total return in the      MetLife Advisers, LLC
  Allocation Portfolio             form of income and growth of
                                   capital, with a greater emphasis
                                   on income.


                                    A-PPA-18

                                                                                  INVESTMENT
                                              INVESTMENT                           MANAGER /
            PORTFOLIO                          OBJECTIVE                    SUB-INVESTMENT MANAGER
--------------------------------   --------------------------------    --------------------------------
MetLife Mid Cap Stock Index        Seeks to equal the performance      MetLife Advisers, LLC Sub-
  Portfolio                        of the Standard & Poor's MidCap     Investment Manager: MetLife
                                   400(R) Composite Stock Price        Investment Advisors Company, LLC
                                   Index.
MetLife Moderate Allocation        Seeks a balance between a high      MetLife Advisers, LLC
  Portfolio                        level of current income and
                                   growth of capital, with a
                                   greater emphasis on growth of
                                   capital.
MetLife Moderate to Aggressive     Seeks growth of capital.            MetLife Advisers, LLC
  Allocation Portfolio
MetLife Stock Index Portfolio      Seeks to equal the performance      MetLife Advisers, LLC Sub-
                                   of the Standard & Poor's 500(R)     Investment Manager: MetLife
                                   Composite Stock Price Index.        Investment Advisors Company, LLC
MFS(R) Total Return Portfolio      Seeks a favorable total return      MetLife Advisers, LLC Sub-
                                   through investment in a             Investment Manager:
                                   diversified portfolio.              Massachusetts Financial Services
                                                                       Company
MFS(R) Value Portfolio             Seeks capital appreciation.         MetLife Advisers, LLC Sub-
                                                                       Investment Manager:
                                                                       Massachusetts Financial Services
                                                                       Company
Morgan Stanley EAFE(R) Index       Seeks to equal the performance      MetLife Advisers, LLC Sub-
  Portfolio                        of the MSCI EAFE(R) Index.          Investment Manager: MetLife
                                                                       Investment Advisors Company, LLC
Neuberger Berman Genesis           Seeks high total return,            MetLife Advisers, LLC Sub-
  Portfolio                        consisting principally of           Investment Manager: Neuberger
                                   capital appreciation.               Berman Management LLC
Neuberger Berman Mid Cap Value     Seeks capital growth.               MetLife Advisers, LLC Sub-
  Portfolio                                                            Investment Manager: Neuberger
                                                                       Berman Management LLC
Oppenheimer Global Equity          Seeks capital appreciation.         MetLife Advisers, LLC Sub-
  Portfolio                                                            Investment Manager:
                                                                       OppenheimerFunds, Inc.
Russell 2000(R) Index Portfolio    Seeks to equal the performance      MetLife Advisers, LLC Sub-
                                   of the Russell 2000(R) Index.       Investment Manager: MetLife
                                                                       Investment Advisors Company, LLC
T. Rowe Price Large Cap Growth     Seeks long-term growth of           MetLife Advisers, LLC Sub-
  Portfolio                        capital and, secondarily,           Investment Manager: T. Rowe
                                   dividend income.                    Price Associates, Inc.
T. Rowe Price Small Cap Growth     Seeks long-term capital growth.     MetLife Advisers, LLC Sub-
  Portfolio                                                            Investment Manager: T. Rowe
                                                                       Price Associates, Inc.
Western Asset Management           Seeks to maximize total return      MetLife Advisers, LLC Sub-
  Strategic Bond Opportunities     consistent with preservation of     Investment Manager: Western
  Portfolio                        capital.                            Asset Management Company
Western Asset Management U.S.      Seeks to maximize total return      MetLife Advisers, LLC Sub-
  Government Portfolio             consistent with preservation of     Investment Manager: Western
                                   capital and maintenance of          Asset Management Company
                                   liquidity.


Some of the investment choices may not be available under the terms of your Deferred Annuity or Income Annuity. The Contract or other correspondence we provide you will indicate the investment divisions that are available to you. Your investment choices may be limited because:

     - Your employer, association or other group contract holder limits the available investment divisions.


                                    A-PPA-19

     -    We have restricted the available investment divisions.

     -    Some of the investment divisions are not approved in your state.

The investment divisions buy and sell shares of corresponding mutual fund Portfolios. These Portfolios, which are part of the Metropolitan Fund, the Met Investors Fund or the American Funds(R), invest in stocks, bonds and other investments. All dividends declared by the Portfolios are earned by the Separate Account and reinvested. Therefore, no dividends are distributed to you under the Deferred Annuities or Income Annuities. You pay no transaction expenses (i.e., front-end or back-end sales load charges) as a result of the Separate Account's purchase or sale of these mutual fund shares. The Portfolios of the Metropolitan Fund and the Met Investors Fund are available by purchasing annuities and life insurance policies from MetLife or certain of its affiliated insurance companies and are never sold directly to the public. The American Funds(R) Portfolios are made available by the American Funds(R) only through various insurance company annuities and life insurance policies.

The Metropolitan Fund, the Met Investors Fund and American Funds(R) are each a "series" type fund registered with the Securities and Exchange Commission as an "open-end management investment company" under the 1940 Act. A "series" fund means that each Portfolio is one of several available through the fund.

The Portfolios of the Metropolitan Fund and Met Investors Fund pay MetLife Advisers, LLC, a MetLife affiliate, a monthly fee for its services as their investment manager. The Portfolios of the American Funds(R) pay Capital Research and Management Company a monthly fee for its services as their investment manager. These fees, as well as other expenses paid by each Portfolio, are described in the applicable prospectuses and SAIs for the Metropolitan Fund, Met Investors Fund and American Funds(R).

In addition, the Metropolitan Fund and the Met Investors Fund prospectuses each discuss other separate accounts of MetLife and its affiliated insurance companies and certain qualified retirement plans that invest in the Metropolitan Fund or the Met Investors Fund. The risks of these arrangements are discussed in each fund's prospectus.

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE PORTFOLIOS

An investment manager (other than our affiliate MetLife Advisers, LLC) or sub-investment manager of a Portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to the Contracts and, in the Company's role as an intermediary, with respect to the Portfolios. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. Contract owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees (see the Portfolios' prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Portfolios attributable to the Contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some investment managers or sub-investment managers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.

Additionally, an investment manager or sub-investment manager of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Contracts and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the investment manager or sub-investment manager (or their affiliate) with increased access to persons involved in the distribution of the Contracts.

We and/or certain of our affiliated insurance companies have a joint ownership interest in our affiliated investment manager MetLife Advisers, LLC, which is formed as a "limited liability company." Our ownership interest in MetLife Advisers, LLC entitles us to profit distributions if the investment manager makes a profit with respect to the investment management fees it receives from the Portfolios. We will benefit accordingly from assets allocated to the Portfolios to the extent they result in profits to the advisor. (See the Table of Expenses for information on the investment management fees paid by the Portfolios and the SAI for the Portfolios for information on the investment management fees paid by the investment managers to the sub-investment managers.)

Certain Portfolios have adopted a Distribution Plan under Rule 12b-1 of the 1940 Act. A Portfolio's 12b-1 Plan, if any, is described in more detail in each Portfolio's prospectus. (See the Fee Table and "Who Sells the Deferred Annuities and Income Annuities.") Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. Payments under a Portfolio's 12b-1 Plan decrease the Portfolio's investment return.


                                    A-PPA-20

We select the Portfolios offered through the Contracts based on a number of criteria, including asset class coverage, the strength of the investment manager's or sub-investment manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio's investment manager or sub-investment manager is one of our affiliates or whether the Portfolio, its investment manager, its sub-investment manager(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment advisors are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to Portfolios advised by our affiliates than those that are not, we may be more inclined to offer Portfolios advised by our affiliates in the variable insurance products we issue. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new purchase payments and/or transfers of contract value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Contract owners. In some cases, we have included Portfolios based on recommendations made by selling firms. These selling firms may receive payments from the Portfolios they recommend and may benefit accordingly from the allocation of Contract value to such Portfolios.

WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR PORTFOLIO. YOU BEAR THE RISK OF ANY DECLINE IN THE CONTRACT VALUE OF YOUR CONTRACT RESULTING FROM THE PERFORMANCE OF THE PORTFOLIOS YOU HAVE CHOSEN.

We make certain payments to American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series(R). (See "Who Sells the Deferred Annuities and Income Annuities.")

                               DEFERRED ANNUITIES

--------------------------------------------------------------------------------

This Prospectus describes the following Deferred Annuities under which you can accumulate money:

     -    Non-Qualified

     -    Traditional IRAs (Individual Retirement Annuities)

     -    Roth IRAs (Roth Individual Retirement Annuities)

     - SIMPLE IRAs (Savings Incentive Match Plan for Employees Individual Retirement Annuities)

     -    SEPs (Simplified Employee Pensions)

These Deferred Annuities may be issued either to you as an individual or to a group (in which case you are then a participant under the group's Deferred Annuity).

Certain group Deferred Annuities may be issued to a bank that does nothing but hold them as contract holder.

THE DEFERRED ANNUITY AND YOUR RETIREMENT PLAN

If you participate through a retirement plan or other group arrangement, the Deferred Annuity may provide that all or some of your rights or choices as described in this Prospectus are subject to the plan's terms. For example, limitations on your rights may apply to investment choices, purchase payments, withdrawals, transfers, the death benefit and pay-out options. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any amounts. We are not a party to your employer's retirement plan. We will not be responsible for determining what your plan says. You should consult your Deferred Annuity Contract and plan document to see how you may be affected.

AUTOMATED INVESTMENT STRATEGIES

There are five automated investment strategies available to you. We created these investment strategies to help you manage your money. You decide if one is appropriate for you, based upon your risk tolerance and savings goals. These investment strategies are available to you without any additional charges. As with any investment program, no

                                    A-PPA-21
strategy can guarantee a gain -- you can lose money. We may modify or terminate any of the strategies at any time. You may have only one automated investment strategy in effect at a time.

THE EQUITY GENERATOR(R): An amount equal to the interest earned in the Fixed Interest Account is transferred monthly to either the MetLife Stock Index or BlackRock Aggressive Growth Division, based on your selection. If your Fixed Interest Account balance at the time of a scheduled transfer is zero, this strategy is automatically discontinued.

As an added benefit of this strategy, as long as 100% of every purchase payment is allocated to the Fixed Interest Account for the life of your Deferred Annuity and you never request allocation changes or transfers, you will not pay more in early withdrawal charges than your Contract earns. Early withdrawal charges may be taken from any of your earnings.

THE EQUALIZER(SM): You start with equal amounts of money in the Fixed Interest Account and your choice of either the MetLife Stock Index Division or the BlackRock Aggressive Growth Division. Each quarter amounts are transferred between the Fixed Interest Account and your chosen investment division to make the value of each equal. For example, if you choose the MetLife Stock Index Division and over the quarter it outperforms the Fixed Interest Account, money is transferred to the Fixed Interest Account. Conversely, if the Fixed Interest Account outperforms the MetLife Stock Index Division, money is transferred into the MetLife Stock Index Division.

THE REBALANCER(R): You select a specific asset allocation for your entire Account Balance from among the investment divisions and the Fixed Interest Account. Each quarter, we transfer amounts among these options to bring the percentage of your Account Balance in each option back to your original allocation. In the future, we may permit you to allocate less than 100% of your Account Balance to this strategy.

THE INDEX SELECTOR(R): You may select one of five asset allocation models which are designed to correlate to various risk tolerance levels. Based on the model you choose, your entire Account Balance is allocated among the Barclays Capital Aggregate Bond Index, MetLife Stock Index, Morgan Stanley EAFE(R) Index, Russell 2000(R) Index and MetLife Mid Cap Stock Index Divisions and the Fixed Interest Account. Each quarter, the percentage in each of these investment divisions and the Fixed Interest Account is brought back to the model percentage by transferring amounts among the investment divisions and the Fixed Interest Account.

In the future, we may permit you to allocate less than 100% of your Account Balance to this strategy.

We will continue to implement the Index Selector strategy using the percentage allocations of the model that were in effect when you elected the Index Selector. You should consider whether it is appropriate for you to continue this strategy over time if your risk tolerance, time horizon or financial situation changes. This strategy may experience more volatility than our other strategies. We provide the elements to formulate the model. We may rely on a third party for its expertise in creating appropriate allocations.

The asset allocation models used in the Index Selector strategy may change from time to time. If you are interested in an updated model, please contact your sales representative.

THE ALLOCATOR(SM): Each month a dollar amount you choose is transferred from the Fixed Interest Account to any of the investment divisions you choose. You select the day of the month and the number of months over which the transfers will occur. A minimum periodic transfer of $50 is required. Once your Fixed Interest Account balance is exhausted, this strategy is automatically discontinued.

The Equity Generator and the Allocator are dollar cost averaging strategies. Dollar cost averaging involves investing at regular intervals of time. Since this involves continuously investing regardless of fluctuating prices, you should consider whether you wish to continue the strategy through periods of fluctuating prices.

PURCHASE PAYMENTS

There is no minimum purchase payment.

You may continue to make purchase payments while you receive Systematic Withdrawal Program payments, as described later in this Prospectus, unless your purchase payments are made through automatic payroll deduction, debit authorization, salary reduction or salary deduction. You may make purchase payments to your Deferred Annuity whenever you choose, up to the date you begin receiving payments from a pay-out option.


                                    A-PPA-22

ALLOCATION OF PURCHASE PAYMENTS

You decide how your money is allocated among the Fixed Interest Account and the investment divisions. You can change your allocations for future purchase payments. We will make allocation changes when we receive your request for a change. You may also specify an effective date for the change as long as it is within 30 days after we receive the request.

If you choose to make an allocation to the asset allocation investment divisions with your initial purchase payment, 100% of your allocation to the investment choices must be to only one of the asset allocation investment divisions. After the initial purchase payment has been made, you may allocate subsequent purchase payments or make transfers from any asset allocation investment division to any investment choice or to one or more of the asset allocation investment divisions.

AUTOMATED PURCHASE PAYMENTS

If you purchase a Traditional IRA, a Roth IRA or a Non-Qualified Deferred Annuity, you may elect to have purchase payments made automatically. With "automatic payroll deduction" your employer deducts an amount from your salary and makes the purchase payment for you. With purchase payments through debit authorization your bank deducts money from your bank account and makes the purchase payment for you.

ELECTRONIC APPLICATIONS

When circumstances permit, we may be able to electronically submit your complete initial application to your MetLife Designated Office. If you elect to use this process, our local office or your sales representative will actually transmit the record of your purchase payment and application. Your actual purchase payment, application and other related documents will then be forwarded to your MetLife Designated Office. We may, for certain Deferred Annuities, treat the electronic purchase payment as though we had received payment at your MetLife Designated Office in order to credit and value the purchase payment.

We may do this if:

     - The electronic purchase payment is received at your MetLife Designated Office and accompanied by a properly completed electronic application record; and

     - Your money, application and other documentation are received in Good Order at your MetLife Designated Office within five business days following the transmission of the electronic record. Generally, the electronic record is received at your MetLife Designated Office the business day following its transmission by the sales representative or local office.

          If, however, your purchase payment and paper copy of the application are received at your MetLife Designated Office before the electronic record, then your purchase payment will be credited and valued as of the date it is received.

LIMITS ON PURCHASE PAYMENTS

Your ability to make purchase payments may be limited by:

     -    Federal tax laws;

     - Our right to limit the total of your purchase payments to $1,000,000. We may change the maximum by telling you in writing at least 90 days in advance;

     - Regulatory requirements. For example, if you reside in Washington or Oregon, we may be required to limit your ability to make purchase payments after you have held the Deferred Annuity for more than three years, if the Deferred Annuity was issued to you after you turn age 60; or after you turn age 63, if the Deferred Annuity was issued before you were age 61;

     - Retirement, for certain Deferred Annuities. You may no longer make purchase payments if you retire;

     -    Leaving your job (for the SEP and SIMPLE Deferred Annuity).;


                                    A-PPA-23

THE VALUE OF YOUR INVESTMENT

Accumulation Units are credited to you when you make purchase payments or transfers into an investment division. When you withdraw or transfer money from an investment division, accumulation units are liquidated. We determine the number of accumulation units by dividing the amount of your purchase payment, transfer or withdrawal by the Accumulation Unit Value on the date of the transaction.

This is how we calculate the Accumulation Unit Value for each investment division:

     - First, we determine the change in investment performance (including any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

     - Next, we subtract the daily equivalent of our insurance-related charge (general administrative expenses and mortality and expense risk charges) for each day since the last Accumulation Unit Value was calculated; and

     - Finally, we multiply the previous Accumulation Unit Value by this result.

EXAMPLES

CALCULATING THE NUMBER OF ACCUMULATION UNITS

Assume you make a purchase payment of $500 into one investment division and that investment division's Accumulation Unit Value is currently $10.00. You would be credited with 50 accumulation units.

   $500        =     50 accumulation units
----------

    $10


CALCULATING THE ACCUMULATION UNIT VALUE

Assume yesterday's Accumulation Unit Value was $10.00 and the number we calculate for today's investment experience (minus charges) for an underlying Portfolio is 1.05. Today's Accumulation Unit Value is $10.50. The value of your $500 investment is then $525 (50 x$10.50 =$525).

           $10.00 x1.05 =$10.50 is the new Accumulation Unit Value

However, assume that today's investment experience (minus charges) is .95 instead of 1.05. Today's Accumulation Unit Value is $9.50. The value of your $500 investment is then $475 (50 x$9.50 =$475).

           $10.00 x.95 =$9.50 is the new Accumulation Unit Value

TRANSFERS

You may make tax-free transfers between investment divisions or between the investment divisions and the Fixed Interest Account. For us to process a transfer, you must tell us:

     -    The percentage or dollar amount of the transfer;

     - The investment divisions (or Fixed Interest Account) from which you want the money to be transferred;

     - The investment divisions (or Fixed Interest Account) to which you want the money to be transferred; and

     - Whether you intend to start, stop, modify or continue unchanged an automated investment strategy by making the transfer.

Your transfer request must be in Good Order and completed prior to the close of the Exchange on a business day if you want the transaction to take place on that day. All other transfer requests in Good Order will be processed on our next business day.

WE MAY REQUIRE YOU TO:

     -    Use our forms;


                                    A-PPA-24

     - Maintain a minimum Account Balance (if the transfer is in connection with an automated investment strategy; or

     - Transfer a minimum amount if the transfer is in connection with the Allocator.

"MARKET TIMING" POLICIES AND PROCEDURES

The following is a discussion of our market timing policies and procedures.

Frequent requests from Contract owners or participants/annuitants to make transfers/reallocations may dilute the value of a Portfolio's shares if the frequent transfers/reallocations involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers/reallocations may also increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect Contract owners and other persons who may have an interest in the Contracts (e.g., participants/annuitants).


We have policies and procedures that attempt to detect and deter frequent transfers/reallocations in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield investment Portfolios (i.e., the American Funds Global Small Capitalization, Artio International Stock, Clarion Global Real Estate, Harris Oakmark International, Invesco Small Cap Growth, Loomis Sayles Small Cap Core, Loomis Sayles Small Cap Growth, Lord Abbett Bond Debenture, Met/Templeton Growth, MFS(R) Research International, Morgan Stanley EAFE(R) Index, Neuberger Berman Genesis, Oppenheimer Global Equity, Russell 2000(R) Index, T. Rowe Price Small Cap Growth and Western Asset Management Strategic Bond Opportunities Portfolios -- the "Monitored Portfolios and we monitor transfer/reallocation activity in those Monitored Portfolios. In addition, as described below, we intend to treat all American Funds Insurance Series(R) Portfolios ("American Funds portfolios") as Monitored Portfolios. We employ various means to monitor transfer/reallocation activity, such as examining the frequency and size of transfers/reallocations into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer/reallocation activity to determine if, for each category of international, small-cap, and high-yield portfolios, in a 12 month period there were (1) six or more transfers/reallocations involving the given category; (2) cumulative gross transfers/reallocations involving the given category that exceed the current account balance; and (3) two or more "round-trips" involving any Monitored Portfolio in the given category. A round-trip generally is defined as a transfer/reallocation in followed by a transfer/reallocation out within the next seven calendar days or a transfer/reallocation out followed by a transfer/reallocation in within the next seven calendar days, in either case subject to certain other criteria.


We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer/reallocation activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer/reallocation activity in certain Portfolios, we rely on the underlying Portfolios to bring any potential disruptive transfer/reallocation activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer/reallocation activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

AMERICAN FUNDS((R)) MONITORING POLICY. As a condition to making their portfolios available in our products, American Funds(R) requires us to treat all American Funds portfolios as Monitored Portfolios under our current market timing and excessive trading policies and procedures. Further, American Funds(R) requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor transfer/reallocation activity in American Funds portfolios to determine if there were two or more transfers/reallocations in followed by transfers/reallocations out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds(R) monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction during which period we will require all transfer/reallocation requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be

                                    A-PPA-25
subject to our current market timing and excessive trading policies, procedures and restrictions (described below), and transfer/reallocation restrictions may be imposed upon a violation of either monitoring policy.

Our policies and procedures may result in transfer/reallocation restrictions being applied to deter market timing. Currently, when we detect transfer/reallocation activity in the Monitored Portfolios that exceeds our current transfer/reallocation limits, or other transfer/reallocation activity that we believe may be harmful to other persons who have an interest in the Contracts, we require all future requests to or from any Monitored Portfolios or other identified Portfolios under that Contract to be submitted with an original signature.

Transfers made under a dollar cost averaging program, a rebalancing program or, if applicable, any asset allocation program described in this Prospectus are not treated as transfers when we evaluate trading patterns for market timing.

The detection and deterrence of harmful transfer/reallocation activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the transfer/reallocation limits. Our ability to detect and/or restrict such transfer/reallocation activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Contract owners or participants/annuitants to avoid such detection. Our ability to restrict such transfer/reallocation activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer/reallocation activity that may adversely affect Contract owners or participants/annuitants and other persons with interests in the Contracts. We do not accommodate market timing in any Portfolios and there are no arrangements in place to permit any Contract owner or participant/annuitant to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

The Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual Contract owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers/reallocations by specific Contract owners who violate the frequent trading policies established by the Portfolio.

In addition, Contract owners or participants/annuitants and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus Contract owners or participants/annuitants) will not be harmed by transfer/reallocation activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more transfer/reallocation requests from Contract owners engaged in disruptive trading activity, the Portfolio may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the transfer/reallocation privilege at any time. We also reserve the right to defer or restrict the transfer/reallocation privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single Contract owner or participant/annuitant). You should read the Portfolio prospectuses for more details.


                                    A-PPA-26

ACCESS TO YOUR MONEY

You may withdraw either all or part of your Account Balance from the Deferred Annuity. Other than those made through the Systematic Withdrawal Program, withdrawals must be at least $500 (or the Account Balance, if less). To process your request, we need the following information:

     -    The percentage or dollar amount of the withdrawal; and

     - The investment divisions (or Fixed Interest Account) from which you want the money to be withdrawn.

Your withdrawal may be subject to income taxes, tax penalties and early withdrawal charges.

Generally, if you request, we will make payments directly to other investments on a tax-free basis. You may only do so if all applicable tax and state regulatory requirements are met and we receive all information necessary for us to make the payment. We may require you to use our original forms.

We may withhold payment of withdrawal if any portion of those proceeds would be derived from your check that has not yet cleared (i.e., that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communication to verify that payment from your check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. You may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.

SYSTEMATIC WITHDRAWAL PROGRAM

If we agree and if approved in your state, you may choose to automatically withdraw a specific dollar amount or a percentage of your Account Balance each Contract Year. This amount is then paid in equal portions throughout the Contract Year, according to the time frame you select, e.g., monthly, quarterly, semi-annually or annually. Once the Systematic Withdrawal Program is initiated, the payments will automatically renew each Contract Year. Income taxes, tax penalties and early withdrawal charges may apply to your withdrawals. Program payment amounts are subject to our required minimums and administrative restrictions. Your Account Balance will be reduced by the amount of your Systematic Withdrawal Program payments and applicable withdrawal charges. Payments under this program are not the same as income payments you would receive from a Deferred Annuity pay-out option or under an Income Annuity.

If you elect to withdraw a dollar amount, we will pay you the same dollar amount each Contract Year. If you elect to withdraw a percentage of your Account Balance, each Contract Year, we recalculate the amount you will receive based on your new Account Balance.

If you do not provide us with your desired allocation, or there are insufficient amounts in the investment divisions or the Fixed Interest Account that you selected, the payments will be taken out pro-rata from the Fixed Interest Account and any investment divisions in which you have an Account Balance.

CALCULATING YOUR PAYMENT BASED ON A PERCENTAGE ELECTION FOR THE FIRST CONTRACT YEAR YOU ELECT THE SYSTEMATIC WITHDRAWAL PROGRAM: If you choose to receive a percentage of your Account Balance, we will determine the amount payable on the date these payments begin. When you first elect the program, we will pay this amount over the remainder of the Contract Year. For example, if you select to receive payments on a monthly basis with the percentage of your Account Balance you request equaling $12,000, and there are six months left in the Contract Year, we will pay you $2,000 a month.

CALCULATING YOUR PAYMENT FOR SUBSEQUENT CONTRACT YEARS OF THE SYSTEMATIC WITHDRAWAL PROGRAM: For each subsequent year that your Systematic Withdrawal Program remains in effect, we will deduct from your Deferred Annuity and pay you over the Contract Year either the amount that you chose or an amount equal to the percentage of your Account Balance you chose. For example, if you select to receive payments on a monthly basis, ask for a percentage and that percentage of your Account Balance equals $12,000 at the start of a Contract Year, we will pay you $1,000 a month.

If you do not provide us with your desired allocation, or there are insufficient amounts in the investment divisions or the Fixed Interest Account that you selected, the payments will be taken out pro-rata from the Fixed Interest Account and any investment divisions in which you then have money.


                                    A-PPA-27

SELECTING A PAYMENT DATE: You select a payment date which becomes the date we make the withdrawal. We must receive your request in Good Order at least 10 days prior to the selected payment date. (If you would like to receive your Systematic Withdrawal Program payment on or about the first of the month, you should request payment by the 20th day of the month.) If we do not receive your request in time, we will make the payment the following month on the date you selected. If you do not select a payment date, we will automatically begin systematic withdrawals within 30 days after we receive your request. Changes in the dollar amount, percentage or timing of the payments can be made once a year at the beginning of any Contract Year and one other time during the Contract Year. If you make any of these changes, we will treat your request as though you were starting a new Systematic Withdrawal Program. You may request to stop your Systematic Withdrawal Program at any time. We must receive any request in Good Order at least 30 days in advance.

Although we need your written authorization to begin this program, you may cancel this program at any time by telephone or by writing to us at your MetLife Designated Office.

Systematic Withdrawal Program payments may be subject to an early withdrawal charge unless an exception to this charge applies. For purposes of determining how much of the annual payment amount is exempt from this charge under the free withdrawal provision (discussed later), all payments from a Systematic Withdrawal Program in a Contract Year are characterized as a single lump sum withdrawal as of your first payment date in that Contract Year. When you first elect the program, we will calculate the percentage of your Account Balance your Systematic Withdrawal Program payment represents based on your Account Balance on the first Systematic Withdrawal Program payment date. For all subsequent Contract Years, we will calculate the percentage of your Account Balance your Systematic Withdrawal Program payment represents based on your Account Balance on the first Systematic Withdrawal Program payment date of that Contract Year. We will determine separately the early withdrawal charge and any relevant factors (such as applicable exceptions) for each Systematic Withdrawal Program payment as of the date it is withdrawn from your Deferred Annuity.

MINIMUM DISTRIBUTION

In order for you to comply with certain tax law provisions, you may be required to take money out of your Deferred Annuity. Rather than receiving your minimum required distribution in one annual lump-sum payment, you may request that we pay it to you in installments throughout the calendar year. However, we may require that you maintain a certain Account Balance at the time you request these payments.

CONTRACT FEE

There is no Separate Account annual contract fee.

     - For the Non-Qualified, Traditional IRA, Roth IRA and SEP Deferred Annuities, you pay a $20 annual fee from the Fixed Interest Account at the end of each Contract Year if your Account Balance is less than $20,000 and you are not enrolled in the check-o-matic or automatic payroll deduction programs.

     - For the SIMPLE IRA Deferred Annuity, you pay a $20 annual fee from the Fixed Interest Account at the end of each Contract Year if your Account Balance is less than $20,000 and you do not make a purchase payment during the Contract Year.

CHARGES

There are two types of charges you pay while you have money in an investment division:

     -    Insurance-related charge (or Separate Account charge), and

     -    Investment-related charge.

We describe these charges below. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with the particular Contract. For example, the early withdrawal charge may not fully cover all of the sales and deduction expenses actually incurred by us, and proceeds from other charges, including the Separate Account charge, may be used in part to cover such expenses. We can profit from certain contract charges.


                                    A-PPA-28

The Separate Account charge you pay will not reduce the number of accumulation units credited to you. Instead, we deduct the charge as part of the calculation of the Accumulation Unit Value.

INSURANCE-RELATED OR SEPARATE ACCOUNT CHARGE

You will pay an insurance-related charge for the Separate Account that is no more than 1.25% annually of the average value of the amount you have in the Separate Account. This charge pays us for general administrative expenses and for the mortality and expense risk of the Deferred Annuity. MetLife guarantees that the Separate Account insurance-related charge will not increase while you have this Deferred Annuity.

General administrative expenses we incur include financial, actuarial, accounting, and legal expenses.

The mortality portion of the insurance-related charge pays us for the risk that you may live longer than we estimated. Then, we could be obligated to pay you more in payments from a pay-out option than we anticipated. Also, we bear the risk that the guaranteed death benefit we would pay should you die during your "pay-in" phase is larger than your Account Balance. We also bear the risk that our expenses in administering the Deferred Annuities may be greater than we estimated (expense risk).

INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. Four classes of shares available to the Deferred Annuities have 12b-1 Plan fees, which pay for distribution expenses. The percentage you pay for the investment-related charge depends on which investment divisions you select. Amounts for each investment division for the previous year are listed in the Table of Expenses.

PREMIUM AND OTHER TAXES

Some jurisdictions tax what are called "annuity considerations." These may apply to purchase payments, Account Balances and death benefits. In most jurisdictions, we currently do not deduct any money from purchase payments, Account Balances or death benefits to pay these taxes. Generally, our practice is to deduct money to pay premium taxes (also known as "annuity" taxes) only when you exercise a pay-out option. In certain jurisdictions, we may also deduct money to pay premium taxes on lump sum withdrawals or when you exercise a pay-out option. We may deduct an amount to pay premium taxes some time in the future since the laws and the interpretation of the laws relating to annuities are subject to change.

Premium taxes, if applicable, depend on the Deferred Annuity you purchase and your home state or jurisdiction. A chart in Appendix A shows the jurisdictions where premium taxes are charged and the amount of these taxes.

We also reserve the right to deduct from purchase payments, Account Balances, withdrawals or income payments, any taxes (including but not limited to premium taxes) paid by us to any government entity relating to the Deferred Annuities. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Deferred Annuities. We may, at our sole discretion, pay taxes when due and deduct that amount from the Account Balance at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.

EARLY WITHDRAWAL CHARGES

An early withdrawal charge of up to 7% may apply if you withdraw purchase payments within 7 years of when they were credited to your Deferred Annuity. The early withdrawal charge does not apply in certain situations or upon the occurrence of certain events or circumstances. Unless the withdrawal qualifies under one of these situations, events or circumstances, withdrawal charges will apply where there is a request to divide the Account Balance due to a divorce. To determine the early withdrawal charge for Deferred Annuities, we treat your Fixed Interest Account and Separate Account as if they were a single account and ignore both your actual allocations and the Fixed Interest Account or investment division from which the withdrawal is actually coming. To do this, we first assume that your withdrawal is from purchase payments that can be withdrawn without an early withdrawal charge, then from other

                                    A-PPA-29
purchase payments on a "first-in-first-out" (oldest money first) basis and then from earnings. Once we have determined the amount of the early withdrawal charge, we will then withdraw it from the Fixed Interest Account and the investment divisions in the same proportion as the withdrawal is being made. In determining what the withdrawal charge is, we do not include earnings, although the actual withdrawal to pay it may come from earnings. However, if the early withdrawal charge is greater than the available purchase payments, then we will take the early withdrawal charges, in whole or in part, from your earnings.

For partial withdrawals, the early withdrawal charge is determined by dividing the amount that is subject to the early withdrawal charge by 100% minus the applicable percentage shown in the following chart. Then we will make the payment directed and withdraw the early withdrawal charge. We will treat your request as a request for a full withdrawal if your Account Balance is not sufficient to pay both the requested withdrawal and the early withdrawal charge.

For a full withdrawal, we multiply the amount to which the withdrawal charge applies by the percentage shown, keep the result as an early withdrawal charge and pay you the rest.

The early withdrawal charge on purchase payments withdrawn is as follows:

DURING PURCHASE PAYMENT YEAR    PERCENTAGE
----------------------------    ----------
              1                     7%
              2                     6%
              3                     5%
              4                     4%
              5                     3%
              6                     2%
              7                     1%
          8 & Later                 0%


The early withdrawal charge reimburses us for our costs in selling the Deferred Annuities. We may use our profits (if any) from the mortality and expense risk charge to pay for our costs to sell the Deferred Annuities which exceed the amount of early withdrawal charges we collect. However, we believe that our sales costs may exceed the early withdrawal charges we collect. If so, we will pay the difference out of our general profits.

WHEN NO EARLY WITHDRAWAL CHARGE APPLIES

In some cases, we will not charge you the early withdrawal charge when you make a withdrawal. We may, however, ask you to prove that you meet one of the conditions listed below.

You do not pay an early withdrawal charge:

     - On transfers you make within your Deferred Annuity among investment divisions and transfers to or from the Fixed Interest Account.

     -    On withdrawals of purchase payments you made over seven years ago.

     - If you choose payments over one or more lifetimes or for a period of at least five years (without the right to accelerate the payments).

     - If you die during the pay-in phase. Your beneficiary will receive the full death benefit without deduction.

     - If your Contract permits and your spouse is substituted as the purchaser of the Deferred Annuity and continues the Contract, that portion of the Account Balance that equals the "step up" portion of the death benefit.

     - If you withdraw up to 10% of your Account Balance each Contract Year. This 10% total withdrawal may be taken in an unlimited number of partial withdrawals during that Contract Year. Each time you make a withdrawal, we calculate what percentage your withdrawal represents at that time. Only when the total of these percentages exceeds 10% will you have to pay early withdrawal charges.

     - If the withdrawal is required for you to avoid Federal income tax penalties or to satisfy Federal income tax rules or Department of Labor regulations that apply to your Deferred Annuity. This exception does not

                                    A-PPA-30
          apply if you have a Non-Qualified or Roth IRA Deferred Annuity or if the withdrawal is to satisfy Section 72(t) requirements under the Internal Revenue Code.

     - Because you accept an amendment converting your Traditional IRA Deferred Annuity to a Roth IRA Deferred Annuity.

     - Subject to availability in your state, if the early withdrawal charge that would apply if not for this provision (1) would constitute less than 0.50% of your Account Balance and (2) you transfer your total Account Balance to certain eligible contracts issued by MetLife or one of its affiliated companies and we agree.

     - If your Contract provides for this, on your first withdrawal to which an early withdrawal charge would otherwise apply, and either you or your spouse:

          - Has been a resident of certain nursing home facilities for a minimum of 90 consecutive days; or

          - Is diagnosed with a terminal illness and not expected to live more than a year.

     - If you have transferred money which is not subject to a withdrawal charge (because you have satisfied contractual provisions for a withdrawal without the imposition of a contract withdrawal charge) from certain eligible MetLife contracts into the Deferred Annuity and the withdrawal is of these transferred amounts and we agree. Any purchase payments made after the transfer are subject to the usual early withdrawal charge schedule.

WHEN A DIFFERENT EARLY WITHDRAWAL CHARGE MAY APPLY

If you transferred money from certain eligible MetLife contracts into a Deferred Annuity, you may have different early withdrawal charges for these transferred amounts. Any purchase payments made after the transfer are subject to the usual early withdrawal charge schedule.

     -    Amounts transferred before January 1, 1996:

          We credit your transfer amounts with the time you held them under your original Contract. Or, if it will produce a lower charge, we use the following schedule to determine early withdrawal charges (determined as previously described) for transferred amounts from your original
          Contract:

DURING PURCHASE PAYMENT YEAR    PERCENTAGE
----------------------------    ----------
              1                     5%
              2                     4%
              3                     3%
              4                     2%
              5                     1%
        6 and Beyond                0%


     -    Amounts transferred on or after January 1, 1996:

          - For certain contracts which we issued at least two years before the date of transfer (except as noted below), we apply the withdrawal charge under your original Contract but not any of the original Contract's exceptions or reductions to the withdrawal charge percentage that do not apply to a Deferred Annuity. Or, if it will produce a lower charge, we use the following schedule to determine early withdrawal charges for transferred amounts from your original Contract:

AFTER THE TRANSFER    PERCENTAGE
------------------    ----------
         1                5%
         2                4%
         3                3%
         4                2%
         5                1%
   6 and Beyond           0%




                                    A-PPA-31

          - If we issued the other contract less than two years before the date of the transfer or it has a separate withdrawal charge for each purchase payment, we treat your purchase payments under the other contract as if they were made under the Deferred Annuity as of the date we received them under that contract.

     - Alternatively, if provided for in your Deferred Annuity, we credit your purchase payments with the time you held them under your original Contract.

FREE LOOK

You may cancel your Deferred Annuity within a certain time period. This is known as a "free look." Not all contracts issued are subject to free look provisions under state law. We must receive your request to cancel in writing by the appropriate day in your state, which varies from state to state. The time period may also vary depending on your age and whether you purchased your Deferred Annuity from us directly, through the mail or with money from another annuity or life insurance policy. Depending on state law, we may refund all of your purchase payments or your Account Balance as of the date your refund request is received at your MetLife Designated Office in Good Order.

Presently, MetLife offers another deferred annuity which has different features and different charges and expenses than the Deferred Annuity. Currently, MetLife is offering holders of the Deferred Annuity the ability to exchange the Deferred Annuity for this other deferred annuity, if certain criteria are met and if we believe the exchange is appropriate. The exchange offer is not approved in all states. Those contract holders who are interested in receiving more information about the exchange offer should contact their representative.

DEATH BENEFIT

One of the insurance guarantees we provide you under your Deferred Annuity is that your beneficiaries will be protected during the "pay-in" phase against market downturns. You name your beneficiary(ies) If you die during the pay-in phase, the death benefit the beneficiary receives will be the greatest of:

     -    Your Account Balance;

     - Your highest Account Balance as of December 31 following the end of your fifth Contract Year and at the end of every other five year period. In any case, less any later partial withdrawals, fees and charges; or

     - The total of all of your purchase payments less any partial withdrawals.

The death benefit is determined as of the end of the business day on which we receive both due proof of death and an election for the payment method.

Where there are multiple beneficiaries, the death benefit will only be determined as of the time the first beneficiary submits the necessary documentation in Good Order. If the death benefit payable is an amount that exceeds the Account Balance on the day it is determined, we will apply to the Contract an amount equal to the difference between the death benefit payable and the Account Balance in accordance with the current allocation of the Account Balance. This death benefit amount remains in the investment divisions until each of the other beneficiaries submits the necessary documentation in Good Order to claim his/her death benefit. Any death benefit amounts held in the investment divisions on behalf of the remaining beneficiaries are subject to investment risk. There is no additional death benefit guarantee.

Your beneficiary has the option to apply the death benefit (less any applicable premium and other taxes) to a pay-out option offered under your Deferred Annuity. Your beneficiary may, however, decide to take a lump sum cash payment.

If permitted in the Contract, if the beneficiary is your spouse, he/she may be substituted as the purchaser of the Deferred Annuity and continue the Contract under the terms and conditions of the Contract that applied prior to the owner's death, with certain exceptions described in the Contract. In that case, the Account Balance will be reset to equal the death benefit on the date the spouse continues the Deferred Annuity. (Any additional amounts added to the Account Balance will be allocated in the same proportions to each balance in an investment division and the Fixed Interest Account as each bears to the total Account Balance). If the spouse continues the Deferred Annuity, the death benefit is calculated as previously described, except, all values used to calculate the death benefit, which may

                                    A-PPA-32
include highest Account Balance as of December 31 following the end of the fifth contract year and every other five year period, are reset on the date the spouse continues the Deferred Annuity. Your spouse may make additional purchase payments and transfers and exercise any other rights as a purchaser of the Contract. Any applicable early withdrawal charges will be assessed against future withdrawals.

Your beneficiary may also continue the Traditional IRA Deferred Annuity in your name. In that case the Account Balance is reset to equal the death benefit on the date the beneficiary submits the necessary documentation in Good Order. (Any additional amounts added to the Account Balance will be allocated in the same proportions to each balance in an investment division and the Fixed Interest Account as each bears to the total Account Balance). There is no second death benefit payable upon the death of the beneficiary. Your beneficiary may not make additional purchase payments; he or she is permitted to make transfers. Your beneficiary will not bear any early withdrawal charges.

TOTAL CONTROL ACCOUNT

The beneficiary may elect to have the Contract's death proceeds paid through an account called the Total Control Account at the time for payment. The Total Control Account is an interest-bearing account through which the beneficiary has complete access to the proceeds, with unlimited check writing privileges. We credit interest to the account at a rate that will not be less than a minimum guaranteed rate. You may also elect to have any Contract surrender proceeds paid into a Total Control Account established for you.

Assets backing the Total Control Accounts are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum rate. Because we bear the investment experience of the assets backing the Total Control Accounts, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.

PAY-OUT OPTIONS (OR INCOME OPTIONS)

You may convert your Deferred Annuity into a regular stream of income after your "pay-in" or "accumulation" phase. The pay-out phase is often referred to as either "annuitizing" your Contract or taking an income annuity. When you select your pay-out option, you will be able to choose from the range of options we then have available. You have the flexibility to select a stream of income to meet your needs. If you decide you want a pay-out option, we withdraw some or all of your Account Balance (less any premium taxes and applicable contract fees), then we apply the net amount to the option. (See "Income Taxes" for a discussion of partial annuitization.) You are not required to hold your Deferred Annuity for any minimum time period before you may annuitize. However, if you annuitize within two years of purchasing the Deferred Annuity, a $350 contract fee applies. The variable pay-out option may not be available in all states. Please be aware that once your Contract is annuitized you are ineligible to receive the Death Benefit you have selected.

When considering a pay-out option, you should think about whether you want:

     - Payments guaranteed by us for the rest of your life (or for the rest of two lives) or for a specified period;

     -    A fixed dollar payment or a variable payment; and

     -    A refund feature.

Your income payment amount will depend upon your choices. For lifetime options, the age and sex (where permitted) of the measuring lives (annuitants) will also be considered. For example, if you select a pay-out option guaranteeing payments for your lifetime and your spouse's lifetime, your payments will typically be lower than if you select a pay-out option with payments over only your lifetime. The terms of the Contract supplement to your Deferred Annuity will determine when your income payments start and the frequency with which you will receive your income payments.

By the date specified in your Contract, if you do not either elect to continue the Contract, select a pay-out option or withdraw your entire Account Balance, and your Deferred Annuity was not issued under certain retirement plans, we will automatically issue you a life annuity with a 10 year guarantee. In that case, if you do not tell us otherwise,

                                    A-PPA-33
your Fixed Interest Account balance will be used to provide a Fixed Income Option and your Separate Account balance will be used to provide a variable pay-out income option. However, if we do ask you what you want us to do and you do not respond, we may treat your silence as a request by you to continue your Deferred Annuity.

Because the features of variable pay-out options in the Deferred Annuities are identical to the features of Income Annuities, please read the sections under the "Income Annuities" heading for more information about the available income types and the value of your income payments, reallocations and charges of your Contract in the pay-out phase. We no longer offer the Income Annuities.

                                INCOME ANNUITIES

--------------------------------------------------------------------------------

Income Annuities provide you with a regular stream of payments for either your lifetime or a specific period. You may choose the frequency of your income payments. For example, you may receive your payments on a monthly, quarterly, semi-annual or annual basis. You have the flexibility to select a stream of income to meet your needs. Income Annuities can be purchased so that you begin receiving payments immediately or you can apply the Account Balance of your Deferred Annuity to a pay-out option to receive payments during your "pay-out" phase. With an Income Annuity purchased as an immediate annuity and not as a pay-out option to receive payments during your "pay-out" phase, you may defer receiving payments from us for one year after you have purchased an immediate annuity. You bear any investment risk during any deferral period. We no longer offer the Income Annuity.

We do not guarantee that your variable payments will be a specific amount of money. You may choose to have a portion of the payment fixed and guaranteed under the Fixed Income Option. If you annuitize your Deferred Annuity and should our current annuity rates for a fixed pay-out option for this type of Deferred Annuity provide for greater payments than those guaranteed in your Contract, the greater payment will be made.

Using proceeds from the following types of arrangements, you may purchase Income Annuities to receive immediate payments:

-    Non-Qualified                -    Roth IRA                      -    SIMPLE IRA
-    Traditional IRA              -    SEP IRA


If you have accumulated amounts in any of your employer's, association's or group's investment vehicles (for example Traditional IRAs, Roth IRAs, 401(k)s, Keoghs, 401(a)s, 403(b)s or 457s or SIMPLE IRAs after two years), your lump sum rollover or transfer from that investment vehicle may be used to purchase an appropriate Income Annuity as long as applicable federal income tax requirements are met.

If your retirement plan has purchased an Income Annuity, your choice of pay-out options may be subject to the terms of the plan. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any payments. We will not be responsible for interpreting the terms of your plan. You should review your plan document to see how you may be affected.

INCOME PAYMENT TYPES

Currently, we provide you with a wide variety of income payment types to suit a range of personal preferences. You decide the income payment type for your Income Annuity when you decide to take a pay-out option or at application. The decision is irrevocable.

There are three people who are involved in payments under your Income Annuity:

     - Owner: the person or entity which has all rights under the Income Annuity including the right to direct who receives payment.

     - Annuitant: the person whose life is the measure for determining the duration and sometimes the dollar amount of payments.

     - Beneficiary: the person who receives continuing payments/or a lump sum payment if the owner dies.

Many times, the Owner and the Annuitant are the same person.


                                    A-PPA-34

When deciding how to receive income, consider:

     -    The amount of income you need;

     -    The amount you expect to receive from other sources;

     -    The growth potential of other investments; and

     -    How long you would like your income to last.

Your income payment amount will depend in large part on the type of income payment you choose. For example, if you select a "Lifetime Income Annuity for Two," your payments will typically be lower than if you select a "Lifetime Income Annuity." Where required by state law or under a qualified retirement plan, the annuitant's sex will not be taken into account in calculating income payments. Annuity rates will not be less than those guaranteed in the Contract at the time of purchase for the AIR and income payment type elected. Due to underwriting, administrative or Internal Revenue Code considerations, the choice of the percentage reduction and/or the duration of the guarantee period may be limited. We reserve the right to commute or to otherwise pay the value of any remaining income payments over a period which would comply with Federal income tax law. The terms of your Contract will determine when your income payments start and the frequency with which you will receive your income payments. When you select an income type, it will apply to both fixed income payments and variable income payments.

We reserve the right to limit or stop issuing any of the income types currently available based upon legal requirements or other considerations.

The following income payment types are available:

LIFETIME INCOME ANNUITY: A variable income that is paid as long as the annuitant is living.

LIFETIME INCOME ANNUITY WITH A GUARANTEE PERIOD: A variable income that continues as long as the annuitant is living but is guaranteed to be paid for a number of years. If the annuitant dies before all of the guaranteed payments have been made, payments are made to the owner of the annuity (or the beneficiary, if the owner dies during the guarantee period) until the end of the guaranteed period. No payments are made once the guarantee period has expired and the annuitant is no longer living.

LIFETIME INCOME ANNUITY WITH A REFUND: A variable income that is paid as long as the annuitant is living and guarantees that the total of all income payments will not be less than the purchase payment that we received. If the annuitant dies before the total of all income payments received equals the purchase payment, we will pay the owner (or the beneficiary, if the owner is not living) the difference in a lump sum.

LIFETIME INCOME ANNUITY FOR TWO: A variable income that is paid as long as either of the two annuitants is living. After one annuitant dies, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once both annuitants are no longer living.

LIFETIME INCOME ANNUITY FOR TWO WITH A GUARANTEE PERIOD: A variable income that continues as long as either of the two annuitants is living but is guaranteed to be paid (unreduced by any percentage selected) for a number of years. If both annuitants die before all of the guaranteed payments have been made, payments are made to the owner of the annuity (or the beneficiary, if the owner dies during the guarantee period) until the end of the guaranteed period. If one annuitant dies after the guarantee period has expired, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once the guarantee period has expired and both annuitants are no longer living.

LIFETIME INCOME ANNUITY FOR TWO WITH A REFUND: A variable income that is paid as long as either annuitant is living and guarantees that all income payments will not be less than the purchase payment that we received. After one annuitant dies, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. If both annuitants die before the total of all income payments received equals the purchase payment, we will pay the owner (or the beneficiary, if the owner is not living) the difference in a lump sum.


                                    A-PPA-35

INCOME ANNUITY FOR A GUARANTEED PERIOD: A variable income payable for a guaranteed period of 5 to 30 years. As an administrative practice, we will consider factors such as your age and life expectancy in determining whether to issue a contract with this income payment type. If the owner dies before the end of the guarantee period, payments are made to the beneficiary until the end of the guarantee period. No payments are made after the guarantee period has expired.

MINIMUM SIZE OF YOUR INCOME PAYMENT

Your initial income payment must be at least $50. If you live in Massachusetts, the initial income payment must be at least $20. This means the amount used from a Deferred Annuity to provide a pay-out option must be large enough to provide this minimum initial income payment.

ALLOCATION

You decide what portion of your income payment is allocated among the Fixed Income Option and the variable investment divisions.

THE VALUE OF YOUR INCOME PAYMENTS

AMOUNT OF INCOME PAYMENTS

Variable income payments from an investment division will depend upon the number of annuity units held in that investment division (described below) and the Annuity Unit Value (described later) as of the 10th day prior to a payment date.

The initial variable income payment is computed based on the amount of the purchase payment applied to the specific investment division (net any applicable premium tax owed or Contract charge), the AIR, the age of the measuring lives and the income payment type selected. The initial payment amount is then divided by the Annuity Unit Value for the investment division to determine the number of annuity units held in that investment division. The number of annuity units held remains fixed for the duration of the Contract if no reallocations are made.

The dollar amount of subsequent variable income payments will vary with the amount by which investment performance is greater or less than the AIR.

Each Deferred Annuity provides that, when a pay-out option is chosen, the payment will not be less than the payment produced by the then current Fixed Income Option purchase rates for that contract class. The purpose of this provision is to assure the annuitant that, at retirement, if the Fixed Income Option purchase rates for new contracts are significantly more favorable than the rates guaranteed by a Deferred Annuity of the same class, the owner will be given the benefit of the higher rates.

ANNUITY UNITS

Annuity units are credited to you when you make a purchase payment or make a reallocation into an investment division. Before we determine the number of annuity units to credit to you, we reduce a purchase payment (but not a reallocation) by any premium taxes and the contract fee, if applicable. We then compute an initial income payment amount using the AIR, your income payment type and the age and sex (where permitted) of the measuring lives. We then divide the initial income payment (allocated to an investment division) by the Annuity Unit Value on the date of the transaction. The result is the number of annuity units credited for that investment division. The initial variable income payment is a hypothetical payment which is calculated based upon the AIR. The initial variable income payment is used to establish the number of annuity units. It is not the amount of your actual first variable income payment unless your first income payment happens to be within 10 days after we issue the Income Annuity. When you reallocate an income payment from an investment division, annuity units supporting that portion of your income payment in that investment division are liquidated.

AIR

Your income payments are determined by using the AIR to benchmark the investment experience of the investment divisions you select. We currently offer a 3% and 4% AIR. The higher your AIR, the higher your initial variable

                                    A-PPA-36
income payment will be. Your next payment will increase approximately in proportion to the amount by which the investment experience (for the time period between the payments) for the underlying Portfolio minus the Separate Account charge (the resulting number is the net investment return) exceeds the AIR (for the time period between the payments). Likewise, your next payment will decrease to the approximate extent the investment experience (for the time period between the payments) for the underlying Portfolio minus the Separate Account charge (the net investment return) is less than the AIR (for the time period between the payments). A lower AIR will result in a lower initial variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly than if you had elected a higher AIR as changes occur in the investment experience of the investment divisions.

The amount of each variable income payment is determined 10 days prior to your income payment date. If your first income payment is scheduled to be paid less than 10 days after your Contract's issue date, then the amount of that payment will be determined on your Contract's issue date.

The initial variable income payment is a hypothetical payment which is calculated based on the AIR. This initial variable income payment is used to establish the number of annuity units. It is not the amount of your actual first variable income payment unless your first income payment happens to be within 10 days after we issue the Income Annuity.

VALUATION

This is how we calculate the Annuity Unit Value for each investment division:

     - First, we determine the change in investment experience (which reflects the deduction for any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

     - Next, we subtract the daily equivalent of your insurance-related charge or Separate Account charge (general administrative expenses and mortality and expense risk charges) for each day since the last day the Annuity Unit Value was calculated; the resulting number is the net investment return;

     - Then, we multiply by an adjustment based on your AIR for each day since the last Annuity Unit Value was calculated; and

     -    Finally, we multiply the previous Annuity Unit Value by this result.

REALLOCATIONS

You may make reallocations among the investment divisions or from the investment divisions to the Fixed Income Option. Once you reallocate your income payment into the Fixed Income Option you may not later reallocate amounts from the Fixed Income Option to the investment divisions. If you reside in certain states you may be limited to four options (including the Fixed Interest Option).

Currently, there is no charge to make a reallocation. Your request for a reallocation tells us to move, in accordance with your instructions, the underlying Portfolio shares we have designated in the investment divisions or other funds to generate your income payments.

Reallocations will be made as of the end of a business day, at the close of the Exchange, if received in Good Order prior to the close of the Exchange on that business day. All other reallocation requests in Good Order will be processed on the next business day.

For us to process a reallocation, you must tell us:

     -    The percentage of the income payment to be reallocated;

     - The investment divisions from which you want the income payment to be reallocated; and

     - The investment divisions or Fixed Income Option (and the percentages allocated to each) to which you want the income payment to be reallocated.


                                    A-PPA-37

When you request a reallocation from an investment division to the Fixed Income Option, the payment amount will be adjusted at the time of reallocation. Your payment may either increase or decrease due to this adjustment. The adjusted payment will be calculated in the following manner.

     - First, we update the income payment amount to be reallocated from the investment division based upon the applicable Annuity Unit Value at the time of the reallocation;

     - Second, we use the AIR to calculate an updated annuity purchase rate based upon your age, if applicable, and expected future income payments at the time of the reallocation;

     - Third, we calculate another updated annuity purchase rate using our current annuity purchase rates for the Fixed Income Option on the date of your reallocation; and

     - Finally, we determine the adjusted payment amount by multiplying the updated income amount determined in the first step by the ratio of the annuity purchase rate determined in the second step divided by the annuity purchase rate determined in the third step.

When you request a reallocation from one investment division to another, annuity units in one investment division are liquidated and annuity units in the other investment division are credited to you. There is no adjustment to the income payment amount. Future income payment amounts will be determined based on the Annuity Unit Value for the investment division to which you have reallocated.

You generally may make a reallocation on any day the Exchange is open. At a future date we may limit the number of reallocations you may make, but never to fewer than one a month. If we do so, we will give you advance written notice. We may limit a beneficiary's ability to make a reallocation.

Here are examples of the effect of a reallocation on the income payment:

     - Suppose you choose to reallocate 40% of your income payment supported by investment division A to the Fixed Income Option and the recalculated income payment supported by investment division A is $100. Assume that the updated annuity purchase rate based on the AIR is $125, while the updated annuity purchase rate based on fixed income annuity pricing is $100. In that case, your income payment from the Fixed Income Option will be increased by $40 x($125 / $100) or $50, and your income payment supported by investment division A will be decreased by $40. (The number of annuity units in investment division A will be decreased as well.)

     - Suppose you choose to reallocate 40% of your income payment supported by investment division A to investment division B and the recalculated income payment supported by investment division A is $100. Then, your income payment supported by investment division B will be increased by $40 and your income payment supported by investment division A will be decreased by $40. (Changes will also be made to the number of annuity units in both investment divisions as well.)

"MARKET TIMING" POLICIES AND PROCEDURES

The following is a discussion of our market timing policies and procedures.

Frequent requests from contract owners or participants/annuitants to make transfers/reallocations may dilute the value of a Portfolio's shares if the frequent transfers/reallocations involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers/reallocations may also increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect contract owners and other persons who may have an interest in the Contracts (e.g., participants/annuitants).

We have policies and procedures that attempt to detect and deter frequent transfers/reallocations in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield investment Portfolios (i.e., the American Funds Global Small

                                    A-PPA-38

Capitalization, Artio International Stock, Clarion Global Real Estate, Harris Oakmark International, Invesco Small Cap Growth, Loomis Sayles Small Cap Core, Loomis Sayles Small Cap Growth, Lord Abbett Bond Debenture, Met/Templeton Growth, MFS(R) Research International, Morgan Stanley EAFE(R) Index, Neuberger Berman Genesis, Oppenheimer Global Equity, Russell 2000(R) Index, T. Rowe Price Small Cap Growth and Western Asset Management Strategic Bond Opportunities Portfolios -- the "Monitored Portfolios") and we monitor transfer/reallocation activity in those Monitored Portfolios. In addition, as described below, we intend to treat all American Funds Insurance Series(R) Portfolios ("American Funds portfolios") as Monitored Portfolios. We employ various means to monitor transfer/reallocation activity, such as examining the frequency and size of transfers/reallocations into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer/reallocation activity to determine if, for each category of international, small-cap, and high-yield portfolios, in a 12 month period there were (1) six or more transfers/reallocations involving the given category; (2) cumulative gross transfers/reallocations involving the given category that exceed the current account balance; and (3) two or more "round-trips" involving any Monitored Portfolio in the given category. A round-trip generally is defined as a transfer/reallocation in followed by a transfer/reallocation out within the next seven calendar days or a transfer/reallocation out followed by a transfer/reallocation in within the next seven calendar days, in either case subject to certain other criteria.


We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer/reallocation activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer/reallocation activity in certain Portfolios, we rely on the underlying Portfolios to bring any potential disruptive transfer/reallocation activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer/reallocation activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

AMERICAN FUNDS((R)) MONITORING POLICY. As a condition to making their portfolios available in our products, American Funds(R) requires us to treat all American Funds portfolios as Monitored Portfolios under our current market timing and excessive trading policies and procedures. Further, American Funds(R) requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor transfer/reallocation activity in American Funds portfolios to determine if there were two or more transfers/reallocations in followed by transfers/reallocations out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds(R) monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction during which period we will require all transfer/reallocation requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, American Funds portfolios also will be subject to our current market timing and excessive trading policies, procedures and restrictions (described below), and transfer/reallocation restrictions may be imposed upon a violation of either monitoring policy.

Our policies and procedures may result in transfer/reallocation restrictions being applied to deter market timing. Currently, when we detect transfer/reallocation activity in the Monitored Portfolios that exceeds our current transfer/reallocation limits, or other transfer/reallocation activity that we believe may be harmful to other persons who have an interest in the Contracts, we require all future requests to or from any Monitored Portfolios or other identified Portfolios under that Contract to be submitted with an original signature.

The detection and deterrence of harmful transfer/reallocation activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the transfer/reallocation limits. Our ability to detect and/or restrict such transfer/reallocation activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Contract owners or participants/annuitants to avoid such detection. Our ability to restrict such transfer/reallocation activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer/reallocation activity that may adversely affect Contract owners or participants/annuitants and other persons with interests in the Contracts. We do not accommodate market timing in any Portfolios and there are no arrangements in place to permit any Contract owner or participant/annuitant to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

The Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or

                                    A-PPA-39
less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual Contract owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers/reallocations by specific Contract owners who violate the frequent trading policies established by the Portfolio.

In addition, Contract owners or participants/annuitants and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus Contract owners or participants/annuitants) will not be harmed by transfer/reallocation activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more transfer/reallocation requests from Contract owners engaged in disruptive trading activity, the Portfolio may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the transfer/reallocation privilege at any time. We also reserve the right to defer or restrict the transfer/reallocation privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single Contract owner or participant/annuitant). You should read the Portfolio prospectuses for more details.

CONTRACT FEE

At one time $350 contract fee is taken from your purchase payment when you purchase an Income Annuity prior to allocating the remainder of the purchase payment to either the investment divisions and/or the Fixed Income Option. This charge covers our administrative costs including preparation of the Income Annuities, review of applications and recordkeeping. We are currently waiving this fee.

CHARGES

There are two types of charges you pay if you allocate any of your income payment to the investment divisions:

     -    Insurance-related charge (or Separate Account charge); and

     -    Investment-related charge.

We describe these charges below. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with the particular Contract. We can profit from certain Contract charges.

The Separate Account charge you pay will not reduce the number of annuity units credited to you. Instead, we deduct the charges as part of the calculation of the Annuity Unit Value.

INSURANCE-RELATED OR SEPARATE ACCOUNT CHARGE

You will pay an insurance-related charge for the Separate Account that is no more than 1.25% annually of the average value of the amounts in the Separate Account. This charge pays us for general administrative expenses and for mortality and expense risk of the Income Annuity.

General administrative expenses we incur include financial, actuarial, accounting, and legal expenses.


                                    A-PPA-40

The mortality portion of the insurance-related charge pays us for the risk that you may live longer than we estimated. Then, we could be obligated to pay you more in payments than we anticipated.

We also bear the risk that our expenses in administering the Income Annuities will be greater than we estimated (expense risk).

INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. Four classes of shares available to the Income Annuities have 12b-1 Plan fees, which pay for distribution expenses. The percentage you pay for the investment-related charge depends on the investment divisions you select. Amounts for each investment division for the previous year are listed in the Table of Expenses.

PREMIUM AND OTHER TAXES

Some jurisdictions tax what are called "annuity considerations." We deduct money to pay "premium" taxes (also known as "annuity" taxes) when you make the purchase payment.

Premium taxes, if applicable, depend on the Income Annuity you purchased and your home state or jurisdiction. A chart in Appendix A shows the jurisdictions where premium taxes are charged and the amount of these taxes.

We also reserve the right to deduct from purchase payments, withdrawals or income payments, any taxes (including but not limited to premium taxes) paid by us to any government entity relating to the Income Annuities. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Income Annuities. We may, at our sole discretion, pay taxes when due and deduct the corresponding amount from income payments at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.

FREE LOOK

You may cancel your Income Annuity within a certain time period. This is known as a "free look." Not all contracts issued are subject to free look provisions under state law. We must receive your request to cancel in writing by the appropriate day in your state, which varies from state to state. The "free look" may also vary depending on your age and whether you purchased your Income Annuity from us directly, through the mail or with money from another annuity or life insurance policy. Depending on state law, we may refund all of your purchase payment or the value of your annuity units as of the date your refund request is received at your MetLife Designated Office in Good Order.

If you do not cancel your Income Annuity during the "free-look" period, your decision to purchase the Income Annuity is irrevocable.

You do not have a "free look" if you are electing income payments in the pay-out phase of your Deferred Annuity.

                               GENERAL INFORMATION

--------------------------------------------------------------------------------

ADMINISTRATION

All transactions will be processed in the manner described below.

PURCHASE PAYMENTS

Send your purchase payments, by check, cashier's check or certified check made payable to "MetLife," to your MetLife Designated Office or a MetLife sales office, if that office has been designated for this purpose. (We reserve the right to receive purchase payments by other means acceptable to us.) We do not accept cash, money orders or

                                    A-PPA-41
traveler's checks. We will provide you with all necessary forms. We must have all documents in Good Order to credit your purchase payments.

We reserve the right to refuse purchase payments made via a personal check in excess of $100,000. Purchase payments over $100,000 may be accepted in other forms, including but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions. The form in which we receive a purchase payment may determine how soon subsequent disbursement requests may be fulfilled. (See "Access To Your Money.") If you send your purchase payments or transaction requests to an address other than the one we have designated for receipt of such purchase payments or requests, we may return the purchase payment to you, or there may be delay in applying the purchase payment or transaction to your Contract.

Purchase payments (including any portion of your Account Balance under a Deferred Annuity which you apply to a pay-out option) are effective and valued as of the close of the Exchange, on the day we receive them in Good Order at your MetLife Designated Office, except when they are received:

     - On a day when the Accumulation Unit Value/Annuity Unit Value is not calculated, or

     -    After the close of the Exchange.

In those cases, the purchase payments will be effective the next day the Accumulation Unit Value or Annuity Unit Value, as applicable, is calculated.

We reserve the right to credit your initial purchase payment to you within two days after its receipt at your MetLife Designated Office or MetLife sales office, if applicable. However, if you fill out our forms incorrectly or incompletely or other documentation is not completed properly or otherwise not in Good Order, we have up to five business days to credit the payment. If the problem cannot be resolved by the fifth business day, we will notify you and give you the reasons for the delay. At that time, you will be asked whether you agree to let us keep your money until the problem is resolved. If you do not agree or we cannot reach you by the fifth business day, your money will be returned.

Under certain group Deferred Annuities and group Income Annuities, your employer, or the group in which you are a participant or member must identify you on their reports to us and tell us how your money should be allocated among the investment divisions and the Fixed Interest Account/Fixed Income Option.

CONFIRMING TRANSACTIONS

You will receive a statement confirming that a transaction was recently completed. Certain transactions made on a periodic basis, such as Systematic Withdrawal Program payments, and automated investment strategy transfers, may be confirmed quarterly. You may elect to have your income payments sent to your residence or have us deposit payments directly into your bank account. Periodically, you may receive additional information from us about the Income Annuity. Unless you inform us of any errors within 60 days of receipt, we will consider these communications to be accurate and complete.

PROCESSING TRANSACTIONS

We permit you to request transactions by mail and telephone. We make Internet access available to you for your Deferred Annuity. We may suspend or eliminate telephone or Internet privileges at any time, without prior notice. We reserve the right not to accept requests for transactions by facsimile.

If mandated by applicable law, including, but not limited to, Federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's account and, consequently, refuse to implement any requests for transfers/reallocations, withdrawals, surrenders or death benefits, until instructions are received from the appropriate governmental authority.


                                    A-PPA-42

BY TELEPHONE OR INTERNET

You may obtain information and initiate a variety of transactions about your Deferred Annuity by telephone or the Internet virtually 24 hours a day, 7 days a week, unless prohibited by state law. Some of the information and transactions accessible to you include:

     -    Account Balance

     -    Unit Values

     -    Current rates for the Fixed Interest Account

     -    Transfers

     -    Changes to investment strategies

     -    Changes in the allocation of future purchase payments.

For your Deferred Annuity in the pay-out phase or Income Annuity, you may obtain information and initiate transactions through our toll-free number, 1-800-638-7732. Our customer service consultants are available by telephone between 8 a.m. and 6 p.m. Eastern Time each business day.

Your transaction must be in Good Order and completed prior to the close of the Exchange on one of our business days if you want the transaction to be valued and effective on that day. Transactions will not be valued and effective on a day when the Accumulation or Annuity Unit Value is not calculated or after the close of the Exchange. We will value and make effective these transactions on our next business day.

We have put into place reasonable security procedures to insure that instructions communicated by telephone or Internet are genuine. For example, all telephone calls are recorded. Also, you will be asked to provide some personal data prior to giving your instructions over the telephone or through the Internet. When someone contacts us by telephone or Internet and follows our security procedures, we will assume that you are authorizing us to act upon those instructions. Neither the Separate Account nor MetLife will be liable for any loss, expense or cost arising out of any requests that we or the Separate Account reasonably believe to be authentic. In the unlikely event that you have trouble reaching us, requests should be made in writing to your MetLife Designated Office.

Response times for the telephone or Internet may vary due to a variety of factors, including volumes, market conditions and performance of systems.

We are not responsible or liable for:

     - any inaccuracy, error, or delay in or omission of any information you transmit or deliver to us; or

     - any loss or damage you may incur because of such inaccuracy, error, delay or omission; non-performance; or any interruption of information beyond our control.

AFTER YOUR DEATH

If we are notified of your death before a requested transaction is completed, we will cancel the request. For example, if you request a transfer or withdrawal for a date in the future under a Deferred Annuity and then die before that date, we simply pay the death benefit instead. For a Deferred Annuity in the pay-out phase and Income Annuity reallocations, we will cancel the request and continue making payments to your beneficiary if your Income Annuity or Deferred Annuity in the pay-out phase so provides. Or, depending on your Income Annuity's or annuitized Deferred Annuity's provisions, we may continue making payments to a joint annuitant or pay your beneficiary a refund.

MISSTATEMENT

We may require proof of age or sex (where permitted) of the annuitant, owner, or beneficiary before making any payments under this Contract that are measured by the annuitant's, owner's, or beneficiary's life. If the age or sex (where permitted) of the annuitant, owner, or beneficiary has been misstated, the amount payable will be the amount that the Account Balance would have provided at the correct age and sex (where permitted).


                                    A-PPA-43

Once income payments have begun, any underpayments will be made up in one sum with the next income payment or in any other manner agreed to by us. Any overpayments will be deducted first from future income payments. In certain states we are required to pay interest on any under payments.

THIRD PARTY REQUESTS

Generally, we only accept requests for transactions or information from you. We reserve the right not to accept or to process transactions requested on your behalf by third parties. This includes processing transactions by an agent you designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of transfers/reallocations for a number of other Contract owners, and who simultaneously makes the same request or series of requests on behalf of other Contract owners.

VALUATION -- SUSPENSION OF PAYMENTS

We separately determine the Accumulation Unit Value and Annuity Unit Value for each investment division once each day at the close of the Exchange when the Exchange is open for trading. If permitted by law, we may change the period between calculations but we will give you 30 days notice.

When you request a transaction, we will process the transaction using the next available Accumulation Unit Value for Deferred Annuities or Annuity Unit Value for Income Annuities. Subject to our procedure, we will make withdrawals and transfers/reallocations at a later date, if you request. If your withdrawal request is to elect a variable pay-out option under your Deferred Annuity, we base the number of annuity units you receive on the next available Annuity Unit Value.

We reserve the right to suspend or postpone payment for a withdrawal, income payment or transfer/reallocation when:

     - rules of the Securities and Exchange Commission so permit (trading on the Exchange is limited, the Exchange is closed other than for customary weekend or holiday closings or an emergency exists which makes pricing or sale of securities not practicable); or

     - during any other period when the Securities and Exchange Commission by order so permits.

ADVERTISING PERFORMANCE

We periodically advertise the performance of the investment divisions. You may get performance information from a variety of sources including your quarterly statements, your MetLife representative, the Internet, annual reports and semiannual reports. All performance numbers are based upon historical earnings. These numbers are not intended to indicate future results. We may state performance in terms of "yield," "change in Accumulation Unit Value/Annuity Unit Value," "average annual total return," or some combination of these terms.

YIELD is the net income generated by an investment in a particular investment division for 30 days or a month. These figures are expressed as percentages. This percentage yield is compounded semiannually.

CHANGE IN ACCUMULATION/ANNUITY UNIT VALUE ("Non-Standard Performance") is calculated by determining the percentage change in the value of an accumulation (or annuity) unit for a certain period. These numbers may also be annualized. Change in Accumulation/Annuity Unit Value may be used to demonstrate performance for a hypothetical investment (such as $10,000) over a specified period. These performance numbers reflect the deduction of the total Separate Account charges; however, yield and change in Accumulation/Annuity Unit Value performance do not reflect the possible imposition of early withdrawal charges. Early withdrawal charges would reduce performance experience.

AVERAGE ANNUAL TOTAL RETURN calculations ("Standard Performance") reflect all Separate Account charges and applicable early withdrawal charges since the investment division inception date, which is the date the corresponding Portfolio or predecessor Portfolio was first offered under the Separate Account that funds the Deferred Annuity or Income Annuity. These presentations for the Income Annuities reflect a 3% benchmark AIR. These figures also assume a steady annual rate of return.


                                    A-PPA-44

For purposes of presentation of Non-Standard Performance, we may assume that the Deferred Annuities and the Income Annuities were in existence prior to the inception date of the investment divisions in the Separate Account that funds the Deferred Annuities and the Income Annuities. In these cases, we calculate performance based on the historical performance of the underlying Metropolitan Fund, Met Investors Fund and American Funds(R) Portfolios since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the investment division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuities or Income Annuities had been introduced as of the Portfolio inception date.

We may also present average annual total return calculations which reflect all Separate Account charges and applicable withdrawal charges since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the investment division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuities and Income Annuities had been introduced as of the Portfolio inception date.

We calculate performance for certain investment strategies including the Equalizer, Equity Generator and each asset allocation model of the Index Selector. We calculate the performance as a percentage by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value based on historical performance at the end of that period. This percentage return assumes that there have been no withdrawals or other unrelated transactions.

We may state performance for the investment divisions of the Income Annuity which reflect deduction of the Separate Account charge and investment-related charge, if accompanied by the annualized change in Annuity Unit Value.

We may demonstrate hypothetical values of income payments over a specified period based on historical net asset values of the Portfolios and the historical Annuity Unit Values and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the maximum Separate Account charge and investment-related charge. If the presentation is for an individual, we may also provide a presentation that reflects the applicable (rather than the maximum) insurance-related charge, as well as the Annuity Unit Values and the investment-related charge.

We may assume that the Income Annuity was in existence prior to its inception date. When we do so, we calculate performance based on the historical performance of the underlying Portfolio for the period before the inception date of the Income Annuity and historical Annuity Unit Values.

We may also demonstrate hypothetical future values of income payments over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, hypothetical Annuity Unit Values and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the maximum Separate Account charge and the average of investment-related charge. If the presentation is for an individual, we may also provide a presentation that reflects the applicable Separate Account charge (rather than the maximum), as well as the Annuity Unit Values and the investment-related charge.

An illustration should not be relied upon as a guarantee of future results.

Historical performance information should not be relied on as a guarantee of future performance results.

Past performance is no guarantee of future results.

Performance figures will vary among the various Deferred Annuities and Income Annuities as a result of different Separate Account charges and early withdrawal charges.

CHANGES TO YOUR DEFERRED ANNUITY OR INCOME ANNUITY

We have the right to make certain changes to your Deferred Annuity or Income Annuity, but only as permitted by law. We make changes when we think they would best serve the interest of annuity owners or would be appropriate

                                    A-PPA-45
in carrying out the purposes of the Deferred Annuity or Income Annuity. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Examples of the changes we may make include:

     -    To operate the Separate Account in any form permitted by law.

     - To take any action necessary to comply with or obtain and continue any exemptions under the law (including favorable treatment under the Federal income tax laws) including limiting the number, frequency or types of transfers/reallocations transactions permitted.

     - To transfer any assets in an investment division to another investment division, or to one or more separate accounts, or to our general account, or to add, combine or remove investment divisions in the Separate Account.

     - To substitute for the Portfolio shares in any investment division, the shares of another class of the Metropolitan Fund, Met Investors Fund or the shares of another investment company or any other investment permitted by law.

     - To change the way we assess charges, but without increasing the aggregate amount charged to the Separate Account and any currently available Portfolio in connection with the Deferred Annuities or Income Annuities.

     - To make any necessary technical changes in the Deferred Annuities or Income Annuities in order to conform with any of the above-described actions.

If any changes result in a material change in the underlying investments of an investment division in which you have a balance or an allocation, we will notify you of the change. You may then make a new choice of investment divisions. For Deferred Annuities issued in Pennsylvania (and Income Annuities where required by law), we will ask your approval before making any technical changes.

VOTING RIGHTS

Based on our current view of applicable law, you have voting interests under your Deferred Annuity or Income Annuity concerning Metropolitan Fund, Met Investors Fund or American Funds(R) proposals that are subject to a shareholder vote. Therefore, you are entitled to give us instructions for the number of shares which are deemed attributable to your Deferred Annuity or Income Annuity.

We will vote the shares of each of the underlying Portfolios held by the Separate Account based on instructions we receive from those having a voting interest in the corresponding investment divisions. However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our own judgment.

You are entitled to give instructions regarding the votes attributable to your Deferred Annuity or Income Annuity in your sole discretion.

There are certain circumstances under which we may disregard voting instructions. However, in this event, a summary of our action and the reasons for such action will appear in the next semiannual report. If we do not receive your voting instructions, we will vote your interest in the same proportion as represented by the votes we receive from other investors. The effect of this proportional voting is that a small number of Contract Owners or annuitants may control the outcome of a vote. Shares of the Metropolitan Fund, Met Investors Fund or American Funds(R) that are owned by our general account or by any of our unregistered separate accounts will be voted in the same proportion as the aggregate of:

     -    The shares for which voting instructions are received, and

     -    The shares that are voted in proportion to such voting instructions.

However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our judgment.


                                    A-PPA-46

WHO SELLS THE DEFERRED ANNUITIES AND INCOME ANNUITIES

MetLife Investors Distribution Company ("MLIDC") is the principal underwriter and distributor of the securities offered through this Prospectus. MLIDC, which is our affiliate, also acts as the principal underwriter and distributor of some of the other variable annuity contracts and variable life insurance policies we and our affiliated companies issue. We reimburse MLIDC for expenses MLIDC incurs in distributing the Deferred Annuities and Income Annuities (e.g., commissions payable to the retail broker-dealers who sell the Deferred Annuities and Income Annuities, including our affiliated broker-dealers). MLIDC does not retain any fees under the Deferred Annuities and Income Annuities.

MLIDC's principal executive offices are located at 5 Park Plaza, Suite 1900, Irvine, CA 92614. MLIDC is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the Financial Regulatory Industry Authority ("FINRA"). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.

Deferred Annuities and Income Annuities are sold through MetLife licensed sales representatives who are associated with MetLife Securities, Inc. ("MSI"), our affiliate and a broker-dealer, which is paid compensation for the promotion and sale of the Deferred Annuities and Income Annuities. The Deferred Annuities and Income Annuities are also sold through the registered representatives of our other affiliated broker-dealers. MSI and our affiliated broker-dealers are registered with the SEC as broker-dealers under the Securities Exchange Act of 1934 and are also members of FINRA. The Deferred Annuities and Income Annuities may also be sold through other registered broker-dealers. Deferred Annuities and Income Annuities also may be sold through the mail or over the Internet.

There is no front-end sales load deducted from purchase payments to pay sales commissions. Distribution costs are recovered through the Separate Account charge. MetLife sales representatives who are not in our MetLife Resources division ("non-MetLife Resources MetLife sales representatives") must meet a minimum level of sales of proprietary products in order to maintain employment with us. Sales representatives in our MetLife Resources division must meet a minimum level of sales production in order to maintain employment with us.

Non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives receive cash payment for the products they sell and service based upon a "gross dealer concession" model. With respect to Deferred Annuities and Income Annuities, the gross dealer concession ranges from 1.5% to 6% of each purchase payment and, starting in the second Contract Year, 0.18% of the Account Balance or amount available from which income payments are made each year the Contract is in force for servicing the Deferred Annuity. Gross dealer concession may also be paid when the Contract is annuitized. The amount of this gross dealer concession payable upon annuitization depends on several factors, including the number of years the Deferred Annuity has been in force. Compensation to the sales representative is all or part of the gross dealer concession. Compensation to sales representatives in the MetLife Resources division is based upon premiums and purchase payments applied to all products sold and serviced by the representative. Compensation to non-MetLife Resources MetLife sales representatives is determined based upon a formula that recognizes premiums and purchase payments applied to proprietary products sold and serviced by the representative as well as certain premiums and purchase payments applied to non-proprietary products sold by the representative. Proprietary products are those issued by us or our affiliates. Because one of the factors determining the percentage of gross dealer concession that applies to a non-MetLife Resources MetLife sales representative's compensation is sales of proprietary products, these sales representatives have an incentive to favor the sale of proprietary products. Because non-MetLife Resources MetLife sales managers' compensation is based on the sales made by the representatives they supervise, these sales managers also have an incentive to favor the sales of proprietary products.

Non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives and their managers may be eligible for additional cash compensation, such as bonuses, equity awards (such as stock options), training allowances, supplemental salary, financial arrangements, marketing support, medical and other insurance benefits, and retirement benefits and other benefits based primarily on the amount of proprietary products sold. Because non-MetLife Resources MetLife sales representatives' and MetLife Resources sales representatives' and their managers' additional cash compensation is based primarily on the sale of proprietary products, non-MetLife Resources MetLife

                                    A-PPA-47
sales representatives and MetLife Resources sales representatives and their managers have an incentive to favor the sale of proprietary products.

Sales representatives who meet certain productivity, persistency, and length of service standards and/or their managers may be eligible for additional cash compensation. Moreover, managers may be eligible for additional cash compensation based on the sales production of the sales representatives that the manager supervises.

Our sales representatives and their managers may be eligible for non-cash compensation incentives, such as conferences, trips, prizes and awards. Other non-cash compensation payments may be made for other services that are not directly related to the sale of products. These payments may include support services in the form of recruitment and training of personnel, production of promotional services and other support services.

Other incentives and additional cash compensation provide sales representatives and their managers with an incentive to favor the sale of proprietary products. The business unit responsible for the operation of our distribution system is also paid.

MLIDC also pays compensation for the sale of the Deferred Annuities by affiliated broker-dealers. The compensation paid to affiliated broker-dealers for sales of the Deferred Annuities is generally not expected to exceed, on a present value basis, the aggregate amount of total compensation that is paid with respect to sales made through MetLife representatives. (The total compensation includes payments that we make to our business unit that is responsible for the operation of the distribution systems through which the Deferred Annuities are sold.) These firms pay their sales representatives all or a portion of the commissions received for their sales of Deferred Annuities; some firms may retain a portion of commissions. The amount that selling firms pass on to their sales representatives is determined in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Sales representatives of affiliated broker-dealers and their managers may be eligible for various cash benefits and non-cash compensation (as described above) that we may provide jointly with affiliated broker-dealers. Because of the receipt of this cash and non-cash compensation, sales representatives and their managers of our affiliated broker-dealers have an incentive to favor the sale of proprietary products.

MLIDC may also enter into preferred distribution arrangements with certain affiliated broker-dealers such as New England Securities Corporation, Walnut Street Securities, Inc. and Tower Square Securities, Inc. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, MLIDC may pay separate, additional compensation to the broker-dealer firm for services the selling firms provides in connection with the distribution of the Contracts. These services may include providing us with access to the distribution network of the broker-dealer firm, the hiring and training of the broker-dealer firm's sales personnel, the sponsoring of conferences and seminars by the broker-dealer firm, or general marketing services performed by the broker-dealer firm. The broker-dealer firm may also provide other services or incur other costs in connection with distributing the Contracts.

These services may include providing us with access to the distribution network of the selling firm, the hiring and training of the selling firm's sales personnel, the sponsoring of conferences and seminars by the selling firm, or general marketing services performed by the selling firm. The selling firm may also provide other services or incur other costs in connection with distributing the Contracts.

MLIDC also pays compensation for the sale of Contracts by unaffiliated broker-dealers. The compensation paid to unaffiliated broker-dealers for sales of the Deferred Annuities is generally not expected to exceed, on a present value basis, the aggregate amount of total compensation that is paid with respect to sales made through MetLife representatives. (The total compensation includes payments that we make to our business unit that is responsible for the operation of the distribution systems through which the Deferred annuities are sold.) Broker-dealers pay their sales representatives all or a portion of the commissions received for their sales of the Contracts. Some firms may retain a portion of commissions. The amount that the broker-dealer passes on to its sales representatives is determined in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. We and our affiliates may also provide sales support in the form of training, sponsoring conferences, defraying expenses at vendor meetings, providing promotional literature and similar services. An unaffiliated broker-dealer or sales representative of an unaffiliated broker-dealer may receive different compensation for selling one product over another and/or may be inclined to favor one product provider over another product provider due to different compensation rates. Ask your sales representative further information about what your sales representative and the broker-dealer for which he or she works may receive in connection with your purchase of a Contract.


                                    A-PPA-48

We or our affiliates pay American Funds Distributors, Inc., the principal underwriter for the American Funds(R), percentage of all purchase payments allocated to the American Funds Growth Portfolio, the American Funds Growth-Income Portfolio, the American Funds Global Small Capitalization Portfolio and the American Funds Bond Portfolio for the services it provides in marketing these Portfolios' shares in connection with the Deferred Annuity or Income Annuity.

FINANCIAL STATEMENTS

Our financial statements and the financial statements of the Separate Account have been included in the SAI.

WHEN WE CAN CANCEL YOUR DEFERRED ANNUITY OR INCOME ANNUITY

We may not cancel your Income Annuity.

We may cancel your Deferred Annuity only if we do not receive any purchase payments from you for 36 consecutive months and your Account Balance is less than $2,000. Accordingly, no Contract will be terminated due solely to negative investment performance. We will only do so to the extent allowed by law. If we cancel a Deferred Annuity issued in New York, we will return the full Account Balance. In all other cases, you will receive an amount equal to what you would have received if you had requested a total withdrawal of your Account Balance. Federal tax law may impose additional restrictions on our right to cancel your IRA and Roth IRA Deferred Annuity. Early withdrawal charges may apply.

                                  INCOME TAXES

--------------------------------------------------------------------------------

The following information on taxes is a general discussion of the subject. It is not intended as tax advice. The Internal Revenue Code ("Code") is complex and subject to change regularly. Failure to comply with the tax law may result in significant adverse tax consequences and IRS penalties. Consult your own tax advisor about your circumstances, any recent tax developments, and the impact of state income taxation. For purposes of this section, we address Deferred Annuities and income payments under the Deferred Annuities together.

You should read the general provisions and any sections relating to your type of annuity to familiarize yourself with some of the tax rules for your particular Contract.

You are responsible for determining whether your purchase of a Deferred Annuity, withdrawals, income payments and any other transactions under your Deferred Annuity satisfy applicable tax law. We are not responsible for determining if your employer's plan or arrangement satisfies the requirements of the Code and/or the Employee Retirement Income Security Act of 1974 (ERISA).

Where otherwise permitted under the Deferred Annuity, the transfer of ownership of a Deferred Annuity, the designation or change in designation of an annuitant, payee or other beneficiary who is not also a contract owner, the selection of certain maturity dates, the exchange of a Deferred Annuity, or the receipt of a Deferred Annuity in an exchange, may result in income tax and other tax consequences, including additional withholding, estate tax, gift tax and generation skipping transfer tax, that are not discussed in this Prospectus. Please consult your tax advisor.

PUERTO RICO TAX CONSIDERATIONS

The Puerto Rico Internal Revenue Code of 1994 (the "1994 Code") taxes distributions from non-qualified annuity contracts differently than in the U.S. Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 1994 Code first as a return of investment. Therefore, a substantial portion of the amounts distributed generally will be excluded from gross income for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis. The amount of income on annuity distributions (payable over your lifetime) is also calculated differently under the 1994 Code. Since the U.S. source income generated by a Puerto Rico bona fide resident is subject to U.S. income tax and the Internal Revenue Service issued guidance in 2004 which indicated that the income from an annuity contract issued by a U.S. life insurer would be considered U.S. source income, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 1994 Code provides a credit against the Puerto Rico income tax for U.S. income taxes

                                    A-PPA-49
paid, an individual may not get full credit because of the timing differences. You should consult with a personal tax advisor regarding the tax consequences of purchasing an annuity contract and/or any proposed distribution, particularly a partial distribution or election to annuitize.

ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

Purchasers that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax advisor regarding U.S. state and foreign taxation with respect to purchasing an annuity contract.

MetLife does not expect to incur Federal, state or local income taxes on the earnings or realized capital gains attributable to the Separate Account. However, if we do incur such taxes in the future, we reserve the right to charge amounts allocated to the Separate Account for these taxes.

To the extent permitted under Federal tax law, we may claim the benefit of the corporate dividends received deduction and of certain foreign tax credits attributable to taxes paid by certain of the Portfolios to foreign jurisdictions.

GENERAL

Deferred annuities are a means of setting aside money for future needs-usually retirement. Congress recognizes how important saving for retirement is and has provided special rules in the Code.

All IRAs receive tax deferral under the Code. Although there are no additional tax benefits by funding such retirement arrangements with an annuity, doing so offers you additional insurance benefits such as availability of a guaranteed income for life.

Under current federal income tax law, the taxable portion of distributions and withdrawals from variable annuity contracts are subject to ordinary income tax and are not eligible for the lower tax rates that apply to long term capital gains and qualifying dividends.

WITHDRAWALS

When money is withdrawn from your Contract (whether by you or your beneficiary), the amount treated as taxable income and taxed as ordinary income differs depending on the type of: annuity you purchase (e.g., Non-Qualified or IRA); and payment method or income payment type you elect. If you meet certain requirements, your Roth IRA earnings are free from Federal income taxes.

We will withhold a portion of the amount of your withdrawal for income taxes, unless you are eligible to and elect otherwise. The amount we withhold is determined by the Code.

WITHDRAWALS BEFORE AGE 59 1/2

Because these products are intended for retirement, if you make a taxable withdrawal before age 59 1/2 you may incur a 10% tax penalty, in addition to ordinary income taxes. Also, please see the section below titled Separate Account Charges for further information regarding withdrawals.

As indicated in the chart below, some taxable distributions prior to age 59 1/2 are exempt from the penalty. Some of these exceptions include amounts received:

                                             --------------------------------------------
                                                            TYPE OF CONTRACT
-----------------------------------------------------------------------------------------
                                                NON-
                                               QUALI-   TRAD.     ROTH    SIMPLE
                                                FIED     IRA      IRA      IRA*     SEP
-----------------------------------------------------------------------------------------
In a series of substantially equal payments
made annually (or more frequently) for life      x        x        x        x        x
or life expectancy (SEPP)

-----------------------------------------------------------------------------------------


                                    A-PPA-50

                                             --------------------------------------------
                                                            TYPE OF CONTRACT
-----------------------------------------------------------------------------------------
                                                NON-
                                               QUALI-   TRAD.     ROTH    SIMPLE
                                                FIED     IRA      IRA      IRA*     SEP
-----------------------------------------------------------------------------------------
After you die                                    x        x        x        x        x
-----------------------------------------------------------------------------------------

After you become totally disabled (as
defined in the Code)                             x        x        x        x        x
-----------------------------------------------------------------------------------------

To pay deductible medical expenses                        x        x        x        x
-----------------------------------------------------------------------------------------

To pay medical insurance premiums if you are
unemployed                                                x        x        x        x
-----------------------------------------------------------------------------------------

For qualified higher education expenses, or               x        x        x        x
-----------------------------------------------------------------------------------------

For qualified first time home purchases up
to $10,000                                                x        x        x        x
-----------------------------------------------------------------------------------------

After December 31, 1999 for IRS levies                    x        x        x        x
-----------------------------------------------------------------------------------------
Certain immediate income annuities providing
a series of substantially equal periodic
payments made annually (or more frequently)      x
over the specified payment period
-----------------------------------------------------------------------------------------



* For SIMPLE IRAs the tax penalty for early withdrawals is generally increased to 25% for withdrawals within the first two years of your participation in the SIMPLE IRA.

SYSTEMATIC WITHDRAWAL PROGRAM FOR SUBSTANTIALLY EQUAL PERIODIC PAYMENTS (SEPP) AND INCOME OPTIONS

If you are considering using the Systematic Withdrawal Program or selecting an income option for the purpose of meeting the SEPP exception to the 10% tax penalty, consult with your tax advisor. It is not clear whether certain withdrawals or income payments under a variable annuity will satisfy the SEPP exception.

If you receive systematic payments that you intend to qualify for the SEPP exception, any modifications (except due to death or disability) to your payment before age 59 1/2 or within five years after beginning SEPP payments, whichever is later, will result in the retroactive imposition of the 10% penalty with interest. Such modifications may include additional purchase payments or withdrawals (including tax-free transfers or rollovers of income payments) from the Deferred Annuity.

SEPARATE ACCOUNT CHARGES

It is conceivable that the charges for certain guaranteed death benefits could be considered to be taxable each year as deemed distributions from the Contract to pay for non-annuity benefits. We currently treat these charges for these benefits as an intrinsic part of the annuity contract and do not tax report these as taxable income. However, it is possible that this may change in the future if we determine that this is required by the IRS. If so, the charge could also be subject to a 10% penalty tax if the taxpayer is under age 59 1/2.

NON-QUALIFIED ANNUITIES

Purchase payments to Non-Qualified contracts are on an "after-tax" basis, so you only pay income taxes on your earnings. Generally, these earnings are taxed when received from the Contract.

Under the Code, withdrawals need not be made by a particular age. However, it is possible that the Internal Revenue Service may determine that the Deferred Annuity must be surrendered or income payments must commence by a certain age (e.g., 85 or older) or your Contract may require that you commence payments by a certain age.

Your Non-Qualified contract may be exchanged for another Non-Qualified annuity or a qualified long-term care contract under Section 1035 without paying income taxes if certain Code requirements are met. Once income payments have commenced, you may not be able to transfer withdrawals to another non-qualified contract or a qualified long-term care contract in a tax-free Section 1035 exchange.


                                    A-PPA-51

The IRS recently issued guidance under which direct transfers of less than the entire account value from one non-qualified annuity to another non-qualified annuity ("partial exchange") on or after June 30, 2008, may be treated as a taxable withdrawal rather than a non-taxable exchange under certain circumstances. Such circumstances generally include situations where amounts are withdrawn or income payments are made from either contract involved in the partial exchange within a period of twelve months following transfers. Certain exceptions may apply. It is not clear whether this guidance applies to a partial exchange involving qualified long-term care contracts. Consult your own independent tax advisor prior to a partial exchange.

Consult your tax advisor prior to changing the annuitant or prior to changing the date you determine to commence income payments if permitted under the terms of your Contract. It is conceivable that the IRS could consider such actions to be a taxable exchange of annuity contracts.

Where otherwise permitted under the Deferred Annuity, pledges, assignments and other types of transfers of all or a portion of your Account Balance generally result in the immediate taxation of the gain in your Deferred Annuity. This rule may not apply to certain transfers between spouses.

Deferred annuities issued after October 21, 1988 by the same insurance company or affiliates to an owner in the same year are combined for tax purposes. As a result, a greater portion of your withdrawals may be considered taxable income than you would otherwise expect.

When a non-natural person owns a Non-Qualified contract, the annuity will generally not be treated as an annuity for tax purposes and thus loses the benefit of tax deferral. Corporations and certain other entities are generally considered non-natural persons. However, an annuity owned by a non-natural person as agent for an individual will be treated as an annuity for tax purposes.

In those limited situations where the annuity is beneficially owned by a non-natural person and the annuity qualifies as such for Federal income tax purposes, the entity may have a limited ability to deduct interest expenses. Certain income annuities under section 72(u)(4) of the Code purchased with a single payment consisting of substantially equal periodic payments with an annuity starting date within 12 months of purchase may also be considered annuities for federal income tax purposes where owned by a non-natural person.

PURCHASE PAYMENTS

Although the Code does not limit the amount of your purchase payments, your Contract may limit them.

PARTIAL AND FULL WITHDRAWALS

Generally, when you (or your beneficiary in the case of a death benefit) make a partial withdrawal from your Non-Qualified annuity, the Code treats such a partial withdrawal as: first coming from earnings (and thus subject to income tax); and then from your purchase payments (which are not subject to income tax). This rule does not apply to payments made pursuant to an income pay-out option under your Contract. In the case of a full withdrawal, the withdrawn amounts are treated as first coming from your non-taxable return of purchase payment and then from a taxable payment of earnings.

Generally, once the total amount treated as a return of your purchase payment equals the amount of such purchase payment (reduced by any refund or guarantee feature as required by Federal tax law), all remaining withdrawals are fully taxable. If you die before the purchase payment is returned, the unreturned amount may be deductible on your final income tax return or deductible by your beneficiary if income payments continue after your death. We will tell you what your purchase payment was and whether a withdrawal includes a non-taxable return of your purchase payment.

INCOME PAYMENTS

Income payments are subject to an "exclusion ratio" or "excludable amount" which determines how much of each payment is treated as: a non-taxable return of your purchase payments and a taxable payment of earnings.

Income payments and amounts received on the exercise of a withdrawal or partial withdrawal option under your Non-Qualified Annuity may not be transferred in a tax-free exchange into another annuity contract or qualified long-

                                    A-PPA-52
term care contract. In accordance with our procedures, such amounts will instead be taxable under the rules for income payment or withdrawals, whichever is applicable.

Generally, once the total amount treated as a return of your purchase payment equals the amount of such purchase payment (reduced by any refund or guarantee feature as required by Federal tax law), all remaining income payments are fully taxable. If you die before the purchase payment is returned, the unreturned amount may be deductible on your final income tax return or deductible by your beneficiary if income payments continue after your death. We will tell you what your purchase payment was and to what extent an income payment includes a non-taxable return of your purchase payment.

The IRS has not approved the use of an exclusion ratio or excludable amount when only part of an account balance is used to convert to income payments.

We will treat the application of less than your entire Account Balance under a Non-Qualified Contract to a pay-out option (taking an income annuity) as a taxable withdrawal for Federal income tax purposes and also as subject to the 10% penalty tax (if you are under age 59 1/2) in addition to ordinary income tax. We will then treat the amount of the withdrawal as the purchase price of an income annuity and tax report the income payments received under the rules for variable income annuities. Consult your tax attorney prior to partially annuitizing your Contract.

The IRS has not specifically approved the use of a method to calculate an excludable amount with respect to a variable income annuity where transfers/reallocations are permitted between investment divisions or from an investment division into a fixed option.

We generally will tell you how much of each income payment is a return of non-taxable purchase payments. We will determine such excludable amount for each income payment under the Contract as a whole by using the rules applicable to variable income payments in general (i.e., by dividing your after-tax purchase price, as adjusted for any refund or guarantee feature by the number of expected income payments from the appropriate IRS table). However, it is possible that the IRS could conclude that the taxable portion of income payments under a Non-Qualified Deferred Annuity is an amount greater (or lesser) than the taxable amount determined by us and reported by us to you and the IRS.

Generally, once the total amount treated as a non-taxable return of your purchase payment equals your purchase payment, then all remaining payments are fully taxable. We will withhold a portion of the taxable amount of your income payment for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.

If the amount of income payments received in any calendar year is less than the excludable amount applicable to the year, the excess is not allowable as a deduction. However, you may generally elect the year in which to begin to apply this excess ratably to increase the excludable amount attributable to future years. Consult your tax advisor as to the details and consequences of making such election. Also, consult your tax advisor as to the tax treatment of any unrecovered after-tax cost in the year that the Contract terminates.

DEATH BENEFITS

The death benefit under an annuity is generally taxable to the recipient in the same manner as if paid to the contract owner (under the rules for withdrawals or income payments, whichever is applicable).

If you die before the annuity starting date, as defined under Treasury Regulations, payments must begin for a period and in a manner allowed by the Code (and any regulations thereunder) to your beneficiary within one year of the date of your death or, if not, payment of your entire interest in the Contract must be made within five years of the date of your death. If your spouse is your beneficiary, he or she may elect to continue as owner of the Contract.

If you die on or after the annuity starting date, as defined under Treasury Regulations, payments must continue to be made at least as rapidly as before your death in accordance with the income type selected.

If you die before all purchase payments are returned, the unreturned amount may be deductible on your final income tax return or excluded from income by your beneficiary if income payments continue after your death.

In the case of joint contract owners, the above rules will be applied on the death of any contract owner.


                                    A-PPA-53

Where the contract owner is not a natural person, these rules will be applied on the death of any annuitant (or on the change in annuitant, if permitted under the Contract).

If death benefit payments are being made to your designated beneficiary and he/she dies prior to receiving the entire remaining interest in the Contract, such remaining interest will be paid out at least as rapidly as under the distribution method being used at the time of your designated beneficiary's death.

After your death, if your designated beneficiary dies prior to electing a method for the payment of the death benefit, the remaining interest in the Contract will be paid out in a lump sum. In all cases, such payments will be made within five years of the date of your death.

DIVERSIFICATION

In order for your Non-Qualified Deferred Annuity to be considered an annuity contract for Federal income tax purposes, we must comply with certain diversification standards with respect to the investments underlying the Contract. We believe that we satisfy and will continue to satisfy these diversification standards. Inadvertent failure to meet these standards may be correctable. Failure to meet these standards would result in immediate taxation to contract owners of gains under their Contract.

INVESTOR CONTROL

In certain circumstances, owners of variable annuity contracts have been considered to be the owners of the assets of the underlying Separate Account for Federal Income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contract, such as the number of funds available and the flexibility of the contract owner to allocate premium payments and transfer amounts among the funding options have not been addressed in public rulings. While we believe that the Contract does not give the Contract owner investment control over Separate Account assets, we reserve the right to modify the Contract as necessary to prevent a contract owner from being treated as the owner of the Separate Account assets supporting the Contract.

CHANGES TO TAX RULES AND INTERPRETATIONS

Changes in applicable tax rules and interpretations can adversely affect the tax treatment of your Contract. These changes may take effect retroactively. Examples of changes that could create adverse tax consequences include:

     - Possible taxation of transfers/reallocations between investment divisions or transfers/reallocations from an investment division to the Fixed Account or Fixed Income Option.

     - Possible taxation as if you were the contract owner of your portion of the Separate Account's assets.

     - Possible limits on the number of funding options available or the frequency of transfers/reallocations among them.

We reserve the right to amend your Deferred Annuity where necessary to maintain its status as a variable annuity contract under Federal tax law and to protect you and other contract owners in the investment divisions from adverse tax consequences.

INDIVIDUAL RETIREMENT ANNUITIES

TRADITIONAL IRA, ROTH IRA, SIMPLE IRA AND SEPS

The sale of a Contract for use with an IRA may be subject to special disclosure requirements of the IRS. Purchasers of a Contract for use with IRAs will be provided with supplemental information required by the IRS or other appropriate agency. A Contract issued in connection with an IRA may be amended as necessary to conform to the requirements of the Code.


                                    A-PPA-54

IRA Contracts may not invest in life insurance. The Deferred Annuity offers death benefits and optional benefits that in some cases may exceed the greater of the purchase payments or the Account Balance, which could conceivably be characterized as life insurance.

The IRS has approved the form of the Traditional IRA and SIMPLE IRA endorsement for use with the Contract and certain riders, including riders providing for death benefits in excess of premiums paid. Please be aware that the IRA Contract issued to you may differ from the form of the Traditional IRA approved by the IRS because of several factors such as different riders and state insurance department requirements. The Roth IRA tax endorsement is based on the IRS model form 5305-RB (rev 0302).

Consult your tax advisor prior to the purchase of the Contract as a Traditional IRA, Roth IRA, SIMPLE IRA or SEP.

Generally, except for Roth IRAs, IRAs can accept deductible (or pre-tax) purchase payments. Deductible or pre-tax purchase payments will be taxed when distributed from the Contract.

You must be both the contract owner and the annuitant under the Contract. Your IRA annuity is not forfeitable and you may not transfer, assign or pledge it to someone else. You are not permitted to borrow from the Contract. You can transfer your IRA proceeds to a similar IRA, certain eligible retirement plans of an employer (or a SIMPLE IRA to a Traditional IRA or eligible retirement plan after two years of participation in your employer's SIMPLE IRA plan) without incurring Federal income taxes if certain conditions are satisfied.

TRADITIONAL IRA ANNUITIES

PURCHASE PAYMENTS

Purchase payments (except for permissible rollovers and direct transfers) are generally not permitted after the calendar year in which you attain age 69 1/2.

Except for permissible rollovers and direct transfers, purchase payments to Traditional IRAs and Roth IRAs for individuals under age 50 are limited to the lesser of 100% of compensation or the deductible amount established each year under the Code. A purchase payment up to the deductible amount can also be made for a non-working spouse provided the couple's compensation is at least equal to their aggregate contributions. See the SAI for additional information. Also, see IRS Publication 590 available at www.irs.gov.

     - Individuals age 50 or older can make an additional "catch-up" purchase payment (assuming the individual has sufficient compensation).

     - If you are an active participant in a retirement plan of an employer, contributions may be limited.

     - Purchase payments in excess of these amounts may be subject to a penalty tax.

     - If contributions are being made under a SEP or a SAR-SEP plan of your employer, additional amounts may be contributed as permitted by the Code and the terms of the employer's plan.

     - These age and dollar limits do not apply to tax-free rollovers or transfers from other IRAs or other eligible retirement plans.

     - If certain conditions are met, you can change your Traditional IRA purchase payment to a Roth IRA before you file your income tax return (including filing extensions).

WITHDRAWALS AND INCOME PAYMENTS

Withdrawals (other than tax free transfers or rollovers to other individual retirement arrangements or eligible retirement plans) and income payments are included in income except for the portion that represents a return of non-deductible purchase payments. This portion is generally determined based on a ratio of all non-deductible purchase payments to the total values of all your Traditional IRAs. We will withhold a portion of the amount of your withdrawal for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code. Also see general section titled "Withdrawals" above.


                                    A-PPA-55

MINIMUM DISTRIBUTION REQUIREMENTS FOR IRAS

Generally, for IRAs (see discussion below for Roth IRAs), you must begin receiving withdrawals by April 1 of the calendar year following the year in which you reach age 70 1/2. Complex rules apply to the calculation of these withdrawals. A tax penalty of 50% applies to withdrawals which should have been taken but were not. It is not clear whether income payments under a variable annuity will satisfy these rules. Consult your tax advisor prior to choosing a pay-out option.

You (and after your death, your designated beneficiaries) generally do not have to take the required minimum distribution ("RMD") for 2009. If your first RMD would have been due by April 1, 2010, you are not required to take such distribution; however, your 2010 RMD is due by December 31, 2010. For after-death RMDs, the five year rule is applied without regard to calendar year 2009. For instance, for a contract owner who died in 2007, the five year period would end in 2013 instead of 2012. This RMD waiver does not apply if you are receiving Annuity Payments under your Contract. The RMD rules are complex, so consult with your tax advisor because the application of these rules to your particular circumstances may have been impacted by the 2009 RMD waiver.

In general, Income Tax regulations permit income payments to increase based not only with respect to the investment experience of the underlying funds but also with respect to actuarial gains. Additionally, these regulations permit payments under income annuities to increase due to a full withdrawal or to a partial withdrawal under certain circumstances.

The regulations also require that beginning for the 2006 distribution year, the value of all benefits under a deferred annuity including death benefits in excess of cash value must be added to the account value in computing the amount required to be distributed over the applicable period. The new rules are not entirely clear and you should consult your own tax advisors as to how these rules affect your own Contract. We will provide you with additional information regarding the amount that is subject to minimum distribution under this new rule.

If you intend to receive your minimum distributions which are payable over the joint lives of you and a beneficiary who is not your spouse (or over a period not exceeding the joint life expectancy of you and your non-spousal beneficiary), be advised that Federal tax rules may require that payments be made over a shorter period or may require that payments to the beneficiary be reduced after your death to meet the minimum distribution incidental benefit rules and avoid the 50% excise tax. Under federal tax rules, a same-sex spouse is treated as a non-spouse beneficiary. Consult your tax advisor.

DEATH BENEFITS

The death benefit is taxable to the recipient in the same manner as if paid to the contract owner (under the rules for withdrawals or income payments, whichever is applicable).

Generally, if you die before required minimum distribution withdrawals have begun, we must make payment of your entire interest by December 31st of the year that is the fifth anniversary of your death or begin making payments over a period and in a manner allowed by the Code to your beneficiary by December 31st of the year after your death. Consult your tax advisor because the application of these rules to your particular circumstances may have been impacted by the 2009 RMD waiver (see Minimum Distribution Requirements section for additional information).

If your spouse is your beneficiary, and your Contract permits, your spouse may delay the start of these payments until December 31 of the year in which you would have reached age 70 1/2. Alternatively, if your spouse is your beneficiary, he or she may elect to continue as contract owner of the Contract.

If you die after required distributions begin, payments of your entire remaining interest must be made in a manner and over a period as provided under the Code (and any applicable regulations).

If the Contract is issued in your name after your death for the benefit of your designated beneficiary with a purchase payment which is directly transferred to the Contract from another IRA account or IRA annuity you owned, the death benefit must continue to be distributed to your beneficiary's beneficiary in a manner at least as rapidly as the method of distribution in effect at the time of your beneficiary's death.


                                    A-PPA-56

SIMPLE IRAS AND SEPS ANNUITIES

The Code provides for certain contribution limitations and eligibility requirements under SIMPLE IRAs and SEP arrangements. The minimum distribution requirements are generally the same as Traditional IRAs. There are some differences in the contribution limits and the tax treatment of certain premature distribution rules, transfers and rollovers. Some of these differences are explained below. Please see the SAI for additional information on contribution limits.

ROLLOVERS INTO YOUR SIMPLE IRA.

You may make rollovers and direct transfers into your SIMPLE IRA annuity contract from another SIMPLE IRA annuity contract or account. No other contributions, rollovers or transfers can be made to your SIMPLE IRA. You may not make Traditional IRA contributions or Roth IRA contributions to your SIMPLE IRA. You may not make eligible rollover contributions from other types of qualified retirement plans to your SIMPLE IRA.

ROLLOVERS FROM YOUR SIMPLE IRA.

Tax-free 60-day rollovers and direct transfers from a SIMPLE IRA can only be made to another SIMPLE IRA annuity or account during the first two years that you participate in the SIMPLE IRA plan. After this two year period, tax-free 60-day rollovers and transfers may be made from your SIMPLE IRA into a Traditional IRA annuity or account, as well as into another SIMPLE IRA.

ROTH IRA ANNUITIES

GENERAL

Roth IRAs are different from other IRAs because you have the opportunity to enjoy tax-free earnings. However, you can only make after-tax purchase payments to a Roth IRA.

PURCHASE PAYMENTS

Roth IRA purchase payments for individuals under age 50 are non-deductible and are limited, in a manner similar to IRAs, to the lesser of 100% of compensation or the annual deductible IRA amount. This limit includes contributions to all your Traditional and Roth IRAs for the year. Individuals age 50 or older can make an additional "catch-up" purchase payment each year (assuming the individual has sufficient compensation).

You may contribute up to the annual purchase payment limit if your modified adjusted gross income does not exceed certain limits. Purchase payments are phased out depending on your modified adjusted gross income and your filing status. See the SAI for additional information. Also, see IRS Publication 590 available at www. irs.gov.

Further, with respect to Traditional IRA amounts which were converted to a Roth IRA, such conversion must have occurred at least five years prior to purchase of this Contract. Consult your independent tax advisor.

Annual purchase payments limits do not apply to a rollover from a Roth IRA to another Roth IRA or a conversion from a Traditional IRA to a Roth IRA. You can contribute to a Roth IRA after age 70 1/2. If certain conditions are met, you can change your Roth IRA contribution to a Traditional IRA before you file your income return (including filing extensions).

Beginning in 2008, Roth IRAs may also accept a rollover from other types of eligible retirement plans (e.g., 403(b), 401(a) and 457(b) plans of a state or local government employer) if Code requirements are met. The taxable portion of the proceeds are subject to income tax in the year the rollover distribution occurs.

If you exceed the purchase payment limits you may be subject to a tax penalty.


                                    A-PPA-57

WITHDRAWALS

Generally, withdrawals of earnings from Roth IRAs are free from Federal income tax if they meet the following two requirements:

     - The withdrawal is made at least five taxable years after your first purchase payment to a Roth IRA, AND

     - The withdrawal is made: on or after the date you reach age 59 1/2; upon your death or disability; or for a qualified first-time home purchase (up to $10,000).

Withdrawals of earnings which do not meet these requirements are taxable and a 10% penalty tax may apply if made before age 59 1/2. See withdrawals chart above. Consult your tax advisor to determine if an exception applies.

Withdrawals from a Roth IRA are made first from purchase payments and then from earnings. Generally, you do not pay income tax on withdrawals of the purchase payments. However, withdrawals of taxable amounts converted from a non-Roth IRA prior to age 59 1/2 will be subject to the 10% penalty tax (unless you meet an exception) if made within 5 taxable years of such conversion. See withdrawals chart above.

The order in which money is withdrawn from a Roth IRA is as follows (all Roth IRAs owned by a taxpayer are combined for withdrawal purposes):

     - The first money withdrawn is any annual (non-conversion/rollover) contributions to the Roth IRA. These are received tax and penalty free.

     - The next money withdrawn is from conversion/rollover contributions from a non-Roth IRA, or an eligible retirement plan (other than a designated Roth account) on a first-in, first-out basis. For these purposes, distributions are treated as coming first from the portion of the conversion/rollover contribution that was subject to income tax as a result of the conversion. As previously discussed, depending upon when it occurs, withdrawals of the taxable amounts converted may be subject to a penalty tax, or result in the acceleration of inclusion of income.

     - The next money withdrawn is from earnings in the Roth IRA. This is received tax-free if it meets the requirements previously discussed; otherwise it is subject to Federal income tax and an additional 10% penalty tax may apply if you are under age 59 1/2.

     - We may be required to withhold a portion of your withdrawal for income taxes, unless you elect otherwise. The amount will be determined by the Code.

CONVERSION

You may convert/rollover a Traditional IRA or an eligible retirement plan (other than a designated Roth account) to a Roth IRA.

Except to the extent you have non-deductible contributions, the amount converted from an existing IRA or an eligible retirement plan (other than a designated Roth IRA account) into a Roth IRA is taxable. Generally, the 10% withdrawal penalty does not apply to conversions/rollovers. (See exception discussed previously.)

For conversions occurring in 2010, the taxable amount distributed (or treated as distributed) in 2010 and then converted into a Roth IRA may be included in your taxable income ratably over 2011 and 2012 and does not have to be included in your taxable income in 2010.

Caution: The IRS issued guidance in 2005 requiring that the taxable amount converted be based on the fair market value of the entire IRA annuity contract being converted or redesignated into a Roth IRA. Such fair market value, in general, is to be determined by taking into account the value of all benefits (both living benefits and death benefits) in addition to the account balance; as well as adding back certain loads and charges incurred during the prior 12 month period. Your Contract may include such benefits, and applicable charges. Accordingly, taxpayers considering re-designating a Traditional IRA annuity into a Roth IRA annuity should consult their own tax advisor prior to converting. The taxable amount may exceed the account value at date of conversion.

Amounts converted from a Traditional IRA or an eligible retirement plan (other than a designated Roth account) to a Roth IRA generally will be subject to income tax withholding. The amount withheld is determined by the Code.


                                    A-PPA-58

If you mistakenly convert or otherwise wish to change your Roth IRA contribution to a Traditional IRA contribution, the tax law allows you to reverse your conversion provided you do so before you file your tax return for the year of the contribution and if certain conditions are met.

REQUIRED DISTRIBUTIONS

Required minimum distribution rules that apply to other types of IRAs while you are alive do not apply to Roth IRAs. However, in general, the same rules with respect to minimum distributions required to be made to a beneficiary after your death under Traditional IRAs do apply to Roth IRAs. Note, as previously mentioned, certain required minimum distributions are waived for 2009.

Note that where payments under a Roth Income Annuity have begun prior to your death, the remaining interest in the Contract must be paid to your designated beneficiary by the end of the fifth year following your death or over a period no longer than the beneficiary's remaining life expectancy at the time you die.

DEATH BENEFITS

Generally, when you die we must make payment of your entire interest by the December 31st of the year that is the fifth anniversary of your death or begin making payments over a period and in a manner allowed by the Code to your beneficiary by December 31st of the year after your death.

If your spouse is your beneficiary, your spouse may delay the start of required payments until December 31st of the year in which you would have reached age 70 1/2.

If your spouse is your beneficiary, he or she may elect to continue as "contract owner" of the Contract.

                                LEGAL PROCEEDINGS

--------------------------------------------------------------------------------

In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MLIDC to perform its contract with the Separate Account or of MetLife to meet its obligations under the Contracts.


                                    A-PPA-59

                      THIS PAGE INTENTIONALLY LEFT  BLANK.

                                   APPENDIX A

--------------------------------------------------------------------------------

                                PREMIUM TAX TABLE

If you are a resident of one of the following jurisdictions, the percentage amount listed by that jurisdiction is the premium tax rate applicable to your Deferred Annuity or Income Annuity.

                                                                                       IRA, SIMPLE
                                                                   NON-QUALIFIED       IRA AND SEP
                                                                      DEFERRED          DEFERRED
                                                                     ANNUITIES        ANNUITIES AND
                                                                     AND INCOME     QUALIFIED INCOME
                                                                     ANNUITIES        ANNUITIES(1)
                                                                   -------------    ----------------
California.....................................................        2.35%              0.5%
Florida(2).....................................................         1.0%              1.0%
Maine..........................................................         2.0%                --
Nevada.........................................................         3.5%                --
Puerto Rico(3).................................................         1.0%              1.0%
South Dakota(4)................................................        1.25%                --
West Virginia..................................................         1.0%              1.0%
Wyoming........................................................         1.0%                --


---------
1 Premium tax rates applicable to IRA, SIMPLE IRA and SEP Deferred Annuities and Income Annuities purchased for use in connection with individual retirement trust or custodial accounts meeting the requirements of Section 408(a) of the Code are included under the column heading "IRA, SIMPLE IRA and SEP Deferred Annuities and Income Annuities."
2 Annuity premiums are exempt from taxation provided the tax savings are passed back to the contract holders. Otherwise, they are taxable at 1%.
3 We will not deduct premium taxes paid by us to Puerto Rico from purchase payments, account balances, withdrawals, death benefits or income payments.
4 Special rate applies for large case annuity policies. Rate is 8/100 of 1% for that portion of the annuity considerations received on a contract exceeding $500,000 annually. Special rate on large case policies is not subject to retaliation.


                                    A-PPA-61

                      THIS PAGE INTENTIONALLY LEFT  BLANK.

                                  APPENDIX A-1

--------------------------------------------------------------------------------

                 ADDITIONAL INFORMATION REGARDING THE PORTFOLIOS

The Portfolios below were subject to a merger or name change. The chart identifies the former name and new name of each of these Portfolios.

PORTFOLIO MERGER

               FORMER PORTFOLIO                                NEW PORTFOLIO
---------------------------------------------  ---------------------------------------------
METROPOLITAN FUND                              MET INVESTORS FUND
  FI Mid Cap Opportunities Portfolio             Morgan Stanley Mid Cap Growth Portfolio


PORTFOLIO NAME CHANGES

                 FORMER NAME                                      NEW NAME
---------------------------------------------  ---------------------------------------------
MET INVESTORS FUND                             MET INVESTORS FUND
  Legg Mason Partners Aggressive Growth        Legg Mason ClearBridge Aggressive Growth
     Portfolio                                      Portfolio
  Met/AIM Small Cap Growth Portfolio           Invesco Small Cap Growth Portfolio
METROPOLITAN FUND                              METROPOLITAN FUND
  BlackRock Strategic Value Portfolio          Neuberger Berman Genesis Portfolio




                                    A-PPA-63

                      THIS PAGE INTENTIONALLY LEFT  BLANK.

                                   APPENDIX B

--------------------------------------------------------------------------------

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

This table shows fluctuations in the Accumulation Unit Values for for each investment division from year end to year end. The information in this table has been derived from the Separate Account's full financial statements or other reports (such as the annual report).


                                                      BEGINNING OF                    NUMBER OF
                                                          YEAR       END OF YEAR     ACCUMULATION
                                                      ACCUMULATION  ACCUMULATION  UNITS END OF YEAR
INVESTMENT DIVISION                             YEAR   UNIT VALUE    UNIT VALUE     (IN THOUSANDS)
-------------------                             ----  ------------  ------------  -----------------
American Funds Balanced Allocation
  Division(e).................................  2008      10.00          7.01              639
                                                2009       7.01          8.96            1,145

American Funds Bond Division -- Class 2(n)....  2006      15.03         15.80              836
                                                2007      15.80         16.12            2,210
                                                2008      16.12         14.43            1,475
                                                2009      14.43         16.05            1,346

American Funds Global Small Capitalization
  Division -- Class 2(h)......................  2001      14.94         13.62              549
                                                2002      13.62         10.89            1,291
                                                2003      10.89         16.52            2,335
                                                2004      16.52         19.72            3,455
                                                2005      19.72         24.41            4,904
                                                2006      24.41         29.92            5,888
                                                2007      29.92         35.88            6,596
                                                2008      35.88         16.47            5,184
                                                2009      16.47         26.24            4,852

American Funds Growth Allocation Division(e)..  2008       9.99          6.36              428
                                                2009       6.36          8.42              871

American Funds Growth Division -- Class 2(h)..  2001     138.68        118.11              382
                                                2002     118.11         88.12              925
                                                2003      88.12        119.07            1,483
                                                2004     119.07        132.29            1,843
                                                2005     132.29        151.82            2,086
                                                2006     151.82        165.27            2,172
                                                2007     165.27        183.38            2,075
                                                2008     183.38        101.48            1,819
                                                2009     101.48        139.73            1,629


                                    A-PPA-65

                                                      BEGINNING OF                    NUMBER OF
                                                          YEAR       END OF YEAR     ACCUMULATION
                                                      ACCUMULATION  ACCUMULATION  UNITS END OF YEAR
INVESTMENT DIVISION                             YEAR   UNIT VALUE    UNIT VALUE     (IN THOUSANDS)
-------------------                             ----  ------------  ------------  -----------------

American Funds Growth-Income Division(h)......  2001      90.87         87.85              403
                                                2002      87.85         70.84            1,163
                                                2003      70.84         92.66            1,753
                                                2004      92.66        101.01            2,228
                                                2005     101.01        105.58            2,335
                                                2006     105.58        120.14            2,349
                                                2007     120.14        124.63            2,240
                                                2008     124.63         76.50            1,886
                                                2009      76.50         99.17            1,651

American Funds Moderate Allocation
  Division(e).................................  2008      10.01          7.69              672
                                                2009       7.69          9.37            1,228

Artio International Stock Portfolio Division
  (formerly Julius Baer International Stock
  Division) ..................................  2000      18.48         16.41           13,978
                                                2001      16.41         12.87           13,983
                                                2002      12.87         10.48           13,034
                                                2003      10.48         13.26           11,724
                                                2004      13.26         15.48           10,579
                                                2005      15.48         18.04            9,759
                                                2006      18.04         20.76            9,148
                                                2007      20.76         22.62            8,331
                                                2008      22.62         12.48            7,317
                                                2009      12.48         15.06            6,530

Barclays Capital Aggregate Bond Index
  Portfolio Division (formerly Lehman
  Brothers(R) Aggregate Bond Index Division)..  2000       9.85         10.84           11,151
                                                2001      10.84         11.51           17,518
                                                2002      11.51         12.53           20,055
                                                2003      12.53         12.82           20,050
                                                2004      12.82         13.18           22,529
                                                2005      13.18         13.29           21,998
                                                2006      13.29         13.67           20,187
                                                2007      13.67         14.42           18,228
                                                2008      14.42         15.10           12,890
                                                2009      15.10         15.69           12,201


                                    A-PPA-66

                                                      BEGINNING OF                    NUMBER OF
                                                          YEAR       END OF YEAR     ACCUMULATION
                                                      ACCUMULATION  ACCUMULATION  UNITS END OF YEAR
INVESTMENT DIVISION                             YEAR   UNIT VALUE    UNIT VALUE     (IN THOUSANDS)
-------------------                             ----  ------------  ------------  -----------------

BlackRock Aggressive Growth Division..........  2000      37.00         33.76           33,047
                                                2001      33.76         25.42           31,088
                                                2002      25.42         17.89           27,173
                                                2003      17.89         24.88           25,242
                                                2004      24.88         27.76           22,464
                                                2005      27.76         30.35           19,773
                                                2006      30.35         31.99           17,109
                                                2007      31.99         38.10           14,889
                                                2008      38.10         20.42           13,191
                                                2009      20.42         30.14           11,924

BlackRock Bond Income Division(c).............  2000      18.65         20.49           16,395
                                                2001      20.49         21.92           18,444
                                                2002      21.92         23.45           17,572
                                                2003      23.45         24.52           15,375
                                                2004      24.52         25.29           13,470
                                                2005      25.29         25.58           12,155
                                                2006      25.58         26.38           10,383
                                                2007      26.38         27.69            8,979
                                                2008      27.69         26.41            7,220
                                                2009      26.41         28.56            6,226

BlackRock Diversified Division................  2000      29.04         28.98           75,252
                                                2001      28.98         26.80           66,376
                                                2002      26.80         22.80           53,835
                                                2003      22.80         27.15           48,137
                                                2004      27.15         29.10           42,486
                                                2005      29.10         29.62           36,986
                                                2006      29.62         32.33           31,232
                                                2007      32.33         33.82           26,632
                                                2008      33.82         25.12           21,582
                                                2009      25.12         29.10           18,577

BlackRock Large Cap Core Division*(o).........  2007      37.61         38.04           23,220
                                                2008      38.04         23.62           19,811
                                                2009      23.62         27.86           17,618

BlackRock Large Cap Division (formerly
  BlackRock Investment Trust).................  2000      40.13         37.19           62,978
                                                2001      37.19         30.48           57,299
                                                2002      30.48         22.24           47,428
                                                2003      22.24         28.61           42,944
                                                2004      28.61         31.32           37,879
                                                2005      31.32         32.05           32,659
                                                2006      32.05         36.12           27,458
                                                2007      36.12         37.93                0


                                    A-PPA-67

                                                      BEGINNING OF                    NUMBER OF
                                                          YEAR       END OF YEAR     ACCUMULATION
                                                      ACCUMULATION  ACCUMULATION  UNITS END OF YEAR
INVESTMENT DIVISION                             YEAR   UNIT VALUE    UNIT VALUE     (IN THOUSANDS)
-------------------                             ----  ------------  ------------  -----------------

BlackRock Large Cap Value Division -- Class
  E(f)........................................  2002      10.00          7.93              283
                                                2003       7.93         10.60              856
                                                2004      10.60         11.87            1,486
                                                2005      11.87         12.39            1,365
                                                2006      12.39         14.59            3,032
                                                2007      14.59         14.88            2,963
                                                2008      14.88          9.54            2,500
                                                2009       9.54         10.48            2,137

BlackRock Legacy Large Cap Growth
  Division -- Class E(k)......................  2004      10.07         11.06              130
                                                2005      11.06         11.67              248
                                                2006      11.67         11.99              399
                                                2007      11.99         14.03              686
                                                2008      14.03          8.78              923
                                                2009       8.78         11.85              826

BlackRock Legacy Large Cap Growth
  Division -- Class E (formerly FI Large Cap
  Division -- Class E)(p).....................  2006      17.52         17.75               45
                                                2007      17.75         18.19               73
                                                2008      18.19          9.90               89
                                                2009       9.90         10.32                0

BlackRock Strategic Value Division(a).........  2000      10.00         12.24            4,095
                                                2001      12.24         14.03           14,485
                                                2002      14.03         10.90           18,439
                                                2003      10.90         16.16           18,573
                                                2004      16.16         18.41           18,477
                                                2005      18.41         18.94           16,020
                                                2006      18.94         21.84           13,598
                                                2007      21.84         20.82           11,482
                                                2008      20.82         12.67            9,126
                                                2009      12.67         14.16            8,002

Clarion Global Real Estate Division - Class
  E(k)........................................  2004       9.99         12.86            1,461
                                                2005      12.86         14.41            3,143
                                                2006      14.41         19.58            5,319
                                                2007      19.58         16.47            3,834
                                                2008      16.47          9.48            3,084
                                                2009       9.48         12.64            2,586


                                    A-PPA-68

                                                      BEGINNING OF                    NUMBER OF
                                                          YEAR       END OF YEAR     ACCUMULATION
                                                      ACCUMULATION  ACCUMULATION  UNITS END OF YEAR
INVESTMENT DIVISION                             YEAR   UNIT VALUE    UNIT VALUE     (IN THOUSANDS)
-------------------                             ----  ------------  ------------  -----------------

Davis Venture Value Division(a)...............  2000      30.19         30.79              916
                                                2001      30.79         27.01            2,072
                                                2002      27.01         22.31            2,269
                                                2003      22.31         28.84            2,514
                                                2004      28.84         32.01            3,050
                                                2005      32.01         34.87            3,698
                                                2006      34.87         39.46            3,990
                                                2007      39.46         40.76            3,839
                                                2008      40.76         24.41            3,308
                                                2009      24.41         31.83            2,967

FI Mid Cap Opportunities Division(j)..........  2000      37.85         25.71           57,544
                                                2001      25.71         15.91           52,016
                                                2002      15.91         11.16           42,960
                                                2003      11.16         14.83           38,319
                                                2004      14.83         17.16           34,048
                                                2005      17.16         18.13           29,784
                                                2006      18.13         20.03           25,415
                                                2007      20.03         21.43           21,648
                                                2008      21.43          9.46           19,350
                                                2009       9.46         12.50           17,589

FI Value Leaders Division -- Class E(f).......  2002      23.06         19.03               40
                                                2003      19.03         23.83              175
                                                2004      23.83         26.72              294
                                                2005      26.72         29.18              561
                                                2006      29.18         32.21              728
                                                2007      32.21         33.09              576
                                                2008      33.09         19.93              444
                                                2009      19.93         23.94              367

Harris Oakmark International Division -- Class
  E(f)........................................  2002      10.60          8.85               42
                                                2003       8.85         11.82              594
                                                2004      11.82         14.09            1,793
                                                2005      14.09         15.90            3,247
                                                2006      15.90         20.26            4,690
                                                2007      20.26         19.81            4,338
                                                2008      19.81         11.57            2,947
                                                2009      11.57         17.75            3,145

Janus Forty Division -- Class E(b)............  2007     155.59        191.21               69
                                                2008     191.21        109.63              221
                                                2009     109.63        154.85              253


                                    A-PPA-69

                                                      BEGINNING OF                    NUMBER OF
                                                          YEAR       END OF YEAR     ACCUMULATION
                                                      ACCUMULATION  ACCUMULATION  UNITS END OF YEAR
INVESTMENT DIVISION                             YEAR   UNIT VALUE    UNIT VALUE     (IN THOUSANDS)
-------------------                             ----  ------------  ------------  -----------------

Jennison Growth Division......................  2005       4.12          4.98            5,029
                                                2006       4.98          5.05            4,487
                                                2007       5.05          5.57            3,673
                                                2008       5.57          3.50            3,172
                                                2009       3.50          4.84            3,232

Jennison Growth Division (formerly Met/Putnam
  Voyager Division)(a)(i).....................  2000       9.81          7.24            2,554
                                                2001       7.24          4.94            5,531
                                                2002       4.94          3.47            5,941
                                                2003       3.47          4.31            6,162
                                                2004       4.31          4.47            5,450
                                                2005       4.47          4.08            2,161

Lazard Mid Cap Division -- Class E(f).........  2002      11.41          9.70              341
                                                2003       9.70         12.10              799
                                                2004      12.10         13.68              970
                                                2005      13.68         14.62            1,005
                                                2006      14.62         16.57              995
                                                2007      16.57         15.94            1,142
                                                2008      15.94          9.72              826
                                                2009       9.72         13.14              718

Legg Mason Partners Aggressive Growth Division
  (formerly Janus Aggressive Growth
  Division)(g)(h).............................  2001      10.03          7.78            1,020
                                                2002       7.78          5.33            1,506
                                                2003       5.33          6.82            1,648
                                                2004       6.82          7.33            1,574
                                                2005       7.33          8.24            1,656
                                                2006       8.24          8.01            1,614
                                                2007       8.01          8.12            1,369
                                                2008       8.12          4.89            1,212
                                                2009       4.89          6.45            1,092

Legg Mason Value Equity.......................  2006       9.61         10.33            1,119
                                                2007      10.33          9.62              969
                                                2008       9.62          4.33              896
                                                2009       4.33          5.89              819

Legg Mason Value Equity (formerly MFS(R)
  Investors Trust Division)(l)................  2001       9.39          8.35              493
                                                2002       8.35          6.58              795
                                                2003       6.58          7.92              847
                                                2004       7.92          8.71            1,131
                                                2005       8.71          9.22            1,085
                                                2006       9.22          9.66            1,085


                                    A-PPA-70

                                                      BEGINNING OF                    NUMBER OF
                                                          YEAR       END OF YEAR     ACCUMULATION
                                                      ACCUMULATION  ACCUMULATION  UNITS END OF YEAR
INVESTMENT DIVISION                             YEAR   UNIT VALUE    UNIT VALUE     (IN THOUSANDS)
-------------------                             ----  ------------  ------------  -----------------

Loomis Sayles Small Cap Core Division(a) .....  2000      25.78         25.52              353
                                                2001      25.52         22.98              654
                                                2002      22.98         17.80              759
                                                2003      17.80         24.00              811
                                                2004      24.00         27.58              827
                                                2005      27.58         29.13              863
                                                2006      29.13         33.58            1,062
                                                2007      33.58         37.11            1,141
                                                2008      37.11         23.49              946
                                                2009      23.49         30.22              815

Loomis Sayles Small Cap Growth Portfolio
  Division (formerly Franklin Templeton Small
  Cap Growth Division)(h).....................  2001      10.00          8.80              769
                                                2002       8.80          6.27            1,420
                                                2003       6.27          8.98            2,000
                                                2004       8.98          9.88            1,935
                                                2005       9.88         10.22            1,816
                                                2006      10.22         11.10            1,738
                                                2007      11.10         11.46            1,448
                                                2008      11.46          6.66            1,171
                                                2009       6.66          8.55            1,075

Lord Abbett Bond Debenture Division(d)........  2000      11.16         10.92            5,292
                                                2001      10.92         10.64            5,375
                                                2002      10.64         10.65            4,921
                                                2003      10.65         12.57            5,370
                                                2004      12.57         13.46            5,243
                                                2005      13.46         13.54            5,165
                                                2006      13.54         14.62            5,043
                                                2007      14.62         15.43            4,832
                                                2008      15.43         12.43            3,676
                                                2009      12.43         16.84            3,292

Met/AIM Small Cap Growth Division -- Class
  E(f)........................................  2002      11.24          8.51              129
                                                2003       8.51         11.68              317
                                                2004      11.68         12.30              323
                                                2005      12.30         13.17              359
                                                2006      13.17         14.87              412
                                                2007      14.87         16.33              483
                                                2008      16.33          9.88              408
                                                2009       9.88         13.08              368


                                    A-PPA-71

                                                      BEGINNING OF                    NUMBER OF
                                                          YEAR       END OF YEAR     ACCUMULATION
                                                      ACCUMULATION  ACCUMULATION  UNITS END OF YEAR
INVESTMENT DIVISION                             YEAR   UNIT VALUE    UNIT VALUE     (IN THOUSANDS)
-------------------                             ----  ------------  ------------  -----------------

Met/Artisan Mid Cap Value Portfolio (formerly
  Harris Oakmark Focused Value Division)(h)...  2001      23.96         26.80            2,799
                                                2002      26.80         24.13            5,043
                                                2003      24.13         31.61            5,303
                                                2004      31.61         34.32            5,348
                                                2005      34.32         37.28            5,416
                                                2006      37.28         41.41            4,400
                                                2007      41.41         38.10            3,630
                                                2008      38.10         20.32            2,860
                                                2009      20.32         28.41            2,472

Met/Franklin Income Division -- Class B(e)....  2008       9.99          7.99              115
                                                2009       7.99         10.09              244

Met/Franklin Mutual Shares Division -- Class
  B(e)........................................  2008       9.99          6.60               74
                                                2009       6.60          8.15              155

Met/Franklin Templeton Founding Strategy
  Division -- Class B(e)......................  2008       9.99          7.04              124
                                                2009       7.04          8.94              177

Met/Templeton Growth Division -- Class B(e)...  2008       9.99          6.57               13
                                                2009       6.57          8.61               69

MetLife Aggressive Allocation Division(m).....  2005       9.99         11.17              143
                                                2006      11.17         12.81              628
                                                2007      12.81         13.09            1,037
                                                2008      13.09          7.72            1,047
                                                2009       7.72         10.06            1,178

MetLife Conservative Allocation Division(m)...  2005       9.99         10.32              188
                                                2006      10.32         10.93              774
                                                2007      10.93         11.42            1,576
                                                2008      11.42          9.69            1,715
                                                2009       9.69         11.55            1,625

MetLife Conservative to Moderate Allocation
  Division(m).................................  2005       9.99         10.55              824
                                                2006      10.55         11.44            2,444
                                                2007      11.44         11.87            4,103
                                                2008      11.87          9.21            3,893
                                                2009       9.21         11.28            3,832


                                    A-PPA-72

                                                      BEGINNING OF                    NUMBER OF
                                                          YEAR       END OF YEAR     ACCUMULATION
                                                      ACCUMULATION  ACCUMULATION  UNITS END OF YEAR
INVESTMENT DIVISION                             YEAR   UNIT VALUE    UNIT VALUE     (IN THOUSANDS)
-------------------                             ----  ------------  ------------  -----------------

MetLife Mid Cap Stock Index Division(a).......  2000      10.00         10.62            5,492
                                                2001      10.62         10.36            8,076
                                                2002      10.36          8.71           10,595
                                                2003       8.71         11.61           11,375
                                                2004      11.61         13.30            9,542
                                                2005      13.30         14.75            9,545
                                                2006      14.75         16.04            9,101
                                                2007      16.04         17.08            8,404
                                                2008      17.08         10.76            7,317
                                                2009      10.76         14.56            6,375

MetLife Moderate Allocation Division(m).......  2005       9.99         10.77            1,278
                                                2006      10.77         11.93            4,488
                                                2007      11.93         12.32            8,150
                                                2008      12.32          8.71            7,924
                                                2009       8.71         10.91            8,271

MetLife Moderate to Aggressive Allocation
  Division....................................  2005       9.99         11.00              653
                                                2006      11.00         12.44            2,721
                                                2007      12.44         12.79            4,670
                                                2008      12.79          8.22            4,739
                                                2009       8.22         10.51            5,319

MetLife Stock Index Division..................  2000      44.24         39.61           83,774
                                                2001      39.61         34.36           80,859
                                                2002      34.36         26.36           73,948
                                                2003      26.36         33.38           69,957
                                                2004      33.38         36.44           67,005
                                                2005      36.44         37.66           61,189
                                                2006      37.66         42.95           53,415
                                                2007      42.95         44.63           46,793
                                                2008      44.63         27.73           41,165
                                                2009      27.73         34.57           36,386

MFS(R) Research International Division(h).....  2001      10.00          8.73              408
                                                2002       8.73          7.62              830
                                                2003       7.62          9.96              972
                                                2004       9.96         11.77            1,281
                                                2005      11.77         13.58            1,544
                                                2006      13.58         17.02            3,004
                                                2007      17.02         19.10            3,266
                                                2008      19.10         10.89            3,093
                                                2009      10.89         14.19            2,576


                                    A-PPA-73

                                                      BEGINNING OF                    NUMBER OF
                                                          YEAR       END OF YEAR     ACCUMULATION
                                                      ACCUMULATION  ACCUMULATION  UNITS END OF YEAR
INVESTMENT DIVISION                             YEAR   UNIT VALUE    UNIT VALUE     (IN THOUSANDS)
-------------------                             ----  ------------  ------------  -----------------

MFS(R) Total Return Division -- Class E(k)....  2004      10.04         10.93              541
                                                2005      10.93         11.12            1,421
                                                2006      11.12         12.30            1,656
                                                2007      12.30         12.66            1,844
                                                2008      12.66          9.72            1,503
                                                2009       9.72         11.37            1,276

MFS(R) Value Division.........................  2000       8.93          9.91            4,947
                                                2001       9.91         11.59           16,421
                                                2002      11.59          9.83           19,478
                                                2003       9.83         12.18           18,730
                                                2004      12.18         13.40           18,015
                                                2005      13.40         13.05           16,233
                                                2006      13.05         15.23           13,096
                                                2007      15.23         14.47           11,260
                                                2008      14.47          9.51            9,015
                                                2009       9.51         11.35            7,889

Morgan Stanley EAFE(R) Index Division.........  2000      13.31         11.24            8,036
                                                2001      11.24          8.69           11,009
                                                2002       8.69          7.15           12,551
                                                2003       7.15          9.72           12,721
                                                2004       9.72         11.49           10,709
                                                2005      11.49         12.85           10,291
                                                2006      12.85         15.96           10,009
                                                2007      15.96         17.47            9,691
                                                2008      17.47          9.99            9,244
                                                2009       9.99         12.70            8,280

Neuberger Berman Mid Cap Value Division.......  2000      12.46         15.78            7,503
                                                2001      15.78         15.19            9,095
                                                2002      15.19         13.56            9,177
                                                2003      13.56         18.28            9,002
                                                2004      18.28         22.20           10,311
                                                2005      22.20         24.61           11,157
                                                2006      24.61         27.09            9,645
                                                2007      27.09         27.68            8,313
                                                2008      27.68         14.39            6,842
                                                2009      14.39         21.06            5,950

Oppenheimer Capital Appreciation
  Division -- Class E(m)......................  2005      10.02         10.90               65
                                                2006      10.90         11.60              164
                                                2007      11.60         13.11              378
                                                2008      13.11          7.00              345
                                                2009       7.00          9.95              398


                                    A-PPA-74

                                                      BEGINNING OF                    NUMBER OF
                                                          YEAR       END OF YEAR     ACCUMULATION
                                                      ACCUMULATION  ACCUMULATION  UNITS END OF YEAR
INVESTMENT DIVISION                             YEAR   UNIT VALUE    UNIT VALUE     (IN THOUSANDS)
-------------------                             ----  ------------  ------------  -----------------

Oppenheimer Global Equity Division............  2000      15.36         14.92           11,688
                                                2001      14.92         12.37           12,089
                                                2002      12.37         10.26           10,865
                                                2003      10.26         13.22           10,015
                                                2004      13.22         15.20            9,062
                                                2005      15.20         17.44            8,299
                                                2006      17.44         20.09            7,630
                                                2007      20.09         21.13            6,775
                                                2008      21.13         12.44            5,806
                                                2009      12.44         17.25            5,236

PIMCO Inflation Protected Bond
  Division -- Class E(n)......................  2006      11.07         11.19              275
                                                2007      11.19         12.26              512
                                                2008      12.26         11.29            2,964
                                                2009      11.29         13.18            3,038

PIMCO Total Return Division(h)................  2001      10.00         10.54            2,743
                                                2002      10.54         11.41            8,937
                                                2003      11.41         11.78            9,775
                                                2004      11.78         12.24            9,739
                                                2005      12.24         12.39           10,726
                                                2006      12.39         12.83            9,738
                                                2007      12.83         13.66            9,031
                                                2008      13.66         13.58            8,058
                                                2009      13.58         15.88            8,087

RCM Technology Division(h)....................  2001      10.00          7.44            2,035
                                                2002       7.44          3.63            2,782
                                                2003       3.63          5.66            6,376
                                                2004       5.66          5.35            5,501
                                                2005       5.35          5.88            4,228
                                                2006       5.88          6.13            3,454
                                                2007       6.13          7.97            4,717
                                                2008       7.97          4.39            3,642
                                                2009       4.39          6.90            4,293

Russell 2000(R) Index Division................  2000      12.76         12.12            9,115
                                                2001      12.12         12.08            9,631
                                                2002      12.08          9.48           10,366
                                                2003       9.48         13.68           10,958
                                                2004      13.68         15.92            9,451
                                                2005      15.92         16.43            8,754
                                                2006      16.43         19.14            8,072
                                                2007      19.14         18.62            6,978
                                                2008      18.62         12.23            6,134
                                                2009      12.23         15.22            5,450


                                    A-PPA-75

                                                      BEGINNING OF                    NUMBER OF
                                                          YEAR       END OF YEAR     ACCUMULATION
                                                      ACCUMULATION  ACCUMULATION  UNITS END OF YEAR
INVESTMENT DIVISION                             YEAR   UNIT VALUE    UNIT VALUE     (IN THOUSANDS)
-------------------                             ----  ------------  ------------  -----------------

SSgA Growth and Income ETF Division -- Class E
  (formerly Cyclical Growth ETF Division)(n)..  2006      10.52         11.19               88
                                                2007      11.19         11.66              140
                                                2008      11.66          8.64              263
                                                2009       8.64         10.67              407

SSgA Growth ETF Division -- Class E (formerly
  Cyclical Growth and Income ETF
  Division)(n)................................  2006      10.73         11.45               91
                                                2007      11.45         11.96              231
                                                2008      11.96          7.92              242
                                                2009       7.92         10.12              306

T. Rowe Price Large Cap Growth Division.......  2000      13.28         13.05           12,475
                                                2001      13.05         11.62           12,076
                                                2002      11.62          8.80           10,694
                                                2003       8.80         11.38           10,541
                                                2004      11.38         12.35            9,724
                                                2005      12.35         13.00            8,796
                                                2006      13.00         14.54            7,871
                                                2007      14.54         15.71            7,073
                                                2008      15.71          9.02            6,007
                                                2009       9.02         12.78            5,542

T. Rowe Price Mid Cap Growth Division(h)......  2001      10.00          8.42            1,519
                                                2002       8.42          4.66            2,342
                                                2003       4.66          6.31            3,462
                                                2004       6.31          7.36            4,025
                                                2005       7.36          8.35            4,625
                                                2006       8.35          8.79            4,609
                                                2007       8.79         10.23            5,476
                                                2008      10.23          6.10            4,599
                                                2009       6.10          8.79            4,236

T. Rowe Price Small Cap Growth Division.......  2000      15.18         13.63           19,426
                                                2001      13.63         12.25           18,640
                                                2002      12.25          8.87           16,726
                                                2003       8.87         12.34           15,888
                                                2004      12.34         13.54           14,106
                                                2005      13.54         14.84           12,499
                                                2006      14.84         15.23           10,952
                                                2007      15.23         16.53            9,232
                                                2008      16.53         10.41            8,125
                                                2009      10.41         14.29            7,354


                                    A-PPA-76

                                                      BEGINNING OF                    NUMBER OF
                                                          YEAR       END OF YEAR     ACCUMULATION
                                                      ACCUMULATION  ACCUMULATION  UNITS END OF YEAR
INVESTMENT DIVISION                             YEAR   UNIT VALUE    UNIT VALUE     (IN THOUSANDS)
-------------------                             ----  ------------  ------------  -----------------

Western Asset Management Strategic Bond
  Opportunities Division(h)...................  2001      15.75         16.21              494
                                                2002      16.21         17.55            1,215
                                                2003      17.55         19.52            2,157
                                                2004      19.52         20.55            2,415
                                                2005      20.55         20.88            3,189
                                                2006      20.88         21.66            3,134
                                                2007      21.66         22.26            2,757
                                                2008      22.26         18.68            2,080
                                                2009      18.68         24.40            1,833

Western Asset Management U.S. Government
  Division(h).................................  2001      14.55         15.07            1,178
                                                2002      15.07         16.07            3,843
                                                2003      16.07         16.13            3,166
                                                2004      16.13         16.41            2,998
                                                2005      16.41         16.49            3,099
                                                2006      16.49         16.96            2,936
                                                2007      16.96         17.48            2,695
                                                2008      17.48         17.21            2,209
                                                2009      17.21         17.73            1,924




---------
Notes:
a     Inception Date: July 5, 2000.
b     Inception Date: April 30, 2007.
c The assets of State Street Research Income Division were merged into this investment division on April 29, 2002. Accumulation unit values prior to April 29, 2002 are those of State Street Research Income Division.
d The assets of Loomis Sayles High Yield Bond Division were merged into this investment division on April 29, 2002. Accumulation unit values prior to April 29, 2002 are those of Loomis Sayles High Yield Bond Division.
e     Inception Date: April 28, 2008.
f     Inception Date: May 1, 2002.
g The assets of the Janus Growth Division were merged into the Janus Aggressive Growth Division on April 28, 2003. Accumulation unit values prior to April 28, 2003 are those of Janus Growth Division.
h     Inception Date: May 1, 2001.
i The investment division with the name FI Mid Cap Opportunities was merged into the Janus Mid Cap Division prior to the opening of business on May 3, 2004 and was renamed FI Mid Cap Opportunities. The investment division with the name FI Mid Cap Opportunities on April 30, 2004 ceased to exist. The Accumulation unit values history prior to May 1, 2004 is that of the Janus Mid Cap Division.
j The assets in Met/Putnam Voyager investment division were merged into Jennison Growth Division prior to the opening of business on May 2, 2005. The Met/Putnam Voyager investment division is no longer available.
k     Inception Date: May 1, 2004.
l The assets of the MFS(R) Investors Trust Division were merged into the Legg Mason Value Equity Division prior to the opening of business on May 1, 2006. Accumulation unit values prior to May 1, 2006 are those of MFS(R) Investors Trust Division.
m     Inception Date: May 1, 2005.
n     Inception Date: May 1, 2006.
o The assets of BlackRock Large Cap Division (formerly BlackRock Investment Trust Division) of the Metropolitan Fund were merged into the BlackRock Large Cap Core Division of the Met Investors Fund on April 30, 2007. Accumulation unit values prior to April 30, 2007 are those of the BlackRock Large Cap Division.
* We are waiving a portion of the Separate Account charge for the investment division investing in the BlackRock Large Cap Core Portfolio. Please see the Table of Expenses for more information.


                                    A-PPA-77

                      THIS PAGE INTENTIONALLY LEFT  BLANK.

                                   APPENDIX C

--------------------------------------------------------------------------------

                       PORTFOLIO LEGAL AND MARKETING NAMES

        SERIES FUND/TRUST                 PORTFOLIO/SERIES                   MARKETING NAME
--------------------------------  --------------------------------  --------------------------------




American Funds Insurance          Bond Fund                         American Funds Bond Fund
  Series(R)
American Funds Insurance          Global Small Capitalization Fund  American Funds Global Small
  Series(R)                                                              Capitalization Fund
American Funds Insurance          Growth-Income Fund                American Funds Growth-Income
  Series(R)                                                              Fund
American Funds Insurance          Growth Fund                       American Funds Growth Fund
  Series(R)
Metropolitan Series Fund, Inc.    FI Value Leaders Portfolio        FI Value Leaders Portfolio
                                                                         (Fidelity)




                                    A-PPA-79

                      THIS PAGE INTENTIONALLY LEFT  BLANK.

                                   APPENDIX D

--------------------------------------------------------------------------------

          TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION


                                                                                   PAGE
                                                                                   ----
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM..................................       2
SERVICES.......................................................................       2
PRINCIPAL UNDERWRITER..........................................................       2
DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT..............................       2
EXPERIENCE FACTOR..............................................................       3
VARIABLE INCOME PAYMENTS.......................................................       3
CALCULATING THE ANNUITY UNIT VALUE.............................................       4
ADVERTISEMENT OF THE SEPARATE ACCOUNT..........................................       6
VOTING RIGHTS..................................................................       8
ERISA..........................................................................       9
TAXES..........................................................................       9
WITHDRAWALS....................................................................      14
FINANCIAL STATEMENTS OF THE SEPARATE ACCOUNT...................................       1
FINANCIAL STATEMENTS OF METLIFE................................................     F-1





                                    A-PPA-81

                      THIS PAGE INTENTIONALLY LEFT  BLANK.

                           REQUEST FOR A STATEMENT OF
                    ADDITIONAL INFORMATION/CHANGE OF ADDRESS

If you would like any of the following Statements of Additional Information, or have changed your address, please check the appropriate box below and return to the address below.

    [ ] Metropolitan Life Separate Account E

    [ ] Metropolitan Series Fund, Inc.

    [ ] Met Investors Series Trust

    [ ] American Funds Insurance Series(R)

    [ ] I have changed my address. My current address is:




------------------------------------------        Name -------------------------------------
              (Contract Number)

                                                  Address ----------------------------------


------------------------------------------
                 (Signature)                      ------------------------------------------
                                                                                         zip



Metropolitan Life Insurance Company

P.O. Box 10342

Des Moines, IA 50306-0342


                                    A-PPA-83

    PREFERENCE PLUS(R) ACCOUNT VARIABLE DEFERRED AND INCOME ANNUITY CONTRACTS

                  ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY

This Prospectus describes individual and group Preference Plus Account Contracts for deferred variable annuities ("Deferred Annuities") and Preference Plus immediate variable income annuities ("Income Annuities").

You decide how to allocate your money among the various available investment choices. The investment choices available to you are listed in the Contract for your Deferred Annuity or Income Annuity. Your choices may include the Fixed Interest Account/Fixed Income Option (not described in this Prospectus) and investment divisions available through Metropolitan Life Separate Account E which, in turn, invest in the following corresponding Portfolios of the Metropolitan Series Fund, Inc. ("Metropolitan Fund"), Portfolios of the Met Investors Series Trust ("Met Investors Fund"), Portfolios of the Calvert Variable Series, Inc. ("Calvert Fund") and funds of the American Funds Insurance Series(R) ("American Funds(R)"). For convenience, the portfolios and the funds are referred to as Portfolios in this Prospectus.

AMERICAN FUNDS((R))                              METROPOLITAN FUND
  American Funds Bond                              Artio International Stock
  American Funds Global Small Capitalization       Barclays Capital Aggregate Bond Index
  American Funds Growth                            BlackRock Aggressive Growth
  American Funds Growth-Income                     BlackRock Bond Income
CALVERT FUND                                       BlackRock Diversified
  Calvert VP SRI Balanced                          BlackRock Large Cap Value
MET INVESTORS FUND                                 BlackRock Legacy Large Cap Growth
  American Funds Balanced Allocation               Davis Venture Value
  American Funds Growth Allocation                 FI Value Leaders
  American Funds Moderate Allocation               Jennison Growth
  BlackRock Large Cap Core                         Loomis Sayles Small Cap Core
  Clarion Global Real Estate                       Loomis Sayles Small Cap Growth
  Harris Oakmark International                     Met/Artisan Mid Cap Value
  Invesco Small Cap Growth                         MetLife Aggressive Allocation
  Janus Forty                                      MetLife Conservative Allocation
  Lazard Mid Cap                                   MetLife Conservative to Moderate Allocation
  Legg Mason ClearBridge Aggressive Growth         MetLife Mid Cap Stock Index
  Legg Mason Value Equity                          MetLife Moderate Allocation
  Lord Abbett Bond Debenture                       MetLife Moderate to Aggressive Allocation
  Met/Franklin Income                              MetLife Stock Index
  Met/Franklin Mutual Shares                       MFS(R) Total Return
  Met/Franklin Templeton Founding Strategy         MFS(R) Value
  Met/Templeton Growth                             Morgan Stanley EAFE(R) Index
  MFS(R) Research International                    Neuberger Berman Genesis
  Morgan Stanley Mid Cap Growth                    Neuberger Berman Mid Cap Value
  Oppenheimer Capital Appreciation                 Oppenheimer Global Equity
  PIMCO Inflation Protected Bond                   Russell 2000(R) Index
  PIMCO Total Return                               T. Rowe Price Large Cap Growth
  RCM Technology                                   T. Rowe Price Small Cap Growth
  SSgA Growth and Income ETF                       Western Asset Management Strategic Bond
  SSgA Growth ETF                                     Opportunities
  T. Rowe Price Mid Cap Growth                     Western Asset Management U.S. Government


Certain Portfolios have been subject to a name change. Please see Appendix A-1 "Additional Information Regarding the Portfolios".

DEFERRED ANNUITIES AVAILABLE:
  - TSA
  - 403(a)
  - PEDC
  - Keogh


INCOME ANNUITIES AVAILABLE:
  - TSA
  - 403(a)
  - PEDC
  - Keogh


A WORD ABOUT INVESTMENT RISK:
An investment in any of these variable annuities involves investment risk. You could lose money you invest. Money invested is NOT:
  - a bank deposit or obligation;
  - federally insured or guaranteed; or
  - endorsed by any bank or other financial institution.

HOW TO LEARN MORE:
Before investing, read this Prospectus. The Prospectus contains information about the Deferred Annuities, Income Annuities and Metropolitan Life Separate Account E which you should know before investing. Keep this Prospectus for future reference. For more information, request a copy of the Statement of Additional Information ("SAI"), dated May 1, 2010. The SAI is considered part of this Prospectus as though it were included in the Prospectus. The Table of Contents of the SAI appears on page B-PPA-83 of this Prospectus. To view or download the SAI, go to our website www.MetLife.com. To request a free copy of the SAI or to ask questions, write or call:

Metropolitan Life Insurance Company
P.O. Box 10342
Des Moines, IA 50306-0342
Phone: (800) 638-7732

The Securities and Exchange Commission has a website (http://www.sec.gov), which you may visit to view this Prospectus, SAI and other information. The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation otherwise is a criminal offense.

                          PROSPECTUS DATED MAY 1, 2010

                                TABLE OF CONTENTS


                                                                            PAGE
                                                                            ----
IMPORTANT TERMS YOU SHOULD KNOW.........................................  B-PPA-3
TABLE OF EXPENSES.......................................................  B-PPA-5
ACCUMULATION UNIT VALUES TABLE..........................................  B-PPA-12
METLIFE.................................................................  B-PPA-13
METROPOLITAN LIFE SEPARATE ACCOUNT E....................................  B-PPA-13
VARIABLE ANNUITIES......................................................  B-PPA-13
A Deferred Annuity......................................................  B-PPA-14
An Income Annuity.......................................................  B-PPA-14
YOUR INVESTMENT CHOICES.................................................  B-PPA-14
Certain Payments We Receive with Regard to the Portfolios...............  B-PPA-21
DEFERRED ANNUITIES......................................................  B-PPA-22
The Deferred Annuity and Your Retirement Plan...........................  B-PPA-22
Automated Investment Strategies.........................................  B-PPA-22
Purchase Payments.......................................................  B-PPA-23
  Purchase Payments -- Section 403(b) Plans.............................  B-PPA-23
  Allocation of Purchase Payments.......................................  B-PPA-24
  Limits on Purchase Payments...........................................  B-PPA-24
The Value of Your Investment............................................  B-PPA-24
Transfers...............................................................  B-PPA-25
Access To Your Money....................................................  B-PPA-27
  Account Reduction Loans...............................................  B-PPA-28
  Systematic Withdrawal Program.........................................  B-PPA-28
  Minimum Distribution..................................................  B-PPA-29
Contract Fee ...........................................................  B-PPA-29
  Account Reduction Loan Fees...........................................  B-PPA-30
Charges.................................................................  B-PPA-30
  Insurance-Related or Separate Account Charge..........................  B-PPA-30
  Investment-Related Charge.............................................  B-PPA-30
Premium and Other Taxes.................................................  B-PPA-30
Early Withdrawal Charges................................................  B-PPA-31
  When No Early Withdrawal Charge Applies...............................  B-PPA-32
  When A Different Early Withdrawal Charge May Apply....................  B-PPA-34
Free Look...............................................................  B-PPA-35
Death Benefit...........................................................  B-PPA-35
Pay-out Options (or Income Options).....................................  B-PPA-36
INCOME ANNUITIES........................................................  B-PPA-36
Income Payment Types....................................................  B-PPA-37
Minimum Size of Your Income Payment.....................................  B-PPA-38
Allocation..............................................................  B-PPA-38
The Value of Your Income Payments.......................................  B-PPA-39
Reallocations...........................................................  B-PPA-40
Contract Fee............................................................  B-PPA-43
Charges.................................................................  B-PPA-43
  Insurance-Related Charge or Separate Account Charge...................  B-PPA-43
  Investment-Related Charge.............................................  B-PPA-43
Premium and Other Taxes.................................................  B-PPA-44
Free Look...............................................................  B-PPA-44
GENERAL INFORMATION.....................................................  B-PPA-44
Administration..........................................................  B-PPA-44
  Purchase Payments.....................................................  B-PPA-44
  Confirming Transactions...............................................  B-PPA-45
  Processing Transactions...............................................  B-PPA-45
  By Telephone or Internet..............................................  B-PPA-45
  After Your Death......................................................  B-PPA-46
  Misstatement..........................................................  B-PPA-46
  Third Party Requests..................................................  B-PPA-46
  Valuation -- Suspension of Payments...................................  B-PPA-46
Advertising Performance.................................................  B-PPA-47
Changes to Your Deferred Annuity or Income Annuity......................  B-PPA-48
Voting Rights...........................................................  B-PPA-49
Who Sells the Deferred Annuities and Income Annuities...................  B-PPA-49
Financial Statements....................................................  B-PPA-52
Your Spouse's Rights....................................................  B-PPA-52
When We Can Cancel Your Deferred Annuity or Income Annuity..............  B-PPA-52
INCOME TAXES............................................................  B-PPA-52
LEGAL PROCEEDINGS.......................................................  B-PPA-60
APPENDIX A: PREMIUM TAX TABLE...........................................  B-PPA-61
APPENDIX A-1: ADDITIONAL INFORMATION REGARDING THE PORTFOLIOS...........  B-PPA-63
APPENDIX B: ACCUMULATION UNIT VALUES FOR EACH INVESTMENT DIVISION.......  B-PPA-65
APPENDIX C: PORTFOLIO LEGAL AND MARKETING NAMES.........................  B-PPA-79
APPENDIX D: TEXAS OPTIONAL RETIREMENT PROGRAM...........................  B-PPA-81
APPENDIX E: TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL
  INFORMATION...........................................................  B-PPA-83




The Deferred Annuities or Income Annuities are not intended to be offered anywhere that they may not be lawfully offered and sold. MetLife has not authorized any information or representations about the Deferred Annuities or Income Annuities other than the information in this Prospectus, supplements to the Prospectus or any supplemental sales material we authorize.


                                     B-PPA-2

                         IMPORTANT TERMS YOU SHOULD KNOW

ACCOUNT BALANCE -- When you purchase a Deferred Annuity, an account is set up for you. Your Account Balance is the total amount of money credited to you under your Deferred Annuity including money in the investment divisions of the Separate Account and the Fixed Interest Account, less any account reduction loans.

ACCUMULATION UNIT VALUE -- With a Deferred Annuity, money paid-in or transferred into an investment division of the Separate Account is credited to you in the form of accumulation units. Accumulation units are established for each investment division. We determine the value of these accumulation units at the close of the Exchange (see definition below) each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.

ANNUITY UNIT VALUE -- With an Income Annuity or variable pay-out option, the money paid-in or reallocated into an investment division of the Separate Account is held in the form of annuity units. Annuity units are established for each investment division. We determine the value of these annuity units at the close of the Exchange each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.

ASSUMED INVESTMENT RETURN (AIR) -- Under an Income Annuity or variable pay-out option, the AIR is the assumed percentage rate of return used to determine the amount of the first variable income payment. The AIR is also the benchmark that is used to calculate the investment performance of a given investment division to determine all subsequent payments to you.

CONTRACT -- A Contract is the legal agreement between you and MetLife or between MetLife and the employer, plan trustee or other entity, or the certificate issued to you under a group annuity contract. This document contains relevant provisions of your Deferred Annuity or Income Annuity. MetLife issues Contracts for each of the annuities described in this Prospectus.

CONTRACT YEAR -- Generally, the Contract Year for a Deferred Annuity is the period ending on the last day of the month in which the anniversary of when we issued the annuity occurs and each following 12 month period. However, depending on underwriting and plan requirements, the first Contract Year may range from the initial three to fifteen months after the Deferred Annuity is issued.

EARLY WITHDRAWAL CHARGE -- The early withdrawal charge is an amount we deduct from your Account Balance if you withdraw money prematurely from a Deferred Annuity. This charge is often referred to as a deferred sales load or back-end sales load.

EXCHANGE -- In this Prospectus, the New York Stock Exchange is referred to as the "Exchange."

GOOD ORDER -- A request or transaction generally is considered in "Good Order" if it complies with our administrative procedures and the required information is complete and accurate. A request or transaction may be rejected or delayed if not in Good Order. If you have any questions, you should contact us or your MetLife Designated Office before submitting the form or request.

INVESTMENT DIVISION -- Investment divisions are subdivisions of the Separate Account. When you allocate a purchase payment, transfer money or make reallocations of your income payment to an investment division, the investment division purchases shares of a Portfolio (with the same name) within the Metropolitan Fund, Met Investors Fund, Calvert Fund or American Funds(R).

METLIFE -- MetLife is Metropolitan Life Insurance Company, which is the company that issues the Deferred Annuities and Income Annuities. Throughout this Prospectus, MetLife is also referred to as "we," "us" or "our."

METLIFE DESIGNATED OFFICE -- The MetLife Designated Office is the MetLife office that will generally handle the administration of all your requests concerning your Deferred Annuity or Income Annuity. Your quarterly statement, payment statement and/or check stub will indicate the address of your MetLife Designated Office. The telephone number to call to initiate a request is 1-800-638-7732.


                                     B-PPA-3

SEPARATE ACCOUNT -- A separate account is an investment account. All assets contributed to investment divisions under the Deferred Annuities and Income Annuities are pooled in the Separate Account and maintained for the benefit of investors in Deferred Annuities and Income Annuities.

VARIABLE ANNUITY -- An annuity in which returns/income payments are based upon the performance of investments such as stocks and bonds held by one or more underlying Portfolios. You assume the investment risk for any amounts allocated to the investment divisions in a variable annuity.

YOU -- In this Prospectus, depending on the context, "you" may mean either the purchaser of the Deferred Annuity or Income Annuity, the annuitant under an Income Annuity or the participant or annuitant for whom money is invested under certain group arrangements. In cases where we are referring to giving instructions or making payments to us for PEDC Contracts, "you" means the employer and, for Keogh Contracts, "you" means the plan trustee. Under PEDC or Keogh plans where the participant or annuitant is allowed to choose among investment choices, "you" means the participant or annuitant who is giving us instructions about the investment choices.


                                     B-PPA-4

                                TABLE OF EXPENSES

--------------------------------------------------------------------------------

             PREFERENCE PLUS DEFERRED ANNUITIES AND INCOME ANNUITIES

The following tables describe the fees and expenses you will pay when you buy, hold or withdraw amounts from your Deferred Annuity or Income Annuity. The first table describes charges you will pay at the time you purchase the Deferred Annuity or Income Annuity, make withdrawals from your Deferred Annuity or make transfers/reallocations between the investment divisions of your Deferred Annuity or Income Annuity. The tables do not show premium and other taxes which may apply. There are no fees for the Fixed Income Option.

CONTRACT OWNER TRANSACTION EXPENSES

SALES LOAD IMPOSED ON PURCHASE PAYMENTS.............................   None
EARLY WITHDRAWAL CHARGE.............................................   Up to 7%
(as a percentage of each purchase payment funding the withdrawal during the pay-in phase)(1)
EXCHANGE FEE FOR DEFERRED ANNUITIES.................................   None
SURRENDER FEE FOR DEFERRED ANNUITIES................................   None
ACCOUNT REDUCTION LOAN INITIATION FEE...............................   $75(2)
ANNUAL ACCOUNT REDUCTION LOAN MAINTENANCE FEE (PER LOAN
  OUTSTANDING)......................................................   $50(2)
INCOME ANNUITY CONTRACT FEE(2)......................................   $350
TRANSFER FEE........................................................   None


---------
1 An early withdrawal charge of up to 7% may apply if you withdraw purchase payments within 7 years of when they were credited to your Deferred Annuity. The charge on purchase payments is calculated according to the following schedule:

DURING PURCHASE PAYMENT YEAR    PERCENTAGE
----------------------------    ----------
              1                     7%
              2                     6%
              3                     5%
              4                     4%
              5                     3%
              6                     2%
              7                     1%
         THEREAFTER                 0%


There are times when the early withdrawal charge does not apply to amounts that are withdrawn from a Deferred Annuity. For example, each Contract Year you may take the greater of 10% (20% under certain Deferred Annuities) of your Account Balance or your purchase payments made over 7 years ago free of early withdrawal charges.

2. Either or both fees may be waived for certain groups. The loan maintenance fee is paid on a quarterly basis at the end of each quarter on a pro-rata basis from the investment divisions and the Fixed Interest Account in which you then have a balance.

There is a one-time contract fee of $350 for Income Annuities. We are currently waiving this charge.


                                     B-PPA-5

The second table describes the fees and expenses that you will bear periodically during the time you hold the Deferred Annuity or Income Annuity, but does not include fees and expenses for the Portfolios.

ANNUAL CONTRACT FEE FOR DEFERRED ANNUITIES(3).......................   None
SEPARATE ACCOUNT CHARGE(4)
(as a percentage of your average account value)
General Administrative Expenses Charge..............................   .50%
Mortality and Expense Risk Charge...................................   .75%
TOTAL SEPARATE ACCOUNT ANNUAL CHARGE(4)
Current and Maximum Guaranteed Charge:..............................   1.25%


3 A $20 annual contract fee is imposed on money in the Fixed Interest Account. This fee may be waived under certain circumstances.
4 Pursuant to the terms of the Contract, our total Separate Account charge will not exceed 1.25% of your average balance in the investment divisions. For purposes of presentation here, we estimated the allocation between general administrative expenses and the mortality and expense risk charge for Deferred Annuities or the amount of underlying Portfolio shares we have designated in the investment divisions to generate your income payments for Income Annuities.

We are waiving 0.08% of the Separate Account Charge for the investment division investing in the BlackRock Large-Cap Core Portfolio of the Met Investors Fund.

The third table shows the minimum and maximum total operating expenses charged by the Portfolios, as well as the operating expenses for each Portfolio, that you may bear periodically while you hold the Contract. Certain Portfolios may impose a redemption fee in the future. All of the Portfolios listed below are Class A except for the BlackRock Large Cap Value, BlackRock Legacy Large Cap Growth, Clarion Global Real Estate, FI Value Leaders, Harris Oakmark International, Janus Forty, Lazard Mid Cap, Invesco Small Cap Growth, MFS(R) Total Return, Oppenheimer Capital Appreciation, PIMCO Inflation Protected Bond, SSgA Growth ETF, SSgA Growth and Income ETF Portfolios, which are Class E Portfolios, Met/Franklin Income, Met/Franklin Mutual Shares, Met/Franklin Templeton Founding Strategy and Met/Templeton Growth, which are Class B Portfolios, American Funds Balanced Allocation, American Funds Growth Allocation and American Funds Moderate Allocation, which are Class C Portfolios, and the Portfolios of the American Funds(R), which are Class 2 Portfolios. More details concerning the Metropolitan Fund, the Met Investors Fund, the Calvert Fund and the American Funds(R) fees and expenses are contained in their respective prospectuses. Current prospectuses for the Portfolios can be obtained by calling 800 638-7732.

                                                                         MINIMUM    MAXIMUM
                                                                         -------    -------
TOTAL ANNUAL AMERICAN FUNDS((R)), CALVERT FUND, MET INVESTORS FUND
  AND METROPOLITAN FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets, including management        0.28%      1.48%
  fees, distribution and/or service (12b-1) fees, and other
  expenses)..........................................................


PORTFOLIO FEES AND EXPENSES FOR FISCAL YEAR ENDING DECEMBER 31, 2009 (as a percentage of average daily net assets)

                                               DISTRIBUTION                                  TOTAL    CONTRACTUAL FEE   NET TOTAL
                                                  AND/OR                                     ANNUAL        WAIVER        ANNUAL
                                   MANAGEMENT     SERVICE      OTHER   ACQUIRED FUND FEES  OPERATING   AND/OR EXPENSE   OPERATING
                                       FEE     (12B-1) FEES  EXPENSES     AND EXPENSES*     EXPENSES   REIMBURSEMENT   EXPENSES**
                                   ----------  ------------  --------  ------------------  ---------  ---------------  ----------
AMERICAN FUNDS(R) -- CLASS 2
  American Funds Bond Fund.......     0.38%        0.25%       0.01%            --            0.64%           --          0.64%
  American Funds Global Small
     Capitalization Fund.........     0.72%        0.25%       0.04%            --            1.01%           --          1.01%
  American Funds Growth Fund.....     0.33%        0.25%       0.02%            --            0.60%           --          0.60%
  American Funds Growth-Income
     Fund........................     0.28%        0.25%       0.01%            --            0.54%           --          0.54%


                                     B-PPA-6

                                               DISTRIBUTION                                  TOTAL    CONTRACTUAL FEE   NET TOTAL
                                                  AND/OR                                     ANNUAL        WAIVER        ANNUAL
                                   MANAGEMENT     SERVICE      OTHER   ACQUIRED FUND FEES  OPERATING   AND/OR EXPENSE   OPERATING
                                       FEE     (12B-1) FEES  EXPENSES     AND EXPENSES*     EXPENSES   REIMBURSEMENT   EXPENSES**
                                   ----------  ------------  --------  ------------------  ---------  ---------------  ----------
CALVERT FUND
  Calvert VP SRI Balanced
     Portfolio...................     0.70%          --        0.21%            --            0.91%           --          0.91%
MET INVESTORS FUND
  American Funds Balanced
     Allocation
     Portfolio -- Class C........     0.08%        0.55%       0.02%          0.39%           1.04%           --          1.04%(1)
  American Funds Growth
     Allocation
     Portfolio -- Class C........     0.08%        0.55%       0.02%          0.38%           1.03%           --          1.03%(1)
  American Funds Moderate
     Allocation
     Portfolio -- Class C........     0.09%        0.55%       0.03%          0.39%           1.06%         0.02%         1.04%(2)
  BlackRock Large Cap Core
     Portfolio -- Class A........     0.59%          --        0.06%            --            0.65%           --          0.65%
  Clarion Global Real Estate
     Portfolio -- Class E........     0.64%        0.15%       0.09%            --            0.88%           --          0.88%
  Harris Oakmark International
     Portfolio -- Class E........     0.79%        0.15%       0.05%            --            0.99%           --          0.99%
  Invesco Small Cap Growth
     Portfolio -- Class E........     0.86%        0.15%       0.04%            --            1.05%           --          1.05%
  Janus Forty Portfolio -- Class
     E...........................     0.64%        0.15%       0.04%            --            0.83%           --          0.83%
  Lazard Mid Cap
     Portfolio -- Class E........     0.70%        0.15%       0.04%            --            0.89%           --          0.89%
  Legg Mason ClearBridge
     Aggressive Growth
     Portfolio -- Class A........     0.64%          --        0.03%            --            0.67%           --          0.67%
  Legg Mason Value Equity
     Portfolio -- Class A........     0.64%          --        0.07%            --            0.71%           --          0.71%
  Lord Abbett Bond Debenture
     Portfolio -- Class A........     0.51%          --        0.04%            --            0.55%           --          0.55%
  Met/Franklin Income
     Portfolio -- Class B........     0.79%        0.25%       0.14%            --            1.18%           --          1.18%
  Met/Franklin Mutual Shares
     Portfolio -- Class B........     0.80%        0.25%       0.10%            --            1.15%           --          1.15%
  Met/Franklin Templeton Founding
     Strategy Portfolio -- Class
     B...........................     0.05%        0.25%       0.03%          0.84%           1.17%         0.03%         1.14%(3)
  Met/Templeton Growth
     Portfolio -- Class B........     0.69%        0.25%       0.18%            --            1.12%         0.07%         1.05%(4)
  MFS(R) Research International
     Portfolio -- Class A........     0.71%          --        0.10%            --            0.81%           --          0.81%
  Morgan Stanley Mid Cap Growth
     Portfolio -- Class A........     0.70%          --        0.20%            --            0.90%           --          0.90%
  Oppenheimer Capital
     Appreciation
     Portfolio -- Class E........     0.60%        0.15%       0.07%            --            0.82%           --          0.82%
  PIMCO Inflation Protected Bond
     Portfolio -- Class E........     0.48%        0.15%       0.05%            --            0.68%           --          0.68%
  PIMCO Total Return
     Portfolio -- Class A........     0.48%          --        0.04%            --            0.52%           --          0.52%
  RCM Technology
     Portfolio -- Class A........     0.88%          --        0.08%            --            0.96%           --          0.96%
  SSgA Growth and Income ETF
     Portfolio -- Class E........     0.33%        0.15%       0.07%          0.21%           0.76%         0.03%         0.73%(5)
  SSgA Growth ETF
     Portfolio -- Class E........     0.33%        0.15%       0.10%          0.22%           0.80%         0.03%         0.77%(6)
  T. Rowe Price Mid Cap Growth
     Portfolio -- Class A........     0.75%          --        0.04%            --            0.79%           --          0.79%
METROPOLITAN FUND
  Artio International Stock
     Portfolio -- Class A........     0.83%          --        0.13%          0.03%           0.99%         0.03%         0.96%(7)
  Barclays Capital Aggregate Bond
     Index Portfolio -- Class A..     0.25%          --        0.05%            --            0.30%         0.01%         0.29%(8)
  BlackRock Aggressive Growth
     Portfolio -- Class A........     0.73%          --        0.06%            --            0.79%           --          0.79%
  BlackRock Bond Income
     Portfolio -- Class A........     0.38%          --        0.05%            --            0.43%         0.03%         0.40%(9)
  BlackRock Diversified
     Portfolio -- Class A........     0.46%          --        0.06%            --            0.52%           --          0.52%


                                     B-PPA-7

                                               DISTRIBUTION                                  TOTAL    CONTRACTUAL FEE   NET TOTAL
                                                  AND/OR                                     ANNUAL        WAIVER        ANNUAL
                                   MANAGEMENT     SERVICE      OTHER   ACQUIRED FUND FEES  OPERATING   AND/OR EXPENSE   OPERATING
                                       FEE     (12B-1) FEES  EXPENSES     AND EXPENSES*     EXPENSES   REIMBURSEMENT   EXPENSES**
                                   ----------  ------------  --------  ------------------  ---------  ---------------  ----------
  BlackRock Large Cap Value
     Portfolio -- Class E........     0.64%        0.15%       0.03%            --            0.82%           --          0.82%
  BlackRock Legacy Large Cap
     Growth Portfolio -- Class
     E...........................     0.73%        0.15%       0.10%            --            0.98%         0.01%         0.97%(10)
  Davis Venture Value
     Portfolio -- Class A........     0.71%          --        0.03%            --            0.74%         0.05%         0.69%(11)
  FI Value Leaders
     Portfolio -- Class E........     0.67%        0.15%       0.10%            --            0.92%           --          0.92%
  Jennison Growth
     Portfolio -- Class A........     0.62%          --        0.04%            --            0.66%         0.04%         0.62%(12)
  Loomis Sayles Small Cap Core
     Portfolio -- Class A........     0.90%          --        0.09%            --            0.99%         0.05%         0.94%(13)
  Loomis Sayles Small Cap Growth
     Portfolio -- Class A........     0.90%          --        0.45%            --            1.35%         0.05%         1.30%(14)
  Met/Artisan Mid Cap Value
     Portfolio -- Class A........     0.82%          --        0.05%            --            0.87%           --          0.87%(15)
  MetLife Aggressive Allocation
     Portfolio -- Class A........     0.10%          --        0.04%          0.74%           0.88%         0.04%         0.84%(16)
  MetLife Conservative Allocation
     Portfolio -- Class A........     0.10%          --        0.02%          0.58%           0.70%         0.02%         0.68%(16)
  MetLife Conservative to
     Moderate Allocation
     Portfolio -- Class A........     0.09%          --        0.01%          0.63%           0.73%           --          0.73%(17)
  MetLife Mid Cap Stock Index
     Portfolio -- Class A........     0.25%          --        0.10%          0.01%           0.36%         0.01%         0.35%(8)
  MetLife Moderate Allocation
     Portfolio -- Class A........     0.07%          --          --           0.67%           0.74%           --          0.74%(17)
  MetLife Moderate to Aggressive
     Allocation
     Portfolio -- Class A........     0.07%          --          --           0.71%           0.78%           --          0.78%(17)
  MetLife Stock Index
     Portfolio -- Class A........     0.25%          --        0.03%            --            0.28%         0.01%         0.27%(8)
  MFS(R) Total Return
     Portfolio -- Class E........     0.54%        0.15%       0.06%            --            0.75%           --          0.75%
  MFS(R) Value Portfolio -- Class
     A...........................     0.71%          --        0.03%            --            0.74%         0.08%         0.66%(18)
  Morgan Stanley EAFE(R) Index
     Portfolio -- Class A........     0.30%          --        0.14%          0.01%           0.45%         0.01%         0.44%(19)
  Neuberger Berman Genesis
     Portfolio -- Class A........     0.85%          --        0.09%            --            0.94%         0.03%         0.91%(20)
  Neuberger Berman Mid Cap Value
     Portfolio -- Class A........     0.65%          --        0.07%            --            0.72%           --          0.72%
  Oppenheimer Global Equity
     Portfolio -- Class A........     0.53%          --        0.11%            --            0.64%           --          0.64%
  Russell 2000(R) Index
     Portfolio -- Class A........     0.25%          --        0.10%            --            0.35%         0.01%         0.34%(8)
  T. Rowe Price Large Cap Growth
     Portfolio -- Class A........     0.60%          --        0.07%            --            0.67%           --          0.67%
  T. Rowe Price Small Cap Growth
     Portfolio -- Class A........     0.51%          --        0.11%            --            0.62%           --          0.62%
  Western Asset Management
     Strategic Bond Opportunities
     Portfolio -- Class A........     0.62%          --        0.07%            --            0.69%         0.04%         0.65%(21)
  Western Asset Management U.S.
     Government
     Portfolio -- Class A........     0.48%          --        0.04%            --            0.52%         0.01%         0.51%(22)



---------
* Acquired Fund Fees and Expenses are fees and expenses incurred indirectly by a portfolio as a result of investing in shares of one or more underlying portfolios.
** Net Total Annual Operating Expenses do not reflect: (1) voluntary waivers of fees or expenses; (2) contractual waivers that are in effect for less than one year from the date of this Prospectus; or (3) expense reductions resulting from custodial fee credits or directed brokerage arrangements.


(1) The Portfolio is a "fund of funds" that invests substantially all of its assets in portfolios of the American Funds Insurance Series. Because the Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee. Pursuant to an amended advisory agreement, management fees have been restated to reflect current fees as if they were in effect during the entire fiscal year ended December 31, 2009.
(2) The Portfolio is a "fund of funds" that invests substantially all of its assets in portfolios of the American Funds Insurance Series. Because the Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying

                                     B-PPA-8
      portfolios in which it invests, including the management fee. Pursuant to an amended advisory agreement, management fees have been restated to reflect current fees as if they were in effect during the entire fiscal year ended December 31, 2009. MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 to April 30, 2011, to limit its fee and to reimburse expenses to the extent necessary to limit total annual operating expenses (excluding acquired fund fees and expenses and 12b-1 fees) to 0.10%.
(3) The Portfolio is a "fund of funds" that invests equally in three other portfolios of the Met Investors Series Trust: the Met/Franklin Income Portfolio, the Met/Franklin Mutual Shares Portfolio and the Met/Templeton Growth Portfolio. Because the Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee. MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 to April 30, 2011, to limit its fee and to reimburse expenses to the extent necessary to limit total annual operating expenses (excluding acquired fund fees and expenses and 12b-1 fees) to 0.05%.
(4) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 to April 30, 2011, to limit its fee and to reimburse expenses to the extent necessary to limit total annual operating expenses (excluding 12b-1 fees) to 0.80%.
(5) The Portfolio primarily invests its assets in other investment companies known as exchange-traded funds ("underlying ETFs"). As an investor in an underlying ETF or other investment company, the Portfolio will bear its pro rata portion of the operating expenses of the underlying ETF or other investment company, including the management fee. MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 to April 30, 2011, to limit its fee and to reimburse expenses to the extent necessary to limit total annual operating expenses (excluding acquired fund fees and expenses and 12b-1 fees) to 0.37%.
(6) The Portfolio primarily invests its assets in other investment companies known as exchange-traded funds ("underlying ETFs"). As an investor in an underlying ETF or other investment company, the Portfolio will bear its pro rata portion of the operating expenses of the underlying ETF or other investment company, including the management fee. MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 to April 30, 2011, to limit its fee and to reimburse expenses to the extent necessary to limit total annual operating expenses (excluding acquired fund fees and expenses and 12b-1 fees) to 0.40%.
(7) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.81% for the first $500 million of the Portfolio's average daily net assets and 0.78% for the next $500 million.
(8) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to 0.243%.
(9) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.37% for the first $1 billion of the Portfolio's average daily net assets, 0.325% for amounts over $1 billion but less than $3.4 billion and 0.25% on amounts over $3.4 billion.
(10) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.705% for amounts over $300 million but less than $1 billion.
(11) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.75% for the first $50 million of the Portfolio's average daily net assets and 0.70% for the next $450 million and 0.65% for the next $4 billion and 0.625% for amounts over $4.5 billion.
(12) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.70% for the first $200 million of the Portfolio's average daily net assets and 0.65% for the next $100 million and 0.60% for the next $200 million and 0.55% for the next $1.3 billion and 0.52% for the next $200 million and 0.47% for amounts over $2 billion.
(13) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.85% for the first $500 million of the Portfolio's average daily net assets and 0.80% for amounts over $500 million.
(14) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.85% for the first $100 million of the Portfolio's average daily net assets and 0.80% for amounts over $100 million.

(15) Pursuant to an amended advisory agreement, management fees have been restated to reflect current fees as if they were in effect during the entire fiscal year ended December 31, 2009.

(16) The Portfolio is a "fund of funds" that invests substantially all of its assets in other portfolios of the Met Investors Series Trust and the Metropolitan Series Fund, Inc. Because the Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee. MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to waive fees or pay all expenses so as to limit total annual operating expenses of the Portfolio (other than acquired fund fees and expenses, brokerage costs, taxes, interest and any extraordinary expenses) to 0.10% of the average daily net assets of the Class A shares, 0.35% of the average daily net assets of the Class B shares and 0.25% of the average daily net assets of the Class E shares.
(17) The Portfolio is a "fund of funds" that invests substantially all of its assets in other portfolios of the Met Investors Series Trust and the Metropolitan Series Fund, Inc. Because the Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee.
(18) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.65% for the first $1.25 billion of the Portfolio's average daily net assets and 0.60% for the next $250 million and 0.50% for amounts over $1.5 billion.
(19) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to 0.293%.
(20) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.825% for the first $500 million of the Portfolio's average daily net assets.


                                     B-PPA-9

(21) MetLife Advisers, LLC, has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.595% for the first $500 million of the Portfolio's average daily net assets.
(22) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.50% for amounts over $200 million but less than $500 million.

EXAMPLES

The examples are intended to help you compare the cost of investing in the Deferred Annuities and Income Annuities with the cost of investing in other variable annuity contracts. These costs include the contract owner transaction expenses (described in the first table), the Separate Account and other costs you bear while you hold the Deferred Annuity or Income Annuity (described in the second table) and the Portfolios' fees and expenses (described in the third table).

EXAMPLE 1.

This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for a Deferred Annuity for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:

     - there was no allocation to the Fixed Interest Account under your Deferred Annuity (no Contract Fee was charged);

     -    reimbursement and/or waiver of expenses was not in effect;

     - you bear the minimum or maximum fees and expenses of any of the Portfolios;

     -    the underlying Portfolio earns a 5% annual return; and

     - you fully surrender your Deferred Annuity with applicable early withdrawal charges deducted.

                                                             1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                             ------    -------    -------    --------
Maximum..................................................     $909      $1,293     $1,677     $2,920
Minimum..................................................     $809      $  983     $1,133     $1,817


EXAMPLE 2.

This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for a Deferred Annuity for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:

     - there was no allocation to the Fixed Interest Account under your Deferred Annuity (no Contract Fee was charged);

     -    reimbursement and/or waiver of expenses was not in effect;

     - you bear the minimum or maximum fees and expenses of any of the Portfolios;

     -    the underlying Portfolio earns a 5% annual return; and

     - you annuitize (elect a pay-out option under your Deferred Annuity under which you receive income payments over your lifetime or for a period of at least 5 full years) after owning your Deferred Annuity for more than two years or do not surrender your Deferred Annuity. (No early withdrawal charges are deducted.)



                                    B-PPA-10

                                                             1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                             ------    -------    -------    --------
Maximum..................................................     $263       $807      $1,377     $2,920
Minimum..................................................     $156       $483      $  833     $1,817


EXAMPLE 3.

This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for a Deferred Annuity for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:

     - there was no allocation to the Fixed Interest Account under your Deferred Annuity (no Contract Fee was charged);

     -    reimbursement and/or waiver of expenses was not in effect;

     - you bear the minimum or maximum fees and expenses of any of the Portfolios;

     -    you bear the Income Annuity Contract Fee:

     -    the underlying Portfolio earns a 5% annual return; and

     - you purchase an Income Annuity or you annuitize (elect a pay-out option under your Deferred Annuity under which you receive income payments over your lifetime or for a period of at least 5 full years) during the first year (No early withdrawal charges are deducted.)

                                                             1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                             ------    -------    -------    --------
Maximum..................................................     $613      $1,157     $1,727     $3,270
Minimum..................................................     $506      $  833     $1,183     $2,167




                                    B-PPA-11

                        ACCUMULATION UNIT VALUES FOR EACH

                               INVESTMENT DIVISION

--------------------------------------------------------------------------------

SEE APPENDIX B.


                                    B-PPA-12

                                     METLIFE

--------------------------------------------------------------------------------

Metropolitan Life Insurance Company and its subsidiaries (collectively, "MLIC" or the "Company") is a leading provider of insurance, employee benefits and financial services with operations throughout the United States. The Company offers life insurance and annuities to individuals, as well as group insurance and retirement & savings products and services to corporations and other institutions. The Company was formed under the laws of New York in 1868. The Company's home office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of MetLife, Inc. Through its subsidiaries and affiliates, MetLife, Inc. offers life insurance, annuities, automobile and homeowners insurance, retail banking and other financial services to individuals, as well as group insurance and retirement & savings products and services to corporations and other institutions. MetLife, Inc. has operations throughout the United States and the regions of Latin America, Asia Pacific and Europe, Middle East and India.

                      METROPOLITAN LIFE SEPARATE ACCOUNT E

--------------------------------------------------------------------------------

We established Metropolitan Life Separate Account E on September 27, 1983. The purpose of the Separate Account is to hold the variable assets that underlie the Preference Plus Account Variable Annuity Contracts and some other variable annuity contracts we issue. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940, as amended ("1940 Act").

The Separate Account's assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the Contracts issued from this Separate Account without regard to our other business.

We are obligated to pay all money we owe under the Deferred Annuities and Income Annuities - such as death benefits and income payments - even if that amount exceeds the assets in the Separate Account. Any such amount that exceeds the assets in the Separate Account is paid from our general account. Benefit amounts paid from the general account are subject to the financial strength and claims paying ability of the Company and our long term ability to make such payments. We issue other annuity contracts and life insurance policies where we pay all money we owe under those contracts and policies from our general account. MetLife is regulated as an insurance company under state law, which includes generally limits on the amount and type of investments in its general account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.

                               VARIABLE ANNUITIES

--------------------------------------------------------------------------------

There are two types of variable annuities described in this Prospectus: Deferred Annuities and Income Annuities. These annuities are "variable" because the value of your account or the amount of each income payment varies based on the investment performance of the investment divisions you choose. In short, the value of your Deferred Annuity, your income payments under a variable pay-out option of your Deferred Annuity, or your income payments under your Income Annuity, may go up or down. Since the investment performance is not guaranteed, your money or income payment amount is at risk. The degree of risk will depend on the investment divisions you select. The Accumulation Unit Value or Annuity Unit Value for each investment division rises or falls based on the investment performance (or "experience") of the Portfolio with the same name. MetLife and its affiliates also offer other annuities not described in this Prospectus.

The Deferred Annuities have a fixed interest rate option called the "Fixed Interest Account." The Fixed Interest Account offers an interest rate that is guaranteed by us (the current minimum rate on the Fixed Interest Account is 3% but may be lower based on your state and issue date and, therefore, may be lower for certain Contracts). Income Annuities and the variable pay-out options under the Deferred Annuities have a fixed payment option called the "Fixed Income Option." Under the Fixed Income Option, we guarantee the amount of your fixed income payments. These fixed options are not described in this Prospectus although we occasionally refer to them.


                                    B-PPA-13

The group Deferred Annuities and group Income Annuities described in this Prospectus are offered to employers, associations, trusts or other groups for their employees, members or participants.

A DEFERRED ANNUITY

You accumulate money in your account during the pay-in phase by making one or more purchase payments. MetLife will hold your money and credit investment returns as long as the money remains in your account.

All TSA, 457(b), Keogh and 403(a) arrangements receive tax deferral under the Internal Revenue Code and/or the plan. There are no additional tax benefits from funding these tax qualified arrangements with a Deferred Annuity. Therefore, there should be reasons other than tax deferral, such as the availability of a guaranteed income for life or the death benefit, for acquiring the Deferred Annuity within these arrangements.

Under the Internal Revenue Code ("Code"), spousal continuation and certain distribution options are available only to a person who is defined as a "spouse" under the federal Defense of Marriage Act or other applicable federal law. All Contract provisions will be interpreted and administered in accordance with the requirements of the Code. Therefore, under current federal law, a purchaser who has or is contemplating a civil union or same-sex marriage should note that the favorable tax treatment afforded under federal law would not be available to such same-sex partner or same-sex spouse. Same-sex partners or spouses who own or are considering the purchase of annuity products that provide benefits based upon status as a spouse should consult a tax advisor.

A Deferred Annuity consists of two phases: the accumulation or "pay-in" phase and the income or "pay-out" phase. The pay-out phase begins when you either take all of your money out of the account or you elect "income" payments using the money in your account. The number and the amount of the income payments you receive will depend on such things as the type of pay-out option you choose, your investment choices, and the amount used to provide your income payments. Because Deferred Annuities offer various insurance benefits such as pay-out options, including our guarantee of income for your lifetime, they are "annuities."

Generally, it is not advisable to purchase a Deferred Annuity as a replacement for an existing annuity contract. You should replace an existing contract only when you determine that the Deferred Annuity is better for you. You may have to pay a withdrawal charge on your existing contract, and the Deferred Annuity may impose a new withdrawal charge period. Before you buy a Deferred Annuity ask your registered representative if purchasing a Deferred Annuity would be advantageous, given the Deferred Annuity's features, benefits and charges.

You should talk to your tax advisor to make sure that this purchase will qualify as a tax-free exchange. If you surrender your existing contract for cash and then buy the Deferred Annuity, you may have to pay Federal income taxes, including possible penalty taxes, on the surrender. Also, because we will not issue the Deferred Annuity until we have received the initial purchase payment from your existing insurance company, the issuance of the Deferred Annuity may be delayed.

AN INCOME ANNUITY

An Income Annuity, also known as an immediate annuity, only has a "pay-out" phase. You make a single purchase payment and select the type of income payment suited to your needs. Some of the income payment types guarantee an income stream for your lifetime; others guarantee an income stream for both your lifetime, as well as the lifetime of another person (such as a spouse). Some Income Annuities guarantee a time period of your choice over which MetLife will make income payments. Income Annuities also have other features. The amount of the income payments you receive will depend on such things as the income payment type you choose, your investment choices and the amount of your purchase payment.

                             YOUR INVESTMENT CHOICES

--------------------------------------------------------------------------------

The Metropolitan Fund, Met Investors Fund, Calvert Fund and American Funds(R) and each of their Portfolios are more fully described in their respective prospectuses and SAIs. The SAIs are available upon your request. You should read these prospectuses carefully before making purchase payments to the investment divisions. The Class A shares available to the Deferred Annuities and Income Annuities do not impose any 12b-1 Plan fees. However, 12b-1 Plan fees are imposed on American Funds(R) Portfolios, which are Class 2, and the following
Portfolios: BlackRock Large

                                    B-PPA-14

Cap Value, BlackRock Legacy Large Cap Growth, Clarion Global Real Estate, FI Value Leaders, Harris Oakmark International, Janus Forty, Lazard Mid Cap, Invesco Small Cap Growth, MFS(R) Total Return, Oppenheimer Capital Appreciation, PIMCO Inflation Protected Bond, SSgA Growth ETF, SSgA Growth and Income ETF Portfolios, which are Class E, Met/Franklin Income, Met/Franklin Mutual Shares, Met/Franklin Templeton Founding Strategy and Met/Templeton Growth, which are Class B, and American Funds Balanced Allocation, American Funds Growth Allocation and American Funds Moderate Allocation, which are Class C.

The investment choices are listed in alphabetical order below (based upon the Portfolio's legal names). (See Appendix C Portfolio Legal and Marketing Names.) The investment divisions generally offer the opportunity for greater returns over the long term than our Fixed Interest Account/Fixed Income Option. You should understand that each Portfolio incurs its own risk which will be dependent upon the investment decisions made by the respective Portfolio's investment manager. Furthermore, the name of a Portfolio may not be indicative of all the investments held by the Portfolio. While the investment divisions and their comparably named Portfolios may have names, investment objectives and management which are identical or similar to publicly available mutual funds, these investment divisions and Portfolios are not those mutual funds. The Portfolios most likely will not have the same performance experience as any publicly available mutual fund. The degree of investment risk you assume will depend on the investment divisions you choose. Since your Account Balance or income payments are subject to the risks associated with investing in stocks and bonds, your Account Balance and/or variable income payments based on amounts allocated to the investment divisions may go down as well as up.

Each Portfolio has different investment objectives and risks. The Portfolio prospectuses contain more detailed information on each Portfolio's investment strategy, investment managers and its fees. You may obtain a Portfolio prospectus by calling 1 800-638-7732 or through your registered representative. We do not guarantee the investment results of the Portfolios

METROPOLITAN FUND ASSET ALLOCATION PORTFOLIOS

The MetLife Conservative Allocation Portfolio, the MetLife Conservative to Moderate Allocation Portfolio, the MetLife Moderate Allocation Portfolio, the MetLife Moderate to Aggressive Allocation Portfolio, and the MetLife Aggressive Allocation Portfolio, also known as the "asset allocation Portfolios," are "fund of funds" Portfolios that invest substantially all of their assets in other Portfolios of the Metropolitan Fund or the Met Investors Fund. Therefore, each of these asset allocation Portfolios will bear its pro-rata portion of the fees and expenses incurred by the underlying Portfolios in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the asset allocation Portfolios. The expense levels will vary over time, depending on the mix of underlying Portfolios in which the asset allocation Portfolio invests. Contract owners may be able to realize lower aggregate expenses by investing directly in the underlying Portfolios instead of investing in the asset allocation Portfolios. A contract owner who chooses to invest directly in the underlying Portfolios would not, however, receive the asset allocation services provided by MetLife Advisers.

MET INVESTORS FUND ASSET ALLOCATION PORTFOLIOS

The American Funds Balanced Allocation Portfolio, the American Funds Growth Allocation Portfolio and the American Funds Moderate Allocation Portfolio, also known as "asset allocation Portfolios", are "funds of funds" Portfolios that invest substantially all of their assets in Portfolios of the American Funds Insurance Series(R). Therefore, each of these asset allocation Portfolios will bear its pro-rata share of the fees and expenses incurred by the underlying Portfolio in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the asset allocation Portfolios. The expense levels will vary over time, depending on the mix of underlying Portfolios in which the asset allocation Portfolio invests. Underlying Portfolios consist of American Funds Portfolios that are currently available for investment directly under the Contract and other underlying American Funds Portfolios which are not made available directly under the Contract.

MET/FRANKLIN TEMPLETON FOUNDING STRATEGY PORTFOLIO

The Met/Franklin Templeton Founding Strategy Portfolio is a "funds of funds" Portfolio that invests equally in three other Portfolios of the Met Investors
Fund: the Met/Franklin Income Portfolio, the Met/Franklin Mutual Shares Portfolio and the Met/Templeton Growth Portfolio. Because the Portfolio invests in other underlying Portfolios,

                                    B-PPA-15
the Portfolio will bear its pro rata portion of the operating expenses of the underlying Portfolios in which it invests, including the management fee.

EXCHANGE-TRADED FUNDS PORTFOLIOS

The SSgA Growth ETF Portfolio and the SSgA Growth and Income ETF Portfolio are asset allocation Portfolios and "fund of funds" Portfolios, which invest substantially all of their assets in other investment companies known as exchange-traded funds ("Underlying ETFs"). As an investor in an Underlying ETF or other investment company, each Portfolio also will bear its pro-rata portion of the fees and expenses incurred by the Underlying ETF or other investment company in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of these Portfolios. The expense levels will vary over time depending on the mix of Underlying ETFs in which these Portfolios invest.

The current Portfolios are listed below, along with their investment manager and any sub-investment manager.

                                                                                  INVESTMENT
                                              INVESTMENT                           MANAGER /
            PORTFOLIO                          OBJECTIVE                    SUB-INVESTMENT MANAGER
--------------------------------   --------------------------------    --------------------------------
AMERICAN FUNDS((R))
American Funds Bond Fund           Seeks as high a level of current    Capital Research and Management
                                   income as is consistent with the    Company
                                   preservation of capital.
American Funds Global Small        Seeks long-term growth of           Capital Research and Management
  Capitalization Fund              capital.                            Company
American Funds Growth Fund         Seeks growth of capital.            Capital Research and Management
                                                                       Company
American Funds Growth-Income       Seeks long-term growth of           Capital Research and Management
  Fund                             capital and income.                 Company
CALVERT FUND
Calvert VP SRI Balanced            Seeks to achieve a competitive      Calvert Asset Management
  Portfolio                        total return through an actively    Company, Inc.
                                   managed portfolio of stocks,        Sub-Investment Manager: New
                                   bonds and money market              Amsterdam Partners LLC manages
                                   instruments which offer income      the equity portion. Calvert
                                   and capital growth opportunity      Asset Management Company, Inc.
                                   and which satisfy the investment    manages the fixed income portion
                                   criteria, including financial,      and determines the overall asset
                                   sustainability and social           class mix for the Portfolio.
                                   responsibility factors.
MET INVESTORS FUND
American Funds Balanced            Seeks a balance between a high      MetLife Advisers, LLC
  Allocation Portfolio             level of current income and         Sub-Investment Manager: MetLife
                                   growth of capital, with a           Advisers, LLC
                                   greater emphasis on growth of
                                   capital.
American Funds Growth Allocation   Seeks growth of capital.            MetLife Advisers, LLC
  Portfolio                                                            Sub-Investment Manager: MetLife
                                                                       Advisers, LLC
American Funds Moderate            Seeks a high total return in the    MetLife Advisers, LLC
  Allocation Portfolio             form of income and growth of        Sub-Investment Manager: MetLife
                                   capital, with a greater emphasis    Advisers, LLC
                                   on income.
BlackRock Large Cap Core           Seeks long-term capital growth.     MetLife Advisers, LLC
  Portfolio                                                            Sub-Investment Manager:
                                                                       BlackRock Advisors, LLC


                                    B-PPA-16

                                                                                  INVESTMENT
                                              INVESTMENT                           MANAGER /
            PORTFOLIO                          OBJECTIVE                    SUB-INVESTMENT MANAGER
--------------------------------   --------------------------------    --------------------------------
Clarion Global Real Estate         Seeks total return through          MetLife Advisers, LLC
  Portfolio                        investment in real estate           Sub-Investment Manager: ING
                                   securities, emphasizing both        Clarion Real Estate Securities
                                   capital appreciation and current    LLC
                                   income.
Harris Oakmark International       Seeks long-term capital             MetLife Advisers, LLC
  Portfolio                        appreciation.                       Sub-Investment Manager: Harris
                                                                       Associates L.P.
Invesco Small Cap Growth           Seeks long-term growth of           MetLife Advisers, LLC
  Portfolio                        capital.                            Sub-Investment Manager: Invesco
                                                                       Advisers, Inc.
Janus Forty Portfolio              Seeks capital appreciation.         MetLife Advisers, LLC
                                                                       Sub-Investment Manager: Janus
                                                                       Capital Management LLC
Lazard Mid Cap Portfolio           Seeks long-term growth of           MetLife Advisers, LLC
                                   capital.                            Sub-Investment Manager: Lazard
                                                                       Asset Management LLC
Legg Mason ClearBridge             Seeks capital appreciation.         MetLife Advisers, LLC
  Aggressive Growth Portfolio                                          Sub-Investment Manager:
                                                                       ClearBridge Advisors, LLC
Legg Mason Value Equity            Seeks long-term growth of           MetLife Advisers, LLC
  Portfolio                        capital.                            Sub-Investment Manager: Legg
                                                                       Mason Capital Management. Inc.
Lord Abbett Bond Debenture         Seeks high current income and       MetLife Advisers, LLC
  Portfolio                        the opportunity for capital         Sub-Investment Manager: Lord,
                                   appreciation to produce a high      Abbett & Co. LLC
                                   total return.
Met/Franklin Income Portfolio      Seeks to maximize income while      MetLife Advisers, LLC
                                   maintaining prospects for           Sub-Investment Manager: Franklin
                                   capital appreciation.               Advisers, Inc.
Met/Franklin Mutual Shares         Seeks capital appreciation,         MetLife Advisers, LLC
  Portfolio                        which may occasionally be short-    Sub-Investment Manager: Franklin
                                   term. The Portfolio's secondary     Mutual Advisers, LLC
                                   investment objective is income.
Met/Franklin Templeton Founding    Seeks capital appreciation and      MetLife Advisers, LLC
  Strategy Portfolio               secondarily seeks income.           Sub-Investment Manager: MetLife
                                                                       Advisers, LLC
Met/Templeton Growth Portfolio     Seeks long-term capital growth.     MetLife Advisers, LLC
                                                                       Sub-Investment Manager:
                                                                       Templeton Global Advisors
                                                                       Limited
MFS(R) Research International      Seeks capital appreciation.         MetLife Advisers, LLC
  Portfolio                                                            Sub-Investment Manager:
                                                                       Massachusetts Financial Services
                                                                       Company
Morgan Stanley Mid Cap Growth      Seeks capital appreciation.         MetLife Advisers, LLC
  Portfolio                                                            Sub-Investment Manager: Morgan
                                                                       Stanley Investment Management
                                                                       Inc.
Oppenheimer Capital Appreciation   Seeks capital appreciation.         MetLife Advisers, LLC
  Portfolio                                                            Sub-Investment Manager:
                                                                       OppenheimerFunds, Inc.


                                    B-PPA-17

                                                                                  INVESTMENT
                                              INVESTMENT                           MANAGER /
            PORTFOLIO                          OBJECTIVE                    SUB-INVESTMENT MANAGER
--------------------------------   --------------------------------    --------------------------------
PIMCO Inflation Protected Bond     Seeks maximum real return,          MetLife Advisers, LLC
  Portfolio                        consistent with preservation of     Sub-Investment Manager: Pacific
                                   capital and prudent investment      Investment Management Company
                                   management.                         LLC
PIMCO Total Return Portfolio       Seeks maximum total return,         MetLife Advisers, LLC
                                   consistent with the preservation    Sub-Investment Manager: Pacific
                                   of capital and prudent              Investment Management Company
                                   investment management.              LLC
RCM Technology Portfolio           Seeks capital appreciation; no      MetLife Advisers, LLC
                                   consideration is given to           Sub-Investment Manager: RCM
                                   income.                             Capital Management LLC
SSgA Growth and Income ETF         Seeks growth of capital and         MetLife Advisers, LLC
  Portfolio                        income.                             Sub-Investment Manager: SSgA
                                                                       Funds Management, Inc.
SSgA Growth ETF Portfolio          Seeks growth of capital.            MetLife Advisers, LLC
                                                                       Sub-Investment Manager: SSgA
                                                                       Funds Management, Inc.
T. Rowe Price Mid Cap Growth       Seeks long-term growth of           MetLife Advisers, LLC
  Portfolio                        capital.                            Sub-Investment Manager: T. Rowe
                                                                       Price Associates, Inc.
METROPOLITAN FUND
Artio International Stock          Seeks long-term growth of           MetLife Advisers, LLC
  Portfolio                        capital.                            Sub-Investment Manager: Artio
                                                                       Global Management, LLC
Barclays Capital Aggregate Bond    Seeks to equal the performance      MetLife Advisers, LLC
  Index Portfolio                  of the Barclays Capital U.S.        Sub-Investment Manager: MetLife
                                   Aggregate Bond Index.               Investment Advisors Company, LLC
BlackRock Aggressive Growth        Seeks maximum capital               MetLife Advisers, LLC
  Portfolio                        appreciation.                       Sub-Investment Manager:
                                                                       BlackRock Advisors, LLC
BlackRock Bond Income Portfolio    Seeks a competitive total return    MetLife Advisers, LLC
                                   primarily from investing in         Sub-Investment Manager:
                                   fixed-income securities.            BlackRock Advisors, LLC
BlackRock Diversified Portfolio    Seeks high total return while       MetLife Advisers, LLC
                                   attempting to limit investment      Sub-Investment Manager:
                                   risk and preserve capital.          BlackRock Advisors, LLC
BlackRock Large Cap Value          Seeks long-term growth of           MetLife Advisers, LLC
  Portfolio                        capital.                            Sub-Investment Manager:
                                                                       BlackRock Advisors, LLC
BlackRock Legacy Large Cap         Seeks long-term growth of           MetLife Advisers, LLC
  Growth Portfolio                 capital.                            Sub-Investment Manager:
                                                                       BlackRock Advisors, LLC
Davis Venture Value Portfolio      Seeks growth of capital.            MetLife Advisers, LLC
                                                                       Sub-Investment Manager: Davis
                                                                       Selected Advisers, L.P.
FI Value Leaders Portfolio         Seeks long-term growth of           MetLife Advisers, LLC
                                   capital.                            Sub-Investment Manager: Pyramis
                                                                       Global Advisors, LLC


                                    B-PPA-18

                                                                                  INVESTMENT
                                              INVESTMENT                           MANAGER /
            PORTFOLIO                          OBJECTIVE                    SUB-INVESTMENT MANAGER
--------------------------------   --------------------------------    --------------------------------
Jennison Growth Portfolio          Seeks long-term growth of           MetLife Advisers, LLC
                                   capital.                            Sub-Investment Manager: Jennison
                                                                       Associates LLC
Loomis Sayles Small Cap Core       Seeks long-term capital growth      MetLife Advisers, LLC
  Portfolio                        from investments in common          Sub-Investment Manager: Loomis,
                                   stocks or other equity              Sayles & Company, L.P.
                                   securities.
Loomis Sayles Small Cap Growth     Seeks long-term capital growth.     MetLife Advisers, LLC
  Portfolio                                                            Sub-Investment Manager: Loomis,
                                                                       Sayles & Company, L.P.
Met/Artisan Mid Cap Value          Seeks long-term capital growth.     MetLife Advisers, LLC
  Portfolio                                                            Sub-Investment Manager: Artisan
                                                                       Partners Limited Partnership
MetLife Aggressive Allocation      Seeks growth of capital.            MetLife Advisers, LLC
  Portfolio
MetLife Conservative Allocation    Seeks a high level of current       MetLife Advisers, LLC
  Portfolio                        income, with growth of capital
                                   as a secondary objective.
MetLife Conservative to Moderate   Seeks high total return in the      MetLife Advisers, LLC
  Allocation Portfolio             form of income and growth of
                                   capital, with a greater emphasis
                                   on income.
MetLife Mid Cap Stock Index        Seeks to equal the performance      MetLife Advisers, LLC
  Portfolio                        of the Standard & Poor's MidCap     Sub-Investment Manager: MetLife
                                   400(R) Composite Stock Price        Investment Advisors Company, LLC
                                   Index.
MetLife Moderate Allocation        Seeks a balance between a high      MetLife Advisers, LLC
  Portfolio                        level of current income and
                                   growth of capital, with a
                                   greater emphasis on growth of
                                   capital.
MetLife Moderate to Aggressive     Seeks growth of capital.            MetLife Advisers, LLC
  Allocation Portfolio
MetLife Stock Index Portfolio      Seeks to equal the performance      MetLife Advisers, LLC
                                   of the Standard & Poor's 500(R)     Sub-Investment Manager: MetLife
                                   Composite Stock Price Index.        Investment Advisors Company, LLC
MFS(R) Total Return Portfolio      Seeks a favorable total return      MetLife Advisers, LLC
                                   through investment in a             Sub-Investment Manager:
                                   diversified portfolio.              Massachusetts Financial Services
                                                                       Company
MFS(R) Value Portfolio             Seeks capital appreciation.         MetLife Advisers, LLC
                                                                       Sub-Investment Manager:
                                                                       Massachusetts Financial Services
                                                                       Company
Morgan Stanley EAFE(R) Index       Seeks to equal the performance      MetLife Advisers, LLC
  Portfolio                        of the MSCI EAFE(R) Index.          Sub-Investment Manager: MetLife
                                                                       Investment Advisors Company, LLC
Neuberger Berman Genesis           Seeks high total return,            MetLife Advisers, LLC
  Portfolio                        consisting principally of           Sub-Investment Manager:
                                   capital appreciation.               Neuberger Berman Management LLC
Neuberger Berman Mid Cap Value     Seeks capital growth.               MetLife Advisers, LLC
  Portfolio                                                            Sub-Investment Manager:
                                                                       Neuberger Berman Management LLC


                                    B-PPA-19

                                                                                  INVESTMENT
                                              INVESTMENT                           MANAGER /
            PORTFOLIO                          OBJECTIVE                    SUB-INVESTMENT MANAGER
--------------------------------   --------------------------------    --------------------------------
Oppenheimer Global Equity          Seeks capital appreciation.         MetLife Advisers, LLC
  Portfolio                                                            Sub-Investment Manager:
                                                                       OppenheimerFunds, Inc.
Russell 2000(R) Index Portfolio    Seeks to equal the performance      MetLife Advisers, LLC
                                   of the Russell 2000(R) Index.       Sub-Investment Manager: MetLife
                                                                       Investment Advisors Company, LLC
T. Rowe Price Large Cap Growth     Seeks long-term growth of           MetLife Advisers, LLC
  Portfolio                        capital and, secondarily,           Sub-Investment Manager: T. Rowe
                                   dividend income.                    Price Associates, Inc.
T. Rowe Price Small Cap Growth     Seeks long-term capital growth.     MetLife Advisers, LLC
  Portfolio                                                            Sub-Investment Manager: T. Rowe
                                                                       Price Associates, Inc.
Western Asset Management           Seeks to maximize total return      MetLife Advisers, LLC
  Strategic Bond Opportunities     consistent with preservation of     Sub-Investment Manager: Western
  Portfolio                        capital.                            Asset Management Company
Western Asset Management U.S.      Seeks to maximize total return      MetLife Advisers, LLC
  Government Portfolio             consistent with preservation of     Sub-Investment Manager: Western
                                   capital and maintenance of          Asset Management Company
                                   liquidity.


Some of the investment choices may not be available under the terms of your Deferred Annuity or Income Annuity. The Contract or other correspondence we provide you will indicate the investment divisions that are available to you. Your investment choices may be limited because:

     - Your employer, association or other group contract holder limits the available investment divisions.

     -    We have restricted the available investment divisions.

     -    Some of the investment divisions are not approved in your state.

The investment divisions buy and sell shares of corresponding mutual fund Portfolios. These Portfolios, which are part of the Metropolitan Fund, the Met Investors Fund, the Calvert Fund or the American Funds(R), invest in stocks, bonds and other investments. All dividends declared by the Portfolios are earned by the Separate Account and reinvested. Therefore, no dividends are distributed to you under the Deferred Annuities or Income Annuities. You pay no transaction expenses (i.e., front-end or back-end sales load charges) as a result of the Separate Account's purchase or sale of these mutual fund shares. The Portfolios of the Metropolitan Fund and the Met Investors Fund are available by purchasing annuities and life insurance policies from MetLife or certain of its affiliated insurance companies and are never sold directly to the public. The Calvert Social Balanced and American Funds(R) Portfolios are made available by the Calvert Funds and the American Funds(R), respectively, only through various insurance company annuities and life insurance policies.

The Metropolitan Fund, the Met Investors Fund, the Calvert Fund and American Funds(R) are each a "series" type fund registered with the Securities and Exchange Commission as an "open-end management investment company" under the 1940 Act. A "series" fund means that each Portfolio is one of several available through the fund.

The Portfolios of the Metropolitan Fund and Met Investors Fund pay MetLife Advisers, LLC, a MetLife affiliate, a monthly fee for its services as their investment manager. The Portfolios of the American Funds(R) pay Capital Research and Management Company a monthly fee for its services as their investment manager. The Calvert Social Balanced Portfolio pays Calvert Asset Management Company, Inc. a monthly fee for its services as its investment manager. These fees, as well as other expenses paid by each Portfolio, are described in the applicable prospectuses and SAIs for the Metropolitan Fund, Met Investors Fund, Calvert Fund and American Funds(R).

In addition, the Metropolitan Fund and the Met Investors Fund prospectuses each discuss other separate accounts of MetLife and its affiliated insurance companies and certain qualified retirement plans that invest in the Metropolitan Fund or the Met Investors Fund. The Calvert Fund prospectus discusses different separate accounts of the various

                                    B-PPA-20
insurance companies that invest in the Portfolios of the Calvert Fund. The risks of these arrangements are discussed in each fund's prospectus.

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE PORTFOLIOS

An investment manager (other than our affiliate MetLife Advisers, LLC) or sub-investment manager of a Portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to the Contracts and, in the Company's role as an intermediary, with respect to the Portfolios. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. Contract owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees (see the Portfolios' prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Portfolios attributable to the Contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some investment managers or sub-investment managers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.

Additionally, an investment manager or sub-investment manager of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Contracts and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the investment manager or sub-investment manager (or their affiliate) with increased access to persons involved in the distribution of the Contracts.

We and/or certain of our affiliated insurance companies have a joint ownership interest in our affiliated investment manager MetLife Advisers, LLC, which is formed as a "limited liability company." Our ownership interest in MetLife Advisers, LLC entitles us to profit distributions if the investment manager makes a profit with respect to the investment management fees it receives from the Portfolios. We will benefit accordingly from assets allocated to the Portfolios to the extent they result in profits to the advisor. (See the Table of Expenses for information on the investment management fees paid by the Portfolios and the SAI for the Portfolios for information on the investment management fees paid by the investment managers to the sub-investment managers.)

Certain Portfolios have adopted a Distribution Plan under Rule 12b-1 of the 1940 Act. A Portfolio's 12b-1 Plan, if any, is described in more detail in each Portfolio's prospectus. (See the Fee Table and "Who Sells the Deferred Annuities and Income Annuities.") Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. Payments under a Portfolio's 12b-1 Plan decrease the Portfolio's investment return.

We select the Portfolios offered through the Contracts based on a number of criteria, including asset class coverage, the strength of the investment manager's or sub-investment manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio's investment manager or sub-investment manager is one of our affiliates or whether the Portfolio, its investment manager, its sub-investment manager(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment advisors are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to Portfolios advised by our affiliates than those that are not, we may be more inclined to offer Portfolios advised by our affiliates in the variable insurance products we issue. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new purchase payments and/or transfers of contract value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Contract owners. In some cases, we have included Portfolios based on recommendations made by selling firms. These selling firms may receive payments from the Portfolios they recommend and may benefit accordingly from the allocation of Contract value to such Portfolios.

WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR PORTFOLIO. YOU BEAR THE RISK OF ANY DECLINE IN THE CONTRACT VALUE OF YOUR CONTRACT RESULTING FROM THE PERFORMANCE OF THE PORTFOLIOS YOU HAVE CHOSEN.

We make certain payments to American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series(R). (See "Who Sells the Deferred Annuities and Income Annuities.")


                                    B-PPA-21

                               DEFERRED ANNUITIES

--------------------------------------------------------------------------------

This Prospectus describes the following Deferred Annuities under which you can accumulate money:

     -    TSA (Tax Sheltered Annuity)

     -    PEDC

     -    Keogh (Keogh plans under Section 401)

     -    403(a) (Qualified Annuity plans under Section 403(a))

These Deferred Annuities may be issued either to you as an individual or to a group (in which case you are then a participant under the group's Deferred Annuity).

Certain group Deferred Annuities may be issued to a bank that does nothing but hold them as contract holder.

Deferred Annuities may be either:

     - Allocated (your Account Balance records are kept for you as an individual); or

     - Unallocated (Account Balance records are kept for a plan or group as a whole).

THE DEFERRED ANNUITY AND YOUR RETIREMENT PLAN

If you participate through a retirement plan or other group arrangement, the Deferred Annuity may provide that all or some of your rights or choices as described in this Prospectus are subject to the plan's terms. For example, limitations on your rights may apply to investment choices, purchase payments, withdrawals, transfers, loans, the death benefit and pay-out options. The Deferred Annuity may provide that a plan administrative fee will be paid by making a withdrawal from your Account Balance. Also the Deferred Annuity may require that you or your beneficiary obtain a signed authorization from your employer or plan administrator to exercise certain rights. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any amounts. We are not a party to your employer's retirement plan. We will not be responsible for determining what your plan says. You should consult your Deferred Annuity Contract and plan document to see how you may be affected. If you are a Texas Optional Retirement Program participant, please see Appendix D for specific information which applies to you.

AUTOMATED INVESTMENT STRATEGIES

There are five automated investment strategies available to you. We created these investment strategies to help you manage your money. You decide if one is appropriate for you, based upon your risk tolerance and savings goals. These investment strategies are available to you without any additional charges. However, the investment strategies are not available to Keogh Deferred Annuities or other unallocated contracts. As with any investment program, no strategy can guarantee a gain -- you can lose money. We may modify or terminate any of the strategies at any time. You may have only one automated investment strategy in effect at a time.

THE EQUITY GENERATOR((R)): An amount equal to the interest earned in the Fixed Interest Account is transferred monthly to either the MetLife Stock Index or BlackRock Aggressive Growth Division, based on your selection. If your Fixed Interest Account balance at the time of a scheduled transfer is zero, this strategy is automatically discontinued.

As an added benefit of this strategy, as long as 100% of every purchase payment is allocated to the Fixed Interest Account for the life of your Deferred Annuity and you never request allocation changes or transfers, you will not pay more in early withdrawal charges than your Contract earns. Early withdrawal charges may be taken from any of your earnings.

THE EQUALIZER(SM): You start with equal amounts of money in the Fixed Interest Account and your choice of either the MetLife Stock Index Division or the BlackRock Aggressive Growth Division. Each quarter amounts are transferred between the Fixed Interest Account and your chosen investment division to make the value of each equal. For example, if you choose the MetLife Stock Index Division and over the quarter it outperforms the Fixed Interest

                                    B-PPA-22

Account, money is transferred to the Fixed Interest Account. Conversely, if the Fixed Interest Account outperforms the MetLife Stock Index Division, money is transferred into the MetLife Stock Index Division.

THE REBALANCER((R)): You select a specific asset allocation for your entire Account Balance from among the investment divisions and the Fixed Interest Account. Each quarter, we transfer amounts among these options to bring the percentage of your Account Balance in each option back to your original allocation. In the future, we may permit you to allocate less than 100% of your Account Balance to this strategy.

THE INDEX SELECTOR((R)): You may select one of five asset allocation models which are designed to correlate to various risk tolerance levels. Based on the model you choose, your entire Account Balance is allocated among the Barclays Capital Aggregate Bond Index, MetLife Stock Index, Morgan Stanley EAFE(R) Index, Russell 2000(R) Index and MetLife Mid Cap Stock Index Divisions and the Fixed Interest Account. Each quarter, the percentage in each of these investment divisions and the Fixed Interest Account is brought back to the model percentage by transferring amounts among the investment divisions and the Fixed Interest Account.

In the future, we may permit you to allocate less than 100% of your Account Balance to this strategy.

We will continue to implement the Index Selector strategy using the percentage allocations of the model that were in effect when you elected the Index Selector. You should consider whether it is appropriate for you to continue this strategy over time if your risk tolerance, time horizon or financial situation changes. This strategy may experience more volatility than our other strategies. We provide the elements to formulate the model. We may rely on a third party for its expertise in creating appropriate allocations.

The asset allocation models used in the Index Selector strategy may change from time to time. If you are interested in an updated model, please contact your sales representative.

THE ALLOCATOR(SM): Each month a dollar amount you choose is transferred from the Fixed Interest Account to any of the investment divisions you choose. You select the day of the month and the number of months over which the transfers will occur. A minimum periodic transfer of $50 is required. Once your Fixed Interest Account balance is exhausted, this strategy is automatically discontinued.

The Equity Generator and the Allocator are dollar cost averaging strategies. Dollar cost averaging involves investing at regular intervals of time. Since this involves continuously investing regardless of fluctuating prices, you should consider whether you wish to continue the strategy through periods of fluctuating prices.

PURCHASE PAYMENTS

There is no minimum purchase payment except for the unallocated Keogh Deferred Annuity. If you have an unallocated Keogh Deferred Annuity, each purchase payment must be at least $2,000. In addition, your total purchase payments must be at least $15,000 for your first Contract Year and $5,000 for each subsequent Contract Year.

You may continue to make purchase payments while you receive Systematic Withdrawal Program payments, as described later in this Prospectus, unless your purchase payments are made through salary reduction or salary deduction. You may make purchase payments to your Deferred Annuity whenever you choose, up to the date you begin receiving payments from a pay-out option.

PURCHASE PAYMENTS -- SECTION 403(B) PLANS

The Internal Revenue Service announced new regulations affecting Section 403(b) plans and arrangements. As part of these regulations, that are generally effective January 1, 2009, employers will need to meet certain requirements in order for their employees' annuity contracts that fund these programs to retain a tax deferred status under Section 403(b). Prior to the new rules, transfers of one annuity contract to another would not result in a loss of tax deferred status under Section 403(b) under certain conditions (so-called "90-24 transfers"). The new regulations have the following effect regarding transfers:
(1) a newly issued contract funded by a transfer which is completed AFTER September 24, 2007, is subject to the employer requirements referred to above;
(2) additional purchase payments made AFTER September 24, 2007, to a contract that was funded by a 90-24 transfer ON OR BEFORE September 24, 2007, MAY subject the contract to this new employer requirement.


                                    B-PPA-23

In consideration of these regulations, we have determined to only make available the Contract/Certificate for purchase (including transfers) where your employer currently permits salary reduction contributions to be made to the Contract/Certificate.

If your Contract/Certificate was issued previously as a result of a 90-24 transfer completed on or before September 24, 2007, and you have never made salary reduction contributions into your Contract/Certificate, we urge you to consult with your tax advisor prior to making additional purchase payments.

ALLOCATION OF PURCHASE PAYMENTS

You decide how your money is allocated among the Fixed Interest Account and the investment divisions. You can change your allocations for future purchase payments. We will make allocation changes when we receive your request for a change. You may also specify an effective date for the change as long as it is within 30 days after we receive the request.

If you choose to make an allocation to the asset allocation investment divisions with your initial purchase payment, 100% of your allocation to the investment choices must be to only one of the asset allocation investment divisions. After the initial purchase payment has been made, you may allocate subsequent purchase payments or make transfers from any asset allocation investment division to any investment choice or to one or more of the asset allocation investment divisions.

LIMITS ON PURCHASE PAYMENTS

Your ability to make purchase payments may be limited by:

     -    Federal tax laws;

     - Our right to limit the total of your purchase payments to $1,000,000. We may change the maximum by telling you in writing at least 90 days in advance;

     - Regulatory requirements. For example, if you reside in Washington or Oregon, we may be required to limit your ability to make purchase payments after you have held the Deferred Annuity for more than three years, if the Deferred Annuity was issued to you after you turn age 60; or after you turn age 63, if the Deferred Annuity was issued before you were age 61 (except under PEDC Deferred Annuity);

     - Retirement, for certain Deferred Annuities. You may no longer make purchase payments if you retire;

     -    Leaving your job (for Keogh, TSA, PEDC and 403(a) Deferred Annuities);

     -    Receiving systematic termination payments (described later).

THE VALUE OF YOUR INVESTMENT

Accumulation Units are credited to you when you make purchase payments or transfers into an investment division. When you withdraw or transfer money from an investment division, accumulation units are liquidated. We determine the number of accumulation units by dividing the amount of your purchase payment, transfer or withdrawal by the Accumulation Unit Value on the date of the transaction.

This is how we calculate the Accumulation Unit Value for each investment division:

     - First, we determine the change in investment performance (including any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

     - Next, we subtract the daily equivalent of our insurance-related charge (general administrative expenses and mortality and expense risk charges) for each day since the last Accumulation Unit Value was calculated; and

     - Finally, we multiply the previous Accumulation Unit Value by this result.


                                    B-PPA-24

EXAMPLES

CALCULATING THE NUMBER OF ACCUMULATION UNITS

Assume you make a purchase payment of $500 into one investment division and that investment division's Accumulation Unit Value is currently $10.00. You would be credited with 50 accumulation units.

   $500        =     50 accumulation units
----------

    $10


CALCULATING THE ACCUMULATION UNIT VALUE

Assume yesterday's Accumulation Unit Value was $10.00 and the number we calculate for today's investment experience (minus charges) for an underlying Portfolio is 1.05. Today's Accumulation Unit Value is $10.50. The value of your $500 investment is then $525 (50 x$10.50 =$525).

           $10.00 x1.05 =$10.50 is the new Accumulation Unit Value

However, assume that today's investment experience (minus charges) is .95 instead of 1.05. Today's Accumulation Unit Value is $9.50. The value of your $500 investment is then $475 (50 x$9.50 =$475).

           $10.00 x.95 =$9.50 is the new Accumulation Unit Value

TRANSFERS

You may make tax-free transfers between investment divisions or between the investment divisions and the Fixed Interest Account. For us to process a transfer, you must tell us:

     -    The percentage or dollar amount of the transfer;

     - The investment divisions (or Fixed Interest Account) from which you want the money to be transferred;

     - The investment divisions (or Fixed Interest Account) to which you want the money to be transferred; and

     - Whether you intend to start, stop, modify or continue unchanged an automated investment strategy by making the transfer.

Your transfer request must be in Good Order and completed prior to the close of the Exchange on a business day if you want the transaction to take place on that day. All other transfer requests in Good Order will be processed on our next business day.

WE MAY REQUIRE YOU TO:

     -    Use our forms;

     - Maintain a minimum Account Balance (if the transfer is in connection with an automated investment strategy or if there is an outstanding loan from the Fixed Interest Account); or

     - Transfer a minimum amount if the transfer is in connection with the Allocator.

"MARKET TIMING" POLICIES AND PROCEDURES

The following is a discussion of our market timing policies and procedures.

Frequent requests from Contract owners or participants/annuitants to make transfers/reallocations may dilute the value of a Portfolio's shares if the frequent transfers/reallocations involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers/reallocations may also increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading

                                    B-PPA-25
and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect Contract owners and other persons who may have an interest in the Contracts (e.g., participants/annuitants).


We have policies and procedures that attempt to detect and deter frequent transfers/reallocations in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield investment Portfolios (i.e., the American Funds Global Small Capitalization, Artio International Stock, Clarion Global Real Estate, Harris Oakmark International, Invesco Small Cap Growth, Loomis Sayles Small Cap Core, Loomis Sayles Small Cap Growth, Lord Abbett Bond Debenture, Met/Templeton Growth, MFS(R) Research International, Morgan Stanley EAFE(R) Index, Neuberger Berman Genesis, Oppenheimer Global Equity, Russell 2000(R) Index, T. Rowe Price Small Cap Growth and Western Asset Management Strategic Bond Opportunities Portfolios -- the "Monitored Portfolios and we monitor transfer/reallocation activity in those Monitored Portfolios. In addition, as described below, we intend to treat all American Funds Insurance Series(R) Portfolios ("American Funds portfolios") as Monitored Portfolios. We employ various means to monitor transfer/reallocation activity, such as examining the frequency and size of transfers/reallocations into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer/reallocation activity to determine if, for each category of international, small-cap, and high-yield portfolios, in a 12 month period there were (1) six or more transfers/reallocations involving the given category; (2) cumulative gross transfers/reallocations involving the given category that exceed the current account balance; and (3) two or more "round-trips" involving any Monitored Portfolio in the given category. A round-trip generally is defined as a transfer/reallocation in followed by a transfer/reallocation out within the next seven calendar days or a transfer/reallocation out followed by a transfer/reallocation in within the next seven calendar days, in either case subject to certain other criteria.


We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer/reallocation activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer/reallocation activity in certain Portfolios, we rely on the underlying Portfolios to bring any potential disruptive transfer/reallocation activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer/reallocation activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

AMERICAN FUNDS((R)) MONITORING POLICY. As a condition to making their portfolios available in our products, American Funds(R) requires us to treat all American Funds portfolios as Monitored Portfolios under our current market timing and excessive trading policies and procedures. Further, American Funds(R) requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor transfer/reallocation activity in American Funds portfolios to determine if there were two or more transfers/reallocations in followed by transfers/reallocations out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds(R) monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction during which period we will require all transfer/reallocation requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current market timing and excessive trading policies, procedures and restrictions (described below), and transfer/reallocation restrictions may be imposed upon a violation of either monitoring policy.

Our policies and procedures may result in transfer/reallocation restrictions being applied to deter market timing. Currently, when we detect transfer/reallocation activity in the Monitored Portfolios that exceeds our current transfer/reallocation limits, or other transfer/reallocation activity that we believe may be harmful to other persons who have an interest in the Contracts, we require all future requests to or from any Monitored Portfolios or other identified Portfolios under that Contract to be submitted with an original signature.

Transfers made under a dollar cost averaging program, a rebalancing program or, if applicable, any asset allocation program described in this Prospectus are not treated as transfers when we evaluate trading patterns for market timing.

Your third party administrator has its own standards with regard to monitoring activity in the Monitored Portfolios and how subsequent transfer/reallocation activity will be restricted once those standards are triggered. These standards and subsequent trading restrictions may be more or less restrictive than ours, and presently include restrictions on non-Monitored Portfolios. The differences in monitoring standards and restrictions are due to systems limitation and may change from time to time as those systems are upgraded.


                                    B-PPA-26

The detection and deterrence of harmful transfer/reallocation activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the transfer/reallocation limits. Our ability to detect and/or restrict such transfer/reallocation activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Contract owners or participants/annuitants to avoid such detection. Our ability to restrict such transfer/reallocation activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer/reallocation activity that may adversely affect Contract owners or participants/annuitants and other persons with interests in the Contracts. We do not accommodate market timing in any Portfolios and there are no arrangements in place to permit any Contract owner or participant/annuitant to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

The Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual Contract owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers/reallocations by specific Contract owners who violate the frequent trading policies established by the Portfolio.

In addition, Contract owners or participants/annuitants and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus Contract owners or participants/annuitants) will not be harmed by transfer/reallocation activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more transfer/reallocation requests from Contract owners engaged in disruptive trading activity, the Portfolio may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the transfer/reallocation privilege at any time. We also reserve the right to defer or restrict the transfer/reallocation privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single Contract owner or participant/annuitant). You should read the Portfolio prospectuses for more details.

ACCESS TO YOUR MONEY

You may withdraw either all or part of your Account Balance from the Deferred Annuity. Other than those made through the Systematic Withdrawal Program, withdrawals must be at least $500 (or the Account Balance, if less). To process your request, we need the following information:

     -    The percentage or dollar amount of the withdrawal; and

     - The investment divisions (or Fixed Interest Account) from which you want the money to be withdrawn.

Your withdrawal may be subject to income taxes, tax penalties and early withdrawal charges.

Generally, if you request, we will make payments directly to other investments on a tax-free basis. You may only do so if all applicable tax and state regulatory requirements are met and we receive all information necessary for us to make the payment. We may require you to use our original forms.


                                    B-PPA-27

We may withhold payment of withdrawal if any portion of those proceeds would be derived from your check that has not yet cleared (i.e., that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communication to verify that payment from your check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. You may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.

If you are a member of the Michigan Education Association and employed with a school district which purchased a TSA Deferred Annuity before January 15, 1996, then you must tell us the source of money from which we may take a withdrawal. This includes salary reduction, elective deferrals, direct rollovers, direct transfers or employer contributions.

ACCOUNT REDUCTION LOANS

We may administer loan programs made available through plans or group arrangements on an account reduction basis for certain Deferred Annuities. If the loan is in default and has been reported to the Internal Revenue Service as income but not yet offset, loan repayments will be posted as after-tax contributions. Loan amounts will be taken from amounts that are vested according to your plan or group arrangement on a pro-rata basis from the source(s) of money the plan or group arrangement permits to be borrowed (e.g., money contributed to the plan or group arrangement through salary reduction, elective deferrals, direct transfers, direct rollovers and employer contributions), then on a pro-rata basis from each investment division and the Fixed Interest Account in which you then have a balance consisting of these sources of money. Loan repayment amounts will be posted back to the original money sources used to make the loan, if the loan is in good standing at the time of repayment. Loan repayments will be allocated on a pro-rata basis into the investment divisions and the Fixed Interest Account in which you then have a balance. Loan repayment periods, repayment methods, interest rate, default procedures, tax reporting and permitted minimum and maximum loan amounts will be disclosed in the loan agreement documents. There may be initiation and maintenance fees associated with these loans.

SYSTEMATIC WITHDRAWAL PROGRAM FOR TSA DEFERRED ANNUITIES

If we agree and if approved in your state for TSA Deferred Annuities, you may choose to automatically withdraw a specific dollar amount or a percentage of your Account Balance each Contract Year. This amount is then paid in equal portions throughout the Contract Year, according to the time frame you select, e.g., monthly, quarterly, semi-annually or annually. Once the Systematic Withdrawal Program is initiated, the payments will automatically renew each Contract Year. Income taxes, tax penalties and early withdrawal charges may apply to your withdrawals. Program payment amounts are subject to our required minimums and administrative restrictions. For the Deferred Annuities, if you elect to receive payments through this program, you must have no loan outstanding from the Fixed Interest Account and you must either be 59 1/2 years old or have left your job. Tax law generally prohibits withdrawals from Deferred Annuities before you reach 59 1/2. Your Account Balance will be reduced by the amount of your Systematic Withdrawal Program payments and applicable withdrawal charges. Payments under this program are not the same as income payments you would receive from a Deferred Annuity pay-out option or under an Income Annuity.

If you elect to withdraw a dollar amount, we will pay you the same dollar amount each Contract Year. If you elect to withdraw a percentage of your Account Balance, each Contract Year, we recalculate the amount you will receive based on your new Account Balance.

If you do not provide us with your desired allocation, or there are insufficient amounts in the investment divisions or the Fixed Interest Account that you selected, the payments will be taken out pro-rata from the Fixed Interest Account and any investment divisions in which you have an Account Balance.

CALCULATING YOUR PAYMENT BASED ON A PERCENTAGE ELECTION FOR THE FIRST CONTRACT YEAR YOU ELECT THE SYSTEMATIC WITHDRAWAL PROGRAM: If you choose to receive a percentage of your Account Balance, we will determine the amount payable on the date these payments begin. When you first elect the program, we will pay this amount over the remainder of the Contract Year. For example, if you select to receive payments on a monthly basis with the percentage of your Account Balance you request equaling $12,000, and there are six months left in the Contract Year, we will pay you $2,000 a month.


                                    B-PPA-28

CALCULATING YOUR PAYMENT FOR SUBSEQUENT CONTRACT YEARS OF THE SYSTEMATIC WITHDRAWAL PROGRAM: For each subsequent year that your Systematic Withdrawal Program remains in effect, we will deduct from your Deferred Annuity and pay you over the Contract Year either the amount that you chose or an amount equal to the percentage of your Account Balance you chose. For example, if you select to receive payments on a monthly basis, ask for a percentage and that percentage of your Account Balance equals $12,000 at the start of a Contract Year, we will pay you $1,000 a month.

If you do not provide us with your desired allocation, or there are insufficient amounts in the investment divisions or the Fixed Interest Account that you selected, the payments will be taken out pro-rata from the Fixed Interest Account and any investment divisions in which you then have money.

SELECTING A PAYMENT DATE: You select a payment date which becomes the date we make the withdrawal. We must receive your request in Good Order at least 10 days prior to the selected payment date. (If you would like to receive your Systematic Withdrawal Program payment on or about the first of the month, you should request payment by the 20th day of the month.) If we do not receive your request in time, we will make the payment the following month on the date you selected. If you do not select a payment date, we will automatically begin systematic withdrawals within 30 days after we receive your request. Changes in the dollar amount, percentage or timing of the payments can be made once a year at the beginning of any Contract Year and one other time during the Contract Year. If you make any of these changes, we will treat your request as though you were starting a new Systematic Withdrawal Program. You may request to stop your Systematic Withdrawal Program at any time. We must receive any request in Good Order at least 30 days in advance.

Although we need your written authorization to begin this program, you may cancel this program at any time by telephone or by writing to us at your MetLife Designated Office.

Systematic Withdrawal Program payments may be subject to an early withdrawal charge unless an exception to this charge applies. For purposes of determining how much of the annual payment amount is exempt from this charge under the free withdrawal provision (discussed later), all payments from a Systematic Withdrawal Program in a Contract Year are characterized as a single lump sum withdrawal as of your first payment date in that Contract Year. When you first elect the program, we will calculate the percentage of your Account Balance your Systematic Withdrawal Program payment represents based on your Account Balance on the first Systematic Withdrawal Program payment date. For all subsequent Contract Years, we will calculate the percentage of your Account Balance your Systematic Withdrawal Program payment represents based on your Account Balance on the first Systematic Withdrawal Program payment date of that Contract Year. We will determine separately the early withdrawal charge and any relevant factors (such as applicable exceptions) for each Systematic Withdrawal Program payment as of the date it is withdrawn from your Deferred Annuity.

MINIMUM DISTRIBUTION

In order for you to comply with certain tax law provisions, you may be required to take money out of your Deferred Annuity. Rather than receiving your minimum required distribution in one annual lump-sum payment, you may request that we pay it to you in installments throughout the calendar year. However, we may require that you maintain a certain Account Balance at the time you request these payments.

CONTRACT FEE

There is no Separate Account annual contract fee.

     - For all contracts, except the Keogh Deferred Annuity and certain TSA Deferred Annuities, you pay a $20 annual fee from the Fixed Interest Account at the end of each Contract Year, if your Account Balance is less than $10,000 and if you do not make purchase payments during the year.

     - For the Keogh Deferred Annuity with individual participant recordkeeping (allocated) you pay a $20 charge applied against any amounts in the Fixed Interest Account.

     - For the Keogh Deferred Annuity with no individual participant recordkeeping (unallocated), there is no contract fee.

     -    There is no contract fee for certain TSA Deferred Annuities.


                                    B-PPA-29

ACCOUNT REDUCTION LOAN FEES

We may make available account reduction loans. If your plan or group of which you are a participant or member permits account reduction loans, and you take an account reduction loan, there is a $75 account reduction loan initiation fee. This fee is paid from the requested loan principal amount. There is also a $50 annual maintenance fee per loan outstanding. The maintenance fee is taken pro-rata from each investment division and the Fixed Interest Account in which you then have a balance and is paid on a quarterly basis at the end of each quarter. Either or both fees may be waived for certain groups.

CHARGES

There are two types of charges you pay while you have money in an investment division:

     -    Insurance-related charge (or Separate Account charge), and

     -    Investment-related charge.

We describe these charges below. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with the particular Contract. For example, the early withdrawal charge may not fully cover all of the sales and deduction expenses actually incurred by us, and proceeds from other charges, including the Separate Account charge, may be used in part to cover such expenses. We can profit from certain contract charges.

The Separate Account charge you pay will not reduce the number of accumulation units credited to you. Instead, we deduct the charge as part of the calculation of the Accumulation Unit Value.

INSURANCE-RELATED OR SEPARATE ACCOUNT CHARGE

You will pay an insurance-related charge for the Separate Account that is no more than 1.25% annually of the average value of the amount you have in the Separate Account. This charge pays us for general administrative expenses and for the mortality and expense risk of the Deferred Annuity. MetLife guarantees that the Separate Account insurance-related charge will not increase while you have this Deferred Annuity.

General administrative expenses we incur include financial, actuarial, accounting, and legal expenses.

The mortality portion of the insurance-related charge pays us for the risk that you may live longer than we estimated. Then, we could be obligated to pay you more in payments from a pay-out option than we anticipated. Also, we bear the risk that the guaranteed death benefit we would pay should you die during your "pay-in" phase is larger than your Account Balance. We also bear the risk that our expenses in administering the Deferred Annuities may be greater than we estimated (expense risk).

INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. Four classes of shares available to the Deferred Annuities have 12b-1 Plan fees, which pay for distribution expenses. The percentage you pay for the investment-related charge depends on which investment divisions you select. Amounts for each investment division for the previous year are listed in the Table of Expenses.

PREMIUM AND OTHER TAXES

Some jurisdictions tax what are called "annuity considerations." These may apply to purchase payments, Account Balances and death benefits. In most jurisdictions, we currently do not deduct any money from purchase payments, Account Balances or death benefits to pay these taxes. Generally, our practice is to deduct money to pay premium taxes (also known as "annuity" taxes) only when you exercise a pay-out option. In certain jurisdictions, we may also deduct money to pay premium taxes on lump sum withdrawals or when you exercise a pay-out option. We may deduct an amount to pay premium taxes some time in the future since the laws and the interpretation of the laws relating to annuities are subject to change.


                                    B-PPA-30

Premium taxes, if applicable, depend on the Deferred Annuity you purchase and your home state or jurisdiction. A chart in Appendix A shows the jurisdictions where premium taxes are charged and the amount of these taxes.

We also reserve the right to deduct from purchase payments, Account Balances, withdrawals or income payments, any taxes (including but not limited to premium taxes) paid by us to any government entity relating to the Deferred Annuities. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Deferred Annuities. We may, at our sole discretion, pay taxes when due and deduct that amount from the Account Balance at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.

EARLY WITHDRAWAL CHARGES

An early withdrawal charge of up to 7% may apply if you withdraw purchase payments within 7 years of when they were credited to your Deferred Annuity. The early withdrawal charge does not apply in certain situations or upon the occurrence of certain events or circumstances. Unless the withdrawal qualifies under one of these situations, events or circumstances, withdrawal charges will apply where there is a request to divide the Account Balance due to a divorce. To determine the early withdrawal charge for Deferred Annuities, we treat your Fixed Interest Account and Separate Account as if they were a single account and ignore both your actual allocations and the Fixed Interest Account or investment division from which the withdrawal is actually coming. To do this, we first assume that your withdrawal is from purchase payments that can be withdrawn without an early withdrawal charge, then from other purchase payments on a "first-in-first-out" (oldest money first) basis and then from earnings. Once we have determined the amount of the early withdrawal charge, we will then withdraw it from the Fixed Interest Account and the investment divisions in the same proportion as the withdrawal is being made. In determining what the withdrawal charge is, we do not include earnings, although the actual withdrawal to pay it may come from earnings. However, if the early withdrawal charge is greater than the available purchase payments, then we will take the early withdrawal charges, in whole or in part, from your earnings.

For partial withdrawals, the early withdrawal charge is determined by dividing the amount that is subject to the early withdrawal charge by 100% minus the applicable percentage shown in the following chart. Then we will make the payment directed and withdraw the early withdrawal charge. We will treat your request as a request for a full withdrawal if your Account Balance is not sufficient to pay both the requested withdrawal and the early withdrawal charge.

For a full withdrawal, we multiply the amount to which the withdrawal charge applies by the percentage shown, keep the result as an early withdrawal charge and pay you the rest.

The early withdrawal charge on purchase payments withdrawn is as follows:

DURING PURCHASE PAYMENT YEAR    PERCENTAGE
----------------------------    ----------
              1                     7%
              2                     6%
              3                     5%
              4                     4%
              5                     3%
              6                     2%
              7                     1%
          8 & Later                 0%


If you are a member of the Michigan Education Association and employed by a school district which purchased a TSA Deferred Annuity before January 15, 1996, then we impose the early withdrawal charge in the above table for the first seven Contract Years.

The early withdrawal charge reimburses us for our costs in selling the Deferred Annuities. We may use our profits (if any) from the mortality and expense risk charge to pay for our costs to sell the Deferred Annuities which exceed the

                                    B-PPA-31
amount of early withdrawal charges we collect. However, we believe that our sales costs may exceed the early withdrawal charges we collect. If so, we will pay the difference out of our general profits.

WHEN NO EARLY WITHDRAWAL CHARGE APPLIES

In some cases, we will not charge you the early withdrawal charge when you make a withdrawal. We may, however, ask you to prove that you meet one of the conditions listed below.

You do not pay an early withdrawal charge:

     - On transfers you make within your Deferred Annuity among investment divisions and transfers to or from the Fixed Interest Account.

     -    On withdrawals of purchase payments you made over seven years ago.

     - If you choose payments over one or more lifetimes or for a period of at least five years (without the right to accelerate the payments).

     - If you die during the pay-in phase. Your beneficiary will receive the full death benefit without deduction.

     - If you withdraw up to 10% (20% for the unallocated Keogh and certain TSA Deferred Annuities) of your Account Balance each Contract Year. This 10% (or 20%) total withdrawal may be taken in an unlimited number of partial withdrawals during that Contract Year. Each time you make a withdrawal, we calculate what percentage your withdrawal represents at that time. Only when the total of these percentages exceeds 10% (or 20%) will you have to pay early withdrawal charges. If you have a Keogh Deferred Annuity, generally you are allowed to take the "free withdrawal" on top of any other withdrawals which are otherwise exempt from the early withdrawal charge. This is not true if your other withdrawals are in connection with a systematic termination or purchase payments made over 7 years ago.

     - If the withdrawal is required for you to avoid Federal income tax penalties or to satisfy Federal income tax rules or Department of Labor regulations that apply to your Deferred Annuity. This exception does not apply if the withdrawal is to satisfy Section 72(t) requirements under the Internal Revenue Code.

     - Systematic Termination. For unallocated Keogh and certain TSA Deferred Annuities, and the TSA Deferred Annuity for certain Texas institutions of higher education which takes effect when the institution withdraws its endorsement of the TSA Deferred Annuity or if you retire or leave your job according to the requirements of the Texas Optional Retirement Program, you may withdraw your total Account Balance without an early withdrawal charge when the Account Balance is paid in annual installments based on the following percentages of your Account Balance for that year's withdrawal:


CONTRACT YEAR    PERCENTAGE
-------------    ----------
      1*             20%
      2              25%
      3            33 1/3%
      4              50%
      5           remainder



---------
*     Less that Contract Year's withdrawals.

          Any money you withdraw in excess of these percentages in any Contract Year will be subject to early withdrawal charges. You may stop the systematic termination of the Contract. If you ask to restart systematic termination, you begin at the beginning of the schedule listed above.

     - If you are disabled and request a total withdrawal. Disability is defined in the Federal Social Security Act. If the Keogh or TSA Deferred Annuity is issued in connection with your retirement plan which is subject to the Employee Retirement Income Security Act of 1974 and if your plan document defines disability, your plan's definition governs.


                                    B-PPA-32

     -    If you retire:

          - For the Keogh, TSA and 403(a) Deferred Annuities, if there is a plan and you retire according to the requirements of the plan. This exemption does not apply to withdrawals of money transferred into these TSA Deferred Annuities from other investment vehicles on a tax free basis (plus earnings on such amounts).

          - For the unallocated Keogh Deferred Annuity, if your plan defines retirement and you retire under that definition. If you are a "restricted" participant, according to the terms of the Deferred Annuity, you must have participated in the Deferred Annuity for the time stated in the Contract.

          - For certain TSA Deferred Annuities without a plan, if you have also participated for at least 10 consecutive years. This does not apply for withdrawals of money transferred into the Contract from other investment vehicles on a tax-free basis (plus earnings on such amounts). Participated for at least 10 consecutive years means that your Contract must have been in existence for 10 years prior to the requested withdrawal.

          - For the allocated Keogh Deferred Annuity, if you have continuously participated for at least 7 years.

          - For certain TSA Deferred Annuities, if you retired before the Contract was purchased (including money transferred from other investment vehicles on a tax free basis plus earnings on that money).

          - For certain TSA Deferred Annuities, if there is a plan and you retire according to the requirements of the plan.

          -    For the PEDC Deferred Annuity, if you retire.

     -    If you leave your job:

          - For the unallocated Keogh Deferred Annuity, however if you are a "restricted" participant, according to the terms of the Deferred Annuity, you must have participated in the Deferred Annuity for the time stated in the Contract.

          - For the TSA and 403(a) Deferred Annuities, only if you have continuously participated for at least 10 years. This exemption does not apply to withdrawals of money transferred into TSA and 403(a) Deferred Annuities from other investment vehicles on a tax-free basis (plus earnings on such amounts). Continuously participated means that your Contract must be in existence for 10 years prior to the requested withdrawal.

          - For the allocated Keogh Deferred Annuity, only if you have continuously participated for at least 7 years.

          - For certain TSA Deferred Annuities, if you leave your job with the employer you had at the time you purchased this annuity.

          - For certain TSA Deferred Annuities, if you left your job before the Contract was purchased (including money transferred from other investment vehicles on a tax-free basis plus earnings on that money).

          - For PEDC, if you leave your job with the employer that bought the Deferred Annuity or the employer in whose arrangement you participate.

     - For Keogh and certain TSA Deferred Annuities, if your plan terminates and the Account Balance is transferred into another annuity contract we issue.

     - For PEDC, unallocated Keogh and certain TSA Deferred Annuities, if you suffer from an unforeseen hardship.

     - For Keogh Deferred Annuities, if you make a direct transfer to another investment vehicle we have preapproved. For the unallocated Keogh Deferred Annuity, if you are a "restricted" participant, according to the terms of the Deferred Annuity, you also must roll over your Account Balance to a MetLife individual retirement annuity within 120 days after you are eligible to receive a plan distribution.


                                    B-PPA-33

     - For participants in the Teacher Retirement System of Texas who purchase contracts on or after June 1, 2002, if you have continuously participated for 10 years. Continuously participated means your Contract must be in existence for 10 years prior to the requested withdrawal.

     - If the plan or group of which you are a participant or member permits account reduction loans, you take an account reduction loan and the withdrawal consists of these account reduction loan amounts.

     - If you have transferred money which is not subject to a withdrawal charge (because you have satisfied contractual provisions for a withdrawal without the imposition of a contract withdrawal charge) from certain eligible MetLife contracts into the Deferred Annuity and the withdrawal is of these transferred amounts and we agree. Any purchase payments made after the transfer are subject to the usual early withdrawal charge schedule.

WHEN A DIFFERENT EARLY WITHDRAWAL CHARGE MAY APPLY

If you transferred money from certain eligible MetLife contracts into a Deferred Annuity, you may have different early withdrawal charges for these transferred amounts. Any purchase payments made after the transfer are subject to the usual early withdrawal charge schedule.

     -    Amounts transferred before January 1, 1996:

          We credit your transfer amounts with the time you held them under your original Contract. Or, if it will produce a lower charge, we use the following schedule to determine early withdrawal charges (determined as previously described) for transferred amounts from your original
          Contract:

DURING PURCHASE PAYMENT YEAR    PERCENTAGE
----------------------------    ----------
              1                     5%
              2                     4%
              3                     3%
              4                     2%
              5                     1%
        6 and Beyond                0%


     -    Amounts transferred on or after January 1, 1996:

          - For certain contracts which we issued at least two years before the date of transfer (except as noted below), we apply the withdrawal charge under your original Contract but not any of the original Contract's exceptions or reductions to the withdrawal charge percentage that do not apply to a Deferred Annuity. Or, if it will produce a lower charge, we use the following schedule to determine early withdrawal charges for transferred amounts from your original Contract:

AFTER THE TRANSFER    PERCENTAGE
------------------    ----------
         1                5%
         2                4%
         3                3%
         4                2%
         5                1%
   6 and Beyond           0%


          - If we issued the other contract less than two years before the date of the transfer or it has a separate withdrawal charge for each purchase payment, we treat your purchase payments under the other contract as if they were made under the Deferred Annuity as of the date we received them under that contract.

     - Alternatively, if provided for in your Deferred Annuity, we credit your purchase payments with the time you held them under your original Contract.


                                    B-PPA-34

FREE LOOK

You may cancel your Deferred Annuity within a certain time period. This is known as a "free look." Not all contracts issued are subject to free look provisions under state law. We must receive your request to cancel in writing by the appropriate day in your state, which varies from state to state. The time period may also vary depending on your age and whether you purchased your Deferred Annuity from us directly, through the mail or with money from another annuity or life insurance policy. Depending on state law, we may refund all of your purchase payments or your Account Balance as of the date your refund request is received at your MetLife Designated Office in Good Order.

DEATH BENEFIT

One of the insurance guarantees we provide you under your Deferred Annuity is that your beneficiaries will be protected during the "pay-in" phase against market downturns. You name your beneficiary(ies) for TSA and 403(a) Deferred Annuities. Your beneficiary under a PEDC Deferred Annuity is the trustee or employer. Under an allocated Keogh Deferred Annuity the death benefit is paid to the plan's trustee. (There is no death benefit for the unallocated Keogh Deferred Annuity.) If you die during the pay-in phase, the death benefit the beneficiary receives will be the greatest of:

     -    Your Account Balance;

     - Your highest Account Balance as of December 31 following the end of your fifth Contract Year and at the end of every other five year period. In any case, less any later partial withdrawals, fees and charges; or

     - The total of all of your purchase payments less any partial withdrawals.

In each case, we deduct the amount of any outstanding loans from the death benefit.

For the allocated Keogh Deferred Annuity, your death benefit under the Deferred Annuity will be no more than your Account Balance.

The death benefit is determined as of the end of the business day on which we receive both due proof of death and an election for the payment method.

Where there are multiple beneficiaries, the death benefit will only be determined as of the time the first beneficiary submits the necessary documentation in Good Order. If the death benefit payable is an amount that exceeds the Account Balance on the day it is determined, we will apply to the Contract an amount equal to the difference between the death benefit payable and the Account Balance in accordance with the current allocation of the Account Balance. This death benefit amount remains in the investment divisions until each of the other beneficiaries submits the necessary documentation in Good Order to claim his/her death benefit. Any death benefit amounts held in the investment divisions on behalf of the remaining beneficiaries are subject to investment risk. There is no additional death benefit guarantee.

Your beneficiary has the option to apply the death benefit (less any applicable premium and other taxes) to a pay-out option offered under your Deferred Annuity. Your beneficiary may, however, decide to take a lump sum cash payment. In the future, we may permit your beneficiary to have options other than applying the death benefit to a pay-out option or taking a lump sum cash payment.

TOTAL CONTROL ACCOUNT

The beneficiary may elect to have the Contract's death proceeds paid through an account called the Total Control Account at the time for payment. The Total Control Account is an interest-bearing account through which the beneficiary has complete access to the proceeds, with unlimited check writing privileges. We credit interest to the account at a rate that will not be less than a minimum guaranteed rate. You may also elect to have any Contract surrender proceeds paid into a Total Control Account established for you.

Assets backing the Total Control Accounts are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum rate. Because we bear the investment experience of the assets backing the Total Control Accounts, we may

                                    B-PPA-35
receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.

PAY-OUT OPTIONS (OR INCOME OPTIONS)

You may convert your Deferred Annuity into a regular stream of income after your "pay-in" or "accumulation" phase. The pay-out phase is often referred to as either "annuitizing" your Contract or taking an income annuity. When you select your pay-out option, you will be able to choose from the range of options we then have available. You have the flexibility to select a stream of income to meet your needs. If you decide you want a pay-out option, we withdraw some or all of your Account Balance (less any premium taxes, outstanding loans and applicable contract fees), then we apply the net amount to the option. (See "Income Taxes" for a discussion of partial annuitization.) You are not required to hold your Deferred Annuity for any minimum time period before you may annuitize. However, if you annuitize within two years of purchasing the Deferred Annuity, a $350 contract fee applies. The variable pay-out option may not be available in all states. Please be aware that once your Contract is annuitized you are ineligible to receive the Death Benefit you have selected.

When considering a pay-out option, you should think about whether you want:

     - Payments guaranteed by us for the rest of your life (or for the rest of two lives) or for a specified period;

     -    A fixed dollar payment or a variable payment; and

     -    A refund feature.

Your income payment amount will depend upon your choices. For lifetime options, the age and sex (where permitted) of the measuring lives (annuitants) will also be considered. For example, if you select a pay-out option guaranteeing payments for your lifetime and your spouse's lifetime, your payments will typically be lower than if you select a pay-out option with payments over only your lifetime. The terms of the Contract supplement to your Deferred Annuity will determine when your income payments start and the frequency with which you will receive your income payments.

By the date specified in your Contract, if you do not either elect to continue the Contract, select a pay-out option or withdraw your entire Account Balance, and your Deferred Annuity was not issued under certain retirement plans, we will automatically issue you a life annuity with a 10 year guarantee. In that case, if you do not tell us otherwise, your Fixed Interest Account balance will be used to provide a Fixed Income Option and your Separate Account balance will be used to provide a variable pay-out income option. However, if we do ask you what you want us to do and you do not respond, we may treat your silence as a request by you to continue your Deferred Annuity.

Because the features of variable pay-out options in the Deferred Annuities are identical to the features of Income Annuities, please read the sections under the "Income Annuities" heading for more information about the available income types and the value of your income payments, reallocations and charges of your Contract in the pay-out phase.

                                INCOME ANNUITIES

--------------------------------------------------------------------------------

Income Annuities provide you with a regular stream of payments for either your lifetime or a specific period. You may choose the frequency of your income payments. For example, you may receive your payments on a monthly, quarterly, semi-annual or annual basis. You have the flexibility to select a stream of income to meet your needs. Income Annuities can be purchased so that you begin receiving payments immediately or you can apply the Account Balance of your Deferred Annuity to a pay-out option to receive payments during your "pay-out" phase. With an Income Annuity purchased as an immediate annuity and not as a pay-out option to receive payments during your "pay-out" phase, you may defer receiving payments from us for one year after you have purchased an immediate annuity. You bear any investment risk during any deferral period. The Income Annuity currently may not be available in all states.

We do not guarantee that your variable payments will be a specific amount of money. You may choose to have a portion of the payment fixed and guaranteed under the Fixed Income Option. If you annuitize your Deferred Annuity

                                    B-PPA-36
and should our current annuity rates for a fixed pay-out option for this type of Deferred Annuity provide for greater payments than those guaranteed in your Contract, the greater payment will be made.

Using proceeds from the following types of arrangements, you may purchase Income Annuities to receive immediate payments:

     -    TSA

     -    PEDC

     -    Keogh

     -    403(a)

If you have accumulated amounts in any of the listed investment vehicles, your lump sum withdrawal from that investment vehicle may be used to purchase an appropriate Income Annuity as long as income tax requirements are met.

If your retirement plan has purchased an Income Annuity, your choice of pay-out options may be subject to the terms of the plan. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any payments. We will not be responsible for interpreting the terms of your plan. You should review your plan document to see how you may be affected.

INCOME PAYMENT TYPES

Currently, we provide you with a wide variety of income payment types to suit a range of personal preferences. You decide the income payment type for your Income Annuity when you decide to take a pay-out option or at application. The decision is irrevocable.

There are three people who are involved in payments under your Income Annuity:

     - Owner: the person or entity which has all rights under the Income Annuity including the right to direct who receives payment.

     - Annuitant: the person whose life is the measure for determining the duration and sometimes the dollar amount of payments.

     - Beneficiary: the person who receives continuing payments/or a lump sum payment if the owner dies.

Many times, the Owner and the Annuitant are the same person.

When deciding how to receive income, consider:

     -    The amount of income you need;

     -    The amount you expect to receive from other sources;

     -    The growth potential of other investments; and

     -    How long you would like your income to last.

Your income payment amount will depend in large part on the type of income payment you choose. For example, if you select a "Lifetime Income Annuity for Two," your payments will typically be lower than if you select a "Lifetime Income Annuity." Where required by state law or under a qualified retirement plan, the annuitant's sex will not be taken into account in calculating income payments. Annuity rates will not be less than those guaranteed in the Contract at the time of purchase for the AIR and income payment type elected. Due to underwriting, administrative or Internal Revenue Code considerations, the choice of the percentage reduction and/or the duration of the guarantee period may be limited. We reserve the right to commute or to otherwise pay the value of any remaining income payments over a period which would comply with Federal income tax law. The terms of your Contract will determine when your income payments start and the frequency with which you will receive your income payments. When you select an income type, it will apply to both fixed income payments and variable income payments.


                                    B-PPA-37

We reserve the right to limit or stop issuing any of the income types currently available based upon legal requirements or other considerations.

The following income payment types are available:

LIFETIME INCOME ANNUITY: A variable income that is paid as long as the annuitant is living.

LIFETIME INCOME ANNUITY WITH A GUARANTEE PERIOD: A variable income that continues as long as the annuitant is living but is guaranteed to be paid for a number of years. If the annuitant dies before all of the guaranteed payments have been made, payments are made to the owner of the annuity (or the beneficiary, if the owner dies during the guarantee period) until the end of the guaranteed period. No payments are made once the guarantee period has expired and the annuitant is no longer living.

LIFETIME INCOME ANNUITY WITH A REFUND: A variable income that is paid as long as the annuitant is living and guarantees that the total of all income payments will not be less than the purchase payment that we received. If the annuitant dies before the total of all income payments received equals the purchase payment, we will pay the owner (or the beneficiary, if the owner is not living) the difference in a lump sum.

LIFETIME INCOME ANNUITY FOR TWO: A variable income that is paid as long as either of the two annuitants is living. After one annuitant dies, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once both annuitants are no longer living.

LIFETIME INCOME ANNUITY FOR TWO WITH A GUARANTEE PERIOD: A variable income that continues as long as either of the two annuitants is living but is guaranteed to be paid (unreduced by any percentage selected) for a number of years. If both annuitants die before all of the guaranteed payments have been made, payments are made to the owner of the annuity (or the beneficiary, if the owner dies during the guarantee period) until the end of the guaranteed period. If one annuitant dies after the guarantee period has expired, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once the guarantee period has expired and both annuitants are no longer living.

LIFETIME INCOME ANNUITY FOR TWO WITH A REFUND: A variable income that is paid as long as either annuitant is living and guarantees that all income payments will not be less than the purchase payment that we received. After one annuitant dies, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. If both annuitants die before the total of all income payments received equals the purchase payment, we will pay the owner (or the beneficiary, if the owner is not living) the difference in a lump sum.

INCOME ANNUITY FOR A GUARANTEED PERIOD: A variable income payable for a guaranteed period of 5 to 30 years. As an administrative practice, we will consider factors such as your age and life expectancy in determining whether to issue a contract with this income payment type. If the owner dies before the end of the guarantee period, payments are made to the beneficiary until the end of the guarantee period. No payments are made after the guarantee period has expired.

MINIMUM SIZE OF YOUR INCOME PAYMENT

Your initial income payment must be at least $50. If you live in Massachusetts, the initial income payment must be at least $20. This means the amount used from a Deferred Annuity to provide a pay-out option must be large enough to provide this minimum initial income payment.

ALLOCATION

You decide what portion of your income payment is allocated among the Fixed Income Option and the variable investment divisions.


                                    B-PPA-38

THE VALUE OF YOUR INCOME PAYMENTS

AMOUNT OF INCOME PAYMENTS

Variable income payments from an investment division will depend upon the number of annuity units held in that investment division (described below) and the Annuity Unit Value (described later) as of the 10th day prior to a payment date.

The initial variable income payment is computed based on the amount of the purchase payment applied to the specific investment division (net any applicable premium tax owed or Contract charge), the AIR, the age of the measuring lives and the income payment type selected. The initial payment amount is then divided by the Annuity Unit Value for the investment division to determine the number of annuity units held in that investment division. The number of annuity units held remains fixed for the duration of the Contract if no reallocations are made.

The dollar amount of subsequent variable income payments will vary with the amount by which investment performance is greater or less than the AIR.

Each Deferred Annuity provides that, when a pay-out option is chosen, the payment will not be less than the payment produced by the then current Fixed Income Option purchase rates for that contract class. The purpose of this provision is to assure the annuitant that, at retirement, if the Fixed Income Option purchase rates for new contracts are significantly more favorable than the rates guaranteed by a Deferred Annuity of the same class, the owner will be given the benefit of the higher rates.

ANNUITY UNITS

Annuity units are credited to you when you make a purchase payment or make a reallocation into an investment division. Before we determine the number of annuity units to credit to you, we reduce a purchase payment (but not a reallocation) by any premium taxes and the contract fee, if applicable. We then compute an initial income payment amount using the AIR, your income payment type and the age and sex (where permitted) of the measuring lives. We then divide the initial income payment (allocated to an investment division) by the Annuity Unit Value on the date of the transaction. The result is the number of annuity units credited for that investment division. The initial variable income payment is a hypothetical payment which is calculated based upon the AIR. The initial variable income payment is used to establish the number of annuity units. It is not the amount of your actual first variable income payment unless your first income payment happens to be within 10 days after we issue the Income Annuity. When you reallocate an income payment from an investment division, annuity units supporting that portion of your income payment in that investment division are liquidated.

AIR

Your income payments are determined by using the AIR to benchmark the investment experience of the investment divisions you select. We currently offer a 3% and 4% AIR. The higher your AIR, the higher your initial variable income payment will be. Your next payment will increase approximately in proportion to the amount by which the investment experience (for the time period between the payments) for the underlying Portfolio minus the Separate Account charge (the resulting number is the net investment return) exceeds the AIR (for the time period between the payments). Likewise, your next payment will decrease to the approximate extent the investment experience (for the time period between the payments) for the underlying Portfolio minus the Separate Account charge (the net investment return) is less than the AIR (for the time period between the payments). A lower AIR will result in a lower initial variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly than if you had elected a higher AIR as changes occur in the investment experience of the investment divisions.

The amount of each variable income payment is determined 10 days prior to your income payment date. If your first income payment is scheduled to be paid less than 10 days after your Contract's issue date, then the amount of that payment will be determined on your Contract's issue date.

The initial variable income payment is a hypothetical payment which is calculated based on the AIR. This initial variable income payment is used to establish the number of annuity units. It is not the amount of your actual first variable income payment unless your first income payment happens to be within 10 days after we issue the Income Annuity.


                                    B-PPA-39

VALUATION

This is how we calculate the Annuity Unit Value for each investment division:

     - First, we determine the change in investment experience (which reflects the deduction for any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

     - Next, we subtract the daily equivalent of your insurance-related charge or Separate Account charge (general administrative expenses and mortality and expense risk charges) for each day since the last day the Annuity Unit Value was calculated; the resulting number is the net investment return;

     - Then, we multiply by an adjustment based on your AIR for each day since the last Annuity Unit Value was calculated; and

     -    Finally, we multiply the previous Annuity Unit Value by this result.

REALLOCATIONS

You may make reallocations among the investment divisions or from the investment divisions to the Fixed Income Option. Once you reallocate your income payment into the Fixed Income Option you may not later reallocate amounts from the Fixed Income Option to the investment divisions. If you reside in certain states you may be limited to four options (including the Fixed Interest Option).

Currently, there is no charge to make a reallocation. Your request for a reallocation tells us to move, in accordance with your instructions, the underlying Portfolio shares we have designated in the investment divisions or other funds to generate your income payments.

Reallocations will be made as of the end of a business day, at the close of the Exchange, if received in Good Order prior to the close of the Exchange on that business day. All other reallocation requests in Good Order will be processed on the next business day.

For us to process a reallocation, you must tell us:

     -    The percentage of the income payment to be reallocated;

     - The investment divisions from which you want the income payment to be reallocated; and

     - The investment divisions or Fixed Income Option (and the percentages allocated to each) to which you want the income payment to be reallocated.

When you request a reallocation from an investment division to the Fixed Income Option, the payment amount will be adjusted at the time of reallocation. Your payment may either increase or decrease due to this adjustment. The adjusted payment will be calculated in the following manner.

     - First, we update the income payment amount to be reallocated from the investment division based upon the applicable Annuity Unit Value at the time of the reallocation;

     - Second, we use the AIR to calculate an updated annuity purchase rate based upon your age, if applicable, and expected future income payments at the time of the reallocation;

     - Third, we calculate another updated annuity purchase rate using our current annuity purchase rates for the Fixed Income Option on the date of your reallocation; and

     - Finally, we determine the adjusted payment amount by multiplying the updated income amount determined in the first step by the ratio of the annuity purchase rate determined in the second step divided by the annuity purchase rate determined in the third step.

When you request a reallocation from one investment division to another, annuity units in one investment division are liquidated and annuity units in the other investment division are credited to you. There is no adjustment to the income payment amount. Future income payment amounts will be determined based on the Annuity Unit Value for the investment division to which you have reallocated.


                                    B-PPA-40

You generally may make a reallocation on any day the Exchange is open. At a future date we may limit the number of reallocations you may make, but never to fewer than one a month. If we do so, we will give you advance written notice. We may limit a beneficiary's ability to make a reallocation.

Here are examples of the effect of a reallocation on the income payment:

     - Suppose you choose to reallocate 40% of your income payment supported by investment division A to the Fixed Income Option and the recalculated income payment supported by investment division A is $100. Assume that the updated annuity purchase rate based on the AIR is $125, while the updated annuity purchase rate based on fixed income annuity pricing is $100. In that case, your income payment from the Fixed Income Option will be increased by $40 x($125 / $100) or $50, and your income payment supported by investment division A will be decreased by $40. (The number of annuity units in investment division A will be decreased as well.)

     - Suppose you choose to reallocate 40% of your income payment supported by investment division A to investment division B and the recalculated income payment supported by investment division A is $100. Then, your income payment supported by investment division B will be increased by $40 and your income payment supported by investment division A will be decreased by $40. (Changes will also be made to the number of annuity units in both investment divisions as well.)

"MARKET TIMING" POLICIES AND PROCEDURES

The following is a discussion of our market timing policies and procedures.

Frequent requests from contract owners or participants/annuitants to make transfers/reallocations may dilute the value of a Portfolio's shares if the frequent transfers/reallocations involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers/reallocations may also increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect contract owners and other persons who may have an interest in the Contracts (e.g., participants/annuitants).


We have policies and procedures that attempt to detect and deter frequent transfers/reallocations in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield investment Portfolios (i.e., the American Funds Global Small Capitalization, Artio International Stock, Clarion Global Real Estate, Harris Oakmark International, Invesco Small Cap Growth, Loomis Sayles Small Cap Core, Loomis Sayles Small Cap Growth, Lord Abbett Bond Debenture, Met/Templeton Growth, MFS(R) Research International, Morgan Stanley EAFE(R) Index, Neuberger Berman Genesis, Oppenheimer Global Equity, Russell 2000(R) Index, T. Rowe Price Small Cap Growth and Western Asset Management Strategic Bond Opportunities Portfolios -- the "Monitored Portfolios") and we monitor transfer/reallocation activity in those Monitored Portfolios. In addition, as described below, we intend to treat all American Funds Insurance Series(R) Portfolios ("American Funds portfolios") as Monitored Portfolios. We employ various means to monitor transfer/reallocation activity, such as examining the frequency and size of transfers/reallocations into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer/reallocation activity to determine if, for each category of international, small-cap, and high-yield portfolios, in a 12 month period there were (1) six or more transfers/reallocations involving the given category; (2) cumulative gross transfers/reallocations involving the given category that exceed the current account balance; and (3) two or more "round-trips" involving any Monitored Portfolio in the given category. A round-trip generally is defined as a transfer/reallocation in followed by a transfer/reallocation out within the next seven calendar days or a transfer/reallocation out followed by a transfer/reallocation in within the next seven calendar days, in either case subject to certain other criteria.


We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer/reallocation activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer/reallocation activity in certain Portfolios, we rely on the underlying Portfolios to bring any potential disruptive transfer/reallocation activity they identify to our

                                    B-PPA-41
attention for investigation on a case-by-case basis. We will also investigate other harmful transfer/reallocation activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

AMERICAN FUNDS((R)) MONITORING POLICY. As a condition to making their portfolios available in our products, American Funds(R) requires us to treat all American Funds portfolios as Monitored Portfolios under our current market timing and excessive trading policies and procedures. Further, American Funds(R) requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor transfer/reallocation activity in American Funds portfolios to determine if there were two or more transfers/reallocations in followed by transfers/reallocations out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds(R) monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction during which period we will require all transfer/reallocation requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, American Funds portfolios also will be subject to our current market timing and excessive trading policies, procedures and restrictions (described below), and transfer/reallocation restrictions may be imposed upon a violation of either monitoring policy.

Our policies and procedures may result in transfer/reallocation restrictions being applied to deter market timing. Currently, when we detect transfer/reallocation activity in the Monitored Portfolios that exceeds our current transfer/reallocation limits, or other transfer/reallocation activity that we believe may be harmful to other persons who have an interest in the Contracts, we require all future requests to or from any Monitored Portfolios or other identified Portfolios under that Contract to be submitted with an original signature.

Your third party administrator has its own standards with regard to monitoring activity in the Monitored Portfolios and how subsequent transfer/reallocation activity will be restricted once those standards are triggered. These standards and subsequent trading restrictions may be more or less restrictive than ours, and presently include restrictions on non-Monitored Portfolios. The differences in monitoring standards and restrictions are due to systems limitation and may change from time to time as those systems are upgraded.

The detection and deterrence of harmful transfer/reallocation activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the transfer/reallocation limits. Our ability to detect and/or restrict such transfer/reallocation activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Contract owners or participants/annuitants to avoid such detection. Our ability to restrict such transfer/reallocation activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer/reallocation activity that may adversely affect Contract owners or participants/annuitants and other persons with interests in the Contracts. We do not accommodate market timing in any Portfolios and there are no arrangements in place to permit any Contract owner or participant/annuitant to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

The Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual Contract owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers/reallocations by specific Contract owners who violate the frequent trading policies established by the Portfolio.

In addition, Contract owners or participants/annuitants and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or

                                    B-PPA-42
retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus Contract owners or participants/annuitants) will not be harmed by transfer/reallocation activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more transfer/reallocation requests from Contract owners engaged in disruptive trading activity, the Portfolio may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the transfer/reallocation privilege at any time. We also reserve the right to defer or restrict the transfer/reallocation privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single Contract owner or participant/annuitant). You should read the Portfolio prospectuses for more details.

CONTRACT FEE

At one time $350 contract fee is taken from your purchase payment when you purchase an Income Annuity prior to allocating the remainder of the purchase payment to either the investment divisions and/or the Fixed Income Option. This charge covers our administrative costs including preparation of the Income Annuities, review of applications and recordkeeping. We are currently waiving this fee.

CHARGES

There are two types of charges you pay if you allocate any of your income payment to the investment divisions:

     -    Insurance-related charge (or Separate Account charge); and

     -    Investment-related charge.

We describe these charges below. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with the particular Contract. We can profit from certain Contract charges.

The Separate Account charge you pay will not reduce the number of annuity units credited to you. Instead, we deduct the charges as part of the calculation of the Annuity Unit Value.

INSURANCE-RELATED OR SEPARATE ACCOUNT CHARGE

You will pay an insurance-related charge for the Separate Account that is no more than 1.25% annually of the average value of the amounts in the Separate Account. This charge pays us for general administrative expenses and for mortality and expense risk of the Income Annuity.

General administrative expenses we incur include financial, actuarial, accounting, and legal expenses.

The mortality portion of the insurance-related charge pays us for the risk that you may live longer than we estimated. Then, we could be obligated to pay you more in payments than we anticipated.

We also bear the risk that our expenses in administering the Income Annuities will be greater than we estimated (expense risk).

INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. Four classes of shares available to the Income Annuities have 12b-1 Plan fees, which pay for distribution expenses. The percentage you pay for the investment-related charge depends on the investment divisions you select. Amounts for each investment division for the previous year are listed in the Table of Expenses.


                                    B-PPA-43

PREMIUM AND OTHER TAXES

Some jurisdictions tax what are called "annuity considerations." We deduct money to pay "premium" taxes (also known as "annuity" taxes) when you make the purchase payment.

Premium taxes, if applicable, depend on the Income Annuity you purchased and your home state or jurisdiction. A chart in Appendix A shows the jurisdictions where premium taxes are charged and the amount of these taxes.

We also reserve the right to deduct from purchase payments, withdrawals or income payments, any taxes (including but not limited to premium taxes) paid by us to any government entity relating to the Income Annuities. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Income Annuities. We may, at our sole discretion, pay taxes when due and deduct the corresponding amount from income payments at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.

FREE LOOK

You may cancel your Income Annuity within a certain time period. This is known as a "free look." Not all contracts issued are subject to free look provisions under state law. We must receive your request to cancel in writing by the appropriate day in your state, which varies from state to state. The "free look" may also vary depending on your age and whether you purchased your Income Annuity from us directly, through the mail or with money from another annuity or life insurance policy. Depending on state law, we may refund all of your purchase payment or the value of your annuity units as of the date your refund request is received at your MetLife Designated Office in Good Order.

If you do not cancel your Income Annuity during the "free-look" period, your decision to purchase the Income Annuity is irrevocable.

You do not have a "free look" if you are electing income payments in the pay-out phase of your Deferred Annuity.

                               GENERAL INFORMATION

--------------------------------------------------------------------------------

ADMINISTRATION

All transactions will be processed in the manner described below.

PURCHASE PAYMENTS

Send your purchase payments, by check, cashier's check or certified check made payable to "MetLife," to your MetLife Designated Office or a MetLife sales office, if that office has been designated for this purpose. (We reserve the right to receive purchase payments by other means acceptable to us.) We do not accept cash, money orders or traveler's checks. We will provide you with all necessary forms. We must have all documents in Good Order to credit your purchase payments.

We reserve the right to refuse purchase payments made via a personal check in excess of $100,000. Purchase payments over $100,000 may be accepted in other forms, including but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions. The form in which we receive a purchase payment may determine how soon subsequent disbursement requests may be fulfilled. (See "Access To Your Money.") If you send your purchase payments or transaction requests to an address other than the one we have designated for receipt of such purchase payments or requests, we may return the purchase payment to you, or there may be delay in applying the purchase payment or transaction to your Contract.


                                    B-PPA-44

Purchase payments (including any portion of your Account Balance under a Deferred Annuity which you apply to a pay-out option) are effective and valued as of the close of the Exchange, on the day we receive them in Good Order at your MetLife Designated Office, except when they are received:

     - On a day when the Accumulation Unit Value/Annuity Unit Value is not calculated, or

     -    After the close of the Exchange.

In those cases, the purchase payments will be effective the next day the Accumulation Unit Value or Annuity Unit Value, as applicable, is calculated.

We reserve the right to credit your initial purchase payment to you within two days after its receipt at your MetLife Designated Office or MetLife sales office, if applicable. However, if you fill out our forms incorrectly or incompletely or other documentation is not completed properly or otherwise not in Good Order, we have up to five business days to credit the payment. If the problem cannot be resolved by the fifth business day, we will notify you and give you the reasons for the delay. At that time, you will be asked whether you agree to let us keep your money until the problem is resolved. If you do not agree or we cannot reach you by the fifth business day, your money will be returned.

Under certain group Deferred Annuities and group Income Annuities, your employer, the trustee of the Keogh plan (if an allocated Deferred Annuity) or the group in which you are a participant or member must identify you on their reports to us and tell us how your money should be allocated among the investment divisions and the Fixed Interest Account/Fixed Income Option.

CONFIRMING TRANSACTIONS

You will receive a statement confirming that a transaction was recently completed. Certain transactions made on a periodic basis, such as Systematic Withdrawal Program payments, and automated investment strategy transfers, may be confirmed quarterly. Salary reduction or deduction purchase payments under TSA Deferred Annuities are confirmed quarterly. Unless you inform us of any errors within 60 days of receipt, we will consider these communications to be accurate and complete.

PROCESSING TRANSACTIONS

We permit you to request transactions by mail and telephone. We make Internet access available to you for your Deferred Annuity. We may suspend or eliminate telephone or Internet privileges at any time, without prior notice. We reserve the right not to accept requests for transactions by facsimile.

If mandated by applicable law, including, but not limited to, Federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's account and, consequently, refuse to implement any requests for transfers/reallocations, withdrawals, surrenders or death benefits, until instructions are received from the appropriate governmental authority.

BY TELEPHONE OR INTERNET

You may obtain information and initiate a variety of transactions about your Deferred Annuity by telephone or the Internet virtually 24 hours a day, 7 days a week, unless prohibited by state law. Some of the information and transactions accessible to you include:

     -    Account Balance

     -    Unit Values

     -    Current rates for the Fixed Interest Account

     -    Transfers

     -    Changes to investment strategies

     -    Changes in the allocation of future purchase payments.


                                    B-PPA-45

Your transaction must be in Good Order and completed prior to the close of the Exchange on one of our business days if you want the transaction to be valued and effective on that day. Transactions will not be valued and effective on a day when the Accumulation or Annuity Unit Value is not calculated or after the close of the Exchange. We will value and make effective these transactions on our next business day.

We have put into place reasonable security procedures to insure that instructions communicated by telephone or Internet are genuine. For example, all telephone calls are recorded. Also, you will be asked to provide some personal data prior to giving your instructions over the telephone or through the Internet. When someone contacts us by telephone or Internet and follows our security procedures, we will assume that you are authorizing us to act upon those instructions. Neither the Separate Account nor MetLife will be liable for any loss, expense or cost arising out of any requests that we or the Separate Account reasonably believe to be authentic. In the unlikely event that you have trouble reaching us, requests should be made in writing to your MetLife Designated Office.

Response times for the telephone or Internet may vary due to a variety of factors, including volumes, market conditions and performance of systems.

We are not responsible or liable for:

     - any inaccuracy, error, or delay in or omission of any information you transmit or deliver to us; or

     - any loss or damage you may incur because of such inaccuracy, error, delay or omission; non-performance; or any interruption of information beyond our control.

AFTER YOUR DEATH

If we are notified of your death before a requested transaction is completed, we will cancel the request. For example, if you request a transfer or withdrawal for a date in the future under a Deferred Annuity and then die before that date, we simply pay the death benefit instead. For Income Annuity reallocations, we will cancel the request and continue making payments to your beneficiary if your Income Annuity so provides. For a Deferred Annuity in the pay-out phase and Income Annuity reallocations, we will cancel the request and continue making payments to your beneficiary if your Income Annuity or Deferred Annuity in the pay-out phase so provides. Or, depending on your Income Annuity's or annuitized Deferred Annuity's provisions, we may continue making payments to a joint annuitant or pay your beneficiary a refund.

MISSTATEMENT

We may require proof of age of the annuitant, owner, or beneficiary before making any payments under this Contract that are measured by the annuitant's, owner's, or beneficiary's life. If the age of the annuitant, owner, or beneficiary has been misstated, the amount payable will be the amount that the Account Balance would have provided at the correct age.

Once income payments have begun, any underpayments will be made up in one sum with the next income payment or in any other manner agreed to by us. Any overpayments will be deducted first from future income payments. In certain states we are required to pay interest on any under payments.

THIRD PARTY REQUESTS

Generally, we only accept requests for transactions or information from you. We reserve the right not to accept or to process transactions requested on your behalf by third parties. This includes processing transactions by an agent you designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of transfers/reallocations for a number of other Contract owners, and who simultaneously makes the same request or series of requests on behalf of other Contract owners.

VALUATION -- SUSPENSION OF PAYMENTS

We separately determine the Accumulation Unit Value and Annuity Unit Value for each investment division once each day at the close of the Exchange when the Exchange is open for trading. If permitted by law, we may change the period between calculations but we will give you 30 days notice.


                                    B-PPA-46

When you request a transaction, we will process the transaction using the next available Accumulation Unit Value for Deferred Annuities or Annuity Unit Value for Income Annuities. Subject to our procedure, we will make withdrawals and transfers/reallocations at a later date, if you request. If your withdrawal request is to elect a variable pay-out option under your Deferred Annuity, we base the number of annuity units you receive on the next available Annuity Unit Value.

We reserve the right to suspend or postpone payment for a withdrawal, income payment or transfer/reallocation when:

     - rules of the Securities and Exchange Commission so permit (trading on the Exchange is limited, the Exchange is closed other than for customary weekend or holiday closings or an emergency exists which makes pricing or sale of securities not practicable); or

     - during any other period when the Securities and Exchange Commission by order so permits.

ADVERTISING PERFORMANCE

We periodically advertise the performance of the investment divisions. You may get performance information from a variety of sources including your quarterly statements, your MetLife representative, the Internet, annual reports and semiannual reports. All performance numbers are based upon historical earnings. These numbers are not intended to indicate future results. We may state performance in terms of "yield," "change in Accumulation Unit Value/Annuity Unit Value," "average annual total return," or some combination of these terms.

YIELD is the net income generated by an investment in a particular investment division for 30 days or a month. These figures are expressed as percentages. This percentage yield is compounded semiannually.

CHANGE IN ACCUMULATION/ANNUITY UNIT VALUE ("Non-Standard Performance") is calculated by determining the percentage change in the value of an accumulation (or annuity) unit for a certain period. These numbers may also be annualized. Change in Accumulation/Annuity Unit Value may be used to demonstrate performance for a hypothetical investment (such as $10,000) over a specified period. These performance numbers reflect the deduction of the total Separate Account charges; however, yield and change in Accumulation/Annuity Unit Value performance do not reflect the possible imposition of early withdrawal charges. Early withdrawal charges would reduce performance experience.

AVERAGE ANNUAL TOTAL RETURN calculations ("Standard Performance") reflect all Separate Account charges and applicable early withdrawal charges since the investment division inception date, which is the date the corresponding Portfolio or predecessor Portfolio was first offered under the Separate Account that funds the Deferred Annuity or Income Annuity. These presentations for the Income Annuities reflect a 3% benchmark AIR. These figures also assume a steady annual rate of return.

For purposes of presentation of Non-Standard Performance, we may assume that the Deferred Annuities and the Income Annuities were in existence prior to the inception date of the investment divisions in the Separate Account that funds the Deferred Annuities and the Income Annuities. In these cases, we calculate performance based on the historical performance of the underlying Metropolitan Fund, Met Investors Fund, Calvert Fund and American Funds(R) Portfolios since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the investment division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuities or Income Annuities had been introduced as of the Portfolio inception date.

We may also present average annual total return calculations which reflect all Separate Account charges and applicable withdrawal charges since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the investment division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuities and Income Annuities had been introduced as of the Portfolio inception date.

We calculate performance for certain investment strategies including the Equalizer, Equity Generator and each asset allocation model of the Index Selector. We calculate the performance as a percentage by presuming a certain dollar

                                    B-PPA-47
value at the beginning of a period and comparing this dollar value with the dollar value based on historical performance at the end of that period. This percentage return assumes that there have been no withdrawals or other unrelated transactions.

We may state performance for the investment divisions of the Income Annuity which reflect deduction of the Separate Account charge and investment-related charge, if accompanied by the annualized change in Annuity Unit Value.

We may demonstrate hypothetical values of income payments over a specified period based on historical net asset values of the Portfolios and the historical Annuity Unit Values and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the maximum Separate Account charge and investment-related charge. If the presentation is for an individual, we may also provide a presentation that reflects the applicable (rather than the maximum) insurance-related charge, as well as the Annuity Unit Values and the investment-related charge.

We may assume that the Income Annuity was in existence prior to its inception date. When we do so, we calculate performance based on the historical performance of the underlying Portfolio for the period before the inception date of the Income Annuity and historical Annuity Unit Values.

We may also demonstrate hypothetical future values of income payments over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, hypothetical Annuity Unit Values and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the maximum Separate Account charge and the average of investment-related charge. If the presentation is for an individual, we may also provide a presentation that reflects the applicable Separate Account charge (rather than the maximum), as well as the Annuity Unit Values and the investment-related charge.

An illustration should not be relied upon as a guarantee of future results.

Historical performance information should not be relied on as a guarantee of future performance results.

Past performance is no guarantee of future results.

Performance figures will vary among the various Deferred Annuities and Income Annuities as a result of different Separate Account charges and early withdrawal charges.

CHANGES TO YOUR DEFERRED ANNUITY OR INCOME ANNUITY

We have the right to make certain changes to your Deferred Annuity or Income Annuity, but only as permitted by law. We make changes when we think they would best serve the interest of annuity owners or would be appropriate in carrying out the purposes of the Deferred Annuity or Income Annuity. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Examples of the changes we may make include:

     -    To operate the Separate Account in any form permitted by law.

     - To take any action necessary to comply with or obtain and continue any exemptions under the law (including favorable treatment under the Federal income tax laws) including limiting the number, frequency or types of transfers/reallocations transactions permitted.

     - To transfer any assets in an investment division to another investment division, or to one or more separate accounts, or to our general account, or to add, combine or remove investment divisions in the Separate Account.

     - To substitute for the Portfolio shares in any investment division, the shares of another class of the Metropolitan Fund, Met Investors Fund or the shares of another investment company or any other investment permitted by law.

     - To change the way we assess charges, but without increasing the aggregate amount charged to the Separate Account and any currently available Portfolio in connection with the Deferred Annuities or Income Annuities.


                                    B-PPA-48

     - To make any necessary technical changes in the Deferred Annuities or Income Annuities in order to conform with any of the above-described actions.

If any changes result in a material change in the underlying investments of an investment division in which you have a balance or an allocation, we will notify you of the change. You may then make a new choice of investment divisions. For Deferred Annuities issued in Pennsylvania (and Income Annuities where required by law), we will ask your approval before making any technical changes.

VOTING RIGHTS

Based on our current view of applicable law, you have voting interests under your Deferred Annuity or Income Annuity concerning Metropolitan Fund, Met Investors Fund, Calvert Fund or American Funds(R) proposals that are subject to a shareholder vote. Therefore, you are entitled to give us instructions for the number of shares which are deemed attributable to your Deferred Annuity or Income Annuity.

We will vote the shares of each of the underlying Portfolios held by the Separate Account based on instructions we receive from those having a voting interest in the corresponding investment divisions. However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our own judgment.

You are entitled to give instructions regarding the votes attributable to your Deferred Annuity or Income Annuity in your sole discretion. Under the Keogh Deferred Annuity, participants may instruct you to give us instructions regarding shares deemed attributable to their contributions to the Deferred Annuity. Under the Keogh Deferred Annuity, we will provide you with the number of copies of voting instruction soliciting materials that you request so that you may furnish such materials to participants who may give you voting instructions. Neither the Separate Account nor MetLife has any duty to inquire as to the instructions received or your authority to give instructions; thus, as far as the Separate Account, and any others having voting interests in respect of the Separate Account are concerned, such instructions are valid and effective.

There are certain circumstances under which we may disregard voting instructions. However, in this event, a summary of our action and the reasons for such action will appear in the next semiannual report. If we do not receive your voting instructions, we will vote your interest in the same proportion as represented by the votes we receive from other investors. The effect of this proportional voting is that a small number of Contract Owners or participants/annuitants may control the outcome of a vote. Shares of the Metropolitan Fund, Met Investors Fund, Calvert Fund or American Funds(R) that are owned by our general account or by any of our unregistered separate accounts will be voted in the same proportion as the aggregate of:

     -    The shares for which voting instructions are received, and

     -    The shares that are voted in proportion to such voting instructions.

However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our judgment.

WHO SELLS THE DEFERRED ANNUITIES AND INCOME ANNUITIES

MetLife Investors Distribution Company ("MLIDC") is the principal underwriter and distributor of the securities offered through this Prospectus. MLIDC, which is our affiliate, also acts as the principal underwriter and distributor of some of the other variable annuity contracts and variable life insurance policies we and our affiliated companies issue. We reimburse MLIDC for expenses MLIDC incurs in distributing the Deferred Annuities and Income Annuities (e.g., commissions payable to the retail broker-dealers who sell the Deferred Annuities and Income Annuities, including our affiliated broker-dealers). MLIDC does not retain any fees under the Deferred Annuities and Income Annuities.

MLIDC's principal executive offices are located at 5 Park Plaza, Suite 1900, Irvine, CA 92614. MLIDC is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the Financial Regulatory Industry Authority ("FINRA"). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact FINRA BrokerCheck Hotline at 1-800-289-9999, or

                                    B-PPA-49
log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.

Deferred Annuities and Income Annuities are sold through MetLife licensed sales representatives who are associated with MetLife Securities, Inc. ("MSI"), our affiliate and a broker-dealer, which is paid compensation for the promotion and sale of the Deferred Annuities and Income Annuities. The Deferred Annuities and Income Annuities are also sold through the registered representatives of our other affiliated broker-dealers. MSI and our affiliated broker-dealers are registered with the SEC as broker-dealers under the Securities Exchange Act of 1934 and are also members of FINRA. The Deferred Annuities and Income Annuities may also be sold through other registered broker-dealers. Deferred Annuities and Income Annuities also may be sold through the mail or over the Internet.

There is no front-end sales load deducted from purchase payments to pay sales commissions. Distribution costs are recovered through the Separate Account charge. MetLife sales representatives who are not in our MetLife Resources division ("non-MetLife Resources MetLife sales representatives") must meet a minimum level of sales of proprietary products in order to maintain employment with us. Sales representatives in our MetLife Resources division must meet a minimum level of sales production in order to maintain employment with us.

Non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives receive cash payment for the products they sell and service based upon a "gross dealer concession" model. With respect to Deferred Annuities and Income Annuities, the gross dealer concession ranges from 1.5% to 6% of each purchase payment and, starting in the second Contract Year, 0.18% of the Account Balance or amount available from which income payments are made each year the Contract is in force for servicing the Deferred Annuity. Gross dealer concession may also be paid when the Contract is annuitized. The amount of this gross dealer concession payable upon annuitization depends on several factors, including the number of years the Deferred Annuity has been in force. Compensation to the sales representative is all or part of the gross dealer concession. Compensation to sales representatives in the MetLife Resources division is based upon premiums and purchase payments applied to all products sold and serviced by the representative. Compensation to non-MetLife Resources MetLife sales representatives is determined based upon a formula that recognizes premiums and purchase payments applied to proprietary products sold and serviced by the representative as well as certain premiums and purchase payments applied to non-proprietary products sold by the representative. Proprietary products are those issued by us or our affiliates. Because one of the factors determining the percentage of gross dealer concession that applies to a non-MetLife Resources MetLife sales representative's compensation is sales of proprietary products, these sales representatives have an incentive to favor the sale of proprietary products. Because non-MetLife Resources MetLife sales managers' compensation is based on the sales made by the representatives they supervise, these sales managers also have an incentive to favor the sales of proprietary products.

Non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives and their managers may be eligible for additional cash compensation, such as bonuses, equity awards (such as stock options), training allowances, supplemental salary, financial arrangements, marketing support, medical and other insurance benefits, and retirement benefits and other benefits based primarily on the amount of proprietary products sold. Because non-MetLife Resources MetLife sales representatives' and MetLife Resources sales representatives' and their managers' additional cash compensation is based primarily on the sale of proprietary products, non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives and their managers have an incentive to favor the sale of proprietary products.

Sales representatives who meet certain productivity, persistency, and length of service standards and/or their managers may be eligible for additional cash compensation. Moreover, managers may be eligible for additional cash compensation based on the sales production of the sales representatives that the manager supervises.

Our sales representatives and their managers may be eligible for non-cash compensation incentives, such as conferences, trips, prizes and awards. Other non-cash compensation payments may be made for other services that are not directly related to the sale of products. These payments may include support services in the form of recruitment and training of personnel, production of promotional services and other support services.

Other incentives and additional cash compensation provide sales representatives and their managers with an incentive to favor the sale of proprietary products. The business unit responsible for the operation of our distribution system is also paid.


                                    B-PPA-50

MLIDC also pays compensation for the sale of the Deferred Annuities by affiliated broker-dealers. The compensation paid to affiliated broker-dealers for sales of the Deferred Annuities is generally not expected to exceed, on a present value basis, the aggregate amount of total compensation that is paid with respect to sales made through MetLife representatives. (The total compensation includes payments that we make to our business unit that is responsible for the operation of the distribution systems through which the Deferred Annuities are sold.) These firms pay their sales representatives all or a portion of the commissions received for their sales of Deferred Annuities; some firms may retain a portion of commissions. The amount that selling firms pass on to their sales representatives is determined in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Sales representatives of affiliated broker-dealers and their managers may be eligible for various cash benefits and non-cash compensation (as described above) that we may provide jointly with affiliated broker-dealers. Because of the receipt of this cash and non-cash compensation, sales representatives and their managers of our affiliated broker-dealers have an incentive to favor the sale of proprietary products.

MLIDC may also enter into preferred distribution arrangements with certain affiliated broker-dealers such as New England Securities Corporation, Walnut Street Securities, Inc. and Tower Square Securities, Inc. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, MLIDC may pay separate, additional compensation to the broker-dealer firm for services the selling firms provides in connection with the distribution of the Contracts. These services may include providing us with access to the distribution network of the broker-dealer firm, the hiring and training of the broker-dealer firm's sales personnel, the sponsoring of conferences and seminars by the broker-dealer firm, or general marketing services performed by the broker-dealer firm. The broker-dealer firm may also provide other services or incur other costs in connection with distributing the Contracts.

These services may include providing us with access to the distribution network of the selling firm, the hiring and training of the selling firm's sales personnel, the sponsoring of conferences and seminars by the selling firm, or general marketing services performed by the selling firm. The selling firm may also provide other services or incur other costs in connection with distributing the Contracts.

MLIDC also pays compensation for the sale of Contracts by unaffiliated broker-dealers. The compensation paid to unaffiliated broker-dealers for sales of the Deferred Annuities is generally not expected to exceed, on a present value basis, the aggregate amount of total compensation that is paid with respect to sales made through MetLife representatives. (The total compensation includes payments that we make to our business unit that is responsible for the operation of the distribution systems through which the Deferred annuities are sold.) Broker-dealers pay their sales representatives all or a portion of the commissions received for their sales of the Contracts. Some firms may retain a portion of commissions. The amount that the broker-dealer passes on to its sales representatives is determined in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. We and our affiliates may also provide sales support in the form of training, sponsoring conferences, defraying expenses at vendor meetings, providing promotional literature and similar services. An unaffiliated broker-dealer or sales representative of an unaffiliated broker-dealer may receive different compensation for selling one product over another and/or may be inclined to favor one product provider over another product provider due to different compensation rates. Ask your sales representative further information about what your sales representative and the broker-dealer for which he or she works may receive in connection with your purchase of a Contract.

We or our affiliates pay American Funds Distributors, Inc., the principal underwriter for the American Funds(R), percentage of all purchase payments allocated to the American Funds Growth Portfolio, the American Funds Growth-Income Portfolio, the American Funds Global Small Capitalization Portfolio and the American Funds Bond Portfolio for the services it provides in marketing these Portfolios' shares in connection with the Deferred Annuity or Income Annuity.

From time to time, MetLife pays organizations, associations and non-profit organizations fees to endorse or sponsor MetLife's variable annuity contracts or for access to the organization's members. This compensation is primarily in the form of a flat fee from MetLife and may include other forms of compensation to organizations, including funding their programs, scholarships, events or awards, such as a principal of the year award; leasing their office space or paying fees for display space at their events; purchasing advertisements in their publications; or reimbursing or defraying their expenses. In some cases, we hire organizations to perform administrative services for us, for which they are paid a fee based upon a percentage of the Account Balance their members hold in the Contract. We also may retain finders and consultants to introduce MetLife to potential clients and for establishing and maintaining relationships between MetLife and various organizations. The finders and consultants are primarily paid flat fees and

                                    B-PPA-51
may pay duly licensed individuals associated with these organizations cash compensation in connection with sales of the Contracts.

FINANCIAL STATEMENTS

Our financial statements and the financial statements of the Separate Account have been included in the SAI.

YOUR SPOUSE'S RIGHTS

If you received your Contract through a qualified retirement plan and your plan is subject to ERISA (the Employee Retirement Income Security Act of 1974) and you are married, the income payments, withdrawal and loan provisions, and methods of payment of the death benefit under your Deferred Annuity or Income Annuity may be subject to your spouse's rights.

If your benefit is worth $5,000 or less, your plan may provide for distribution of your entire interest in a lump sum without your spouse's consent.

For details or advice on how the law applies to your circumstances, consult your tax advisor or attorney.

WHEN WE CAN CANCEL YOUR DEFERRED ANNUITY OR INCOME ANNUITY

We may not cancel your Income Annuity.

We may cancel your Deferred Annuity only if we do not receive any purchase payments from you for 36 consecutive months and your Account Balance is less than $2,000, except for the unallocated Keogh Deferred Annuity. We may only cancel the unallocated Keogh Deferred Annuity if we do not receive purchase payments from you for 12 consecutive months and your Account Balance is less than $15,000. Accordingly, no Contract will be terminated due solely to negative investment performance. We will only do so to the extent allowed by law. If we cancel a Deferred Annuity issued in New York, we will return the full Account Balance. In all other cases, you will receive an amount equal to what you would have received if you had requested a total withdrawal of your Account Balance. Early withdrawal charges may apply. Certain Deferred Annuities do not contain these cancellation provisions.

                                  INCOME TAXES

--------------------------------------------------------------------------------

The following information on taxes is a general discussion of the subject. It is not intended as tax advice. The Internal Revenue Code ("Code") is complex and subject to change regularly. Failure to comply with the tax law may result in significant adverse tax consequences and IRS penalties. Consult your own tax advisor about your circumstances, any recent tax developments, and the impact of state income taxation. For purposes of this section, we address Deferred Annuities and income payments under the Deferred Annuities together.

You should read the general provisions and any sections relating to your type of annuity to familiarize yourself with some of the tax rules for your particular Contract.

You are responsible for determining whether your purchase of a Deferred Annuity, withdrawals, income payments and any other transactions under your Deferred Annuity satisfy applicable tax law. We are not responsible for determining if your employer's plan or arrangement satisfies the requirements of the Code and/or the Employee Retirement Income Security Act of 1974 (ERISA).

Where otherwise permitted under the Deferred Annuity, the transfer of ownership of a Deferred Annuity, the designation or change in designation of an annuitant, payee or other beneficiary who is not also a contract owner, the selection of certain maturity dates, the exchange of a Deferred Annuity, or the receipt of a Deferred Annuity in an exchange, may result in income tax and other tax consequences, including additional withholding, estate tax, gift tax and generation skipping transfer tax, that are not discussed in this Prospectus. Please consult your tax advisor.


                                    B-PPA-52

PUERTO RICO TAX CONSIDERATIONS

The amount of income on annuity distributions (payable over your lifetime) is calculated differently under the Puerto Rico Internal Revenue Code of 1994 (the "1994 Code") . Since the U.S. source income generated by a Puerto Rico bona fide resident is subject to U.S. income tax and the Internal Revenue Service issued guidance in 2004 which indicated that the income from an annuity contract issued by a U.S. life insurer would be considered U.S. source income, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 1994 Code provides a credit against the Puerto Rico income tax for U.S. income taxes paid, an individual may not get full credit because of the timing differences. You should consult with a personal tax advisor regarding the tax consequences of purchasing an annuity contract and/or any proposed distribution, particularly a partial distribution or election to annuitize.

ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

Purchasers that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax advisor regarding U.S. state and foreign taxation with respect to purchasing an annuity contract.

MetLife does not expect to incur Federal, state or local income taxes on the earnings or realized capital gains attributable to the Separate Account. However, if we do incur such taxes in the future, we reserve the right to charge amounts allocated to the Separate Account for these taxes.

To the extent permitted under Federal tax law, we may claim the benefit of the corporate dividends received deduction and of certain foreign tax credits attributable to taxes paid by certain of the Portfolios to foreign jurisdictions.

GENERAL

Deferred annuities are a means of setting aside money for future needs-usually retirement. Congress recognizes how important saving for retirement is and has provided special rules in the Code.

All TSAs (ERISA and non-ERISA), 457(b), 403(a), IRAs (including SEPs and SIMPLEs) receive tax deferral under the Code. Although there are no additional tax benefits by funding such retirement arrangements with an annuity, doing so offers you additional insurance benefits such as availability of a guaranteed income for life.

Under current federal income tax law, the taxable portion of distributions and withdrawals from variable annuity contracts (including TSAs, 457(b), 403(a) and IRAs) are subject to ordinary income tax and are not eligible for the lower tax rates that apply to long term capital gains and qualifying dividends.

WITHDRAWALS

When money is withdrawn from your Contract (whether by you or your beneficiary), the amount treated as taxable income and taxed as ordinary income differs depending on the type of: annuity you purchase (e.g., IRA or TSA); and payment method or income payment type you elect. If you meet certain requirements, your designated Roth earnings are free from Federal income taxes.

We will withhold a portion of the amount of your withdrawal for income taxes, unless you are eligible to and elect otherwise. The amount we withhold is determined by the Code.

WITHDRAWALS BEFORE AGE 59 1/2

Because these products are intended for retirement, if you make a taxable withdrawal before age 59 1/2 you may incur a 10% tax penalty, in addition to ordinary income taxes. Also, please see the section below titled Separate Account Charges for further information regarding withdrawals.


                                    B-PPA-53

As indicated in the chart below, some taxable distributions prior to age 59 1/2 are exempt from the penalty. Some of these exceptions include amounts received:

                                                     -----------------------------------
                                                               TYPE OF CONTRACT
----------------------------------------------------------------------------------------
                                                        TSA
                                                      AND TSA  457(B)-
                                                       ERISA     (2)     KEOGH    403(A)
----------------------------------------------------------------------------------------
In a series of substantially equal payments made
annually (or more frequently) for life or life           x(1)     x(1)     x(1)     x(1)
expectancy (SEPP)
----------------------------------------------------------------------------------------

After you die                                            x        x        x        x
----------------------------------------------------------------------------------------

After you become totally disabled (as defined in the
Code)                                                    x        x        x        x
----------------------------------------------------------------------------------------

To pay deductible medical expenses                       x        x        x        x
----------------------------------------------------------------------------------------

After separation from service if you are over 55 at
time of separation(1)                                    x        x        x        x
----------------------------------------------------------------------------------------
After December 31, 1999 for IRS levies                   x        x        x        x
----------------------------------------------------------------------------------------
Pursuant to qualified domestic relations orders          x        x        x        x
----------------------------------------------------------------------------------------



1     You must be separated from service at the time payments begin.
2 Distributions from 457(b) plans are generally not subject to the 10% penalty; however, the 10% penalty does apply to distributions from the 457(b) plans of state or local government employers to the extent that the distribution is attributable to rollovers accepted from other types of eligible retirement plans.

SYSTEMATIC WITHDRAWAL PROGRAM FOR SUBSTANTIALLY EQUAL PERIODIC PAYMENTS (SEPP) AND INCOME OPTIONS

If you are considering using the Systematic Withdrawal Program or selecting an income option for the purpose of meeting the SEPP exception to the 10% tax penalty, consult with your tax advisor. It is not clear whether certain withdrawals or income payments under a variable annuity will satisfy the SEPP exception.

If you receive systematic payments that you intend to qualify for the SEPP exception, any modifications (except due to death or disability) to your payment before age 59 1/2 or within five years after beginning SEPP payments, whichever is later, will result in the retroactive imposition of the 10% penalty with interest. Such modifications may include additional purchase payments or withdrawals (including tax-free transfers or rollovers of income payments) from the Deferred Annuity.

SEPARATE ACCOUNT CHARGES

It is conceivable that the charges for certain guaranteed death benefits could be considered to be taxable each year as deemed distributions from the Contract to pay for non-annuity benefits. We currently treat these charges for these benefits as an intrinsic part of the annuity contract and do not tax report these as taxable income. However, it is possible that this may change in the future if we determine that this is required by the IRS. If so, the charge could also be subject to a 10% penalty tax if the taxpayer is under age 59 1/2.

INCIDENTAL BENEFITS

Certain death benefits may be considered incidental benefits under a tax qualified plan, which are limited under the Code. Failure to satisfy these limitations may have adverse tax consequences to the plan and to the participant.

Where otherwise permitted to be offered under annuity contracts issued in connection with qualified plans, the amount of life insurance is limited under the incidental death benefit rules. You should consult your own tax advisor prior to purchase of the Contract under any type of IRA, 403(b) arrangement or qualified plan as a violation of these requirements could result in adverse tax consequences to the plan and to the participant including current taxation of amounts under the Contract.


                                    B-PPA-54

PURCHASE PAYMENTS

Generally, all purchase payments will be contributed on a "before-tax" basis. This means that the purchase payments entitle you to a tax deduction or are not subject to current income tax.

Under some circumstances "after-tax" purchase payments can be made to certain annuities. These purchase payments do not reduce your taxable income or give you a tax deduction.

There are different annual purchase payments limits for the annuities offered in this Prospectus. Purchase payments in excess of the limits may result in adverse tax consequences.

Your Contract may accept certain direct transfers and rollovers from other qualified plan accounts and contracts; such transfers and rollovers are generally not subject to annual limitations on purchase payments.

WITHDRAWALS, TRANSFERS AND INCOME PAYMENTS

Because your purchase payments are generally on a before-tax basis, you generally pay income taxes on the full amount of money you withdraw as well as income earned under the Contract. Withdrawals and income payments attributable to any after-tax contributions are not subject to income tax (except for the portion of the withdrawal or payment allocable to earnings).

If certain requirements are met, you may be able to transfer amounts in your Contract to another eligible retirement plan or IRA. For 457(b) plans maintained by non-governmental employers, if certain conditions are met, amounts may be transferred into another 457(b) plan maintained by a non-governmental employer.

Your Deferred Annuity is not forfeitable (e.g., not subject to claims of your creditors) and you may not transfer it to someone else. An important exception is that your account may be transferred pursuant to a qualified domestic relations order (QDRO).

Please consult the specific section for the type of annuity you purchased to determine if there are restrictions on withdrawals, transfers or income payments.

Minimum distribution requirements also apply to the Deferred Annuities. These are described separately later in this section.

Certain mandatory distributions made to participants in an amount in excess of $1,000 (but less than $5,000) must be automatically rolled over to an IRA designated by the plan, unless the participant elects to receive it in cash or roll it over to a different IRA or eligible retirement plan.

ELIGIBLE ROLLOVER DISTRIBUTIONS AND 20% MANDATORY WITHHOLDING

We are required to withhold 20% of the taxable portion of your withdrawal that constitutes an eligible rollover distribution for Federal income taxes. We are not required to withhold this money if you direct us, the trustee or the custodian of the plan, to directly rollover your eligible rollover distribution to a traditional IRA or another eligible retirement plan.

Generally, an "eligible rollover distribution" is any taxable amount you receive from your Contract. (In certain cases, after-tax amounts may also be considered eligible rollover distributions). However, it does not include taxable distributions such as:

     -    Withdrawals made to satisfy minimum distribution requirements; or

     -    Certain withdrawals on account of financial hardship.

Other exceptions to the definition of eligible rollover distribution may exist.

For taxable withdrawals that are not "eligible rollover distributions" the Code requires different withholding rules. The withholding amounts are determined at the time of payment. In certain instances, you may elect out of these withholding requirements. You may be subject to the 10% penalty tax if you withdraw taxable money before you turn age 59 1/2.


                                    B-PPA-55

MINIMUM DISTRIBUTION REQUIREMENTS

Generally, you must begin receiving retirement plan withdrawals by April 1 of the latter of (1) the calendar year following the calendar year in which you reach age 70 1/2 or (2) the calendar year following the calendar year you retire, provided you do not own 5% or more of your employer.

You (and after your death, your designated beneficiaries) generally do not have to take the required minimum distribution ("RMD") for 2009. If your first RMD would have been due by April 1, 2010, you are not required to take such distribution; however, your 2010 RMD is due by December 31, 2010. For after-death RMDs, the five year rule is applied without regard to calendar year 2009. For instance, for a contract owner who died in 2007, the five year period would end in 2013 instead of 2012. This RMD waiver does not apply if you are receiving Annuity Payments under your Contract. The RMD rules are complex, so consult with your tax advisor because the application of these rules to your particular circumstances may have been impacted by the 2009 RMD waiver.

In general the amount of required minimum distribution (including death benefit distributions discussed below) must be calculated separately with respect to each 403(b) arrangement, but then the aggregate amount of the required distribution may be taken under the tax law from any one or more of the participant's several 403(b) arrangements. Otherwise, you may not satisfy minimum distributions for an employer's qualified plan (i.e., 401(a), 403(b) and 457(b) with distributions from another qualified plan of the same or a different employer.

Complex rules apply to the calculation of these withdrawals. A tax penalty of 50% applies to withdrawals which should have been taken but were not. It is not clear whether income payments under a variable annuity will satisfy these rules. Consult your tax advisor prior to choosing a pay-out option.

In general, Income Tax regulations permit income payments to increase based not only with respect to the investment experience of the underlying funds but also with respect to actuarial gains. Additionally, these regulations permit payments under income annuities to increase due to a full withdrawal or to a partial withdrawal under certain circumstances.

Where made available, it is not clear whether the purchase or exercise of a withdrawal option after the first two years under a life contingent Income Annuity with a guarantee period where only the remaining guaranteed payments are reduced due to the withdrawal will satisfy minimum distribution requirements. Consult your tax advisor prior to purchase.

The regulations also require that the value of benefits under a deferred annuity including certain death benefits in excess of cash value must be added to the amount credited to your account in computing the amount required to be distributed over the applicable period. You should consult your own tax advisors as to how these rules affect your own Contract. We will provide you with additional information regarding the amount that is subject to minimum distribution under this rule.

If you intend to receive your minimum distributions which are payable over the joint lives of you and a beneficiary who is not your spouse (or over a period not exceeding the joint life expectancy of you and your non-spousal beneficiary), be advised that Federal tax rules may require that payments be made over a shorter period or may require that payments to the beneficiary be reduced after your death to meet the minimum distribution incidental benefit rules and avoid the 50% excise tax. Consult your tax advisor.

DEATH BENEFITS

The death benefit is taxable to the recipient in the same manner as if paid to the contract owner (under the rules for withdrawals or income payments, whichever is applicable).

Generally, if you die before required minimum distribution withdrawals have begun, we must make payment of your entire interest by December 31st of the year that is the fifth anniversary of your death or begin making payments over a period and in a manner allowed by the Code to your beneficiary by December 31st of the year after your death. Consult your tax advisor because the application of these rules to your particular circumstances may have been impacted by the 2009 RMD waiver (see Minimum Distribution Requirements section for additional information).

If your spouse is your beneficiary, and your Contract permits, your spouse may delay the start of these payments until December 31 of the year in which you would have reached age 70 1/2. Alternatively, if your spouse is your sole beneficiary and the Contract is an IRA, he or she may elect to rollover the death proceeds into his or her own IRA

                                    B-PPA-56

(or, if you meet certain requirements a Roth IRA and pay tax on the taxable portion of the death proceeds in the year of the rollover) and treat the IRA (or Roth IRA) as his or her own.

If your spouse is your beneficiary, your spouse may also be able to rollover the death proceeds into another eligible retirement plan in which he or she participates, if permitted under the receiving plan. Under federal tax rules, a same-sex spouse is treated as a non-spouse beneficiary.

If your spouse is not your beneficiary and your Contract permits, your beneficiary may also be able to rollover the death proceeds via a direct trustee-to-trustee transfer into an inherited IRA. However, such beneficiary may not treat the inherited IRA as his or her own IRA. Starting in 2010 certain employer plans (i.e. 401(a), 403(a), 403(b) and governmental 457 plans) are required to permit a non-spouse direct trustee-to-trustee rollover.

If you die after required distributions begin, payments of your entire remaining interest must be made in a manner and over a period as provided under the Code (and any applicable regulations).

If an IRA contract is issued in your name after your death for the benefit of your designated beneficiary with a purchase payment which is directly transferred to the Contract from another IRA or eligible retirement plan, the death benefit must continue to be distributed to your beneficiary's beneficiary in a manner at least as rapidly as the method of distribution in effect at the time of your beneficiary's death.

TAX SHELTERED ANNUITIES (ERISA AND NON-ERISA)

GENERAL

Tax Sheltered Annuities fall under sec.403(b) of the Code ("403(b) arrangements"), which provides certain tax benefits to eligible employees of public school systems and organizations that are tax exempt under sec.501(c)(3) of the Code and certain religious organizations.

In general contributions to sec.403(b) arrangements are subject to contribution limitations under sec.415(c) of the Code (the lesser of 100% of includable compensation or the applicable limit for the year).

On July 26, 2007, final 403(b) regulations were issued by the U.S. Treasury which will impact how we administer your 403(b) contract. In order to satisfy the 403(b) final regulations and prevent your contract from being subject to adverse tax consequences including potential penalties, contract exchanges after September 24, 2007 must, at a minimum, meet the following requirements: (1) the plan must allow the exchange, (2) the exchange must not result in a reduction in the participant or beneficiary's accumulated benefit, (3) the receiving contract includes distribution restrictions that are no less stringent than those imposed on the contract being exchanged, and (4) the employer enters into an agreement with the issuer of the receiving contract to provide information to enable the contract provider to comply with Code requirements. Such information would include details concerning severance from employment, hardship withdrawals, loans and tax basis. You should consult your tax or legal counsel for any advice relating to contract exchanges or any other matter relating to these regulations.

WITHDRAWALS AND INCOME PAYMENTS

If you are under 59 1/2, you generally cannot withdraw money from your TSA contract unless the withdrawal:

     - Relates to purchase payments made prior to 1989 (and pre-1989 earnings on those purchase payments);

     -    Is directly transferred to another permissible investment under
          Section 403(b) arrangements;

     - Relates to amounts that are not salary reduction elective deferrals if your plan allows it;

     - Occurs after you die, have a severance from employment or become disabled (as defined by the Code);

     - Is for financial hardship (but only to the extent of purchase payments) if your plan allows it;

     - Is a distribution attributable to certain Tax Sheltered Annuity plan terminations if the conditions of the new income tax regulations are met;

     -    Relates to rollover or after-tax contributions; or


                                    B-PPA-57

     - Is for the purchase of permissive service credit under a government defined benefit plan.

Recent income tax regulations also provide certain new restrictions on withdrawals of amounts from tax sheltered annuities that are not attributable to salary reduction contributions. Under these regulations, a Section 403(b) contract is permitted to distribute retirement benefits attributable to pre-tax contributions other than elective deferrals to the participant no earlier than upon the earlier of the participant's severance from employment or upon the prior occurrence of some event, such as after a fixed number of years, the attainment of a stated age, or disability.

DESIGNATED ROTH ACCOUNT FOR 403(B) PLANS

Employers that established and maintain a 403(b) plan ("the Plan") may also establish a Qualified Roth Contribution Program under Section 402A of the Code ("Designated Roth Accounts") to accept after tax contributions as part of the TSA plan. In accordance with our administrative procedures, we may permit these contributions to be made as purchase payments to a Section 403(b) Contract under the following conditions:

     - The employer maintaining the plan has demonstrated to our satisfaction that designated Roth Accounts are permitted under the Plan.

     - In accordance with our administrative procedures, the amount of elective deferrals has been irrevocably designated as an after-tax contribution to the Designated Roth Account.

     - All state regulatory approvals have been obtained to permit the Contract to accept such after-tax elective deferral contributions (and, where permitted under the Qualified Roth Contribution Program and the Contract, rollovers and trustee-to trustee transfers from other Designated Roth Accounts).

     - In accordance with our procedures and in a form satisfactory to us, we may accept rollovers from other funding vehicles under any Qualified Roth Contribution Program of the same type in which the employee participates as well as trustee-to-trustee transfers from other funding vehicles under the same Qualified Roth Contribution Program for which the participant is making elective deferral contributions to the Contract.

     - No other contribution types (including employer contributions, matching contributions, etc.) will be allowed as designated Roth contributions, unless they become permitted under the Code.

     - If permitted under the federal tax law, we may permit both pre-tax contributions under a 403(b) plan as well as after-tax contributions under that Plan's Qualified Roth Contribution Program to be made under the same Contract as well as rollover contributions and contributions by trustee-to-trustee transfers. In such cases, we will account separately for the designated Roth contributions and the earnings thereon from the contributions and earnings made under the pre-tax TSA plan (whether made as elective deferrals, rollover contributions or trustee-to-trustee transfers). As between the pre-tax or traditional Plan and the Qualified Roth Contribution Program, we will allocate any living benefits or death benefits provided under the Contract on a reasonable basis, as permitted under the tax law.

     - We may refuse to accept contributions made as rollovers and trustee-to trustee transfers, unless we are furnished with a breakdown as between participant contributions and earnings at the time of the contribution.

You and your employer should consult your own tax and legal advisors prior to making or permitting contributions to be made to a Qualified Roth Contribution Program.

     - The IRS was given authority in the final Roth account regulations to issue additional guidance addressing the potential for improper transfers of value to Roth accounts due to the allocation of contract income, expenses, gains and losses. The IRS has not issued the additional guidance and, as a result, there is uncertainty regarding the status of Roth accounts and particularly Roth accounts under annuity contracts that allocate charges for guarantees. You should consult your tax or legal counsel for advice regarding Roth accounts and other matters relating to the final Roth account regulations.


                                    B-PPA-58

COLLATERALIZED 403(B) LOANS

If your employer's plan and TSA Contract permit loans, such loans will be made only from any Fixed Interest Account balance and only up to certain limits. In that case, we credit your Fixed Interest Account balance up to the amount of the outstanding loan balance with a rate of interest that is less than the interest rate we charge for the loan.

The Code and applicable income tax regulations limit the amount that may be borrowed from your Contract and all your employer plans in the aggregate and also require that loans be repaid, at a minimum, in scheduled level payments over a proscribed term.

Your employer's plan and Contract will indicate whether loans are permitted. The terms of the loan are governed by the loan agreement and the Contract. Failure to satisfy loan limits under the Code or to make any scheduled payments according to the terms of your loan agreement and Federal tax law could have adverse tax consequences. Consult a tax advisor and read your loan agreement and Contract prior to taking any loan.

457(B) PLANS

GENERAL

457(b) plans are available to state or local governments and certain tax-exempt organizations as described in sec.457(b) and 457(e)(1) of the Code. The plans are not available for churches and qualified church-controlled organizations.

457(b) annuities maintained by a state or local government are for the exclusive benefit of plan participants and their beneficiaries. 457(b) annuities other than those maintained by state or local governments are solely the property of the employer and are subject to the claims of the employer's general creditors until they are "made available" to you.

WITHDRAWALS

Generally, because contributions are on a before-tax basis, withdrawals from your annuity are subject to income tax. Generally, monies in your Contract can not be "made available" to you until you reach age 70 1/2, leave your job (or your employer changes) or have an unforeseen emergency (as defined by the Code).

SPECIAL RULES

Special rules apply to certain non-governmental 457(b) plans deferring compensation from taxable years beginning before January 1, 1987 (or beginning later but based on an agreement in writing on August 16, 1986).

LOANS

In the case of a 457(b) plan maintained by a state or local government, the plan may permit loans. The Code and applicable income tax regulations limit the amount that may be borrowed from your 457(b) plan and all employer plans in the aggregate and also require that loans be repaid, at minimum, in scheduled level payments over a certain term.

Your 457(b) plan will indicate whether plan loans are permitted. The terms of the loan are governed by your loan agreement with the plan. Failure to satisfy loan limits under the Code or to make any scheduled payments according to the terms of your loan agreement and Federal tax law could have adverse tax consequences. Consult a tax advisor and read your loan agreement and Contract prior to taking any loan.

KEOGH ANNUITIES

GENERAL

A Keogh Plan is generally a qualified retirement Plan (defined contribution or defined benefit) that covers a self-employed person. Other employees may also be covered. Special rules apply to contribution limits in the case of a self-employed person. Please consult your tax advisor about your particular situation.

See the "General" headings under Income Taxes for a brief description of the tax rules that apply to Keogh annuities.


                                    B-PPA-59

403(A)

GENERAL

The employer adopts a 403(a) plan as a qualified retirement plan to provide benefits to participating employees. The plan generally works in a similar manner to a corporate qualified retirement plan except that the 403(a) plan does not have a trust or a trustee.

See the "General" headings under Income Taxes for a brief description of the tax rules that apply to 403(a) annuities.

                                LEGAL PROCEEDINGS

--------------------------------------------------------------------------------

In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MLIDC to perform its contract with the Separate Account or of MetLife to meet its obligations under the Contracts.


                                    B-PPA-60

                                   APPENDIX A

--------------------------------------------------------------------------------

                                PREMIUM TAX TABLE

If you are a resident of one of the following jurisdictions, the percentage amount listed by that jurisdiction is the premium tax rate applicable to your Deferred Annuity or Income Annuity.

                                                                              KEOGH AND           PEDC
                                                           TSA DEFERRED    403(A) DEFERRED    DEFERRED AND
                                                            AND INCOME        AND INCOME         INCOME
                                                             ANNUITIES        ANNUITIES       ANNUITIES(1)
                                                           ------------    ---------------    ------------
California.............................................        0.5%              0.5%             2.35%
Florida(2).............................................        1.0%              1.0%              1.0%
Puerto Rico(3).........................................        1.0%              1.0%              1.0%
West Virginia..........................................        1.0%              1.0%              1.0%


---------
1 Premium tax rates applicable to Deferred Annuities and Income Annuities purchased under retirement plans of public employers meeting the requirements of Section 401(a) of the Code are included under the column heading "Keogh and 403(a) Deferred Annuities and Income Annuities."
2 Annuity premiums are exempt from taxation provided the tax savings are passed back to the contract holders. Otherwise, they are taxable at 1%.
3 We will not deduct premium taxes paid by us to Puerto Rico from purchase payments, account balances, withdrawals, death benefits or income payments.


                                    B-PPA-61

                      THIS PAGE INTENTIONALLY LEFT  BLANK.

                                  APPENDIX A-1

--------------------------------------------------------------------------------

                 ADDITIONAL INFORMATION REGARDING THE PORTFOLIOS

The Portfolios below were subject to a merger or name change. The chart identifies the former name and new name of each of these Portfolios.

PORTFOLIO MERGER

               FORMER PORTFOLIO                                NEW PORTFOLIO
---------------------------------------------  ---------------------------------------------
METROPOLITAN FUND                              MET INVESTORS FUND
  FI Mid Cap Opportunities Portfolio             Morgan Stanley Mid Cap Growth Portfolio


PORTFOLIO NAME CHANGES

                 FORMER NAME                                      NEW NAME
---------------------------------------------  ---------------------------------------------
MET INVESTORS FUND                             MET INVESTORS FUND
  Legg Mason Partners Aggressive Growth        Legg Mason ClearBridge Aggressive Growth
     Portfolio                                      Portfolio
  Met/AIM Small Cap Growth Portfolio           Invesco Small Cap Growth Portfolio
METROPOLITAN FUND                              METROPOLITAN FUND
  BlackRock Strategic Value Portfolio          Neuberger Berman Genesis Portfolio
CALVERT VARIABLE SERIES, INC.                  CALVERT VARIABLE SERIES, INC.
  Social Balanced Portfolio                    Calvert VP SRI Balanced Portfolio




                                    B-PPA-63

                      THIS PAGE INTENTIONALLY LEFT  BLANK.

                                   APPENDIX B

--------------------------------------------------------------------------------

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

This table shows fluctuations in the Accumulation Unit Values for for each investment division from year end to year end. The information in this table has been derived from the Separate Account's full financial statements or other reports (such as the annual report).


                                                      BEGINNING OF
                                                          YEAR       END OF YEAR      NUMBER OF
                                                      ACCUMULATION  ACCUMULATION     ACCUMULATION
INVESTMENT DIVISION                             YEAR   UNIT VALUE    UNIT VALUE   UNITS END OF YEAR
-------------------                             ----  ------------  ------------  -----------------
American Funds Balanced Allocation
  Division(e).................................  2008      10.00          7.01          639,391.17
                                                2009       7.01          8.96        1,145,738.30

American Funds Bond Division -- Class 2(n)....  2006      15.03         15.80          836,660.56
                                                2007      15.80         16.12        2,210,761.75
                                                2008      16.12         14.43        1,475,981.03
                                                2009      14.43         16.05        1,346,350.79

American Funds Global Small Capitalization
  Division -- Class 2(h)......................  2001      14.94         13.62          549,071.48
                                                2002      13.62         10.89        1,291,542.47
                                                2003      10.89         16.52        2,335,826.57
                                                2004      16.52         19.72        3,455,317.16
                                                2005      19.72         24.41        4,904,762.07
                                                2006      24.41         29.92        5,888,282.42
                                                2007      29.92         35.88        6,596,535.35
                                                2008      35.88         16.47        5,184,226.45
                                                2009      16.47         26.24        4,852,095.23

American Funds Growth Allocation Division(e)..  2008       9.99          6.36          428,662.79
                                                2009       6.36          8.42          871,295.14

American Funds Growth Division -- Class 2(h)..  2001     138.68        118.11          382,992.11
                                                2002     118.11         88.12          925,044.36
                                                2003      88.12        119.07        1,483,059.92
                                                2004     119.07        132.29        1,843,030.18
                                                2005     132.29        151.82        2,086,947.92
                                                2006     151.82        165.27        2,172,660.73
                                                2007     165.27        183.38        2,075,616.61
                                                2008     183.38        101.48        1,819,627.79
                                                2009     101.48        139.73        1,629,316.40


                                    B-PPA-65

                                                      BEGINNING OF
                                                          YEAR       END OF YEAR      NUMBER OF
                                                      ACCUMULATION  ACCUMULATION     ACCUMULATION
INVESTMENT DIVISION                             YEAR   UNIT VALUE    UNIT VALUE   UNITS END OF YEAR
-------------------                             ----  ------------  ------------  -----------------

American Funds Growth-Income Division(h)......  2001      90.87         87.85          403,996.05
                                                2002      87.85         70.84        1,163,008.43
                                                2003      70.84         92.66        1,753,078.14
                                                2004      92.66        101.01        2,228,923.49
                                                2005     101.01        105.58        2,335,455.62
                                                2006     105.58        120.14        2,349,720.61
                                                2007     120.14        124.63        2,240,970.31
                                                2008     124.63         76.50        1,886,356.54
                                                2009      76.50         99.17        1,651,137.09

American Funds Moderate Allocation
  Division(e).................................  2008      10.01          7.69          672,727.73
                                                2009       7.69          9.37        1,228,512.41

Artio International Stock Division (formerly
  Julius Baer International Stock Division)...  2000      18.48         16.41       13,978,424.43
                                                2001      16.41         12.87       13,983,536.70
                                                2002      12.87         10.48       13,034,061.15
                                                2003      10.48         13.26       11,724,530.80
                                                2004      13.26         15.48       10,579,778.71
                                                2005      15.48         18.04        9,759,355.81
                                                2006      18.04         20.76        9,148,304.48
                                                2007      20.76         22.62        8,331,486.97
                                                2008      22.62         12.48        7,317,141.75
                                                2009      12.48         15.06        6,530,859.40

Barclays Capital Aggregate Bond Index Division
  (formerly Lehman Brothers(R) Aggregate Bond
  Index Division).............................  2000       9.85         10.84       11,151,161.75
                                                2001      10.84         11.51       17,518,646.73
                                                2002      11.51         12.53       20,055,651.71
                                                2003      12.53         12.82       20,050,703.65
                                                2004      12.82         13.18       22,529,440.71
                                                2005      13.18         13.29       21,998,007.74
                                                2006      13.29         13.67       20,187,368.43
                                                2007      13.67         14.42       18,228,087.92
                                                2008      14.42         15.10       12,890,927.83
                                                2009      15.10         15.69       12,201,463.87


                                    B-PPA-66

                                                      BEGINNING OF
                                                          YEAR       END OF YEAR      NUMBER OF
                                                      ACCUMULATION  ACCUMULATION     ACCUMULATION
INVESTMENT DIVISION                             YEAR   UNIT VALUE    UNIT VALUE   UNITS END OF YEAR
-------------------                             ----  ------------  ------------  -----------------

BlackRock Aggressive Growth Division..........  2000      37.00         33.76       33,047,883.08
                                                2001      33.76         25.42       31,088,522.76
                                                2002      25.42         17.89       27,173,245.27
                                                2003      17.89         24.88       25,242,859.30
                                                2004      24.88         27.76       22,464,674.98
                                                2005      27.76         30.35       19,773,655.17
                                                2006      30.35         31.99       17,109,059.01
                                                2007      31.99         38.10       14,889,132.56
                                                2008      38.10         20.42       13,191,041.08
                                                2009      20.42         30.14       11,924,522.03

BlackRock Bond Income Division(c).............  2000      18.65         20.49       16,395,185.35
                                                2001      20.49         21.92       18,444,795.35
                                                2002      21.92         23.45       17,572,838.44
                                                2003      23.45         24.52       15,375,348.69
                                                2004      24.52         25.29       13,470,694.54
                                                2005      25.29         25.58       12,155,487.73
                                                2006      25.58         26.38       10,383,763.03
                                                2007      26.38         27.69        8,979,089.02
                                                2008      27.69         26.41        7,220,018.62
                                                2009      26.41         28.56        6,226,037.62

BlackRock Diversified Division................  2000      29.04         28.98       75,252,956.05
                                                2001      28.98         26.80       66,376,587.07
                                                2002      26.80         22.80       53,835,625.35
                                                2003      22.80         27.15       48,137,745.02
                                                2004      27.15         29.10       42,486,838.36
                                                2005      29.10         29.62       36,986,965.21
                                                2006      29.62         32.33       31,232,325.01
                                                2007      32.33         33.82       26,632,479.73
                                                2008      33.82         25.12       21,582,166.39
                                                2009      25.12         29.10       18,577,844.58

BlackRock Large Cap Core Division*(o).........  2007      37.61         38.04       23,220,409.05
                                                2008      38.04         23.62       19,811,117.16
                                                2009      23.62         27.86       17,618,214.26

BlackRock Large Cap Division (formerly
  BlackRock Investment Trust).................  2000      40.13         37.19       62,978,393.98
                                                2001      37.19         30.48       57,299,853.48
                                                2002      30.48         22.24       47,428,968.01
                                                2003      22.24         28.61       42,944,545.25
                                                2004      28.61         31.32       37,879,550.14
                                                2005      31.32         32.05       32,659,278.48
                                                2006      32.05         36.12       27,458,617.30
                                                2007      36.12         37.93                0.00


                                    B-PPA-67

                                                      BEGINNING OF
                                                          YEAR       END OF YEAR      NUMBER OF
                                                      ACCUMULATION  ACCUMULATION     ACCUMULATION
INVESTMENT DIVISION                             YEAR   UNIT VALUE    UNIT VALUE   UNITS END OF YEAR
-------------------                             ----  ------------  ------------  -----------------

BlackRock Large Cap Value Division -- Class
  E(f)........................................  2002      10.00          7.93          283,911.71
                                                2003       7.93         10.60          856,095.15
                                                2004      10.60         11.87        1,486,593.55
                                                2005      11.87         12.39        1,365,611.95
                                                2006      12.39         14.59        3,032,347.94
                                                2007      14.59         14.88        2,963,197.39
                                                2008      14.88          9.54        2,500,728.66
                                                2009       9.54         10.48        2,137,982.85

BlackRock Legacy Large Cap Growth
  Division -- Class E (formerly FI Large Cap
  Division -- Class E)(p).....................  2006      17.52         17.75           45,889.47
                                                2007      17.75         18.19           73,714.68
                                                2008      18.19          9.90           89,385.91
                                                2009       9.90         10.32                0.00

BlackRock Legacy Large Cap Growth
  Division -- Class E(k)......................  2004      10.07         11.06          130,975.25
                                                2005      11.06         11.67          248,162.01
                                                2006      11.67         11.99          399,109.72
                                                2007      11.99         14.03          686,607.56
                                                2008      14.03          8.78          923,884.80
                                                2009       8.78         11.85          826,108.66

BlackRock Strategic Value Division(a).........  2000      10.00         12.24        4,095,662.86
                                                2001      12.24         14.03       14,485,235.46
                                                2002      14.03         10.90       18,439,453.43
                                                2003      10.90         16.16       18,573,258.84
                                                2004      16.16         18.41       18,477,080.89
                                                2005      18.41         18.94       16,020,502.95
                                                2006      18.94         21.84       13,598,134.65
                                                2007      21.84         20.82       11,482,013.70
                                                2008      20.82         12.67        9,126,564.12
                                                2009      12.67         14.16        8,002,033.91

Calvert Social Balanced Division..............  2000      28.20         26.98        1,527,218.30
                                                2001      26.98         24.80        1,563,882.82
                                                2002      24.80         21.51        1,498,693.75
                                                2003      21.51         25.35        1,515,744.23
                                                2004      25.35         27.10        1,526,106.65
                                                2005      27.10         28.28        1,501,284.31
                                                2006      28.28         30.38        1,416,229.03
                                                2007      30.38         30.84        1,345,305.64
                                                2008      30.84         20.91        1,236,636.59
                                                2009      20.91         25.88        1,152,695.08


                                    B-PPA-68

                                                      BEGINNING OF
                                                          YEAR       END OF YEAR      NUMBER OF
                                                      ACCUMULATION  ACCUMULATION     ACCUMULATION
INVESTMENT DIVISION                             YEAR   UNIT VALUE    UNIT VALUE   UNITS END OF YEAR
-------------------                             ----  ------------  ------------  -----------------

Clarion Global Real Estate Division - Class
  E(k)........................................  2004       9.99         12.86        1,461,808.26
                                                2005      12.86         14.41        3,143,456.73
                                                2006      14.41         19.58        5,319,820.27
                                                2007      19.58         16.47        3,834,073.34
                                                2008      16.47          9.48        3,084,801.56
                                                2009       9.48         12.64        2,586,469.47

Davis Venture Value Division(a)...............  2000      30.19         30.79          916,993.31
                                                2001      30.79         27.01        2,072,085.67
                                                2002      27.01         22.31        2,269,385.60
                                                2003      22.31         28.84        2,514,595.46
                                                2004      28.84         32.01        3,050,875.97
                                                2005      32.01         34.87        3,698,859.73
                                                2006      34.87         39.46        3,990,529.68
                                                2007      39.46         40.76        3,839,188.55
                                                2008      40.76         24.41        3,308,142.05
                                                2009      24.41         31.83        2,967,860.49

FI Mid Cap Opportunities Division(j)..........  2000      37.85         25.71       57,544,408.25
                                                2001      25.71         15.91       52,016,461.63
                                                2002      15.91         11.16       42,960,868.35
                                                2003      11.16         14.83       38,319,148.94
                                                2004      14.83         17.16       34,048,159.21
                                                2005      17.16         18.13       29,784,874.04
                                                2006      18.13         20.03       25,415,604.48
                                                2007      20.03         21.43       21,648,351.35
                                                2008      21.43          9.46       19,350,712.86
                                                2009       9.46         12.50       17,589,143.30

FI Value Leaders Division -Class E(f).........  2002      23.06         19.03           40,002.02
                                                2003      19.03         23.83          175,980.42
                                                2004      23.83         26.72          294,001.36
                                                2005      26.72         29.18          561,453.36
                                                2006      29.18         32.21          728,278.68
                                                2007      32.21         33.09          576,238.19
                                                2008      33.09         19.93          444,381.85
                                                2009      19.93         23.94          367,833.55

Harris Oakmark International Division -- Class
  E(f)........................................  2002      10.60          8.85           42,013.70
                                                2003       8.85         11.82          594,863.70
                                                2004      11.82         14.09        1,793,741.50
                                                2005      14.09         15.90        3,247,836.76
                                                2006      15.90         20.26        4,690,341.95
                                                2007      20.26         19.81        4,338,122.51
                                                2008      19.81         11.57        2,947,019.16
                                                2009      11.57         17.75        3,145,922.95


                                    B-PPA-69

                                                      BEGINNING OF
                                                          YEAR       END OF YEAR      NUMBER OF
                                                      ACCUMULATION  ACCUMULATION     ACCUMULATION
INVESTMENT DIVISION                             YEAR   UNIT VALUE    UNIT VALUE   UNITS END OF YEAR
-------------------                             ----  ------------  ------------  -----------------

Janus Forty Division -- Class E(b)............  2007     155.59        191.21           69,493.68
                                                2008     191.21        109.63          221,885.49
                                                2009     109.63        154.85          253,674.84

Jennison Growth Division......................  2005       4.12          4.98        5,029,348.40
                                                2006       4.98          5.05        4,487,868.71
                                                2007       5.05          5.57        3,673,940.47
                                                2008       5.57          3.50        3,172,812.14
                                                2009       3.50          4.84        3,232,863.23

Jennison Growth Division (formerly Met/Putnam
  Voyager Division)(a)(i).....................  2000       9.81          7.24        2,554,998.77
                                                2001       7.24          4.94        5,531,366.40
                                                2002       4.94          3.47        5,941,505.29
                                                2003       3.47          4.31        6,162,412.07
                                                2004       4.31          4.47        5,450,290.68
                                                2005       4.47          4.08        2,161,128.90

Lazard Mid Cap Division -- Class E(f).........  2002      11.41          9.70          341,923.65
                                                2003       9.70         12.10          799,157.28
                                                2004      12.10         13.68          970,322.92
                                                2005      13.68         14.62        1,005,845.92
                                                2006      14.62         16.57          995,329.42
                                                2007      16.57         15.94        1,142,363.47
                                                2008      15.94          9.72          826,572.82
                                                2009       9.72         13.14          718,884.06

Legg Mason Partners Aggressive Growth Division
  (formerly Janus Aggressive Growth
  Division)(g)(h).............................  2001      10.03          7.78        1,020,015.78
                                                2002       7.78          5.33        1,506,123.99
                                                2003       5.33          6.82        1,648,866.73
                                                2004       6.82          7.33        1,574,002.37
                                                2005       7.33          8.24        1,656,280.75
                                                2006       8.24          8.01        1,614,625.03
                                                2007       8.01          8.12        1,369,584.31
                                                2008       8.12          4.89        1,212,617.91
                                                2009       4.89          6.45        1,092,007.99

Legg Mason Value Equity Division..............  2006       9.61         10.33        1,119,978.97
                                                2007      10.33          9.62          969,724.42
                                                2008       9.62          4.33          896,959.10
                                                2009       4.33          5.89          819,887.21


                                    B-PPA-70

                                                      BEGINNING OF
                                                          YEAR       END OF YEAR      NUMBER OF
                                                      ACCUMULATION  ACCUMULATION     ACCUMULATION
INVESTMENT DIVISION                             YEAR   UNIT VALUE    UNIT VALUE   UNITS END OF YEAR
-------------------                             ----  ------------  ------------  -----------------

Legg Mason Value Equity (formerly MFS(R)
  Investors Trust Division)(l)................  2001       9.39          8.35          493,892.34
                                                2002       8.35          6.58          795,822.95
                                                2003       6.58          7.92          847,957.83
                                                2004       7.92          8.71        1,131,771.26
                                                2005       8.71          9.22        1,085,989.52
                                                2006       9.22          9.66        1,085,442.01

Loomis Sayles Small Cap Core Division(a)......  2000      25.78         25.52          353,010.95
                                                2001      25.52         22.98          654,098.78
                                                2002      22.98         17.80          759,056.00
                                                2003      17.80         24.00          811,892.64
                                                2004      24.00         27.58          827,904.53
                                                2005      27.58         29.13          863,903.97
                                                2006      29.13         33.58        1,062,695.92
                                                2007      33.58         37.11        1,141,579.05
                                                2008      37.11         23.49          946,120.24
                                                2009      23.49         30.22          815,311.90

Loomis Sayles Small Cap Growth Division
  (formerly Franklin Templeton Small Cap
  Growth Division)(h).........................  2001      10.00          8.80          769,315.91
                                                2002       8.80          6.27        1,420,405.17
                                                2003       6.27          8.98        2,000,694.85
                                                2004       8.98          9.88        1,935,316.84
                                                2005       9.88         10.22        1,816,203.21
                                                2006      10.22         11.10        1,738,741.46
                                                2007      11.10         11.46        1,448,938.94
                                                2008      11.46          6.66        1,171,497.60
                                                2009       6.66          8.55        1,075,731.26

Lord Abbett Bond Debenture Division(d)........  2000      11.16         10.92        5,292,490.49
                                                2001      10.92         10.64        5,375,573.73
                                                2002      10.64         10.65        4,921,032.44
                                                2003      10.65         12.57        5,370,193.55
                                                2004      12.57         13.46        5,243,619.60
                                                2005      13.46         13.54        5,165,041.94
                                                2006      13.54         14.62        5,043,575.97
                                                2007      14.62         15.43        4,832,126.99
                                                2008      15.43         12.43        3,676,124.32
                                                2009      12.43         16.84        3,292,549.80


                                    B-PPA-71

                                                      BEGINNING OF
                                                          YEAR       END OF YEAR      NUMBER OF
                                                      ACCUMULATION  ACCUMULATION     ACCUMULATION
INVESTMENT DIVISION                             YEAR   UNIT VALUE    UNIT VALUE   UNITS END OF YEAR
-------------------                             ----  ------------  ------------  -----------------

Met/AIM Small Cap Growth Division -- Class
  E(f)........................................  2002      11.24          8.51          129,951.06
                                                2003       8.51         11.68          317,056.81
                                                2004      11.68         12.30          323,934.17
                                                2005      12.30         13.17          359,652.74
                                                2006      13.17         14.87          412,746.34
                                                2007      14.87         16.33          483,091.19
                                                2008      16.33          9.88          408,867.14
                                                2009       9.88         13.08          368,774.18

Met/Artisan Mid Cap Value Portfolio (formerly
  Harris Oakmark Focused Value Division)(h)...  2001      23.96         26.80        2,799,889.34
                                                2002      26.80         24.13        5,043,785.97
                                                2003      24.13         31.61        5,303,612.62
                                                2004      31.61         34.32        5,348,530.63
                                                2005      34.32         37.28        5,416,517.15
                                                2006      37.28         41.41        4,400,312.86
                                                2007      41.41         38.10        3,630,036.95
                                                2008      38.10         20.32        2,860,973.23
                                                2009      20.32         28.41        2,472,829.45

Met/Franklin Income Division- Class B(e)......  2008       9.99          7.99          115,774.21
                                                2009       7.99         10.09          244,215.94

Met/Franklin Mutual Shares Division -- Class
  B(e)........................................  2008       9.99          6.60           74,193.66
                                                2009       6.60          8.15          155,959.41

Met/Franklin Templeton Founding Strategy
  Division -- Class B(e)......................  2008       9.99          7.04          124,799.71
                                                2009       7.04          8.94          177,351.74

Met/Templeton Growth Division -- Class B(e)...  2008       9.99          6.57           13,987.08
                                                2009       6.57          8.61           69,053.28

MetLife Aggressive Allocation Division(m).....  2005       9.99         11.17          143,448.17
                                                2006      11.17         12.81          628,238.24
                                                2007      12.81         13.09        1,037,655.76
                                                2008      13.09          7.72        1,047,233.55
                                                2009       7.72         10.06        1,178,904.69

MetLife Conservative Allocation Division(m)...  2005       9.99         10.32          188,218.57
                                                2006      10.32         10.93          774,267.60
                                                2007      10.93         11.42        1,576,957.70
                                                2008      11.42          9.69        1,715,207.60
                                                2009       9.69         11.55        1,625,586.37


                                    B-PPA-72

                                                      BEGINNING OF
                                                          YEAR       END OF YEAR      NUMBER OF
                                                      ACCUMULATION  ACCUMULATION     ACCUMULATION
INVESTMENT DIVISION                             YEAR   UNIT VALUE    UNIT VALUE   UNITS END OF YEAR
-------------------                             ----  ------------  ------------  -----------------

MetLife Conservative to Moderate Allocation
  Division(m).................................  2005       9.99         10.55          824,094.09
                                                2006      10.55         11.44        2,444,325.79
                                                2007      11.44         11.87        4,103,816.75
                                                2008      11.87          9.21        3,893,673.46
                                                2009       9.21         11.28        3,832,155.78

MetLife Mid Cap Stock Index Division(a).......  2000      10.00         10.62        5,492,983.40
                                                2001      10.62         10.36        8,076,481.15
                                                2002      10.36          8.71       10,595,594.77
                                                2003       8.71         11.61       11,375,208.22
                                                2004      11.61         13.30        9,542,988.69
                                                2005      13.30         14.75        9,545,983.38
                                                2006      14.75         16.04        9,101,247.49
                                                2007      16.04         17.08        8,404,888.00
                                                2008      17.08         10.76        7,317,209.10
                                                2009      10.76         14.56        6,375,459.78

MetLife Moderate Allocation Division(m).......  2005       9.99         10.77        1,278,199.61
                                                2006      10.77         11.93        4,488,477.67
                                                2007      11.93         12.32        8,150,373.94
                                                2008      12.32          8.71        7,924,050.77
                                                2009       8.71         10.91        8,271,259.72

MetLife Moderate to Aggressive Allocation
  Division(m).................................  2005       9.99         11.00          653,631.09
                                                2006      11.00         12.44        2,721,042.08
                                                2007      12.44         12.79        4,670,818.40
                                                2008      12.79          8.22        4,739,851.57
                                                2009       8.22         10.51        5,319,309.32

MetLife Stock Index Division..................  2000      44.24         39.61       83,774,775.06
                                                2001      39.61         34.36       80,859,788.01
                                                2002      34.36         26.36       73,948,702.18
                                                2003      26.36         33.38       69,957,451.43
                                                2004      33.38         36.44       67,005,757.64
                                                2005      36.44         37.66       61,189,890.23
                                                2006      37.66         42.95       53,415,209.18
                                                2007      42.95         44.63       46,793,125.59
                                                2008      44.63         27.73       41,165,064.79
                                                2009      27.73         34.57       36,386,774.97


                                    B-PPA-73

                                                      BEGINNING OF
                                                          YEAR       END OF YEAR      NUMBER OF
                                                      ACCUMULATION  ACCUMULATION     ACCUMULATION
INVESTMENT DIVISION                             YEAR   UNIT VALUE    UNIT VALUE   UNITS END OF YEAR
-------------------                             ----  ------------  ------------  -----------------

MFS(R) Research International Division(h).....  2001      10.00          8.73          408,948.10
                                                2002       8.73          7.62          830,010.11
                                                2003       7.62          9.96          972,826.97
                                                2004       9.96         11.77        1,281,111.00
                                                2005      11.77         13.58        1,544,587.53
                                                2006      13.58         17.02        3,004,903.27
                                                2007      17.02         19.10        3,266,917.06
                                                2008      19.10         10.89        3,093,036.34
                                                2009      10.89         14.19        2,576,670.33

MFS(R) Total Return Division -- Class E(k)....  2004      10.04         10.93          541,131.34
                                                2005      10.93         11.12        1,421,406.45
                                                2006      11.12         12.30        1,656,669.08
                                                2007      12.30         12.66        1,844,754.85
                                                2008      12.66          9.72        1,503,685.23
                                                2009       9.72         11.37        1,276,532.14

MFS(R) Value Division (formerly Harris Oakmark
  Large Cap Value Division) (Class E).........  2000       8.93          9.91        4,947,846.22
                                                2001       9.91         11.59       16,421,929.47
                                                2002      11.59          9.83       19,478,227.19
                                                2003       9.83         12.18       18,730,218.69
                                                2004      12.18         13.40       18,015,413.44
                                                2005      13.40         13.05       16,233,194.43
                                                2006      13.05         15.23       13,096,328.20
                                                2007      15.23         14.47       11,260,110.93
                                                2008      14.47          9.51        9,015,165.25
                                                2009       9.51         11.35        7,889,276.85

Morgan Stanley EAFE(R) Index Division.........  2000      13.31         11.24        8,036,839.58
                                                2001      11.24          8.69       11,009,547.78
                                                2002       8.69          7.15       12,551,238.70
                                                2003       7.15          9.72       12,721,141.30
                                                2004       9.72         11.49       10,709,265.38
                                                2005      11.49         12.85       10,291,358.80
                                                2006      12.85         15.96       10,009,139.51
                                                2007      15.96         17.47        9,691,451.32
                                                2008      17.47          9.99        9,244,849.78
                                                2009       9.99         12.70        8,280,090.33


                                    B-PPA-74

                                                      BEGINNING OF
                                                          YEAR       END OF YEAR      NUMBER OF
                                                      ACCUMULATION  ACCUMULATION     ACCUMULATION
INVESTMENT DIVISION                             YEAR   UNIT VALUE    UNIT VALUE   UNITS END OF YEAR
-------------------                             ----  ------------  ------------  -----------------

Neuberger Berman Mid Cap Value Division(e)....  2000      12.46         15.78        7,503,993.47
                                                2001      15.78         15.19        9,095,508.33
                                                2002      15.19         13.56        9,177,123.03
                                                2003      13.56         18.28        9,002,474.29
                                                2004      18.28         22.20       10,311,923.03
                                                2005      22.20         24.61       11,157,958.78
                                                2006      24.61         27.09        9,645,178.22
                                                2007      27.09         27.68        8,313,027.70
                                                2008      27.68         14.39        6,842,820.44
                                                2009      14.39         21.06        5,950,050.72

Oppenheimer Capital Appreciation
  Division -- Class E(m)......................  2005      10.02         10.90           65,709.34
                                                2006      10.90         11.60          164,504.64
                                                2007      11.60         13.11          378,629.14
                                                2008      13.11          7.00          345,969.80
                                                2009       7.00          9.95          398,487.68

Oppenheimer Global Equity Division............  2000      15.36         14.92       11,688,201.09
                                                2001      14.92         12.37       12,089,575.10
                                                2002      12.37         10.26       10,865,939.67
                                                2003      10.26         13.22       10,015,776.03
                                                2004      13.22         15.20        9,062,071.91
                                                2005      15.20         17.44        8,299,074.67
                                                2006      17.44         20.09        7,630,821.47
                                                2007      20.09         21.13        6,775,695.35
                                                2008      21.13         12.44        5,806,119.28
                                                2009      12.44         17.25        5,236,362.78

PIMCO Inflation Protected Bond
  Division -- Class E(k)......................  2006      11.07         11.19          275,595.54
                                                2007      11.19         12.26          512,705.27
                                                2008      12.26         11.29        2,964,993.12
                                                2009      11.29         13.18        3,038,671.40

PIMCO Total Return Division(h)................  2001      10.00         10.54        2,743,375.36
                                                2002      10.54         11.41        8,937,157.32
                                                2003      11.41         11.78        9,775,130.99
                                                2004      11.78         12.24        9,739,304.35
                                                2005      12.24         12.39       10,726,181.77
                                                2006      12.39         12.83        9,738,333.89
                                                2007      12.83         13.66        9,031,493.16
                                                2008      13.66         13.58        8,058,238.47
                                                2009      13.58         15.88        8,087,442.29


                                    B-PPA-75

                                                      BEGINNING OF
                                                          YEAR       END OF YEAR      NUMBER OF
                                                      ACCUMULATION  ACCUMULATION     ACCUMULATION
INVESTMENT DIVISION                             YEAR   UNIT VALUE    UNIT VALUE   UNITS END OF YEAR
-------------------                             ----  ------------  ------------  -----------------

RCM Technology Division(h)....................  2001      10.00          7.44        2,035,812.35
                                                2002       7.44          3.63        2,782,939.06
                                                2003       3.63          5.66        6,376,247.06
                                                2004       5.66          5.35        5,501,859.59
                                                2005       5.35          5.88        4,228,975.17
                                                2006       5.88          6.13        3,454,200.32
                                                2007       6.13          7.97        4,717,495.64
                                                2008       7.97          4.39        3,642,828.30
                                                2009       4.39          6.90        4,293,960.56

Russell 2000(R) Index Division................  2000      12.76         12.12        9,115,306.21
                                                2001      12.12         12.08        9,631,936.53
                                                2002      12.08          9.48       10,366,900.22
                                                2003       9.48         13.68       10,958,250.07
                                                2004      13.68         15.92        9,451,696.59
                                                2005      15.92         16.43        8,754,592.87
                                                2006      16.43         19.14        8,072,694.14
                                                2007      19.14         18.62        6,978,885.59
                                                2008      18.62         12.23        6,134,569.32
                                                2009      12.23         15.22        5,450,291.46

SSgA Growth and Income ETF Division -- Class E
  (formerly Cyclical Growth ETF Division)(n)..  2006      10.52         11.19           88,583.75
                                                2007      11.19         11.66          140,911.56
                                                2008      11.66          8.64          263,522.13
                                                2009       8.64         10.67          407,324.99

SSgA Growth ETF Division -- Class E (formerly
  Cyclical Growth and Income ETF
  Division)(n)................................  2006      10.73         11.45           91,935.45
                                                2007      11.45         11.96          231,625.81
                                                2008      11.96          7.92          242,057.69
                                                2009       7.92         10.12          306,959.98

T. Rowe Price Large Cap Growth Division.......  2000      13.28         13.05       12,475,035.45
                                                2001      13.05         11.62       12,076,371.68
                                                2002      11.62          8.80       10,694,929.98
                                                2003       8.80         11.38       10,541,864.12
                                                2004      11.38         12.35        9,724,947.38
                                                2005      12.35         13.00        8,796,101.44
                                                2006      13.00         14.54        7,871,871.62
                                                2007      14.54         15.71        7,073,408.29
                                                2008      15.71          9.02        6,007,337.75
                                                2009       9.02         12.78        5,542,526.79


                                    B-PPA-76

                                                      BEGINNING OF
                                                          YEAR       END OF YEAR      NUMBER OF
                                                      ACCUMULATION  ACCUMULATION     ACCUMULATION
INVESTMENT DIVISION                             YEAR   UNIT VALUE    UNIT VALUE   UNITS END OF YEAR
-------------------                             ----  ------------  ------------  -----------------

T. Rowe Price Mid Cap Growth Division(h)......  2001      10.00          8.42        1,519,541.80
                                                2002       8.42          4.66        2,342,444.54
                                                2003       4.66          6.31        3,462,508.51
                                                2004       6.31          7.36        4,025,972.23
                                                2005       7.36          8.35        4,625,637.29
                                                2006       8.35          8.79        4,609,458.23
                                                2007       8.79         10.23        5,476,081.30
                                                2008      10.23          6.10        4,599,977.07
                                                2009       6.10          8.79        4,236,085.28

T. Rowe Price Small Cap Growth Division.......  2000      15.18         13.63       19,426,509.14
                                                2001      13.63         12.25       18,640,690.09
                                                2002      12.25          8.87       16,726,708.19
                                                2003       8.87         12.34       15,888,034.59
                                                2004      12.34         13.54       14,106,480.59
                                                2005      13.54         14.84       12,499,093.59
                                                2006      14.84         15.23       10,952,074.15
                                                2007      15.23         16.53        9,232,558.59
                                                2008      16.53         10.41        8,125,408.15
                                                2009      10.41         14.29        7,354,441.18

Western Asset Management Strategic Bond
  Opportunities Division(h)...................  2001      15.75         16.21          494,149.70
                                                2002      16.21         17.55        1,215,682.90
                                                2003      17.55         19.52        2,157,417.54
                                                2004      19.52         20.55        2,415,030.07
                                                2005      20.55         20.88        3,189,637.82
                                                2006      20.88         21.66        3,134,717.60
                                                2007      21.66         22.26        2,757,390.17
                                                2008      22.26         18.68        2,080,638.76
                                                2009      18.68         24.40        1,833,405.08

Western Asset Management U.S. Government
  Division(h).................................  2001      14.55         15.07        1,178,712.83
                                                2002      15.07         16.07        3,843,943.28
                                                2003      16.07         16.13        3,166,378.15
                                                2004      16.13         16.41        2,998,468.25
                                                2005      16.41         16.49        3,099,509.59
                                                2006      16.49         16.96        2,936,402.41
                                                2007      16.96         17.48        2,695,323.23
                                                2008      17.48         17.21        2,209,994.43
                                                2009      17.21         17.73        1,924,272.51




---------
Notes:
a     Inception Date: July 5, 2000.
b     Inception Date: April 30, 2007.


                                    B-PPA-77
c The assets of State Street Research Income Division were merged into this investment division on April 29, 2002. Accumulation unit values prior to April 29, 2002 are those of State Street Research Income Division.
d The assets of Loomis Sayles High Yield Bond Division were merged into this investment division on April 29, 2002. Accumulation unit values prior to April 29, 2002 are those of Loomis Sayles High Yield Bond Division.
e     Inception Date: April 28, 2008.
f     Inception Date: May 1, 2002.
g The assets of the Janus Growth Division were merged into the Janus Aggressive Growth Division on April 28, 2003. Accumulation unit values prior to April 28, 2003 are those of Janus Growth Division.
h     Inception Date: May 1, 2001.
i The investment division with the name FI Mid Cap Opportunities was merged into the Janus Mid Cap Division prior to the opening of business on May 3, 2004 and was renamed FI Mid Cap Opportunities. The investment division with the name FI Mid Cap Opportunities on April 30, 2004 ceased to exist. The Accumulation unit values history prior to May 1, 2004 is that of the Janus Mid Cap Division.
j The assets in Met/Putnam Voyager investment division were merged into Jennison Growth Division prior to the opening of business on May 2, 2005. The Met/Putnam Voyager investment division is no longer available.
k     Inception Date: May 1, 2004.
l The assets of the MFS(R) Investors Trust Division were merged into the Legg Mason Value Equity Division prior to the opening of business on May 1, 2006. Accumulation unit values prior to May 1, 2006 are those of MFS(R) Investors Trust Division.
m     Inception Date: May 1, 2005.
n     Inception Date: May 1, 2006.
o The assets of BlackRock Large Cap Division (formerly BlackRock Investment Trust Division) of the Metropolitan Fund were merged into the BlackRock Large Cap Core Division of the Met Investors Fund on April 30, 2007. Accumulation unit values prior to April 30, 2007 are those of the BlackRock Large Cap Division.
* We are waiving a portion of the Separate Account charge for the investment division investing in the BlackRock Large Cap Core Portfolio. Please see the Table of Expenses for more information.


                                    B-PPA-78

                                   APPENDIX C

--------------------------------------------------------------------------------

                       PORTFOLIO LEGAL AND MARKETING NAMES

        SERIES FUND/TRUST                 PORTFOLIO/SERIES                   MARKETING NAME
--------------------------------  --------------------------------  --------------------------------




American Funds Insurance          Bond Fund                         American Funds Bond Fund
  Series(R)
American Funds Insurance          Global Small Capitalization Fund  American Funds Global Small
  Series(R)                                                              Capitalization Fund
American Funds Insurance          Growth-Income Fund                American Funds Growth-Income
  Series(R)                                                              Fund
American Funds Insurance          Growth Fund                       American Funds Growth Fund
  Series(R)
Metropolitan Series Fund, Inc.    FI Value Leaders Portfolio        FI Value Leaders Portfolio
                                                                         (Fidelity)




                                    B-PPA-79

                      THIS PAGE INTENTIONALLY LEFT  BLANK.

                                   APPENDIX D

--------------------------------------------------------------------------------

WHAT YOU NEED TO KNOW IF YOU ARE A TEXAS OPTIONAL RETIREMENT PROGRAM PARTICIPANT

If you are a participant in the Texas Optional Retirement Program, Texas law permits us to make withdrawals on your behalf only if you die, retire or terminate employment in all Texas institutions of higher education, as defined under Texas law. Any withdrawal you ask for requires a written statement from the appropriate Texas institution of higher education verifying your vesting status and (if applicable) termination of employment. Also, we require a written statement from you that you are not transferring employment to another Texas institution of higher education. If you retire or terminate employment in all Texas institutions of higher education or die before being vested, amounts provided by the state's matching contribution will be refunded to the appropriate Texas institution. We may change these restrictions or add others without your consent to the extent necessary to maintain compliance with the law.


                                    B-PPA-81

                      THIS PAGE INTENTIONALLY LEFT  BLANK.

                                   APPENDIX E

--------------------------------------------------------------------------------

          TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION


                                                                                   PAGE
                                                                                   ----
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM..................................       2
SERVICES.......................................................................       2
PRINCIPAL UNDERWRITER..........................................................       2
DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT..............................       2
EXPERIENCE FACTOR..............................................................       3
VARIABLE INCOME PAYMENTS.......................................................       3
CALCULATING THE ANNUITY UNIT VALUE.............................................       4
ADVERTISEMENT OF THE SEPARATE ACCOUNT..........................................       6
VOTING RIGHTS..................................................................       8
ERISA..........................................................................       9
TAXES..........................................................................       9
WITHDRAWALS....................................................................      14
FINANCIAL STATEMENTS OF THE SEPARATE ACCOUNT...................................       1
FINANCIAL STATEMENTS OF METLIFE................................................     F-1





                                    B-PPA-83

                      THIS PAGE INTENTIONALLY LEFT  BLANK.

                           REQUEST FOR A STATEMENT OF
                    ADDITIONAL INFORMATION/CHANGE OF ADDRESS

If you would like any of the following Statements of Additional Information, or have changed your address, please check the appropriate box below and return to the address below.

    [ ] Metropolitan Life Separate Account E

    [ ] Metropolitan Series Fund, Inc.

    [ ] Met Investors Series Trust

    [ ] American Funds Insurance Series(R)

    [ ] Calvert Variable Series, Inc.

    [ ] I have changed my address. My current address is:




------------------------------------------        Name -------------------------------------
              (Contract Number)

                                                  Address ----------------------------------


------------------------------------------
                 (Signature)                      ------------------------------------------
                                                                                         zip



Metropolitan Life Insurance Company
P.O. Box 10342
Des Moines, IA 50306-0342


                                    B-PPA-85

                                                                     MAY 1, 2010

              PREFERENCE PLUS(R) ACCOUNT VARIABLE ANNUITY CONTRACTS

                  ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY

This Prospectus describes individual and group Preference Plus Account Contracts for deferred variable annuities ("Deferred Annuities") and Preference Plus immediate variable income annuities ("Income Annuities"). We no longer offer the Deferred Annuity and Income Annuity. However, Contract owners and participants may continue to make additional purchase payments and new participants may enroll under any issued group contract.

You decide how to allocate your money among the various available investment choices. The investment choices available to you are listed in the Contract for your Deferred Annuity or Income Annuity. Your choices may include the Fixed Interest Account/Fixed Income Option (not described in this Prospectus) and investment divisions available through Metropolitan Life Separate Account E which, in turn, invest in the following corresponding Portfolios of the Metropolitan Series Fund, Inc. ("Metropolitan Fund"), Portfolios of the Met Investors Series Trust ("Met Investors Fund") and funds of the American Funds Insurance Series(R) ("American Funds(R)"). For convenience, the portfolios and the funds are referred to as Portfolios in this Prospectus.

AMERICAN FUNDS((R))                                BlackRock Large Cap Value
  American Funds Global Small Capitalization       BlackRock Legacy Large Cap Growth
  American Funds Growth                            Davis Venture Value
  American Funds Growth-Income                     FI Value Leaders
MET INVESTORS FUND                                 Jennison Growth
  BlackRock Large Cap Core                         Loomis Sayles Small Cap Core
  Clarion Global Real Estate                       Loomis Sayles Small Cap Growth
  Harris Oakmark International                     Met/Artisan Mid Cap Value
  Invesco Small Cap Growth                         MetLife Aggressive Allocation
  Janus Forty                                      MetLife Conservative Allocation
  Lazard Mid Cap                                   MetLife Conservative to Moderate Allocation
  Legg Mason ClearBridge Aggressive Growth         MetLife Mid Cap Stock Index
  Legg Mason Value Equity                          MetLife Moderate Allocation
  Lord Abbett Bond Debenture                       MetLife Moderate to Aggressive Allocation
  MFS(R) Research International                    MetLife Stock Index
  Morgan Stanley Mid Cap Growth                    MFS(R) Total Return
  Oppenheimer Capital Appreciation                 MFS(R) Value
  PIMCO Total Return                               Morgan Stanley EAFE(R) Index
  RCM Technology                                   Neuberger Berman Genesis
  T. Rowe Price Mid Cap Growth                     Neuberger Berman Mid Cap Value
METROPOLITAN FUND                                  Oppenheimer Global Equity
  Artio International Stock                        Russell 2000(R) Index
  Barclays Capital Aggregate Bond Index            T. Rowe Price Large Cap Growth
  BlackRock Aggressive Growth                      T. Rowe Price Small Cap Growth
  BlackRock Bond Income                            Western Asset Management Strategic Bond
  BlackRock Diversified                               Opportunities
                                                   Western Asset Management U.S. Government


Certain Portfolios have been subject to a name change. Please see Appendix A-1 "Additional Information Regarding the Portfolios".

DEFERRED ANNUITIES AVAILABLE:
  - Non-Qualified
  - Traditional IRA
  - Roth IRA
  - Unallocated Keogh


INCOME ANNUITIES AVAILABLE:
  - Non-Qualified
  - Traditional IRA
  - Roth IRA
  - Unallocated Keogh


A WORD ABOUT INVESTMENT RISK:
An investment in any of these variable annuities involves investment risk. You could lose money you invest. Money invested is NOT:
  - a bank deposit or obligation;
  - federally insured or guaranteed; or
  - endorsed by any bank or other financial institution.

HOW TO LEARN MORE:
Before investing, read this Prospectus. The Prospectus contains information about the Deferred Annuities, Income Annuities and Metropolitan Life Separate Account E which you should know before investing. Keep this Prospectus for future reference. For more information, request a copy of the Statement of Additional Information ("SAI"), dated May 1, 2010. The SAI is considered part of this Prospectus as though it were included in the Prospectus. The Table of Contents of the SAI appears on page C-PPA-77 of this Prospectus. To view or download the SAI, go to our website www.MetLife.com. To request a free copy of the SAI or to ask questions, write or call:

Metropolitan Life Insurance Company
P.O. Box 10342
Des Moines, IA 50306-0342
Phone: (800) 638-7732

The Securities and Exchange Commission has a website (http://www.sec.gov), which you may visit to view this Prospectus, SAI and other information. The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation otherwise is a criminal offense.

                          PROSPECTUS DATED MAY 1, 2010

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
IMPORTANT TERMS YOU SHOULD KNOW.........................................  C-PPA-3
TABLE OF EXPENSES.......................................................  C-PPA-5
ACCUMULATION UNIT VALUES TABLE..........................................  C-PPA-10
METLIFE.................................................................  C-PPA-11
METROPOLITAN LIFE SEPARATE ACCOUNT E....................................  C-PPA-11
VARIABLE ANNUITIES......................................................  C-PPA-11
A Deferred Annuity......................................................  C-PPA-12
An Income Annuity.......................................................  C-PPA-12
YOUR INVESTMENT CHOICES.................................................  C-PPA-12
Certain Payments We Receive with Regard to the Portfolios...............  C-PPA-17
DEFERRED ANNUITIES......................................................  C-PPA-18
The Deferred Annuity and Your Retirement Plan...........................  C-PPA-18
Automated Investment Strategies.........................................  C-PPA-18
Purchase Payments.......................................................  C-PPA-19
  Allocation of Purchase Payments.......................................  C-PPA-19
  Automated Purchase Payments...........................................  C-PPA-19
  Limits on Purchase Payments...........................................  C-PPA-20
The Value of Your Investment............................................  C-PPA-20
Transfers...............................................................  C-PPA-21
Access To Your Money....................................................  C-PPA-23
  Systematic Withdrawal Program.........................................  C-PPA-23
  Minimum Distribution..................................................  C-PPA-24
Contract Fee ...........................................................  C-PPA-24
Charges.................................................................  C-PPA-25
  Insurance-Related or Separate Account Charge..........................  C-PPA-25
  Investment-Related Charge.............................................  C-PPA-25
Premium and Other Taxes.................................................  C-PPA-25
Early Withdrawal Charges................................................  C-PPA-26
  When No Early Withdrawal Charge Applies...............................  C-PPA-26
  When A Different Early Withdrawal Charge May Apply....................  C-PPA-28
Free Look...............................................................  C-PPA-29
Death Benefit...........................................................  C-PPA-29
Pay-out Options (or Income Options).....................................  C-PPA-30
INCOME ANNUITIES........................................................  C-PPA-31
Income Payment Types....................................................  C-PPA-31
Minimum Size of Your Income Payment.....................................  C-PPA-33
Allocation..............................................................  C-PPA-33
The Value of Your Income Payments.......................................  C-PPA-33
Reallocations...........................................................  C-PPA-34
Contract Fee............................................................  C-PPA-37
Charges.................................................................  C-PPA-37
  Insurance-Related Charge or Separate Account Charge...................  C-PPA-37
  Investment-Related Charge.............................................  C-PPA-38
Premium and Other Taxes.................................................  C-PPA-38
Free Look...............................................................  C-PPA-38
GENERAL INFORMATION.....................................................  C-PPA-38
Administration..........................................................  C-PPA-38
  Purchase Payments.....................................................  C-PPA-38
  Confirming Transactions...............................................  C-PPA-39
  Processing Transactions...............................................  C-PPA-39
  By Telephone or Internet..............................................  C-PPA-39
  After Your Death......................................................  C-PPA-40
  Misstatement..........................................................  C-PPA-40
  Third Party Requests..................................................  C-PPA-40
  Valuation -- Suspension of Payments...................................  C-PPA-41
Advertising Performance.................................................  C-PPA-41
Changes to Your Deferred Annuity or Income Annuity......................  C-PPA-42
Voting Rights...........................................................  C-PPA-43
Who Sells the Deferred Annuities and Income Annuities...................  C-PPA-43
Financial Statements....................................................  C-PPA-45
Your Spouse's Rights....................................................  C-PPA-46
When We Can Cancel Your Deferred Annuity or Income Annuity..............  C-PPA-46
INCOME TAXES............................................................  C-PPA-46
LEGAL PROCEEDINGS.......................................................  C-PPA-57
APPENDIX A: PREMIUM TAX TABLE...........................................  C-PPA-59
APPENDIXA-1: ADDITIONAL INFORMATION REGARDING THE PORTFOLIOS............  C-PPA-61
APPENDIX B: ACCUMULATION UNIT VALUES FOR EACH INVESTMENT DIVISION.......  C-PPA-63
APPENDIX C: PORTFOLIO LEGAL AND MARKETING NAMES.........................  C-PPA-75
APPENDIX D: TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL
  INFORMATION...........................................................  C-PPA-77



The Deferred Annuities or Income Annuities are not intended to be offered anywhere that they may not be lawfully offered and sold. MetLife has not authorized any information or representations about the Deferred Annuities or Income Annuities other than the information in this Prospectus, supplements to the Prospectus or any supplemental sales material we authorize.


                                     C-PPA-2

                         IMPORTANT TERMS YOU SHOULD KNOW

ACCOUNT BALANCE -- When you purchase a Deferred Annuity, an account is set up for you. Your Account Balance is the total amount of money credited to you under your Deferred Annuity including money in the investment divisions of the Separate Account and the Fixed Interest Account.

ACCUMULATION UNIT VALUE -- With a Deferred Annuity, money paid-in or transferred into an investment division of the Separate Account is credited to you in the form of accumulation units. Accumulation units are established for each investment division. We determine the value of these accumulation units at the close of the Exchange (see definition below) each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.

ANNUITY UNIT VALUE -- With an Income Annuity or variable pay-out option, the money paid-in or reallocated into an investment division of the Separate Account is held in the form of annuity units. Annuity units are established for each investment division. We determine the value of these annuity units at the close of the Exchange each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.

ASSUMED INVESTMENT RETURN (AIR) -- Under an Income Annuity or variable pay-out option, the AIR is the assumed percentage rate of return used to determine the amount of the first variable income payment. The AIR is also the benchmark that is used to calculate the investment performance of a given investment division to determine all subsequent payments to you.

CONTRACT -- A Contract is the legal agreement between you and MetLife or between MetLife and the employer, plan trustee or other entity, or the certificate issued to you under a group annuity contract. This document contains relevant provisions of your Deferred Annuity or Income Annuity. MetLife issues Contracts for each of the annuities described in this Prospectus.

CONTRACT YEAR -- Generally, the Contract Year for a Deferred Annuity is the period ending on the last day of the month in which the anniversary of when we issued the annuity occurs and each following 12 month period. However, for the unallocated Keogh Deferred Annuity depending on underwriting and plan requirements, the first Contract Year may range from the initial three to 15 month period after the contract is issued.

EARLY WITHDRAWAL CHARGE -- The early withdrawal charge is an amount we deduct from your Account Balance if you withdraw money prematurely from a Deferred Annuity. This charge is often referred to as a deferred sales load or back-end sales load.

EXCHANGE -- In this Prospectus, the New York Stock Exchange is referred to as the "Exchange."

GOOD ORDER -- A request or transaction generally is considered in "Good Order" if it complies with our administrative procedures and the required information is complete and accurate. A request or transaction may be rejected or delayed if not in Good Order. If you have any questions, you should contact us or your sales representative before submitting the form or request.

INVESTMENT DIVISION -- Investment divisions are subdivisions of the Separate Account. When you allocate a purchase payment, transfer money or make reallocations of your income payment to an investment division, the investment division purchases shares of a Portfolio (with the same name) within the Metropolitan Fund, Met Investors Fund or American Funds(R).

METLIFE -- MetLife is Metropolitan Life Insurance Company, which is the company that issues the Deferred Annuities and Income Annuities. Throughout this Prospectus, MetLife is also referred to as "we," "us" or "our."

METLIFE DESIGNATED OFFICE -- The MetLife Designated Office is the MetLife office that will generally handle the administration of all your requests concerning your Deferred Annuity or Income Annuity. Your quarterly statement, payment statement and/or check stub will indicate the address of your MetLife Designated Office. The telephone number to call to initiate a request is 1-800-638-7732.


                                     C-PPA-3

SEPARATE ACCOUNT -- A separate account is an investment account. All assets contributed to investment divisions under the Deferred Annuities and Income Annuities are pooled in the Separate Account and maintained for the benefit of investors in Deferred Annuities and Income Annuities.

VARIABLE ANNUITY -- An annuity in which returns/income payments are based upon the performance of investments such as stocks and bonds held by one or more underlying Portfolios. You assume the investment risk for any amounts allocated to the investment divisions in a variable annuity.

YOU -- In this Prospectus, depending on the context, "you" may mean either the purchaser of the Deferred Annuity or Income Annuity, or the participant or annuitant for whom money is invested under group arrangements. In cases where we are referring to giving instructions or making payments to us for the unallocated Keogh Deferred Annuity, "you" means the trustee of the Keogh plan.


                                     C-PPA-4

                                TABLE OF EXPENSES

--------------------------------------------------------------------------------

             PREFERENCE PLUS DEFERRED ANNUITIES AND INCOME ANNUITIES

The following tables describe the fees and expenses you will pay when you buy, hold or withdraw amounts from your Deferred Annuity or Income Annuity. The first table describes charges you will pay at the time you purchase the Deferred Annuity or Income Annuity, make withdrawals from your Deferred Annuity or make transfers/reallocations between the investment divisions of your Deferred Annuity or Income Annuity. The tables do not show premium and other taxes which may apply. There are no fees for the Fixed Income Option.

CONTRACT OWNER TRANSACTION EXPENSES

SALES LOAD IMPOSED ON PURCHASE PAYMENTS.............................   None
EARLY WITHDRAWAL CHARGE.............................................   Up to 7%
(as a percentage of each purchase payment funding the withdrawal during the pay-in phase)(1)
EXCHANGE FEE FOR DEFERRED ANNUITIES.................................   None
SURRENDER FEE FOR DEFERRED ANNUITIES................................   None
INCOME ANNUITY CONTRACT FEE.........................................   None
TRANSFER FEE........................................................   None


---------
1 An early withdrawal charge of up to 7% may apply if you withdraw purchase payments within 7 years of when they were credited to your Deferred Annuity. The charge on purchase payments is calculated according to the following schedule:

DURING PURCHASE PAYMENT YEAR    PERCENTAGE
----------------------------    ----------
              1                     7%
              2                     6%
              3                     5%
              4                     4%
              5                     3%
              6                     2%
              7                     1%
         THEREAFTER                 0%


There are times when the early withdrawal charge does not apply to amounts that are withdrawn from a Deferred Annuity. For example, each Contract Year you may take the greater of 10% (20% under certain Deferred Annuities) of your Account Balance or your purchase payments made over 7 years ago free of early withdrawal charges.

The second table describes the fees and expenses that you will bear periodically during the time you hold the Deferred Annuity or Income Annuity, but does not include fees and expenses for the Portfolios.

ANNUAL CONTRACT FEE FOR DEFERRED ANNUITIES (2)......................   None
SEPARATE ACCOUNT CHARGE(3)
(as a percentage of your average account value)
General Administrative Expenses Charge..............................   .20%
Mortality and Expense Risk Charge...................................   .75%
TOTAL SEPARATE ACCOUNT ANNUAL CHARGE(3)
Current and Maximum Guaranteed Charge:..............................   .95%


2 A $20 annual contract fee is imposed on money in the Fixed Interest Account. This fee may be waived under certain circumstances.
3 Pursuant to the terms of the Contract, our total Separate Account charge will not exceed .95% of your average balance in the investment divisions for the Deferred Annuities or the amount of underlying Portfolio shares we have designated in the investment divisions to generate your income payments for the Income Annuity. For purposes of presentation here, we estimated the allocation between general administrative expenses and the mortality and expense risk charge.


                                     C-PPA-5

We are waiving 0.08% of the Separate Account Charge for the investment division investing in the BlackRock Large-Cap Core Portfolio of the Met Investors Fund.

The third table shows the minimum and maximum total operating expenses charged by the Portfolios, as well as the operating expenses for each Portfolio, that you may bear periodically while you hold the Contract. Certain Portfolios may impose a redemption fee in the future. All of the Portfolios listed below are Class A except for the Portfolios of the American Funds(R), which are Class 2 Portfolios. More details concerning the Metropolitan Fund, the Met Investors Fund and the American Funds(R) fees and expenses are contained in their respective prospectuses. Current prospectuses for the Portfolios can be obtained by calling 800 638-7732.

                                                                         MINIMUM    MAXIMUM
                                                                         -------    -------
TOTAL ANNUAL AMERICAN FUNDS((R)), MET INVESTORS FUND AND METROPOLITAN
  FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets, including management        0.28%      1.48%
  fees, distribution and/or service (12b-1) fees, and other
  expenses)..........................................................


PORTFOLIO FEES AND EXPENSES FOR FISCAL YEAR ENDING DECEMBER 31, 2009 (as a percentage of average daily net assets)

                                               DISTRIBUTION                                  TOTAL    CONTRACTUAL FEE   NET TOTAL
                                                  AND/OR                                     ANNUAL        WAIVER        ANNUAL
                                   MANAGEMENT     SERVICE      OTHER   ACQUIRED FUND FEES  OPERATING   AND/OR EXPENSE   OPERATING
                                       FEE     (12B-1) FEES  EXPENSES     AND EXPENSES*     EXPENSES   REIMBURSEMENT   EXPENSES**
                                   ----------  ------------  --------  ------------------  ---------  ---------------  ----------
AMERICAN FUNDS(R) -- CLASS 2
  American Funds Global Small
     Capitalization Fund.........     0.72%        0.25%       0.04%            --            1.01%           --          1.01%
  American Funds Growth Fund.....     0.33%        0.25%       0.02%            --            0.60%           --          0.60%
  American Funds Growth-Income
     Fund........................     0.28%        0.25%       0.01%            --            0.54%           --          0.54%
MET INVESTORS FUND -- CLASS A
  BlackRock Large Cap Core
     Portfolio...................     0.59%          --        0.06%            --            0.65%           --          0.65%
  Clarion Global Real Estate
     Portfolio...................     0.64%          --        0.09%            --            0.73%           --          0.73%
  Harris Oakmark International
     Portfolio...................     0.79%          --        0.05%            --            0.84%           --          0.84%
  Invesco Small Cap Growth
     Portfolio...................     0.86%          --        0.04%            --            0.90%           --          0.90%
  Janus Forty Portfolio..........     0.64%          --        0.04%            --            0.68%           --          0.68%
  Lazard Mid Cap Portfolio.......     0.70%          --        0.04%            --            0.74%           --          0.74%
  Legg Mason ClearBridge
     Aggressive Growth
     Portfolio...................     0.64%          --        0.03%            --            0.67%           --          0.67%
  Legg Mason Value Equity
     Portfolio...................     0.64%          --        0.07%            --            0.71%           --          0.71%
  Lord Abbett Bond Debenture
     Portfolio...................     0.51%          --        0.04%            --            0.55%           --          0.55%
  MFS(R) Research International
     Portfolio...................     0.71%          --        0.10%            --            0.81%           --          0.81%
  Morgan Stanley Mid Cap Growth
     Portfolio...................     0.70%          --        0.20%            --            0.90%           --          0.90%
  Oppenheimer Capital
     Appreciation Portfolio......     0.60%          --        0.07%            --            0.67%           --          0.67%
  PIMCO Total Return Portfolio...     0.48%          --        0.04%            --            0.52%           --          0.52%
  RCM Technology Portfolio.......     0.88%          --        0.08%            --            0.96%           --          0.96%
  T. Rowe Price Mid Cap Growth
     Portfolio...................     0.75%          --        0.04%            --            0.79%           --          0.79%
METROPOLITAN FUND -- CLASS A
  Artio International Stock
     Portfolio...................     0.83%          --        0.13%          0.03%           0.99%         0.03%         0.96%(1)
  Barclays Capital Aggregate Bond
     Index Portfolio.............     0.25%          --        0.05%            --            0.30%         0.01%         0.29%(2)
  BlackRock Aggressive Growth
     Portfolio...................     0.73%          --        0.06%            --            0.79%           --          0.79%
  BlackRock Bond Income
     Portfolio...................     0.38%          --        0.05%            --            0.43%         0.03%         0.40%(3)
  BlackRock Diversified
     Portfolio...................     0.46%          --        0.06%            --            0.52%           --          0.52%
  BlackRock Large Cap Value
     Portfolio...................     0.64%          --        0.03%            --            0.67%           --          0.67%
  BlackRock Legacy Large Cap
     Growth Portfolio............     0.73%          --        0.10%            --            0.83%         0.01%         0.82%(4)
  Davis Venture Value Portfolio..     0.71%          --        0.03%            --            0.74%         0.05%         0.69%(5)
  FI Value Leaders Portfolio.....     0.67%          --        0.10%            --            0.77%           --          0.77%


                                     C-PPA-6

                                               DISTRIBUTION                                  TOTAL    CONTRACTUAL FEE   NET TOTAL
                                                  AND/OR                                     ANNUAL        WAIVER        ANNUAL
                                   MANAGEMENT     SERVICE      OTHER   ACQUIRED FUND FEES  OPERATING   AND/OR EXPENSE   OPERATING
                                       FEE     (12B-1) FEES  EXPENSES     AND EXPENSES*     EXPENSES   REIMBURSEMENT   EXPENSES**
                                   ----------  ------------  --------  ------------------  ---------  ---------------  ----------
  Jennison Growth Portfolio......     0.62%          --        0.04%            --            0.66%         0.04%         0.62%(6)
  Loomis Sayles Small Cap Core
     Portfolio...................     0.90%          --        0.09%            --            0.99%         0.05%         0.94%(7)
  Loomis Sayles Small Cap Growth
     Portfolio...................     0.90%          --        0.45%            --            1.35%         0.05%         1.30%(8)
  Met/Artisan Mid Cap Value
     Portfolio...................     0.82%          --        0.05%            --            0.87%           --          0.87%(9)
  MetLife Aggressive Allocation
     Portfolio...................     0.10%          --        0.04%          0.74%           0.88%         0.04%         0.84%(10)
  MetLife Conservative Allocation
     Portfolio...................     0.10%          --        0.02%          0.58%           0.70%         0.02%         0.68%(10)
  MetLife Conservative to
     Moderate Allocation
     Portfolio...................     0.09%          --        0.01%          0.63%           0.73%           --          0.73%(11)
  MetLife Mid Cap Stock Index
     Portfolio...................     0.25%          --        0.10%          0.01%           0.36%         0.01%         0.35%(2)
  MetLife Moderate Allocation
     Portfolio...................     0.07%          --          --           0.67%           0.74%           --          0.74%(11)
  MetLife Moderate to Aggressive
     Allocation Portfolio........     0.07%          --          --           0.71%           0.78%           --          0.78%(11)
  MetLife Stock Index Portfolio..     0.25%          --        0.03%            --            0.28%         0.01%         0.27%(2)
  MFS(R) Total Return Portfolio..     0.54%          --        0.06%            --            0.60%           --          0.60%
  MFS(R) Value Portfolio.........     0.71%          --        0.03%            --            0.74%         0.08%         0.66%(12)
  Morgan Stanley EAFE(R) Index
     Portfolio...................     0.30%          --        0.14%          0.01%           0.45%         0.01%         0.44%(13)
  Neuberger Berman Genesis
     Portfolio...................     0.85%          --        0.09%            --            0.94%         0.03%         0.91%(14)
  Neuberger Berman Mid Cap Value
     Portfolio...................     0.65%          --        0.07%            --            0.72%           --          0.72%
  Oppenheimer Global Equity
     Portfolio...................     0.53%          --        0.11%            --            0.64%           --          0.64%
  Russell 2000(R) Index
     Portfolio...................     0.25%          --        0.10%            --            0.35%         0.01%         0.34%(2)
  T. Rowe Price Large Cap Growth
     Portfolio...................     0.60%          --        0.07%            --            0.67%           --          0.67%
  T. Rowe Price Small Cap Growth
     Portfolio...................     0.51%          --        0.11%            --            0.62%           --          0.62%
  Western Asset Management
     Strategic Bond Opportunities
     Portfolio...................     0.62%          --        0.07%            --            0.69%         0.04%         0.65%(15)
  Western Asset Management U.S.
     Government Portfolio........     0.48%          --        0.04%            --            0.52%         0.01%         0.51%(16)



---------
* Acquired Fund Fees and Expenses are fees and expenses incurred indirectly by a portfolio as a result of investing in shares of one or more underlying portfolios.
** Net Total Annual Operating Expenses do not reflect: (1) voluntary waivers of fees or expenses; (2) contractual waivers that are in effect for less than one year from the date of this Prospectus; or (3) expense reductions resulting from custodial fee credits or directed brokerage arrangements.

..
(1) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.81% for the first $500 million of the Portfolio's average daily net assets and 0.78% for the next $500 million.
(2) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to 0.243%.
(3) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.37% for the first $1 billion of the Portfolio's average daily net assets, 0.325% for amounts over $1 billion but less than $3.4 billion and 0.25% on amounts over $3.4 billion.
(4) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.705% for amounts over $300 million but less than $1 billion.
(5) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.75% for the first $50 million of the Portfolio's average daily net assets and 0.70% for the next $450 million and 0.65% for the next $4 billion and 0.625% for amounts over $4.5 billion.
(6) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.70% for the first $200 million of the Portfolio's average daily net assets and 0.65% for the next $100 million and 0.60% for the next $200 million and 0.55% for the next $1.3 billion and 0.52% for the next $200 million and 0.47% for amounts over $2 billion.
(7) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.85% for the first $500 million of the Portfolio's average daily net assets and 0.80% for amounts over $500 million.
(8) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.85% for the first $100 million of the Portfolio's average daily net assets and 0.80% for amounts over $100 million.


                                     C-PPA-7

(9) Pursuant to an amended advisory agreement, management fees have been restated to reflect current fees as if they were in effect during the entire fiscal year ended December 31, 2009.

(10) The Portfolio is a "fund of funds" that invests substantially all of its assets in other portfolios of the Met Investors Series Trust and the Metropolitan Series Fund, Inc. Because the Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee. MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to waive fees or pay all expenses so as to limit total annual operating expenses of the Portfolio (other than acquired fund fees and expenses, brokerage costs, taxes, interest and any extraordinary expenses) to 0.10% of the average daily net assets of the Class A shares, 0.35% of the average daily net assets of the Class B shares and 0.25% of the average daily net assets of the Class E shares.
(11) The Portfolio is a "fund of funds" that invests substantially all of its assets in other portfolios of the Met Investors Series Trust and the Metropolitan Series Fund, Inc. Because the Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee.
(12) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.65% for the first $1.25 billion of the Portfolio's average daily net assets and 0.60% for the next $250 million and 0.50% for amounts over $1.5 billion.
(13) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to 0.293%.
(14) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.825% for the first $500 million of the Portfolio's average daily net assets.
(15) MetLife Advisers, LLC, has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.595% for the first $500 million of the Portfolio's average daily net assets.
(16) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.50% for amounts over $200 million but less than $500 million.

EXAMPLES

The examples are intended to help you compare the cost of investing in the Deferred Annuities and Income Annuities with the cost of investing in other variable annuity contracts. These costs include the contract owner transaction expenses (described in the first table), the Separate Account and other costs you bear while you hold the Deferred Annuity or Income Annuity (described in the second table) and the Portfolios' fees and expenses (described in the third table).

EXAMPLE 1.

This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for a Deferred Annuity for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:

     - there was no allocation to the Fixed Interest Account under your Deferred Annuity (no Contract Fee was charged);

     -    reimbursement and/or waiver of expenses was not in effect;

     - your Deferred Annuity permits you to withdraw 10% of your Account Balance free from early withdrawal charges each Contract Year;

     - you bear the minimum or maximum fees and expenses of any of the Portfolios;

     -    there is a maximum Separate Account charge of 0.95%;

     -    the underlying Portfolio earns a 5% annual return; and


                                     C-PPA-8

     - you fully surrender your Deferred Annuity with applicable early withdrawal charges deducted.

                                                             1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                             ------    -------    -------    --------
Maximum..................................................     $881      $1,208     $1,527     $2,624
Minimum..................................................     $781      $  890     $  975     $1,484


EXAMPLE 2.

This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for a Deferred Annuity for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:

     - there was no allocation to the Fixed Interest Account under your Deferred Annuity (no Contract Fee was charged);

     -    reimbursement and/or waiver of expenses was not in effect;

     - your Deferred Annuity permits you to withdraw 20% of your Account Balance free from early withdrawal charges each Contract Year;

     - you bear the minimum or maximum fees and expenses of any of the Portfolios;

     -    there is a maximum Separate Account charge of 0.95%;

     -    the underlying Portfolio earns a 5% annual return; and

     - you fully surrender your Deferred Annuity with applicable early withdrawal charges deducted.

                                                             1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                             ------    -------    -------    --------
Maximum..................................................     $811      $1,158     $1,509     $2,624
Minimum..................................................     $711      $  848     $  975     $1,484


EXAMPLE 3.

This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for a Deferred Annuity for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:

     - there was no allocation to the Fixed Interest Account (no Contract Fee was charged);

     -    reimbursement and/or waiver of expenses was not in effect;

     - you bear the minimum or maximum fees and expenses of any of the Portfolios;

     -    there is a maximum Separate Account charge of 0.95%;

     -    the underlying Portfolio earns a 5% annual return; and

     - you annuitize (elect a pay-out option under your Deferred Annuity under which you receive income payments over your lifetime or for a period of at least 5 full years) or do not surrender your Deferred Annuity. (No early withdrawal charges are deducted.)

                                                             1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                             ------    -------    -------    --------
Maximum..................................................     $233       $717      $1,227     $2,624
Minimum..................................................     $125       $390      $  675     $1,484




                                     C-PPA-9

                        ACCUMULATION UNIT VALUES FOR EACH

                               INVESTMENT DIVISION

--------------------------------------------------------------------------------

SEE APPENDIX B.


                                    C-PPA-10

                                     METLIFE

--------------------------------------------------------------------------------

Metropolitan Life Insurance Company and its subsidiaries (collectively, "MLIC" or the "Company") is a leading provider of insurance, employee benefits and financial services with operations throughout the United States. The Company offers life insurance and annuities to individuals, as well as group insurance and retirement & savings products and services to corporations and other institutions. The Company was formed under the laws of New York in 1868. The Company's home office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of MetLife, Inc. Through its subsidiaries and affiliates, MetLife, Inc. offers life insurance, annuities, automobile and homeowners insurance, retail banking and other financial services to individuals, as well as group insurance and retirement & savings products and services to corporations and other institutions. MetLife, Inc. has operations throughout the United States and the regions of Latin America, Asia Pacific and Europe, Middle East and India.

                      METROPOLITAN LIFE SEPARATE ACCOUNT E

--------------------------------------------------------------------------------

We established Metropolitan Life Separate Account E on September 27, 1983. The purpose of the Separate Account is to hold the variable assets that underlie the Preference Plus Account Variable Annuity Contracts and some other variable annuity contracts we issue. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940, as amended ("1940 Act").

The Separate Account's assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the Contracts issued from this Separate Account without regard to our other business.

We are obligated to pay all money we owe under the Deferred Annuities and Income Annuities - such as death benefits and income payments - even if that amount exceeds the assets in the Separate Account. Any such amount that exceeds the assets in the Separate Account is paid from our general account. Benefit amounts paid from the general account are subject to the financial strength and claims paying ability of the Company and our long term ability to make such payments. We issue other annuity contracts and life insurance policies where we pay all money we owe under those contracts and policies from our general account. MetLife is regulated as an insurance company under state law, which includes generally limits on the amount and type of investments in its general account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.

                               VARIABLE ANNUITIES

--------------------------------------------------------------------------------

There are two types of variable annuities described in this Prospectus: Deferred Annuities and Income Annuities. These annuities are "variable" because the value of your account or the amount of each income payment varies based on the investment performance of the investment divisions you choose. In short, the value of your Deferred Annuity, your income payments under a variable pay-out option of your Deferred Annuity, or your income payments under your Income Annuity, may go up or down. Since the investment performance is not guaranteed, your money or income payment amount is at risk. The degree of risk will depend on the investment divisions you select. The Accumulation Unit Value or Annuity Unit Value for each investment division rises or falls based on the investment performance (or "experience") of the Portfolio with the same name. MetLife and its affiliates also offer other annuities not described in this Prospectus.

The Deferred Annuities have a fixed interest rate option called the "Fixed Interest Account." The Fixed Interest Account offers an interest rate that is guaranteed by us (the current minimum rate on the Fixed Interest Account is 3% but may be lower based on your state and issue date and, therefore, may be lower for certain Contracts). Income Annuities and the variable pay-out options under the Deferred Annuities have a fixed payment option called the "Fixed Income Option." Under the Fixed Income Option, we guarantee the amount of your fixed income payments. These fixed options are not described in this Prospectus although we occasionally refer to them.


                                    C-PPA-11

The group Deferred Annuities and group Income Annuities described in this Prospectus are offered to employers, associations, trusts or other groups for their employees, members or participants.

A DEFERRED ANNUITY

You accumulate money in your account during the pay-in phase by making one or more purchase payments. MetLife will hold your money and credit investment returns as long as the money remains in your account.

All IRAs and Keoghs receive tax deferral under the Internal Revenue Code. There are no additional tax benefits from funding an IRA with a Deferred Annuity. Therefore, there should be reasons other than tax deferral for acquiring the Deferred Annuity in an IRA or Keogh such as the availability of a guaranteed income for life or the death benefit.

Under the Internal Revenue Code ("Code"), spousal continuation and certain distribution options are available only to a person who is defined as a "spouse" under the federal Defense of Marriage Act or other applicable federal law. All Contract provisions will be interpreted and administered in accordance with the requirements of the Code. Therefore, under current federal law, a purchaser who has or is contemplating a civil union or same-sex marriage should note that the favorable tax treatment afforded under federal law would not be available to such same-sex partner or same-sex spouse. Same-sex partners or spouses who own or are considering the purchase of annuity products that provide benefits based upon status as a spouse should consult a tax advisor.

A Deferred Annuity consists of two phases: the accumulation or "pay-in" phase and the income or "pay-out" phase. The pay-out phase begins when you either take all of your money out of the account or you elect "income" payments using the money in your account. The number and the amount of the income payments you receive will depend on such things as the type of pay-out option you choose, your investment choices, and the amount used to provide your income payments. Because Deferred Annuities offer various insurance benefits such as pay-out options, including our guarantee of income for your lifetime, they are "annuities."

We no longer make this Deferred Annuity available, however, current contract owners may continue to make additional purchase payments, and new participants may enroll under any issued group contract.

AN INCOME ANNUITY

An Income Annuity, also known as an immediate annuity, only has a "pay-out" phase. You make a single purchase payment and select the type of income payment suited to your needs. Some of the income payment types guarantee an income stream for your lifetime; others guarantee an income stream for both your lifetime, as well as the lifetime of another person (such as a spouse). Some Income Annuities guarantee a time period of your choice over which MetLife will make income payments. Income Annuities also have other features. The amount of the income payments you receive will depend on such things as the income payment type you choose, your investment choices and the amount of your purchase payment.

The Income Annuities are no longer available.

                             YOUR INVESTMENT CHOICES

--------------------------------------------------------------------------------

The Metropolitan Fund, Met Investors Fund and American Funds(R) and each of their Portfolios are more fully described in their respective prospectuses and SAIs. The SAIs are available upon your request. You should read these prospectuses carefully before making purchase payments to the investment divisions. The Class A shares available to the Deferred Annuities and Income Annuities do not impose any 12b-1 Plan fees. However, 12b-1 Plan fees are imposed on American Funds(R) Portfolios, which are Class 2.

The investment choices are listed in alphabetical order below (based upon the Portfolio's legal names). (See Appendix C Portfolio Legal and Marketing Names.) The investment divisions generally offer the opportunity for greater returns over the long term than our Fixed Interest Account/Fixed Income Option. You should understand that each Portfolio incurs its own risk which will be dependent upon the investment decisions made by the respective Portfolio's investment manager. Furthermore, the name of a Portfolio may not be indicative of all the investments held by the Portfolio. While the investment divisions and their comparably named Portfolios may have names, investment objectives and management which are identical or similar to publicly available mutual funds, these

                                    C-PPA-12
investment divisions and Portfolios are not those mutual funds. The Portfolios most likely will not have the same performance experience as any publicly available mutual fund. The degree of investment risk you assume will depend on the investment divisions you choose. Since your Account Balance or income payments are subject to the risks associated with investing in stocks and bonds, your Account Balance and/or variable income payments based on amounts allocated to the investment divisions may go down as well as up.

Each Portfolio has different investment objectives and risks. The Portfolio prospectuses contain more detailed information on each Portfolio's investment strategy, investment managers and its fees. You may obtain a Portfolio prospectus by calling 1 800-638-7732 or through your registered representative. We do not guarantee the investment results of the Portfolios

METROPOLITAN FUND ASSET ALLOCATION PORTFOLIOS

The MetLife Conservative Allocation Portfolio, the MetLife Conservative to Moderate Allocation Portfolio, the MetLife Moderate Allocation Portfolio, the MetLife Moderate to Aggressive Allocation Portfolio, and the MetLife Aggressive Allocation Portfolio, also known as the "asset allocation Portfolios," are "fund of funds" Portfolios that invest substantially all of their assets in other Portfolios of the Metropolitan Fund or the Met Investors Fund. Therefore, each of these asset allocation Portfolios will bear its pro-rata portion of the fees and expenses incurred by the underlying Portfolios in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the asset allocation Portfolios. The expense levels will vary over time, depending on the mix of underlying Portfolios in which the asset allocation Portfolio invests. Contract owners may be able to realize lower aggregate expenses by investing directly in the underlying Portfolios instead of investing in the asset allocation Portfolios. A contract owner who chooses to invest directly in the underlying Portfolios would not, however, receive the asset allocation services provided by MetLife Advisers.

The current Portfolios are listed below, along with their investment manager and any sub-investment manager.

                                                                                  INVESTMENT
                                              INVESTMENT                           MANAGER /
            PORTFOLIO                          OBJECTIVE                    SUB-INVESTMENT MANAGER
--------------------------------   --------------------------------    --------------------------------
AMERICAN FUNDS((R))
American Funds Global Small        Seeks long-term growth of           Capital Research and Management
  Capitalization Fund              capital.                            Company
American Funds Growth Fund         Seeks growth of capital.            Capital Research and Management
                                                                       Company
American Funds Growth-Income       Seeks long-term growth of           Capital Research and Management
  Fund                             capital and income.                 Company
MET INVESTORS FUND
BlackRock Large Cap Core           Seeks long-term capital growth.     MetLife Advisers, LLC Sub-
  Portfolio                                                            Investment Manager: BlackRock
                                                                       Advisors, LLC
Clarion Global Real Estate         Seeks total return through          MetLife Advisers, LLC Sub-
  Portfolio                        investment in real estate           Investment Manager: ING Clarion
                                   securities, emphasizing both        Real Estate Securities LLC
                                   capital appreciation and current
                                   income.
Harris Oakmark International       Seeks long-term capital             MetLife Advisers, LLC Sub-
  Portfolio                        appreciation.                       Investment Manager: Harris
                                                                       Associates L.P.
Invesco Small Cap Growth           Seeks long-term growth of           MetLife Advisers, LLC Sub-
  Portfolio                        capital.                            Investment Manager: Invesco
                                                                       Advisers, Inc.
Janus Forty Portfolio              Seeks capital appreciation.         MetLife Advisers, LLC Sub-
                                                                       Investment Manager: Janus
                                                                       Capital Management LLC


                                    C-PPA-13

                                                                                  INVESTMENT
                                              INVESTMENT                           MANAGER /
            PORTFOLIO                          OBJECTIVE                    SUB-INVESTMENT MANAGER
--------------------------------   --------------------------------    --------------------------------
Lazard Mid Cap Portfolio           Seeks long-term growth of           MetLife Advisers, LLC Sub-
                                   capital.                            Investment Manager: Lazard Asset
                                                                       Management LLC
Legg Mason ClearBridge             Seeks capital appreciation.         MetLife Advisers, LLC Sub-
  Aggressive Growth Portfolio                                          Investment Manager: ClearBridge
                                                                       Advisors, LLC
Legg Mason Value Equity            Seeks long-term growth of           MetLife Advisers, LLC Sub-
  Portfolio                        capital.                            Investment Manager: Legg Mason
                                                                       Capital Management. Inc.
Lord Abbett Bond Debenture         Seeks high current income and       MetLife Advisers, LLC Sub-
  Portfolio                        the opportunity for capital         Investment Manager: Lord, Abbett
                                   appreciation to produce a high      & Co. LLC
                                   total return.
MFS(R) Research International      Seeks capital appreciation.         MetLife Advisers, LLC Sub-
  Portfolio                                                            Investment Manager:
                                                                       Massachusetts Financial Services
                                                                       Company
Morgan Stanley Mid Cap Growth      Seeks capital appreciation.         MetLife Advisers, LLC Sub-
  Portfolio                                                            Investment Manager: Morgan
                                                                       Stanley Investment Management
                                                                       Inc.
Oppenheimer Capital Appreciation   Seeks capital appreciation.         MetLife Advisers, LLC Sub-
  Portfolio                                                            Investment Manager:
                                                                       OppenheimerFunds, Inc.
PIMCO Total Return Portfolio       Seeks maximum total return,         MetLife Advisers, LLC Sub-
                                   consistent with the preservation    Investment Manager: Pacific
                                   of capital and prudent              Investment Management Company
                                   investment management.              LLC
RCM Technology Portfolio           Seeks capital appreciation; no      MetLife Advisers, LLC Sub-
                                   consideration is given to           Investment Manager: RCM Capital
                                   income.                             Management LLC
T. Rowe Price Mid Cap Growth       Seeks long-term growth of           MetLife Advisers, LLC Sub-
  Portfolio                        capital.                            Investment Manager: T. Rowe
                                                                       Price Associates, Inc.
METROPOLITAN FUND
Artio International Stock          Seeks long-term growth of           MetLife Advisers, LLC Sub-
  Portfolio                        capital.                            Investment Manager: Artio Global
                                                                       Management, LLC
Barclays Capital Aggregate Bond    Seeks to equal the performance      MetLife Advisers, LLC Sub-
  Index Portfolio                  of the Barclays Capital U.S.        Investment Manager: MetLife
                                   Aggregate Bond Index.               Investment Advisors Company, LLC
BlackRock Aggressive Growth        Seeks maximum capital               MetLife Advisers, LLC Sub-
  Portfolio                        appreciation.                       Investment Manager: BlackRock
                                                                       Advisors, LLC
BlackRock Bond Income Portfolio    Seeks a competitive total return    MetLife Advisers, LLC Sub-
                                   primarily from investing in         Investment Manager: BlackRock
                                   fixed-income securities.            Advisors, LLC
BlackRock Diversified Portfolio    Seeks high total return while       MetLife Advisers, LLC Sub-
                                   attempting to limit investment      Investment Manager: BlackRock
                                   risk and preserve capital.          Advisors, LLC
BlackRock Large Cap Value          Seeks long-term growth of           MetLife Advisers, LLC Sub-
  Portfolio                        capital.                            Investment Manager: BlackRock
                                                                       Advisors, LLC


                                    C-PPA-14

                                                                                  INVESTMENT
                                              INVESTMENT                           MANAGER /
            PORTFOLIO                          OBJECTIVE                    SUB-INVESTMENT MANAGER
--------------------------------   --------------------------------    --------------------------------
BlackRock Legacy Large Cap         Seeks long-term growth of           MetLife Advisers, LLC Sub-
  Growth Portfolio                 capital.                            Investment Manager: BlackRock
                                                                       Advisors, LLC
Davis Venture Value Portfolio      Seeks growth of capital.            MetLife Advisers, LLC Sub-
                                                                       Investment Manager: Davis
                                                                       Selected Advisers, L.P.
FI Value Leaders Portfolio         Seeks long-term growth of           MetLife Advisers, LLC Sub-
                                   capital.                            Investment Manager: Pyramis
                                                                       Global Advisors, LLC
Jennison Growth Portfolio          Seeks long-term growth of           MetLife Advisers, LLC Sub-
                                   capital.                            Investment Manager: Jennison
                                                                       Associates LLC
Loomis Sayles Small Cap Core       Seeks long-term capital growth      MetLife Advisers, LLC Sub-
  Portfolio                        from investments in common          Investment Manager: Loomis,
                                   stocks or other equity              Sayles & Company, L.P.
                                   securities.
Loomis Sayles Small Cap Growth     Seeks long-term capital growth.     MetLife Advisers, LLC Sub-
  Portfolio                                                            Investment Manager: Loomis,
                                                                       Sayles & Company, L.P.
Met/Artisan Mid Cap Value          Seeks long-term capital growth.     MetLife Advisers, LLC Sub-
  Portfolio                                                            Investment Manager: Artisan
                                                                       Partners Limited Partnership
MetLife Aggressive Allocation      Seeks growth of capital.            MetLife Advisers, LLC
  Portfolio
MetLife Conservative Allocation    Seeks a high level of current       MetLife Advisers, LLC
  Portfolio                        income, with growth of capital
                                   as a secondary objective.
MetLife Conservative to Moderate   Seeks high total return in the      MetLife Advisers, LLC
  Allocation Portfolio             form of income and growth of
                                   capital, with a greater emphasis
                                   on income.
MetLife Mid Cap Stock Index        Seeks to equal the performance      MetLife Advisers, LLC Sub-
  Portfolio                        of the Standard & Poor's MidCap     Investment Manager: MetLife
                                   400(R) Composite Stock Price        Investment Advisors Company, LLC
                                   Index.
MetLife Moderate Allocation        Seeks a balance between a high      MetLife Advisers, LLC
  Portfolio                        level of current income and
                                   growth of capital, with a
                                   greater emphasis on growth of
                                   capital.
MetLife Moderate to Aggressive     Seeks growth of capital.            MetLife Advisers, LLC
  Allocation Portfolio
MetLife Stock Index Portfolio      Seeks to equal the performance      MetLife Advisers, LLC Sub-
                                   of the Standard & Poor's 500(R)     Investment Manager: MetLife
                                   Composite Stock Price Index.        Investment Advisors Company, LLC
MFS(R) Total Return Portfolio      Seeks a favorable total return      MetLife Advisers, LLC Sub-
                                   through investment in a             Investment Manager:
                                   diversified portfolio.              Massachusetts Financial Services
                                                                       Company
MFS(R) Value Portfolio             Seeks capital appreciation.         MetLife Advisers, LLC Sub-
                                                                       Investment Manager:
                                                                       Massachusetts Financial Services
                                                                       Company
Morgan Stanley EAFE(R) Index       Seeks to equal the performance      MetLife Advisers, LLC Sub-
  Portfolio                        of the MSCI EAFE(R) Index.          Investment Manager: MetLife
                                                                       Investment Advisors Company, LLC


                                    C-PPA-15

                                                                                  INVESTMENT
                                              INVESTMENT                           MANAGER /
            PORTFOLIO                          OBJECTIVE                    SUB-INVESTMENT MANAGER
--------------------------------   --------------------------------    --------------------------------
Neuberger Berman Genesis           Seeks high total return,            MetLife Advisers, LLC Sub-
  Portfolio                        consisting principally of           Investment Manager: Neuberger
                                   capital appreciation.               Berman Management LLC
Neuberger Berman Mid Cap Value     Seeks capital growth.               MetLife Advisers, LLC Sub-
  Portfolio                                                            Investment Manager: Neuberger
                                                                       Berman Management LLC
Oppenheimer Global Equity          Seeks capital appreciation.         MetLife Advisers, LLC Sub-
  Portfolio                                                            Investment Manager:
                                                                       OppenheimerFunds, Inc.
Russell 2000(R) Index Portfolio    Seeks to equal the performance      MetLife Advisers, LLC Sub-
                                   of the Russell 2000(R) Index.       Investment Manager: MetLife
                                                                       Investment Advisors Company, LLC
T. Rowe Price Large Cap Growth     Seeks long-term growth of           MetLife Advisers, LLC Sub-
  Portfolio                        capital and, secondarily,           Investment Manager: T. Rowe
                                   dividend income.                    Price Associates, Inc.
T. Rowe Price Small Cap Growth     Seeks long-term capital growth.     MetLife Advisers, LLC Sub-
  Portfolio                                                            Investment Manager: T. Rowe
                                                                       Price Associates, Inc.
Western Asset Management           Seeks to maximize total return      MetLife Advisers, LLC Sub-
  Strategic Bond Opportunities     consistent with preservation of     Investment Manager: Western
  Portfolio                        capital.                            Asset Management Company
Western Asset Management U.S.      Seeks to maximize total return      MetLife Advisers, LLC Sub-
  Government Portfolio             consistent with preservation of     Investment Manager: Western
                                   capital and maintenance of          Asset Management Company
                                   liquidity.


Some of the investment choices may not be available under the terms of your Deferred Annuity or Income Annuity. The Contract or other correspondence we provide you will indicate the investment divisions that are available to you. Your investment choices may be limited because:

     - Your employer, association or other group contract holder limits the available investment divisions.

     -    We have restricted the available investment divisions.

     -    Some of the investment divisions are not approved in your state.

The investment divisions buy and sell shares of corresponding mutual fund Portfolios. These Portfolios, which are part of the Metropolitan Fund, the Met Investors Fund or the American Funds(R), invest in stocks, bonds and other investments. All dividends declared by the Portfolios are earned by the Separate Account and reinvested. Therefore, no dividends are distributed to you under the Deferred Annuities or Income Annuities. You pay no transaction expenses (i.e., front-end or back-end sales load charges) as a result of the Separate Account's purchase or sale of these mutual fund shares. The Portfolios of the Metropolitan Fund and the Met Investors Fund are available by purchasing annuities and life insurance policies from MetLife or certain of its affiliated insurance companies and are never sold directly to the public. The American Funds(R) Portfolios are made available by the American Funds(R) only through various insurance company annuities and life insurance policies.

The Metropolitan Fund, the Met Investors Fund and American Funds(R) are each a "series" type fund registered with the Securities and Exchange Commission as an "open-end management investment company" under the 1940 Act. A "series" fund means that each Portfolio is one of several available through the fund.

The Portfolios of the Metropolitan Fund and Met Investors Fund pay MetLife Advisers, LLC, a MetLife affiliate, a monthly fee for its services as their investment manager. The Portfolios of the American Funds(R) pay Capital Research and Management Company a monthly fee for its services as their investment manager. These fees, as well as other expenses paid by each Portfolio, are described in the applicable prospectuses and SAIs for the Metropolitan Fund, Met Investors Fund and American Funds(R).


                                    C-PPA-16

In addition, the Metropolitan Fund and the Met Investors Fund prospectuses each discuss other separate accounts of MetLife and its affiliated insurance companies and certain qualified retirement plans that invest in the Metropolitan Fund or the Met Investors Fund. The risks of these arrangements are discussed in each fund's prospectus.

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE PORTFOLIOS

An investment manager (other than our affiliate MetLife Advisers, LLC) or sub-investment manager of a Portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to the Contracts and, in the Company's role as an intermediary, with respect to the Portfolios. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. Contract owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees (see the Portfolios' prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Portfolios attributable to the Contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some investment managers or sub-investment managers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.

Additionally, an investment manager or sub-investment manager of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Contracts and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the investment manager or sub-investment manager (or their affiliate) with increased access to persons involved in the distribution of the Contracts.

We and/or certain of our affiliated insurance companies have a joint ownership interest in our affiliated investment manager MetLife Advisers, LLC, which is formed as a "limited liability company." Our ownership interest in MetLife Advisers, LLC entitles us to profit distributions if the investment manager makes a profit with respect to the investment management fees it receives from the Portfolios. We will benefit accordingly from assets allocated to the Portfolios to the extent they result in profits to the advisor. (See the Table of Expenses for information on the investment management fees paid by the Portfolios and the SAI for the Portfolios for information on the investment management fees paid by the investment managers to the sub-investment managers.)

Certain Portfolios have adopted a Distribution Plan under Rule 12b-1 of the 1940 Act. A Portfolio's 12b-1 Plan, if any, is described in more detail in each Portfolio's prospectus. (See the Fee Table and "Who Sells the Deferred Annuities and Income Annuities.") Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. Payments under a Portfolio's 12b-1 Plan decrease the Portfolio's investment return.

We select the Portfolios offered through the Contracts based on a number of criteria, including asset class coverage, the strength of the investment manager's or sub-investment manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio's investment manager or sub-investment manager is one of our affiliates or whether the Portfolio, its investment manager, its sub-investment manager(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment advisors are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to Portfolios advised by our affiliates than those that are not, we may be more inclined to offer Portfolios advised by our affiliates in the variable insurance products we issue. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new purchase payments and/or transfers of contract value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Contract owners. In some cases, we have included Portfolios based on recommendations made by selling firms. These selling firms may receive payments from the Portfolios they recommend and may benefit accordingly from the allocation of Contract value to such Portfolios.

WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR PORTFOLIO. YOU BEAR THE RISK OF ANY DECLINE IN THE CONTRACT VALUE OF YOUR CONTRACT RESULTING FROM THE PERFORMANCE OF THE PORTFOLIOS YOU HAVE CHOSEN.


                                    C-PPA-17

We make certain payments to American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series(R). (See "Who Sells the Deferred Annuities and Income Annuities.")

                               DEFERRED ANNUITIES

--------------------------------------------------------------------------------

This Prospectus describes the following Deferred Annuities under which you can accumulate money:

-    Non-Qualified                             -    Roth IRAs (Roth Individual Retirement
-    Traditional IRA (Individual Retirement         Annuities)
     Annuities)                                -    Unallocated Keogh


Certain group Deferred Annuities may be issued to a bank that does nothing but hold them as contract holder.

Deferred Annuities may be either:

     - Allocated (your Account Balance records are kept for you as an individual); or

     - Unallocated (Account Balance records are kept for a plan or group as a whole).

THE DEFERRED ANNUITY AND YOUR RETIREMENT PLAN

If you participate through a retirement plan or other group arrangement, the Deferred Annuity may provide that all or some of your rights or choices as described in this Prospectus are subject to the plan's terms. For example, limitations on your rights may apply to investment choices, purchase payments, withdrawals, transfers, the death benefit and pay-out options. The Deferred Annuity may provide that a plan administrative fee will be paid by making a withdrawal from your Account Balance. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any amounts. We are not a party to your employer's retirement plan. We will not be responsible for determining what your plan says. You should consult your Deferred Annuity Contract and plan document to see how you may be affected.

AUTOMATED INVESTMENT STRATEGIES

There are five automated investment strategies available to you. We created these investment strategies to help you manage your money. You decide if one is appropriate for you, based upon your risk tolerance and savings goals. These investment strategies are available to you without any additional charges. However, the investment strategies are not available for the unallocated to Keogh Deferred Annuities. As with any investment program, no strategy can guarantee a gain -- you can lose money. We may modify or terminate any of the strategies at any time. You may have only one automated investment strategy in effect at a time.

THE EQUITY GENERATOR(R): An amount equal to the interest earned in the Fixed Interest Account is transferred monthly to either the MetLife Stock Index or BlackRock Aggressive Growth Division, based on your selection. If your Fixed Interest Account balance at the time of a scheduled transfer is zero, this strategy is automatically discontinued.

As an added benefit of this strategy, as long as 100% of every purchase payment is allocated to the Fixed Interest Account for the life of your Deferred Annuity and you never request allocation changes or transfers, you will not pay more in early withdrawal charges than your Contract earns. Early withdrawal charges may be taken from any of your earnings.

THE EQUALIZER(SM): You start with equal amounts of money in the Fixed Interest Account and your choice of either the MetLife Stock Index Division or the BlackRock Aggressive Growth Division. Each quarter amounts are transferred between the Fixed Interest Account and your chosen investment division to make the value of each equal. For example, if you choose the MetLife Stock Index Division and over the quarter it outperforms the Fixed Interest Account, money is transferred to the Fixed Interest Account. Conversely, if the Fixed Interest Account outperforms the MetLife Stock Index Division, money is transferred into the MetLife Stock Index Division.

THE REBALANCER((R)): You select a specific asset allocation for your entire Account Balance from among the investment divisions and the Fixed Interest Account. Each quarter, we transfer amounts among these options to bring the percentage of your Account Balance in each option back to your original allocation. In the future, we may permit you to allocate less than 100% of your Account Balance to this strategy.


                                    C-PPA-18

THE INDEX SELECTOR(R): You may select one of five asset allocation models which are designed to correlate to various risk tolerance levels. Based on the model you choose, your entire Account Balance is allocated among the Barclays Capital Aggregate Bond Index, MetLife Stock Index, Morgan Stanley EAFE(R) Index, Russell 2000(R) Index and MetLife Mid Cap Stock Index Divisions and the Fixed Interest Account. Each quarter, the percentage in each of these investment divisions and the Fixed Interest Account is brought back to the model percentage by transferring amounts among the investment divisions and the Fixed Interest Account.

In the future, we may permit you to allocate less than 100% of your Account Balance to this strategy.

We will continue to implement the Index Selector strategy using the percentage allocations of the model that were in effect when you elected the Index Selector. You should consider whether it is appropriate for you to continue this strategy over time if your risk tolerance, time horizon or financial situation changes. This strategy may experience more volatility than our other strategies. We provide the elements to formulate the model. We may rely on a third party for its expertise in creating appropriate allocations.

The asset allocation models used in the Index Selector strategy may change from time to time. If you are interested in an updated model, please contact your sales representative.

THE ALLOCATOR(SM): Each month a dollar amount you choose is transferred from the Fixed Interest Account to any of the investment divisions you choose. You select the day of the month and the number of months over which the transfers will occur. A minimum periodic transfer of $50 is required. Once your Fixed Interest Account balance is exhausted, this strategy is automatically discontinued.

The Equity Generator and the Allocator are dollar cost averaging strategies. Dollar cost averaging involves investing at regular intervals of time. Since this involves continuously investing regardless of fluctuating prices, you should consider whether you wish to continue the strategy through periods of fluctuating prices.

PURCHASE PAYMENTS

There is no minimum purchase payment except for the unallocated Keogh Deferred Annuity. If you have an unallocated Keogh Deferred Annuity, each purchase payment must be at least $2,000. In addition, your total purchase payments must be at least $15,000 for your first Contract Year and $5,000 for each subsequent Contract Year.

You may continue to make purchase payments while you receive Systematic Withdrawal Program payments, as described later in this Prospectus, unless your purchase payments are made through automatic payroll deduction, debit authorization, salary reduction or salary deduction. You may make purchase payments to your Deferred Annuity whenever you choose, up to the date you begin receiving payments from a pay-out option.

ALLOCATION OF PURCHASE PAYMENTS

You decide how your money is allocated among the Fixed Interest Account and the investment divisions. You can change your allocations for future purchase payments. We will make allocation changes when we receive your request for a change. You may also specify an effective date for the change as long as it is within 30 days after we receive the request.

If you choose to make an allocation to the asset allocation investment divisions with your initial purchase payment, 100% of your allocation to the investment choices must be to only one of the asset allocation investment divisions. After the initial purchase payment has been made, you may allocate subsequent purchase payments or make transfers from any asset allocation investment division to any investment choice or to one or more of the asset allocation investment divisions.

AUTOMATED PURCHASE PAYMENTS

If you purchase a Non-Qualified Deferred Annuity, you may elect to have purchase payments made automatically. With "automatic payroll deduction" your employer deducts an amount from your salary and makes the purchase payment for you. With purchase payments through debit authorization your bank deducts money from your bank account and makes the purchase payment for you.


                                    C-PPA-19

LIMITS ON PURCHASE PAYMENTS

Your ability to make purchase payments may be limited by:

     -    Federal tax laws;

     - Our right to limit the total of your purchase payments to $1,000,000. For the unallocated Keogh Deferred Annuity, we limit purchase payments to $5,000,000 per year. We may change the maximum by telling you in writing at least 90 days in advance;

     - Regulatory requirements. For example, if you reside in Washington or Oregon, we may be required to limit your ability to make purchase payments after you have held the Deferred Annuity for more than three years, if the Deferred Annuity was issued to you after you turn age 60; or after you turn age 63, if the Deferred Annuity was issued before you were age 61;

     - Retirement, for certain Deferred Annuities. You may no longer make purchase payments if you retire;

     -    Leaving your job (for the unallocated Keogh Deferred Annuity);

     -    Receiving systematic termination payments (described later).

THE VALUE OF YOUR INVESTMENT

Accumulation Units are credited to you when you make purchase payments or transfers into an investment division. When you withdraw or transfer money from an investment division, accumulation units are liquidated. We determine the number of accumulation units by dividing the amount of your purchase payment, transfer or withdrawal by the Accumulation Unit Value on the date of the transaction.

This is how we calculate the Accumulation Unit Value for each investment division:

     - First, we determine the change in investment performance (including any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

     - Next, we subtract the daily equivalent of our insurance-related charge (general administrative expenses and mortality and expense risk charges) for each day since the last Accumulation Unit Value was calculated; and

     - Finally, we multiply the previous Accumulation Unit Value by this result.

EXAMPLES

CALCULATING THE NUMBER OF ACCUMULATION UNITS

Assume you make a purchase payment of $500 into one investment division and that investment division's Accumulation Unit Value is currently $10.00. You would be credited with 50 accumulation units.

   $500        =     50 accumulation units
----------

    $10


CALCULATING THE ACCUMULATION UNIT VALUE

Assume yesterday's Accumulation Unit Value was $10.00 and the number we calculate for today's investment experience (minus charges) for an underlying Portfolio is 1.05. Today's Accumulation Unit Value is $10.50. The value of your $500 investment is then $525 (50 x$10.50 =$525).

           $10.00 x1.05 =$10.50 is the new Accumulation Unit Value

However, assume that today's investment experience (minus charges) is .95 instead of 1.05. Today's Accumulation Unit Value is $9.50. The value of your $500 investment is then $475 (50 x$9.50 =$475).

           $10.00 x.95 =$9.50 is the new Accumulation Unit Value


                                    C-PPA-20

TRANSFERS

You may make tax-free transfers between investment divisions or between the investment divisions and the Fixed Interest Account. Some restrictions may apply to transfers from the Fixed Interest Account to the investment divisions. For us to process a transfer, you must tell us:

     -    The percentage or dollar amount of the transfer;

     - The investment divisions (or Fixed Interest Account) from which you want the money to be transferred;

     - The investment divisions (or Fixed Interest Account) to which you want the money to be transferred; and

     - Whether you intend to start, stop, modify or continue unchanged an automated investment strategy by making the transfer.

Your transfer request must be in Good Order and completed prior to the close of the Exchange on a business day if you want the transaction to take place on that day. All other transfer requests in Good Order will be processed on our next business day.

WE MAY REQUIRE YOU TO:

     -    Use our forms;

     - Maintain a minimum Account Balance (if the transfer is in connection with an automated investment strategy; or

     - Transfer a minimum amount if the transfer is in connection with the Allocator.

"MARKET TIMING" POLICIES AND PROCEDURES

The following is a discussion of our market timing policies and procedures.

Frequent requests from Contract owners or participants/annuitants to make transfers/reallocations may dilute the value of a Portfolio's shares if the frequent transfers/reallocations involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers/reallocations may also increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect Contract owners and other persons who may have an interest in the Contracts (e.g., participants/annuitants).


We have policies and procedures that attempt to detect and deter frequent transfers/reallocations in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield investment Portfolios (i.e., the American Funds Global Small Capitalization, Artio International Stock, Clarion Global Real Estate, Harris Oakmark International, Invesco Small Cap Growth, Loomis Sayles Small Cap Core, Loomis Sayles Small Cap Growth, Lord Abbett Bond Debenture, MFS(R) Research International, Morgan Stanley EAFE(R) Index, Neuberger Berman Genesis, Oppenheimer Global Equity, Russell 2000(R) Index, T. Rowe Price Small Cap Growth and Western Asset Management Strategic Bond Opportunities Portfolios -- the "Monitored Portfolios") and we monitor transfer/reallocation activity in those Monitored Portfolios. In addition, as described below, we intend to treat all American Funds Insurance Series(R) Portfolios ("American Funds portfolios") as Monitored Portfolios. We employ various means to monitor transfer/reallocation activity, such as examining the frequency and size of transfers/reallocations into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer/reallocation activity to determine if, for each category of international, small-cap, and high-yield portfolios, in a 12 month period there were (1) six or more transfers/reallocations involving the given category; (2) cumulative gross transfers/reallocations involving the given category that exceed the current account balance; and (3) two or more "round-trips" involving any Monitored Portfolio in the given category. A round-trip generally is defined as a transfer/reallocation in followed by a transfer/reallocation out


                                    C-PPA-21
within the next seven calendar days or a transfer/reallocation out followed by a transfer/reallocation in within the next seven calendar days, in either case subject to certain other criteria.

We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer/reallocation activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer/reallocation activity in certain Portfolios, we rely on the underlying Portfolios to bring any potential disruptive transfer/reallocation activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer/reallocation activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

AMERICAN FUNDS((R)) MONITORING POLICY. As a condition to making their portfolios available in our products, American Funds(R) requires us to treat all American Funds portfolios as Monitored Portfolios under our current market timing and excessive trading policies and procedures. Further, American Funds(R) requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor transfer/reallocation activity in American Funds portfolios to determine if there were two or more transfers/reallocations in followed by transfers/reallocations out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds(R) monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction during which period we will require all transfer/reallocation requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current market timing and excessive trading policies, procedures and restrictions (described below), and transfer/reallocation restrictions may be imposed upon a violation of either monitoring policy.

Our policies and procedures may result in transfer/reallocation restrictions being applied to deter market timing. Currently, when we detect transfer/reallocation activity in the Monitored Portfolios that exceeds our current transfer/reallocation limits, or other transfer/reallocation activity that we believe may be harmful to other persons who have an interest in the Contracts, we require all future requests to or from any Monitored Portfolios or other identified Portfolios under that Contract to be submitted with an original signature.

Transfers made under a dollar cost averaging program, a rebalancing program or, if applicable, any asset allocation program described in this Prospectus are not treated as transfers when we evaluate trading patterns for market timing.

The detection and deterrence of harmful transfer/reallocation activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the transfer/reallocation limits. Our ability to detect and/or restrict such transfer/reallocation activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Contract owners or participants/annuitants to avoid such detection. Our ability to restrict such transfer/reallocation activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer/reallocation activity that may adversely affect Contract owners or participants/annuitants and other persons with interests in the Contracts. We do not accommodate market timing in any Portfolios and there are no arrangements in place to permit any Contract owner or participant/annuitant to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

The Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual Contract owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers/reallocations by specific Contract owners who violate the frequent trading policies established by the Portfolio.

In addition, Contract owners or participants/annuitants and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus

                                    C-PPA-22
orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus Contract owners or participants/annuitants) will not be harmed by transfer/reallocation activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more transfer/reallocation requests from Contract owners engaged in disruptive trading activity, the Portfolio may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the transfer/reallocation privilege at any time. We also reserve the right to defer or restrict the transfer/reallocation privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single Contract owner or participant/annuitant). You should read the Portfolio prospectuses for more details.

ACCESS TO YOUR MONEY

You may withdraw either all or part of your Account Balance from the Deferred Annuity. Other than those made through the Systematic Withdrawal Program, withdrawals must be at least $500 (or the Account Balance, if less). To process your request, we need the following information:

     -    The percentage or dollar amount of the withdrawal; and

     - The investment divisions (or Fixed Interest Account) from which you want the money to be withdrawn.

Your withdrawal may be subject to income taxes, tax penalties and early withdrawal charges.

Generally, if you request, we will make payments directly to other investments on a tax-free basis. You may only do so if all applicable tax and state regulatory requirements are met and we receive all information necessary for us to make the payment. We may require you to use our original forms.

We may withhold payment of withdrawal if any portion of those proceeds would be derived from your check that has not yet cleared (i.e., that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communication to verify that payment from your check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. You may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.

SYSTEMATIC WITHDRAWAL PROGRAM

You may choose to automatically withdraw a specific dollar amount or a percentage of your Account Balance each Contract Year. This amount is then paid in equal portions throughout the Contract Year, according to the time frame you select, e.g., monthly, quarterly, semi-annually or annually. Once the Systematic Withdrawal Program is initiated, the payments will automatically renew each Contract Year. Income taxes, tax penalties and early withdrawal charges may apply to your withdrawals. Program payment amounts are subject to our required minimums and administrative restrictions. Your Account Balance will be reduced by the amount of your Systematic Withdrawal Program payments and applicable withdrawal charges. Payments under this program are not the same as income payments you would receive from a Deferred Annuity pay-out option or under an Income Annuity.

If you elect to withdraw a dollar amount, we will pay you the same dollar amount each Contract Year. If you elect to withdraw a percentage of your Account Balance, each Contract Year, we recalculate the amount you will receive based on your new Account Balance.

If you do not provide us with your desired allocation, or there are insufficient amounts in the investment divisions or the Fixed Interest Account that you selected, the payments will be taken out pro-rata from the Fixed Interest Account and any investment divisions in which you have an Account Balance.


                                    C-PPA-23

CALCULATING YOUR PAYMENT BASED ON A PERCENTAGE ELECTION FOR THE FIRST CONTRACT YEAR YOU ELECT THE SYSTEMATIC WITHDRAWAL PROGRAM: If you choose to receive a percentage of your Account Balance, we will determine the amount payable on the date these payments begin. When you first elect the program, we will pay this amount over the remainder of the Contract Year. For example, if you select to receive payments on a monthly basis with the percentage of your Account Balance you request equaling $12,000, and there are six months left in the Contract Year, we will pay you $2,000 a month.

CALCULATING YOUR PAYMENT FOR SUBSEQUENT CONTRACT YEARS OF THE SYSTEMATIC WITHDRAWAL PROGRAM: For each subsequent year that your Systematic Withdrawal Program remains in effect, we will deduct from your Deferred Annuity and pay you over the Contract Year either the amount that you chose or an amount equal to the percentage of your Account Balance you chose. For example, if you select to receive payments on a monthly basis, ask for a percentage and that percentage of your Account Balance equals $12,000 at the start of a Contract Year, we will pay you $1,000 a month.

If you do not provide us with your desired allocation, or there are insufficient amounts in the investment divisions or the Fixed Interest Account that you selected, the payments will be taken out pro-rata from the Fixed Interest Account and any investment divisions in which you then have money.

SELECTING A PAYMENT DATE: You select a payment date which becomes the date we make the withdrawal. We must receive your request in Good Order at least 10 days prior to the selected payment date. (If you would like to receive your Systematic Withdrawal Program payment on or about the first of the month, you should request payment by the 20th day of the month.) If we do not receive your request in time, we will make the payment the following month on the date you selected. If you do not select a payment date, we will automatically begin systematic withdrawals within 30 days after we receive your request. Changes in the dollar amount, percentage or timing of the payments can be made once a year at the beginning of any Contract Year and one other time during the Contract Year. If you make any of these changes, we will treat your request as though you were starting a new Systematic Withdrawal Program. You may request to stop your Systematic Withdrawal Program at any time. We must receive any request in Good Order at least 30 days in advance.

Although we need your written authorization to begin this program, you may cancel this program at any time by telephone or by writing to us at your MetLife Designated Office.

Systematic Withdrawal Program payments may be subject to an early withdrawal charge unless an exception to this charge applies. For purposes of determining how much of the annual payment amount is exempt from this charge under the free withdrawal provision (discussed later), all payments from a Systematic Withdrawal Program in a Contract Year are characterized as a single lump sum withdrawal as of your first payment date in that Contract Year. When you first elect the program, we will calculate the percentage of your Account Balance your Systematic Withdrawal Program payment represents based on your Account Balance on the first Systematic Withdrawal Program payment date. For all subsequent Contract Years, we will calculate the percentage of your Account Balance your Systematic Withdrawal Program payment represents based on your Account Balance on the first Systematic Withdrawal Program payment date of that Contract Year. We will determine separately the early withdrawal charge and any relevant factors (such as applicable exceptions) for each Systematic Withdrawal Program payment as of the date it is withdrawn from your Deferred Annuity.

MINIMUM DISTRIBUTION

In order for you to comply with certain tax law provisions, you may be required to take money out of your Deferred Annuity. Rather than receiving your minimum required distribution in one annual lump-sum payment, you may request that we pay it to you in installments throughout the calendar year. However, we may require that you maintain a certain Account Balance at the time you request these payments.

CONTRACT FEE

There is no Separate Account annual contract fee. You may pay a $20 annual fee from the Fixed Interest Account at the end of each Contract Year if your Account Balance is less than a certain amount.


                                    C-PPA-24

CHARGES

There are two types of charges you pay while you have money in an investment division:

     -    Insurance-related charge (or Separate Account charge), and

     -    Investment-related charge.

We describe these charges below. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with the particular Contract. For example, the early withdrawal charge may not fully cover all of the sales and deduction expenses actually incurred by us, and proceeds from other charges, including the Separate Account charge, may be used in part to cover such expenses. We can profit from certain contract charges.

The Separate Account charge you pay will not reduce the number of accumulation units credited to you. Instead, we deduct the charge as part of the calculation of the Accumulation Unit Value.

INSURANCE-RELATED OR SEPARATE ACCOUNT CHARGE

You will pay an insurance-related charge for the Separate Account that is no more than .95% annually of the average value of the amount you have in the Separate Account. This charge pays us for general administrative expenses and for the mortality and expense risk of the Deferred Annuity. MetLife guarantees that the Separate Account insurance-related charge will not increase while you have this Deferred Annuity.

General administrative expenses we incur include financial, actuarial, accounting, and legal expenses.

The mortality portion of the insurance-related charge pays us for the risk that you may live longer than we estimated. Then, we could be obligated to pay you more in payments from a pay-out option than we anticipated. Also, we bear the risk that the guaranteed death benefit we would pay should you die during your "pay-in" phase is larger than your Account Balance. We also bear the risk that our expenses in administering the Deferred Annuities may be greater than we estimated (expense risk).

INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. One class of shares available to the Deferred Annuities have 12b-1 Plan fees, which pay for distribution expenses. The percentage you pay for the investment-related charge depends on which investment divisions you select. Amounts for each investment division for the previous year are listed in the Table of Expenses.

PREMIUM AND OTHER TAXES

Some jurisdictions tax what are called "annuity considerations." These may apply to purchase payments, Account Balances and death benefits. In most jurisdictions, we currently do not deduct any money from purchase payments, Account Balances or death benefits to pay these taxes. Generally, our practice is to deduct money to pay premium taxes (also known as "annuity" taxes) only when you exercise a pay-out option. In certain jurisdictions, we may also deduct money to pay premium taxes on lump sum withdrawals or when you exercise a pay-out option. We may deduct an amount to pay premium taxes some time in the future since the laws and the interpretation of the laws relating to annuities are subject to change.

Premium taxes, if applicable, depend on the Deferred Annuity you purchase and your home state or jurisdiction. A chart in Appendix A shows the jurisdictions where premium taxes are charged and the amount of these taxes.

We also reserve the right to deduct from purchase payments, Account Balances, withdrawals or income payments, any taxes (including but not limited to premium taxes) paid by us to any government entity relating to the Deferred Annuities. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Deferred Annuities. We may, at our sole discretion, pay taxes when due and

                                    C-PPA-25
deduct that amount from the Account Balance at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.

EARLY WITHDRAWAL CHARGES

An early withdrawal charge of up to 7% may apply if you withdraw purchase payments within 7 years of when they were credited to your Deferred Annuity. The early withdrawal charge does not apply in certain situations or upon the occurrence of certain events or circumstances. Unless the withdrawal qualifies under one of these situations, events or circumstances, withdrawal charges will apply where there is a request to divide the Account Balance due to a divorce. To determine the early withdrawal charge for Deferred Annuities, we treat your Fixed Interest Account and Separate Account as if they were a single account and ignore both your actual allocations and the Fixed Interest Account or investment division from which the withdrawal is actually coming. To do this, we first assume that your withdrawal is from purchase payments that can be withdrawn without an early withdrawal charge, then from other purchase payments on a "first-in-first-out" (oldest money first) basis and then from earnings. Once we have determined the amount of the early withdrawal charge, we will then withdraw it from the Fixed Interest Account and the investment divisions in the same proportion as the withdrawal is being made. In determining what the withdrawal charge is, we do not include earnings, although the actual withdrawal to pay it may come from earnings. However, if the early withdrawal charge is greater than the available purchase payments, then we will take the early withdrawal charges, in whole or in part, from your earnings.

For partial withdrawals, the early withdrawal charge is determined by dividing the amount that is subject to the early withdrawal charge by 100% minus the applicable percentage shown in the following chart. Then we will make the payment directed and withdraw the early withdrawal charge. We will treat your request as a request for a full withdrawal if your Account Balance is not sufficient to pay both the requested withdrawal and the early withdrawal charge.

For a full withdrawal, we multiply the amount to which the withdrawal charge applies by the percentage shown, keep the result as an early withdrawal charge and pay you the rest.

The early withdrawal charge on purchase payments withdrawn is as follows:

DURING PURCHASE PAYMENT YEAR    PERCENTAGE
----------------------------    ----------
              1                     7%
              2                     6%
              3                     5%
              4                     4%
              5                     3%
              6                     2%
              7                     1%
          8 & Later                 0%


Early withdrawal charges may be waived for certain Deferred Annuities because we have reduced sales costs associated with them.

The early withdrawal charge reimburses us for our costs in selling the Deferred Annuities. We may use our profits (if any) from the mortality and expense risk charge to pay for our costs to sell the Deferred Annuities which exceed the amount of early withdrawal charges we collect. However, we believe that our sales costs may exceed the early withdrawal charges we collect. If so, we will pay the difference out of our general profits.

WHEN NO EARLY WITHDRAWAL CHARGE APPLIES

In some cases, we will not charge you the early withdrawal charge when you make a withdrawal. We may, however, ask you to prove that you meet one of the conditions listed below.

You do not pay an early withdrawal charge:

     - On transfers you make among the investment divisions or to the Fixed Interest Account.

     -    On withdrawals of purchase payments you made over seven years ago.


                                    C-PPA-26

     - If you choose payments over one or more lifetimes or for a period of at least five years (without the right to accelerate the payments).

     - If you die during the pay-in phase. Your beneficiary will receive the full death benefit without deduction.

     - If your Contract permits and your spouse is substituted as the purchaser of the Deferred Annuity and continues the Contract, that portion of the Account Balance that equals the "step up" portion of the death benefit.

     - If you withdraw the permitted free withdrawal each Contract Year. This total withdrawal may be taken in an unlimited number of partial withdrawals during that Contract Year. Each time you make a withdrawal, we calculate what percentage your withdrawal represents at that time. Only when the total of these percentages exceeds the specified percentage will you have to pay early withdrawal charges. For the unallocated Keogh and other Deferred Annuities, generally you are allowed to take the "free withdrawal" on top of any other withdrawals which are otherwise exempt from the early withdrawal charge. This is not true if your other withdrawals are in connection with a systematic termination or purchase payments made over 7 years ago.

The percentage of your Account Balance you are permitted without an early withdrawal charge is for:

          -    Unallocated Keogh Deferred Annuity, 20%.

          - Non-Qualified and IRA Deferred Annuities (depending on the contract's terms), either 10% of your Account Balance or 10% of your Fixed Interest Account balance only.

     - If the withdrawal is required for you to avoid Federal income tax penalties or to satisfy Federal income tax rules or Department of Labor regulations that apply to your Deferred Annuity. This exception does not apply if you have a Non-Qualified or Roth IRA Deferred Annuity or if the withdrawal is to satisfy Section 72(t) requirements under the Internal Revenue Code.

     - Except for the unallocated Keogh Deferred Annuity, if your Contract provides for this, and the provision is approved in your state, on your first withdrawal to which an early withdrawal charge would otherwise apply, and either you or your spouse:

          - Has been a resident of certain nursing home facilities for a minimum of 90 consecutive days; or

          - Is diagnosed with a terminal illness and not expected to live more than a year.

     - Systematic Termination. For unallocated Keogh Deferred Annuities you may withdraw your total Account Balance without an early withdrawal charge when the Account Balance is paid in annual installments based on the following percentages of your Account Balance for that year's withdrawal:

CONTRACTYEAR    PERCENTAGE
------------    ----------
     1*             20%
      2             25%
      3           33 1/3%
      4             50%
      5          remainder


---------
*     Less that Contract Year's withdrawals.

          Any money you withdraw in excess of these percentages in any Contract Year will be subject to early withdrawal charges. You may stop the systematic termination of the Contract. If you ask to restart systematic termination, you begin at the beginning of the schedule listed above.

     - For the unallocated Keogh Deferred Annuity, if you are disabled and request a total withdrawal. Disability is defined in the Federal Social Security Act. If the Deferred Annuity is issued in connection with your retirement plan which is subject to the Employee Retirement Income Security Act of 1974 and if your plan document defines disability, your plan's definition governs.


                                    C-PPA-27

     -    If you retire:

          - For the unallocated Keogh Deferred Annuity, if your plan defines retirement and you retire under that definition. If you are a "restricted" participant, according to the terms of the Deferred Annuity, you must have participated in the Deferred Annuity for the time stated in the Contract.

          - For certain Non-Qualified Deferred Annuities, if you retire from the employer and for certain others if you retire and receive retirement benefits from your employer's qualified plan.

          - For certain IRA Deferred Annuities, if you retire from the employer.

     -    If you leave your job:

          - For the unallocated Keogh Deferred Annuity, if you are a "restricted" participant, according to the terms of the Deferred Annuity, you must have participated in the Deferred Annuity for the time stated in the Contract.

          - For certain Non-Qualified Deferred Annuities, if you retire from your employer or, for certain others, if you leave your job and receive retirement benefits.

          - For certain IRA Deferred Annuities, if you leave your job with your employer.

     - For the unallocated Keogh Deferred Annuity, if your plan terminates and the Account Balance is transferred into another annuity contract we issue.

     - For the unallocated Keogh Deferred Annuity, if you suffer from an unforeseen hardship.

     - For unallocated Keogh Deferred Annuity, if you make a direct transfer to another investment vehicle we have preapproved. If you are a "restricted" participant, according to the terms of the Deferred Annuity, you also must roll over your Account Balance to a MetLife individual retirement annuity within 120 days after you are eligible to receive a plan distribution.

     - If you have transferred money which is not subject to a withdrawal charge (because you have satisfied contractual provisions for a withdrawal without the imposition of a contract withdrawal charge) from certain eligible MetLife contracts into the Deferred Annuity and the withdrawal is of these transferred amounts and we agree. Any purchase payments made after the transfer are subject to the usual early withdrawal charge schedule.

WHEN A DIFFERENT EARLY WITHDRAWAL CHARGE MAY APPLY

If you transferred money from certain eligible MetLife contracts into a Deferred Annuity, you may have different early withdrawal charges for these transferred amounts. Any purchase payments made after the transfer are subject to the usual early withdrawal charge schedule.

     -    Amounts transferred before January 1, 1996:

          We credit your transfer amounts with the time you held them under your original Contract. Or, if it will produce a lower charge, we use the following schedule to determine early withdrawal charges (determined as previously described) for transferred amounts from your original
          Contract:

DURING PURCHASE PAYMENT YEAR    PERCENTAGE
----------------------------    ----------
              1                     5%
              2                     4%
              3                     3%
              4                     2%
              5                     1%
        6 and Beyond                0%


     -    Amounts transferred on or after January 1, 1996:

          - For certain contracts which we issued at least two years before the date of transfer (except as noted below), we apply the withdrawal charge under your original Contract but not any of the original

                                    C-PPA-28

               Contract's exceptions or reductions to the withdrawal charge percentage that do not apply to a Deferred Annuity. Or, if it will produce a lower charge, we use the following schedule to determine early withdrawal charges for transferred amounts from your original Contract:

AFTER THE TRANSFER    PERCENTAGE
------------------    ----------
         1                5%
         2                4%
         3                3%
         4                2%
         5                1%
   6 and Beyond           0%


          - If we issued the other contract less than two years before the date of the transfer or it has a separate withdrawal charge for each purchase payment, we treat your purchase payments under the other contract as if they were made under the Deferred Annuity as of the date we received them under that contract.

     - Alternatively, if provided for in your Deferred Annuity, we credit your purchase payments with the time you held them under your original Contract.

FREE LOOK

You may cancel your Deferred Annuity within a certain time period. This is known as a "free look." Not all contracts issued are subject to free look provisions under state law. We must receive your request to cancel in writing by the appropriate day in your state, which varies from state to state. The time period may also vary depending on your age and whether you purchased your Deferred Annuity from us directly, through the mail or with money from another annuity or life insurance policy. Depending on state law, we may refund all of your purchase payments or your Account Balance as of the date your refund request is received at your MetLife Designated Office in Good Order.

DEATH BENEFIT

One of the insurance guarantees we provide you under your Deferred Annuity is that your beneficiaries will be protected during the "pay-in" phase against market downturns. You name your beneficiary(ies) under the Non-Qualified and IRA Deferred Annuities. If you die during the pay-in phase, the death benefit the beneficiary receives will be the greatest of:

     -    Your Account Balance;

     - Your highest Account Balance as of December 31 following the end of your fifth Contract Year and at the end of every other five year period. In any case, less any later partial withdrawals, fees and charges; or

     - The total of all of your purchase payments less any partial withdrawals.

The death benefit is determined as of the end of the business day on which we receive both due proof of death and an election for the payment method.

Where there are multiple beneficiaries, the death benefit will only be determined as of the time the first beneficiary submits the necessary documentation in Good Order. If the death benefit payable is an amount that exceeds the Account Balance on the day it is determined, we will apply to the Contract an amount equal to the difference between the death benefit payable and the Account Balance in accordance with the current allocation of the Account Balance. This death benefit amount remains in the investment divisions until each of the other beneficiaries submits the necessary documentation in Good Order to claim his/her death benefit. Any death benefit amounts held in the investment divisions on behalf of the remaining beneficiaries are subject to investment risk. There is no additional death benefit guarantee.

Your beneficiary has the option to apply the death benefit (less any applicable premium and other taxes) to a pay-out option offered under your Deferred Annuity. Your beneficiary may, however, decide to take a lump sum cash payment.


                                    C-PPA-29

If permitted in the Contract, if the beneficiary is your spouse, he/she may be substituted as the purchaser of the Non-Qualified and Traditional IRA Deferred Annuities and continue the Contract under the terms and conditions of the Contract that applied prior to the owner's death, with certain exceptions described in the Contract. In that case, the Account Balance will be reset to equal the death benefit on the date the spouse continues the Non-Qualified and Traditional IRA Deferred Annuities. (Any additional amounts added to the Account Balance will be allocated in the same proportions to each balance in an investment division and the Fixed Interest Account as each bears to the total Account Balance). If the spouse continues the Non-Qualified and Traditional IRA Deferred Annuities, the death benefit is calculated as previously described, except, all values used to calculate the death benefit, which may include highest Account Balance as of December 31 following the end of the fifth contract year and every other five year period, are reset on the date the spouse continues the Non-Qualified and Traditional IRA Deferred Annuities. Your spouse may make additional purchase payments and transfers and exercise any other rights as a purchaser of the Contract. Any applicable early withdrawal charges will be assessed against future withdrawals.

TOTAL CONTROL ACCOUNT

The beneficiary may elect to have the Contract's death proceeds paid through an account called the Total Control Account at the time for payment. The Total Control Account is an interest-bearing account through which the beneficiary has complete access to the proceeds, with unlimited check writing privileges. We credit interest to the account at a rate that will not be less than a minimum guaranteed rate. You may also elect to have any Contract surrender proceeds paid into a Total Control Account established for you.

Assets backing the Total Control Accounts are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum rate. Because we bear the investment experience of the assets backing the Total Control Accounts, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.

PAY-OUT OPTIONS (OR INCOME OPTIONS)

You may convert your Deferred Annuity into a regular stream of income after your "pay-in" or "accumulation" phase. The pay-out phase is often referred to as either "annuitizing" your Contract or taking an income annuity. When you select your pay-out option, you will be able to choose from the range of options we then have available. You have the flexibility to select a stream of income to meet your needs. If you decide you want a pay-out option, we withdraw some or all of your Account Balance (less any premium taxes and applicable contract fees), then we apply the net amount to the option. (See "Income Taxes" for a discussion of partial annuitization.) You are not required to hold your Deferred Annuity for any minimum time period before you may annuitize. The variable pay-out option may not be available in all states. Please be aware that once your Contract is annuitized you are ineligible to receive the Death Benefit you have selected.

When considering a pay-out option, you should think about whether you want:

     - Payments guaranteed by us for the rest of your life (or for the rest of two lives) or for a specified period;

     -    A fixed dollar payment or a variable payment; and

     -    A refund feature.

Your income payment amount will depend upon your choices. For lifetime options, the age and sex (where permitted) of the measuring lives (annuitants) will also be considered. For example, if you select a pay-out option guaranteeing payments for your lifetime and your spouse's lifetime, your payments will typically be lower than if you select a pay-out option with payments over only your lifetime. The terms of the Contract supplement to your Deferred Annuity will determine when your income payments start and the frequency with which you will receive your income payments.

By the date specified in your Contract, if you do not either elect to continue the Contract, select a pay-out option or withdraw your entire Account Balance, and your Deferred Annuity was not issued under certain retirement plans, we will automatically issue you a life annuity with a 10 year guarantee. In that case, if you do not tell us otherwise, your Fixed Interest Account balance will be used to provide a Fixed Income Option and your Separate Account

                                    C-PPA-30
balance will be used to provide a variable pay-out income option. However, if we do ask you what you want us to do and you do not respond, we may treat your silence as a request by you to continue your Deferred Annuity.

Because the features of variable pay-out options in the Deferred Annuities are identical to the features of Income Annuities, please read the sections under the "Income Annuities" heading for more information about the available income types and the value of your income payments, reallocations and charges of your Contract in the pay-out phase. We no longer offer the Income Annuities.

                                INCOME ANNUITIES

--------------------------------------------------------------------------------

Income Annuities provide you with a regular stream of payments for either your lifetime or a specific period. You may choose the frequency of your income payments. For example, you may receive your payments on a monthly, quarterly, semi-annual or annual basis. You have the flexibility to select a stream of income to meet your needs. Income Annuities can be purchased so that you begin receiving payments immediately or you can apply the Account Balance of your Deferred Annuity to a pay-out option to receive payments during your "pay-out" phase. With an Income Annuity purchased as an immediate annuity and not as a pay-out option to receive payments during your "pay-out" phase, you may defer receiving payments from us for one year after you have purchased an immediate annuity. You bear any investment risk during any deferral period. We no longer offer the Income Annuity.

We do not guarantee that your variable payments will be a specific amount of money. You may choose to have a portion of the payment fixed and guaranteed under the Fixed Income Option. If you annuitize your Deferred Annuity and should our current annuity rates for a fixed pay-out option for this type of Deferred Annuity provide for greater payments than those guaranteed in your Contract, the greater payment will be made.

Using proceeds from the following types of arrangements, you may purchase Income Annuities to receive immediate payments:

-    Non-Qualified                             -    Roth IRAs
-    Unallocated Keogh                         -    Traditional IRAs


If you have accumulated amounts in any of the listed investment vehicles, your lump sum withdrawal from that investment vehicle may be used to purchase an appropriate Income Annuity as long as income tax requirements are met.

If your retirement plan has purchased an Income Annuity, your choice of pay-out options may be subject to the terms of the plan. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any payments. We will not be responsible for interpreting the terms of your plan. You should review your plan document to see how you may be affected.

INCOME PAYMENT TYPES

Currently, we provide you with a wide variety of income payment types to suit a range of personal preferences. You decide the income payment type for your Income Annuity when you decide to take a pay-out option or at application. The decision is irrevocable.

There are three people who are involved in payments under your Income Annuity:

     - Owner: the person or entity which has all rights under the Income Annuity including the right to direct who receives payment.

     - Annuitant: the person whose life is the measure for determining the duration and sometimes the dollar amount of payments.

     - Beneficiary: the person who receives continuing payments/or a lump sum payment if the owner dies.

Many times, the Owner and the Annuitant are the same person.


                                    C-PPA-31

When deciding how to receive income, consider:

     -    The amount of income you need;

     -    The amount you expect to receive from other sources;

     -    The growth potential of other investments; and

     -    How long you would like your income to last.

Your income payment amount will depend in large part on the type of income payment you choose. For example, if you select a "Lifetime Income Annuity for Two," your payments will typically be lower than if you select a "Lifetime Income Annuity." Where required by state law or under a qualified retirement plan, the annuitant's sex will not be taken into account in calculating income payments. Annuity rates will not be less than those guaranteed in the Contract at the time of purchase for the AIR and income payment type elected. Due to underwriting, administrative or Internal Revenue Code considerations, the choice of the percentage reduction and/or the duration of the guarantee period may be limited. We reserve the right to commute or to otherwise pay the value of any remaining income payments over a period which would comply with Federal income tax law. The terms of your Contract will determine when your income payments start and the frequency with which you will receive your income payments. When you select an income type, it will apply to both fixed income payments and variable income payments.

We reserve the right to limit or stop issuing any of the income types currently available based upon legal requirements or other considerations.

The following income payment types are available:

LIFETIME INCOME ANNUITY: A variable income that is paid as long as the annuitant is living.

LIFETIME INCOME ANNUITY WITH A GUARANTEE PERIOD: A variable income that continues as long as the annuitant is living but is guaranteed to be paid for a number of years. If the annuitant dies before all of the guaranteed payments have been made, payments are made to the owner of the annuity (or the beneficiary, if the owner dies during the guarantee period) until the end of the guaranteed period. No payments are made once the guarantee period has expired and the annuitant is no longer living.

LIFETIME INCOME ANNUITY WITH A REFUND: A variable income that is paid as long as the annuitant is living and guarantees that the total of all income payments will not be less than the purchase payment that we received. If the annuitant dies before the total of all income payments received equals the purchase payment, we will pay the owner (or the beneficiary, if the owner is not living) the difference in a lump sum.

LIFETIME INCOME ANNUITY FOR TWO: A variable income that is paid as long as either of the two annuitants is living. After one annuitant dies, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once both annuitants are no longer living.

LIFETIME INCOME ANNUITY FOR TWO WITH A GUARANTEE PERIOD: A variable income that continues as long as either of the two annuitants is living but is guaranteed to be paid (unreduced by any percentage selected) for a number of years. If both annuitants die before all of the guaranteed payments have been made, payments are made to the owner of the annuity (or the beneficiary, if the owner dies during the guarantee period) until the end of the guaranteed period. If one annuitant dies after the guarantee period has expired, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once the guarantee period has expired and both annuitants are no longer living.

LIFETIME INCOME ANNUITY FOR TWO WITH A REFUND: A variable income that is paid as long as either annuitant is living and guarantees that all income payments will not be less than the purchase payment that we received. After one annuitant dies, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. If both annuitants die before the total of all income payments received equals the purchase payment, we will pay the owner (or the beneficiary, if the owner is not living) the difference in a lump sum.


                                    C-PPA-32

INCOME ANNUITY FOR A GUARANTEED PERIOD: A variable income payable for a guaranteed period of 5 to 30 years. As an administrative practice, we will consider factors such as your age and life expectancy in determining whether to issue a contract with this income payment type. If the owner dies before the end of the guarantee period, payments are made to the beneficiary until the end of the guarantee period. No payments are made after the guarantee period has expired.

MINIMUM SIZE OF YOUR INCOME PAYMENT

Your initial income payment must be at least $50. If you live in Massachusetts, the initial income payment must be at least $20. This means the amount used from a Deferred Annuity to provide a pay-out option must be large enough to provide this minimum initial income payment.

ALLOCATION

You decide what portion of your income payment is allocated among the Fixed Income Option and the variable investment divisions.

THE VALUE OF YOUR INCOME PAYMENTS

AMOUNT OF INCOME PAYMENTS

Variable income payments from an investment division will depend upon the number of annuity units held in that investment division (described below) and the Annuity Unit Value (described later) as of the 10th day prior to a payment date.

The initial variable income payment is computed based on the amount of the purchase payment applied to the specific investment division (net any applicable premium tax owed or Contract charge), the AIR, the age of the measuring lives and the income payment type selected. The initial payment amount is then divided by the Annuity Unit Value for the investment division to determine the number of annuity units held in that investment division. The number of annuity units held remains fixed for the duration of the Contract if no reallocations are made.

The dollar amount of subsequent variable income payments will vary with the amount by which investment performance is greater or less than the AIR.

Each Deferred Annuity provides that, when a pay-out option is chosen, the payment will not be less than the payment produced by the then current Fixed Income Option purchase rates for that contract class. The purpose of this provision is to assure the annuitant that, at retirement, if the Fixed Income Option purchase rates for new contracts are significantly more favorable than the rates guaranteed by a Deferred Annuity of the same class, the owner will be given the benefit of the higher rates.

ANNUITY UNITS

Annuity units are credited to you when you make a purchase payment or make a reallocation into an investment division. Before we determine the number of annuity units to credit to you, we reduce a purchase payment (but not a reallocation) by any premium taxes and the contract fee, if applicable. We then compute an initial income payment amount using the AIR, your income payment type and the age and sex (where permitted) of the measuring lives. We then divide the initial income payment (allocated to an investment division) by the Annuity Unit Value on the date of the transaction. The result is the number of annuity units credited for that investment division. The initial variable income payment is a hypothetical payment which is calculated based upon the AIR. The initial variable income payment is used to establish the number of annuity units. It is not the amount of your actual first variable income payment unless your first income payment happens to be within 10 days after we issue the Income Annuity. When you reallocate an income payment from an investment division, annuity units supporting that portion of your income payment in that investment division are liquidated.

AIR

Your income payments are determined by using the AIR to benchmark the investment experience of the investment divisions you select. We currently offer a 3% and 4% AIR. The higher your AIR, the higher your initial variable

                                    C-PPA-33
income payment will be. Your next payment will increase approximately in proportion to the amount by which the investment experience (for the time period between the payments) for the underlying Portfolio minus the Separate Account charge (the resulting number is the net investment return) exceeds the AIR (for the time period between the payments). Likewise, your next payment will decrease to the approximate extent the investment experience (for the time period between the payments) for the underlying Portfolio minus the Separate Account charge (the net investment return) is less than the AIR (for the time period between the payments). A lower AIR will result in a lower initial variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly than if you had elected a higher AIR as changes occur in the investment experience of the investment divisions.

The amount of each variable income payment is determined 10 days prior to your income payment date. If your first income payment is scheduled to be paid less than 10 days after your Contract's issue date, then the amount of that payment will be determined on your Contract's issue date.

The initial variable income payment is a hypothetical payment which is calculated based on the AIR. This initial variable income payment is used to establish the number of annuity units. It is not the amount of your actual first variable income payment unless your first income payment happens to be within 10 days after we issue the Income Annuity.

VALUATION

This is how we calculate the Annuity Unit Value for each investment division:

     - First, we determine the change in investment experience (which reflects the deduction for any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

     - Next, we subtract the daily equivalent of your insurance-related charge or Separate Account charge (general administrative expenses and mortality and expense risk charges) for each day since the last day the Annuity Unit Value was calculated; the resulting number is the net investment return;

     - Then, we multiply by an adjustment based on your AIR for each day since the last Annuity Unit Value was calculated; and

     -    Finally, we multiply the previous Annuity Unit Value by this result.

REALLOCATIONS

You may make reallocations among the investment divisions or from the investment divisions to the Fixed Income Option. Once you reallocate your income payment into the Fixed Income Option you may not later reallocate amounts from the Fixed Income Option to the investment divisions. If you reside in certain states you may be limited to four options (including the Fixed Interest Option).

Currently, there is no charge to make a reallocation. Your request for a reallocation tells us to move, in accordance with your instructions, the underlying Portfolio shares we have designated in the investment divisions or other funds to generate your income payments.

Reallocations will be made as of the end of a business day, at the close of the Exchange, if received in Good Order prior to the close of the Exchange on that business day. All other reallocation requests in Good Order will be processed on the next business day.

For us to process a reallocation, you must tell us:

     -    The percentage of the income payment to be reallocated;

     - The investment divisions from which you want the income payment to be reallocated; and

     - The investment divisions or Fixed Income Option (and the percentages allocated to each) to which you want the income payment to be reallocated.


                                    C-PPA-34

When you request a reallocation from an investment division to the Fixed Income Option, the payment amount will be adjusted at the time of reallocation. Your payment may either increase or decrease due to this adjustment. The adjusted payment will be calculated in the following manner.

     - First, we update the income payment amount to be reallocated from the investment division based upon the applicable Annuity Unit Value at the time of the reallocation;

     - Second, we use the AIR to calculate an updated annuity purchase rate based upon your age, if applicable, and expected future income payments at the time of the reallocation;

     - Third, we calculate another updated annuity purchase rate using our current annuity purchase rates for the Fixed Income Option on the date of your reallocation; and

     - Finally, we determine the adjusted payment amount by multiplying the updated income amount determined in the first step by the ratio of the annuity purchase rate determined in the second step divided by the annuity purchase rate determined in the third step.

When you request a reallocation from one investment division to another, annuity units in one investment division are liquidated and annuity units in the other investment division are credited to you. There is no adjustment to the income payment amount. Future income payment amounts will be determined based on the Annuity Unit Value for the investment division to which you have reallocated.

You generally may make a reallocation on any day the Exchange is open. At a future date we may limit the number of reallocations you may make, but never to fewer than one a month. If we do so, we will give you advance written notice. We may limit a beneficiary's ability to make a reallocation.

Here are examples of the effect of a reallocation on the income payment:

     - Suppose you choose to reallocate 40% of your income payment supported by investment division A to the Fixed Income Option and the recalculated income payment supported by investment division A is $100. Assume that the updated annuity purchase rate based on the AIR is $125, while the updated annuity purchase rate based on fixed income annuity pricing is $100. In that case, your income payment from the Fixed Income Option will be increased by $40 x($125 / $100) or $50, and your income payment supported by investment division A will be decreased by $40. (The number of annuity units in investment division A will be decreased as well.)

     - Suppose you choose to reallocate 40% of your income payment supported by investment division A to investment division B and the recalculated income payment supported by investment division A is $100. Then, your income payment supported by investment division B will be increased by $40 and your income payment supported by investment division A will be decreased by $40. (Changes will also be made to the number of annuity units in both investment divisions as well.)

"MARKET TIMING" POLICIES AND PROCEDURES

The following is a discussion of our market timing policies and procedures.

Frequent requests from contract owners or participants/annuitants to make transfers/reallocations may dilute the value of a Portfolio's shares if the frequent transfers/reallocations involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers/reallocations may also increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect contract owners and other persons who may have an interest in the Contracts (e.g., participants/annuitants).

We have policies and procedures that attempt to detect and deter frequent transfers/reallocations in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield investment Portfolios (i.e., the American Funds Global Small

                                    C-PPA-35

Capitalization, Artio International Stock, Clarion Global Real Estate, Harris Oakmark International, Invesco Small Cap Growth, Loomis Sayles Small Cap Core, Loomis Sayles Small Cap Growth, Lord Abbett Bond Debenture, MFS(R) Research International, Morgan Stanley EAFE(R) Index, Neuberger Berman Genesis, Oppenheimer Global Equity, Russell 2000(R) Index, T. Rowe Price Small Cap Growth and Western Asset Management Strategic Bond Opportunities Portfolios -- the "Monitored Portfolios") and we monitor transfer/reallocation activity in those Monitored Portfolios. In addition, as described below, we intend to treat all American Funds Insurance Series(R) Portfolios ("American Funds portfolios") as Monitored Portfolios. We employ various means to monitor transfer/reallocation activity, such as examining the frequency and size of transfers/reallocations into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer/reallocation activity to determine if, for each category of international, small-cap, and high-yield portfolios, in a 12 month period there were (1) six or more transfers/reallocations involving the given category; (2) cumulative gross transfers/reallocations involving the given category that exceed the current account balance; and (3) two or more "round-trips" involving any Monitored Portfolio in the given category. A round-trip generally is defined as a transfer/reallocation in followed by a transfer/reallocation out within the next seven calendar days or a transfer/reallocation out followed by a transfer/reallocation in within the next seven calendar days, in either case subject to certain other criteria.


We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer/reallocation activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer/reallocation activity in certain Portfolios, we rely on the underlying Portfolios to bring any potential disruptive transfer/reallocation activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer/reallocation activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

AMERICAN FUNDS((R)) MONITORING POLICY. As a condition to making their portfolios available in our products, American Funds(R) requires us to treat all American Funds portfolios as Monitored Portfolios under our current market timing and excessive trading policies and procedures. Further, American Funds(R) requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor transfer/reallocation activity in American Funds portfolios to determine if there were two or more transfers/reallocations in followed by transfers/reallocations out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds(R) monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction during which period we will require all transfer/reallocation requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, American Funds portfolios also will be subject to our current market timing and excessive trading policies, procedures and restrictions (described below), and transfer/reallocation restrictions may be imposed upon a violation of either monitoring policy.

Our policies and procedures may result in transfer/reallocation restrictions being applied to deter market timing. Currently, when we detect transfer/reallocation activity in the Monitored Portfolios that exceeds our current transfer/reallocation limits, or other transfer/reallocation activity that we believe may be harmful to other persons who have an interest in the Contracts, we require all future requests to or from any Monitored Portfolios or other identified Portfolios under that Contract to be submitted with an original signature.

The detection and deterrence of harmful transfer/reallocation activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the transfer/reallocation limits. Our ability to detect and/or restrict such transfer/reallocation activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Contract owners or participants/annuitants to avoid such detection. Our ability to restrict such transfer/reallocation activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer/reallocation activity that may adversely affect Contract owners or participants/annuitants and other persons with interests in the Contracts. We do not accommodate market timing in any Portfolios and there are no arrangements in place to permit any Contract owner or participant/annuitant to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

The Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or

                                    C-PPA-36
less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual Contract owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers/reallocations by specific Contract owners who violate the frequent trading policies established by the Portfolio.

In addition, Contract owners or participants/annuitants and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus Contract owners or participants/annuitants) will not be harmed by transfer/reallocation activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more transfer/reallocation requests from Contract owners engaged in disruptive trading activity, the Portfolio may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the transfer/reallocation privilege at any time. We also reserve the right to defer or restrict the transfer/reallocation privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single Contract owner or participant/annuitant). You should read the Portfolio prospectuses for more details.

CONTRACT FEE

There is no contract fee under the Income Annuities.

CHARGES

There are two types of charges you pay if you allocate any of your income payment to the investment divisions:

     -    Insurance-related charge (or Separate Account charge); and

     -    Investment-related charge.

We describe these charges below. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with the particular Contract. We can profit from certain Contract charges.

The Separate Account charge you pay will not reduce the number of annuity units credited to you. Instead, we deduct the charges as part of the calculation of the Annuity Unit Value.

INSURANCE-RELATED OR SEPARATE ACCOUNT CHARGE

You will pay an insurance-related charge for the Separate Account that is no more than 0.95% annually of the average value of the amounts in the Separate Account. This charge pays us for general administrative expenses and for mortality and expense risk of the Income Annuity.

General administrative expenses we incur include financial, actuarial, accounting, and legal expenses.

The mortality portion of the insurance-related charge pays us for the risk that you may live longer than we estimated. Then, we could be obligated to pay you more in payments than we anticipated.


                                    C-PPA-37

We also bear the risk that our expenses in administering the Income Annuities will be greater than we estimated (expense risk).

INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. One class of shares available to the Income Annuities has 12b-1 Plan fees, which pay for distribution expenses. The percentage you pay for the investment-related charge depends on the investment divisions you select. Amounts for each investment division for the previous year are listed in the Table of Expenses.

PREMIUM AND OTHER TAXES

Some jurisdictions tax what are called "annuity considerations." We deduct money to pay "premium" taxes (also known as "annuity" taxes) when you make the purchase payment.

Premium taxes, if applicable, depend on the Income Annuity you purchased and your home state or jurisdiction. A chart in Appendix A shows the jurisdictions where premium taxes are charged and the amount of these taxes.

We also reserve the right to deduct from purchase payments, withdrawals or income payments, any taxes (including but not limited to premium taxes) paid by us to any government entity relating to the Income Annuities. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Income Annuities. We may, at our sole discretion, pay taxes when due and deduct the corresponding amount from income payments at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.

FREE LOOK

You may cancel your Income Annuity within a certain time period. This is known as a "free look." Not all contracts issued are subject to free look provisions under state law. We must receive your request to cancel in writing by the appropriate day in your state, which varies from state to state. The "free look" may also vary depending on your age and whether you purchased your Income Annuity from us directly, through the mail or with money from another annuity or life insurance policy. Depending on state law, we may refund all of your purchase payment or the value of your annuity units as of the date your refund request is received at your MetLife Designated Office in Good Order.

If you do not cancel your Income Annuity during the "free-look" period, your decision to purchase the Income Annuity is irrevocable.

You do not have a "free look" if you are electing income payments in the pay-out phase of your Deferred Annuity.

                               GENERAL INFORMATION

--------------------------------------------------------------------------------

ADMINISTRATION

All transactions will be processed in the manner described below.

PURCHASE PAYMENTS

Send your purchase payments, by check, cashier's check or certified check made payable to "MetLife," to your MetLife Designated Office. (We reserve the right to receive purchase payments by other means acceptable to us.) We do not accept cash, money orders or traveler's checks. We will provide you with all necessary forms. We must have all documents in Good Order to credit your purchase payments.


                                    C-PPA-38

We reserve the right to refuse purchase payments made via a personal check in excess of $100,000. Purchase payments over $100,000 may be accepted in other forms, including but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions. The form in which we receive a purchase payment may determine how soon subsequent disbursement requests may be fulfilled. (See "Access To Your Money.") If you send your purchase payments or transaction requests to an address other than the one we have designated for receipt of such purchase payments or requests, we may return the purchase payment to you, or there may be delay in applying the purchase payment or transaction to your Contract.

Purchase payments (including any portion of your Account Balance under a Deferred Annuity which you apply to a pay-out option) are effective and valued as of the close of the Exchange, on the day we receive them in Good Order at your MetLife Designated Office, except when they are received:

     - On a day when the Accumulation Unit Value/Annuity Unit Value is not calculated, or

     -    After the close of the Exchange.

In those cases, the purchase payments will be effective the next day the Accumulation Unit Value or Annuity Unit Value, as applicable, is calculated.

We reserve the right to credit your initial purchase payment to you within two days after its receipt at your MetLife Designated Office. However, if you fill out our forms incorrectly or incompletely or other documentation is not completed properly or otherwise not in Good Order, we have up to five business days to credit the payment. If the problem cannot be resolved by the fifth business day, we will notify you and give you the reasons for the delay. At that time, you will be asked whether you agree to let us keep your money until the problem is resolved. If you do not agree or we cannot reach you by the fifth business day, your money will be returned.

Under certain group Deferred Annuities and group Income Annuities, your employer, or the group in which you are a participant or member must identify you on their reports to us and tell us how your money should be allocated among the investment divisions and the Fixed Interest Account/Fixed Income Option.

CONFIRMING TRANSACTIONS

You will receive a statement confirming that a transaction was recently completed. Certain transactions made on a periodic basis, such as Systematic Withdrawal Program payments, and automated investment strategy transfers, may be confirmed quarterly. You may elect to have your income payments sent to your residence or have us deposit payments directly into your bank account. Periodically, you may receive additional information from us about the Income Annuity. Unless you inform us of any errors within 60 days of receipt, we will consider these communications to be accurate and complete.

PROCESSING TRANSACTIONS

We permit you to request transactions by mail and telephone. We make Internet access available to you for your Deferred Annuity. We may suspend or eliminate telephone or Internet privileges at any time, without prior notice. We reserve the right not to accept requests for transactions by facsimile.

If mandated by applicable law, including, but not limited to, Federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's account and, consequently, refuse to implement any requests for transfers/reallocations, withdrawals, surrenders or death benefits, until instructions are received from the appropriate governmental authority.

BY TELEPHONE OR INTERNET

You may obtain information and initiate a variety of transactions about your Deferred Annuity by telephone or the Internet virtually 24 hours a day, 7 days a week, unless prohibited by state law or your employer. Some of the information and transactions accessible to you include:

     -    Account Balance

     -    Unit Values


                                    C-PPA-39

     -    Current rates for the Fixed Interest Account

     -    Transfers

     -    Changes to investment strategies

     -    Changes in the allocation of future purchase payments.

Your transaction must be in Good Order and completed prior to the close of the Exchange on one of our business days if you want the transaction to be valued and effective on that day. Transactions will not be valued and effective on a day when the Accumulation or Annuity Unit Value is not calculated or after the close of the Exchange. We will value and make effective these transactions on our next business day.

We have put into place reasonable security procedures to insure that instructions communicated by telephone or Internet are genuine. For example, all telephone calls are recorded. Also, you will be asked to provide some personal data prior to giving your instructions over the telephone or through the Internet. When someone contacts us by telephone or Internet and follows our security procedures, we will assume that you are authorizing us to act upon those instructions. Neither the Separate Account nor MetLife will be liable for any loss, expense or cost arising out of any requests that we or the Separate Account reasonably believe to be authentic. In the unlikely event that you have trouble reaching us, requests should be made in writing to your MetLife Designated Office.

Response times for the telephone or Internet may vary due to a variety of factors, including volumes, market conditions and performance of systems.

We are not responsible or liable for:

     - any inaccuracy, error, or delay in or omission of any information you transmit or deliver to us; or

     - any loss or damage you may incur because of such inaccuracy, error, delay or omission; non-performance; or any interruption of information beyond our control.

AFTER YOUR DEATH

If we are notified of your death before a requested transaction is completed, we will cancel the request. For example, if you request a transfer or withdrawal for a date in the future under a Deferred Annuity and then die before that date, we simply pay the death benefit instead. For Income Annuity reallocations, we will cancel the request and continue making payments to your beneficiary if your Income Annuity so provides. For a Deferred Annuity in the pay-out phase and Income Annuity reallocations, we will cancel the request and continue making payments to your beneficiary if your Income Annuity or Deferred Annuity in the pay-out phase so provides. Or, depending on your Income Annuity's or annuitized Deferred Annuity's provisions, we may continue making payments to a joint annuitant or pay your beneficiary a refund.

MISSTATEMENT

We may require proof of age of the annuitant, owner, or beneficiary before making any payments under this Contract that are measured by the annuitant's, owner's, or beneficiary's life. If the age of the annuitant, owner, or beneficiary has been misstated, the amount payable will be the amount that the Account Balance would have provided at the correct age.

Once income payments have begun, any underpayments will be made up in one sum with the next income payment or in any other manner agreed to by us. Any overpayments will be deducted first from future income payments. In certain states we are required to pay interest on any under payments.

THIRD PARTY REQUESTS

Generally, we only accept requests for transactions or information from you. We reserve the right not to accept or to process transactions requested on your behalf by third parties. This includes processing transactions by an agent you designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of transfers/reallocations for a number of other Contract owners, and who simultaneously makes the same request or series of requests on behalf of other Contract owners.


                                    C-PPA-40

VALUATION -- SUSPENSION OF PAYMENTS

We separately determine the Accumulation Unit Value and Annuity Unit Value for each investment division once each day at the close of the Exchange when the Exchange is open for trading. If permitted by law, we may change the period between calculations but we will give you 30 days notice.

When you request a transaction, we will process the transaction using the next available Accumulation Unit Value for Deferred Annuities or Annuity Unit Value for Income Annuities. Subject to our procedure, we will make withdrawals and transfers/reallocations at a later date, if you request. If your withdrawal request is to elect a variable pay-out option under your Deferred Annuity, we base the number of annuity units you receive on the next available Annuity Unit Value.

We reserve the right to suspend or postpone payment for a withdrawal, income payment or transfer/reallocation when:

     - rules of the Securities and Exchange Commission so permit (trading on the Exchange is limited, the Exchange is closed other than for customary weekend or holiday closings or an emergency exists which makes pricing or sale of securities not practicable); or

     - during any other period when the Securities and Exchange Commission by order so permits.

ADVERTISING PERFORMANCE

We periodically advertise the performance of the investment divisions. You may get performance information from a variety of sources including your quarterly statements, your MetLife representative, the Internet, annual reports and semiannual reports. All performance numbers are based upon historical earnings. These numbers are not intended to indicate future results. We may state performance in terms of "yield," "change in Accumulation Unit Value/Annuity Unit Value," "average annual total return," or some combination of these terms.

YIELD is the net income generated by an investment in a particular investment division for 30 days or a month. These figures are expressed as percentages. This percentage yield is compounded semiannually.

CHANGE IN ACCUMULATION/ANNUITY UNIT VALUE ("Non-Standard Performance") is calculated by determining the percentage change in the value of an accumulation (or annuity) unit for a certain period. These numbers may also be annualized. Change in Accumulation/Annuity Unit Value may be used to demonstrate performance for a hypothetical investment (such as $10,000) over a specified period. These performance numbers reflect the deduction of the total Separate Account charges; however, yield and change in Accumulation/Annuity Unit Value performance do not reflect the possible imposition of early withdrawal charges. Early withdrawal charges would reduce performance experience.

AVERAGE ANNUAL TOTAL RETURN calculations ("Standard Performance") reflect all Separate Account charges and applicable early withdrawal charges since the investment division inception date, which is the date the corresponding Portfolio or predecessor Portfolio was first offered under the Separate Account that funds the Deferred Annuity or Income Annuity. These presentations for the Income Annuities reflect a 3% benchmark AIR. These figures also assume a steady annual rate of return.

For purposes of presentation of Non-Standard Performance, we may assume that the Deferred Annuities and the Income Annuities were in existence prior to the inception date of the investment divisions in the Separate Account that funds the Deferred Annuities and the Income Annuities. In these cases, we calculate performance based on the historical performance of the underlying Metropolitan Fund, Met Investors Fund and American Funds(R) Portfolios since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the investment division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuities or Income Annuities had been introduced as of the Portfolio inception date.

We may also present average annual total return calculations which reflect all Separate Account charges and applicable withdrawal charges since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the investment division inception date is hypothetical. Hypothetical returns indicate

                                    C-PPA-41
what the performance data would have been if the Deferred Annuities and Income Annuities had been introduced as of the Portfolio inception date.

We calculate performance for certain investment strategies including the Equalizer, Equity Generator and each asset allocation model of the Index Selector. We calculate the performance as a percentage by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value based on historical performance at the end of that period. This percentage return assumes that there have been no withdrawals or other unrelated transactions.

We may state performance for the investment divisions of the Income Annuity which reflect deduction of the Separate Account charge and investment-related charge, if accompanied by the annualized change in Annuity Unit Value.

We may demonstrate hypothetical values of income payments over a specified period based on historical net asset values of the Portfolios and the historical Annuity Unit Values and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the maximum Separate Account charge and investment-related charge. If the presentation is for an individual, we may also provide a presentation that reflects the applicable (rather than the maximum) insurance-related charge, as well as the Annuity Unit Values and the investment-related charge.

We may assume that the Income Annuity was in existence prior to its inception date. When we do so, we calculate performance based on the historical performance of the underlying Portfolio for the period before the inception date of the Income Annuity and historical Annuity Unit Values.

We may also demonstrate hypothetical future values of income payments over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, hypothetical Annuity Unit Values and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the maximum Separate Account charge and the average of investment-related charge. If the presentation is for an individual, we may also provide a presentation that reflects the applicable Separate Account charge (rather than the maximum), as well as the Annuity Unit Values and the investment-related charge.

An illustration should not be relied upon as a guarantee of future results.

Historical performance information should not be relied on as a guarantee of future performance results.

Past performance is no guarantee of future results.

Performance figures will vary among the various Deferred Annuities and Income Annuities as a result of different Separate Account charges and early withdrawal charges.

CHANGES TO YOUR DEFERRED ANNUITY OR INCOME ANNUITY

We have the right to make certain changes to your Deferred Annuity or Income Annuity, but only as permitted by law. We make changes when we think they would best serve the interest of annuity owners or would be appropriate in carrying out the purposes of the Deferred Annuity or Income Annuity. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Examples of the changes we may make include:

     -    To operate the Separate Account in any form permitted by law.

     - To take any action necessary to comply with or obtain and continue any exemptions under the law (including favorable treatment under the Federal income tax laws) including limiting the number, frequency or types of transfers/reallocations transactions permitted.

     - To transfer any assets in an investment division to another investment division, or to one or more separate accounts, or to our general account, or to add, combine or remove investment divisions in the Separate Account.

     - To substitute for the Portfolio shares in any investment division, the shares of another class of the Metropolitan Fund, Met Investors Fund or the shares of another investment company or any other investment permitted by law.


                                    C-PPA-42

     - To change the way we assess charges, but without increasing the aggregate amount charged to the Separate Account and any currently available Portfolio in connection with the Deferred Annuities or Income Annuities.

     - To make any necessary technical changes in the Deferred Annuities or Income Annuities in order to conform with any of the above-described actions.

If any changes result in a material change in the underlying investments of an investment division in which you have a balance or an allocation, we will notify you of the change. You may then make a new choice of investment divisions. For Deferred Annuities issued in Pennsylvania (and Income Annuities where required by law), we will ask your approval before making any technical changes.

VOTING RIGHTS

Based on our current view of applicable law, you have voting interests under your Deferred Annuity or Income Annuity concerning Metropolitan Fund, Met Investors Fund or American Funds(R) proposals that are subject to a shareholder vote. Therefore, you are entitled to give us instructions for the number of shares which are deemed attributable to your Deferred Annuity or Income Annuity.

We will vote the shares of each of the underlying Portfolios held by the Separate Account based on instructions we receive from those having a voting interest in the corresponding investment divisions. However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our own judgment.

You are entitled to give instructions regarding the votes attributable to your Deferred Annuity or Income Annuity in your sole discretion. Under the unallocated Keogh Deferred Annuity, participants may instruct you to give us instructions regarding shares deemed attributable to their contributions to the Deferred Annuity. Under the unallocated Keogh Deferred Annuity, we will provide you with the number of copies of voting instruction soliciting materials that you request so that you may furnish such materials to participants who may give you voting instructions. Neither the Separate Account nor MetLife has any duty to inquire as to the instructions received or your authority to give instructions; thus, as far as the Separate Account, and any others having voting interests in respect of the Separate Account are concerned, such instructions are valid and effective.

There are certain circumstances under which we may disregard voting instructions. However, in this event, a summary of our action and the reasons for such action will appear in the next semiannual report. If we do not receive your voting instructions, we will vote your interest in the same proportion as represented by the votes we receive from other investors. The effect of this proportional voting is that a small number of Contract Owners or annuitants may control the outcome of a vote. Shares of the Metropolitan Fund, Met Investors Fund or American Funds(R) that are owned by our general account or by any of our unregistered separate accounts will be voted in the same proportion as the aggregate of:

     -    The shares for which voting instructions are received, and

     -    The shares that are voted in proportion to such voting instructions.

However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our judgment.

WHO SELLS THE DEFERRED ANNUITIES AND INCOME ANNUITIES

MetLife Investors Distribution Company ("MLIDC") is the principal underwriter and distributor of the securities offered through this Prospectus. MLIDC, which is our affiliate, also acts as the principal underwriter and distributor of some of the other variable annuity contracts and variable life insurance policies we and our affiliated companies issue. We reimburse MLIDC for expenses MLIDC incurs in distributing the Deferred Annuities and Income Annuities (e.g., commissions payable to the retail broker-dealers who sell the Deferred Annuities and Income Annuities, including our affiliated broker-dealers). MLIDC does not retain any fees under the Deferred Annuities and Income Annuities.


                                    C-PPA-43

MLIDC's principal executive offices are located at 5 Park Plaza, Suite 1900, Irvine, CA 92614. MLIDC is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the Financial Regulatory Industry Authority ("FINRA"). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.

Deferred Annuities and Income Annuities are sold through MetLife licensed sales representatives who are associated with MetLife Securities, Inc. ("MSI"), our affiliate and a broker-dealer, which is paid compensation for the promotion and sale of the Deferred Annuities and Income Annuities. The Deferred Annuities and Income Annuities are also sold through the registered representatives of our other affiliated broker-dealers. MSI and our affiliated broker-dealers are registered with the SEC as broker-dealers under the Securities Exchange Act of 1934 and are also members of FINRA. The Deferred Annuities and Income Annuities may also be sold through other registered broker-dealers. Deferred Annuities and Income Annuities also may be sold through the mail or over the Internet.

There is no front-end sales load deducted from purchase payments to pay sales commissions. Distribution costs are recovered through the Separate Account charge. MetLife sales representatives who are not in our MetLife Resources division ("non-MetLife Resources MetLife sales representatives") must meet a minimum level of sales of proprietary products in order to maintain employment with us. Sales representatives in our MetLife Resources division must meet a minimum level of sales production in order to maintain employment with us.

Non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives receive cash payment for the products they sell and service based upon a "gross dealer concession" model. With respect to Deferred Annuities and Income Annuities, the gross dealer concession ranges from 0% to 6% of each purchase payment and 0.15% of the Account Balance each year the Contract is in force for servicing the Deferred Annuity. Gross dealer concession may also be paid when the Contract is annuitized. The amount of this gross dealer concession payable upon annuitization depends on several factors, including the number of years the Deferred Annuity has been in force. Compensation to the sales representative is all or part of the gross dealer concession. Compensation to sales representatives in the MetLife Resources division is based upon premiums and purchase payments applied to all products sold and serviced by the representative. Compensation to non-MetLife Resources MetLife sales representatives is determined based upon a formula that recognizes premiums and purchase payments applied to proprietary products sold and serviced by the representative as well as certain premiums and purchase payments applied to non-proprietary products sold by the representative. Proprietary products are those issued by us or our affiliates. Because one of the factors determining the percentage of gross dealer concession that applies to a non-MetLife Resources MetLife sales representative's compensation is sales of proprietary products, these sales representatives have an incentive to favor the sale of proprietary products. Because non-MetLife Resources MetLife sales managers' compensation is based on the sales made by the representatives they supervise, these sales managers also have an incentive to favor the sales of proprietary products.

Non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives and their managers may be eligible for additional cash compensation, such as bonuses, equity awards (such as stock options), training allowances, supplemental salary, financial arrangements, marketing support, medical and other insurance benefits, and retirement benefits and other benefits based primarily on the amount of proprietary products sold. Because non-MetLife Resources MetLife sales representatives' and MetLife Resources sales representatives' and their managers' additional cash compensation is based primarily on the sale of proprietary products, non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives and their managers have an incentive to favor the sale of proprietary products.

Sales representatives who meet certain productivity, persistency, and length of service standards and/or their managers may be eligible for additional cash compensation. Moreover, managers may be eligible for additional cash compensation based on the sales production of the sales representatives that the manager supervises.

Our sales representatives and their managers may be eligible for non-cash compensation incentives, such as conferences, trips, prizes and awards. Other non-cash compensation payments may be made for other services that are not directly related to the sale of products. These payments may include support services in the form of recruitment and training of personnel, production of promotional services and other support services.


                                    C-PPA-44

Other incentives and additional cash compensation provide sales representatives and their managers with an incentive to favor the sale of proprietary products. The business unit responsible for the operation of our distribution system is also paid.

MLIDC also pays compensation for the sale of the Deferred Annuities by affiliated broker-dealers. The compensation paid to affiliated broker-dealers for sales of the Deferred Annuities is generally not expected to exceed, on a present value basis, the aggregate amount of total compensation that is paid with respect to sales made through MetLife representatives. (The total compensation includes payments that we make to our business unit that is responsible for the operation of the distribution systems through which the Deferred Annuities are sold.) These firms pay their sales representatives all or a portion of the commissions received for their sales of Deferred Annuities; some firms may retain a portion of commissions. The amount that selling firms pass on to their sales representatives is determined in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Sales representatives of affiliated broker-dealers and their managers may be eligible for various cash benefits and non-cash compensation (as described above) that we may provide jointly with affiliated broker-dealers. Because of the receipt of this cash and non-cash compensation, sales representatives and their managers of our affiliated broker-dealers have an incentive to favor the sale of proprietary products.

MLIDC may also enter into preferred distribution arrangements with certain affiliated broker-dealers such as New England Securities Corporation, Walnut Street Securities, Inc. and Tower Square Securities, Inc. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, MLIDC may pay separate, additional compensation to the broker-dealer firm for services the selling firms provides in connection with the distribution of the Contracts. These services may include providing us with access to the distribution network of the broker-dealer firm, the hiring and training of the broker-dealer firm's sales personnel, the sponsoring of conferences and seminars by the broker-dealer firm, or general marketing services performed by the broker-dealer firm. The broker-dealer firm may also provide other services or incur other costs in connection with distributing the Contracts.

These services may include providing us with access to the distribution network of the selling firm, the hiring and training of the selling firm's sales personnel, the sponsoring of conferences and seminars by the selling firm, or general marketing services performed by the selling firm. The selling firm may also provide other services or incur other costs in connection with distributing the Contracts.

MLIDC also pays compensation for the sale of Contracts by unaffiliated broker-dealers. The compensation paid to unaffiliated broker-dealers for sales of the Deferred Annuities is generally not expected to exceed, on a present value basis, the aggregate amount of total compensation that is paid with respect to sales made through MetLife representatives. (The total compensation includes payments that we make to our business unit that is responsible for the operation of the distribution systems through which the Deferred annuities are sold.) Broker-dealers pay their sales representatives all or a portion of the commissions received for their sales of the Contracts. Some firms may retain a portion of commissions. The amount that the broker-dealer passes on to its sales representatives is determined in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. We and our affiliates may also provide sales support in the form of training, sponsoring conferences, defraying expenses at vendor meetings, providing promotional literature and similar services. An unaffiliated broker-dealer or sales representative of an unaffiliated broker-dealer may receive different compensation for selling one product over another and/or may be inclined to favor one product provider over another product provider due to different compensation rates. Ask your sales representative further information about what your sales representative and the broker-dealer for which he or she works may receive in connection with your purchase of a Contract.

We or our affiliates pay American Funds Distributors, Inc., the principal underwriter for the American Funds(R), percentage of all purchase payments allocated to the American Funds Growth Portfolio, the American Funds Growth-Income Portfolio, the American Funds Global Small Capitalization Portfolio and the American Funds Bond Portfolio for the services it provides in marketing these Portfolios' shares in connection with the Deferred Annuity or Income Annuity.

FINANCIAL STATEMENTS

Our financial statements and the financial statements of the Separate Account have been included in the SAI.


                                    C-PPA-45

YOUR SPOUSE'S RIGHTS

If you received your Contract through a qualified retirement plan and your plan is subject to ERISA (the Employee Retirement Income Security Act of 1974) and you are married, the income payments, withdrawal provisions, and methods of payment of the death benefit under your Deferred Annuity or Income Annuity may be subject to your spouse's rights.

If your benefit is worth $5,000 or less, your plan may provide for distribution of your entire interest in a lump sum without your spouse's consent.

For details or advice on how the law applies to your circumstances, consult your tax advisor or attorney.

WHEN WE CAN CANCEL YOUR DEFERRED ANNUITY OR INCOME ANNUITY

We may not cancel your Income Annuity.

We may cancel your Deferred Annuity only if we do not receive any purchase payments from you for 36 consecutive months and your Account Balance is less than $2,000, except for the unallocated Keogh Deferred Annuity. We may only cancel the unallocated Keogh Deferred Annuity if we do not receive purchase payments from you for 12 consecutive months and your Account Balance is less than $15,000. Accordingly, no Contract will be terminated due solely to negative investment performance. We will only do so to the extent allowed by law. If we cancel a Deferred Annuity issued in New York, we will return the full Account Balance. In all other cases, you will receive an amount equal to what you would have received if you had requested a total withdrawal of your Account Balance. Early withdrawal charges may apply. Certain Deferred Annuities do not contain these cancellation provisions.

                                  INCOME TAXES

--------------------------------------------------------------------------------

The following information on taxes is a general discussion of the subject. It is not intended as tax advice. The Internal Revenue Code ("Code") is complex and subject to change regularly. Failure to comply with the tax law may result in significant adverse tax consequences and IRS penalties. Consult your own tax advisor about your circumstances, any recent tax developments, and the impact of state income taxation. For purposes of this section, we address Deferred Annuities and income payments under the Deferred Annuities together.

You should read the general provisions and any sections relating to your type of annuity to familiarize yourself with some of the tax rules for your particular Contract.

You are responsible for determining whether your purchase of a Deferred Annuity, withdrawals, income payments and any other transactions under your Deferred Annuity satisfy applicable tax law. We are not responsible for determining if your employer's plan or arrangement satisfies the requirements of the Code and/or the Employee Retirement Income Security Act of 1974 (ERISA).

Where otherwise permitted under the Deferred Annuity, the transfer of ownership of a Deferred Annuity, the designation or change in designation of an annuitant, payee or other beneficiary who is not also a contract owner, the selection of certain maturity dates, the exchange of a Deferred Annuity, or the receipt of a Deferred Annuity in an exchange, may result in income tax and other tax consequences, including additional withholding, estate tax, gift tax and generation skipping transfer tax, that are not discussed in this Prospectus. Please consult your tax advisor.

PUERTO RICO TAX CONSIDERATIONS

The Puerto Rico Internal Revenue Code of 1994 (the "1994 Code") taxes distributions from non-qualified annuity contracts differently than in the U.S. Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 1994 Code first as a return of investment. Therefore, a substantial portion of the amounts distributed generally will be excluded from gross income for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis. The amount of income on annuity distributions (payable over your lifetime) is also calculated differently under the 1994 Code. Since the U.S. source income generated by a Puerto Rico bona fide resident is subject to U.S. income tax and the Internal Revenue Service issued guidance in

                                    C-PPA-46

2004 which indicated that the income from an annuity contract issued by a U.S. life insurer would be considered U.S. source income, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 1994 Code provides a credit against the Puerto Rico income tax for U.S. income taxes paid, an individual may not get full credit because of the timing differences. You should consult with a personal tax advisor regarding the tax consequences of purchasing an annuity contract and/or any proposed distribution, particularly a partial distribution or election to annuitize.

ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

Purchasers that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax advisor regarding U.S. state and foreign taxation with respect to purchasing an annuity contract.

MetLife does not expect to incur Federal, state or local income taxes on the earnings or realized capital gains attributable to the Separate Account. However, if we do incur such taxes in the future, we reserve the right to charge amounts allocated to the Separate Account for these taxes.

To the extent permitted under Federal tax law, we may claim the benefit of the corporate dividends received deduction and of certain foreign tax credits attributable to taxes paid by certain of the Portfolios to foreign jurisdictions.

GENERAL

Deferred annuities are a means of setting aside money for future needs-usually retirement. Congress recognizes how important saving for retirement is and has provided special rules in the Code.

All IRAs receive tax deferral under the Code. Although there are no additional tax benefits by funding such retirement arrangements with an annuity, doing so offers you additional insurance benefits such as availability of a guaranteed income for life.

Under current federal income tax law, the taxable portion of distributions and withdrawals from variable annuity contracts are subject to ordinary income tax and are not eligible for the lower tax rates that apply to long term capital gains and qualifying dividends.

WITHDRAWALS

When money is withdrawn from your Contract (whether by you or your beneficiary), the amount treated as taxable income and taxed as ordinary income differs depending on the type of: annuity you purchase (e.g., Non-Qualified or IRA); and payment method or income payment type you elect. If you meet certain requirements, your Roth IRA earnings are free from Federal income taxes.

We will withhold a portion of the amount of your withdrawal for income taxes, unless you are eligible to and elect otherwise. The amount we withhold is determined by the Code.

WITHDRAWALS BEFORE AGE 59 1/2

Because these products are intended for retirement, if you make a taxable withdrawal before age 59 1/2 you may incur a 10% tax penalty, in addition to ordinary income taxes. Also, please see the section below titled Separate Account Charges for further information regarding withdrawals.


                                    C-PPA-47

As indicated in the chart below, some taxable distributions prior to age 59 1/2 are exempt from the penalty. Some of these exceptions include amounts received:


                                                     -----------------------------------
                                                               TYPE OF CONTRACT
----------------------------------------------------------------------------------------
                                                        NON
                                                       QUALI-   TRAD.     ROTH
                                                        FIED     IRA      IRA     KEOGH
----------------------------------------------------------------------------------------
In a series of substantially equal payments made
annually (or more frequently) for life or life           x        x        x        x(1)
expectancy (SEPP)
----------------------------------------------------------------------------------------

After you die                                            x        x        x        x
----------------------------------------------------------------------------------------

After you become totally disabled (as defined in the
Code)                                                    x        x        x        x
----------------------------------------------------------------------------------------

Separation from service if you are over 55 at time
of separation(1)                                                                    x
----------------------------------------------------------------------------------------

To pay deductible medical expenses                                x        x        x
----------------------------------------------------------------------------------------

To pay medical insurance premiums if you are
unemployed                                                        x        x
----------------------------------------------------------------------------------------

For qualified higher education expenses, or                       x        x
----------------------------------------------------------------------------------------

For qualified first time home purchases up to
$10,000                                                           x        x
----------------------------------------------------------------------------------------

After December 31, 1999 for IRS levies                            x        x        x
----------------------------------------------------------------------------------------

Certain immediate income annuities providing a
series of substantially equal periodic payments made
annually (or more frequently) over the specified         x
payment period
----------------------------------------------------------------------------------------
Payment to alternate payess pursuant to qualified
domestic relations order                                                            x
----------------------------------------------------------------------------------------



1     You must be separated service from service at the time payment begins.

SYSTEMATIC WITHDRAWAL PROGRAM FOR SUBSTANTIALLY EQUAL PERIODIC PAYMENTS (SEPP) AND INCOME OPTIONS

If you are considering using the Systematic Withdrawal Program or selecting an income option for the purpose of meeting the SEPP exception to the 10% tax penalty, consult with your tax advisor. It is not clear whether certain withdrawals or income payments under a variable annuity will satisfy the SEPP exception.

If you receive systematic payments that you intend to qualify for the SEPP exception, any modifications (except due to death or disability) to your payment before age 59 1/2 or within five years after beginning SEPP payments, whichever is later, will result in the retroactive imposition of the 10% penalty with interest. Such modifications may include additional purchase payments or withdrawals (including tax-free transfers or rollovers of income payments) from the Deferred Annuity.

SEPARATE ACCOUNT CHARGES

It is conceivable that the charges for certain guaranteed death benefits could be considered to be taxable each year as deemed distributions from the Contract to pay for non-annuity benefits. We currently treat these charges for these benefits as an intrinsic part of the annuity contract and do not tax report these as taxable income. However, it is possible that this may change in the future if we determine that this is required by the IRS. If so, the charge could also be subject to a 10% penalty tax if the taxpayer is under age 59 1/2.

NON-QUALIFIED ANNUITIES

Purchase payments to Non-Qualified contracts are on an "after-tax" basis, so you only pay income taxes on your earnings. Generally, these earnings are taxed when received from the Contract.

Under the Code, withdrawals need not be made by a particular age. However, it is possible that the Internal Revenue Service may determine that the Deferred Annuity must be surrendered or income payments must

                                    C-PPA-48
commence by a certain age (e.g., 85 or older) or your Contract may require that you commence payments by a certain age.

Your Non-Qualified contract may be exchanged for another Non-Qualified annuity or a qualified long-term care contract under Section 1035 without paying income taxes if certain Code requirements are met. Once income payments have commenced, you may not be able to transfer withdrawals to another non-qualified contract or a qualified long-term care contract in a tax-free Section 1035 exchange.

The IRS recently issued guidance under which direct transfers of less than the entire account value from one non-qualified annuity to another non-qualified annuity ("partial exchange") on or after June 30, 2008, may be treated as a taxable withdrawal rather than a non-taxable exchange under certain circumstances. Such circumstances generally include situations where amounts are withdrawn or income payments are made from either contract involved in the partial exchange within a period of twelve months following transfers. Certain exceptions may apply. It is not clear whether this guidance applies to a partial exchange involving qualified long-term care contracts. Consult your own independent tax advisor prior to a partial exchange.

Consult your tax advisor prior to changing the annuitant or prior to changing the date you determine to commence income payments if permitted under the terms of your Contract. It is conceivable that the IRS could consider such actions to be a taxable exchange of annuity contracts.

Where otherwise permitted under the Deferred Annuity, pledges, assignments and other types of transfers of all or a portion of your Account Balance generally result in the immediate taxation of the gain in your Deferred Annuity. This rule may not apply to certain transfers between spouses.

Deferred annuities issued after October 21, 1988 by the same insurance company or affiliates to an owner in the same year are combined for tax purposes. As a result, a greater portion of your withdrawals may be considered taxable income than you would otherwise expect.

When a non-natural person owns a Non-Qualified contract, the annuity will generally not be treated as an annuity for tax purposes and thus loses the benefit of tax deferral. Corporations and certain other entities are generally considered non-natural persons. However, an annuity owned by a non-natural person as agent for an individual will be treated as an annuity for tax purposes.

In those limited situations where the annuity is beneficially owned by a non-natural person and the annuity qualifies as such for Federal income tax purposes, the entity may have a limited ability to deduct interest expenses. Certain income annuities under section 72(u)(4) of the Code purchased with a single payment consisting of substantially equal periodic payments with an annuity starting date within 12 months of purchase may also be considered annuities for federal income tax purposes where owned by a non-natural person.

PURCHASE PAYMENTS

Although the Code does not limit the amount of your purchase payments, your Contract may limit them.

PARTIAL AND FULL WITHDRAWALS

Generally, when you (or your beneficiary in the case of a death benefit) make a partial withdrawal from your Non-Qualified annuity, the Code treats such a partial withdrawal as: first coming from earnings (and thus subject to income tax); and then from your purchase payments (which are not subject to income tax). This rule does not apply to payments made pursuant to an income pay-out option under your Contract. In the case of a full withdrawal, the withdrawn amounts are treated as first coming from your non-taxable return of purchase payment and then from a taxable payment of earnings.

Generally, once the total amount treated as a return of your purchase payment equals the amount of such purchase payment (reduced by any refund or guarantee feature as required by Federal tax law), all remaining withdrawals are fully taxable. If you die before the purchase payment is returned, the unreturned amount may be deductible on your final income tax return or deductible by your beneficiary if income payments continue after your death. We will tell you what your purchase payment was and whether a withdrawal includes a non-taxable return of your purchase payment.


                                    C-PPA-49

INCOME PAYMENTS

Income payments are subject to an "exclusion ratio" or "excludable amount" which determines how much of each payment is treated as: a non-taxable return of your purchase payments and a taxable payment of earnings.

Income payments and amounts received on the exercise of a withdrawal or partial withdrawal option under your Non-Qualified Annuity may not be transferred in a tax-free exchange into another annuity contract or qualified long-term care contract. In accordance with our procedures, such amounts will instead be taxable under the rules for income payment or withdrawals, whichever is applicable.

Generally, once the total amount treated as a return of your purchase payment equals the amount of such purchase payment (reduced by any refund or guarantee feature as required by Federal tax law), all remaining income payments are fully taxable. If you die before the purchase payment is returned, the unreturned amount may be deductible on your final income tax return or deductible by your beneficiary if income payments continue after your death. We will tell you what your purchase payment was and to what extent an income payment includes a non-taxable return of your purchase payment.

The IRS has not approved the use of an exclusion ratio or excludable amount when only part of an account balance is used to convert to income payments.

We will treat the application of less than your entire Account Balance under a Non-Qualified Contract to a pay-out option (taking an income annuity) as a taxable withdrawal for Federal income tax purposes and also as subject to the 10% penalty tax (if you are under age 59 1/2) in addition to ordinary income tax. We will then treat the amount of the withdrawal as the purchase price of an income annuity and tax report the income payments received under the rules for variable income annuities. Consult your tax attorney prior to partially annuitizing your Contract.

The IRS has not specifically approved the use of a method to calculate an excludable amount with respect to a variable income annuity where transfers/reallocations are permitted between investment divisions or from an investment division into a fixed option.

We generally will tell you how much of each income payment is a return of non-taxable purchase payments. We will determine such excludable amount for each income payment under the Contract as a whole by using the rules applicable to variable income payments in general (i.e., by dividing your after-tax purchase price, as adjusted for any refund or guarantee feature by the number of expected income payments from the appropriate IRS table). However, it is possible that the IRS could conclude that the taxable portion of income payments under a Non-Qualified Deferred Annuity is an amount greater (or lesser) than the taxable amount determined by us and reported by us to you and the IRS.

Generally, once the total amount treated as a non-taxable return of your purchase payment equals your purchase payment, then all remaining payments are fully taxable. We will withhold a portion of the taxable amount of your income payment for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.

If the amount of income payments received in any calendar year is less than the excludable amount applicable to the year, the excess is not allowable as a deduction. However, you may generally elect the year in which to begin to apply this excess ratably to increase the excludable amount attributable to future years. Consult your tax advisor as to the details and consequences of making such election. Also, consult your tax advisor as to the tax treatment of any unrecovered after-tax cost in the year that the Contract terminates.

DEATH BENEFITS

The death benefit under an annuity is generally taxable to the recipient in the same manner as if paid to the contract owner (under the rules for withdrawals or income payments, whichever is applicable).

If you die before the annuity starting date, as defined under Treasury Regulations, payments must begin for a period and in a manner allowed by the Code (and any regulations thereunder) to your beneficiary within one year of the date of your death or, if not, payment of your entire interest in the Contract must be made within five years of the date of your death. If your spouse is your beneficiary, he or she may elect to continue as owner of the Contract.

If you die on or after the annuity starting date, as defined under Treasury Regulations, payments must continue to be made at least as rapidly as before your death in accordance with the income type selected.


                                    C-PPA-50

If you die before all purchase payments are returned, the unreturned amount may be deductible on your final income tax return or excluded from income by your beneficiary if income payments continue after your death.

In the case of joint contract owners, the above rules will be applied on the death of any contract owner.

Where the contract owner is not a natural person, these rules will be applied on the death of any annuitant (or on the change in annuitant, if permitted under the Contract).

If death benefit payments are being made to your designated beneficiary and he/she dies prior to receiving the entire remaining interest in the Contract, such remaining interest will be paid out at least as rapidly as under the distribution method being used at the time of your designated beneficiary's death.

After your death, if your designated beneficiary dies prior to electing a method for the payment of the death benefit, the remaining interest in the Contract will be paid out in a lump sum. In all cases, such payments will be made within five years of the date of your death.

DIVERSIFICATION

In order for your Non-Qualified Deferred Annuity to be considered an annuity contract for Federal income tax purposes, we must comply with certain diversification standards with respect to the investments underlying the Contract. We believe that we satisfy and will continue to satisfy these diversification standards. Inadvertent failure to meet these standards may be correctable. Failure to meet these standards would result in immediate taxation to contract owners of gains under their Contract.

INVESTOR CONTROL

In certain circumstances, owners of variable annuity contracts have been considered to be the owners of the assets of the underlying Separate Account for Federal Income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contract, such as the number of funds available and the flexibility of the contract owner to allocate premium payments and transfer amounts among the funding options have not been addressed in public rulings. While we believe that the Contract does not give the Contract owner investment control over Separate Account assets, we reserve the right to modify the Contract as necessary to prevent a contract owner from being treated as the owner of the Separate Account assets supporting the Contract.

CHANGES TO TAX RULES AND INTERPRETATIONS

Changes in applicable tax rules and interpretations can adversely affect the tax treatment of your Contract. These changes may take effect retroactively. Examples of changes that could create adverse tax consequences include:

     - Possible taxation of transfers/reallocations between investment divisions or transfers/reallocations from an investment division to the Fixed Account or Fixed Income Option.

     - Possible taxation as if you were the contract owner of your portion of the Separate Account's assets.

     - Possible limits on the number of funding options available or the frequency of transfers/reallocations among them.

We reserve the right to amend your Deferred Annuity where necessary to maintain its status as a variable annuity contract under Federal tax law and to protect you and other contract owners in the investment divisions from adverse tax consequences.

INDIVIDUAL RETIREMENT ANNUITIES

TRADITIONAL IRA AND ROTH IRA

The sale of a Contract for use with an IRA may be subject to special disclosure requirements of the IRS. Purchasers of a Contract for use with IRAs will be provided with supplemental information required by the IRS or other appropriate

                                    C-PPA-51
agency. A Contract issued in connection with an IRA may be amended as necessary to conform to the requirements of the Code.

IRA Contracts may not invest in life insurance. The Deferred Annuity offers death benefits and optional benefits that in some cases may exceed the greater of the purchase payments or the Account Balance, which could conceivably be characterized as life insurance.

The IRS has approved the form of the Traditional IRA and SIMPLE IRA endorsement for use with the Contract and certain riders, including riders providing for death benefits in excess of premiums paid. Please be aware that the IRA Contract issued to you may differ from the form of the Traditional IRA approved by the IRS because of several factors such as different riders and state insurance department requirements. The Roth IRA tax endorsement is based on the IRS model form 5305-RB (rev 0302).

Consult your tax advisor prior to the purchase of the Contract as a Traditional IRA or Roth IRA.

Generally, except for Roth IRAs, IRAs can accept deductible (or pre-tax) purchase payments. Deductible or pre-tax purchase payments will be taxed when distributed from the Contract.

You must be both the contract owner and the annuitant under the Contract. Your IRA annuity is not forfeitable and you may not transfer, assign or pledge it to someone else. You are not permitted to borrow from the Contract. You can transfer your IRA proceeds to a similar IRA or certain eligible retirement plans of an employer without incurring Federal income taxes if certain conditions are satisfied.

TRADITIONAL IRA ANNUITIES

PURCHASE PAYMENTS

Purchase payments (except for permissible rollovers and direct transfers) are generally not permitted after the calendar year in which you attain age 69 1/2.

Except for permissible rollovers and direct transfers, purchase payments to Traditional IRAs and Roth IRAs for individuals under age 50 are limited to the lesser of 100% of compensation or the deductible amount established each year under the Code. A purchase payment up to the deductible amount can also be made for a non-working spouse provided the couple's compensation is at least equal to their aggregate contributions. See the SAI for additional information. Also, see IRS Publication 590 available at www.irs.gov.

     - Individuals age 50 or older can make an additional "catch-up" purchase payment (assuming the individual has sufficient compensation).

     - If you are an active participant in a retirement plan of an employer, contributions may be limited.

     - Purchase payments in excess of these amounts may be subject to a penalty tax.

     - These age and dollar limits do not apply to tax-free rollovers or transfers from other IRAs or other eligible retirement plans.

     - If certain conditions are met, you can change your Traditional IRA purchase payment to a Roth IRA before you file your income tax return (including filing extensions).

WITHDRAWALS AND INCOME PAYMENTS

Withdrawals (other than tax free transfers or rollovers to other individual retirement arrangements or eligible retirement plans) and income payments are included in income except for the portion that represents a return of non-deductible purchase payments. This portion is generally determined based on a ratio of all non-deductible purchase payments to the total values of all your Traditional IRAs. We will withhold a portion of the amount of your withdrawal for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code. Also see general section titled "Withdrawals" above.


                                    C-PPA-52

MINIMUM DISTRIBUTION REQUIREMENTS FOR IRAS

Generally, for IRAs (see discussion below for Roth IRAs), you must begin receiving withdrawals by April 1 of the calendar year following the year in which you reach age 70 1/2. Complex rules apply to the calculation of these withdrawals. A tax penalty of 50% applies to withdrawals which should have been taken but were not. It is not clear whether income payments under a variable annuity will satisfy these rules. Consult your tax advisor prior to choosing a pay-out option.

You (and after your death, your designated beneficiaries) generally do not have to take the required minimum distribution ("RMD") for 2009. If your first RMD would have been due by April 1, 2010, you are not required to take such distribution; however, your 2010 RMD is due by December 31, 2010. For after-death RMDs, the five year rule is applied without regard to calendar year 2009. For instance, for a contract owner who died in 2007, the five year period would end in 2013 instead of 2012. This RMD waiver does not apply if you are receiving Annuity Payments under your Contract. The RMD rules are complex, so consult with your tax advisor because the application of these rules to your particular circumstances may have been impacted by the 2009 RMD waiver.

In general, Income Tax regulations permit income payments to increase based not only with respect to the investment experience of the underlying funds but also with respect to actuarial gains. Additionally, these regulations permit payments under income annuities to increase due to a full withdrawal or to a partial withdrawal under certain circumstances.

The regulations also require that beginning for the 2006 distribution year, the value of all benefits under a deferred annuity including death benefits in excess of cash value must be added to the account value in computing the amount required to be distributed over the applicable period. The new rules are not entirely clear and you should consult your own tax advisors as to how these rules affect your own Contract. We will provide you with additional information regarding the amount that is subject to minimum distribution under this new rule.

If you intend to receive your minimum distributions which are payable over the joint lives of you and a beneficiary who is not your spouse (or over a period not exceeding the joint life expectancy of you and your non-spousal beneficiary), be advised that Federal tax rules may require that payments be made over a shorter period or may require that payments to the beneficiary be reduced after your death to meet the minimum distribution incidental benefit rules and avoid the 50% excise tax. Under federal tax rules, a same-sex spouse is treated as a non-spouse beneficiary. Consult your tax advisor.

DEATH BENEFITS

The death benefit is taxable to the recipient in the same manner as if paid to the contract owner (under the rules for withdrawals or income payments, whichever is applicable).

Generally, if you die before required minimum distribution withdrawals have begun, we must make payment of your entire interest by December 31st of the year that is the fifth anniversary of your death or begin making payments over a period and in a manner allowed by the Code to your beneficiary by December 31st of the year after your death. Consult your tax advisor because the application of these rules to your particular circumstances may have been impacted by the 2009 RMD waiver (see Minimum Distribution Requirements section for additional information).

If your spouse is your beneficiary, and your Contract permits, your spouse may delay the start of these payments until December 31 of the year in which you would have reached age 70 1/2. Alternatively, if your spouse is your beneficiary, he or she may elect to continue as contract owner of the Contract.

If you die after required distributions begin, payments of your entire remaining interest must be made in a manner and over a period as provided under the Code (and any applicable regulations).

If the Contract is issued in your name after your death for the benefit of your designated beneficiary with a purchase payment which is directly transferred to the Contract from another IRA account or IRA annuity you owned, the death benefit must continue to be distributed to your beneficiary's beneficiary in a manner at least as rapidly as the method of distribution in effect at the time of your beneficiary's death.


                                    C-PPA-53

ROTH IRA ANNUITIES

GENERAL

Roth IRAs are different from other IRAs because you have the opportunity to enjoy tax-free earnings. However, you can only make after-tax purchase payments to a Roth IRA.

PURCHASE PAYMENTS

Roth IRA purchase payments for individuals under age 50 are non-deductible and are limited, in a manner similar to IRAs, to the lesser of 100% of compensation or the annual deductible IRA amount. This limit includes contributions to all your Traditional and Roth IRAs for the year. Individuals age 50 or older can make an additional "catch-up" purchase payment each year (assuming the individual has sufficient compensation).

You may contribute up to the annual purchase payment limit if your modified adjusted gross income does not exceed certain limits. Purchase payments are phased out depending on your modified adjusted gross income and your filing status. See the SAI for additional information. Also, see IRS Publication 590 available at www. irs.gov.

Further, with respect to Traditional IRA amounts which were converted to a Roth IRA, such conversion must have occurred at least five years prior to purchase of this Contract. Consult your independent tax advisor.

Annual purchase payments limits do not apply to a rollover from a Roth IRA to another Roth IRA or a conversion from a Traditional IRA to a Roth IRA. You can contribute to a Roth IRA after age 70 1/2. If certain conditions are met, you can change your Roth IRA contribution to a Traditional IRA before you file your income return (including filing extensions).

Beginning in 2008, Roth IRAs may also accept a rollover from other types of eligible retirement plans (e.g., 403(b), 401(a) and 457(b) plans of a state or local government employer) if Code requirements are met. The taxable portion of the proceeds are subject to income tax in the year the rollover distribution occurs.

If you exceed the purchase payment limits you may be subject to a tax penalty.

WITHDRAWALS

Generally, withdrawals of earnings from Roth IRAs are free from Federal income tax if they meet the following two requirements:

     - The withdrawal is made at least five taxable years after your first purchase payment to a Roth IRA, AND

     - The withdrawal is made: on or after the date you reach age 59 1/2; upon your death or disability; or for a qualified first-time home purchase (up to $10,000).

Withdrawals of earnings which do not meet these requirements are taxable and a 10% penalty tax may apply if made before age 59 1/2. See withdrawals chart above. Consult your tax advisor to determine if an exception applies.

Withdrawals from a Roth IRA are made first from purchase payments and then from earnings. Generally, you do not pay income tax on withdrawals of the purchase payments. However, withdrawals of taxable amounts converted from a non-Roth IRA prior to age 59 1/2 will be subject to the 10% penalty tax (unless you meet an exception) if made within 5 taxable years of such conversion. See withdrawals chart above.

The order in which money is withdrawn from a Roth IRA is as follows (all Roth IRAs owned by a taxpayer are combined for withdrawal purposes):

     - The first money withdrawn is any annual (non-conversion/rollover) contributions to the Roth IRA. These are received tax and penalty free.

     - The next money withdrawn is from conversion/rollover contributions from a non-Roth IRA, or an eligible retirement plan (other than a designated Roth account) on a first-in, first-out basis. For these purposes, distributions are treated as coming first from the portion of the conversion/rollover contribution that was subject to income tax as a result of the conversion. As previously discussed, depending upon when it

                                    C-PPA-54
          occurs, withdrawals of the taxable amounts converted may be subject to a penalty tax, or result in the acceleration of inclusion of income.

     - The next money withdrawn is from earnings in the Roth IRA. This is received tax-free if it meets the requirements previously discussed; otherwise it is subject to Federal income tax and an additional 10% penalty tax may apply if you are under age 59 1/2.

     - We may be required to withhold a portion of your withdrawal for income taxes, unless you elect otherwise. The amount will be determined by the Code.

CONVERSION

You may convert/rollover a Traditional IRA or an eligible retirement plan (other than a designated Roth account) to a Roth IRA.

Except to the extent you have non-deductible contributions, the amount converted from an existing IRA or an eligible retirement plan (other than a designated Roth IRA account) into a Roth IRA is taxable. Generally, the 10% withdrawal penalty does not apply to conversions/rollovers. (See exception discussed previously.)

For conversions occurring in 2010, the taxable amount distributed (or treated as distributed) in 2010 and then converted into a Roth IRA may be included in your taxable income ratably over 2011 and 2012 and does not have to be included in your taxable income in 2010.

Caution: The IRS issued guidance in 2005 requiring that the taxable amount converted be based on the fair market value of the entire IRA annuity contract being converted or redesignated into a Roth IRA. Such fair market value, in general, is to be determined by taking into account the value of all benefits (both living benefits and death benefits) in addition to the account balance; as well as adding back certain loads and charges incurred during the prior 12 month period. Your Contract may include such benefits, and applicable charges. Accordingly, taxpayers considering re-designating a Traditional IRA annuity into a Roth IRA annuity should consult their own tax advisor prior to converting. The taxable amount may exceed the account value at date of conversion.

Amounts converted from a Traditional IRA or an eligible retirement plan (other than a designated Roth account) to a Roth IRA generally will be subject to income tax withholding. The amount withheld is determined by the Code.

If you mistakenly convert or otherwise wish to change your Roth IRA contribution to a Traditional IRA contribution, the tax law allows you to reverse your conversion provided you do so before you file your tax return for the year of the contribution and if certain conditions are met.

REQUIRED DISTRIBUTIONS

Required minimum distribution rules that apply to other types of IRAs while you are alive do not apply to Roth IRAs. However, in general, the same rules with respect to minimum distributions required to be made to a beneficiary after your death under Traditional IRAs do apply to Roth IRAs. Note, as previously mentioned, certain required minimum distributions are waived for 2009.

Note that where payments under a Roth Income Annuity have begun prior to your death, the remaining interest in the Contract must be paid to your designated beneficiary by the end of the fifth year following your death or over a period no longer than the beneficiary's remaining life expectancy at the time you die.

DEATH BENEFITS

Generally, when you die we must make payment of your entire interest by the December 31st of the year that is the fifth anniversary of your death or begin making payments over a period and in a manner allowed by the Code to your beneficiary by December 31st of the year after your death.

If your spouse is your beneficiary, your spouse may delay the start of required payments until December 31st of the year in which you would have reached age 70 1/2.

If your spouse is your beneficiary, he or she may elect to continue as "contract owner" of the Contract.


                                    C-PPA-55

KEOGH ANNUITIES

GENERAL

A Keogh Plan is generally a qualified retirement Plan (defined contribution or defined benefit) that covers a self-employed person. Other employees may also be covered. Special rules apply to contribution limits in the case of a self-employed person. However, there may be some differences; consult your tax advisor.

PURCHASE PAYMENTS

Generally, all purchase payments will be contributed on a "before-tax" basis. This means that the purchase payments either reduce your income, entitle you to a tax deduction or are not subject to current income tax.

Under some circumstances, "after-tax" purchase payments can be made to certain annuities. These purchase payments do not reduce your taxable income or give you a tax deduction.

There are annual purchase payment limits for these annuities under the Code. Purchase payments in excess of these limits may result in adverse tax consequences.

Your Contract may accept certain direct transfers and rollovers from other qualified plan accounts and contracts. Such transfers and rollovers are generally not subject to the annual limitation on purchase payments.

PARTIAL AND FULL WITHDRAWALS

If certain requirements are met, you may be able to transfer amounts in your Contract to another eligible retirement plan or IRA. Beginning in 2008, under certain circumstances such transfers can be made to Roth IRAs, but taxes must be paid on earning and before-tax contributions in the year of transfer.

Because your purchase payments are generally on a before-tax basis, you pay income taxes on the full amount of money you withdraw as well as income earned under the Contract. Withdrawals attributable to any after-tax contributions are not subject to income tax, depending on your plan, however, this portion is generally determined based upon the ratio of all non-deductible purchase payments to the total value of your plan benefit or account balance.

PENALTY TAX FOR PREMATURE DISTRIBUTIONS

For Keogh Contracts, taxable distributions taken before the Contract Owner has reached the age of 59 1/2 will be subject to a 10% additional tax penalty unless the distribution is taken in a series of periodic distributions, for life or life expectancy, or unless the distribution follows the death or disability of the Contract Owner. Other exceptions may be available in certain qualified plans. The 10% additional tax is in addition to any penalties that may apply under your Contract and the normal income taxes due on the distribution.

MINIMUM DISTRIBUTION REQUIREMENTS

Generally, for plans or arrangements other than IRAs, you must begin receiving retirement plan withdrawals from your Contract by April 1 of the calendar year following the later of:

     -    The year you turn age 70  1/2 or

     - Provided you do not own 5% or more of your employer, and to the extent permitted by your plan and Contract, the year you retire.

Complex rules apply to timing and calculating these withdrawals. A tax penalty of 50% applies to withdrawals, which should have been taken but were not.

In all other respects, the minimum distribution rules work similarly to those under IRAs. Consult your tax advisor.


                                    C-PPA-56

                                LEGAL PROCEEDINGS

--------------------------------------------------------------------------------

In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MLIDC to perform its contract with the Separate Account or of MetLife to meet its obligations under the Contracts.


                                    C-PPA-57

                      THIS PAGE INTENTIONALLY LEFT  BLANK.

                                   APPENDIX A

--------------------------------------------------------------------------------

                                PREMIUM TAX TABLE

If you are a resident of one of the following jurisdictions, the percentage amount listed by that jurisdiction is the premium tax rate applicable to your Deferred Annuity or Income Annuity.

                                                                           KEOGH, 401(A),
                                                                             401(K), AND
                                                                               403(A)        NON-QUALIFIED
                                                           IRA DEFERRED     DEFERRED AND      DEFERRED AND
                                                            AND INCOME         INCOME            INCOME
                                                           ANNUITIES(1)       ANNUITIES        ANNUITIES
                                                           ------------    --------------    -------------
California.............................................        0.5%             0.5%             2.35%
Florida(2).............................................        1.0%             1.0%              1.0%
Maine..................................................          --               --              2.0%
Nevada.................................................          --               --              3.5%
Puerto Rico(3).........................................        1.0%             1.0%              1.0%
South Dakota(4)........................................          --               --             1.25%
West Virginia..........................................        1.0%             1.0%              1.0%
Wyoming................................................          --               --              1.0%


---------
1 Premium tax rates applicable to IRA Deferred Annuities and Income Annuities purchased for use in connection with individual retirement trust or custodial accounts meeting the requirements of Section 408(a) of the Code are included under the column heading "IRA Deferred Annuities and Income Annuities."
2 Annuity premiums are exempt from taxation provided the tax savings are passed back to the contract holders. Otherwise, they are taxable at 1%.
3 We will not deduct premium taxes paid by us to Puerto Rico from purchase payments, account balances, withdrawals, death benefits or income payments.
4 Special rate applies for large case annuity policies. Rate is 8/100 of 1% for that portion of the annuity considerations received on a contract exceeding $500,000 annually. Special rate on large case policies is not subject to retaliation.


                                    C-PPA-59

                      THIS PAGE INTENTIONALLY LEFT  BLANK.

                                  APPENDIX A-1

--------------------------------------------------------------------------------

                 ADDITIONAL INFORMATION REGARDING THE PORTFOLIOS

The Portfolios below were subject to a merger or name change. The chart identifies the former name and new name of each of these Portfolios.

PORTFOLIO MERGER

               FORMER PORTFOLIO                                NEW PORTFOLIO
---------------------------------------------  ---------------------------------------------
METROPOLITAN FUND                              MET INVESTORS FUND
  FI Mid Cap Opportunities Portfolio             Morgan Stanley Mid Cap Growth Portfolio


PORTFOLIO NAME CHANGES

                 FORMER NAME                                      NEW NAME
---------------------------------------------  ---------------------------------------------
MET INVESTORS FUND                             MET INVESTORS FUND
  Legg Mason Partners Aggressive Growth        Legg Mason ClearBridge Aggressive Growth
     Portfolio                                      Portfolio
  Met/AIM Small Cap Growth Portfolio           Invesco Small Cap Growth Portfolio
METROPOLITAN FUND                              METROPOLITAN FUND
  BlackRock Strategic Value Portfolio          Neuberger Berman Genesis Portfolio




                                    C-PPA-61

                      THIS PAGE INTENTIONALLY LEFT  BLANK.

                                   APPENDIX B

--------------------------------------------------------------------------------

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

This table shows fluctuations in the Accumulation Unit Values for for each investment division from year end to year end. The information in this table has been derived from the Separate Account's full financial statements or other reports (such as the annual report).


                                                      BEGINNING OF                    NUMBER OF
                                                          YEAR       END OF YEAR     ACCUMULATION
                                                      ACCUMULATION  ACCUMULATION  UNITS END OF YEAR
INVESTMENT DIVISION                             YEAR   UNIT VALUE    UNIT VALUE     (IN THOUSANDS)
-------------------                             ----  ------------  ------------  -----------------
American Funds Global Small Capitalization
  Division -- Class 2(e)......................  2001      15.08         13.77              13
                                                2002      13.77         11.04              46
                                                2003      11.04         16.80             170
                                                2004      16.80         20.11             363
                                                2005      20.11         24.98             443
                                                2006      24.98         30.70             743
                                                2007      30.70         36.92             869
                                                2008      36.92         17.00             820
                                                2009      17.00         27.16             861

American Funds Growth Division -- Class 2(e)..  2001     145.96        124.55              13
                                                2002     124.55         93.21              68
                                                2003      93.21        126.32             117
                                                2004     126.32        140.76             178
                                                2005     140.76        162.02             168
                                                2006     162.02        176.90             259
                                                2007     176.90        196.86             274
                                                2008     196.86        109.26             286
                                                2009     109.26        150.89             304

American Funds Growth-Income Division -- Class
  2(e)........................................  2001      95.64         92.64              11
                                                2002      92.64         74.93              72
                                                2003      74.93         98.30             174
                                                2004      98.30        107.47             302
                                                2005     107.47        112.67             284
                                                2006     112.67        128.59             317
                                                2007     128.59        133.79             340
                                                2008     133.79         82.37             337
                                                2009      82.37        107.09             328


                                    C-PPA-63

                                                      BEGINNING OF                    NUMBER OF
                                                          YEAR       END OF YEAR     ACCUMULATION
                                                      ACCUMULATION  ACCUMULATION  UNITS END OF YEAR
INVESTMENT DIVISION                             YEAR   UNIT VALUE    UNIT VALUE     (IN THOUSANDS)
-------------------                             ----  ------------  ------------  -----------------

Artio International Stock Division (formerly
  Julius Baer International Stock Division)...  2000      18.95         16.88           1,096
                                                2001      16.88         13.27           1,162
                                                2002      13.27         10.85           1,006
                                                2003      10.85         13.76             965
                                                2004      13.76         16.11             904
                                                2005      16.11         18.83           1,179
                                                2006      18.83         21.73           1,262
                                                2007      21.73         23.75           1,095
                                                2008      23.75         13.14           1,021
                                                2009      13.14         15.91             971

Barclays Capital Aggregate Bond Index Division
  (formerly Lehman Brothers(R) Aggregate Bond
  Index Division) ............................  2000       9.89         10.91             271
                                                2001      10.91         11.61             844
                                                2002      11.61         12.68             809
                                                2003      12.68         13.02             978
                                                2004      13.02         13.42           1,171
                                                2005      13.42         13.57           1,266
                                                2006      13.57         14.00           1,651
                                                2007      14.00         14.82           1,753
                                                2008      14.82         15.56           1,497
                                                2009      15.56         16.21           1,549

BlackRock Aggressive Growth Division..........  2000      56.51         51.71           1,852
                                                2001      51.71         39.05           1,971
                                                2002      39.05         27.57           1,655
                                                2003      27.57         38.45           1,590
                                                2004      38.45         43.03           1,507
                                                2005      43.03         47.18           1,356
                                                2006      47.18         49.89           1,235
                                                2007      49.89         59.58           1,096
                                                2008      59.58         32.03           1,008
                                                2009      32.03         47.42             941

BlackRock Bond Income Division(c).............  2000      34.37         37.87             475
                                                2001      37.87         40.64             562
                                                2002      40.64         43.61             502
                                                2003      43.61         45.72             465
                                                2004      45.72         47.30             430
                                                2005      47.30         47.99             428
                                                2006      47.99         49.64             435
                                                2007      49.64         52.26             448
                                                2008      52.26         49.99             394
                                                2009      49.99         54.21             367


                                    C-PPA-64

                                                      BEGINNING OF                    NUMBER OF
                                                          YEAR       END OF YEAR     ACCUMULATION
                                                      ACCUMULATION  ACCUMULATION  UNITS END OF YEAR
INVESTMENT DIVISION                             YEAR   UNIT VALUE    UNIT VALUE     (IN THOUSANDS)
-------------------                             ----  ------------  ------------  -----------------

BlackRock Diversified Division................  2000      42.84         42.88           1,337
                                                2001      42.88         39.79           1,462
                                                2002      39.79         33.95           1,149
                                                2003      33.95         40.54           1,085
                                                2004      40.54         43.58           1,016
                                                2005      43.58         44.49             919
                                                2006      44.49         48.71             975
                                                2007      48.71         51.10             899
                                                2008      51.10         38.07             798
                                                2009      38.07         44.23             751

BlackRock Large Cap Core Division*(b).........  2007      85.63         86.77             758
                                                2008      86.77         54.05             654
                                                2009      54.05         63.94             604

BlackRock Large Cap Division (formerly
  BlackRock Investment Trust).................  2000      89.40         83.10           1,342
                                                2001      83.10         68.31           1,374
                                                2002      68.31         49.99           1,145
                                                2003      49.99         64.49           1,097
                                                2004      64.49         70.82           1,011
                                                2005      70.82         72.67             905
                                                2006      72.67         82.15             829
                                                2007      82.15         86.35               0

BlackRock Large Cap Value Division(k).........  2004      10.10         11.18               3
                                                2005      11.18         11.74               4
                                                2006      11.74         13.88              32
                                                2007      13.88         14.21              15
                                                2008      14.21          9.16               5
                                                2009       9.16         10.09               4

BlackRock Legacy Large Cap Growth
  Division(k).................................  2004      10.08         11.10               0
                                                2005      11.10         11.76               0
                                                2006      11.76         12.14               0
                                                2007      12.14         14.27               1
                                                2008      14.27          8.97               3
                                                2009       8.97         12.16               3


                                    C-PPA-65

                                                      BEGINNING OF                    NUMBER OF
                                                          YEAR       END OF YEAR     ACCUMULATION
                                                      ACCUMULATION  ACCUMULATION  UNITS END OF YEAR
INVESTMENT DIVISION                             YEAR   UNIT VALUE    UNIT VALUE     (IN THOUSANDS)
-------------------                             ----  ------------  ------------  -----------------

BlackRock Strategic Value Division(a).........  2000      10.00         12.26              69
                                                2001      12.26         14.09             443
                                                2002      14.09         10.98             769
                                                2003      10.98         16.33             943
                                                2004      16.33         18.66           1,133
                                                2005      18.66         19.25             990
                                                2006      19.25         22.26           1,299
                                                2007      22.26         21.29           1,187
                                                2008      21.29         12.99           1,045
                                                2009      12.99         14.56             922

Clarion Global Real Estate Division (formerly
  Neuberger Berman Real Estate Division)(k)...  2004      10.00         12.89               1
                                                2005      12.89         14.51              15
                                                2006      14.51         19.82              29
                                                2007      19.82         16.72              20
                                                2008      16.72          9.68              18
                                                2009       9.68         12.96              13

Davis Venture Value Division(a)...............  2000      30.70         31.35              22
                                                2001      31.35         27.59             100
                                                2002      27.59         22.86             159
                                                2003      22.86         29.64             224
                                                2004      29.64         32.99             329
                                                2005      32.99         36.04             326
                                                2006      36.04         40.91             470
                                                2007      40.91         42.38             486
                                                2008      42.38         25.46             473
                                                2009      25.46         33.29             451

FI Mid Cap Opportunities Division(j)..........  2000      38.17         26.00           3,856
                                                2001      26.00         16.14           4,759
                                                2002      16.14         11.35           4,044
                                                2003      11.35         15.13           4,103
                                                2004      15.13         17.57           3,924
                                                2005      17.57         18.61           3,336
                                                2006      18.61         20.62           3,690
                                                2007      20.62         22.13           3,422
                                                2008      22.13          9.80           3,029
                                                2009       9.80         12.99           2,939


                                    C-PPA-66

                                                      BEGINNING OF                    NUMBER OF
                                                          YEAR       END OF YEAR     ACCUMULATION
                                                      ACCUMULATION  ACCUMULATION  UNITS END OF YEAR
INVESTMENT DIVISION                             YEAR   UNIT VALUE    UNIT VALUE     (IN THOUSANDS)
-------------------                             ----  ------------  ------------  -----------------

FI Value Leaders Division(k)..................  2004      10.09         11.43               0
                                                2005      11.43         12.53               3
                                                2006      12.53         13.89               4
                                                2007      13.89         14.34               6
                                                2008      14.34          8.67               5
                                                2009       8.67         10.47               4

Harris Oakmark International Division(k)......  2004      10.03         11.69              14
                                                2005      11.69         13.26              29
                                                2006      13.26         16.98              41
                                                2007      16.98         16.67              58
                                                2008      16.67          9.79              46
                                                2009       9.79         15.07              50

Janus Forty Division(d).......................  2007     247.12        304.57               0
                                                2008     304.57        175.43               1
                                                2009     175.43        248.88               1

Jennison Growth Division......................  2005       4.18          5.06             317
                                                2006       5.06          5.15             416
                                                2007       5.15          5.70             431
                                                2008       5.70          3.59             460
                                                2009       3.59          4.98             477

Jennison Growth Division (formerly Met/Putnam
  Voyager Division)(a)(i).....................  2000       9.82          7.25              41
                                                2001       7.25          4.97             179
                                                2002       4.97          3.50             220
                                                2003       3.50          4.36             299
                                                2004       4.36          4.53             312
                                                2005       4.53          4.14             280

Lazard Mid Cap Division(k)....................  2004      10.10         10.95               6
                                                2005      10.95         11.76               6
                                                2006      11.76         13.38              11
                                                2007      13.38         12.92               6
                                                2008      12.92          7.92               3
                                                2009       7.92         10.76               3


                                    C-PPA-67

                                                      BEGINNING OF                    NUMBER OF
                                                          YEAR       END OF YEAR     ACCUMULATION
                                                      ACCUMULATION  ACCUMULATION  UNITS END OF YEAR
INVESTMENT DIVISION                             YEAR   UNIT VALUE    UNIT VALUE     (IN THOUSANDS)
-------------------                             ----  ------------  ------------  -----------------

Legg Mason Partners Aggressive Growth Division
  (formerly Janus Aggressive Growth
  Division)(e)(h).............................  2001      10.03          7.79              59
                                                2002       7.79          5.36              84
                                                2003       5.36          6.87             157
                                                2004       6.87          7.41             215
                                                2005       7.41          8.36             214
                                                2006       8.36          8.15             353
                                                2007       8.15          8.28             331
                                                2008       8.28          5.00             318
                                                2009       5.00          6.62             340

Legg Mason Value Equity.......................  2006       9.82         10.57             100
                                                2007      10.57          9.87             108
                                                2008       9.87          4.45             118
                                                2009       4.45          6.08             123

Legg Mason Value Equity (formerly MFS(R)
  Investors Trust Division)(l)................  2001       9.45          8.41               6
                                                2002       8.41          6.65              16
                                                2003       6.65          8.03              33
                                                2004       8.03          8.85              71
                                                2005       8.85          9.41              57
                                                2006       9.41          9.87              59

Loomis Sayles Small Cap Core Division
  (formerly Loomis Sayles Small Cap
  Division)(a)................................  2000      26.26         26.03              14
                                                2001      26.03         23.51              47
                                                2002      23.51         18.27              63
                                                2003      18.27         24.70              91
                                                2004      24.70         28.47             103
                                                2005      28.47         30.16              94
                                                2006      30.16         34.86             155
                                                2007      34.86         38.64             179
                                                2008      38.64         24.54             176
                                                2009      24.54         31.66             183

Loomis Sayles Small Cap Growth Division
  (formerly Franklin Templeton Small Cap
  Growth Division)(e).........................  2001      10.00          8.82              25
                                                2002       8.82          6.30              50
                                                2003       6.30          9.05             108
                                                2004       9.05          9.99             119
                                                2005       9.99         10.36             126
                                                2006      10.36         11.29             205
                                                2007      11.29         11.69             186
                                                2008      11.69          6.81             195
                                                2009       6.81          8.77             186


                                    C-PPA-68

                                                      BEGINNING OF                    NUMBER OF
                                                          YEAR       END OF YEAR     ACCUMULATION
                                                      ACCUMULATION  ACCUMULATION  UNITS END OF YEAR
INVESTMENT DIVISION                             YEAR   UNIT VALUE    UNIT VALUE     (IN THOUSANDS)
-------------------                             ----  ------------  ------------  -----------------

Lord Abbett Bond Debenture Division(b)(f).....  2000      11.26         11.05             241
                                                2001      11.05         10.80             298
                                                2002      10.80         10.83             254
                                                2003      10.83         12.83             271
                                                2004      12.83         13.78             341
                                                2005      13.78         13.90             408
                                                2006      13.90         15.05             562
                                                2007      15.05         15.93             647
                                                2008      15.93         12.88             617
                                                2009      12.88         17.49             629

Met/AIM Small Cap Growth Division(k)..........  2004      10.09         10.85               0
                                                2005      10.85         11.68               0
                                                2006      11.68         13.18               0
                                                2007      13.18         14.54               1
                                                2008      14.54          8.84               0
                                                2009       8.84         11.76               1

Met/Artisan Mid Cap Value Division (formerly
  Harris Oakmark Focused Value Division)(e)...  2001      24.53         27.50             112
                                                2002      27.50         24.83             267
                                                2003      24.83         32.63             352
                                                2004      32.63         35.53             451
                                                2005      35.53         38.71             559
                                                2006      38.71         43.13             558
                                                2007      43.13         39.80             484
                                                2008      39.80         21.28             431
                                                2009      21.28         29.85             419

MetLife Aggressive Allocation Division(m).....  2005       9.99         11.20              11
                                                2006      11.20         12.87             171
                                                2007      12.87         13.20             336
                                                2008      13.20          7.80             526
                                                2009       7.80         10.20             723

MetLife Conservative Allocation Division(m)...  2005       9.99         10.34              15
                                                2006      10.34         10.99              75
                                                2007      10.99         11.51             297
                                                2008      11.51          9.79             332
                                                2009       9.79         11.71             380

MetLife Conservative to Moderate Allocation
  Division(m).................................  2005       9.99         10.57              33
                                                2006      10.57         11.49             223
                                                2007      11.49         11.96             430
                                                2008      11.96          9.31             529
                                                2009       9.31         11.44             691


                                    C-PPA-69

                                                      BEGINNING OF                    NUMBER OF
                                                          YEAR       END OF YEAR     ACCUMULATION
                                                      ACCUMULATION  ACCUMULATION  UNITS END OF YEAR
INVESTMENT DIVISION                             YEAR   UNIT VALUE    UNIT VALUE     (IN THOUSANDS)
-------------------                             ----  ------------  ------------  -----------------

MetLife Mid Cap Stock Index Division(a).......  2000      10.00         10.63             111
                                                2001      10.63         10.41             340
                                                2002      10.41          8.77             522
                                                2003       8.77         11.73             738
                                                2004      11.73         13.48             811
                                                2005      13.48         14.99             872
                                                2006      14.99         16.35           1,291
                                                2007      16.35         17.46           1,299
                                                2008      17.46         11.04           1,269
                                                2009      11.04         14.98           1,296

MetLife Moderate Allocation Division(m).......  2005       9.99         10.79             117
                                                2006      10.79         11.99             589
                                                2007      11.99         12.42           1,302
                                                2008      12.42          8.80           1,718
                                                2009       8.80         11.06           2,113

MetLife Moderate to Aggressive Allocation
  Division(m).................................  2005       9.99         11.02              51
                                                2006      11.02         12.50             574
                                                2007      12.50         12.90           1,213
                                                2008      12.90          8.31           1,607
                                                2009       8.31         10.65           2,142

MetLife Stock Index Division..................  2000      49.39         44.36           5,783
                                                2001      44.36         38.60           6,497
                                                2002      38.60         29.69           5,609
                                                2003      29.69         37.71           5,667
                                                2004      37.71         41.29           5,517
                                                2005      41.29         42.80           4,020
                                                2006      42.80         48.96           4,043
                                                2007      48.96         51.03           3,746
                                                2008      51.03         31.80           3,367
                                                2009      31.80         39.76           3,167

MFS(R) Research International Division(e).....  2001      10.00          8.74               8
                                                2002       8.74          7.66              31
                                                2003       7.66         10.04              65
                                                2004      10.04         11.90             122
                                                2005      11.90         13.77             158
                                                2006      13.77         17.31             383
                                                2007      17.31         19.48             428
                                                2008      19.48         11.14           2,486
                                                2009      11.14         14.56           2,360


                                    C-PPA-70

                                                      BEGINNING OF                    NUMBER OF
                                                          YEAR       END OF YEAR     ACCUMULATION
                                                      ACCUMULATION  ACCUMULATION  UNITS END OF YEAR
INVESTMENT DIVISION                             YEAR   UNIT VALUE    UNIT VALUE     (IN THOUSANDS)
-------------------                             ----  ------------  ------------  -----------------

MFS(R) Total Return Division(k)...............  2004      33.30         36.38           1,276
                                                2005      36.38         37.16           1,466
                                                2006      37.16         41.31           1,337
                                                2007      41.31         42.71           1,233
                                                2008      42.71         32.94           1,056
                                                2009      32.94         38.70             960

MFS(R) Value Division (formerly Harris Oakmark
  Large Cap Value Division)(e)................  2000       8.96          9.98             126
                                                2001       9.98         11.70             661
                                                2002      11.70          9.95             748
                                                2003       9.95         12.37             940
                                                2004      12.37         13.65           1,269
                                                2005      13.65         13.33           1,123
                                                2006      13.33         15.60           1,335
                                                2007      15.60         14.87           1,284
                                                2008      14.87          9.80           1,059
                                                2009       9.80         11.73           1,035

Morgan Stanley EAFE(R) Index Division.........  2000      13.35         11.31             301
                                                2001      11.31          8.77             639
                                                2002       8.77          7.24             672
                                                2003       7.24          9.87             882
                                                2004       9.87         11.70             983
                                                2005      11.70         13.13           1,045
                                                2006      13.13         16.35           1,481
                                                2007      16.35         17.95           1,506
                                                2008      17.95         10.30           1,490
                                                2009      10.30         13.13           1,526

Neuberger Berman Mid Cap Value Division ......  2000      12.50         15.88             329
                                                2001      15.88         15.33             500
                                                2002      15.33         13.73             532
                                                2003      13.73         18.57             634
                                                2004      18.57         22.60             878
                                                2005      22.60         25.14             942
                                                2006      25.14         27.76           1,116
                                                2007      27.76         28.44           1,072
                                                2008      28.44         14.83             963
                                                2009      14.83         21.76             961

Oppenheimer Capital Appreciation Division(m)..  2005       8.18          8.93               1
                                                2006       8.93          9.54               1
                                                2007       9.54         10.82               3
                                                2008      10.82          5.81               2
                                                2009       5.81          8.29               3


                                    C-PPA-71

                                                      BEGINNING OF                    NUMBER OF
                                                          YEAR       END OF YEAR     ACCUMULATION
                                                      ACCUMULATION  ACCUMULATION  UNITS END OF YEAR
INVESTMENT DIVISION                             YEAR   UNIT VALUE    UNIT VALUE     (IN THOUSANDS)
-------------------                             ----  ------------  ------------  -----------------

Oppenheimer Global Equity Division............  2000      15.49         15.09             757
                                                2001      15.09         12.55             967
                                                2002      12.55         10.44             805
                                                2003      10.44         13.49             849
                                                2004      13.49         15.55             829
                                                2005      15.55         17.91           1,404
                                                2006      17.91         20.68           1,700
                                                2007      20.68         21.82           1,597
                                                2008      21.82         12.89           1,449
                                                2009      12.89         17.92           1,379

PIMCO Total Return Division(e)................  2001      10.00         10.56              78
                                                2002      10.56         11.47             342
                                                2003      11.47         11.87             667
                                                2004      11.87         12.38             932
                                                2005      12.38         12.56             978
                                                2006      12.56         13.04           1,318
                                                2007      13.04         13.93           1,307
                                                2008      13.93         13.89           1,436
                                                2009      13.89         16.29           1,580

RCM Technology Division(e)....................  2001      10.00          7.45              21
                                                2002       7.45          3.65              45
                                                2003       3.65          5.70             330
                                                2004       5.70          5.41             214
                                                2005       5.41          5.97             188
                                                2006       5.97          6.23             274
                                                2007       6.23          8.13             474
                                                2008       8.13          4.49             358
                                                2009       4.49          7.08             395

Russell 2000(R) Index Division................  2000      12.80         12.20             418
                                                2001      12.20         12.19             700
                                                2002      12.19          9.60             724
                                                2003       9.60         13.90             915
                                                2004      13.90         16.21           1,177
                                                2005      16.21         16.78             955
                                                2006      16.78         19.61           1,305
                                                2007      19.61         19.13           1,234
                                                2008      19.13         12.60           1,191
                                                2009      12.60         15.73           1,207


                                    C-PPA-72

                                                      BEGINNING OF                    NUMBER OF
                                                          YEAR       END OF YEAR     ACCUMULATION
                                                      ACCUMULATION  ACCUMULATION  UNITS END OF YEAR
INVESTMENT DIVISION                             YEAR   UNIT VALUE    UNIT VALUE     (IN THOUSANDS)
-------------------                             ----  ------------  ------------  -----------------

T. Rowe Price Large Cap Growth Division.......  2000      13.33         13.14             445
                                                2001      13.14         11.72             631
                                                2002      11.72          8.91             515
                                                2003       8.91         11.55             637
                                                2004      11.55         12.58             690
                                                2005      12.58         13.28             666
                                                2006      13.28         14.90             883
                                                2007      14.90         16.14             844
                                                2008      16.14          9.29             777
                                                2009       9.29         13.20             783

T. Rowe Price Mid Cap Growth Division(e)......  2001      10.00          8.44              44
                                                2002       8.44          4.68             129
                                                2003       4.68          6.36             267
                                                2004       6.36          7.44             458
                                                2005       7.44          8.47             544
                                                2006       8.47          8.94             857
                                                2007       8.94         10.44             939
                                                2008      10.44          6.24             916
                                                2009       6.24          9.02             959

T. Rowe Price Small Cap Growth Division.......  2000      15.31         13.79           1,493
                                                2001      13.79         12.42           1,874
                                                2002      12.42          9.02           1,748
                                                2003       9.02         12.59           1,849
                                                2004      12.59         13.86           1,688
                                                2005      13.86         15.24           1,483
                                                2006      15.24         15.68           1,799
                                                2007      15.68         17.07           1,624
                                                2008      17.07         10.78           1,479
                                                2009      10.78         14.85           1,453

Western Asset Management Strategic Bond
  Opportunities Division(e)...................  2001      16.05         16.56               4
                                                2002      16.56         17.98              37
                                                2003      17.98         20.06              96
                                                2004      20.06         21.18             183
                                                2005      21.18         21.58             178
                                                2006      21.58         22.46             252
                                                2007      22.46         23.14             278
                                                2008      23.14         19.48             248
                                                2009      19.48         25.52             271


                                    C-PPA-73

                                                      BEGINNING OF                    NUMBER OF
                                                          YEAR       END OF YEAR     ACCUMULATION
                                                      ACCUMULATION  ACCUMULATION  UNITS END OF YEAR
INVESTMENT DIVISION                             YEAR   UNIT VALUE    UNIT VALUE     (IN THOUSANDS)
-------------------                             ----  ------------  ------------  -----------------

Western Asset Management U.S. Government
  Division(e).................................  2001      14.83         15.39              58
                                                2002      15.39         16.46             165
                                                2003      16.46         16.58             183
                                                2004      16.58         16.92             203
                                                2005      16.92         17.05             196
                                                2006      17.05         17.59             275
                                                2007      17.59         18.18             326
                                                2008      18.18         17.95             348
                                                2009      17.95         18.55             320




---------
Notes:
a     Inception Date: July 5, 2000.
b     Inception Date: April 30, 2007.
c The assets of State Street Research Income Division were merged into this investment division on April 29, 2002. Accumulation unit values prior to April 29, 2002 are those of State Street Research Income Division.
d The assets of Loomis Sayles High Yield Bond Division were merged into this investment division on April 29, 2002. Accumulation unit values prior to April 29, 2002 are those of Loomis Sayles High Yield Bond Division.
e     Inception Date: April 28, 2008.
f     Inception Date: May 1, 2002.
g The assets of the Janus Growth Division were merged into the Janus Aggressive Growth Division on April 28, 2003. Accumulation unit values prior to April 28, 2003 are those of Janus Growth Division.
h     Inception Date: May 1, 2001.
i The investment division with the name FI Mid Cap Opportunities was merged into the Janus Mid Cap Division prior to the opening of business on May 3, 2004 and was renamed FI Mid Cap Opportunities. The investment division with the name FI Mid Cap Opportunities on April 30, 2004 ceased to exist. The Accumulation unit values history prior to May 1, 2004 is that of the Janus Mid Cap Division.
j The assets in Met/Putnam Voyager investment division were merged into Jennison Growth Division prior to the opening of business on May 2, 2005. The Met/Putnam Voyager investment division is no longer available.
k     Inception Date: May 1, 2004.
l The assets of the MFS(R) Investors Trust Division were merged into the Legg Mason Value Equity Division prior to the opening of business on May 1, 2006. Accumulation unit values prior to May 1, 2006 are those of MFS(R) Investors Trust Division.
m     Inception Date: May 1, 2005.
n     Inception Date: May 1, 2006.
o The assets of BlackRock Large Cap Division (formerly BlackRock Investment Trust Division) of the Metropolitan Fund were merged into the BlackRock Large Cap Core Division of the Met Investors Fund on April 30, 2007. Accumulation unit values prior to April 30, 2007 are those of the BlackRock Large Cap Division.
* We are waiving a portion of the Separate Account charge for the investment division investing in the BlackRock Large Cap Core Portfolio. Please see the Table of Expenses for more information.


                                    C-PPA-74

                                   APPENDIX C

--------------------------------------------------------------------------------

                       PORTFOLIO LEGAL AND MARKETING NAMES

        SERIES FUND/TRUST                 PORTFOLIO/SERIES                   MARKETING NAME
--------------------------------  --------------------------------  --------------------------------




American Funds Insurance          Bond Fund                         American Funds Bond Fund
  Series(R)
American Funds Insurance          Global Small Capitalization Fund  American Funds Global Small
  Series(R)                                                              Capitalization Fund
American Funds Insurance          Growth-Income Fund                American Funds Growth-Income
  Series(R)                                                              Fund
American Funds Insurance          Growth Fund                       American Funds Growth Fund
  Series(R)
Metropolitan Series Fund, Inc.    FI Value Leaders Portfolio        FI Value Leaders Portfolio
                                                                         (Fidelity)




                                    C-PPA-75

                      THIS PAGE INTENTIONALLY LEFT  BLANK.

                                   APPENDIX D

--------------------------------------------------------------------------------

          TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

                                                                                   PAGE
                                                                                   ----
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM..................................       2
SERVICES.......................................................................       2
PRINCIPAL UNDERWRITER..........................................................       2
DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT..............................       2
EXPERIENCE FACTOR..............................................................       3
VARIABLE INCOME PAYMENTS.......................................................       3
CALCCULATING THE ANNUITY UNIT VALUE............................................       4
ADVERTISEMENT OF THE SEPARATE ACCOUNT..........................................       6
VOTING RIGHTS..................................................................       8
ERISA..........................................................................       9
TAXES..........................................................................       9
WITHDRAWALS....................................................................      14
FINANCIAL STATEMENTS OF THE SEPARATE ACCOUNT...................................       1
FINANCIAL STATEMENTS OF METLIFE................................................     F-1




                                    C-PPA-77

                      THIS PAGE INTENTIONALLY LEFT  BLANK.

                           REQUEST FOR A STATEMENT OF
                    ADDITIONAL INFORMATION/CHANGE OF ADDRESS

If you would like any of the following Statements of Additional Information, or have changed your address, please check the appropriate box below and return to the address below.

    [ ] Metropolitan Life Separate Account E

    [ ] Metropolitan Series Fund, Inc.

    [ ] Met Investors Series Trust

    [ ] American Funds Insurance Series(R)

    [ ] I have changed my address. My current address is:




------------------------------------------        Name -------------------------------------
              (Contract Number)

                                                  Address ----------------------------------


------------------------------------------
                 (Signature)                      ------------------------------------------
                                                                                         zip



Metropolitan Life Insurance Company
P.O. Box 10342
Des Moines, IA 50306-0342


                                    C-PPA-79

         ENHANCED PREFERENCE PLUS(R) ACCOUNT VARIABLE ANNUITY CONTRACTS

                  ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY

This Prospectus describes group Enhanced Preference Plus Account Contracts for deferred variable annuities ("Enhanced Deferred Annuities") and Enhanced Preference Plus immediate variable income annuities ("Enhanced Income Annuities"). This Prospectus also describes Financial Freedom Deferred Annuities ("Financial Freedom Deferred Annuities") and Financial Freedom Account Income Annuities ("Financial Freedom Income Annuities").

You decide how to allocate your money among the various available investment choices. The investment choices available to you are listed in the Contract for your Enhanced Deferred Annuity or Enhanced Income Annuity. Your choices may include the Fixed Interest Account/Fixed Income Option (not described in this Prospectus) and investment divisions available through Metropolitan Life Separate Account E which, in turn, invest in the following corresponding Portfolios of the Metropolitan Series Fund, Inc. ("Metropolitan Fund"), Portfolios of the Met Investors Series Trust ("Met Investors Fund"), Portfolios of the Calvert Variable Series, Inc. ("Calvert Fund"), Portfolios of the Fidelity Variable Insurance Products Funds ("Fidelity(R) VIP Funds") and funds of the American Funds Insurance Series(R) ("American Funds(R)"). For convenience, the portfolios and the funds are referred to as Portfolios in this Prospectus.


AMERICAN FUNDS((R))                                SSgA Growth and Income ETF
  American Funds Bond                              SSgA Growth ETF
  American Funds Global Small Capitalization       T. Rowe Price Mid Cap Growth
  American Funds Growth                          METROPOLITAN FUND
  American Funds Growth-Income                     Artio International Stock
CALVERT FUND                                       Barclays Capital Aggregate Bond Index
  Calvert VP SRI Balanced                          BlackRock Aggressive Growth
  Calvert VP SRI Mid Cap Growth                    BlackRock Bond Income
FIDELITY(R) VIP FUNDS                              BlackRock Diversified
  Equity-Income                                    BlackRock Large Cap Value
  Growth                                           BlackRock Legacy Large Cap Growth
  Investment Grade Bond                            Davis Venture Value
MET INVESTORS FUND                                 FI Value Leaders
  American Funds Balanced Allocation               Jennison Growth
  American Funds Growth Allocation                 Loomis Sayles Small Cap Core
  American Funds Moderate Allocation               Loomis Sayles Small Cap Growth
  BlackRock Large Cap Core                         Met/Artisan Mid Cap Value
  Clarion Global Real Estate                       MetLife Aggressive Allocation
  Harris Oakmark International                     MetLife Conservative Allocation
  Invesco Small Cap Growth                         MetLife Conservative to Moderate Allocation
  Janus Forty                                      MetLife Mid Cap Stock Index
  Lazard Mid Cap                                   MetLife Moderate Allocation
  Legg Mason ClearBridge Aggressive Growth         MetLife Moderate to Aggressive Allocation
  Legg Mason Value Equity                          MetLife Stock Index
  Lord Abbett Bond Debenture                       MFS(R) Total Return
  Met/Franklin Income                              MFS(R) Value
  Met/Franklin Mutual Shares                       Morgan Stanley EAFE(R) Index
  Met/Franklin Templeton Founding Strategy         Neuberger Berman Genesis
  Met/Templeton Growth                             Neuberger Berman Mid Cap Value
  MFS(R) Research International                    Oppenheimer Global Equity
  Morgan Stanley Mid Cap Growth                    Russell 2000(R) Index
  Oppenheimer Capital Appreciation                 T. Rowe Price Large Cap Growth
  PIMCO Inflation Protected Bond                   T. Rowe Price Small Cap Growth
  PIMCO Total Return                               Western Asset Management Strategic Bond
  RCM Technology                                      Opportunities
                                                   Western Asset Management U.S. Government



Certain Portfolios have been subject to a name change. Please see Appendix A-1 "Additional Information Regarding the Portfolios".

ENHANCED DEFERRED ANNUITIES AVAILABLE:
  - TSA
  - 403(a)
  - PEDC
  - Traditional IRA
  - Non-Qualified
  - Non-Qualified (for certain deferred arrangements or plans)


ENHANCED INCOME ANNUITIES AVAILABLE:
  - TSA
  - 403(a)
  - PEDC
  - Traditional IRA
  - Non-Qualified
  - Non-Qualified (for certain deferred arrangements or plans)


A WORD ABOUT INVESTMENT RISK:
An investment in any of these variable annuities involves investment risk. You could lose money you invest. Money invested is NOT:
  - a bank deposit or obligation;
  - federally insured or guaranteed; or
  - endorsed by any bank or other financial institution.

HOW TO LEARN MORE:
Before investing, read this Prospectus. The Prospectus contains information about the Enhanced Deferred Annuities, Enhanced Income Annuities and Metropolitan Life Separate Account E which you should know before investing. Keep this Prospectus for future reference. For more information, request a copy of the Statement of Additional Information ("SAI"), dated May 1, 2010. The SAI is considered part of this Prospectus as though it were included in the Prospectus. The Table of Contents of the SAI appears on page FFA-113 of this Prospectus. To view or download the SAI, go to our website www.MetLife.com. To request a free copy of the SAI or to ask questions, write or call:

Metropolitan Life Insurance Company
P.O. Box 10342
Des Moines, IA 50306-0342
Phone: (800) 638-7732

The Securities and Exchange Commission has a website (http://www.sec.gov), which you may visit to view this Prospectus, SAI and other information. The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation otherwise is a criminal offense.

                          PROSPECTUS DATED MAY 1, 2010

                                                                     MAY 1, 2010

                   FINANCIAL FREEDOM ACCOUNT VARIABLE ANNUITY

             CONTRACTS ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY

This Prospectus describes group Financial Freedom Account Contracts for deferred variable annuities ("Financial Freedom Deferred Annuities") and Financial Freedom immediate variable income annuities ("Financial Freedom Income Annuities"). This Prospectus also describes Enhanced Preference Plus Account Deferred Annuities ("Enhanced Deferred Annuities") and Enhanced Preference Plus immediate variable income annuities ("Enhanced Income Annuities").

You decide how to allocate your money among the various available investment choices for the Financial Freedom Deferred Annuity and Financial Freedom Income Annuity. The investment choices available to you are listed in the Contract for your Financial Freedom Deferred Annuity or Financial Freedom Income Annuity. Your choices may include the Fixed Interest Account/Fixed Income Option (not described in this Prospectus) and investment divisions available through Metropolitan Life Separate Account E which, in turn, invest in the following corresponding Portfolios of the Metropolitan Series Fund, Inc. ("Metropolitan Fund"), Portfolios of the Met Investors Series Trust ("Met Investors Fund"), Portfolios of the Calvert Variable Series, Inc. ("Calvert Fund"), Portfolios of the Fidelity Variable Insurance Products Funds ("Fidelity(R) VIP Funds"), and funds of the American Funds Insurance Series(R) ("American Funds(R)"). For convenience, the portfolios and the funds are referred to as Portfolios in this Prospectus.


AMERICAN FUNDS((R))                                SSgA Growth and Income ETF
  American Funds Bond                              SSgA Growth ETF
  American Funds Global Small Capitalization       T. Rowe Price Mid Cap Growth
  American Funds Growth                          METROPOLITAN FUND
  American Funds Growth-Income                     Artio International Stock
CALVERT FUND                                       Barclays Capital Aggregate Bond Index
  Calvert VP SRI Balanced                          BlackRock Aggressive Growth
  Calvert VP SRI Mid Cap Growth                    BlackRock Bond Income
FIDELITY(R) VIP FUNDS                              BlackRock Diversified
  Equity-Income                                    BlackRock Large Cap Value
  Growth                                           BlackRock Legacy Large Cap Growth
  Investment Grade Bond                            Davis Venture Value
  Money Market                                     FI Value Leaders
MET INVESTORS FUND                                 Jennison Growth
  American Funds Balanced Allocation               Loomis Sayles Small Cap Core
  American Funds Growth Allocation                 Loomis Sayles Small Cap Growth
  American Funds Moderate Allocation               Met/Artisan Mid Cap Value
  BlackRock Large Cap Core                         MetLife Aggressive Allocation
  Clarion Global Real Estate                       MetLife Conservative Allocation
  Harris Oakmark International                     MetLife Conservative to Moderate Allocation
  Invesco Small Cap Growth                         MetLife Mid Cap Stock Index
  Janus Forty                                      MetLife Moderate Allocation
  Lazard Mid Cap                                   MetLife Moderate to Aggressive Allocation
  Legg Mason ClearBridge Aggressive Growth         MetLife Stock Index
  Legg Mason Value Equity                          MFS(R) Total Return
  Lord Abbett Bond Debenture                       MFS(R) Value
  Met/Franklin Income                              Morgan Stanley EAFE(R) Index
  Met/Franklin Mutual Shares                       Neuberger Berman Genesis
  Met/Franklin Templeton Founding Strategy         Neuberger Berman Mid Cap Value
  Met/Templeton Growth                             Oppenheimer Global Equity
  MFS(R) Research International                    Russell 2000(R) Index
  Morgan Stanley Mid Cap Growth                    T. Rowe Price Large Cap Growth
  Oppenheimer Capital Appreciation                 T. Rowe Price Small Cap Growth
  PIMCO Inflation Protected Bond                   Western Asset Management Strategic Bond
  PIMCO Total Return                                  Opportunities
  RCM Technology                                   Western Asset Management U.S. Government



Certain Portfolios have been subject to a name change. Please see Appendix A-1 "Additional Information Regarding the Portfolios".

FINANCIAL FREEDOM DEFERRED ANNUITIES AVAILABLE:
  - TSA
  - 403(a)
  - Non-Qualified (for certain deferred arrangements or plans)


FINANCIAL FREEDOM INCOME ANNUITIES AVAILABLE:
  - TSA
  - 403(a)
  - Non-Qualified (for certain deferred arrangements or plans)


A WORD ABOUT INVESTMENT RISK:
An investment in any of these variable annuities involves investment risk. You could lose money you invest. Money invested is NOT:
  - a bank deposit or obligation;
  - federally insured or guaranteed; or
  - endorsed by any bank or other financial institution.

HOW TO LEARN MORE:
Before investing, read this Prospectus. The Prospectus contains information about the Financial Freedom Deferred Annuities, Financial Freedom Income Annuities and Metropolitan Life Separate Account E which you should know before investing. Keep this Prospectus for future reference. For more information, request a copy of the Statement of Additional Information ("SAI"), dated May 1, 2010. The SAI is considered part of this Prospectus as though it were included in the Prospectus. The Table of Contents of the SAI appears on page FFA-113 of this Prospectus. To view or download the SAI, go to our website www.MetLife.com. To request a free copy of the SAI or to ask questions, write or call:

Metropolitan Life Insurance Company
P.O. Box 10342
Des Moines, IA 50306-0342
Phone: (800) 638-7732

The Securities and Exchange Commission has a website (http://www.sec.gov), which you may visit to view this Prospectus, SAI and other information. The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation otherwise is a criminal offense.

                          PROSPECTUS DATED MAY 1, 2010

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
IMPORTANT TERMS YOU SHOULD KNOW.........................................  FFA-3
TABLE OF EXPENSES.......................................................  FFA-5
ACCUMULATION UNIT VALUES TABLE..........................................  FFA-18
METLIFE.................................................................  FFA-19
METROPOLITAN LIFE SEPARATE ACCOUNT E....................................  FFA-19
VARIABLE ANNUITIES......................................................  FFA-19
A Deferred Annuity......................................................  FFA-20
An Income Annuity.......................................................  FFA-20
YOUR INVESTMENT CHOICES.................................................  FFA-20
Certain Payments We Receive with Regard to the Portfolios...............  FFA-27
DEFERRED ANNUITIES......................................................  FFA-28
The Deferred Annuity and Your Retirement Plan...........................  FFA-29
Automated Investment Strategies.........................................  FFA-29
Purchase Payments.......................................................  FFA-30
  Purchase Payments -- Section 403(b) Plans.............................  FFA-30
  Allocation of Purchase Payments.......................................  FFA-31
  Limits on Purchase Payments...........................................  FFA-31
The Value of Your Investment............................................  FFA-31
Transfers...............................................................  FFA-32
Access To Your Money....................................................  FFA-35
  Account Reduction Loans...............................................  FFA-35
  Systematic Withdrawal Program.........................................  FFA-35
  Minimum Distribution..................................................  FFA-36
Contract Fee ...........................................................  FFA-37
  Account Reduction Loan Fees...........................................  FFA-37
Charges.................................................................  FFA-37
  Insurance-Related or Separate Account Charge..........................  FFA-37
  Investment-Related Charge.............................................  FFA-37
Premium and Other Taxes.................................................  FFA-38
Early Withdrawal Charges................................................  FFA-38
  When No Early Withdrawal Charge Applies...............................  FFA-39
  When A Different Early Withdrawal Charge May Apply....................  FFA-41
Free Look...............................................................  FFA-41
Death Benefit...........................................................  FFA-42
Pay-out Options (or Income Options).....................................  FFA-43
INCOME ANNUITIES........................................................  FFA-44
Income Payment Types....................................................  FFA-44
Minimum Size of Your Income Payment.....................................  FFA-46
Allocation..............................................................  FFA-46
The Value of Your Income Payments.......................................  FFA-46
Reallocations...........................................................  FFA-47
Contract Fee............................................................  FFA-50
Charges.................................................................  FFA-50
  Insurance-Related Charge or Separate Account Charge...................  FFA-50
  Investment-Related Charge.............................................  FFA-51
Premium and Other Taxes.................................................  FFA-51
Free Look...............................................................  FFA-51
GENERAL INFORMATION.....................................................  FFA-51
Administration..........................................................  FFA-51
  Purchase Payments.....................................................  FFA-51
  Confirming Transactions...............................................  FFA-52
  Processing Transactions...............................................  FFA-52
  By Telephone or Internet..............................................  FFA-53
  After Your Death......................................................  FFA-53
  Misstatement..........................................................  FFA-53
  Third Party Requests..................................................  FFA-54
  Valuation -- Suspension of Payments...................................  FFA-54
Advertising Performance.................................................  FFA-54
Changes to Your Deferred Annuity or Income Annuity......................  FFA-55
Voting Rights...........................................................  FFA-56
Who Sells the Deferred Annuities and Income Annuities...................  FFA-57
Financial Statements....................................................  FFA-59
Your Spouse's Rights....................................................  FFA-59
When We Can Cancel Your Deferred Annuity or Income Annuity..............  FFA-59
Special Charges That Apply If Your Retirement Plan Terminates Its
  Deferred Annuity or Takes Other Action................................  FFA-60
INCOME TAXES............................................................  FFA-60
LEGAL PROCEEDINGS.......................................................  FFA-72
APPENDIX A: PREMIUM TAX TABLE...........................................  FFA-73
APPENDIXA-1: ADDITIONAL INFORMATION REGARDING THE PORTFOLIOS............  FFA-75
APPENDIX B: ACCUMULATION UNIT VALUES FOR EACH INVESTMENT DIVISION.......  FFA-77
APPENDIX C: PORTFOLIO LEGAL AND MARKETING NAMES.........................  FFA-109
APPENDIX D: TEXAS OPTIONAL RETIREMENT PROGRAM...........................  FFA-111
APPENDIX E: TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL
  INFORMATION...........................................................  FFA-113



The Deferred Annuities or Income Annuities are not intended to be offered anywhere that they may not be lawfully offered and sold. MetLife has not authorized any information or representations about the Deferred Annuities or Income Annuities other than the information in this Prospectus, supplements to the Prospectus or any supplemental sales material we authorize.


                                      FFA-2

                         IMPORTANT TERMS YOU SHOULD KNOW

ACCOUNT BALANCE -- When you purchase a Deferred Annuity, an account is set up for you. Your Account Balance is the total amount of money credited to you under your Deferred Annuity including money in the investment divisions of the Separate Account and the Fixed Interest Account, less any account reduction loans.

ACCUMULATION UNIT VALUE -- With a Deferred Annuity, money paid-in or transferred into an investment division of the Separate Account is credited to you in the form of accumulation units. Accumulation units are established for each investment division. We determine the value of these accumulation units at the close of the Exchange (see definition below) each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.

ANNUITY UNIT VALUE -- With an Income Annuity or variable pay-out option, the money paid-in or reallocated into an investment division of the Separate Account is held in the form of annuity units. Annuity units are established for each investment division. We determine the value of these annuity units at the close of the Exchange each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.

ASSUMED INVESTMENT RETURN (AIR) -- Under an Income Annuity or variable pay-out option, the AIR is the assumed percentage rate of return used to determine the amount of the first variable income payment. The AIR is also the benchmark that is used to calculate the investment performance of a given investment division to determine all subsequent payments to you.

CONTRACT -- A Contract is the legal agreement between MetLife and the employer, plan trustee or other entity, or the certificate issued to you under a group annuity contract. This document contains relevant provisions of your Deferred Annuity or Income Annuity. MetLife issues Contracts for each of the annuities described in this Prospectus.

CONTRACT YEAR -- Generally, the Contract Year for a Deferred Annuity is the period ending on the last day of the month in which the anniversary of when we issued the annuity occurs and each following 12 month period. However, depending on underwriting and plan requirements, the first Contract Year may range from the initial three to fifteen months after the Deferred Annuity is issued.

DEFERRED ANNUITY -- This term is used throughout this Prospectus when we are referring to both Enhanced Deferred Annuities and Financial Freedom Deferred Annuities.

EARLY WITHDRAWAL CHARGE -- The early withdrawal charge is an amount we deduct from your Account Balance if you withdraw money prematurely from a Deferred Annuity. This charge is often referred to as a deferred sales load or back-end sales load.

EXCHANGE -- In this Prospectus, the New York Stock Exchange is referred to as the "Exchange."

GOOD ORDER -- A request or transaction generally is considered in "Good Order" if it complies with our administrative procedures and the required information is complete and accurate. A request or transaction may be rejected or delayed if not in Good Order. If you have any questions, you should contact us or your sales representative before submitting the form or request.

INCOME ANNUITY -- This term is used throughout this Prospectus when we are referring to both Enhanced Income Annuities and Financial Freedom Income Annuities.

INVESTMENT DIVISION -- Investment divisions are subdivisions of the Separate Account. When you allocate a purchase payment, transfer money or make reallocations of your income payment to an investment division, the investment division purchases shares of a Portfolio (with the same name) within the Metropolitan Fund, Met Investors Fund, Calvert Fund, Fidelity(R) Fund or American Funds(R).

METLIFE -- MetLife is Metropolitan Life Insurance Company, which is the company that issues the Deferred Annuities and Income Annuities. Throughout this Prospectus, MetLife is also referred to as "we," "us" or "our."

METLIFE DESIGNATED OFFICE -- The MetLife Designated Office is the MetLife office that will generally handle the administration of all your requests concerning your Deferred Annuity or Income Annuity. Your quarterly statement,

                                      FFA-3
payment statement and/or check stub will indicate the address of your MetLife Designated Office. The telephone number to call to initiate a request is 1-800-638-7732.

SEPARATE ACCOUNT -- A separate account is an investment account. All assets contributed to investment divisions under the Deferred Annuities and Income Annuities are pooled in the Separate Account and maintained for the benefit of investors in Deferred Annuities and Income Annuities.

VARIABLE ANNUITY -- An annuity in which returns/income payments are based upon the performance of investments such as stocks and bonds held by one or more underlying Portfolios. You assume the investment risk for any amounts allocated to the investment divisions in a variable annuity.

YOU -- In this Prospectus, depending on the context, "you" may mean either the purchaser of the Deferred Annuity or Income Annuity, the annuitant under an Income Annuity or the participant or annuitant under certain group arrangements. In cases where we are referring to giving instructions or making payments to us for PEDC, Section 451 deferred fee arrangements, Section 451 deferred compensation plans, Section 457(f) deferred compensation plans, Section 457(e)(11) severance and death benefit plans and Section 415(m) qualified governmental excess benefit arrangements, "you" means the trustee or employer.


                                      FFA-4

                                TABLE OF EXPENSES

--------------------------------------------------------------------------------

        ENHANCED PREFERENCE PLUS DEFERRED ANNUITIES AND INCOME ANNUITIES

The following tables describe the fees and expenses you will pay when you buy, hold or withdraw amounts from your Deferred Annuity or Income Annuity. The first table describes charges you will pay at the time you purchase the Deferred Annuity or Income Annuity, make withdrawals from your Deferred Annuity or make transfers between the investment divisions of your Deferred Annuity or Income Annuity. The tables do not show premium and other taxes which may apply.

CONTRACT OWNER TRANSACTION EXPENSES

SALES LOAD IMPOSED ON PURCHASE PAYMENTS.............................   None
EARLY WITHDRAWAL CHARGE.............................................   Up to 7%
(as a percentage of each purchase payment funding the withdrawal during the pay-in phase)(1)
EXCHANGE FEE FOR DEFERRED ANNUITIES.................................   None
SURRENDER FEE FOR DEFERRED ANNUITIES................................   None
ACCOUNT REDUCTION LOAN INITIATION FEE...............................   $75(2)
ANNUAL ACCOUNT REDUCTION LOAN MAINTENANCE FEE (PER LOAN
  OUTSTANDING)......................................................   $50(2)
TRANSFER FEE........................................................   None


---------
1 An early withdrawal charge of up to 7% may apply if you withdraw purchase payments within 7 years of when they were credited to your Deferred Annuity. The charge on purchase payments is calculated according to the following schedule:

DURING PURCHASE PAYMENT YEAR    PERCENTAGE
----------------------------    ----------
              1                     7%
              2                     6%
              3                     5%
              4                     4%
              5                     3%
              6                     2%
              7                     1%
         THEREAFTER                 0%


There are times when the early withdrawal charge does not apply to amounts that are withdrawn from a Deferred Annuity. For example, each Contract Year you may take the greater of 20% (10% for certain Enhanced Deferred Annuities) of your Account Balance or your purchase payments made over 7 years ago free of early withdrawal charges. There are no early withdrawal charges applied to the Enhanced Non-Qualified Deferred Annuities for Section 457(f) deferred compensation plans, Section 451 deferred fee arrangements, Section 451 deferred compensation plans and Section 457(e)(11) severance and death benefit plans.

2. Either or both fees may be waived for certain groups. The loan maintenance fee is paid on a quarterly basis at the end of each quarter on a pro-rata basis from the investment divisions and the Fixed Interest Account in which you then have a balance.


                                      FFA-5

The second table describes the fees and expenses that you will bear periodically during the time you hold the Deferred Annuity or Income Annuity, but does not include fees and expenses for the Portfolios.

ANNUAL CONTRACT FEE FOR DEFERRED ANNUITIES(3).......................   None
SEPARATE ACCOUNT CHARGE(4)
(as a percentage of your average account value)
General Administrative Expenses Charge..............................   .20%
Mortality and Expense Risk Charge...................................   .75%
TOTAL SEPARATE ACCOUNT ANNUAL CHARGE(4)
Current and Maximum Guaranteed Charge:..............................   .95%


3 A $20 annual contract fee is imposed on money in the Fixed Interest Account. This fee may be waived under certain circumstances.
4 Pursuant to the terms of the Contract, our total Separate Account charge will not exceed .95% of your average balance in the investment divisions. For purposes of presentation here, we estimated the allocation between general administrative expenses and the mortality and expense risk charge for Deferred Annuities or the amount of underlying Portfolio shares we have designated in the investment divisions to generate your income payments for Income Annuities.

We are waiving 0.08% of the Separate Account Charge for the investment division investing in the BlackRock Large-Cap Core Portfolio of the Met Investors Fund. We are waiving the amount, if any, of the Separate Account charge equal to the underlying portfolio expenses that are in excess of 0.88% for the investment division investing in the MFS(R) Research International Portfolio - Class A of the Met Investors Fund.

The third table shows the minimum and maximum total operating expenses charged by the Portfolios, as well as the operating expenses for each Portfolio, that you may bear periodically while you hold the Contract. Certain Portfolios may impose a redemption fee in the future. All of the Portfolios listed below are Class A except for the BlackRock Large Cap Value, BlackRock Legacy Large Cap Growth, Clarion Global Real Estate, FI Value Leaders, Harris Oakmark International, Janus Forty, Lazard Mid Cap, Invesco Small Cap Growth, Oppenheimer Capital Appreciation, PIMCO Inflation Protected Bond, SSgA Growth ETF, SSgA Growth and Income ETF Portfolios, which are Class E Portfolios, Met/Franklin Income, Met/Franklin Mutual Shares, Met/Franklin Templeton Founding Strategy and Met/Templeton Growth, which are Class B Portfolios, American Funds Balanced Allocation, American Funds Growth Allocation and American Funds Moderate Allocation, which are Class C Portfolios, and the Portfolios of the American Funds(R), which are Class 2 Portfolios. More details concerning the Metropolitan Fund, the Met Investors Fund, the Calvert Fund and the American Funds(R) fees and expenses are contained in their respective prospectuses. Current prospectuses for the Portfolios can be obtained by calling 800 638-7732.


                                                                         MINIMUM    MAXIMUM
                                                                         -------    -------
TOTAL ANNUAL AMERICAN FUNDS((R)), CALVERT FUND, FIDELITY((R)) VIP
  FUNDS, MET INVESTORS FUND AND METROPOLITAN FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other
  expenses)..........................................................     0.28%      1.35%



PORTFOLIO FEES AND EXPENSES
(as a percentage of average daily net assets for fiscal year ending December 31,
2009)

                                               DISTRIBUTION                                  TOTAL    CONTRACTUAL FEE   NET TOTAL
                                                  AND/OR                                     ANNUAL        WAIVER        ANNUAL
                                   MANAGEMENT     SERVICE      OTHER   ACQUIRED FUND FEES  OPERATING   AND/OR EXPENSE   OPERATING
                                       FEE     (12B-1) FEES  EXPENSES     AND EXPENSES*     EXPENSES   REIMBURSEMENT   EXPENSES**
                                   ----------  ------------  --------  ------------------  ---------  ---------------  ----------
AMERICAN FUNDS(R) -- CLASS 2
  American Funds Bond Fund.......     0.38%        0.25%       0.01%            --            0.64%           --          0.64%
  American Funds Global Small
     Capitalization Fund.........     0.72%        0.25%       0.04%            --            1.01%           --          1.01%
  American Funds Growth Fund.....     0.33%        0.25%       0.02%            --            0.60%           --          0.60%
  American Funds Growth-Income
     Fund........................     0.28%        0.25%       0.01%            --            0.54%           --          0.54%
CALVERT FUND
  Calvert VP SRI Balanced
     Portfolio...................     0.70%          --        0.21%            --            0.91%           --          0.91%
  Calvert VP SRI Mid Cap Growth
     Portfolio...................     0.90%          --        0.20%            --            1.10%           --          1.10%


                                      FFA-6

                                               DISTRIBUTION                                  TOTAL    CONTRACTUAL FEE   NET TOTAL
                                                  AND/OR                                     ANNUAL        WAIVER        ANNUAL
                                   MANAGEMENT     SERVICE      OTHER   ACQUIRED FUND FEES  OPERATING   AND/OR EXPENSE   OPERATING
                                       FEE     (12B-1) FEES  EXPENSES     AND EXPENSES*     EXPENSES   REIMBURSEMENT   EXPENSES**
                                   ----------  ------------  --------  ------------------  ---------  ---------------  ----------
FIDELITY(R) VIP FUNDS -- INITIAL
  CLASS
  Equity-Income Portfolio........     0.46%          --        0.12%            --            0.58%           --          0.58%
  Growth Portfolio...............     0.56%          --        0.13%            --            0.69%           --          0.69%
  Investment Grade Bond
     Portfolio...................     0.32%          --        0.13%            --            0.45%           --          0.45%
MET INVESTORS FUND
  American Funds Balanced
     Allocation
     Portfolio -- Class C........     0.08%        0.55%       0.02%          0.39%           1.04%           --          1.04%(1)
  American Funds Growth
     Allocation
     Portfolio -- Class C........     0.08%        0.55%       0.02%          0.38%           1.03%           --          1.03%(1)
  American Funds Moderate
     Allocation
     Portfolio -- Class C........     0.09%        0.55%       0.03%          0.39%           1.06%         0.02%         1.04%(2)
  BlackRock Large Cap Core
     Portfolio -- Class A........     0.59%          --        0.06%            --            0.65%           --          0.65%
  Clarion Global Real Estate
     Portfolio -- Class E........     0.64%        0.15%       0.09%            --            0.88%           --          0.88%
  Harris Oakmark International
     Portfolio -- Class E........     0.79%        0.15%       0.05%            --            0.99%           --          0.99%
  Invesco Small Cap Growth
     Portfolio -- Class E........     0.86%        0.15%       0.04%            --            1.05%           --          1.05%
  Janus Forty Portfolio -- Class
     E...........................     0.64%        0.15%       0.04%            --            0.83%           --          0.83%
  Lazard Mid Cap
     Portfolio -- Class E........     0.70%        0.15%       0.04%            --            0.89%           --          0.89%
  Legg Mason ClearBridge
     Aggressive Growth
     Portfolio -- Class A........     0.64%          --        0.03%            --            0.67%           --          0.67%
  Legg Mason Value Equity
     Portfolio -- Class A........     0.64%          --        0.07%            --            0.71%           --          0.71%
  Lord Abbett Bond Debenture
     Portfolio -- Class A........     0.51%          --        0.04%            --            0.55%           --          0.55%
  Met/Franklin Income
     Portfolio -- Class B........     0.79%        0.25%       0.14%            --            1.18%           --          1.18%
  Met/Franklin Mutual Shares
     Portfolio -- Class B........     0.80%        0.25%       0.10%            --            1.15%           --          1.15%
  Met/Franklin Templeton Founding
     Strategy Portfolio -- Class
     B...........................     0.05%        0.25%       0.03%          0.84%           1.17%         0.03%         1.14%(3)
  Met/Templeton Growth
     Portfolio -- Class B........     0.69%        0.25%       0.18%            --            1.12%         0.07%         1.05%(4)
  MFS(R) Research International
     Portfolio -- Class A........     0.71%          --        0.10%            --            0.81%           --          0.81%
  Morgan Stanley Mid Cap Growth
     Portfolio -- Class A........     0.70%          --        0.20%            --            0.90%           --          0.90%
  Oppenheimer Capital
     Appreciation
     Portfolio -- Class E........     0.60%        0.15%       0.07%            --            0.82%           --          0.82%
  PIMCO Inflation Protected Bond
     Portfolio -- Class E........     0.48%        0.15%       0.05%            --            0.68%           --          0.68%
  PIMCO Total Return
     Portfolio -- Class A........     0.48%          --        0.04%            --            0.52%           --          0.52%
  RCM Technology
     Portfolio -- Class A........     0.88%          --        0.08%            --            0.96%           --          0.96%
  SSgA Growth and Income ETF
     Portfolio -- Class E........     0.33%        0.15%       0.07%          0.21%           0.76%         0.03%         0.73%(5)
  SSgA Growth ETF
     Portfolio -- Class E........     0.33%        0.15%       0.10%          0.22%           0.80%         0.03%         0.77%(6)
  T. Rowe Price Mid Cap Growth
     Portfolio -- Class A........     0.75%          --        0.04%            --            0.79%           --          0.79%
METROPOLITAN FUND
  Artio International Stock
     Portfolio -- Class A........     0.83%          --        0.13%          0.03%           0.99%         0.03%         0.96%(7)
  Barclays Capital Aggregate Bond
     Index Portfolio -- Class A..     0.25%          --        0.05%            --            0.30%         0.01%         0.29%(8)
  BlackRock Aggressive Growth
     Portfolio -- Class A........     0.73%          --        0.06%            --            0.79%           --          0.79%


                                      FFA-7

                                               DISTRIBUTION                                  TOTAL    CONTRACTUAL FEE   NET TOTAL
                                                  AND/OR                                     ANNUAL        WAIVER        ANNUAL
                                   MANAGEMENT     SERVICE      OTHER   ACQUIRED FUND FEES  OPERATING   AND/OR EXPENSE   OPERATING
                                       FEE     (12B-1) FEES  EXPENSES     AND EXPENSES*     EXPENSES   REIMBURSEMENT   EXPENSES**
                                   ----------  ------------  --------  ------------------  ---------  ---------------  ----------
  BlackRock Bond Income
     Portfolio -- Class A........     0.38%          --        0.05%            --            0.43%         0.03%         0.40%(9)
  BlackRock Diversified
     Portfolio -- Class A........     0.46%          --        0.06%            --            0.52%           --          0.52%
  BlackRock Large Cap Value
     Portfolio -- Class E........     0.64%        0.15%       0.03%            --            0.82%           --          0.82%
  BlackRock Legacy Large Cap
     Growth Portfolio -- Class
     E...........................     0.73%        0.15%       0.10%            --            0.98%         0.01%         0.97%(10)
  Davis Venture Value
     Portfolio -- Class A........     0.71%          --        0.03%            --            0.74%         0.05%         0.69%(11)
  FI Value Leaders
     Portfolio -- Class E........     0.67%        0.15%       0.10%            --            0.92%           --          0.92%
  Jennison Growth
     Portfolio -- Class A........     0.62%          --        0.04%            --            0.66%         0.04%         0.62%(12)
  Loomis Sayles Small Cap Core
     Portfolio -- Class A........     0.90%          --        0.09%            --            0.99%         0.05%         0.94%(13)
  Loomis Sayles Small Cap Growth
     Portfolio -- Class A........     0.90%          --        0.45%            --            1.35%         0.05%         1.30%(14)
  Met/Artisan Mid Cap Value
     Portfolio -- Class A........     0.82%          --        0.05%            --            0.87%           --          0.87%(15)
  MetLife Aggressive Allocation
     Portfolio -- Class A........     0.10%          --        0.04%          0.74%           0.88%         0.04%         0.84%(16)
  MetLife Conservative Allocation
     Portfolio -- Class A........     0.10%          --        0.02%          0.58%           0.70%         0.02%         0.68%(16)
  MetLife Conservative to
     Moderate Allocation
     Portfolio -- Class A........     0.09%          --        0.01%          0.63%           0.73%           --          0.73%(17)
  MetLife Mid Cap Stock Index
     Portfolio -- Class A........     0.25%          --        0.10%          0.01%           0.36%         0.01%         0.35%(8)
  MetLife Moderate Allocation
     Portfolio -- Class A........     0.07%          --          --           0.67%           0.74%           --          0.74%(17)
  MetLife Moderate to Aggressive
     Allocation
     Portfolio -- Class A........     0.07%          --          --           0.71%           0.78%           --          0.78%(17)
  MetLife Stock Index
     Portfolio -- Class A........     0.25%          --        0.03%            --            0.28%         0.01%         0.27%(8)
  MFS(R) Total Return
     Portfolio -- Class A........     0.54%          --        0.06%            --            0.60%           --          0.60%
  MFS(R) Value Portfolio -- Class
     A...........................     0.71%          --        0.03%            --            0.74%         0.08%         0.66%(18)
  Morgan Stanley EAFE(R) Index
     Portfolio -- Class A........     0.30%          --        0.14%          0.01%           0.45%         0.01%         0.44%(19)
  Neuberger Berman Genesis
     Portfolio -- Class A........     0.85%          --        0.09%            --            0.94%         0.03%         0.91%(20)
  Neuberger Berman Mid Cap Value
     Portfolio -- Class A........     0.65%          --        0.07%            --            0.72%           --          0.72%
  Oppenheimer Global Equity
     Portfolio -- Class A........     0.53%          --        0.11%            --            0.64%           --          0.64%
  Russell 2000(R) Index
     Portfolio -- Class A........     0.25%          --        0.10%            --            0.35%         0.01%         0.34%(8)
  T. Rowe Price Large Cap Growth
     Portfolio -- Class A........     0.60%          --        0.07%            --            0.67%           --          0.67%
  T. Rowe Price Small Cap Growth
     Portfolio -- Class A........     0.51%          --        0.11%            --            0.62%           --          0.62%
  Western Asset Management
     Strategic Bond Opportunities
     Portfolio -- Class A........     0.62%          --        0.07%            --            0.69%         0.04%         0.65%(21)
  Western Asset Management U.S.
     Government
     Portfolio -- Class A........     0.48%          --        0.04%            --            0.52%         0.01%         0.51%(22)



---------
* Acquired Fund Fees and Expenses are fees and expenses incurred indirectly by a portfolio as a result of investing in shares of one or more underlying portfolios.
** Net Total Annual Operating Expenses do not reflect: (1) voluntary waivers of fees or expenses; (2) contractual waivers that are in effect for less than one year from the date of this Prospectus; or (3) expense reductions resulting from custodial fee credits or directed brokerage arrangements.
(1) The Portfolio is a "fund of funds" that invests substantially all of its assets in portfolios of the American Funds Insurance Series. Because the Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying

                                      FFA-8
      portfolios in which it invests, including the management fee. Pursuant to an amended advisory agreement, management fees have been restated to reflect current fees as if they were in effect during the entire fiscal year ended December 31, 2009.
(2) The Portfolio is a "fund of funds" that invests substantially all of its assets in portfolios of the American Funds Insurance Series. Because the Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee. Pursuant to an amended advisory agreement, management fees have been restated to reflect current fees as if they were in effect during the entire fiscal year ended December 31, 2009. MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 to April 30, 2011, to limit its fee and to reimburse expenses to the extent necessary to limit total annual operating expenses (excluding acquired fund fees and expenses and 12b-1 fees) to 0.10%.
(3) The Portfolio is a "fund of funds" that invests equally in three other portfolios of the Met Investors Series Trust: the Met/Franklin Income Portfolio, the Met/Franklin Mutual Shares Portfolio and the Met/Templeton Growth Portfolio. Because the Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee. MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 to April 30, 2011, to limit its fee and to reimburse expenses to the extent necessary to limit total annual operating expenses (excluding acquired fund fees and expenses and 12b-1 fees) to 0.05%.
(4) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 to April 30, 2011, to limit its fee and to reimburse expenses to the extent necessary to limit total annual operating expenses (excluding 12b-1 fees) to 0.80%.
(5) The Portfolio primarily invests its assets in other investment companies known as exchange-traded funds ("underlying ETFs"). As an investor in an underlying ETF or other investment company, the Portfolio will bear its pro rata portion of the operating expenses of the underlying ETF or other investment company, including the management fee. MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 to April 30, 2011, to limit its fee and to reimburse expenses to the extent necessary to limit total annual operating expenses (excluding acquired fund fees and expenses and 12b-1 fees) to 0.37%.
(6) The Portfolio primarily invests its assets in other investment companies known as exchange-traded funds ("underlying ETFs"). As an investor in an underlying ETF or other investment company, the Portfolio will bear its pro rata portion of the operating expenses of the underlying ETF or other investment company, including the management fee. MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 to April 30, 2011, to limit its fee and to reimburse expenses to the extent necessary to limit total annual operating expenses (excluding acquired fund fees and expenses and 12b-1 fees) to 0.40%.
(7) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.81% for the first $500 million of the Portfolio's average daily net assets and 0.78% for the next $500 million.
(8) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to 0.243%.
(9) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.37% for the first $1 billion of the Portfolio's average daily net assets, 0.325% for amounts over $1 billion but less than $3.4 billion and 0.25% on amounts over $3.4 billion.
(10) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.705% for amounts over $300 million but less than $1 billion.
(11) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.75% for the first $50 million of the Portfolio's average daily net assets and 0.70% for the next $450 million and 0.65% for the next $4 billion and 0.625% for amounts over $4.5 billion.
(12) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.70% for the first $200 million of the Portfolio's average daily net assets and 0.65% for the next $100 million and 0.60% for the next $200 million and 0.55% for the next $1.3 billion and 0.52% for the next $200 million and 0.47% for amounts over $2 billion.
(13) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.85% for the first $500 million of the Portfolio's average daily net assets and 0.80% for amounts over $500 million.
(14) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.85% for the first $100 million of the Portfolio's average daily net assets and 0.80% for amounts over $100 million.

(15) Pursuant to an amended advisory agreement, management fees have been restated to reflect current fees as if they were in effect during the entire fiscal year ended December 31, 2009.

(16) The Portfolio is a "fund of funds" that invests substantially all of its assets in other portfolios of the Met Investors Series Trust and the Metropolitan Series Fund, Inc. Because the Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee. MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to waive fees or pay all expenses so as to limit total annual operating expenses of the Portfolio (other than acquired fund fees and expenses, brokerage costs, taxes, interest and any extraordinary expenses) to 0.10% of the average daily net assets of the Class A shares, 0.35% of the average daily net assets of the Class B shares and 0.25% of the average daily net assets of the Class E shares.
(17) The Portfolio is a "fund of funds" that invests substantially all of its assets in other portfolios of the Met Investors Series Trust and the Metropolitan Series Fund, Inc. Because the Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee.


                                      FFA-9

(18) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.65% for the first $1.25 billion of the Portfolio's average daily net assets and 0.60% for the next $250 million and 0.50% for amounts over $1.5 billion.
(19) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to 0.293%.
(20) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.825% for the first $500 million of the Portfolio's average daily net assets.
(21) MetLife Advisers, LLC, has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.595% for the first $500 million of the Portfolio's average daily net assets.
(22) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.50% for amounts over $200 million but less than $500 million.

EXAMPLES

The examples are intended to help you compare the cost of investing in the Deferred Annuities and Income Annuities with the cost of investing in other variable annuity contracts. These costs include the contract owner transaction expenses (described in the first table), the Separate Account and other costs you bear while you hold the Deferred Annuity or Income Annuity (described in the second table) and the Portfolios' fees and expenses (described in the third table).

EXAMPLE 1.

This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for a Deferred Annuity for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:

     - there was no allocation to the Fixed Interest Account under your Deferred Annuity (no Contract Fee was charged);

     -    reimbursement and/or waiver of expenses was not in effect;

     - your Deferred Annuity permits you to withdraw 10% of your Account Balance free from early withdrawal charges each Contract Year;

     - you bear the minimum or maximum fees and expenses of any of the Portfolios;

     -    the underlying Portfolio earns a 5% annual return; and

     - you fully surrender your Deferred Annuity with applicable early withdrawal charges deducted.

                                                             1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                             ------    -------    -------    --------
Maximum..................................................     $881      $1,208     $1,527     $2,624
Minimum..................................................     $781      $  890     $  975     $1,484


EXAMPLE 2.

This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for a Deferred Annuity for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:

     - there was no allocation to the Fixed Interest Account under your Deferred Annuity (no Contract Fee was charged);

     -    reimbursement and/or waiver of expenses was not in effect;

     - your Deferred Annuity permits you to withdraw 20% of your Account Balance free from early withdrawal charges each Contract Year;

     - you bear the minimum or maximum fees and expenses of any of the Portfolios;


                                     FFA-10

     -    the underlying Portfolio earns a 5% annual return; and

     - you fully surrender your Deferred Annuity with applicable early withdrawal charges deducted.

                                                             1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                             ------    -------    -------    --------
Maximum..................................................     $811      $1,158     $1,509     $2,624
Minimum..................................................     $711      $  848     $  975     $1,484


EXAMPLE 3.

This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for a Deferred Annuity for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:

     - there was no allocation to the Fixed Interest Account (no Contract Fee was charged);

     -    reimbursement and/or waiver of expenses was not in effect;

     - you bear the minimum or maximum fees and expenses of any of the Portfolios;

     -    the underlying Portfolio earns a 5% annual return; and

     - you annuitize (elect a pay-out option under your Deferred Annuity under which you receive income payments over your lifetime or for a period of at least 5 full years) or do not surrender your Deferred Annuity. (No early withdrawal charges are deducted.)

                                                             1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                             ------    -------    -------    --------
Maximum..................................................     $233       $717      $1,227     $2,624
Minimum..................................................     $125       $390      $  675     $1,484




                                     FFA-11

            FINANCIAL FREEDOM DEFERRED ANNUITIES AND INCOME ANNUITIES

The following tables describe the fees and expenses you will pay when you buy, hold or withdraw amounts from your Deferred Annuity or Income Annuity. The first table describes charges you will pay at the time you purchase the Deferred Annuity or Income Annuity, make withdrawals from your Deferred Annuity or make transfers between the investment divisions of your Deferred Annuity or Income Annuity. The tables do not show premium and other taxes which may apply.

CONTRACT OWNER TRANSACTION EXPENSES

SALES LOAD IMPOSED ON PURCHASE PAYMENTS.............................   None
SEPARATE ACCOUNT EARLY WITHDRAWAL CHARGE............................   None
(as a percentage of each purchase payment funding the withdrawal during the pay-in phase)
EXCHANGE FEE FOR DEFERRED ANNUITIES.................................   None
SURRENDER FEE FOR DEFERRED ANNUITIES................................   None
ACCOUNT REDUCTION LOAN INITIATION FEE...............................   $75(1)
ANNUAL ACCOUNT REDUCTION LOAN MAINTENANCE FEE.......................   $50(1)
(per loan outstanding)
TRANSFER FEE........................................................   None


---------
1 Either or both fees may be waived for certain groups. The loan maintenance fee is paid on a quarterly basis at the end of each quarter on a pro-rata basis from the investment divisions and the Fixed Interest Account in which you then have a balance.

The second table describes the fees and expenses that you will bear periodically during the time you hold the Deferred Annuity or Income Annuity, but does not include fees and expenses for the Portfolios.

ANNUAL CONTRACT FEE(2)..............................................   None
SEPARATE ACCOUNT CHARGE(3)
(as a percentage of your average account value)
General Administrative Expenses Charge..............................   .20%
Mortality and Expense Risk Charge...................................   .75%
TOTAL SEPARATE ACCOUNT ANNUAL CHARGE
Current and Maximum Guaranteed Charge:..............................   .95%


2 A $20 annual contract fee is imposed on money in the Fixed Interest Account. This fee may be waived under certain circumstances.
3 Pursuant to the terms of the Contract, our total Separate Account charge will not exceed .95% of your average balance in the investment divisions. For purposes of presentation here, we estimated the allocation between general administrative expenses and the mortality and expense risk charge for Deferred Annuities or the amount of underlying Portfolio shares we have designated in the investment divisions to generate your income payments for Income Annuities.

We are waiving 0.08% of the Separate Account Charge for the investment division investing in the BlackRock Large-Cap Core Portfolio of the Met Investors Fund. We are waiving the amount, if any, of the Separate Account charge equal to the underlying portfolio expenses that are in excess of 0.88% for the investment division investing in the MFS(R) Research International Portfolio - Class A of the Met Investors Fund.

The third table shows the minimum and maximum total operating expenses charged by the Portfolios, as well as the operating expenses for each Portfolio, that you may bear periodically while you hold the Contract. Certain Portfolios may impose a redemption fee in the future. All of the Portfolios listed below are Class A except for the BlackRock Large Cap Value, BlackRock Legacy Large Cap Growth, Clarion Global Real Estate, FI Value Leaders, Harris Oakmark International, Janus Forty, Lazard Mid Cap, Invesco Small Cap Growth, Oppenheimer Capital Appreciation, PIMCO Inflation Protected Bond, SSgA Growth ETF, SSgA Growth and Income ETF Portfolios, which are Class E Portfolios, Met/Franklin Income, Met/Franklin Mutual Shares, Met/Franklin Templeton Founding Strategy and Met/Templeton Growth, which are Class B Portfolios, American Funds Balanced Allocation, American Funds Growth Allocation and American Funds Moderate Allocation, which are Class C Portfolios, and the Portfolios of the

                                     FFA-12

American Funds(R), which are Class 2 Portfolios. More details concerning the Metropolitan Fund, the Met Investors Fund, the Calvert Fund and the American Funds(R) fees and expenses are contained in their respective prospectuses.


                                                                         MINIMUM    MAXIMUM
                                                                         -------    -------
TOTAL ANNUAL AMERICAN FUNDS(R), CALVERT FUND, FIDELITY(R) VIP FUNDS,
  MET INVESTORS FUND AND METROPOLITAN FUND OPERATING EXPENSES
(expenses that are deducted from Funds assets, including management fees, distribution and/or service (12b-1) fees, and other
  expenses)..........................................................     0.28%      1.35%



PORTFOLIO FEES AND EXPENSES
(as a percentage of average daily net assets for the fiscal year ending December 31, 2009)


                                               DISTRIBUTION                                  TOTAL    CONTRACTUAL FEE   NET TOTAL
                                                  AND/OR                                     ANNUAL        WAIVER        ANNUAL
                                   MANAGEMENT     SERVICE      OTHER   ACQUIRED FUND FEES  OPERATING   AND/OR EXPENSE   OPERATING
                                       FEE     (12B-1) FEES  EXPENSES     AND EXPENSES*     EXPENSES   REIMBURSEMENT   EXPENSES**
                                   ----------  ------------  --------  ------------------  ---------  ---------------  ----------
AMERICAN FUNDS(R) -- CLASS 2
  American Funds Bond Fund.......     0.38%        0.25%       0.01%            --            0.64%           --          0.64%
  American Funds Global Small
     Capitalization Fund.........     0.72%        0.25%       0.04%            --            1.01%           --          1.01%
  American Funds Growth Fund.....     0.33%        0.25%       0.02%            --            0.60%           --          0.60%
  American Funds Growth-Income
     Fund........................     0.28%        0.25%       0.01%            --            0.54%           --          0.54%
CALVERT FUND
  Calvert VP SRI Balanced
     Portfolio...................     0.70%          --        0.21%            --            0.91%           --          0.91%
  Calvert VP SRI Mid Cap Growth
     Portfolio...................     0.90%          --        0.20%            --            1.10%           --          1.10%
FIDELITY(R) VIP FUNDS -- INITIAL
  CLASS
  Equity-Income Portfolio........     0.46%          --        0.12%            --            0.58%           --          0.58%
  Growth Portfolio...............     0.56%          --        0.13%            --            0.69%           --          0.69%
  Investment Grade Bond
     Portfolio...................     0.32%          --        0.13%            --            0.45%           --          0.45%
  Money Market Portfolio.........     0.19%          --        0.12%            --            0.31%           --          0.31%
MET INVESTORS FUND
  American Funds Balanced
     Allocation
     Portfolio -- Class C........     0.08%        0.55%       0.02%          0.39%           1.04%           --          1.04%(1)
  American Funds Growth
     Allocation
     Portfolio -- Class C........     0.08%        0.55%       0.02%          0.38%           1.03%           --          1.03%(1)
  American Funds Moderate
     Allocation
     Portfolio -- Class C........     0.09%        0.55%       0.03%          0.39%           1.06%         0.02%         1.04%(2)
  BlackRock Large Cap Core
     Portfolio -- Class A........     0.59%          --        0.06%            --            0.65%           --          0.65%
  Clarion Global Real Estate
     Portfolio -- Class E........     0.64%        0.15%       0.09%            --            0.88%           --          0.88%
  Harris Oakmark International
     Portfolio -- Class E........     0.79%        0.15%       0.05%            --            0.99%           --          0.99%
  Invesco Small Cap Growth
     Portfolio -- Class E........     0.86%        0.15%       0.04%            --            1.05%           --          1.05%
  Janus Forty Portfolio -- Class
     E...........................     0.64%        0.15%       0.04%            --            0.83%           --          0.83%
  Lazard Mid Cap
     Portfolio -- Class E........     0.70%        0.15%       0.04%            --            0.89%           --          0.89%
  Legg Mason ClearBridge
     Aggressive Growth
     Portfolio -- Class A........     0.64%          --        0.03%            --            0.67%           --          0.67%
  Legg Mason Value Equity
     Portfolio -- Class A........     0.64%          --        0.07%            --            0.71%           --          0.71%
  Lord Abbett Bond Debenture
     Portfolio -- Class A........     0.51%          --        0.04%            --            0.55%           --          0.55%
  Met/Franklin Income
     Portfolio -- Class B........     0.79%        0.25%       0.14%            --            1.18%           --          1.18%
  Met/Franklin Mutual Shares
     Portfolio -- Class B........     0.80%        0.25%       0.10%            --            1.15%           --          1.15%
  Met/Franklin Templeton Founding
     Strategy Portfolio -- Class
     B...........................     0.05%        0.25%       0.03%          0.84%           1.17%         0.03%         1.14%(3)
  Met/Templeton Growth
     Portfolio -- Class B........     0.69%        0.25%       0.18%            --            1.12%         0.07%         1.05%(4)



                                     FFA-13

                                               DISTRIBUTION                                  TOTAL    CONTRACTUAL FEE   NET TOTAL
                                                  AND/OR                                     ANNUAL        WAIVER        ANNUAL
                                   MANAGEMENT     SERVICE      OTHER   ACQUIRED FUND FEES  OPERATING   AND/OR EXPENSE   OPERATING
                                       FEE     (12B-1) FEES  EXPENSES     AND EXPENSES*     EXPENSES   REIMBURSEMENT   EXPENSES**
                                   ----------  ------------  --------  ------------------  ---------  ---------------  ----------
  MFS(R) Research International
     Portfolio -- Class A........     0.71%          --        0.10%            --            0.81%           --          0.81%
  Morgan Stanley Mid Cap Growth
     Portfolio -- Class A........     0.70%          --        0.20%            --            0.90%           --          0.90%
  Oppenheimer Capital
     Appreciation
     Portfolio -- Class E........     0.60%        0.15%       0.07%            --            0.82%           --          0.82%
  PIMCO Inflation Protected Bond
     Portfolio -- Class E........     0.48%        0.15%       0.05%            --            0.68%           --          0.68%
  PIMCO Total Return
     Portfolio -- Class A........     0.48%          --        0.04%            --            0.52%           --          0.52%
  RCM Technology
     Portfolio -- Class A........     0.88%          --        0.08%            --            0.96%           --          0.96%
  SSgA Growth and Income ETF
     Portfolio -- Class E........     0.33%        0.15%       0.07%          0.21%           0.76%         0.03%         0.73%(5)
  SSgA Growth ETF
     Portfolio -- Class E........     0.33%        0.15%       0.10%          0.22%           0.80%         0.03%         0.77%(6)
  T. Rowe Price Mid Cap Growth
     Portfolio -- Class A........     0.75%          --        0.04%            --            0.79%           --          0.79%
METROPOLITAN FUND
  Artio International Stock
     Portfolio -- Class A........     0.83%          --        0.13%          0.03%           0.99%         0.03%         0.96%(7)
  Barclays Capital Aggregate Bond
     Index Portfolio -- Class A..     0.25%          --        0.05%            --            0.30%         0.01%         0.29%(8)
  BlackRock Aggressive Growth
     Portfolio -- Class A........     0.73%          --        0.06%            --            0.79%           --          0.79%
  BlackRock Bond Income
     Portfolio -- Class A........     0.38%          --        0.05%            --            0.43%         0.03%         0.40%(9)
  BlackRock Diversified
     Portfolio -- Class A........     0.46%          --        0.06%            --            0.52%           --          0.52%
  BlackRock Large Cap Value
     Portfolio -- Class E........     0.64%        0.15%       0.03%            --            0.82%           --          0.82%
  BlackRock Legacy Large Cap
     Growth Portfolio -- Class
     E...........................     0.73%        0.15%       0.10%            --            0.98%         0.01%         0.97%(10)
  Davis Venture Value
     Portfolio -- Class A........     0.71%          --        0.03%            --            0.74%         0.05%         0.69%(11)
  FI Value Leaders
     Portfolio -- Class E........     0.67%        0.15%       0.10%            --            0.92%           --          0.92%
  Jennison Growth
     Portfolio -- Class A........     0.62%          --        0.04%            --            0.66%         0.04%         0.62%(12)
  Loomis Sayles Small Cap Core
     Portfolio -- Class A........     0.90%          --        0.09%            --            0.99%         0.05%         0.94%(13)
  Loomis Sayles Small Cap Growth
     Portfolio -- Class A........     0.90%          --        0.45%            --            1.35%         0.05%         1.30%(14)
  Met/Artisan Mid Cap Value
     Portfolio -- Class A........     0.82%          --        0.05%            --            0.87%           --          0.87%(15)
  MetLife Aggressive Allocation
     Portfolio -- Class A........     0.10%          --        0.04%          0.74%           0.88%         0.04%         0.84%(16)
  MetLife Conservative Allocation
     Portfolio -- Class A........     0.10%          --        0.02%          0.58%           0.70%         0.02%         0.68%(16)
  MetLife Conservative to
     Moderate Allocation
     Portfolio -- Class A........     0.09%          --        0.01%          0.63%           0.73%           --          0.73%(17)
  MetLife Mid Cap Stock Index
     Portfolio -- Class A........     0.25%          --        0.10%          0.01%           0.36%         0.01%         0.35%(8)
  MetLife Moderate Allocation
     Portfolio -- Class A........     0.07%          --          --           0.67%           0.74%           --          0.74%(17)
  MetLife Moderate to Aggressive
     Allocation
     Portfolio -- Class A........     0.07%          --          --           0.71%           0.78%           --          0.78%(17)
  MetLife Stock Index
     Portfolio -- Class A........     0.25%          --        0.03%            --            0.28%         0.01%         0.27%(8)
  MFS(R) Total Return
     Portfolio -- Class A........     0.54%          --        0.06%            --            0.60%           --          0.60%
  MFS(R) Value Portfolio -- Class
     A...........................     0.71%          --        0.03%            --            0.74%         0.08%         0.66%(18)
  Morgan Stanley EAFE(R) Index
     Portfolio -- Class A........     0.30%          --        0.14%          0.01%           0.45%         0.01%         0.44%(19)



                                     FFA-14

                                               DISTRIBUTION                                  TOTAL    CONTRACTUAL FEE   NET TOTAL
                                                  AND/OR                                     ANNUAL        WAIVER        ANNUAL
                                   MANAGEMENT     SERVICE      OTHER   ACQUIRED FUND FEES  OPERATING   AND/OR EXPENSE   OPERATING
                                       FEE     (12B-1) FEES  EXPENSES     AND EXPENSES*     EXPENSES   REIMBURSEMENT   EXPENSES**
                                   ----------  ------------  --------  ------------------  ---------  ---------------  ----------
  Neuberger Berman Genesis
     Portfolio -- Class A........     0.85%          --        0.09%            --            0.94%         0.03%         0.91%(20)
  Neuberger Berman Mid Cap Value
     Portfolio -- Class A........     0.65%          --        0.07%            --            0.72%           --          0.72%
  Oppenheimer Global Equity
     Portfolio -- Class A........     0.53%          --        0.11%            --            0.64%           --          0.64%
  Russell 2000(R) Index
     Portfolio -- Class A........     0.25%          --        0.10%            --            0.35%         0.01%         0.34%(8)
  T. Rowe Price Large Cap Growth
     Portfolio -- Class A........     0.60%          --        0.07%            --            0.67%           --          0.67%
  T. Rowe Price Small Cap Growth
     Portfolio -- Class A........     0.51%          --        0.11%            --            0.62%           --          0.62%
  Western Asset Management
     Strategic Bond Opportunities
     Portfolio -- Class A........     0.62%          --        0.07%            --            0.69%         0.04%         0.65%(21)
  Western Asset Management U.S.
     Government
     Portfolio -- Class A........     0.48%          --        0.04%            --            0.52%         0.01%         0.51%(22)



---------



* Acquired Fund Fees and Expenses are fees and expenses incurred indirectly by a portfolio as a result of investing in shares of one or more underlying portfolios.


** Net Total Annual Operating Expenses do not reflect: (1) voluntary waivers of fees or expenses; (2) contractual waivers that are in effect for less than one year from the date of this Prospectus; or (3) expense reductions resulting from custodial fee credits or directed brokerage arrangements.



..


(1) The Portfolio is a "fund of funds" that invests substantially all of its assets in portfolios of the American Funds Insurance Series. Because the Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee. Pursuant to an amended advisory agreement, management fees have been restated to reflect current fees as if they were in effect during the entire fiscal year ended December 31, 2009.


(2) The Portfolio is a "fund of funds" that invests substantially all of its assets in portfolios of the American Funds Insurance Series. Because the Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee. Pursuant to an amended advisory agreement, management fees have been restated to reflect current fees as if they were in effect during the entire fiscal year ended December 31, 2009. MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 to April 30, 2011, to limit its fee and to reimburse expenses to the extent necessary to limit total annual operating expenses (excluding acquired fund fees and expenses and 12b-1 fees) to 0.10%.


(3) The Portfolio is a "fund of funds" that invests equally in three other portfolios of the Met Investors Series Trust: the Met/Franklin Income Portfolio, the Met/Franklin Mutual Shares Portfolio and the Met/Templeton Growth Portfolio. Because the Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee. MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 to April 30, 2011, to limit its fee and to reimburse expenses to the extent necessary to limit total annual operating expenses (excluding acquired fund fees and expenses and 12b-1 fees) to 0.05%.


(4) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 to April 30, 2011, to limit its fee and to reimburse expenses to the extent necessary to limit total annual operating expenses (excluding 12b-1 fees) to 0.80%.


(5) The Portfolio primarily invests its assets in other investment companies known as exchange-traded funds ("underlying ETFs"). As an investor in an underlying ETF or other investment company, the Portfolio will bear its pro rata portion of the operating expenses of the underlying ETF or other investment company, including the management fee. MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 to April 30, 2011, to limit its fee and to reimburse expenses to the extent necessary to limit total annual operating expenses (excluding acquired fund fees and expenses and 12b-1 fees) to 0.37%.


(6) The Portfolio primarily invests its assets in other investment companies known as exchange-traded funds ("underlying ETFs"). As an investor in an underlying ETF or other investment company, the Portfolio will bear its pro rata portion of the operating expenses of the underlying ETF or other investment company, including the management fee. MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 to April 30, 2011, to limit its fee and to reimburse expenses to the extent necessary to limit total annual operating expenses (excluding acquired fund fees and expenses and 12b-1 fees) to 0.40%.


(7) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.81% for the first $500 million of the Portfolio's average daily net assets and 0.78% for the next $500 million.


(8) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to 0.243%.


(9) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.37% for the first $1 billion of the Portfolio's average daily net assets, 0.325% for amounts over $1 billion but less than $3.4 billion and 0.25% on amounts over $3.4 billion.



                                     FFA-15

(10) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.705% for amounts over $300 million but less than $1 billion.


(11) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.75% for the first $50 million of the Portfolio's average daily net assets and 0.70% for the next $450 million and 0.65% for the next $4 billion and 0.625% for amounts over $4.5 billion.


(12) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.70% for the first $200 million of the Portfolio's average daily net assets and 0.65% for the next $100 million and 0.60% for the next $200 million and 0.55% for the next $1.3 billion and 0.52% for the next $200 million and 0.47% for amounts over $2 billion.


(13) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.85% for the first $500 million of the Portfolio's average daily net assets and 0.80% for amounts over $500 million.


(14) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.85% for the first $100 million of the Portfolio's average daily net assets and 0.80% for amounts over $100 million.


(15) Pursuant to an amended advisory agreement, management fees have been restated to reflect current fees as if they were in effect during the entire fiscal year ended December 31, 2009.


(16) The Portfolio is a "fund of funds" that invests substantially all of its assets in other portfolios of the Met Investors Series Trust and the Metropolitan Series Fund, Inc. Because the Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee. MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to waive fees or pay all expenses so as to limit total annual operating expenses of the Portfolio (other than acquired fund fees and expenses, brokerage costs, taxes, interest and any extraordinary expenses) to 0.10% of the average daily net assets of the Class A shares, 0.35% of the average daily net assets of the Class B shares and 0.25% of the average daily net assets of the Class E shares.


(17) The Portfolio is a "fund of funds" that invests substantially all of its assets in other portfolios of the Met Investors Series Trust and the Metropolitan Series Fund, Inc. Because the Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee.


(18) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.65% for the first $1.25 billion of the Portfolio's average daily net assets and 0.60% for the next $250 million and 0.50% for amounts over $1.5 billion.


(19) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to 0.293%.


(20) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.825% for the first $500 million of the Portfolio's average daily net assets.


(21) MetLife Advisers, LLC, has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.595% for the first $500 million of the Portfolio's average daily net assets.


(22) MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.50% for amounts over $200 million but less than $500 million.


EXAMPLES

The example is intended to help you compare the cost of investing in the Deferred Annuities and Income Annuities with the cost of investing in other variable annuity contracts. These costs include the contract owner transaction expenses (described in the first table), the Separate Account and other costs you bear while you hold the Deferred Annuity or Income Annuity (described in the second table) and the Portfolios' fees and expenses (described in the third table).

EXAMPLE

This example shows the dollar amount of expenses that you would bear directly or indirectly on a $10,000 investment for a Deferred Annuity for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:

     - there was no allocation to the Fixed Interest Account under your Deferred Annuity (no Contract Fee was charged);

     -    reimbursement and/or waiver of expenses was not in effect;

     - you bear the minimum or maximum fees and expenses of any of the Portfolios;

     -    the underlying Portfolio earns a 5% annual return; and


                                     FFA-16

     - you surrender your Deferred Annuity or do not surrender your Deferred Annuity or you annuitize (elect a payout option under your Deferred Annuity under which you receive income payments over your lifetime or for a period of at least 5 full years)(no early withdrawal charges are deducted).

                                                             1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                                             ------    -------    -------    --------
Maximum..................................................     $233       $717      $1,227     $2,624
Minimum..................................................     $125       $390      $  675     $1,484




                                     FFA-17

                        ACCUMULATION UNIT VALUES FOR EACH

                               INVESTMENT DIVISION

--------------------------------------------------------------------------------

ENHANCED PREFERENCE PLUS DEFERRED ANNUITIES ACCUMULATION UNIT VALUES MAY BE FOUND IN APPENDIX B.

FINANCIAL FREEDOM DEFERRED ANNUITIES ACCUMULATION UNIT VALUES MAY BE FOUND IN APPENDIX B.


                                     FFA-18

                                     METLIFE

--------------------------------------------------------------------------------

Metropolitan Life Insurance Company and its subsidiaries (collectively, "MLIC" or the "Company") is a leading provider of insurance, employee benefits and financial services with operations throughout the United States. The Company offers life insurance and annuities to individuals, as well as group insurance and retirement & savings products and services to corporations and other institutions. The Company was formed under the laws of New York in 1868. The Company's home office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of MetLife, Inc. Through its subsidiaries and affiliates, MetLife, Inc. offers life insurance, annuities, automobile and homeowners insurance, retail banking and other financial services to individuals, as well as group insurance and retirement & savings products and services to corporations and other institutions. MetLife, Inc. has operations throughout the United States and the regions of Latin America, Asia Pacific and Europe, Middle East and India.

                      METROPOLITAN LIFE SEPARATE ACCOUNT E

--------------------------------------------------------------------------------

We established Metropolitan Life Separate Account E on September 27, 1983. The purpose of the Separate Account is to hold the variable assets that underlie the Enhanced Preference Plus Account and Financial Freedom Account Variable Annuity Contracts and some other variable annuity contracts we issue. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940, as amended ("1940 Act").

The Separate Account's assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the Contracts issued from this Separate Account without regard to our other business.

We are obligated to pay all money we owe under the Deferred Annuities and Income Annuities - such as death benefits and income payments - even if that amount exceeds the assets in the Separate Account. Any such amount that exceeds the assets in the Separate Account is paid from our general account. Benefit amounts paid from the general account are subject to the financial strength and claims paying ability of the Company and our long term ability to make such payments. We issue other annuity contracts and life insurance policies where we pay all money we owe under those contracts and policies from our general account. MetLife is regulated as an insurance company under state law, which includes generally limits on the amount and type of investments in its general account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.

                               VARIABLE ANNUITIES

--------------------------------------------------------------------------------

There are two types of variable annuities described in this Prospectus: Deferred Annuities and Income Annuities. These annuities are "variable" because the value of your account or the amount of each income payment varies based on the investment performance of the investment divisions you choose. In short, the value of your Deferred Annuity, your income payments under a variable pay-out option of your Deferred Annuity, or your income payments under your Income Annuity, may go up or down. Since the investment performance is not guaranteed, your money or income payment amount is at risk. The degree of risk will depend on the investment divisions you select. The Accumulation Unit Value or Annuity Unit Value for each investment division rises or falls based on the investment performance (or "experience") of the Portfolio with the same name. MetLife and its affiliates also offer other annuities not described in this Prospectus.

The Deferred Annuities have a fixed interest rate option called the "Fixed Interest Account." The Fixed Interest Account offers an interest rate that is guaranteed by us (the current minimum rate on the Fixed Interest Account is 3% but may be lower based on your state and issue date and, therefore, may be lower for certain Contracts). Income Annuities and the variable pay-out options under the Deferred Annuities have a fixed payment option called the "Fixed Income Option." Under the Fixed Income Option, we guarantee the amount of your fixed income payments. These fixed options are not described in this Prospectus although we occasionally refer to them.


                                     FFA-19

The group Deferred Annuities and group Income Annuities described in this Prospectus are offered to employers, associations, trusts or other groups for their employees, members or participants.

A DEFERRED ANNUITY

You accumulate money in your account during the pay-in phase by making one or more purchase payments. MetLife will hold your money and credit investment returns as long as the money remains in your account.

All TSA, PEDC, 403(a) and IRA arrangements receive tax deferral under the Internal Revenue Code and/or the plan. There are no additional tax benefits from funding these tax qualified arrangements with a Deferred Annuity. Therefore, there should be reasons other than tax deferral, such as the availability of a guaranteed income for life or the death benefit, for acquiring the Deferred Annuity within these arrangements.

Under the Internal Revenue Code ("Code"), spousal continuation and certain distribution options are available only to a person who is defined as a "spouse" under the federal Defense of Marriage Act or other applicable federal law. All Contract provisions will be interpreted and administered in accordance with the requirements of the Code. Therefore, under current federal law, a purchaser who has or is contemplating a civil union or same-sex marriage should note that the favorable tax treatment afforded under federal law would not be available to such same-sex partner or same-sex spouse. Same-sex partners or spouses who own or are considering the purchase of annuity products that provide benefits based upon status as a spouse should consult a tax advisor.

A Deferred Annuity consists of two phases: the accumulation or "pay-in" phase and the income or "pay-out" phase. The pay-out phase begins when you either take all of your money out of the account or you elect "income" payments using the money in your account. The number and the amount of the income payments you receive will depend on such things as the type of pay-out option you choose, your investment choices, and the amount used to provide your income payments. Because Deferred Annuities offer various insurance benefits such as pay-out options, including our guarantee of income for your lifetime, they are "annuities."

Generally, it is not advisable to purchase a Deferred Annuity as a replacement for an existing annuity contract. You should replace an existing contract only when you determine that the Deferred Annuity is better for you. You may have to pay a withdrawal charge on your existing contract, and the Deferred Annuity may impose a new withdrawal charge period. Before you buy a Deferred Annuity ask your registered representative if purchasing a Deferred Annuity would be advantageous, given the Deferred Annuity's features, benefits and charges.

You should talk to your tax advisor to make sure that this purchase will qualify as a tax-free exchange. If you surrender your existing contract for cash and then buy the Deferred Annuity, you may have to pay Federal income taxes, including possible penalty taxes, on the surrender. Also, because we will not issue the Deferred Annuity until we have received the initial purchase payment from your existing insurance company, the issuance of the Deferred Annuity may be delayed.

AN INCOME ANNUITY

An Income Annuity, also known as an immediate annuity, only has a "pay-out" phase. You make a single purchase payment and select the type of income payment suited to your needs. Some of the income payment types guarantee an income stream for your lifetime; others guarantee an income stream for both your lifetime, as well as the lifetime of another person (such as a spouse). Some Income Annuities guarantee a time period of your choice over which MetLife will make income payments. Income Annuities also have other features. The amount of the income payments you receive will depend on such things as the income payment type you choose, your investment choices and the amount of your purchase payment.

                             YOUR INVESTMENT CHOICES

--------------------------------------------------------------------------------

The Metropolitan Fund, Met Investors Fund, Calvert Fund, Fidelity(R) VIP Funds and American Funds(R) and each of their Portfolios are more fully described in their respective prospectuses and SAIs. The SAIs are available upon your request. You should read these prospectuses carefully before making purchase payments to the investment divisions. The Class A shares available to the Deferred Annuities and Income Annuities do not impose any 12b-1 Plan fees. However, 12b-1 Plan fees are imposed on American Funds(R) Portfolios, which are Class 2, and the following

                                     FFA-20

Portfolios: BlackRock Large Cap Value, BlackRock Legacy Large Cap Growth, Clarion Global Real Estate, FI Value Leaders, Harris Oakmark International, Janus Forty, Lazard Mid Cap, Invesco Small Cap Growth, MFS(R) Total Return, Oppenheimer Capital Appreciation, PIMCO Inflation Protected Bond, SSgA Growth ETF, SSgA Growth and Income ETF Portfolios, which are Class E, Met/Franklin Income, Met/Franklin Mutual Shares, Met/Franklin Templeton Founding Strategy and Met/Templeton Growth, which are Class B, and American Funds Balanced Allocation, American Funds Growth Allocation and American Funds Moderate Allocation, which are Class C.

The investment choices are listed in alphabetical order below (based upon the Portfolio's legal names). (See Appendix C Portfolio Legal and Marketing Names.) The investment divisions generally offer the opportunity for greater returns over the long term than our Fixed Interest Account/Fixed Income Option. You should understand that each Portfolio incurs its own risk which will be dependent upon the investment decisions made by the respective Portfolio's investment manager. Furthermore, the name of a Portfolio may not be indicative of all the investments held by the Portfolio. While the investment divisions and their comparably named Portfolios may have names, investment objectives and management which are identical or similar to publicly available mutual funds, these investment divisions and Portfolios are not those mutual funds. The Portfolios most likely will not have the same performance experience as any publicly available mutual fund. The degree of investment risk you assume will depend on the investment divisions you choose. Since your Account Balance or income payments are subject to the risks associated with investing in stocks and bonds, your Account Balance and/or variable income payments based on amounts allocated to the investment divisions may go down as well as up.

Each Portfolio has different investment objectives and risks. The Portfolio prospectuses contain more detailed information on each Portfolio's investment strategy, investment managers and its fees. You may obtain a Portfolio prospectus by calling 1 800-638-7732 or through your registered representative. We do not guarantee the investment results of the Portfolios.

METROPOLITAN FUND ASSET ALLOCATION PORTFOLIOS

The MetLife Conservative Allocation Portfolio, the MetLife Conservative to Moderate Allocation Portfolio, the MetLife Moderate Allocation Portfolio, the MetLife Moderate to Aggressive Allocation Portfolio, and the MetLife Aggressive Allocation Portfolio, also known as the "asset allocation Portfolios," are "fund of funds" Portfolios that invest substantially all of their assets in other Portfolios of the Metropolitan Fund or the Met Investors Fund. Therefore, each of these asset allocation Portfolios will bear its pro-rata portion of the fees and expenses incurred by the underlying Portfolios in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the asset allocation Portfolios. The expense levels will vary over time, depending on the mix of underlying Portfolios in which the asset allocation Portfolio invests. Contract owners may be able to realize lower aggregate expenses by investing directly in the underlying Portfolios instead of investing in the asset allocation Portfolios. A contract owner who chooses to invest directly in the underlying Portfolios would not, however, receive the asset allocation services provided by MetLife Advisers.

MET INVESTORS FUND ASSET ALLOCATION PORTFOLIOS

The American Funds Balanced Allocation Portfolio, the American Funds Growth Allocation Portfolio and the American Funds Moderate Allocation Portfolio, also known as "asset allocation Portfolios", are "funds of funds" Portfolios that invest substantially all of their assets in Portfolios of the American Funds Insurance Series(R). Therefore, each of these asset allocation Portfolios will bear its pro-rata share of the fees and expenses incurred by the underlying Portfolio in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the asset allocation Portfolios. The expense levels will vary over time, depending on the mix of underlying Portfolios in which the asset allocation Portfolio invests. Underlying Portfolios consist of American Funds Portfolios that are currently available for investment directly under the Contract and other underlying American Funds Portfolios which are not made available directly under the Contract.

MET/FRANKLIN TEMPLETON FOUNDING STRATEGY PORTFOLIO

The Met/Franklin Templeton Founding Strategy Portfolio is a "funds of funds" Portfolio that invests equally in three other Portfolios of the Met Investors
Fund: the Met/Franklin Income Portfolio, the Met/Franklin Mutual Shares Portfolio and the Met/Templeton Growth Portfolio. Because the Portfolio invests in other underlying Portfolios,

                                     FFA-21
the Portfolio will bear its pro rata portion of the operating expenses of the underlying Portfolios in which it invests, including the management fee.

EXCHANGE-TRADED FUNDS PORTFOLIOS

The SSgA Growth ETF Portfolio and the SSgA Growth and Income ETF Portfolio are asset allocation Portfolios and "fund of funds" Portfolios, which invest substantially all of their assets in other investment companies known as exchange-traded funds ("Underlying ETFs"). As an investor in an Underlying ETF or other investment company, each Portfolio also will bear its pro-rata portion of the fees and expenses incurred by the Underlying ETF or other investment company in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of these Portfolios. The expense levels will vary over time depending on the mix of Underlying ETFs in which these Portfolios invest.

The current Portfolios are listed below, along with their investment manager and any sub-investment manager.

                                                                                  INVESTMENT
                                              INVESTMENT                           MANAGER /
            PORTFOLIO                          OBJECTIVE                    SUB-INVESTMENT MANAGER
--------------------------------   --------------------------------    --------------------------------
AMERICAN FUNDS((R))
American Funds Bond Fund           Seeks as high a level of current    Capital Research and Management
                                   income as is consistent with the    Company
                                   preservation of capital.
American Funds Global Small        Seeks long-term growth of           Capital Research and Management
  Capitalization Fund              capital.                            Company
American Funds Growth Fund         Seeks growth of capital.            Capital Research and Management
                                                                       Company
American Funds Growth-Income       Seeks long-term growth of           Capital Research and Management
  Fund                             capital and income.                 Company
CALVERT FUND
Calvert VP SRI Balanced            Seeks to achieve a competitive      Calvert Asset Management
  Portfolio                        total return through an actively    Company, Inc.
                                   managed portfolio of stocks,        Sub-Investment Manager: New
                                   bonds and money market              Amsterdam Partners LLC manages
                                   instruments which offer income      the equity portion. Calvert
                                   and capital growth opportunity      Asset Management Company, Inc.
                                   and which satisfy the investment    manages the fixed income portion
                                   criteria, including financial,      and determines the overall asset
                                   sustainability and social           class mix for the Portfolio.
                                   responsiblity factors.
Calvert VP SRI Mid Cap Growth      Seeks long-term capital             Calvert Asset Management
  Portfolio                        appreciation by investing           Company, Inc.
                                   primarily in a nondiversified       Sub-Investment Manager: New
                                   portfolio of equity securities      Amsterdam Partners LLC
                                   of mid-sized companies that are
                                   undervalued but demonstrate a
                                   potential for growth and that
                                   meet the Portfolio's investment
                                   criteria, including financial,
                                   sustainability and social
                                   responsibility factors.
FIDELITY(R) VIP FUNDS
Equity-Income Portfolio            Seeks reasonable income. The        Fidelity Management & Research
                                   fund will also consider the         Company
                                   potential for capital               Subadviser: FMR Co., Inc.
                                   appreciation. The fund's goal is
                                   to achieve a yield which exceeds
                                   the composite yield on the
                                   securities comprising the
                                   Standard & Poor's 500(SM) Index
                                   (S&P 500(R)).


                                     FFA-22

                                                                                  INVESTMENT
                                              INVESTMENT                           MANAGER /
            PORTFOLIO                          OBJECTIVE                    SUB-INVESTMENT MANAGER
--------------------------------   --------------------------------    --------------------------------
Growth Portfolio                   Seeks to achieve capital            Fidelity Management & Research
                                   appreciation.                       Company
                                                                       Subadviser: FMR Co., Inc.
Investment Grade Bond Portfolio    Seeks as high a level of current    Fidelity Management & Research
                                   income as is consistent with the    Company
                                   preservation of capital.            Subadviser: Fidelity Investments
                                                                       Money Management, Inc.
Money Market Portfolio             Seeks as high a level of current    Fidelity Management & Research
                                   income as is consistent with        Company
                                   preservation of capital and         Subadviser: Fidelity Investments
                                   liquidity.                          Money Management, Inc.
MET INVESTORS FUND
American Funds Balanced            Seeks a balance between a high      MetLife Advisers, LLC
  Allocation Portfolio             level of current income and         Sub-Investment Manager: MetLife
                                   growth of capital, with a           Advisers, LLC
                                   greater emphasis on growth of
                                   capital.
American Funds Growth Allocation   Seeks growth of capital.            MetLife Advisers, LLC
  Portfolio                                                            Sub-Investment Manager: MetLife
                                                                       Advisers, LLC
American Funds Moderate            Seeks a high total return in the    MetLife Advisers, LLC
  Allocation Portfolio             form of income and growth of        Sub-Investment Manager: MetLife
                                   capital, with a greater emphasis    Advisers, LLC
                                   on income.
BlackRock Large Cap Core           Seeks long-term capital growth.     MetLife Advisers, LLC
  Portfolio                                                            Sub-Investment Manager:
                                                                       BlackRock Advisors, LLC
Clarion Global Real Estate         Seeks total return through          MetLife Advisers, LLC
  Portfolio                        investment in real estate           Sub-Investment Manager: ING
                                   securities, emphasizing both        Clarion Real Estate Securities
                                   capital appreciation and current    LLC
                                   income.
Harris Oakmark International       Seeks long-term capital             MetLife Advisers, LLC
  Portfolio                        appreciation.                       Sub-Investment Manager: Harris
                                                                       Associates L.P.
Invesco Small Cap Growth           Seeks long-term growth of           MetLife Advisers, LLC
  Portfolio                        capital.                            Sub-Investment Manager: Invesco
                                                                       Advisers, Inc.
Janus Forty Portfolio              Seeks capital appreciation.         MetLife Advisers, LLC
                                                                       Sub-Investment Manager: Janus
                                                                       Capital Management LLC
Lazard Mid Cap Portfolio           Seeks long-term growth of           MetLife Advisers, LLC
                                   capital.                            Sub-Investment Manager: Lazard
                                                                       Asset Management LLC
Legg Mason ClearBridge             Seeks capital appreciation.         MetLife Advisers, LLC
  Aggressive Growth Portfolio                                          Sub-Investment Manager:
                                                                       ClearBridge Advisors, LLC
Legg Mason Value Equity            Seeks long-term growth of           MetLife Advisers, LLC
  Portfolio                        capital.                            Sub-Investment Manager: Legg
                                                                       Mason Capital Management. Inc.
Lord Abbett Bond Debenture         Seeks high current income and       MetLife Advisers, LLC
  Portfolio                        the opportunity for capital         Sub-Investment Manager: Lord,
                                   appreciation to produce a high      Abbett & Co. LLC
                                   total return.


                                     FFA-23

                                                                                  INVESTMENT
                                              INVESTMENT                           MANAGER /
            PORTFOLIO                          OBJECTIVE                    SUB-INVESTMENT MANAGER
--------------------------------   --------------------------------    --------------------------------
Met/Franklin Income Portfolio      Seeks to maximize income while      MetLife Advisers, LLC
                                   maintaining prospects for           Sub-Investment Manager: Franklin
                                   capital appreciation.               Advisers, Inc.
Met/Franklin Mutual Shares         Seeks capital appreciation,         MetLife Advisers, LLC
  Portfolio                        which may occasionally be short-    Sub-Investment Manager: Franklin
                                   term. The Portfolio's secondary     Mutual Advisers, LLC
                                   investment objective is income.
Met/Franklin Templeton Founding    Seeks capital appreciation and      MetLife Advisers, LLC
  Strategy Portfolio               secondarily seeks income.           Sub-Investment Manager: MetLife
                                                                       Advisers, LLC
Met/Templeton Growth Portfolio     Seeks long-term capital growth.     MetLife Advisers, LLC
                                                                       Sub-Investment Manager:
                                                                       Templeton Global Advisors
                                                                       Limited
MFS(R) Research International      Seeks capital appreciation.         MetLife Advisers, LLC
  Portfolio                                                            Sub-Investment Manager:
                                                                       Massachusetts Financial Services
                                                                       Company
Morgan Stanley Mid Cap Growth      Seeks capital appreciation.         MetLife Advisers, LLC
  Portfolio                                                            Sub-Investment Manager: Morgan
                                                                       Stanley Investment Management
                                                                       Inc.
Oppenheimer Capital Appreciation   Seeks capital appreciation.         MetLife Advisers, LLC
  Portfolio                                                            Sub-Investment Manager:
                                                                       OppenheimerFunds, Inc.
PIMCO Inflation Protected Bond     Seeks maximum real return,          MetLife Advisers, LLC
  Portfolio                        consistent with preservation of     Sub-Investment Manager: Pacific
                                   capital and prudent investment      Investment Management Company
                                   management.                         LLC
PIMCO Total Return Portfolio       Seeks maximum total return,         MetLife Advisers, LLC
                                   consistent with the preservation    Sub-Investment Manager: Pacific
                                   of capital and prudent              Investment Management Company
                                   investment management.              LLC
RCM Technology Portfolio           Seeks capital appreciation; no      MetLife Advisers, LLC
                                   consideration is given to           Sub-Investment Manager: RCM
                                   income.                             Capital Management LLC
SSgA Growth and Income ETF         Seeks growth of capital and         MetLife Advisers, LLC
  Portfolio                        income.                             Sub-Investment Manager: SSgA
                                                                       Funds Management, Inc.
SSgA Growth ETF Portfolio          Seeks growth of capital.            MetLife Advisers, LLC
                                                                       Sub-Investment Manager: SSgA
                                                                       Funds Management, Inc.
T. Rowe Price Mid Cap Growth       Seeks long-term growth of           MetLife Advisers, LLC
  Portfolio                        capital.                            Sub-Investment Manager: T. Rowe
                                                                       Price Associates, Inc.
METROPOLITAN SERIES FUND
Artio International Stock          Seeks long-term growth of           MetLife Advisers, LLC
  Portfolio                        capital.                            Sub-Investment Manager: Artio
                                                                       Global Management, LLC
Barclays Capital Aggregate Bond    Seeks to equal the performance      MetLife Advisers, LLC
  Index Portfolio                  of the Barclays Capital U.S.        Sub-Investment Manager: MetLife
                                   Aggregate Bond Index.               Investment Advisors Company, LLC


                                     FFA-24

                                                                                  INVESTMENT
                                              INVESTMENT                           MANAGER /
            PORTFOLIO                          OBJECTIVE                    SUB-INVESTMENT MANAGER
--------------------------------   --------------------------------    --------------------------------
BlackRock Aggressive Growth        Seeks maximum capital               MetLife Advisers, LLC
  Portfolio                        appreciation.                       Sub-Investment Manager:
                                                                       BlackRock Advisors, LLC
BlackRock Bond Income Portfolio    Seeks a competitive total return    MetLife Advisers, LLC
                                   primarily from investing in         Sub-Investment Manager:
                                   fixed-income securities.            BlackRock Advisors, LLC
BlackRock Diversified Portfolio    Seeks high total return while       MetLife Advisers, LLC
                                   attempting to limit investment      Sub-Investment Manager:
                                   risk and preserve capital.          BlackRock Advisors, LLC
BlackRock Large Cap Value          Seeks long-term growth of           MetLife Advisers, LLC
  Portfolio                        capital.                            Sub-Investment Manager:
                                                                       BlackRock Advisors, LLC
BlackRock Legacy Large Cap         Seeks long-term growth of           MetLife Advisers, LLC
  Growth Portfolio                 capital.                            Sub-Investment Manager:
                                                                       BlackRock Advisors, LLC
Davis Venture Value Portfolio      Seeks growth of capital.            MetLife Advisers, LLC
                                                                       Sub-Investment Manager: Davis
                                                                       Selected Advisers, L.P.
FI Value Leaders Portfolio         Seeks long-term growth of           MetLife Advisers, LLC
                                   capital.                            Sub-Investment Manager: Pyramis
                                                                       Global Advisors, LLC
Jennison Growth Portfolio          Seeks long-term growth of           MetLife Advisers, LLC
                                   capital.                            Sub-Investment Manager: Jennison
                                                                       Associates LLC
Loomis Sayles Small Cap Core       Seeks long-term capital growth      MetLife Advisers, LLC
  Portfolio                        from investments in common          Sub-Investment Manager: Loomis,
                                   stocks or other equity              Sayles & Company, L.P.
                                   securities.
Loomis Sayles Small Cap Growth     Seeks long-term capital growth.     MetLife Advisers, LLC
  Portfolio                                                            Sub-Investment Manager: Loomis,
                                                                       Sayles & Company, L.P.
Met/Artisan Mid Cap Value          Seeks long-term capital growth.     MetLife Advisers, LLC
  Portfolio                                                            Sub-Investment Manager: Artisan
                                                                       Partners Limited Partnership
MetLife Aggressive Allocation      Seeks growth of capital.            MetLife Advisers, LLC
  Portfolio
MetLife Conservative Allocation    Seeks a high level of current       MetLife Advisers, LLC
  Portfolio                        income, with growth of capital
                                   as a secondary objective.
MetLife Conservative to Moderate   Seeks high total return in the      MetLife Advisers, LLC
  Allocation Portfolio             form of income and growth of
                                   capital, with a greater emphasis
                                   on income.
MetLife Mid Cap Stock Index        Seeks to equal the performance      MetLife Advisers, LLC
  Portfolio                        of the Standard & Poor's MidCap     Sub-Investment Manager: MetLife
                                   400(R) Composite Stock Price        Investment Advisors Company, LLC
                                   Index.
MetLife Moderate Allocation        Seeks a balance between a high      MetLife Advisers, LLC
  Portfolio                        level of current income and
                                   growth of capital, with a
                                   greater emphasis on growth of
                                   capital.
MetLife Moderate to Aggressive     Seeks growth of capital.            MetLife Advisers, LLC
  Allocation Portfolio


                                     FFA-25

                                                                                  INVESTMENT
                                              INVESTMENT                           MANAGER /
            PORTFOLIO                          OBJECTIVE                    SUB-INVESTMENT MANAGER
--------------------------------   --------------------------------    --------------------------------
MetLife Stock Index Portfolio      Seeks to equal the performance      MetLife Advisers, LLC
                                   of the Standard & Poor's 500(R)     Sub-Investment Manager: MetLife
                                   Composite Stock Price Index.        Investment Advisors Company, LLC
MFS(R) Total Return Portfolio      Seeks a favorable total return      MetLife Advisers, LLC
                                   through investment in a             Sub-Investment Manager:
                                   diversified portfolio.              Massachusetts Financial Services
                                                                       Company
MFS(R) Value Portfolio             Seeks capital appreciation.         MetLife Advisers, LLC
                                                                       Sub-Investment Manager:
                                                                       Massachusetts Financial Services
                                                                       Company
Morgan Stanley EAFE(R) Index       Seeks to equal the performance      MetLife Advisers, LLC
  Portfolio                        of the MSCI EAFE(R) Index.          Sub-Investment Manager: MetLife
                                                                       Investment Advisors Company, LLC
Neuberger Berman Genesis           Seeks high total return,            MetLife Advisers, LLC
  Portfolio                        consisting principally of           Sub-Investment Manager:
                                   capital appreciation.               Neuberger Berman Management LLC
Neuberger Berman Mid Cap Value     Seeks capital growth.               MetLife Advisers, LLC
  Portfolio                                                            Sub-Investment Manager:
                                                                       Neuberger Berman Management LLC
Oppenheimer Global Equity          Seeks capital appreciation.         MetLife Advisers, LLC
  Portfolio                                                            Sub-Investment Manager:
                                                                       OppenheimerFunds, Inc.
Russell 2000(R) Index Portfolio    Seeks to equal the performance      MetLife Advisers, LLC
                                   of the Russell 2000(R) Index.       Sub-Investment Manager: MetLife
                                                                       Investment Advisors Company, LLC
T. Rowe Price Large Cap Growth     Seeks long-term growth of           MetLife Advisers, LLC
  Portfolio                        capital and, secondarily,           Sub-Investment Manager: T. Rowe
                                   dividend income.                    Price Associates, Inc.
T. Rowe Price Small Cap Growth     Seeks long-term capital growth.     MetLife Advisers, LLC
  Portfolio                                                            Sub-Investment Manager: T. Rowe
                                                                       Price Associates, Inc.
Western Asset Management           Seeks to maximize total return      MetLife Advisers, LLC
  Strategic Bond Opportunities     consistent with preservation of     Sub-Investment Manager: Western
  Portfolio                        capital.                            Asset Management Company
Western Asset Management U.S.      Seeks to maximize total return      MetLife Advisers, LLC
  Government Portfolio             consistent with preservation of     Sub-Investment Manager: Western
                                   capital and maintenance of          Asset Management Company
                                   liquidity.


Some of the investment choices may not be available under the terms of your Deferred Annuity or Income Annuity. The Contract or other correspondence we provide you will indicate the investment divisions that are available to you. Your investment choices may be limited because:

     - Your employer, association or other group contract holder limits the available investment divisions.

     -    We have restricted the available investment divisions.

     -    Some of the investment divisions are not approved in your state.

For Income Annuities, some states may limit you to four choices (four investment divisions or three investment divisions and the Fixed Income Option).


                                     FFA-26

The investment divisions buy and sell shares of corresponding mutual fund Portfolios. These Portfolios, which are part of the Metropolitan Fund, the Met Investors Fund, the Calvert Fund, the Fidelity(R) VIP Funds or the American Funds(R), invest in stocks, bonds and other investments. All dividends declared by the Portfolios are earned by the Separate Account and reinvested. Therefore, no dividends are distributed to you under the Deferred Annuities or Income Annuities. You pay no transaction expenses (i.e., front-end or back-end sales load charges) as a result of the Separate Account's purchase or sale of these mutual fund shares. The Portfolios of the Metropolitan Fund and the Met Investors Fund are available by purchasing annuities and life insurance policies from MetLife or certain of its affiliated insurance companies and are never sold directly to the public. The Calvert Fund, Fidelity(R) VIP Finds and American Funds(R) Portfolios are made available by the funds only through various insurance company annuities and life insurance policies.

The Metropolitan Fund, the Met Investors Fund, the Calvert Fund, the Fidelity(R) VIP Funds and American Funds(R) are each a "series" type fund registered with the Securities and Exchange Commission as an "open-end management investment company" under the 1940 Act. A "series" fund means that each Portfolio is one of several available through the fund.

The Portfolios of the Metropolitan Fund and Met Investors Fund pay MetLife Advisers, LLC, a MetLife affiliate, a monthly fee for its services as their investment manager. The Portfolios of the American Funds(R) pay Capital Research and Management Company a monthly fee for its services as their investment manager. The Portfolios of the Calvert Fund pay Calvert Asset Management Company, Inc. a monthly fee for its services as their investment manager. Similarly, the Portfolios of the Fidelity(R) VIP Funds pay Fidelity Management & Research Company a monthly fee for its services as their investment manager. These fees, as well as other expenses paid by each Portfolio, are described in the applicable prospectuses and SAIs for the Metropolitan Fund, Met Investors Fund, Calvert Fund, Fidelity(R) VIP Funds and American Funds(R).

In addition, the Metropolitan Fund and the Met Investors Fund prospectuses each discuss other separate accounts of MetLife and its affiliated insurance companies and certain qualified retirement plans that invest in the Metropolitan Fund or the Met Investors Fund. The risks of these arrangements are discussed in each fund's prospectus.

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE PORTFOLIOS

An investment manager (other than our affiliate MetLife Advisers, LLC) or sub-investment manager of a Portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to the Contracts and, in the Company's role as an intermediary, with respect to the Portfolios. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. Contract owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees (see the Portfolios' prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Portfolios attributable to the Contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some investment managers or sub-investment managers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.

Additionally, an investment manager or sub-investment manager of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Contracts and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the investment manager or sub-investment manager (or their affiliate) with increased access to persons involved in the distribution of the Contracts.

We and/or certain of our affiliated insurance companies have a joint ownership interest in our affiliated investment manager MetLife Advisers, LLC, which is formed as a "limited liability company." Our ownership interest in MetLife Advisers, LLC entitles us to profit distributions if the investment manager makes a profit with respect to the investment management fees it receives from the Portfolios. We will benefit accordingly from assets allocated to the Portfolios to the extent they result in profits to the advisor. (See the Table of Expenses for information on the investment management fees paid by the Portfolios and the SAI for the Portfolios for information on the investment management fees paid by the investment managers to the sub-investment managers.)

Certain Portfolios have adopted a Distribution Plan under Rule 12b-1 of the 1940 Act. A Portfolio's 12b-1 Plan, if any, is described in more detail in each Portfolio's prospectus. (See the Fee Table and "Who Sells the Deferred

                                     FFA-27

Annuities and Income Annuities.") Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. Payments under a Portfolio's 12b-1 Plan decrease the Portfolio's investment return.

We select the Portfolios offered through the Contracts based on a number of criteria, including asset class coverage, the strength of the investment manager's or sub-investment manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio's investment manager or sub-investment manager is one of our affiliates or whether the Portfolio, its investment manager, its sub-investment manager(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment advisors are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to Portfolios advised by our affiliates than those that are not, we may be more inclined to offer Portfolios advised by our affiliates in the variable insurance products we issue. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new purchase payments and/or transfers of contract value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Contract owners. In some cases, we have included Portfolios based on recommendations made by selling firms. These selling firms may receive payments from the Portfolios they recommend and may benefit accordingly from the allocation of Contract value to such Portfolios.

WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR PORTFOLIO. YOU BEAR THE RISK OF ANY DECLINE IN THE CONTRACT VALUE OF YOUR CONTRACT RESULTING FROM THE PERFORMANCE OF THE PORTFOLIOS YOU HAVE CHOSEN.

We make certain payments to American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series(R). (See "Who Sells the Deferred Annuities and Income Annuities.")

                               DEFERRED ANNUITIES

--------------------------------------------------------------------------------

This Prospectus describes the following Deferred Annuities under which you can accumulate money:

Financial Freedom Account:                     Enhanced Preference Plus Account:
-    TSA (Tax Sheltered Annuity)               -    TSA (Tax Sheltered Annuity)
-    403(a) (Qualified annuity plans under     -    403(a) (Qualified annuity plans under
     Section 403(a))                                Section 403(a))
-    Non-Qualified (for certain deferred       -    PEDC (Public Employee Deferred
     arrangements and plans)                        Compensation)
                                               -    Traditional IRA (Individual Retirement
                                                    Annuities)
                                               -    Non-Qualified
                                               -    Non-Qualified (for certain deferred
                                                    arrangements and plans)


These Non-Qualified Deferred Annuities (for certain deferred arrangements and plans) include Section 457(f) deferred compensation plans, Section 451 deferred fee arrangements, Section 451 deferred compensation plans, Section 457(e)(11) severance and death benefits plans, and for Financial Freedom Deferred Annuities only, Section 415(m) qualified governmental excess benefit arrangements. The Non-Qualified Deferred Annuities for Section 457(e)(11) severance and death benefit plans have special tax risks. We no longer offer Section 457(e)(11) severance and death benefit plans but will accept purchase payments for those already issued.

In general under these types of non-qualified deferred compensation arrangements, all assets under the plan (including the Contract) are owned by the employer (or a trust subject to the claims of the employer's creditors). Participants may be permitted, if authorized under the plan, to make certain "deemed" investment choices and allocations. However, the entire interest under the Contract remains the property of the employer and any Account Balances thereunder are maintained solely for accounting purposes under the plan.


                                     FFA-28

These Deferred Annuities are issued to a group. You are then a participant under the group's Deferred Annuity. Certain group Deferred Annuities may be issued to a bank that does nothing but hold them as Contract holder. Deferred Annuities may be either:

     - Allocated (your Account Balance records are kept for you as an individual); or

     - Unallocated (Account Balance records are kept for a plan or group as a whole).

THE DEFERRED ANNUITY AND YOUR RETIREMENT PLAN

If you participate through a retirement plan or other group arrangement, the Deferred Annuity may provide that all or some of your rights or choices as described in this Prospectus are subject to the plan's terms. For example, limitations on your rights may apply to investment choices, purchase payments, withdrawals, transfers, loans, the death benefit and pay-out options. The Deferred Annuity may provide that a plan administrative fee will be paid by making a withdrawal from your Account Balance. Also the Deferred Annuity may require that you or your beneficiary obtain a signed authorization from your employer or plan administrator to exercise certain rights. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any amounts. We are not a party to your employer's retirement plan. We will not be responsible for determining what your plan says. You should consult your Deferred Annuity Contract and plan document to see how you may be affected. If you are a Texas Optional Retirement Program participant, please see Appendix D for specific information which applies to you.

AUTOMATED INVESTMENT STRATEGIES

There are five automated investment strategies available to you for Enhanced Deferred Annuities. We created these investment strategies to help you manage your money. You decide if one is appropriate for you, based upon your risk tolerance and savings goals. The Equity Generator is the only investment strategy available for Financial Freedom Deferred Annuities. These investment strategies are available to you without any additional charges. As with any investment program, no strategy can guarantee a gain -- you can lose money. We may modify or terminate any of the strategies at any time. You may have only one automated investment strategy in effect at a time.

The Allocator, the Equalizer and the Index Selector are not available to all Enhanced Deferred Annuities. Certain administrative platforms may have an alternative dollar cost averaging program that permits an amount to be transferred from any investment division to one or more different investment divisions on a monthly, quarterly, semi-annual or annual basis. Certain administrative platforms may have an alternative rebalancing program that permits rebalancing on a one-time, quarterly, semi-annually or annual basis. Your enrollment form will indicate if any of the automated investment strategies or the alternative dollar cost averaging program and the alternative rebalancing program is available under Your Contract.

THE EQUITY GENERATOR((R)): An amount equal to the interest earned in the Fixed Interest Account is transferred monthly to either the MetLife Stock Index or BlackRock Aggressive Growth Division, based on your selection. If your Fixed Interest Account balance at the time of a scheduled transfer is zero, this strategy is automatically discontinued.

For Financial Freedom Deferred Annuities, certain administrative platforms may allow an amount equal to the interest earned in the Fixed Interest Account to be transferred quarterly to the MetLife Stock Index Division.

As an added benefit of this strategy, as long as 100% of every purchase payment is allocated to the Fixed Interest Account for the life of your Deferred Annuity and you never request allocation changes or transfers, you will not pay more in early withdrawal charges than your Contract earns. Early withdrawal charges may be taken from any of your earnings.

THE EQUALIZER(SM): You start with equal amounts of money in the Fixed Interest Account and your choice of either the MetLife Stock Index Division or the BlackRock Aggressive Growth Division. Each quarter amounts are transferred between the Fixed Interest Account and your chosen investment division to make the value of each equal. For example, if you choose the MetLife Stock Index Division and over the quarter it outperforms the Fixed Interest Account, money is transferred to the Fixed Interest Account. Conversely, if the Fixed Interest Account outperforms the MetLife Stock Index Division, money is transferred into the MetLife Stock Index Division.


                                     FFA-29

THE REBALANCER((R)): You select a specific asset allocation for your entire Account Balance from among the investment divisions and the Fixed Interest Account. Each quarter, we transfer amounts among these options to bring the percentage of your Account Balance in each option back to your original allocation. In the future, we may permit you to allocate less than 100% of your Account Balance to this strategy.

THE INDEX SELECTOR((R)): You may select one of five asset allocation models which are designed to correlate to various risk tolerance levels. Based on the model you choose, your entire Account Balance is allocated among the Barclays Capital Aggregate Bond Index, MetLife Stock Index, Morgan Stanley EAFE(R) Index, Russell 2000(R) Index and MetLife Mid Cap Stock Index Divisions and the Fixed Interest Account. Each quarter, the percentage in each of these investment divisions and the Fixed Interest Account is brought back to the model percentage by transferring amounts among the investment divisions and the Fixed Interest Account.

In the future, we may permit you to allocate less than 100% of your Account Balance to this strategy.

We will continue to implement the Index Selector strategy using the percentage allocations of the model that were in effect when you elected the Index Selector. You should consider whether it is appropriate for you to continue this strategy over time if your risk tolerance, time horizon or financial situation changes. This strategy may experience more volatility than our other strategies. We provide the elements to formulate the model. We may rely on a third party for its expertise in creating appropriate allocations.

The asset allocation models used in the Index Selector strategy may change from time to time. If you are interested in an updated model, please contact your sales representative.

THE ALLOCATOR(SM): Each month a dollar amount you choose is transferred from the Fixed Interest Account to any of the investment divisions you choose. You select the day of the month and the number of months over which the transfers will occur. A minimum periodic transfer of $50 is required. Once your Fixed Interest Account balance is exhausted, this strategy is automatically discontinued.

The Equity Generator and the Allocator are dollar cost averaging strategies. Dollar cost averaging involves investing at regular intervals of time. Since this involves continuously investing regardless of fluctuating prices, you should consider whether you wish to continue the strategy through periods of fluctuating prices.

PURCHASE PAYMENTS

There is no minimum purchase payment.

For Non-Qualified Deferred Annuities for certain deferred arrangements or plans (except those for Section 415(m) arrangements), we may require that each purchase payment be at least $2,000. In addition, we may require that your total purchase payments must be at least $15,000 for the first Contract Year and at least $5,000 each subsequent Contract Year.

Unless limited by tax law, you may continue to make purchase payments under Enhanced Deferred Annuities while you receive Systematic Withdrawal Program payments, as described later in this Prospectus, unless your purchase payments are made through automatic payroll deduction, salary reduction or salary deduction. You may make purchase payments to your Deferred Annuity whenever you choose, up to the date you begin receiving payments from a pay-out option.

In the case of TSA Deferred Annuity money being transferred from a fixed account of another insurance company where you did not have access to your money because the company was being rehabilitated or liquidated, we may add additional money to the amount transferred to us to reflect the earlier lack of access.

PURCHASE PAYMENTS -- SECTION 403(B) PLANS

The Internal Revenue Service announced new regulations affecting Section 403(b) plans and arrangements. As part of these regulations, that are generally effective January 1, 2009, employers will need to meet certain requirements in order for their employees' annuity contracts that fund these programs to retain a tax deferred status under Section 403(b). Prior to the new rules, transfers of one annuity contract to another would not result in a loss of tax deferred status under Section 403(b) under certain conditions (so-called "90-24 transfers"). The new regulations have the following effect regarding transfers:
(1) a newly issued contract funded by a transfer which is completed AFTER

                                     FFA-30

September 24, 2007, is subject to the employer requirements referred to above;
(2) additional purchase payments made AFTER September 24, 2007, to a contract that was funded by a 90-24 transfer ON OR BEFORE September 24, 2007, MAY subject the contract to this new employer requirement.

In consideration of these regulations, we have determined to only make available the Contract/Certificate for purchase (including transfers) where your employer currently permits salary reduction contributions to be made to the Contract/Certificate.

If your Contract/Certificate was issued previously as a result of a 90-24 transfer completed on or before September 24, 2007, and you have never made salary reduction contributions into your Contract/Certificate, we urge you to consult with your tax advisor prior to making additional purchase payments.

ALLOCATION OF PURCHASE PAYMENTS

You decide how your money is allocated among the Fixed Interest Account and the investment divisions. You can change your allocations for future purchase payments. We will make allocation changes when we receive your request for a change. You may also specify an effective date for the change as long as it is within 30 days after we receive the request.

If you choose to make an allocation to the asset allocation investment divisions with your initial purchase payment, 100% of your allocation to the investment choices must be to only one of the asset allocation investment divisions. After the initial purchase payment has been made, you may allocate subsequent purchase payments or make transfers from any asset allocation investment division to any investment choice or to one or more of the asset allocation investment divisions.

LIMITS ON PURCHASE PAYMENTS

Your ability to make purchase payments may be limited by:

     -    Federal tax laws;

     - Our right to limit the total of your purchase payments to $1,000,000. We may change the maximum by telling you in writing at least 90 days in advance;

     - Regulatory requirements. For example, if you reside in Washington or Oregon, we may be required to limit your ability to make purchase payments after you have held the Deferred Annuity for more than three years, if the Deferred Annuity was issued to you after you turn age 60; or after you turn age 63, if the Deferred Annuity was issued before you were age 61 (except under the Enhanced PEDC Deferred Annuity);

     - Retirement, for certain Deferred Annuities. You may no longer make purchase payments if you retire;

     -    Leaving your job (for TSA and 403(a) Deferred Annuities);

     -    A withdrawal based on your leaving your job;

     - Receiving systematic termination payments (described later) from both the Separate Account and the Fixed Interest Account.

THE VALUE OF YOUR INVESTMENT

Accumulation Units are credited to you when you make purchase payments or transfers into an investment division. When you withdraw or transfer money from an investment division, accumulation units are liquidated. We determine the number of accumulation units by dividing the amount of your purchase payment, transfer or withdrawal by the Accumulation Unit Value on the date of the transaction.

This is how we calculate the Accumulation Unit Value for each investment division:

     - First, we determine the change in investment performance (including any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;


                                     FFA-31

     - Next, we subtract the daily equivalent of our insurance-related charge (general administrative expenses and mortality and expense risk charges) for each day since the last Accumulation Unit Value was calculated; and

     - Finally, we multiply the previous Accumulation Unit Value by this result.

EXAMPLES

CALCULATING THE NUMBER OF ACCUMULATION UNITS

Assume you make a purchase payment of $500 into one investment division and that investment division's Accumulation Unit Value is currently $10.00. You would be credited with 50 accumulation units.

   $500        =     50 accumulation units
----------

    $10


CALCULATING THE ACCUMULATION UNIT VALUE

Assume yesterday's Accumulation Unit Value was $10.00 and the number we calculate for today's investment experience (minus charges) for an underlying Portfolio is 1.05. Today's Accumulation Unit Value is $10.50. The value of your $500 investment is then $525 (50 x$10.50 =$525).

           $10.00 x1.05 =$10.50 is the new Accumulation Unit Value

However, assume that today's investment experience (minus charges) is .95 instead of 1.05. Today's Accumulation Unit Value is $9.50. The value of your $500 investment is then $475 (50 x$9.50 =$475).

           $10.00 x.95 =$9.50 is the new Accumulation Unit Value

TRANSFERS

You may make tax-free transfers between investment divisions or between the investment divisions and the Fixed Interest Account. Such transfers are free of any early withdrawal charges to you, except under certain Financial Freedom Deferred Annuities where you may incur early withdrawal charges, if applicable, for money transferred from the Fixed Interest Account to the investment divisions. Some additional restrictions may also apply to transfers from the Fixed Interest Account to the investment divisions. For us to process a transfer, you must tell us:

     -    The percentage or dollar amount of the transfer;

     - The investment divisions (or Fixed Interest Account) from which you want the money to be transferred;

     - The investment divisions (or Fixed Interest Account) to which you want the money to be transferred; and

     - Whether you intend to start, stop, modify or continue unchanged an automated investment strategy by making the transfer.

Your transfer request must be in Good Order and completed prior to the close of the Exchange on a business day if you want the transaction to take place on that day. All other transfer requests in Good Order will be processed on our next business day.

WE MAY REQUIRE YOU TO:

     -    Use our forms;

     - Maintain a minimum Account Balance (if the transfer is in connection with an automated investment strategy or if there is an outstanding loan from the Fixed Interest Account); or

     - Transfer a minimum amount if the transfer is in connection with the Allocator.


                                     FFA-32

"MARKET TIMING" POLICIES AND PROCEDURES

The following is a discussion of our market timing policies and procedures.

Frequent requests from Contract owners or participants/annuitants to make transfers/reallocations may dilute the value of a Portfolio's shares if the frequent transfers/reallocations involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers/reallocations may also increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect Contract owners and other persons who may have an interest in the Contracts (e.g., participants/annuitants).


We have policies and procedures that attempt to detect and deter frequent transfers/reallocations in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield investment Portfolios (i.e., the American Funds Global Small Capitalization, Artio International Stock, Clarion Global Real Estate, Harris Oakmark International, Invesco Small Cap Growth, Loomis Sayles Small Cap Core, Loomis Sayles Small Cap Growth, Lord Abbett Bond Debenture, Met/Templeton Growth, MFS(R) Research International, Morgan Stanley EAFE(R) Index, Neuberger Berman Genesis, Oppenheimer Global Equity, Russell 2000(R) Index, T. Rowe Price Small Cap Growth and Western Asset Management Strategic Bond Opportunities Portfolios -- the "Monitored Portfolios") and we monitor transfer/reallocation activity in those Monitored Portfolios. In addition, as described below, we intend to treat all American Funds Insurance Series(R) Portfolios ("American Funds portfolios") as Monitored Portfolios. We employ various means to monitor transfer/reallocation activity, such as examining the frequency and size of transfers/reallocations into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer/reallocation activity to determine if, for each category of international, small-cap, and high-yield portfolios, in a 12 month period there were (1) six or more transfers/reallocations involving the given category; (2) cumulative gross transfers/reallocations involving the given category that exceed the current account balance; and (3) two or more "round-trips" involving any Monitored Portfolio in the given category. A round-trip generally is defined as a transfer/reallocation in followed by a transfer/reallocation out within the next seven calendar days or a transfer/reallocation out followed by a transfer/reallocation in within the next seven calendar days, in either case subject to certain other criteria.


We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer/reallocation activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer/reallocation activity in certain Portfolios, we rely on the underlying Portfolios to bring any potential disruptive transfer/reallocation activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer/reallocation activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

AMERICAN FUNDS((R)) MONITORING POLICY. As a condition to making their portfolios available in our products, American Funds(R) requires us to treat all American Funds portfolios as Monitored Portfolios under our current market timing and excessive trading policies and procedures. Further, American Funds(R) requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor transfer/reallocation activity in American Funds portfolios to determine if there were two or more transfers/reallocations in followed by transfers/reallocations out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds(R) monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction during which period we will require all transfer/reallocation requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current market timing and excessive trading policies, procedures and restrictions (described below), and transfer/reallocation restrictions may be imposed upon a violation of either monitoring policy. A process has been implemented to enforce the American Funds(R) restrictions. There is no guarantee that this process will detect all contract holders whose transfer/reallocation activity in the American Funds((R) )Portfolios violates this monitoring policy.


                                     FFA-33

Our policies and procedures may result in transfer/reallocation restrictions being applied to deter market timing. Currently, when we detect transfer/reallocation activity in the Monitored Portfolios that exceeds our current transfer/reallocation limits, or other transfer/reallocation activity that we believe may be harmful to other persons who have an interest in the Contracts, we require all future requests to or from any Monitored Portfolios or other identified Portfolios under that Contract to be submitted with an original signature.

Transfers made under a dollar cost averaging program, a rebalancing program or, if applicable, any asset allocation program described in this Prospectus are not treated as transfers when we evaluate trading patterns for market timing.

Your third party administrator has its own standards with regard to monitoring activity in the Monitored Portfolios and how subsequent transfer/reallocation activity will be restricted once those standards are triggered. These standards and subsequent trading restrictions may be more or less restrictive than ours, and presently include restrictions on non-Monitored Portfolios. The differences in monitoring standards and restrictions are due to systems limitation and may change from time to time as those systems are upgraded.

The detection and deterrence of harmful transfer/reallocation activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the transfer/reallocation limits. Our ability to detect and/or restrict such transfer/reallocation activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Contract owners or participants/annuitants to avoid such detection. Our ability to restrict such transfer/reallocation activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer/reallocation activity that may adversely affect Contract owners or participants/annuitants and other persons with interests in the Contracts. We do not accommodate market timing in any Portfolios and there are no arrangements in place to permit any Contract owner or participant/annuitant to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

The Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual Contract owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers/reallocations by specific Contract owners who violate the frequent trading policies established by the Portfolio.

In addition, Contract owners or participants/annuitants and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus Contract owners or participants/annuitants) will not be harmed by transfer/reallocation activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more transfer/reallocation requests from Contract owners engaged in disruptive trading activity, the Portfolio may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the transfer/reallocation privilege at any time. We also reserve the right to defer or restrict the transfer/reallocation privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single Contract owner or participant/annuitant). You should read the Portfolio prospectuses for more details.


                                     FFA-34

ACCESS TO YOUR MONEY

You may withdraw either all or part of your Account Balance from the Deferred Annuity. Other than those made through the Systematic Withdrawal Program, withdrawals must be at least $500 (or the Account Balance, if less). To process your request, we need the following information:

     -    The percentage or dollar amount of the withdrawal; and

     - The investment divisions (or Fixed Interest Account) from which you want the money to be withdrawn.

Your withdrawal may be subject to income taxes, tax penalties and early withdrawal charges.

Generally, if you request, we will make payments directly to other investments on a tax-free basis. You may only do so if all applicable tax and state regulatory requirements are met and we receive all information necessary for us to make the payment. We may require you to use our original forms.

We may withhold payment of withdrawal if any portion of those proceeds would be derived from your check that has not yet cleared (i.e., that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communication to verify that payment from your check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. You may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.

ACCOUNT REDUCTION LOANS

We may administer loan programs made available through plans or group arrangements on an account reduction basis for certain Deferred Annuities. If the loan is in default and has been reported to the Internal Revenue Service as income but not yet offset, loan repayments will be posted as after-tax contributions. Loan amounts will be taken from amounts that are vested according to your plan or group arrangement on a pro-rata basis from the source(s) of money the plan or group arrangement permits to be borrowed (e.g., money contributed to the plan or group arrangement through salary reduction, elective deferrals, direct transfers, direct rollovers and employer contributions), then on a pro-rata basis from each investment division and the Fixed Interest Account in which you then have a balance consisting of these sources of money. Loan repayment amounts will be posted back to the original money sources used to make the loan, if the loan is in good standing at the time of repayment. Loan repayments will be allocated on a pro-rata basis into the investment divisions and the Fixed Interest Account in which you then have a balance. Loan repayment periods, repayment methods, interest rate, default procedures, tax reporting and permitted minimum and maximum loan amounts will be disclosed in the loan agreement documents. There may be initiation and maintenance fees associated with these loans.

SYSTEMATIC WITHDRAWAL PROGRAM FOR ENHANCED TSA AND IRA AND FINANCIAL FREEDOM TSA AND 403(A) DEFERRED ANNUITIES

If we agree and if approved in your state for Enhanced TSA and IRA and Financial Freedom TSA and 403(a) Deferred Annuities, you may choose to automatically withdraw a specific dollar amount or a percentage of your Account Balance each Contract Year. This amount is then paid in equal portions throughout the Contract Year, according to the time frame you select, e.g., monthly, quarterly, semi-annually or annually. Once the Systematic Withdrawal Program is initiated, the payments will automatically renew each Contract Year. Income taxes, tax penalties and early withdrawal charges may apply to your withdrawals. Program payment amounts are subject to our required minimums and administrative restrictions. For the Enhanced TSA and IRA and Financial Freedom TSA and 403(a) Deferred Annuities, if you elect to receive payments through this program, you must have no loan outstanding from the Fixed Interest Account and you must either be 59 1/2 years old or have left your job. Tax law generally prohibits withdrawals from Enhanced TSA and IRA and Financial Freedom TSA and 403(a) Deferred Annuities before you reach 59 1/2. Your Account Balance will be reduced by the amount of your Systematic Withdrawal Program payments and applicable withdrawal charges. Payments under this program are not the same as income payments you would receive from a Deferred Annuity pay-out option or under an Income Annuity.

If you elect to withdraw a dollar amount, we will pay you the same dollar amount each Contract Year. If you elect to withdraw a percentage of your Account Balance, each Contract Year, we recalculate the amount you will receive based on your new Account Balance.


                                     FFA-35

If you do not provide us with your desired allocation, or there are insufficient amounts in the investment divisions or the Fixed Interest Account that you selected, the payments will be taken out pro-rata from the Fixed Interest Account and any investment divisions in which you have an Account Balance.

CALCULATING YOUR PAYMENT BASED ON A PERCENTAGE ELECTION FOR THE FIRST CONTRACT YEAR YOU ELECT THE SYSTEMATIC WITHDRAWAL PROGRAM: If you choose to receive a percentage of your Account Balance, we will determine the amount payable on the date these payments begin. When you first elect the program, we will pay this amount over the remainder of the Contract Year. For example, if you select to receive payments on a monthly basis with the percentage of your Account Balance you request equaling $12,000, and there are six months left in the Contract Year, we will pay you $2,000 a month.

CALCULATING YOUR PAYMENT FOR SUBSEQUENT CONTRACT YEARS OF THE SYSTEMATIC WITHDRAWAL PROGRAM: For each subsequent year that your Systematic Withdrawal Program remains in effect, we will deduct from your Deferred Annuity and pay you over the Contract Year either the amount that you chose or an amount equal to the percentage of your Account Balance you chose. For example, if you select to receive payments on a monthly basis, ask for a percentage and that percentage of your Account Balance equals $12,000 at the start of a Contract Year, we will pay you $1,000 a month.

If you do not provide us with your desired allocation, or there are insufficient amounts in the investment divisions or the Fixed Interest Account that you selected, the payments will be taken out pro-rata from the Fixed Interest Account and any investment divisions in which you then have money.

SELECTING A PAYMENT DATE: You select a payment date which becomes the date we make the withdrawal. We must receive your request in Good Order at least 10 days prior to the selected payment date. (If you would like to receive your Systematic Withdrawal Program payment on or about the first of the month, you should request payment by the 20th day of the month.) If we do not receive your request in time, we will make the payment the following month on the date you selected. If you do not select a payment date, we will automatically begin systematic withdrawals within 30 days after we receive your request. Changes in the dollar amount, percentage or timing of the payments can be made once a year at the beginning of any Contract Year and one other time during the Contract Year. If you make any of these changes, we will treat your request as though you were starting a new Systematic Withdrawal Program. You may request to stop your Systematic Withdrawal Program at any time. We must receive any request in Good Order at least 30 days in advance.

Although we need your written authorization to begin this program, you may cancel this program at any time by telephone or by writing to us at your MetLife Designated Office.

Systematic Withdrawal Program payments may be subject to an early withdrawal charge unless an exception to this charge applies. For purposes of determining how much of the annual payment amount is exempt from this charge under the free withdrawal provision (discussed later), all payments from a Systematic Withdrawal Program in a Contract Year are characterized as a single lump sum withdrawal as of your first payment date in that Contract Year. When you first elect the program, we will calculate the percentage of your Account Balance your Systematic Withdrawal Program payment represents based on your Account Balance on the first Systematic Withdrawal Program payment date. For all subsequent Contract Years, we will calculate the percentage of your Account Balance your Systematic Withdrawal Program payment represents based on your Account Balance on the first Systematic Withdrawal Program payment date of that Contract Year. We will determine separately the early withdrawal charge and any relevant factors (such as applicable exceptions) for each Systematic Withdrawal Program payment as of the date it is withdrawn from your Deferred Annuity.

Although early withdrawal charges do not apply to Systematic Withdrawal Program payments from your Financial Freedom Deferred Annuity Separate Account balance, early withdrawal charges may apply to Systematic Withdrawal Program payments from your Fixed Interest Account balance.

Participation in the Systematic Withdrawal Program is subject to our administrative procedures.

MINIMUM DISTRIBUTION

In order for you to comply with certain tax law provisions, you may be required to take money out of your Deferred Annuity. Rather than receiving your minimum required distribution in one annual lump-sum payment, you may

                                     FFA-36
request that we pay it to you in installments throughout the calendar year. However, we may require that you maintain a certain Account Balance at the time you request these payments.

CONTRACT FEE

There is no Separate Account annual contract fee. You may pay a $20 annual fee from the Fixed Interest Account at the end of each Contract Year.

ACCOUNT REDUCTION LOAN FEES

We may make available account reduction loans. If your plan or group of which you are a participant or member permits account reduction loans, and you take an account reduction loan, there is a $75 account reduction loan initiation fee. This fee is paid from the requested loan principal amount. There is also a $50 annual maintenance fee per loan outstanding. The maintenance fee is taken pro-rata from each investment division and the Fixed Interest Account in which you then have a balance and is paid on a quarterly basis at the end of each quarter. Either or both fees may be waived for certain groups.

CHARGES

There are two types of charges you pay while you have money in an investment division:

     -    Insurance-related charge (or Separate Account charge), and

     -    Investment-related charge.

We describe these charges below. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with the particular Contract. For example, the early withdrawal charge may not fully cover all of the sales and deduction expenses actually incurred by us, and proceeds from other charges, including the Separate Account charge, may be used in part to cover such expenses. We can profit from certain contract charges.

The Separate Account charge you pay will not reduce the number of accumulation units credited to you. Instead, we deduct the charge as part of the calculation of the Accumulation Unit Value.

INSURANCE-RELATED OR SEPARATE ACCOUNT CHARGE

You will pay an insurance-related charge for the Separate Account that is no more than .95% annually of the average value of the amount you have in the Separate Account. This charge pays us for general administrative expenses and for the mortality and expense risk of the Deferred Annuity. MetLife guarantees that the Separate Account insurance-related charge will not increase while you have this Deferred Annuity.

General administrative expenses we incur include financial, actuarial, accounting, and legal expenses.

The mortality portion of the insurance-related charge pays us for the risk that you may live longer than we estimated. Then, we could be obligated to pay you more in payments from a pay-out option than we anticipated. Also, we bear the risk that the guaranteed death benefit we would pay should you die during your "pay-in" phase is larger than your Account Balance. We also bear the risk that our expenses in administering the Deferred Annuities may be greater than we estimated (expense risk).

INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. Four classes of shares available to the Deferred Annuities have 12b-1 Plan fees, which pay for distribution expenses. The percentage you pay for the investment-related charge depends on which investment divisions you select. Amounts for each investment division for the previous year are listed in the Table of Expenses.


                                     FFA-37

PREMIUM AND OTHER TAXES

Some jurisdictions tax what are called "annuity considerations." These may apply to purchase payments, Account Balances and death benefits. In most jurisdictions, we currently do not deduct any money from purchase payments, Account Balances or death benefits to pay these taxes. Generally, our practice is to deduct money to pay premium taxes (also known as "annuity" taxes) only when you exercise a pay-out option. In certain jurisdictions, we may also deduct money to pay premium taxes on lump sum withdrawals or when you exercise a pay-out option. We may deduct an amount to pay premium taxes some time in the future since the laws and the interpretation of the laws relating to annuities are subject to change.

Premium taxes, if applicable, depend on the Deferred Annuity you purchase and your home state or jurisdiction. A chart in Appendix A shows the jurisdictions where premium taxes are charged and the amount of these taxes.

We also reserve the right to deduct from purchase payments, Account Balances, withdrawals or income payments, any taxes (including but not limited to premium taxes) paid by us to any government entity relating to the Deferred Annuities. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Deferred Annuities. We may, at our sole discretion, pay taxes when due and deduct that amount from the Account Balance at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.

EARLY WITHDRAWAL CHARGES FOR TSA, 403(A), NON-QUALIFIED, PEDC AND IRA ENHANCED DEFERRED ANNUITIES

An early withdrawal charge of up to 7% may apply if you withdraw purchase payments within 7 years of when they were credited to your Deferred Annuity. The early withdrawal charge does not apply in certain situations or upon the occurrence of certain events or circumstances. Unless the withdrawal qualifies under one of these situations, events or circumstances, withdrawal charges will apply where there is a request to divide the Account Balance due to a divorce. To determine the early withdrawal charge for the TSA, 403(a), Non-Qualified, PEDC and IRA Enhanced Deferred Annuities, we treat your Fixed Interest Account and Separate Account as if they were a single account and ignore both your actual allocations and the Fixed Interest Account or investment division from which the withdrawal is actually coming. To do this, we first assume that your withdrawal is from purchase payments that can be withdrawn without an early withdrawal charge, then from other purchase payments on a "first-in-first-out" (oldest money first) basis and then from earnings. Once we have determined the amount of the early withdrawal charge, we will then withdraw it from the Fixed Interest Account and the investment divisions in the same proportion as the withdrawal is being made. In determining what the withdrawal charge is, we do not include earnings, although the actual withdrawal to pay it may come from earnings. However, if the early withdrawal charge is greater than the available purchase payments, then we will take the early withdrawal charges, in whole or in part, from your earnings. For Financial Freedom and certain Non-Qualified Enhanced Deferred Annuities, early withdrawal charges do not apply to the Separate Account. However, these charges may apply to withdrawals from the Fixed Interest Account and to transfers from the Fixed Interest Account into the investment divisions.

For partial withdrawals, the early withdrawal charge is determined by dividing the amount that is subject to the early withdrawal charge by 100% minus the applicable percentage shown in the following chart. Then we will make the payment directed and withdraw the early withdrawal charge. We will treat your request as a request for a full withdrawal if your Account Balance is not sufficient to pay both the requested withdrawal and the early withdrawal charge.

For a full withdrawal, we multiply the amount to which the withdrawal charge applies by the percentage shown, keep the result as an early withdrawal charge and pay you the rest.


                                     FFA-38

The early withdrawal charge on purchase payments withdrawn is as follows:

DURING PURCHASE PAYMENT YEAR    PERCENTAGE
----------------------------    ----------
              1                     7%
              2                     6%
              3                     5%
              4                     4%
              5                     3%
              6                     2%
              7                     1%
          8 & Later                 0%


The early withdrawal charge reimburses us for our costs in selling the Deferred Annuities. We may use our profits (if any) from the mortality and expense risk charge to pay for our costs to sell the Deferred Annuities which exceed the amount of early withdrawal charges we collect. However, we believe that our sales costs may exceed the early withdrawal charges we collect. If so, we will pay the difference out of our general profits.

Because of the reduced sales costs for certain Enhanced Deferred Annuities, there are no early withdrawal charges.

For certain deferred arrangements and plans, you pay no early withdrawal charges on withdrawals from Financial Freedom Deferred Annuities and Non-Qualified Enhanced Deferred Annuities.

WHEN NO EARLY WITHDRAWAL CHARGE APPLIES FOR TSA, 403(A), NON-QUALIFIED, PEDC AND IRA ENHANCED DEFERRED ANNUITIES

In some cases, we will not charge you the early withdrawal charge when you make a withdrawal. We may, however, ask you to prove that you meet one of the conditions listed below.

You do not pay an early withdrawal charge:

     - On transfers you make within your Deferred Annuity among investment divisions and transfers to or from the Fixed Interest Account.

     -    On withdrawals of purchase payments you made over seven years ago.

     - If you choose payments over one or more lifetimes or for a period of at least five years (without the right to accelerate the payments).

     - If you die during the pay-in phase. Your beneficiary will receive the full death benefit without deduction.

     - If your Contract permits and your spouse is substituted as the purchaser of the Deferred Annuity and continues the Contract, that portion of the Account Balance that equals the "step up" portion of the death benefit.

     - If you withdraw up to 20% (10% for certain TSA Enhanced Deferred Annuities) of your Account Balance each Contract Year. This 20% (or 10%) total withdrawal may be taken in an unlimited number of partial withdrawals during that Contract Year. Each time you make a withdrawal, we calculate what percentage your withdrawal represents at that time. Only when the total of these percentages exceeds 20% (or 10%) will you have to pay early withdrawal charges.

     - If the withdrawal is required for you to avoid Federal income tax penalties or to satisfy Federal income tax rules or Department of Labor regulations that apply to your Deferred Annuity, for purposes of this exception, we will treat the Contract as if it were your only account subject to the minimum distribution rules. This exception does not apply if you have a Non-Qualified Deferred Annuity or if the withdrawal is to satisfy Section 72(t) requirements under the Internal Revenue Code.

     - Systematic Termination. For all Deferred Annuities except certain TSA, Non-Qualified and IRA Enhanced Deferred Annuities, if the Contract is terminated, you may withdraw your total Account Balance without

                                     FFA-39
          an early withdrawal charge when the Account Balance is paid in annual installments based on the following percentages of your Account Balance for that year's withdrawal:

CONTRACT YEAR    PERCENTAGE
-------------    ----------
      1*             20%
      2              25%
      3            33 1/3%
      4              50%
      5           remainder


---------
*     Less that Contract Year's withdrawals.

          Any money you withdraw in excess of these percentages in any Contract Year will be subject to early withdrawal charges. You may stop the systematic termination of the Contract. If you ask to restart systematic termination, you begin at the beginning of the schedule listed above.

     - If you are disabled and request a total withdrawal. Disability is defined in the Federal Social Security Act.

     -    If you retire:

          - For certain Enhanced TSA Deferred Annuities, if you have also participated for at least 10 consecutive years. This does not apply for withdrawals of money transferred into the Contract from other investment vehicles on a tax-free basis (plus earnings on such amounts). Participated for at least 10 consecutive years means that your Contract must have been in existence for 10 years prior to the requested withdrawal.

          - For the Non-Qualified and certain PEDC Deferred Annuities, if you retire.

          - For certain TSA, PEDC and 403(a) Enhanced Deferred Annuities, if you also have participated for at least 10 consecutive years unless you retire according to the definition of retirement stated in your plan. Participated for at least 10 consecutive years means that your Contract must have been in existence for 10 years prior to the requested withdrawal.

     - If your plan provides payment on account of hardship and you suffer from an unforeseen hardship. (Except for certain TSA, 403(a), Non-Qualified and IRA Enhanced Deferred Annuities.) For certain TSA Enhanced Deferred Annuities, you must only have suffered an unforeseen hardship.

     - If you leave your job with the employer that bought the Deferred Annuity. (Except for certain TSA, Non-Qualified and IRA Enhanced Deferred Annuities.)

     - If your plan terminates and the withdrawal is transferred into another annuity contract we issue. (Except for certain TSA, Non-Qualified and IRA Enhanced Deferred Annuities.)

     - If you make a direct transfer to other investment vehicles we have pre-approved. (Except for certain Non-Qualified and IRA Enhanced Deferred Annuities).

     - If you withdraw money under a plan provision which we have pre-approved. (Except for certain TSA, Non-Qualified, PEDC and IRA Enhanced Deferred Annuities.)

     - If the plan or group of which you are a participant or member permits account reduction loans, you take an account reduction loan and the withdrawal consists of these account reduction loan amounts.

     - If you have transferred money which is not subject to a withdrawal charge (because you have satisfied contractual provisions for a withdrawal without the imposition of a contract withdrawal charge) from certain eligible MetLife contracts into the Deferred Annuity and the withdrawal is of these transferred amounts and we agree. Any purchase payments made after the transfer are subject to the usual early withdrawal charge schedule.


                                     FFA-40

WHEN A DIFFERENT EARLY WITHDRAWAL CHARGE MAY APPLY

If you transferred money from certain eligible MetLife contracts into a Deferred Annuity, you may have different early withdrawal charges for these transferred amounts. Any purchase payments made after the transfer are subject to the usual early withdrawal charge schedule.

     -    Amounts transferred before January 1, 1996:

          We credit your transfer amounts with the time you held them under your original Contract. Or, if it will produce a lower charge, we use the following schedule to determine early withdrawal charges (determined as previously described) for transferred amounts from your original
          Contract:

DURING PURCHASE PAYMENT YEAR    PERCENTAGE
----------------------------    ----------
              1                     5%
              2                     4%
              3                     3%
              4                     2%
              5                     1%
        6 and Beyond                0%


     -    Amounts transferred on or after January 1, 1996:

          - For certain contracts which we issued at least two years before the date of transfer (except as noted below), we apply the withdrawal charge under your original Contract but not any of the original Contract's exceptions or reductions to the withdrawal charge percentage that do not apply to a Deferred Annuity. Or, if it will produce a lower charge, we use the following schedule to determine early withdrawal charges for transferred amounts from your original Contract:

AFTER THE TRANSFER    PERCENTAGE
------------------    ----------
         1                5%
         2                4%
         3                3%
         4                2%
         5                1%
   6 and Beyond           0%


          - If we issued the other contract less than two years before the date of the transfer or it has a separate withdrawal charge for each purchase payment, we treat your purchase payments under the other contract as if they were made under the Deferred Annuity as of the date we received them under that contract.

     - Alternatively, if provided for in your Deferred Annuity, we credit your purchase payments with the time you held them under your original Contract.

FREE LOOK

You may cancel your Deferred Annuity within a certain time period. This is known as a "free look." Not all contracts issued are subject to free look provisions under state law. We must receive your request to cancel in writing by the appropriate day in your state, which varies from state to state. The time period may also vary depending on your age and whether you purchased your Deferred Annuity from us directly, through the mail or with money from another annuity or life insurance policy. Depending on state law, we may refund all of your purchase payments or your Account Balance as of the date your refund request is received at your MetLife Designated Office in Good Order.


                                     FFA-41

DEATH BENEFIT

One of the insurance guarantees we provide you under your Deferred Annuity is that your beneficiaries will be protected during the "pay-in" phase against market downturns. You name your beneficiary(ies) under the following Deferred
Annuitites:

     -    Enhanced TSA

     -    Enhanced Non-Qualified

     -    Enhanced 403(a)

     -    Enhanced Traditional IRA

     -    Financial Freedom TSA

     -    Financial Freedom 403(a)

For the following Deferred Annuities the trustee receives the death benefit:

     -    Non-Qualified Deferred Annuity for

          -    Section 457(f) deferred compensation plan

          -    Section 451 deferred fee arrangements

          -    Section 451 deferred compensation plans

          -    Section 457(e)(11) severance and death benefit plans

          -    Section 415(m) qualified governmental excess benefit arrangements

     - For PEDC Deferred Annuities, the employer or trustee receives the death benefit.

The death benefit your beneficiary receives will be the greatest of:

     -    Your Account Balance;

     - Your highest Account Balance as of December 31 following the end of your fifth Contract Year and at the end of every other five year period. In any case, less any later partial withdrawals, fees and charges; or

     - The total of all of your purchase payments less any partial withdrawals.

In each case, we deduct the amount of any outstanding loans from the death benefit.

The death benefit is determined as of the end of the business day on which we receive both due proof of death and an election for the payment method.

Where there are multiple beneficiaries, the death benefit will only be determined as of the time the first beneficiary submits the necessary documentation in Good Order. If the death benefit payable is an amount that exceeds the Account Balance on the day it is determined, we will apply to the Contract an amount equal to the difference between the death benefit payable and the Account Balance in accordance with the current allocation of the Account Balance. This death benefit amount remains in the investment divisions until each of the other beneficiaries submits the necessary documentation in Good Order to claim his/her death benefit. Any death benefit amounts held in the investment divisions on behalf of the remaining beneficiaries are subject to investment risk. There is no additional death benefit guarantee.

Your beneficiary has the option to apply the death benefit (less any applicable premium and other taxes) to a pay-out option offered under your Deferred Annuity. Your beneficiary may, however, decide to take a lump sum cash payment. In the future, we may permit your beneficiary to have options other than applying the death benefit to a pay-out option or taking a lump sum cash payment.

If permitted in the Contract, if the beneficiary is your spouse, he/she may be substituted as the purchaser of the Non-Qualified and Traditional IRA Deferred Annuities and continue the Contract under the terms and conditions of the

                                     FFA-42

Contract that applied prior to the owner's death, with certain exceptions described in the Contract. In that case, the Account Balance will be reset to equal the death benefit on the date the spouse continues the Deferred Annuity. (Any additional amounts added to the Account Balance will be allocated in the same proportions to each balance in an investment division and the Fixed Interest Account as each bears to the total Account Balance). If the spouse continues the Deferred Annuity, the death benefit is calculated as previously described, except, all values used to calculate the death benefit, which may include highest Account Balance as of December 31 following the end of the fifth contract year and every other five year period, are reset on the date the spouse continues the Deferred Annuity. Your spouse may make additional purchase payments and transfers and exercise any other rights as a purchaser of the Contract. Any applicable early withdrawal charges will be assessed against future withdrawals.

TOTAL CONTROL ACCOUNT

The beneficiary may elect to have the Contract's death proceeds paid through an account called the Total Control Account at the time for payment. The Total Control Account is an interest-bearing account through which the beneficiary has complete access to the proceeds, with unlimited check writing privileges. We credit interest to the account at a rate that will not be less than a minimum guaranteed rate. You may also elect to have any Contract surrender proceeds paid into a Total Control Account established for you.

Assets backing the Total Control Accounts are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum rate. Because we bear the investment experience of the assets backing the Total Control Accounts, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.

PAY-OUT OPTIONS (OR INCOME OPTIONS)

You may convert your Deferred Annuity into a regular stream of income after your "pay-in" or "accumulation" phase. The pay-out phase is often referred to as either "annuitizing" your Contract or taking an income annuity. When you select your pay-out option, you will be able to choose from the range of options we then have available. You have the flexibility to select a stream of income to meet your needs. If you decide you want a pay-out option, we withdraw some or all of your Account Balance (less any premium taxes, outstanding loans and applicable contract fees), then we apply the net amount to the option. (See "Income Taxes" for a discussion of partial annuitization.) You are not required to hold your Deferred Annuity for any minimum time period before you may annuitize. The variable pay-out option may not be available in all states. Please be aware that once your Contract is annuitized you are ineligible to receive the Death Benefit you have selected.

When considering a pay-out option, you should think about whether you want:

     - Payments guaranteed by us for the rest of your life (or for the rest of two lives) or for a specified period;

     -    A fixed dollar payment or a variable payment; and

     -    A refund feature.

Your income payment amount will depend upon your choices. For lifetime options, the age and sex (where permitted) of the measuring lives (annuitants) will also be considered. For example, if you select a pay-out option guaranteeing payments for your lifetime and your spouse's lifetime, your payments will typically be lower than if you select a pay-out option with payments over only your lifetime. The terms of the Contract supplement to your Deferred Annuity will determine when your income payments start and the frequency with which you will receive your income payments.

By the date specified in your Contract, if you do not either elect to continue the Contract, select a pay-out option or withdraw your entire Account Balance, and your Deferred Annuity was not issued under certain retirement plans, we will automatically issue you a life annuity with a 10 year guarantee. In that case, if you do not tell us otherwise, your Fixed Interest Account balance will be used to provide a Fixed Income Option and your Separate Account balance will be used to provide a variable pay-out income option. However, if we do ask you what you want us to do and you do not respond, we may treat your silence as a request by you to continue your Deferred Annuity.


                                     FFA-43

Because the features of variable pay-out options in the Deferred Annuities are identical to the features of Income Annuities, please read the sections under the "Income Annuities" heading for more information about the available income types and the value of your income payments, reallocations and charges of your Contract in the pay-out phase.

                                INCOME ANNUITIES

--------------------------------------------------------------------------------

Income Annuities provide you with a regular stream of payments for either your lifetime or a specific period. You may choose the frequency of your income payments. For example, you may receive your payments on a monthly, quarterly, semi-annual or annual basis. You have the flexibility to select a stream of income to meet your needs. Income Annuities can be purchased so that you begin receiving payments immediately or you can apply the Account Balance of your Deferred Annuity to a pay-out option to receive payments during your "pay-out" phase. With an Income Annuity purchased as an immediate annuity and not as a pay-out option to receive payments during your "pay-out" phase, you may defer receiving payments from us for one year after you have purchased an immediate annuity. You bear any investment risk during any deferral period. The Income Annuity currently may not be available in all states.

We do not guarantee that your variable payments will be a specific amount of money. You may choose to have a portion of the payment fixed and guaranteed under the Fixed Income Option. If you annuitize your Deferred Annuity and should our current annuity rates for a fixed pay-out option for this type of Deferred Annuity provide for greater payments than those guaranteed in your Contract, the greater payment will be made.

Using proceeds from the following types of arrangements, you may purchase Income Annuities to receive immediate payments:

Financial Freedom Account:                     Enhanced Preference Plus Account:
-    TSA                                       -    TSA
-    403(a)                                    -    403(a)
-    Non-Qualified (for certain deferred       -    PEDC
     arrangements and plans)                   -    Traditional IRA
                                               -    Non-Qualified
                                               -    Non-Qualified (for certain deferred
                                                    arrangements and plans)


If you have accumulated amounts in any of the listed investment vehicles, your lump sum withdrawal from that investment vehicle may be used to purchase an appropriate Income Annuity as long as income tax requirements are met.

If your retirement plan has purchased an Income Annuity, your choice of pay-out options may be subject to the terms of the plan. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any payments. We will not be responsible for interpreting the terms of your plan. You should review your plan document to see how you may be affected.

INCOME PAYMENT TYPES

Currently, we provide you with a wide variety of income payment types to suit a range of personal preferences. You decide the income payment type for your Income Annuity when you decide to take a pay-out option or at application. The decision is irrevocable.

There are three people who are involved in payments under your Income Annuity:

     - Owner: the person or entity which has all rights under the Income Annuity including the right to direct who receives payment.

     - Annuitant: the person whose life is the measure for determining the duration and sometimes the dollar amount of payments.

     - Beneficiary: the person who receives continuing payments/or a lump sum payment if the owner dies.


                                     FFA-44

Many times, the Owner and the Annuitant are the same person.

When deciding how to receive income, consider:

     -    The amount of income you need;

     -    The amount you expect to receive from other sources;

     -    The growth potential of other investments; and

     -    How long you would like your income to last.

Your income payment amount will depend in large part on the type of income payment you choose. For example, if you select a "Lifetime Income Annuity for Two," your payments will typically be lower than if you select a "Lifetime Income Annuity." Where required by state law or under a qualified retirement plan, the annuitant's sex will not be taken into account in calculating income payments. Annuity rates will not be less than those guaranteed in the Contract at the time of purchase for the AIR and income payment type elected. Due to underwriting, administrative or Internal Revenue Code considerations, the choice of the percentage reduction and/or the duration of the guarantee period may be limited. We reserve the right to commute or to otherwise pay the value of any remaining income payments over a period which would comply with Federal income tax law. The terms of your Contract will determine when your income payments start and the frequency with which you will receive your income payments. When you select an income type, it will apply to both fixed income payments and variable income payments.

We reserve the right to limit or stop issuing any of the income types currently available based upon legal requirements or other considerations.

The following income payment types are available:

LIFETIME INCOME ANNUITY: A variable income that is paid as long as the annuitant is living.

LIFETIME INCOME ANNUITY WITH A GUARANTEE PERIOD: A variable income that continues as long as the annuitant is living but is guaranteed to be paid for a number of years. If the annuitant dies before all of the guaranteed payments have been made, payments are made to the owner of the annuity (or the beneficiary, if the owner dies during the guarantee period) until the end of the guaranteed period. No payments are made once the guarantee period has expired and the annuitant is no longer living.

LIFETIME INCOME ANNUITY WITH A REFUND: A variable income that is paid as long as the annuitant is living and guarantees that the total of all income payments will not be less than the purchase payment that we received. If the annuitant dies before the total of all income payments received equals the purchase payment, we will pay the owner (or the beneficiary, if the owner is not living) the difference in a lump sum.

LIFETIME INCOME ANNUITY FOR TWO: A variable income that is paid as long as either of the two annuitants is living. After one annuitant dies, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once both annuitants are no longer living.

LIFETIME INCOME ANNUITY FOR TWO WITH A GUARANTEE PERIOD: A variable income that continues as long as either of the two annuitants is living but is guaranteed to be paid (unreduced by any percentage selected) for a number of years. If both annuitants die before all of the guaranteed payments have been made, payments are made to the owner of the annuity (or the beneficiary, if the owner dies during the guarantee period) until the end of the guaranteed period. If one annuitant dies after the guarantee period has expired, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once the guarantee period has expired and both annuitants are no longer living.

LIFETIME INCOME ANNUITY FOR TWO WITH A REFUND: A variable income that is paid as long as either annuitant is living and guarantees that all income payments will not be less than the purchase payment that we received. After one annuitant dies, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. If both annuitants die before the total of all income payments received equals the purchase payment, we will pay the owner (or the beneficiary, if the owner is not living) the difference in a lump sum.


                                     FFA-45

INCOME ANNUITY FOR A GUARANTEED PERIOD: A variable income payable for a guaranteed period of 5 to 30 years. As an administrative practice, we will consider factors such as your age and life expectancy in determining whether to issue a contract with this income payment type. If the owner dies before the end of the guarantee period, payments are made to the beneficiary until the end of the guarantee period. No payments are made after the guarantee period has expired.

MINIMUM SIZE OF YOUR INCOME PAYMENT

Your initial income payment must be at least $50. If you live in Massachusetts, the initial income payment must be at least $20. This means the amount used from a Deferred Annuity to provide a pay-out option must be large enough to provide this minimum initial income payment.

ALLOCATION

You decide what portion of your income payment is allocated among the Fixed Income Option and the variable investment divisions.

THE VALUE OF YOUR INCOME PAYMENTS

AMOUNT OF INCOME PAYMENTS

Variable income payments from an investment division will depend upon the number of annuity units held in that investment division (described below) and the Annuity Unit Value (described later) as of the 10th day prior to a payment date.

The initial variable income payment is computed based on the amount of the purchase payment applied to the specific investment division (net any applicable premium tax owed or Contract charge), the AIR, the age of the measuring lives and the income payment type selected. The initial payment amount is then divided by the Annuity Unit Value for the investment division to determine the number of annuity units held in that investment division. The number of annuity units held remains fixed for the duration of the Contract if no reallocations are made.

The dollar amount of subsequent variable income payments will vary with the amount by which investment performance is greater or less than the AIR.

Each Deferred Annuity provides that, when a pay-out option is chosen, the payment will not be less than the payment produced by the then current Fixed Income Option purchase rates for that contract class. The purpose of this provision is to assure the annuitant that, at retirement, if the Fixed Income Option purchase rates for new contracts are significantly more favorable than the rates guaranteed by a Deferred Annuity of the same class, the owner will be given the benefit of the higher rates.

ANNUITY UNITS

Annuity units are credited to you when you make a purchase payment or make a reallocation into an investment division. Before we determine the number of annuity units to credit to you, we reduce a purchase payment (but not a reallocation) by any premium taxes and the contract fee, if applicable. We then compute an initial income payment amount using the AIR, your income payment type and the age and sex (where permitted) of the measuring lives. We then divide the initial income payment (allocated to an investment division) by the Annuity Unit Value on the date of the transaction. The result is the number of annuity units credited for that investment division. The initial variable income payment is a hypothetical payment which is calculated based upon the AIR. The initial variable income payment is used to establish the number of annuity units. It is not the amount of your actual first variable income payment unless your first income payment happens to be within 10 days after we issue the Income Annuity. When you reallocate an income payment from an investment division, annuity units supporting that portion of your income payment in that investment division are liquidated.

AIR

Your income payments are determined by using the AIR to benchmark the investment experience of the investment divisions you select. We currently offer a 3% and 4% AIR. The higher your AIR, the higher your initial variable

                                     FFA-46
income payment will be. Your next payment will increase approximately in proportion to the amount by which the investment experience (for the time period between the payments) for the underlying Portfolio minus the Separate Account charge (the resulting number is the net investment return) exceeds the AIR (for the time period between the payments). Likewise, your next payment will decrease to the approximate extent the investment experience (for the time period between the payments) for the underlying Portfolio minus the Separate Account charge (the net investment return) is less than the AIR (for the time period between the payments). A lower AIR will result in a lower initial variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly than if you had elected a higher AIR as changes occur in the investment experience of the investment divisions.

The amount of each variable income payment is determined 10 days prior to your income payment date. If your first income payment is scheduled to be paid less than 10 days after your Contract's issue date, then the amount of that payment will be determined on your Contract's issue date.

The initial variable income payment is a hypothetical payment which is calculated based on the AIR. This initial variable income payment is used to establish the number of annuity units. It is not the amount of your actual first variable income payment unless your first income payment happens to be within 10 days after we issue the Income Annuity.

VALUATION

This is how we calculate the Annuity Unit Value for each investment division:

     - First, we determine the change in investment experience (which reflects the deduction for any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

     - Next, we subtract the daily equivalent of your insurance-related charge or Separate Account charge (general administrative expenses and mortality and expense risk charges) for each day since the last day the Annuity Unit Value was calculated; the resulting number is the net investment return;

     - Then, we multiply by an adjustment based on your AIR for each day since the last Annuity Unit Value was calculated; and

     -    Finally, we multiply the previous Annuity Unit Value by this result.

REALLOCATIONS

You may make reallocations among the investment divisions or from the investment divisions to the Fixed Income Option. Once you reallocate your income payment into the Fixed Income Option you may not later reallocate amounts from the Fixed Income Option to the investment divisions. If you reside in certain states you may be limited to four options (including the Fixed Interest Option).

Currently, there is no charge to make a reallocation. Your request for a reallocation tells us to move, in accordance with your instructions, the underlying Portfolio shares we have designated in the investment divisions or other funds to generate your income payments.

Reallocations will be made as of the end of a business day, at the close of the Exchange, if received in Good Order prior to the close of the Exchange on that business day. All other reallocation requests in Good Order will be processed on the next business day.

For us to process a reallocation, you must tell us:

     -    The percentage of the income payment to be reallocated;

     - The investment divisions from which you want the income payment to be reallocated; and

     - The investment divisions or Fixed Income Option (and the percentages allocated to each) to which you want the income payment to be reallocated.


                                     FFA-47

When you request a reallocation from an investment division to the Fixed Income Option, the payment amount will be adjusted at the time of reallocation. Your payment may either increase or decrease due to this adjustment. The adjusted payment will be calculated in the following manner.

     - First, we update the income payment amount to be reallocated from the investment division based upon the applicable Annuity Unit Value at the time of the reallocation;

     - Second, we use the AIR to calculate an updated annuity purchase rate based upon your age, if applicable, and expected future income payments at the time of the reallocation;

     - Third, we calculate another updated annuity purchase rate using our current annuity purchase rates for the Fixed Income Option on the date of your reallocation; and

     - Finally, we determine the adjusted payment amount by multiplying the updated income amount determined in the first step by the ratio of the annuity purchase rate determined in the second step divided by the annuity purchase rate determined in the third step.

When you request a reallocation from one investment division to another, annuity units in one investment division are liquidated and annuity units in the other investment division are credited to you. There is no adjustment to the income payment amount. Future income payment amounts will be determined based on the Annuity Unit Value for the investment division to which you have reallocated.

You generally may make a reallocation on any day the Exchange is open. At a future date we may limit the number of reallocations you may make, but never to fewer than one a month. If we do so, we will give you advance written notice. We may limit a beneficiary's ability to make a reallocation.

Here are examples of the effect of a reallocation on the income payment:

     - Suppose you choose to reallocate 40% of your income payment supported by investment division A to the Fixed Income Option and the recalculated income payment supported by investment division A is $100. Assume that the updated annuity purchase rate based on the AIR is $125, while the updated annuity purchase rate based on fixed income annuity pricing is $100. In that case, your income payment from the Fixed Income Option will be increased by $40 x($125 / $100) or $50, and your income payment supported by investment division A will be decreased by $40. (The number of annuity units in investment division A will be decreased as well.)

     - Suppose you choose to reallocate 40% of your income payment supported by investment division A to investment division B and the recalculated income payment supported by investment division A is $100. Then, your income payment supported by investment division B will be increased by $40 and your income payment supported by investment division A will be decreased by $40. (Changes will also be made to the number of annuity units in both investment divisions as well.)

"MARKET TIMING" POLICIES AND PROCEDURES

The following is a discussion of our market timing policies and procedures.

Frequent requests from contract owners or participants/annuitants to make transfers/reallocations may dilute the value of a Portfolio's shares if the frequent transfers/reallocations involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Regardless of the existence of pricing inefficiencies, frequent transfers/reallocations may also increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations ("disruptive trading"). Accordingly, arbitrage trading and disruptive trading activities (referred to collectively as "market timing") may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect contract owners and other persons who may have an interest in the Contracts (e.g., participants/annuitants).

We have policies and procedures that attempt to detect and deter frequent transfers/reallocations in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield investment Portfolios (i.e., the American Funds Global Small

                                     FFA-48

Capitalization, Artio International Stock, Clarion Global Real Estate, Harris Oakmark International, Invesco Small Cap Growth, Loomis Sayles Small Cap Core, Loomis Sayles Small Cap Growth, Lord Abbett Bond Debenture, Met/Templeton Growth, MFS(R) Research International, Morgan Stanley EAFE(R) Index, Neuberger Berman Genesis, Oppenheimer Global Equity, Russell 2000(R) Index, T. Rowe Price Small Cap Growth and Western Asset Management Strategic Bond Opportunities Portfolios -- the "Monitored Portfolios") and we monitor transfer/reallocation activity in those Monitored Portfolios. In addition, as described below, we intend to treat all American Funds Insurance Series(R) Portfolios ("American Funds portfolios") as Monitored Portfolios. We employ various means to monitor transfer/reallocation activity, such as examining the frequency and size of transfers/reallocations into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer/reallocation activity to determine if, for each category of international, small-cap, and high-yield portfolios, in a 12 month period there were (1) six or more transfers/reallocations involving the given category; (2) cumulative gross transfers/reallocations involving the given category that exceed the current account balance; and (3) two or more "round-trips" involving any Monitored Portfolio in the given category. A round-trip generally is defined as a transfer/reallocation in followed by a transfer/reallocation out within the next seven calendar days or a transfer/reallocation out followed by a transfer/reallocation in within the next seven calendar days, in either case subject to certain other criteria.


We do not believe that other Portfolios present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer/reallocation activity in those Portfolios. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer/reallocation activity in certain Portfolios, we rely on the underlying Portfolios to bring any potential disruptive transfer/reallocation activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer/reallocation activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

AMERICAN FUNDS((R)) MONITORING POLICY. As a condition to making their portfolios available in our products, American Funds(R) requires us to treat all American Funds portfolios as Monitored Portfolios under our current market timing and excessive trading policies and procedures. Further, American Funds(R) requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor transfer/reallocation activity in American Funds portfolios to determine if there were two or more transfers/reallocations in followed by transfers/reallocations out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds(R) monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction during which period we will require all transfer/reallocation requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, American Funds portfolios also will be subject to our current market timing and excessive trading policies, procedures and restrictions (described below), and transfer/reallocation restrictions may be imposed upon a violation of either monitoring policy.

Our policies and procedures may result in transfer/reallocation restrictions being applied to deter market timing. Currently, when we detect transfer/reallocation activity in the Monitored Portfolios that exceeds our current transfer/reallocation limits, or other transfer/reallocation activity that we believe may be harmful to other persons who have an interest in the Contracts, we require all future requests to or from any Monitored Portfolios or other identified Portfolios under that Contract to be submitted with an original signature.

Your third party administrator has its own standards with regard to monitoring activity in the Monitored Portfolios and how subsequent transfer/reallocation activity will be restricted once those standards are triggered. These standards and subsequent trading restrictions may be more or less restrictive than ours, and presently include restrictions on non-Monitored Portfolios. The differences in monitoring standards and restrictions are due to systems limitation and may change from time to time as those systems are upgraded.

The detection and deterrence of harmful transfer/reallocation activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the transfer/reallocation limits. Our ability to detect and/or restrict such transfer/reallocation activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Contract owners or participants/annuitants to avoid such detection. Our ability to restrict such transfer/reallocation activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer/reallocation activity that may adversely affect Contract owners or participants/annuitants and other persons with interests in the Contracts. We do not accommodate market timing in any Portfolios and there are

                                     FFA-49
no arrangements in place to permit any Contract owner or participant/annuitant to engage in market timing; we apply our policies and procedures without exception, waiver, or special arrangement.

The Portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual Contract owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers/reallocations by specific Contract owners who violate the frequent trading policies established by the Portfolio.

In addition, Contract owners or participants/annuitants and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus Contract owners or participants/annuitants) will not be harmed by transfer/reallocation activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more transfer/reallocation requests from Contract owners engaged in disruptive trading activity, the Portfolio may reject the entire omnibus order.

In accordance with applicable law, we reserve the right to modify or terminate the transfer/reallocation privilege at any time. We also reserve the right to defer or restrict the transfer/reallocation privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on market timing activities (even if an entire omnibus order is rejected due to the market timing activity of a single Contract owner or participant/annuitant). You should read the Portfolio prospectuses for more details.

CONTRACT FEE

There is no contract fee under the Income Annuities.

CHARGES

There are two types of charges you pay if you allocate any of your income payment to the investment divisions:

     -    Insurance-related charge (or Separate Account charge); and

     -    Investment-related charge.

We describe these charges below. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with the particular Contract. We can profit from certain Contract charges.

The Separate Account charge you pay will not reduce the number of annuity units credited to you. Instead, we deduct the charges as part of the calculation of the Annuity Unit Value.

INSURANCE-RELATED OR SEPARATE ACCOUNT CHARGE

You will pay an insurance-related charge for the Separate Account that is no more than 0.95% annually of the average value of the amounts in the Separate Account. This charge pays us for general administrative expenses and for mortality and expense risk of the Income Annuity.


                                     FFA-50

General administrative expenses we incur include financial, actuarial, accounting, and legal expenses.

The mortality portion of the insurance-related charge pays us for the risk that you may live longer than we estimated. Then, we could be obligated to pay you more in payments than we anticipated.

We also bear the risk that our expenses in administering the Income Annuities will be greater than we estimated (expense risk).

INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. Four classes of shares available to the Income Annuities have 12b-1 Plan fees, which pay for distribution expenses. The percentage you pay for the investment-related charge depends on the investment divisions you select. Amounts for each investment division for the previous year are listed in the Table of Expenses.

PREMIUM AND OTHER TAXES

Some jurisdictions tax what are called "annuity considerations." We deduct money to pay "premium" taxes (also known as "annuity" taxes) when you make the purchase payment.

Premium taxes, if applicable, depend on the Income Annuity you purchased and your home state or jurisdiction. A chart in Appendix A shows the jurisdictions where premium taxes are charged and the amount of these taxes.

We also reserve the right to deduct from purchase payments, withdrawals or income payments, any taxes (including but not limited to premium taxes) paid by us to any government entity relating to the Income Annuities. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Income Annuities. We may, at our sole discretion, pay taxes when due and deduct the corresponding amount from income payments at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.

FREE LOOK

You may cancel your Income Annuity within a certain time period. This is known as a "free look." Not all contracts issued are subject to free look provisions under state law. We must receive your request to cancel in writing by the appropriate day in your state, which varies from state to state. The "free look" may also vary depending on your age and whether you purchased your Income Annuity from us directly, through the mail or with money from another annuity or life insurance policy. Depending on state law, we may refund all of your purchase payment or the value of your annuity units as of the date your refund request is received at your MetLife Designated Office in Good Order.

If you do not cancel your Income Annuity during the "free-look" period, your decision to purchase the Income Annuity is irrevocable.

You do not have a "free look" if you are electing income payments in the pay-out phase of your Deferred Annuity.

                               GENERAL INFORMATION

--------------------------------------------------------------------------------

ADMINISTRATION

All transactions will be processed in the manner described below.

PURCHASE PAYMENTS

Send your purchase payments, by check, cashier's check or certified check made payable to "MetLife," to your MetLife Designated Office or a MetLife sales office, if that office has been designated for this purpose. (We reserve

                                     FFA-51
the right to receive purchase payments by other means acceptable to us.) We do not accept cash, money orders or traveler's checks. We will provide you with all necessary forms. We must have all documents in Good Order to credit your purchase payments.

We reserve the right to refuse purchase payments made via a personal check in excess of $100,000. Purchase payments over $100,000 may be accepted in other forms, including but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions. The form in which we receive a purchase payment may determine how soon subsequent disbursement requests may be fulfilled. (See "Access To Your Money.") If you send your purchase payments or transaction requests to an address other than the one we have designated for receipt of such purchase payments or requests, we may return the purchase payment to you, or there may be delay in applying the purchase payment or transaction to your Contract.

Purchase payments (including any portion of your Account Balance under a Deferred Annuity which you apply to a pay-out option) are effective and valued as of the close of the Exchange, on the day we receive them in Good Order at your MetLife Designated Office, except when they are received:

     - On a day when the Accumulation Unit Value/Annuity Unit Value is not calculated, or

     -    After the close of the Exchange.

In those cases, the purchase payments will be effective the next day the Accumulation Unit Value or Annuity Unit Value, as applicable, is calculated.

We reserve the right to credit your initial purchase payment to you within two days after its receipt at your MetLife Designated Office or MetLife sales office, if applicable. However, if you fill out our forms incorrectly or incompletely or other documentation is not completed properly or otherwise not in Good Order, we have up to five business days to credit the payment. If the problem cannot be resolved by the fifth business day, we will notify you and give you the reasons for the delay. At that time, you will be asked whether you agree to let us keep your money until the problem is resolved. If you do not agree or we cannot reach you by the fifth business day, your money will be returned.

Under certain group Deferred Annuities and group Income Annuities, your employer, or the group in which you are a participant or member must identify you on their reports to us and tell us how your money should be allocated among the investment divisions and the Fixed Interest Account/Fixed Income Option.

CONFIRMING TRANSACTIONS

You will receive a statement confirming that a transaction was recently completed. Certain transactions made on a periodic basis, such as Systematic Withdrawal Program payments, and automated investment strategy transfers, may be confirmed quarterly. Salary reduction or deduction purchase payments under TSA Deferred Annuitites and the Non-Qualified Financial Freedom Deferred Annuity for 415(m) qualified governmental excess benefit arrangements are confirmed quarterly. Unless you inform us of any errors within 60 days of receipt, we will consider these communications to be accurate and complete.

PROCESSING TRANSACTIONS

We permit you to request transactions by mail and telephone. We make Internet access available to you for your Deferred Annuity. We may suspend or eliminate telephone or Internet privileges at any time, without prior notice. We reserve the right not to accept requests for transactions by facsimile.

If mandated by applicable law, including, but not limited to, Federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's account and, consequently, refuse to implement any requests for transfers/reallocations, withdrawals, surrenders or death benefits, until instructions are received from the appropriate governmental authority.


                                     FFA-52

BY TELEPHONE OR INTERNET

You may obtain information and initiate a variety of transactions about your Deferred Annuity by telephone or the Internet virtually 24 hours a day, 7 days a week, unless prohibited by state law. Some of the information and transactions accessible to you include:

     -    Account Balance

     -    Unit Values

     -    Current rates for the Fixed Interest Account

     -    Transfers

     -    Changes to investment strategies

     -    Changes in the allocation of future purchase payments.

Your transaction must be in Good Order and completed prior to the close of the Exchange on one of our business days if you want the transaction to be valued and effective on that day. Transactions will not be valued and effective on a day when the Accumulation or Annuity Unit Value is not calculated or after the close of the Exchange. We will value and make effective these transactions on our next business day.

We have put into place reasonable security procedures to insure that instructions communicated by telephone or Internet are genuine. For example, all telephone calls are recorded. Also, you will be asked to provide some personal data prior to giving your instructions over the telephone or through the Internet. When someone contacts us by telephone or Internet and follows our security procedures, we will assume that you are authorizing us to act upon those instructions. Neither the Separate Account nor MetLife will be liable for any loss, expense or cost arising out of any requests that we or the Separate Account reasonably believe to be authentic. In the unlikely event that you have trouble reaching us, requests should be made in writing to your MetLife Designated Office.

Response times for the telephone or Internet may vary due to a variety of factors, including volumes, market conditions and performance of systems.

We are not responsible or liable for:

     - any inaccuracy, error, or delay in or omission of any information you transmit or deliver to us; or

     - any loss or damage you may incur because of such inaccuracy, error, delay or omission; non-performance; or any interruption of information beyond our control.

AFTER YOUR DEATH

If we are notified of your death before a requested transaction is completed, we will cancel the request. For example, if you request a transfer or withdrawal for a date in the future under a Deferred Annuity and then die before that date, we simply pay the death benefit instead. For Income Annuity reallocations, we will cancel the request and continue making payments to your beneficiary if your Income Annuity so provides. For a Deferred Annuity in the pay-out phase and Income Annuity reallocations, we will cancel the request and continue making payments to your beneficiary if your Income Annuity or Deferred Annuity in the pay-out phase so provides. Or, depending on your Income Annuity's or annuitized Deferred Annuity's provisions, we may continue making payments to a joint annuitant or pay your beneficiary a refund.

MISSTATEMENT

We may require proof of age of the annuitant, owner, or beneficiary before making any payments under this Contract that are measured by the annuitant's, owner's, or beneficiary's life. If the age of the annuitant, owner, or beneficiary has been misstated, the amount payable will be the amount that the Account Balance would have provided at the correct age.


                                     FFA-53

Once income payments have begun, any underpayments will be made up in one sum with the next income payment or in any other manner agreed to by us. Any overpayments will be deducted first from future income payments. In certain states we are required to pay interest on any under payments.

THIRD PARTY REQUESTS

Generally, we only accept requests for transactions or information from you. We reserve the right not to accept or to process transactions requested on your behalf by third parties. This includes processing transactions by an agent you designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of transfers/reallocations for a number of other Contract owners, and who simultaneously makes the same request or series of requests on behalf of other Contract owners.

VALUATION -- SUSPENSION OF PAYMENTS

We separately determine the Accumulation Unit Value and Annuity Unit Value for each investment division once each day at the close of the Exchange when the Exchange is open for trading. If permitted by law, we may change the period between calculations but we will give you 30 days notice.

When you request a transaction, we will process the transaction using the next available Accumulation Unit Value for Deferred Annuities or Annuity Unit Value for Income Annuities. Subject to our procedure, we will make withdrawals and transfers/reallocations at a later date, if you request. If your withdrawal request is to elect a variable pay-out option under your Deferred Annuity, we base the number of annuity units you receive on the next available Annuity Unit Value.

We reserve the right to suspend or postpone payment for a withdrawal, income payment or transfer/reallocation when:

     - rules of the Securities and Exchange Commission so permit (trading on the Exchange is limited, the Exchange is closed other than for customary weekend or holiday closings or an emergency exists which makes pricing or sale of securities not practicable); or

     - during any other period when the Securities and Exchange Commission by order so permits.

ADVERTISING PERFORMANCE

We periodically advertise the performance of the investment divisions. You may get performance information from a variety of sources including your quarterly statements, your MetLife representative, the Internet, annual reports and semiannual reports. All performance numbers are based upon historical earnings. These numbers are not intended to indicate future results. We may state performance in terms of "yield," "change in Accumulation Unit Value/Annuity Unit Value," "average annual total return," or some combination of these terms.

YIELD is the net income generated by an investment in a particular investment division for 30 days or a month. These figures are expressed as percentages. This percentage yield is compounded semiannually.

CHANGE IN ACCUMULATION/ANNUITY UNIT VALUE ("Non-Standard Performance") is calculated by determining the percentage change in the value of an accumulation (or annuity) unit for a certain period. These numbers may also be annualized. Change in Accumulation/Annuity Unit Value may be used to demonstrate performance for a hypothetical investment (such as $10,000) over a specified period. These performance numbers reflect the deduction of the total Separate Account charges; however, yield and change in Accumulation/Annuity Unit Value performance do not reflect the possible imposition of early withdrawal charges. Early withdrawal charges would reduce performance experience.

AVERAGE ANNUAL TOTAL RETURN calculations ("Standard Performance") reflect all Separate Account charges and applicable early withdrawal charges since the investment division inception date, which is the date the corresponding Portfolio or predecessor Portfolio was first offered under the Separate Account that funds the Deferred Annuity or Income Annuity. These presentations for the Income Annuities reflect a 3% benchmark AIR. These figures also assume a steady annual rate of return.


                                     FFA-54

For purposes of presentation of Non-Standard Performance, we may assume that the Deferred Annuities and the Income Annuities were in existence prior to the inception date of the investment divisions in the Separate Account that funds the Deferred Annuities and the Income Annuities. In these cases, we calculate performance based on the historical performance of the underlying Metropolitan Fund, Met Investors Fund, Calvert Fund, Fidelity(R) VIP Funds and American Funds(R) Portfolios since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the investment division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuities or Income Annuities had been introduced as of the Portfolio inception date.

We may also present average annual total return calculations which reflect all Separate Account charges and applicable withdrawal charges since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the investment division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuities and Income Annuities had been introduced as of the Portfolio inception date.

We calculate performance for certain investment strategies including the Equalizer, Equity Generator and each asset allocation model of the Index Selector. We calculate the performance as a percentage by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value based on historical performance at the end of that period. This percentage return assumes that there have been no withdrawals or other unrelated transactions.

We may state performance for the investment divisions of the Income Annuity which reflect deduction of the Separate Account charge and investment-related charge, if accompanied by the annualized change in Annuity Unit Value.

We may demonstrate hypothetical values of income payments over a specified period based on historical net asset values of the Portfolios and the historical Annuity Unit Values and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the maximum Separate Account charge and investment-related charge. If the presentation is for an individual, we may also provide a presentation that reflects the applicable (rather than the maximum) insurance-related charge, as well as the Annuity Unit Values and the investment-related charge.

We may assume that the Income Annuity was in existence prior to its inception date. When we do so, we calculate performance based on the historical performance of the underlying Portfolio for the period before the inception date of the Income Annuity and historical Annuity Unit Values.

We may also demonstrate hypothetical future values of income payments over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, hypothetical Annuity Unit Values and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the maximum Separate Account charge and the average of investment-related charge. If the presentation is for an individual, we may also provide a presentation that reflects the applicable Separate Account charge (rather than the maximum), as well as the Annuity Unit Values and the investment-related charge.

An illustration should not be relied upon as a guarantee of future results.

Historical performance information should not be relied on as a guarantee of future performance results.

Past performance is no guarantee of future results.

Performance figures will vary among the various Deferred Annuities and Income Annuities as a result of different Separate Account charges and early withdrawal charges.

CHANGES TO YOUR DEFERRED ANNUITY OR INCOME ANNUITY

We have the right to make certain changes to your Deferred Annuity or Income Annuity, but only as permitted by law. We make changes when we think they would best serve the interest of annuity owners or would be appropriate

                                     FFA-55
in carrying out the purposes of the Deferred Annuity or Income Annuity. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Examples of the changes we may make include:

     -    To operate the Separate Account in any form permitted by law.

     - To take any action necessary to comply with or obtain and continue any exemptions under the law (including favorable treatment under the Federal income tax laws) including limiting the number, frequency or types of transfers/reallocations transactions permitted.

     - To transfer any assets in an investment division to another investment division, or to one or more separate accounts, or to our general account, or to add, combine or remove investment divisions in the Separate Account.

     - To substitute for the Portfolio shares in any investment division, the shares of another class of the Metropolitan Fund, Met Investors Fund or the shares of another investment company or any other investment permitted by law.

     - To change the way we assess charges, but without increasing the aggregate amount charged to the Separate Account and any currently available Portfolio in connection with the Deferred Annuities or Income Annuities.

     - To make any necessary technical changes in the Deferred Annuities or Income Annuities in order to conform with any of the above-described actions.

If any changes result in a material change in the underlying investments of an investment division in which you have a balance or an allocation, we will notify you of the change. You may then make a new choice of investment divisions. For Deferred Annuities issued in Pennsylvania (and Income Annuities where required by law), we will ask your approval before making any technical changes.

VOTING RIGHTS

Based on our current view of applicable law, you have voting interests under your Deferred Annuity or Income Annuity concerning Metropolitan Fund, Met Investors Fund, Calvert Fund, Fidelity(R) VIP Funds or American Funds(R) proposals that are subject to a shareholder vote. Therefore, you are entitled to give us instructions for the number of shares which are deemed attributable to your Deferred Annuity or Income Annuity.

We will vote the shares of each of the underlying Portfolios held by the Separate Account based on instructions we receive from those having a voting interest in the corresponding investment divisions. However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our own judgment.

You are entitled to give instructions regarding the votes attributable to your Deferred Annuity or Income Annuity in your sole discretion. Under Section 457(f) deferred compensation plans, Section 451 deferred fee arrangements, Section 451 deferred compensation plans, Section 457(e)(11) severance and death benefit plans and the TSA Deferred Annuity and Income Annuities under which the employer retains all rights, we will provide you with the number of copies of voting instruction soliciting materials that you request so that you may furnish such materials to participants who may give you voting instructions. Neither the Separate Account nor MetLife has any duty to inquire as to the instructions received or your authority to give instructions; thus, as far as the Separate Account, and any others having voting interests in respect of the Separate Account are concerned, such instructions are valid and effective.

There are certain circumstances under which we may disregard voting instructions. However, in this event, a summary of our action and the reasons for such action will appear in the next semiannual report. If we do not receive your voting instructions, we will vote your interest in the same proportion as represented by the votes we receive from other investors. The effect of this proportional voting is that a small number of Contract Owners or annuitants may control the outcome of a vote. Shares of the Metropolitan Fund, Met Investors Fund, Calvert Fund,

                                     FFA-56

Fidelity(R) VIP Funds or American Funds(R) that are owned by our general account or by any of our unregistered separate accounts will be voted in the same proportion as the aggregate of:

     -    The shares for which voting instructions are received, and

     -    The shares that are voted in proportion to such voting instructions.

However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our judgment.

WHO SELLS THE DEFERRED ANNUITIES AND INCOME ANNUITIES

MetLife Investors Distribution Company ("MLIDC") is the principal underwriter and distributor of the securities offered through this Prospectus. MLIDC, which is our affiliate, also acts as the principal underwriter and distributor of some of the other variable annuity contracts and variable life insurance policies we and our affiliated companies issue. We reimburse MLIDC for expenses MLIDC incurs in distributing the Deferred Annuities and Income Annuities (e.g., commissions payable to the retail broker-dealers who sell the Deferred Annuities and Income Annuities, including our affiliated broker-dealers). MLIDC does not retain any fees under the Deferred Annuities and Income Annuities.

MLIDC's principal executive offices are located at 5 Park Plaza, Suite 1900, Irvine, CA 92614. MLIDC is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the Financial Regulatory Industry Authority ("FINRA"). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.

Deferred Annuities and Income Annuities are sold through MetLife licensed sales representatives who are associated with MetLife Securities, Inc. ("MSI"), our affiliate and a broker-dealer, which is paid compensation for the promotion and sale of the Deferred Annuities and Income Annuities. The Deferred Annuities and Income Annuities are also sold through the registered representatives of our other affiliated broker-dealers. MSI and our affiliated broker-dealers are registered with the SEC as broker-dealers under the Securities Exchange Act of 1934 and are also members of FINRA. The Deferred Annuities and Income Annuities may also be sold through other registered broker-dealers. Deferred Annuities and Income Annuities also may be sold through the mail or over the Internet.

There is no front-end sales load deducted from purchase payments to pay sales commissions. Distribution costs are recovered through the Separate Account charge. MetLife sales representatives who are not in our MetLife Resources division ("non-MetLife Resources MetLife sales representatives") must meet a minimum level of sales of proprietary products in order to maintain employment with us. Sales representatives in our MetLife Resources division must meet a minimum level of sales production in order to maintain employment with us.

Non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives receive cash payment for the products they sell and service based upon a "gross dealer concession" model. With respect to Deferred Annuities and Income Annuities, the gross dealer concession ranges from 0.75% to 3% of each purchase payment and, starting in the second Contract Year, 0.09% of the Account Balance each year the Contract is in force for servicing the Deferred Annuity. With respect to the Income Annuities, the gross dealer concession is 6% of the purchase payment and, starting in the second Contract Year, 0.18% of the amount available from which income payments are made for each year the Contract is in force for servicing the Income Annuity. Gross dealer concession may also be paid when the Contract is annuitized. The amount of this gross dealer concession payable upon annuitization depends on several factors, including the number of years the Deferred Annuity has been in force. Compensation to the sales representative is all or part of the gross dealer concession. Compensation to sales representatives in the MetLife Resources division is based upon premiums and purchase payments applied to all products sold and serviced by the representative. Compensation to non-MetLife Resources MetLife sales representatives is determined based upon a formula that recognizes premiums and purchase payments applied to proprietary products sold and serviced by the representative as well as certain premiums and purchase payments applied to non-proprietary products sold by the representative. Proprietary products are those issued by us or our affiliates. Because one of the factors determining the percentage of gross dealer concession that applies to a non-MetLife Resources MetLife sales representative's compensation is sales of proprietary products, these sales

                                     FFA-57
representatives have an incentive to favor the sale of proprietary products. Because non-MetLife Resources MetLife sales managers' compensation is based on the sales made by the representatives they supervise, these sales managers also have an incentive to favor the sales of proprietary products.

Non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives and their managers may be eligible for additional cash compensation, such as bonuses, equity awards (such as stock options), training allowances, supplemental salary, financial arrangements, marketing support, medical and other insurance benefits, and retirement benefits and other benefits based primarily on the amount of proprietary products sold. Because non-MetLife Resources MetLife sales representatives' and MetLife Resources sales representatives' and their managers' additional cash compensation is based primarily on the sale of proprietary products, non-MetLife Resources MetLife sales representatives and MetLife Resources sales representatives and their managers have an incentive to favor the sale of proprietary products.

Sales representatives who meet certain productivity, persistency, and length of service standards and/or their managers may be eligible for additional cash compensation. Moreover, managers may be eligible for additional cash compensation based on the sales production of the sales representatives that the manager supervises.

Our sales representatives and their managers may be eligible for non-cash compensation incentives, such as conferences, trips, prizes and awards. Other non-cash compensation payments may be made for other services that are not directly related to the sale of products. These payments may include support services in the form of recruitment and training of personnel, production of promotional services and other support services.

Other incentives and additional cash compensation provide sales representatives and their managers with an incentive to favor the sale of proprietary products. The business unit responsible for the operation of our distribution system is also paid.

MLIDC also pays compensation for the sale of the Deferred Annuities by affiliated broker-dealers. The compensation paid to affiliated broker-dealers for sales of the Deferred Annuities is generally not expected to exceed, on a present value basis, the aggregate amount of total compensation that is paid with respect to sales made through MetLife representatives. (The total compensation includes payments that we make to our business unit that is responsible for the operation of the distribution systems through which the Deferred Annuities are sold.) These firms pay their sales representatives all or a portion of the commissions received for their sales of Deferred Annuities; some firms may retain a portion of commissions. The amount that selling firms pass on to their sales representatives is determined in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Sales representatives of affiliated broker-dealers and their managers may be eligible for various cash benefits and non-cash compensation (as described above) that we may provide jointly with affiliated broker-dealers. Because of the receipt of this cash and non-cash compensation, sales representatives and their managers of our affiliated broker-dealers have an incentive to favor the sale of proprietary products.

MLIDC may also enter into preferred distribution arrangements with certain affiliated broker-dealers such as New England Securities Corporation, Walnut Street Securities, Inc. and Tower Square Securities, Inc. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, MLIDC may pay separate, additional compensation to the broker-dealer firm for services the selling firms provides in connection with the distribution of the Contracts. These services may include providing us with access to the distribution network of the broker-dealer firm, the hiring and training of the broker-dealer firm's sales personnel, the sponsoring of conferences and seminars by the broker-dealer firm, or general marketing services performed by the broker-dealer firm. The broker-dealer firm may also provide other services or incur other costs in connection with distributing the Contracts.

These services may include providing us with access to the distribution network of the selling firm, the hiring and training of the selling firm's sales personnel, the sponsoring of conferences and seminars by the selling firm, or general marketing services performed by the selling firm. The selling firm may also provide other services or incur other costs in connection with distributing the Contracts.

MLIDC also pays compensation for the sale of Contracts by unaffiliated broker-dealers. The compensation paid to unaffiliated broker-dealers for sales of the Deferred Annuities is generally not expected to exceed, on a present value basis, the aggregate amount of total compensation that is paid with respect to sales made through MetLife representatives. (The total compensation includes payments that we make to our business unit that is responsible for the operation of the distribution systems through which the Deferred annuities are sold.) Broker-dealers pay their sales representatives all or a portion of the commissions received for their sales of the Contracts. Some firms may retain a

                                     FFA-58
portion of commissions. The amount that the broker-dealer passes on to its sales representatives is determined in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. We and our affiliates may also provide sales support in the form of training, sponsoring conferences, defraying expenses at vendor meetings, providing promotional literature and similar services. An unaffiliated broker-dealer or sales representative of an unaffiliated broker-dealer may receive different compensation for selling one product over another and/or may be inclined to favor one product provider over another product provider due to different compensation rates. Ask your sales representative further information about what your sales representative and the broker-dealer for which he or she works may receive in connection with your purchase of a Contract.

We or our affiliates pay American Funds Distributors, Inc., the principal underwriter for the American Funds(R), percentage of all purchase payments allocated to the American Funds Growth Portfolio, the American Funds Growth-Income Portfolio, the American Funds Global Small Capitalization Portfolio and the American Funds Bond Portfolio for the services it provides in marketing these Portfolios' shares in connection with the Deferred Annuity or Income Annuity.

From time to time, MetLife pays organizations, associations and non-profit organizations fees to endorse or sponsor MetLife's variable annuity contracts or for access to the organization's members. This compensation is primarily in the form of a flat fee from MetLife and may include other forms of compensation to organizations, including funding their programs, scholarships, events or awards, such as a principal of the year award; leasing their office space or paying fees for display space at their events; purchasing advertisements in their publications; or reimbursing or defraying their expenses. In some cases, we hire organizations to perform administrative services for us, for which they are paid a fee based upon a percentage of the Account Balance their members hold in the Contract. We also may retain finders and consultants to introduce MetLife to potential clients and for establishing and maintaining relationships between MetLife and various organizations. The finders and consultants are primarily paid flat fees and may pay duly licensed individuals associated with these organizations cash compensation in connection with sales of the Contracts.

FINANCIAL STATEMENTS

Our financial statements and the financial statements of the Separate Account have been included in the SAI.

YOUR SPOUSE'S RIGHTS

If you received your Contract through a qualified retirement plan and your plan is subject to ERISA (the Employee Retirement Income Security Act of 1974) and you are married, the income payments, withdrawal and loan provisions, and methods of payment of the death benefit under your Deferred Annuity or Income Annuity may be subject to your spouse's rights.

If your benefit is worth $5,000 or less, your plan may provide for distribution of your entire interest in a lump sum without your spouse's consent.

For details or advice on how the law applies to your circumstances, consult your tax advisor or attorney.

WHEN WE CAN CANCEL YOUR DEFERRED ANNUITY OR INCOME ANNUITY

We may not cancel your Income Annuity.

We may cancel your Deferred Annuity only if we do not receive any purchase payments from you for 36 consecutive months and your Account Balance is less than $2,000. Accordingly, no Contract will be terminated due solely to negative investment performance. We will only do so to the extent allowed by law. If we cancel a Deferred Annuity issued in New York, we will return the full Account Balance. In all other cases, you will receive an amount equal to what you would have received if you had requested a total withdrawal of your Account Balance. Early withdrawal charges may apply.

We may cancel your Non-Qualified Deferred Annuity for Section 457(f) deferred compensation plans, Section 451 deferred fee arrangements, Section 451 deferred compensation plans and Section 457(e)(11) severance and death benefit plans if we do not receive any purchase payments from you for 12 consecutive months and your Account Balance is less than $15,000. Certain Deferred Annuities do not contain these cancellation provisions.

At our option, we may cancel certain TSA and PEDC Deferred Annuities if we determine that changes to your retirement plan would cause MetLife to pay more interest than we anticipated or to make more frequent payments

                                     FFA-59
than we anticipated in connection with the Fixed Interest Account. We may also cancel these Deferred Annuities, as legally permitted, if your retirement plan terminates or no longer qualifies as a tax sheltered arrangement. Also, the employer and MetLife may each cancel the Deferred Annuity upon 90 days notice to the other party.

SPECIAL CHARGES THAT APPLY IF YOUR RETIREMENT PLAN TERMINATES ITS DEFERRED ANNUITY OR TAKES OTHER ACTION

Under certain TSA Deferred Annuities, amounts equal to some or all of the early withdrawal charge imposed under a contract of another issuer in connection with the transfer of money into a TSA Deferred Annuity may be credited to your Account Balance. If such amounts are credited to a TSA Deferred Annuity, special termination charges may be imposed. These charges may also apply if the plan introduces other funding vehicles provided by other carriers. Charges are not imposed on plan participants; but rather are absorbed by the contract holder. Therefore, under the Contract, the participant will incur only the withdrawal charges, if applicable, otherwise discussed in this Prospectus. The charges to the plan are imposed on the amount initially transferred to MetLife for the first seven years according to the schedule in the following table:

DURING CONTRACT YEAR    PERCENTAGE
--------------------    ----------
          1                5.6%
          2                5.0%
          3                4.5%
          4                4.0%
          5                3.0%
          6                2.0%
          7                1.0%
    8 and Beyond            0%


The charge to the plan, for partial withdrawals, is determined by multiplying the amount of the withdrawal that is subject to the charge by the applicable percentage shown above.

                                  INCOME TAXES

--------------------------------------------------------------------------------

The following information on taxes is a general discussion of the subject. It is not intended as tax advice. The Internal Revenue Code ("Code") is complex and subject to change regularly. Failure to comply with the tax law may result in significant adverse tax consequences and IRS penalties. Consult your own tax advisor about your circumstances, any recent tax developments, and the impact of state income taxation. For purposes of this section, we address Deferred Annuities and income payments under the Deferred Annuities together.

You should read the general provisions and any sections relating to your type of annuity to familiarize yourself with some of the tax rules for your particular Contract.

You are responsible for determining whether your purchase of a Deferred Annuity, withdrawals, income payments and any other transactions under your Deferred Annuity satisfy applicable tax law. We are not responsible for determining if your employer's plan or arrangement satisfies the requirements of the Code and/or the Employee Retirement Income Security Act of 1974 (ERISA).

Where otherwise permitted under the Deferred Annuity, the transfer of ownership of a Deferred Annuity, the designation or change in designation of an annuitant, payee or other beneficiary who is not also a contract owner, the selection of certain maturity dates, the exchange of a Deferred Annuity, or the receipt of a Deferred Annuity in an exchange, may result in income tax and other tax consequences, including additional withholding, estate tax, gift tax and generation skipping transfer tax, that are not discussed in this Prospectus. Please consult your tax advisor.

PUERTO RICO TAX CONSIDERATIONS

The Puerto Rico Internal Revenue Code of 1994 (the "1994 Code") taxes distributions from non-qualified annuity contracts differently than in the U.S. Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 1994 Code first as a return of investment. Therefore, a substantial portion of the amounts distributed generally will be excluded from gross income for Puerto Rico tax purposes until

                                     FFA-60
the cumulative amount paid exceeds your tax basis. The amount of income on annuity distributions (payable over your lifetime) is also calculated differently under the 1994 Code. Since the U.S. source income generated by a Puerto Rico bona fide resident is subject to U.S. income tax and the Internal Revenue Service issued guidance in 2004 which indicated that the income from an annuity contract issued by a U.S. life insurer would be considered U.S. source income, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 1994 Code provides a credit against the Puerto Rico income tax for U.S. income taxes paid, an individual may not get full credit because of the timing differences. You should consult with a personal tax advisor regarding the tax consequences of purchasing an annuity contract and/or any proposed distribution, particularly a partial distribution or election to annuitize.

ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

Purchasers that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax advisor regarding U.S. state and foreign taxation with respect to purchasing an annuity contract.

MetLife does not expect to incur Federal, state or local income taxes on the earnings or realized capital gains attributable to the Separate Account. However, if we do incur such taxes in the future, we reserve the right to charge amounts allocated to the Separate Account for these taxes.

To the extent permitted under Federal tax law, we may claim the benefit of the corporate dividends received deduction and of certain foreign tax credits attributable to taxes paid by certain of the Portfolios to foreign jurisdictions.

GENERAL

Deferred annuities are a means of setting aside money for future needs-usually retirement. Congress recognizes how important saving for retirement is and has provided special rules in the Code.

All TSAs (ERISA and non-ERISA), 457(b), 403(a), IRAs (including SEPs and SIMPLEs) receive tax deferral under the Code. Although there are no additional tax benefits by funding such retirement arrangements with an annuity, doing so offers you additional insurance benefits such as availability of a guaranteed income for life.

Under current federal income tax law, the taxable portion of distributions and withdrawals from variable annuity contracts (including TSAs, 457(b), 403(a) and IRAs) are subject to ordinary income tax and are not eligible for the lower tax rates that apply to long term capital gains and qualifying dividends.

WITHDRAWALS

When money is withdrawn from your Contract (whether by you or your beneficiary), the amount treated as taxable income and taxed as ordinary income differs depending on the type of: annuity you purchase (e.g., IRA or TSA); and payment method or income payment type you elect. If you meet certain requirements, your designated Roth earnings are free from Federal income taxes.

We will withhold a portion of the amount of your withdrawal for income taxes, unless you are eligible to and elect otherwise. The amount we withhold is determined by the Code.

WITHDRAWALS BEFORE AGE 59 1/2

Because these products are intended for retirement, if you make a taxable withdrawal before age 59 1/2 you may incur a 10% tax penalty, in addition to ordinary income taxes. Also, please see the section below titled Separate Account Charges for further information regarding withdrawals.

As indicated in the chart below, some taxable distributions prior to age 59 1/2 are exempt from the penalty. Some of these exceptions include amounts received:




                                     FFA-61

                                             --------------------------------------------
                                                            TYPE OF CONTRACT
-----------------------------------------------------------------------------------------
                                                       TSA AND                      NON-
                                                TRAD     TSA    457(B)-            QUALI-
                                                IRA     ERISA     (2)     403(A)    FIED
-----------------------------------------------------------------------------------------
In a series of substantially equal payments
made annually (or more frequently) for life      x        x(1)     x(1)     x(1)     x
or life expectancy (SEPP)
-----------------------------------------------------------------------------------------

After you die                                    x        x        x        x        x
-----------------------------------------------------------------------------------------

After you become totally disabled (as
defined in the Code)                             x        x        x        x        x
-----------------------------------------------------------------------------------------

To pay deductible medical expenses               x        x        x        x
-----------------------------------------------------------------------------------------

After separation from service if you are
over 55 at time of separation(1)                          x        x        x
-----------------------------------------------------------------------------------------

After December 31, 1999 for IRS levies           x        x        x        x
-----------------------------------------------------------------------------------------

To pay medical insurance premiums if you are
unemployed                                       x
-----------------------------------------------------------------------------------------

For qualified higher education expenses, or      x
-----------------------------------------------------------------------------------------

For qualified first time home purchases up
to $10,000                                       x
-----------------------------------------------------------------------------------------

Pursuant to qualified domestic relations
orders                                                    x        x        x
-----------------------------------------------------------------------------------------
Certain immediate income annuities providing
a series of substantially equal periodic
payments made annually (or more frequently)                                          x
over the specified payment period
-----------------------------------------------------------------------------------------



1     You must be separated from service at the time payments begin.
2 Distributions from 457(b) plans are generally not subject to the 10% penalty; however, the 10% penalty does apply to distributions from the 457(b) plans of state or local government employers to the extent that the distribution is attributable to rollovers accepted from other types of eligible retirement plans.

SYSTEMATIC WITHDRAWAL PROGRAM FOR SUBSTANTIALLY EQUAL PERIODIC PAYMENTS (SEPP) AND INCOME OPTIONS

If you are considering using the Systematic Withdrawal Program or selecting an income option for the purpose of meeting the SEPP exception to the 10% tax penalty, consult with your tax advisor. It is not clear whether certain withdrawals or income payments under a variable annuity will satisfy the SEPP exception.

If you receive systematic payments that you intend to qualify for the SEPP exception, any modifications (except due to death or disability) to your payment before age 59 1/2 or within five years after beginning SEPP payments, whichever is later, will result in the retroactive imposition of the 10% penalty with interest. Such modifications may include additional purchase payments or withdrawals (including tax-free transfers or rollovers of income payments) from the Deferred Annuity.

SEPARATE ACCOUNT CHARGES

It is conceivable that the charges for certain guaranteed death benefits could be considered to be taxable each year as deemed distributions from the Contract to pay for non-annuity benefits. We currently treat these charges for these benefits as an intrinsic part of the annuity contract and do not tax report these as taxable income. However, it is possible that this may change in the future if we determine that this is required by the IRS. If so, the charge could also be subject to a 10% penalty tax if the taxpayer is under age 59 1/2.

INCIDENTAL BENEFITS

Certain death benefits may be considered incidental benefits under a tax qualified plan, which are limited under the Code. Failure to satisfy these limitations may have adverse tax consequences to the plan and to the participant.


                                     FFA-62

Where otherwise permitted to be offered under annuity contracts issued in connection with qualified plans, the amount of life insurance is limited under the incidental death benefit rules. You should consult your own tax advisor prior to purchase of the Contract under any type of IRA, 403(b) arrangement or qualified plan as a violation of these requirements could result in adverse tax consequences to the plan and to the participant including current taxation of amounts under the Contract.

PURCHASE PAYMENTS

Generally, all purchase payments will be contributed on a "before-tax" basis. This means that the purchase payments entitle you to a tax deduction or are not subject to current income tax.

Under some circumstances "after-tax" purchase payments can be made to certain annuities. These purchase payments do not reduce your taxable income or give you a tax deduction.

There are different annual purchase payments limits for the annuities offered in this Prospectus. Purchase payments in excess of the limits may result in adverse tax consequences.

Your Contract may accept certain direct transfers and rollovers from other qualified plan accounts and contracts; such transfers and rollovers are generally not subject to annual limitations on purchase payments.

WITHDRAWALS, TRANSFERS AND INCOME PAYMENTS

Because your purchase payments are generally on a before-tax basis, you generally pay income taxes on the full amount of money you withdraw as well as income earned under the Contract. Withdrawals and income payments attributable to any after-tax contributions are not subject to income tax (except for the portion of the withdrawal or payment allocable to earnings).

If certain requirements are met, you may be able to transfer amounts in your Contract to another eligible retirement plan or IRA. For 457(b) plans maintained by non-governmental employers, if certain conditions are met, amounts may be transferred into another 457(b) plan maintained by a non-governmental employer.

Your Deferred Annuity is not forfeitable (e.g., not subject to claims of your creditors) and you may not transfer it to someone else. An important exception is that your account may be transferred pursuant to a qualified domestic relations order (QDRO).

Please consult the specific section for the type of annuity you purchased to determine if there are restrictions on withdrawals, transfers or income payments.

Minimum distribution requirements also apply to the Deferred Annuities. These are described separately later in this section.

Certain mandatory distributions made to participants in an amount in excess of $1,000 (but less than $5,000) must be automatically rolled over to an IRA designated by the plan, unless the participant elects to receive it in cash or roll it over to a different IRA or eligible retirement plan.

ELIGIBLE ROLLOVER DISTRIBUTIONS AND 20% MANDATORY WITHHOLDING

We are required to withhold 20% of the taxable portion of your withdrawal that constitutes an eligible rollover distribution for Federal income taxes. We are not required to withhold this money if you direct us, the trustee or the custodian of the plan, to directly rollover your eligible rollover distribution to a traditional IRA or another eligible retirement plan.

Generally, an "eligible rollover distribution" is any taxable amount you receive from your Contract. (In certain cases, after-tax amounts may also be considered eligible rollover distributions). However, it does not include taxable distributions such as:

     -    Withdrawals made to satisfy minimum distribution requirements; or

     -    Certain withdrawals on account of financial hardship.


                                     FFA-63

Other exceptions to the definition of eligible rollover distribution may exist.

For taxable withdrawals that are not "eligible rollover distributions" the Code requires different withholding rules. The withholding amounts are determined at the time of payment. In certain instances, you may elect out of these withholding requirements. You may be subject to the 10% penalty tax if you withdraw taxable money before you turn age 59 1/2.

MINIMUM DISTRIBUTION REQUIREMENTS

Generally, you must begin receiving retirement plan withdrawals by April 1 of the latter of (1) the calendar year following the calendar year in which you reach age 70 1/2 or (2) the calendar year following the calendar year you retire, provided you do not own 5% or more of your employer.

For IRAs, you must begin receiving withdrawals by April 1st of the calendar year following the calendar year in which you reach Age 70 1/2 even if you have not retired.

You (and after your death, your designated beneficiaries) generally do not have to take the required minimum distribution ("RMD") for 2009. If your first RMD would have been due by April 1, 2010, you are not required to take such distribution; however, your 2010 RMD is due by December 31, 2010. For after-death RMDs, the five year rule is applied without regard to calendar year 2009. For instance, for a contract owner who died in 2007, the five year period would end in 2013 instead of 2012. This RMD waiver does not apply if you are receiving Annuity Payments under your Contract. The RMD rules are complex, so consult with your tax advisor because the application of these rules to your particular circumstances may have been impacted by the 2009 RMD waiver.

In general the amount of required minimum distribution (including death benefit distributions discussed below) must be calculated separately with respect to each 403(b) arrangement, but then the aggregate amount of the required distribution may be taken under the tax law from any one or more of the participant's several 403(b) arrangements. Otherwise, you may not satisfy minimum distributions for an employer's qualified plan (i.e., 401(a), 403(b) and 457(b) with distributions from another qualified plan of the same or a different employer.

Complex rules apply to the calculation of these withdrawals. A tax penalty of 50% applies to withdrawals which should have been taken but were not. It is not clear whether income payments under a variable annuity will satisfy these rules. Consult your tax advisor prior to choosing a pay-out option.

In general the amount of required minimum distribution (including death benefit distributions discussed below) must be calculated separately with respect to each IRA or SEP IRA and each SIMPLE IRA, but then the aggregate amount of the required distribution may be generally taken under the tax law for the IRAs/SEP IRAs from any one or more of the taxpayer's IRAs/SEP IRAs. For SIMPLE IRAs, the aggregate amount of the required distribution may be taken from any one or more of the taxpayer's Simple IRAs.

In general, Income Tax regulations permit income payments to increase based not only with respect to the investment experience of the underlying funds but also with respect to actuarial gains. Additionally, these regulations permit payments under income annuities to increase due to a full withdrawal or to a partial withdrawal under certain circumstances.

Where made available, it is not clear whether the purchase or exercise of a withdrawal option after the first two years under a life contingent Income Annuity with a guarantee period where only the remaining guaranteed payments are reduced due to the withdrawal will satisfy minimum distribution requirements. Consult your tax advisor prior to purchase.

The regulations also require that the value of benefits under a deferred annuity including certain death benefits in excess of cash value must be added to the amount credited to your account in computing the amount required to be distributed over the applicable period. You should consult your own tax advisors as to how these rules affect your own Contract. We will provide you with additional information regarding the amount that is subject to minimum distribution under this rule.

If you intend to receive your minimum distributions which are payable over the joint lives of you and a beneficiary who is not your spouse (or over a period not exceeding the joint life expectancy of you and your non-spousal beneficiary), be advised that Federal tax rules may require that payments be made over a shorter period or may

                                     FFA-64
require that payments to the beneficiary be reduced after your death to meet the minimum distribution incidental benefit rules and avoid the 50% excise tax. Consult your tax advisor.

DEATH BENEFITS

The death benefit is taxable to the recipient in the same manner as if paid to the contract owner (under the rules for withdrawals or income payments, whichever is applicable).

Generally, if you die before required minimum distribution withdrawals have begun, we must make payment of your entire interest by December 31st of the year that is the fifth anniversary of your death or begin making payments over a period and in a manner allowed by the Code to your beneficiary by December 31st of the year after your death. Consult your tax advisor because the application of these rules to your particular circumstances may have been impacted by the 2009 RMD waiver (see Minimum Distribution Requirements section for additional information).

If your spouse is your beneficiary, and your Contract permits, your spouse may delay the start of these payments until December 31 of the year in which you would have reached age 70 1/2. Alternatively, if your spouse is your sole beneficiary and the Contract is an IRA, he or she may elect to rollover the death proceeds into his or her own IRA (or, if you meet certain requirements a Roth IRA and pay tax on the taxable portion of the death proceeds in the year of the rollover) and treat the IRA (or Roth IRA) as his or her own.

If your spouse is your beneficiary, your spouse may also be able to rollover the death proceeds into another eligible retirement plan in which he or she participates, if permitted under the receiving plan. Under federal tax rules, a same-sex spouse is treated as a non-spouse beneficiary.

If your spouse is not your beneficiary and your Contract permits, your beneficiary may also be able to rollover the death proceeds via a direct trustee-to-trustee transfer into an inherited IRA. However, such beneficiary may not treat the inherited IRA as his or her own IRA. Starting in 2010 certain employer plans (i.e. 401(a), 403(a), 403(b) and governmental 457 plans) are required to permit a non-spouse direct trustee-to-trustee rollover.

If you die after required distributions begin, payments of your entire remaining interest must be made in a manner and over a period as provided under the Code (and any applicable regulations).

If an IRA contract is issued in your name after your death for the benefit of your designated beneficiary with a purchase payment which is directly transferred to the Contract from another IRA or eligible retirement plan, the death benefit must continue to be distributed to your beneficiary's beneficiary in a manner at least as rapidly as the method of distribution in effect at the time of your beneficiary's death.

NON-QUALIFIED ANNUITIES

Purchase payments to Non-Qualified contracts are on an "after-tax" basis, so you only pay income taxes on your earnings. Generally, these earnings are taxed when received from the Contract.

Under the Code, withdrawals need not be made by a particular age. However, it is possible that the Internal Revenue Service may determine that the Deferred Annuity must be surrendered or income payments must commence by a certain age (e.g., 85 or older) or your Contract may require that you commence payments by a certain age.

Your Non-Qualified contract may be exchanged for another Non-Qualified annuity or a qualified long-term care contract under Section 1035 without paying income taxes if certain Code requirements are met. Once income payments have commenced, you may not be able to transfer withdrawals to another non-qualified contract or a qualified long-term care contract in a tax-free Section 1035 exchange.

The IRS recently issued guidance under which direct transfers of less than the entire account value from one non-qualified annuity to another non-qualified annuity ("partial exchange") on or after June 30, 2008, may be treated as a taxable withdrawal rather than a non-taxable exchange under certain circumstances. Such circumstances generally include situations where amounts are withdrawn or income payments are made from either contract involved in the partial exchange within a period of twelve months following transfers. Certain exceptions may apply. It is not clear whether this guidance applies to a partial exchange involving qualified long-term care contracts. Consult your own independent tax advisor prior to a partial exchange.


                                     FFA-65

Consult your tax advisor prior to changing the annuitant or prior to changing the date you determine to commence income payments if permitted under the terms of your Contract. It is conceivable that the IRS could consider such actions to be a taxable exchange of annuity contracts.

Where otherwise permitted under the Deferred Annuity, pledges, assignments and other types of transfers of all or a portion of your Account Balance generally result in the immediate taxation of the gain in your Deferred Annuity. This rule may not apply to certain transfers between spouses.

Deferred annuities issued after October 21, 1988 by the same insurance company or affiliates to an owner in the same year are combined for tax purposes. As a result, a greater portion of your withdrawals may be considered taxable income than you would otherwise expect.

When a non-natural person owns a Non-Qualified contract, the annuity will generally not be treated as an annuity for tax purposes and thus loses the benefit of tax deferral. Corporations and certain other entities are generally considered non-natural persons. However, an annuity owned by a non-natural person as agent for an individual will be treated as an annuity for tax purposes.

In those limited situations where the annuity is beneficially owned by a non-natural person and the annuity qualifies as such for Federal income tax purposes, the entity may have a limited ability to deduct interest expenses. Certain income annuities under section 72(u)(4) of the Code purchased with a single payment consisting of substantially equal periodic payments with an annuity starting date within 12 months of purchase may also be considered annuities for federal income tax purposes where owned by a non-natural person.

PURCHASE PAYMENTS

Although the Code does not limit the amount of your purchase payments, your Contract may limit them.

PARTIAL AND FULL WITHDRAWALS

Generally, when you (or your beneficiary in the case of a death benefit) make a partial withdrawal from your Non-Qualified annuity, the Code treats such a partial withdrawal as: first coming from earnings (and thus subject to income tax); and then from your purchase payments (which are not subject to income tax). This rule does not apply to payments made pursuant to an income pay-out option under your Contract. In the case of a full withdrawal, the withdrawn amounts are treated as first coming from your non-taxable return of purchase payment and then from a taxable payment of earnings.

Generally, once the total amount treated as a return of your purchase payment equals the amount of such purchase payment (reduced by any refund or guarantee feature as required by Federal tax law), all remaining withdrawals are fully taxable. If you die before the purchase payment is returned, the unreturned amount may be deductible on your final income tax return or deductible by your beneficiary if income payments continue after your death. We will tell you what your purchase payment was and whether a withdrawal includes a non-taxable return of your purchase payment.

INCOME PAYMENTS

Income payments are subject to an "exclusion ratio" or "excludable amount" which determines how much of each payment is treated as: a non-taxable return of your purchase payments and a taxable payment of earnings.

Income payments and amounts received on the exercise of a withdrawal or partial withdrawal option under your Non-Qualified Annuity may not be transferred in a tax-free exchange into another annuity contract or qualified long-term care contract. In accordance with our procedures, such amounts will instead be taxable under the rules for income payment or withdrawals, whichever is applicable.

Generally, once the total amount treated as a return of your purchase payment equals the amount of such purchase payment (reduced by any refund or guarantee feature as required by Federal tax law), all remaining income payments are fully taxable. If you die before the purchase payment is returned, the unreturned amount may be deductible on your final income tax return or deductible by your beneficiary if income payments continue after your death. We will tell you what your purchase payment was and to what extent an income payment includes a non-taxable return of your purchase payment.


                                     FFA-66

The IRS has not approved the use of an exclusion ratio or excludable amount when only part of an account balance is used to convert to income payments.

We will treat the application of less than your entire Account Balance under a Non-Qualified Contract to a pay-out option (taking an income annuity) as a taxable withdrawal for Federal income tax purposes and also as subject to the 10% penalty tax (if you are under age 59 1/2) in addition to ordinary income tax. We will then treat the amount of the withdrawal as the purchase price of an income annuity and tax report the income payments received under the rules for variable income annuities. Consult your tax attorney prior to partially annuitizing your Contract.

The IRS has not specifically approved the use of a method to calculate an excludable amount with respect to a variable income annuity where transfers/reallocations are permitted between investment divisions or from an investment division into a fixed option.

We generally will tell you how much of each income payment is a return of non-taxable purchase payments. We will determine such excludable amount for each income payment under the Contract as a whole by using the rules applicable to variable income payments in general (i.e., by dividing your after-tax purchase price, as adjusted for any refund or guarantee feature by the number of expected income payments from the appropriate IRS table). However, it is possible that the IRS could conclude that the taxable portion of income payments under a Non-Qualified Deferred Annuity is an amount greater (or lesser) than the taxable amount determined by us and reported by us to you and the IRS.

Generally, once the total amount treated as a non-taxable return of your purchase payment equals your purchase payment, then all remaining payments are fully taxable. We will withhold a portion of the taxable amount of your income payment for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code.

If the amount of income payments received in any calendar year is less than the excludable amount applicable to the year, the excess is not allowable as a deduction. However, you may generally elect the year in which to begin to apply this excess ratably to increase the excludable amount attributable to future years. Consult your tax advisor as to the details and consequences of making such election. Also, consult your tax advisor as to the tax treatment of any unrecovered after-tax cost in the year that the Contract terminates.

DEATH BENEFITS

The death benefit under an annuity is generally taxable to the recipient in the same manner as if paid to the contract owner (under the rules for withdrawals or income payments, whichever is applicable).

If you die before the annuity starting date, as defined under Treasury Regulations, payments must begin for a period and in a manner allowed by the Code (and any regulations thereunder) to your beneficiary within one year of the date of your death or, if not, payment of your entire interest in the Contract must be made within five years of the date of your death. If your spouse is your beneficiary, he or she may elect to continue as owner of the Contract.

If you die on or after the annuity starting date, as defined under Treasury Regulations, payments must continue to be made at least as rapidly as before your death in accordance with the income type selected.

If you die before all purchase payments are returned, the unreturned amount may be deductible on your final income tax return or excluded from income by your beneficiary if income payments continue after your death.

In the case of joint contract owners, the above rules will be applied on the death of any contract owner.

Where the contract owner is not a natural person, these rules will be applied on the death of any annuitant (or on the change in annuitant, if permitted under the Contract).

If death benefit payments are being made to your designated beneficiary and he/she dies prior to receiving the entire remaining interest in the Contract, such remaining interest will be paid out at least as rapidly as under the distribution method being used at the time of your designated beneficiary's death.

After your death, if your designated beneficiary dies prior to electing a method for the payment of the death benefit, the remaining interest in the Contract will be paid out in a lump sum. In all cases, such payments will be made within five years of the date of your death.


                                     FFA-67

DIVERSIFICATION

In order for your Non-Qualified Deferred Annuity to be considered an annuity contract for Federal income tax purposes, we must comply with certain diversification standards with respect to the investments underlying the Contract. We believe that we satisfy and will continue to satisfy these diversification standards. Inadvertent failure to meet these standards may be correctable. Failure to meet these standards would result in immediate taxation to contract owners of gains under their Contract.

INVESTOR CONTROL

In certain circumstances, owners of variable annuity contracts have been considered to be the owners of the assets of the underlying Separate Account for Federal Income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contract, such as the number of funds available and the flexibility of the contract owner to allocate premium payments and transfer amounts among the funding options have not been addressed in public rulings. While we believe that the Contract does not give the Contract owner investment control over Separate Account assets, we reserve the right to modify the Contract as necessary to prevent a contract owner from being treated as the owner of the Separate Account assets supporting the Contract.

CHANGES TO TAX RULES AND INTERPRETATIONS

Changes in applicable tax rules and interpretations can adversely affect the tax treatment of your Contract. These changes may take effect retroactively. Examples of changes that could create adverse tax consequences include:

     - Possible taxation of transfers/reallocations between investment divisions or transfers/reallocations from an investment division to the Fixed Account or Fixed Income Option.

     - Possible taxation as if you were the contract owner of your portion of the Separate Account's assets.

     - Possible limits on the number of funding options available or the frequency of transfers/reallocations among them.

We reserve the right to amend your Deferred Annuity where necessary to maintain its status as a variable annuity contract under Federal tax law and to protect you and other contract owners in the investment divisions from adverse tax consequences.

TAX SHELTERED ANNUITIES (ERISA AND NON-ERISA)

GENERAL

Tax Sheltered Annuities fall under sec.403(b) of the Code ("403(b) arrangements"), which provides certain tax benefits to eligible employees of public school systems and organizations that are tax exempt under sec.501(c)(3) of the Code.

In general contributions to sec.403(b) arrangements are subject to contribution limitations under sec.415(c) of the Code (the lesser of 100% of includable compensation or the applicable limit for the year).

On July 26, 2007, final 403(b) regulations were issued by the U.S. Treasury which will impact how we administer your 403(b) contract. In order to satisfy the 403(b) final regulations and prevent your contract from being subject to adverse tax consequences including potential penalties, contract exchanges after September 24, 2007 must, at a minimum, meet the following requirements: (1) the plan must allow the exchange, (2) the exchange must not result in a reduction in the participant or beneficiary's accumulated benefit, (3) the receiving contract includes distribution restrictions that are no less stringent than those imposed on the contract being exchanged, and (4) the employer enters into an agreement with the issuer of the receiving contract to provide information to enable the contract provider to comply with Code requirements. Such information would include details concerning severance from employment, hardship withdrawals, loans and tax basis. You should consult your tax or legal counsel for any advice relating to contract exchanges or any other matter relating to these regulations.


                                     FFA-68

WITHDRAWALS AND INCOME PAYMENTS

If you are under 59 1/2, you generally cannot withdraw money from your TSA contract unless the withdrawal:

     - Relates to purchase payments made prior to 1989 (and pre-1989 earnings on those purchase payments);

     -    Is directly transferred to another permissible investment under
          Section 403(b) arrangements;

     - Relates to amounts that are not salary reduction elective deferrals if your plan allows it;

     - Occurs after you die, have a severance from employment or become disabled (as defined by the Code);

     - Is for financial hardship (but only to the extent of purchase payments) if your plan allows it;

     - Is a distribution attributable to certain Tax Sheltered Annuity plan terminations if the conditions of the new income tax regulations are met;

     -    Relates to rollover or after-tax contributions; or

     - Is for the purchase of permissive service credit under a government defined benefit plan.

Recent income tax regulations also provide certain new restrictions on withdrawals of amounts from tax sheltered annuities that are not attributable to salary reduction contributions. Under these regulations, a Section 403(b) contract is permitted to distribute retirement benefits attributable to pre-tax contributions other than elective deferrals to the participant no earlier than upon the earlier of the participant's severance from employment or upon the prior occurrence of some event, such as after a fixed number of years, the attainment of a stated age, or disability.

DESIGNATED ROTH ACCOUNT FOR 403(B) PLANS

Employers that established and maintain a 403(b) plan ("the Plan") may also establish a Qualified Roth Contribution Program under Section 402A of the Code ("Designated Roth Accounts") to accept after tax contributions as part of the TSA plan. In accordance with our administrative procedures, we may permit these contributions to be made as purchase payments to a Section 403(b) Contract under the following conditions:

     - The employer maintaining the plan has demonstrated to our satisfaction that designated Roth Accounts are permitted under the Plan.

     - In accordance with our administrative procedures, the amount of elective deferrals has been irrevocably designated as an after-tax contribution to the Designated Roth Account.

     - All state regulatory approvals have been obtained to permit the Contract to accept such after-tax elective deferral contributions (and, where permitted under the Qualified Roth Contribution Program and the Contract, rollovers and trustee-to trustee transfers from other Designated Roth Accounts).

     - In accordance with our procedures and in a form satisfactory to us, we may accept rollovers from other funding vehicles under any Qualified Roth Contribution Program of the same type in which the employee participates as well as trustee-to-trustee transfers from other funding vehicles under the same Qualified Roth Contribution Program for which the participant is making elective deferral contributions to the Contract.

     - No other contribution types (including employer contributions, matching contributions, etc.) will be allowed as designated Roth contributions, unless they become permitted under the Code.

     - If permitted under the federal tax law, we may permit both pre-tax contributions under a 403(b) plan as well as after-tax contributions under that Plan's Qualified Roth Contribution Program to be made under the same Contract as well as rollover contributions and contributions by trustee-to-trustee transfers. In such cases, we will account separately for the designated Roth contributions and the earnings thereon from the contributions and earnings made under the pre-tax TSA plan (whether made as elective deferrals, rollover contributions or trustee-to-trustee transfers). As between the pre-tax or traditional Plan and the Qualified Roth Contribution Program, we will allocate any living benefits or death benefits provided under the Contract on a reasonable basis, as permitted under the tax law.


                                     FFA-69

     - We may refuse to accept contributions made as rollovers and trustee-to trustee transfers, unless we are furnished with a breakdown as between participant contributions and earnings at the time of the contribution.

You and your employer should consult your own tax and legal advisors prior to making or permitting contributions to be made to a Qualified Roth Contribution Program.

     - The IRS was given authority in the final Roth account regulations to issue additional guidance addressing the potential for improper transfers of value to Roth accounts due to the allocation of contract income, expenses, gains and losses. The IRS has not issued the additional guidance and, as a result, there is uncertainty regarding the status of Roth accounts and particularly Roth accounts under annuity contracts that allocate charges for guarantees. You should consult your tax or legal counsel for advice regarding Roth accounts and other matters relating to the final Roth account regulations.

LOANS

If your employer's plan and TSA Contract permit loans, such loans will be made only from any Fixed Interest Account balance and only up to certain limits. In that case, we credit your Fixed Interest Account balance up to the amount of the outstanding loan balance with a rate of interest that is less than the interest rate we charge for the loan.

The Code and applicable income tax regulations limit the amount that may be borrowed from your Contract and all your employer plans in the aggregate and also require that loans be repaid, at a minimum, in scheduled level payments over a proscribed term.

Your employer's plan and Contract will indicate whether loans are permitted. The terms of the loan are governed by the loan agreement and the Contract. Failure to satisfy loan limits under the Code or to make any scheduled payments according to the terms of your loan agreement and Federal tax law could have adverse tax consequences. Consult a tax advisor and read your loan agreement and Contract prior to taking any loan.

INDIVIDUAL RETIREMENT ANNUITIES

IRAS: TRADITIONAL IRA

The sale of a Contract for use with an IRA may be subject to special disclosure requirements of the IRS. Purchasers of a Contract for use with IRAs will be provided with supplemental information required by the IRS or other appropriate agency. A Contract issued in connection with an IRA may be amended as necessary to conform to the requirements of the Code.

IRA Contracts may not invest in life insurance. The Deferred Annuity offers death benefits and optional benefits that in some cases may exceed the greater of the purchase payments or the Account Balance, which could conceivably be characterized as life insurance.

The IRS has approved the form of the Traditional IRA endorsement for use with the Contract and certain riders, including riders providing for death benefits in excess of premiums paid. Please be aware that the IRA Contract issued to you may differ from the form of the Traditional IRA approved by the IRS because of several factors such as different riders and state insurance department requirements.

Generally, IRAs can accept deductible (or pre-tax) purchase payments. Deductible or pre-tax purchase payments will be taxed when distributed from the Contract.

You must be both the contract owner and the annuitant under the Contract. Your IRA annuity is not forfeitable and you may not transfer, assign or pledge it to someone else. You are not permitted to borrow from the Contract. You can transfer your IRA proceeds to a similar IRA, certain eligible retirement plans of an employer without incurring Federal income taxes if certain conditions are satisfied.

Consult your tax adviser prior to the purchase of the Contract as a Traditional IRA.


                                     FFA-70

TRADITIONAL IRA ANNUITIES

PURCHASE PAYMENTS

Purchase payments (except for permissible rollovers and direct transfers) are generally not permitted after the calendar year in which you attain age 69 1/2.

Except for permissible rollovers and direct transfers, purchase payments to Traditional IRAs for individuals under age 50 are limited to the lesser of 100% of compensation or the deductible amount established each year under the Code. A purchase payment up to the deductible amount can also be made for a non-working spouse provided the couple's compensation is at least equal to their aggregate contributions. Also, see IRS Publication 590 available at www.irs.gov.

     - Individuals age 50 or older can make an additional "catch-up" purchase payment (assuming the individual has sufficient compensation).

     - If you are an active participant in a retirement plan of an employer, your deductible contributions may be limited.

     - Purchase payments in excess of these amounts may be subject to a penalty tax.

     - These age and dollar limits do not apply to tax-free rollovers or transfers from other IRAs or other eligible retirement plans.

     - If certain conditions are met, you can change your Traditional IRA purchase payment to a Roth IRA before you file your income tax return (including filing extensions).

WITHDRAWALS AND INCOME PAYMENTS

Withdrawals (other than tax free transfers or rollovers to other individual retirement arrangements or eligible retirement plans) and income payments are included in income except for the portion that represents a return of non-deductible purchase payments. This portion is generally determined based on a ratio of all non-deductible purchase payments to the total values of all your Traditional IRAs. We will withhold a portion of the amount of your withdrawal for income taxes, unless you elect otherwise. The amount we withhold is determined by the Code. Also see general section titled "Withdrawals" above.

DEATH BENEFITS

The death benefit is taxable to the recipient in the same manner as if paid to the contract owner (under the rules for withdrawals or income payments, whichever is applicable).

Generally, if you die before required minimum distribution withdrawals have begun, we must make payment of your entire interest by December 31st of the year that is the fifth anniversary of your death or begin making payments over a period and in a manner allowed by the Code to your beneficiary by December 31st of the year after your death. Consult your tax advisor because the application of these rules to your particular circumstances may have been impacted by the 2009 RMD waiver (see Minimum Distribution Requirements section for additional information).

If your spouse is your beneficiary, and your Contract permits, your spouse may delay the start of these payments until December 31 of the year in which you would have reached age 70 1/2. Alternatively, if your spouse is your beneficiary, he or she may elect to continue as contract owner of the Contract.

If you die after required distributions begin, payments of your entire remaining interest must be made in a manner and over a period as provided under the Code (and any applicable regulations).

If the Contract is issued in your name after your death for the benefit of your designated beneficiary with a purchase payment which is directly transferred to the Contract from another IRA account or IRA annuity you owned, the death benefit must continue to be distributed to your beneficiary's beneficiary in a manner at least as rapidly as the method of distribution in effect at the time of your beneficiary's death.


                                     FFA-71

457(B) PLANS

GENERAL

457(b) plans are available to state or local governments and certain tax-exempt organizations as described in sec.457(b) and 457(e)(1) of the Code. The plans are not available for churches and qualified church-controlled organizations.

457(b) annuities maintained by a state or local government are for the exclusive benefit of plan participants and their beneficiaries. 457(b) annuities other than those maintained by state or local governments are solely the property of the employer and are subject to the claims of the employer's general creditors until they are "made available" to you.

WITHDRAWALS

Generally, because contributions are on a before-tax basis, withdrawals from your annuity are subject to income tax. Generally, monies in your Contract can not be "made available" to you until you reach age 70 1/2, leave your job (or your employer changes) or have an unforeseen emergency (as defined by the Code).

SPECIAL RULES

Special rules apply to certain non-governmental 457(b) plans deferring compensation from taxable years beginning before January 1, 1987 (or beginning later but based on an agreement in writing on August 16, 1986).

LOANS

In the case of a 457(b) plan maintained by a state or local government, the plan may permit loans. The Code and applicable income tax regulations limit the amount that may be borrowed from your 457(b) plan and all employer plans in the aggregate and also require that loans be repaid, at minimum, in scheduled level payments over a certain term.

Your 457(b) plan will indicate whether plan loans are permitted. The terms of the loan are governed by your loan agreement with the plan. Failure to satisfy loan limits under the Code or to make any scheduled payments according to the terms of your loan agreement and Federal tax law could have adverse tax consequences. Consult a tax advisor and read your loan agreement and Contract prior to taking any loan.

403(A)

GENERAL

The employer adopts a 403(a) plan as a qualified retirement plan to provide benefits to participating employees. The plan generally works in a similar manner to a corporate qualified retirement plan except that the 403(a) plan does not have a trust or a trustee.

See the "General" headings under Income Taxes for a brief description of the tax rules that apply to 403(a) annuities.

                                LEGAL PROCEEDINGS

--------------------------------------------------------------------------------

In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MLIDC to perform its contract with the Separate Account or of MetLife to meet its obligations under the Contracts.


                                     FFA-72

                                   APPENDIX A

--------------------------------------------------------------------------------

                                PREMIUM TAX TABLE

If you are a resident of one of the following jurisdictions, the percentage amount listed by that jurisdiction is the premium tax rate applicable to your Deferred Annuity or Income Annuity.

                                                   TSA         403(A)         PEDC             IRA        NON-QUALIFIED
                                                 DEFERRED     DEFERRED      DEFERRED        DEFERRED         DEFERRED
                                                   AND          AND            AND             AND             AND
                                                  INCOME       INCOME        INCOME          INCOME           INCOME
                                                ANNUITIES    ANNUITIES    ANNUITIES(1)    ANNUITIES(2)      ANNUITIES
                                                ---------    ---------    ------------    ------------    -------------
California..................................       0.5%         0.5%          2.35%           0.5%            2.35%
Florida(3)..................................       1.0%         1.0%           1.0%           1.0%             1.0%
Maine.......................................         --           --             --             --             2.0%
Nevada......................................         --           --             --             --             3.5%
Puerto Rico(4)..............................       1.0%         1.0%           1.0%           1.0%             1.0%
South Dakota(5).............................         --           --             --             --            1.25%
West Virginia...............................       1.0%         1.0%           1.0%           1.0%             1.0%
Wyoming.....................................         --           --             --             --             1.0%


---------
1 Premium tax rates applicable to Deferred Annuities and Income Annuities purchased under retirement plans of public employers meeting the requirements of Section 401(a) of the Code are included under the column heading "403(a) Deferred Annuities and Income Annuities."
2 Premium tax rates applicable to IRA Deferred Annuities and Income Annuities purchased for use in connection with individual retirement trust or custodial accounts meeting the requirements of sec.408(a) of the Code are included under the column headed "IRA Deferred and Income Annuities."
3 Annuity premiums are exempt from taxation provided the tax savings are passed back to the contract holders. Otherwise, they are taxable at 1%.
4 We will not deduct premium taxes paid by us to Puerto Rico from purchase payments, account balances, withdrawals, death benefits or income payments.
5 Special rate applies for large case annuity policies. Rate is 8/100 of 1% for that portion of the annuity considerations received on a contract exceeding $500,000 annually. Special rate on large case policies is not subject to retaliation.


                                     FFA-73

                      THIS PAGE INTENTIONALLY LEFT  BLANK.

                                  APPENDIX A-1

--------------------------------------------------------------------------------

                 ADDITIONAL INFORMATION REGARDING THE PORTFOLIOS

The Portfolios below were subject to a merger or name change. The chart identifies the former name and new name of each of these Portfolios.

PORTFOLIO MERGER

               FORMER PORTFOLIO                                NEW PORTFOLIO
---------------------------------------------  ---------------------------------------------
METROPOLITAN FUND                              MET INVESTORS FUND
  FI Mid Cap Opportunities Portfolio             Morgan Stanley Mid Cap Growth Portfolio


PORTFOLIO NAME CHANGES

                 FORMER NAME                                      NEW NAME
---------------------------------------------  ---------------------------------------------
MET INVESTORS FUND                             MET INVESTORS FUND
  Legg Mason Partners Aggressive Growth        Legg Mason ClearBridge Aggressive Growth
     Portfolio                                      Portfolio
  Met/AIM Small Cap Growth Portfolio           Invesco Small Cap Growth Portfolio
METROPOLITAN FUND                              METROPOLITAN FUND
  BlackRock Strategic Value Portfolio          Neuberger Berman Genesis Portfolio
CALVERT VARIABLE SERIES, INC.                  CALVERT VARIABLE SERIES, INC.
  Social Balanced Portfolio                    Calvert VP SRI Balanced Portfolio
  Social Mid Cap Growth Portfolio              Calvert VP SRI Mid Cap Growth Portfolio




                                     FFA-75

                      THIS PAGE INTENTIONALLY LEFT  BLANK.

                                   APPENDIX B

--------------------------------------------------------------------------------

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

This table shows fluctuations in the Accumulation Unit Values for Enhanced Preference Plus Deferred Annuities for each investment division from year end to year end. The information in this table has been derived from the Separate Account's full financial statements or other reports (such as the annual report).

                   ENHANCED PREFERENCE PLUS DEFERRED ANNUITIES


                                                      BEGINNING OF                    NUMBER OF
ENHANCED PREFERENCE PLUS ACCOUNT                          YEAR       END OF YEAR     ACCUMULATION
                                                      ACCUMULATION  ACCUMULATION  UNITS END OF YEAR
INVESTMENT DIVISION                             YEAR   UNIT VALUE    UNIT VALUE     (IN THOUSANDS)
--------------------------------                ----  ------------  ------------  -----------------
American Funds Balanced Allocation
  Division(d).................................  2008      10.00          7.03              32
                                                2009       7.03          9.01              93

American Funds Bond Division -- Class 2(o)....  2006      15.44         16.26              20
                                                2007      16.26         16.64             181
                                                2008      16.64         14.94             164
                                                2009      14.94         16.67             169

American Funds Global Small Capitalization
  Division -- Class 2(f)......................  2001      15.08         13.77              13
                                                2002      13.77         11.04              46
                                                2003      11.04         16.80             170
                                                2004      16.80         20.11             363
                                                2005      20.11         24.98             443
                                                2006      24.98         30.70             743
                                                2007      30.70         36.92             869
                                                2008      36.92         17.00             820
                                                2009      17.00         27.16             861

American Funds Growth Allocation Division(d)..  2008       9.99          6.37              24
                                                2009       6.37          8.47              79

American Funds Growth Division -- Class 2(f)..  2001     145.96        124.55              13
                                                2002     124.55         93.21              68
                                                2003      93.21        126.32             117
                                                2004     126.32        140.76             178
                                                2005     140.76        162.02             168
                                                2006     162.02        176.90             259
                                                2007     176.90        196.86             274
                                                2008     196.86        109.26             286
                                                2009     109.26        150.89             304


                                     FFA-77

                                                      BEGINNING OF                    NUMBER OF
ENHANCED PREFERENCE PLUS ACCOUNT                          YEAR       END OF YEAR     ACCUMULATION
                                                      ACCUMULATION  ACCUMULATION  UNITS END OF YEAR
INVESTMENT DIVISION                             YEAR   UNIT VALUE    UNIT VALUE     (IN THOUSANDS)
--------------------------------                ----  ------------  ------------  -----------------

American Funds Growth-Income Division -- Class
  2(f)........................................  2001      95.64         92.64              11
                                                2002      92.64         74.93              72
                                                2003      74.93         98.30             174
                                                2004      98.30        107.47             302
                                                2005     107.47        112.67             284
                                                2006     112.67        128.59             317
                                                2007     128.59        133.79             340
                                                2008     133.79         82.37             337
                                                2009      82.37        107.09             328

American Funds Moderate Allocation
  Division(d).................................  2008      10.01          7.70              23
                                                2009       7.70          9.42              63

Artio International Stock Division (formerly
  Julius Baer International Stock Division)...  2000      18.95         16.88           1,096
                                                2001      16.88         13.27           1,162
                                                2002      13.27         10.85           1,006
                                                2003      10.85         13.76             965
                                                2004      13.76         16.11             904
                                                2005      16.11         18.83           1,179
                                                2006      18.83         21.73           1,262
                                                2007      21.73         23.75           1,095
                                                2008      23.75         13.14           1,021
                                                2009      13.14         15.91             971

Barclays Capital Aggregate Bond Index Division
  (formerly Lehman Brothers(R) Aggregate Bond
  Index Division) ............................  2000       9.89         10.91             271
                                                2001      10.91         11.61             844
                                                2002      11.61         12.68             809
                                                2003      12.68         13.02             978
                                                2004      13.02         13.42           1,171
                                                2005      13.42         13.57           1,266
                                                2006      13.57         14.00           1,651
                                                2007      14.00         14.82           1,753
                                                2008      14.82         15.56           1,497
                                                2009      15.56         16.21           1,549


                                     FFA-78

                                                      BEGINNING OF                    NUMBER OF
ENHANCED PREFERENCE PLUS ACCOUNT                          YEAR       END OF YEAR     ACCUMULATION
                                                      ACCUMULATION  ACCUMULATION  UNITS END OF YEAR
INVESTMENT DIVISION                             YEAR   UNIT VALUE    UNIT VALUE     (IN THOUSANDS)
--------------------------------                ----  ------------  ------------  -----------------

BlackRock Aggressive Growth Division..........  2000      56.51         51.71           1,852
                                                2001      51.71         39.05           1,971
                                                2002      39.05         27.57           1,655
                                                2003      27.57         38.45           1,590
                                                2004      38.45         43.03           1,507
                                                2005      43.03         47.18           1,356
                                                2006      47.18         49.89           1,235
                                                2007      49.89         59.58           1,096
                                                2008      59.58         32.03           1,008
                                                2009      32.03         47.42             941

BlackRock Bond Income Division(b).............  2000      34.37         37.87             475
                                                2001      37.87         40.64             562
                                                2002      40.64         43.61             502
                                                2003      43.61         45.72             465
                                                2004      45.72         47.30             430
                                                2005      47.30         47.99             428
                                                2006      47.99         49.64             435
                                                2007      49.64         52.26             448
                                                2008      52.26         49.99             394
                                                2009      49.99         54.21             367

BlackRock Diversified Division................  2000      42.84         42.88           1,337
                                                2001      42.88         39.79           1,462
                                                2002      39.79         33.95           1,149
                                                2003      33.95         40.54           1,085
                                                2004      40.54         43.58           1,016
                                                2005      43.58         44.49             919
                                                2006      44.49         48.71             975
                                                2007      48.71         51.10             899
                                                2008      51.10         38.07             798
                                                2009      38.07         44.23             751

BlackRock Large Cap Core Division* ...........  2007      85.63         86.77             758
                                                2008      86.77         54.05             654
                                                2009      54.05         63.94             604


                                     FFA-79

                                                      BEGINNING OF                    NUMBER OF
ENHANCED PREFERENCE PLUS ACCOUNT                          YEAR       END OF YEAR     ACCUMULATION
                                                      ACCUMULATION  ACCUMULATION  UNITS END OF YEAR
INVESTMENT DIVISION                             YEAR   UNIT VALUE    UNIT VALUE     (IN THOUSANDS)
--------------------------------                ----  ------------  ------------  -----------------

BlackRock Large Cap Division (formerly
  BlackRock Investment Trust)(a)..............  2000      89.40         83.10           1,342
                                                2001      83.10         68.31           1,374
                                                2002      68.31         49.99           1,145
                                                2003      49.99         64.49           1,097
                                                2004      64.49         70.82           1,011
                                                2005      70.82         72.67             905
                                                2006      72.67         82.15             829
                                                2007      82.15         86.35               0

BlackRock Large Cap Value Division -- Class
  E(h)........................................  2002      10.00          7.94               2
                                                2003       7.94         10.66              22
                                                2004      10.66         11.96              69
                                                2005      11.96         12.53              88
                                                2006      12.53         14.79             262
                                                2007      14.79         15.13             317
                                                2008      15.13          9.73             312
                                                2009       9.73         10.72             309

BlackRock Legacy Large Cap Growth
  Division -- Class E(j)......................  2004      10.07         11.08              12
                                                2005      11.08         11.73               9
                                                2006      11.73         12.08              50
                                                2007      12.08         14.19              66
                                                2008      14.19          8.90              89
                                                2009       8.90         12.05             125

BlackRock Legacy Large Cap Growth
  Division -- Class E (formerly FI Large Cap
  Division -- Class E)(o)(p)..................  2006      18.03         18.30               3
                                                2007      18.30         18.81               5
                                                2008      18.81         10.27              14
                                                2009      10.27         10.72               0

BlackRock Strategic Value Division(e).........  2000      10.00         12.26              69
                                                2001      12.26         14.09             443
                                                2002      14.09         10.98             769
                                                2003      10.98         16.33             943
                                                2004      16.33         18.66           1,133
                                                2005      18.66         19.25             990
                                                2006      19.25         22.26           1,299
                                                2007      22.26         21.29           1,187
                                                2008      21.29         12.99           1,045
                                                2009      12.99         14.56             922


                                     FFA-80

                                                      BEGINNING OF                    NUMBER OF
ENHANCED PREFERENCE PLUS ACCOUNT                          YEAR       END OF YEAR     ACCUMULATION
                                                      ACCUMULATION  ACCUMULATION  UNITS END OF YEAR
INVESTMENT DIVISION                             YEAR   UNIT VALUE    UNIT VALUE     (IN THOUSANDS)
--------------------------------                ----  ------------  ------------  -----------------

Calvert Social Balanced Division..............  2000      26.01         24.96             537
                                                2001      24.96         23.01             622
                                                2002      23.01         20.02             496
                                                2003      20.02         23.66             497
                                                2004      23.66         25.37             458
                                                2005      25.37         26.56             306
                                                2006      26.56         28.62             291
                                                2007      28.62         29.13             265
                                                2008      29.13         19.81             228
                                                2009      19.81         24.59             203

Calvert Social Mid Cap Growth Division........  2000      28.04         30.98             393
                                                2001      30.98         26.95             501
                                                2002      26.95         19.16             388
                                                2003      19.16         24.99             403
                                                2004      24.99         27.07             359
                                                2005      27.07         26.92             466
                                                2006      26.92         28.51             419
                                                2007      28.51         31.11             395
                                                2008      31.11         19.35             377
                                                2009      19.35         25.31             370

Clarion Global Real Estate Division  - Class
  E(j)........................................  2004       9.99         12.88              70
                                                2005      12.88         14.48             160
                                                2006      14.48         19.74             464
                                                2007      19.74         16.65             399
                                                2008      16.65          9.61             415
                                                2009       9.61         12.85             423

Davis Venture Value Division(e)...............  2000      30.70         31.35              22
                                                2001      31.35         27.59             100
                                                2002      27.59         22.86             159
                                                2003      22.86         29.64             224
                                                2004      29.64         32.99             329
                                                2005      32.99         36.04             326
                                                2006      36.04         40.91             470
                                                2007      40.91         42.38             486
                                                2008      42.38         25.46             473
                                                2009      25.46         33.29             451


                                     FFA-81

                                                      BEGINNING OF                    NUMBER OF
ENHANCED PREFERENCE PLUS ACCOUNT                          YEAR       END OF YEAR     ACCUMULATION
                                                      ACCUMULATION  ACCUMULATION  UNITS END OF YEAR
INVESTMENT DIVISION                             YEAR   UNIT VALUE    UNIT VALUE     (IN THOUSANDS)
--------------------------------                ----  ------------  ------------  -----------------

FI Mid Cap Opportunities Division.............  2000      38.17         26.00           3,856
                                                2001      26.00         16.14           4,759
                                                2002      16.14         11.35           4,044
                                                2003      11.35         15.13           4,103
                                                2004      15.13         17.57           3,924
                                                2005      17.57         18.61           3,336
                                                2006      18.61         20.62           3,690
                                                2007      20.62         22.13           3,422
                                                2008      22.13          9.80           3,029
                                                2009       9.80         12.99           2,939

FI Value Leaders Division -- Class E(h).......  2002      23.68         19.59               1
                                                2003      19.59         24.59               7
                                                2004      24.59         27.67              17
                                                2005      27.67         30.29              41
                                                2006      30.29         33.54              62
                                                2007      33.54         34.57              64
                                                2008      34.57         20.87              58
                                                2009      20.87         25.16              54

Fidelity Equity-Income Division...............  2000      35.46         38.08           3,447
                                                2001      38.08         35.85           3,875
                                                2002      35.85         29.49           3,261
                                                2003      29.49         38.08           3,145
                                                2004      38.08         42.07           2,736
                                                2005      42.07         44.11           2,814
                                                2006      44.11         52.52           2,516
                                                2007      52.52         52.82           2,280
                                                2008      52.82         30.00           1,908
                                                2009      30.00         38.70           1,765

Fidelity Growth Division......................  2000      55.12         48.60               0
                                                2001      48.60         39.64           5,050
                                                2002      39.64         27.45           4,184
                                                2003      27.45         36.12           4,102
                                                2004      36.12         36.99           3,694
                                                2005      36.99         38.77           3,645
                                                2006      38.77         41.03           3,115
                                                2007      41.03         51.61           2,815
                                                2008      51.61         27.01           2,438
                                                2009      27.01         34.32           2,292


                                     FFA-82

                                                      BEGINNING OF                    NUMBER OF
ENHANCED PREFERENCE PLUS ACCOUNT                          YEAR       END OF YEAR     ACCUMULATION
                                                      ACCUMULATION  ACCUMULATION  UNITS END OF YEAR
INVESTMENT DIVISION                             YEAR   UNIT VALUE    UNIT VALUE     (IN THOUSANDS)
--------------------------------                ----  ------------  ------------  -----------------

Fidelity Investment Grade Bond Division.......  2000      16.51         18.19             615
                                                2001      18.19         19.54             895
                                                2002      19.54         21.36             911
                                                2003      21.36         22.16             908
                                                2004      22.16         22.93             803
                                                2005      22.93         23.22             895
                                                2006      23.22         24.00             809
                                                2007      24.00         24.80             841
                                                2008      24.80         23.77             730
                                                2009      23.77         27.25             794

Fidelity Overseas Division(q).................  2000      28.03         22.46           1,427
                                                2001      22.46         17.54           1,470
                                                2002      17.54         13.85           1,203
                                                2003      13.85         19.67           1,172
                                                2004      19.67         22.14           1,164
                                                2005      22.14         26.12           1,303
                                                2006      26.12         30.55           1,300
                                                2007      30.55         35.50           1,276
                                                2008      35.50         19.76               0
                                                2009      19.76         24.77               0

Harris Oakmark International Division -- Class
  E(h)........................................  2002      10.62          8.88               0
                                                2003       8.88         11.90              25
                                                2004      11.90         14.22             147
                                                2005      14.22         16.10             296
                                                2006      16.10         20.57             634
                                                2007      20.57         20.18             664
                                                2008      20.18         11.82             563
                                                2009      11.82         18.19             652

Janus Forty Division -- Class E(c)............  2007     167.63        206.42               3
                                                2008     206.42        118.71              20
                                                2009     118.71        168.16              30

Jennison Growth Division......................  2005       4.18          5.06             317
                                                2006       5.06          5.15             416
                                                2007       5.15          5.70             431
                                                2008       5.70          3.59             460
                                                2009       3.59          4.98             477


                                     FFA-83

                                                      BEGINNING OF                    NUMBER OF
ENHANCED PREFERENCE PLUS ACCOUNT                          YEAR       END OF YEAR     ACCUMULATION
                                                      ACCUMULATION  ACCUMULATION  UNITS END OF YEAR
INVESTMENT DIVISION                             YEAR   UNIT VALUE    UNIT VALUE     (IN THOUSANDS)
--------------------------------                ----  ------------  ------------  -----------------

Jennison Growth Division (formerly Met/Putnam
  Voyager Division)(e)(k).....................  2000       9.82          7.25              41
                                                2001       7.25          4.97             179
                                                2002       4.97          3.50             220
                                                2003       3.50          4.36             299
                                                2004       4.36          4.53             312
                                                2005       4.53          4.14             280

Lazard Mid Cap Division -- Class E(h).........  2002      11.43          9.73               2
                                                2003       9.73         12.18              18
                                                2004      12.18         13.81              72
                                                2005      13.81         14.81              78
                                                2006      14.81         16.83              98
                                                2007      16.83         16.23             119
                                                2008      16.23          9.93             121
                                                2009       9.93         13.47             117

Legg Mason Partners Aggressive Growth Division
  (formerly Janus Aggressive Growth
  Division)(f)(i).............................  2001      10.03          7.79              59
                                                2002       7.79          5.36              84
                                                2003       5.36          6.87             157
                                                2004       6.87          7.41             215
                                                2005       7.41          8.36             214
                                                2006       8.36          8.15             353
                                                2007       8.15          8.28             331
                                                2008       8.28          5.00             318
                                                2009       5.00          6.62             340

Legg Mason Value Equity(m)....................  2006       9.82         10.57             100
                                                2007      10.57          9.87             108
                                                2008       9.87          4.45             118
                                                2009       4.45          6.08             123

Legg Mason Value Equity (formerly MFS(R)
  Investors Trust Division)(f)................  2001       9.45          8.41               6
                                                2002       8.41          6.65              16
                                                2003       6.65          8.03              33
                                                2004       8.03          8.85              71
                                                2005       8.85          9.41              57
                                                2006       9.41          9.87              59


                                     FFA-84

                                                      BEGINNING OF                    NUMBER OF
ENHANCED PREFERENCE PLUS ACCOUNT                          YEAR       END OF YEAR     ACCUMULATION
                                                      ACCUMULATION  ACCUMULATION  UNITS END OF YEAR
INVESTMENT DIVISION                             YEAR   UNIT VALUE    UNIT VALUE     (IN THOUSANDS)
--------------------------------                ----  ------------  ------------  -----------------

Loomis Sayles Small Cap Core Division
  (formerly Loomis Sayles Small Cap
  Division)(e)................................  2000      26.26         26.03              14
                                                2001      26.03         23.51              47
                                                2002      23.51         18.27              63
                                                2003      18.27         24.70              91
                                                2004      24.70         28.47             103
                                                2005      28.47         30.16              94
                                                2006      30.16         34.86             155
                                                2007      34.86         38.64             179
                                                2008      38.64         24.54             176
                                                2009      24.54         31.66             183

Loomis Sayles Small Cap Growth Division
  (formerly Franklin Templeton Small Cap
  Growth Division)(f).........................  2001      10.00          8.82              25
                                                2002       8.82          6.30              50
                                                2003       6.30          9.05             108
                                                2004       9.05          9.99             119
                                                2005       9.99         10.36             126
                                                2006      10.36         11.29             205
                                                2007      11.29         11.69             186
                                                2008      11.69          6.81             195
                                                2009       6.81          8.77             186

Lord Abbett Bond Debenture Division(g) .......  2000      11.26         11.05             241
                                                2001      11.05         10.80             298
                                                2002      10.80         10.83             254
                                                2003      10.83         12.83             271
                                                2004      12.83         13.78             341
                                                2005      13.78         13.90             408
                                                2006      13.90         15.05             562
                                                2007      15.05         15.93             647
                                                2008      15.93         12.88             617
                                                2009      12.88         17.49             629

Met/AIM Small Cap Growth Division -- Class
  E(h)........................................  2002      11.26          8.54               1
                                                2003       8.54         11.76              20
                                                2004      11.76         12.42              29
                                                2005      12.42         13.34              29
                                                2006      13.34         15.10              53
                                                2007      15.10         16.63              57
                                                2008      16.63         10.10              62
                                                2009      10.10         13.40              75


                                     FFA-85

                                                      BEGINNING OF                    NUMBER OF
ENHANCED PREFERENCE PLUS ACCOUNT                          YEAR       END OF YEAR     ACCUMULATION
                                                      ACCUMULATION  ACCUMULATION  UNITS END OF YEAR
INVESTMENT DIVISION                             YEAR   UNIT VALUE    UNIT VALUE     (IN THOUSANDS)
--------------------------------                ----  ------------  ------------  -----------------

Met/Artisan Mid Cap Value Division (formerly
  Harris Oakmark Focused Value Division)(f)...  2001      24.53         27.50             112
                                                2002      27.50         24.83             267
                                                2003      24.83         32.63             352
                                                2004      32.63         35.53             451
                                                2005      35.53         38.71             559
                                                2006      38.71         43.13             558
                                                2007      43.13         39.80             484
                                                2008      39.80         21.28             431
                                                2009      21.28         29.85             419

Met/Franklin Income Division -- Class B(d)....  2008       9.99          8.01              10
                                                2009       8.01         10.14              24

Met/Franklin Mutual Shares Division -- Class
  B(d)........................................  2008       9.99          6.62               3
                                                2009       6.62          8.19              26

Met/Franklin Templeton Founding Strategy
  Division -- Class B(d)......................  2008       9.99          7.05               3
                                                2009       7.05          8.98              14

Met/Templeton Growth Division -- Class B(d)...  2008       9.99          6.59               8
                                                2009       6.59          8.65              20

MetLife Mid Cap Stock Index Division(e).......  2000      10.00         10.63             111
                                                2001      10.63         10.41             340
                                                2002      10.41          8.77             522
                                                2003       8.77         11.73             738
                                                2004      11.73         13.48             811
                                                2005      13.48         14.99             872
                                                2006      14.99         16.35           1,291
                                                2007      16.35         17.46           1,299
                                                2008      17.46         11.04           1,269
                                                2009      11.04         14.98           1,296

MetLife Stock Index Division..................  2000      49.39         44.36           5,783
                                                2001      44.36         38.60           6,497
                                                2002      38.60         29.69           5,609
                                                2003      29.69         37.71           5,667
                                                2004      37.71         41.29           5,517
                                                2005      41.29         42.80           4,020
                                                2006      42.80         48.96           4,043
                                                2007      48.96         51.03           3,746
                                                2008      51.03         31.80           3,367
                                                2009      31.80         39.76           3,167


                                     FFA-86

                                                      BEGINNING OF                    NUMBER OF
ENHANCED PREFERENCE PLUS ACCOUNT                          YEAR       END OF YEAR     ACCUMULATION
                                                      ACCUMULATION  ACCUMULATION  UNITS END OF YEAR
INVESTMENT DIVISION                             YEAR   UNIT VALUE    UNIT VALUE     (IN THOUSANDS)
--------------------------------                ----  ------------  ------------  -----------------

MFS(R) Research International Division(f).....  2001      10.00          8.74               8
                                                2002       8.74          7.66              31
                                                2003       7.66         10.04              65
                                                2004      10.04         11.90             122
                                                2005      11.90         13.77             158
                                                2006      13.77         17.31             383
                                                2007      17.31         19.48             428
                                                2008      19.48         11.14           2,486
                                                2009      11.14         14.56           2,360

MFS(R) Total Return Division(j)...............  2004      33.30         36.38           1,276
                                                2005      36.38         37.16           1,466
                                                2006      37.16         41.31           1,337
                                                2007      41.31         42.71           1,233
                                                2008      42.71         32.94           1,056
                                                2009      32.94         38.70             960

MFS(R) Value Division (formerly Harris Oakmark
  Large Cap Value Division)...................  2000       8.96          9.98             126
                                                2001       9.98         11.70             661
                                                2002      11.70          9.95             748
                                                2003       9.95         12.37             940
                                                2004      12.37         13.65           1,269
                                                2005      13.65         13.33           1,123
                                                2006      13.33         15.60           1,335
                                                2007      15.60         14.87           1,284
                                                2008      14.87          9.80           1,059
                                                2009       9.80         11.73           1,035

Morgan Stanley EAFE(R) Index Division.........  2000      13.35         11.31             301
                                                2001      11.31          8.77             639
                                                2002       8.77          7.24             672
                                                2003       7.24          9.87             882
                                                2004       9.87         11.70             983
                                                2005      11.70         13.13           1,045
                                                2006      13.13         16.35           1,481
                                                2007      16.35         17.95           1,506
                                                2008      17.95         10.30           1,490
                                                2009      10.30         13.13           1,526


                                     FFA-87

                                                      BEGINNING OF                    NUMBER OF
ENHANCED PREFERENCE PLUS ACCOUNT                          YEAR       END OF YEAR     ACCUMULATION
                                                      ACCUMULATION  ACCUMULATION  UNITS END OF YEAR
INVESTMENT DIVISION                             YEAR   UNIT VALUE    UNIT VALUE     (IN THOUSANDS)
--------------------------------                ----  ------------  ------------  -----------------

Neuberger Berman Mid Cap Value Division.......  2000      12.50         15.88             329
                                                2001      15.88         15.33             500
                                                2002      15.33         13.73             532
                                                2003      13.73         18.57             634
                                                2004      18.57         22.60             878
                                                2005      22.60         25.14             942
                                                2006      25.14         27.76           1,116
                                                2007      27.76         28.44           1,072
                                                2008      28.44         14.83             963
                                                2009      14.83         21.76             961

Oppenheimer Capital Appreciation
  Division -- Class E(n)......................  2005      10.02         10.93               3
                                                2006      10.93         11.66              31
                                                2007      11.66         13.22              48
                                                2008      13.22          7.08              59
                                                2009       7.08         10.09              74

Oppenheimer Global Equity Division............  2000      15.49         15.09             757
                                                2001      15.09         12.55             967
                                                2002      12.55         10.44             805
                                                2003      10.44         13.49             849
                                                2004      13.49         15.55             829
                                                2005      15.55         17.91           1,404
                                                2006      17.91         20.68           1,700
                                                2007      20.68         21.82           1,597
                                                2008      21.82         12.89           1,449
                                                2009      12.89         17.92           1,379

PIMCO Inflation Protected Bond Division(o)....  2006      11.17         11.32              11
                                                2007      11.32         12.43              42
                                                2008      12.43         11.49             328
                                                2009      11.49         13.45             478

PIMCO Total Return Division(f)................  2001      10.00         10.56              78
                                                2002      10.56         11.47             342
                                                2003      11.47         11.87             667
                                                2004      11.87         12.38             932
                                                2005      12.38         12.56             978
                                                2006      12.56         13.04           1,318
                                                2007      13.04         13.93           1,307
                                                2008      13.93         13.89           1,436
                                                2009      13.89         16.29           1,580


                                     FFA-88

                                                      BEGINNING OF                    NUMBER OF
ENHANCED PREFERENCE PLUS ACCOUNT                          YEAR       END OF YEAR     ACCUMULATION
                                                      ACCUMULATION  ACCUMULATION  UNITS END OF YEAR
INVESTMENT DIVISION                             YEAR   UNIT VALUE    UNIT VALUE     (IN THOUSANDS)
--------------------------------                ----  ------------  ------------  -----------------

RCM Technology Division(f)....................  2001      10.00          7.45              21
                                                2002       7.45          3.65              45
                                                2003       3.65          5.70             330
                                                2004       5.70          5.41             214
                                                2005       5.41          5.97             188
                                                2006       5.97          6.23             274
                                                2007       6.23          8.13             474
                                                2008       8.13          4.49             358
                                                2009       4.49          7.08             395

Russell 2000(R) Index Division................  2000      12.80         12.20             418
                                                2001      12.20         12.19             700
                                                2002      12.19          9.60             724
                                                2003       9.60         13.90             915
                                                2004      13.90         16.21           1,177
                                                2005      16.21         16.78             955
                                                2006      16.78         19.61           1,305
                                                2007      19.61         19.13           1,234
                                                2008      19.13         12.60           1,191
                                                2009      12.60         15.73           1,207

SSgA Growth ETF Division -- Class E (formerly
  Cyclical Growth ETF Division  -- Class
  E)(o).......................................  2006      10.74         11.50              12
                                                2007      11.50         12.04              51
                                                2008      12.04          8.00              64
                                                2009       8.00         10.25              75

SSgA Growth & Income ETF Division  -- Class E
  (formerly Cyclical Growth and Income ETF
  Division  -- Class E)(o)....................  2006      10.54         11.23               3
                                                2007      11.23         11.74              16
                                                2008      11.74          8.72              16
                                                2009       8.72         10.80              31

T. Rowe Price Large Cap Growth Division.......  2000      13.33         13.14             445
                                                2001      13.14         11.72             631
                                                2002      11.72          8.91             515
                                                2003       8.91         11.55             637
                                                2004      11.55         12.58             690
                                                2005      12.58         13.28             666
                                                2006      13.28         14.90             883
                                                2007      14.90         16.14             844
                                                2008      16.14          9.29             777
                                                2009       9.29         13.20             783


                                     FFA-89

                                                      BEGINNING OF                    NUMBER OF
ENHANCED PREFERENCE PLUS ACCOUNT                          YEAR       END OF YEAR     ACCUMULATION
                                                      ACCUMULATION  ACCUMULATION  UNITS END OF YEAR
INVESTMENT DIVISION                             YEAR   UNIT VALUE    UNIT VALUE     (IN THOUSANDS)
--------------------------------                ----  ------------  ------------  -----------------

T. Rowe Price Mid Cap Growth Division(f)......  2001      10.00          8.44              44
                                                2002       8.44          4.68             129
                                                2003       4.68          6.36             267
                                                2004       6.36          7.44             458
                                                2005       7.44          8.47             544
                                                2006       8.47          8.94             857
                                                2007       8.94         10.44             939
                                                2008      10.44          6.24             916
                                                2009       6.24          9.02             959

T. Rowe Price Small Cap Growth Division.......  2000      15.31         13.79           1,493
                                                2001      13.79         12.42           1,874
                                                2002      12.42          9.02           1,748
                                                2003       9.02         12.59           1,849
                                                2004      12.59         13.86           1,688
                                                2005      13.86         15.24           1,483
                                                2006      15.24         15.68           1,799
                                                2007      15.68         17.07           1,624
                                                2008      17.07         10.78           1,479
                                                2009      10.78         14.85           1,453

Western Asset Management Strategic Bond
  Opportunities Division(f)...................  2001      16.05         16.56               4
                                                2002      16.56         17.98              37
                                                2003      17.98         20.06              96
                                                2004      20.06         21.18             183
                                                2005      21.18         21.58             178
                                                2006      21.58         22.46             252
                                                2007      22.46         23.14             278
                                                2008      23.14         19.48             248
                                                2009      19.48         25.52             271

Western Asset Management U.S. Government
  Division(f).................................  2001      14.83         15.39              58
                                                2002      15.39         16.46             165
                                                2003      16.46         16.58             183
                                                2004      16.58         16.92             203
                                                2005      16.92         17.05             196
                                                2006      17.05         17.59             275
                                                2007      17.59         18.18             326
                                                2008      18.18         17.95             348
                                                2009      17.95         18.55             320


                                     FFA-90

                                                      BEGINNING OF                    NUMBER OF
ENHANCED PREFERENCE PLUS ACCOUNT                          YEAR       END OF YEAR     ACCUMULATION
                                                      ACCUMULATION  ACCUMULATION  UNITS END OF YEAR
INVESTMENT DIVISION                             YEAR   UNIT VALUE    UNIT VALUE     (IN THOUSANDS)
--------------------------------                ----  ------------  ------------  -----------------

MetLife Aggressive Allocation Division(n).....  2005       9.99         11.20              11
                                                2006      11.20         12.87             171
                                                2007      12.87         13.20             336
                                                2008      13.20          7.80             526
                                                2009       7.80         10.20             723

MetLife Conservative Allocation Division(n)...  2005       9.99         10.34              15
                                                2006      10.34         10.99              75
                                                2007      10.99         11.51             297
                                                2008      11.51          9.79             332
                                                2009       9.79         11.71             380

MetLife Conservative to Moderate Allocation
  Division(n).................................  2005       9.99         10.57              33
                                                2006      10.57         11.49             223
                                                2007      11.49         11.96             430
                                                2008      11.96          9.31             529
                                                2009       9.31         11.44             691

MetLife Moderate Allocation Division(n).......  2005       9.99         10.79             117
                                                2006      10.79         11.99             589
                                                2007      11.99         12.42           1,302
                                                2008      12.42          8.80           1,718
                                                2009       8.80         11.06           2,113

MetLife Moderate to Aggressive Allocation
  Division(n).................................  2005       9.99         11.02              51
                                                2006      11.02         12.50             574
                                                2007      12.50         12.90           1,213
                                                2008      12.90          8.31           1,607
                                                2009       8.31         10.65           2,142




---------
Notes:
a     Inception Date: July 5, 2000.
b     Inception Date: April 30, 2007.
c The assets of State Street Research Income Division were merged into this investment division on April 29, 2002. Accumulation unit values prior to April 29, 2002 are those of State Street Research Income Division.
d The assets of Loomis Sayles High Yield Bond Division were merged into this investment division on April 29, 2002. Accumulation unit values prior to April 29, 2002 are those of Loomis Sayles High Yield Bond Division.
e     Inception Date: April 28, 2008.
f     Inception Date: May 1, 2002.
g The assets of the Janus Growth Division were merged into the Janus Aggressive Growth Division on April 28, 2003. Accumulation unit values prior to April 28, 2003 are those of Janus Growth Division.
h     Inception Date: May 1, 2001.
i The investment division with the name FI Mid Cap Opportunities was merged into the Janus Mid Cap Division prior to the opening of business on May 3, 2004 and was renamed FI Mid Cap Opportunities. The investment division with the name FI Mid Cap Opportunities on April 30, 2004 ceased to exist. The Accumulation unit values history prior to May 1, 2004 is that of the Janus Mid Cap Division.
j The assets in Met/Putnam Voyager investment division were merged into Jennison Growth Division prior to the opening of business on May 2, 2005. The Met/Putnam Voyager investment division is no longer available.
k     Inception Date: May 1, 2004.


                                     FFA-91
l The assets of the MFS(R) Investors Trust Division were merged into the Legg Mason Value Equity Division prior to the opening of business on May 1, 2006. Accumulation unit values prior to May 1, 2006 are those of MFS(R) Investors Trust Division.
m     Inception Date: May 1, 2005.
n     Inception Date: May 1, 2006.
o The assets of BlackRock Large Cap Division (formerly BlackRock Investment Trust Division) of the Metropolitan Fund were merged into the BlackRock Large Cap Core Division of the Met Investors Fund on April 30, 2007. Accumulation unit values prior to April 30, 2007 are those of the BlackRock Large Cap Division.
* We are waiving a portion of the Separate Account charge for the investment division investing in the BlackRock Large Cap Core Portfolio. Please see the Table of Expenses for more information.


                                     FFA-92

--------------------------------------------------------------------------------

                      ACCUMULATION UNIT VALUES (IN DOLLARS)

This table shows fluctuations in the Accumulation Unit Values for Financial Freedom Deferred Annuities for each investment division from year end to year end. The information in this table has been derived from the Separate Account's full financial statements or other reports (such as the annual report).

                      FINANCIAL FREEDOM DEFERRED ANNUITIES


                                                      BEGINNING OF                    NUMBER OF
FINANCIAL FREEDOM ACCOUNT                                 YEAR       END OF YEAR     ACCUMULATION
                                                      ACCUMULATION  ACCUMULATION  UNITS END OF YEAR
INVESTMENT DIVISION                             YEAR   UNIT VALUE    UNIT VALUE     (IN THOUSANDS)
-------------------------                       ----  ------------  ------------  -----------------
American Funds Balanced Allocation
  Division -- Class C(d)......................  2008      10.00          7.03              32
                                                2009       7.03          9.01              93

American Funds Bond Division- Class 2(o)......  2006      15.44         16.26              20
                                                2007      16.26         16.64             181
                                                2008      16.64         14.94             164
                                                2009      14.94         16.67             169

American Funds Global Small Capitalization
  Division -- Class 2(f)......................  2001      15.08         13.77              13
                                                2002      13.77         11.04              46
                                                2003      11.04         16.80             170
                                                2004      16.80         20.11             363
                                                2005      20.11         24.98             443
                                                2006      24.98         30.70             743
                                                2007      30.70         36.92             869
                                                2008      36.92         17.00             820
                                                2009      17.00         27.16             861

American Funds Growth Allocation
  Division -- Class C(d)......................  2008       9.99          6.37              24
                                                2009       6.37          8.47              79

American Funds Growth Division -- Class 2(f)..  2001     145.96        124.55              13
                                                2002     124.55         93.21              68
                                                2003      93.21        126.32             117
                                                2004     126.32        140.76             178
                                                2005     140.76        162.02             168
                                                2006     162.02        176.90             259
                                                2007     176.90        196.86             274
                                                2008     196.86        109.26             286
                                                2009     109.26        150.89             304


                                     FFA-93

                                                      BEGINNING OF                    NUMBER OF
FINANCIAL FREEDOM ACCOUNT                                 YEAR       END OF YEAR     ACCUMULATION
                                                      ACCUMULATION  ACCUMULATION  UNITS END OF YEAR
INVESTMENT DIVISION                             YEAR   UNIT VALUE    UNIT VALUE     (IN THOUSANDS)
-------------------------                       ----  ------------  ------------  -----------------

American Funds Growth-Income Division -- Class
  2(f)........................................  2001      95.64         92.64              11
                                                2002      92.64         74.93              72
                                                2003      74.93         98.30             174
                                                2004      98.30        107.47             302
                                                2005     107.47        112.67             284
                                                2006     112.67        128.59             317
                                                2007     128.59        133.79             340
                                                2008     133.79         82.37             337
                                                2009      82.37        107.09             328

American Funds Moderate Allocation
  Division -- Class C(d)......................  2008      10.01          7.70              23
                                                2009       7.70          9.42              63

Artio International Stock (formerly Julius
  Baer International Stock Division)..........  2000      18.95         16.88           1,096
                                                2001      16.88         13.27           1,162
                                                2002      13.27         10.85           1,006
                                                2003      10.85         13.76             965
                                                2004      13.76         16.11             904
                                                2005      16.11         18.83           1,179
                                                2006      18.83         21.73           1,262
                                                2007      21.73         23.75           1,095
                                                2008      23.75         13.14           1,021
                                                2009      13.14         15.91             971

Barclays Capital Aggregate Bond Index
  (formerly Lehman Brothers(R) Aggregate Bond
  Index Division).............................  2000       9.89         10.91             271
                                                2001      10.91         11.61             844
                                                2002      11.61         12.68             809
                                                2003      12.68         13.02             978
                                                2004      13.02         13.42           1,171
                                                2005      13.42         13.57           1,266
                                                2006      13.57         14.00           1,651
                                                2007      14.00         14.82           1,753
                                                2008      14.82         15.56           1,497
                                                2009      15.56         16.21           1,549


                                     FFA-94

                                                      BEGINNING OF                    NUMBER OF
FINANCIAL FREEDOM ACCOUNT                                 YEAR       END OF YEAR     ACCUMULATION
                                                      ACCUMULATION  ACCUMULATION  UNITS END OF YEAR
INVESTMENT DIVISION                             YEAR   UNIT VALUE    UNIT VALUE     (IN THOUSANDS)
-------------------------                       ----  ------------  ------------  -----------------

BlackRock Aggressive Growth Division..........  2000      56.51         51.71           1,852
                                                2001      51.71         39.05           1,971
                                                2002      39.05         27.57           1,655
                                                2003      27.57         38.45           1,590
                                                2004      38.45         43.03           1,507
                                                2005      43.03         47.18           1,356
                                                2006      47.18         49.89           1,235
                                                2007      49.89         59.58           1,096
                                                2008      59.58         32.03           1,008
                                                2009      32.03         47.42             941

BlackRock Bond Income Division(b).............  2000      34.37         37.87             475
                                                2001      37.87         40.64             562
                                                2002      40.64         43.61             502
                                                2003      43.61         45.72             465
                                                2004      45.72         47.30             430
                                                2005      47.30         47.99             428
                                                2006      47.99         49.64             435
                                                2007      49.64         52.26             448
                                                2008      52.26         49.99             394
                                                2009      49.99         54.21             367

BlackRock Diversified Division................  2000      42.84         42.88           1,337
                                                2001      42.88         39.79           1,462
                                                2002      39.79         33.95           1,149
                                                2003      33.95         40.54           1,085
                                                2004      40.54         43.58           1,016
                                                2005      43.58         44.49             919
                                                2006      44.49         48.71             975
                                                2007      48.71         51.10             899
                                                2008      51.10         38.07             798
                                                2009      38.07         44.23             751

BlackRock Large Cap Core Division*............  2007      85.63         86.77             758
                                                2008      86.77         54.05             654
                                                2009      54.05         63.94             604


                                     FFA-95

                                                      BEGINNING OF                    NUMBER OF
FINANCIAL FREEDOM ACCOUNT                                 YEAR       END OF YEAR     ACCUMULATION
                                                      ACCUMULATION  ACCUMULATION  UNITS END OF YEAR
INVESTMENT DIVISION                             YEAR   UNIT VALUE    UNIT VALUE     (IN THOUSANDS)
-------------------------                       ----  ------------  ------------  -----------------

BlackRock Large Cap Division (formerly
  BlackRock Investment Trust)(a)..............  2000      89.40         83.10           1,342
                                                2001      83.10         68.31           1,374
                                                2002      68.31         49.99           1,145
                                                2003      49.99         64.49           1,097
                                                2004      64.49         70.82           1,011
                                                2005      70.82         72.67             905
                                                2006      72.67         82.15             829
                                                2007      82.15         86.35               0

BlackRock Legacy Large Cap Growth
  Division -- Class E (formerly FI Large Cap
  Division -- Class E)(o)(p)..................  2006      18.03         18.30               3
                                                2007      18.30         18.81               5
                                                2008      18.81         10.27              14
                                                2009      10.27         10.72               0

BlackRock Legacy Large Cap Growth
  Division -- Class E(j)......................  2004      10.07         11.08              12
                                                2005      11.08         11.73               9
                                                2006      11.73         12.08              50
                                                2007      12.08         14.19              66
                                                2008      14.19          8.90              89
                                                2009       8.90         12.05             125

BlackRock Strategic Value Division(e).........  2000      10.00         12.26              69
                                                2001      12.26         14.09             443
                                                2002      14.09         10.98             769
                                                2003      10.98         16.33             943
                                                2004      16.33         18.66           1,133
                                                2005      18.66         19.25             990
                                                2006      19.25         22.26           1,299
                                                2007      22.26         21.29           1,187
                                                2008      21.29         12.99           1,045
                                                2009      12.99         14.56             922

Calvert Social Balanced Division..............  2000      26.01         24.96             537
                                                2001      24.96         23.01             622
                                                2002      23.01         20.02             496
                                                2003      20.02         23.66             497
                                                2004      23.66         25.37             458
                                                2005      25.37         26.56             306
                                                2006      26.56         28.62             291
                                                2007      28.62         29.13             265
                                                2008      29.13         19.81             228
                                                2009      19.81         24.59             203


                                     FFA-96

                                                      BEGINNING OF                    NUMBER OF
FINANCIAL FREEDOM ACCOUNT                                 YEAR       END OF YEAR     ACCUMULATION
                                                      ACCUMULATION  ACCUMULATION  UNITS END OF YEAR
INVESTMENT DIVISION                             YEAR   UNIT VALUE    UNIT VALUE     (IN THOUSANDS)
-------------------------                       ----  ------------  ------------  -----------------

Calvert Social Mid Cap Growth Division........  2000      28.04         30.98             393
                                                2001      30.98         26.95             501
                                                2002      26.95         19.16             388
                                                2003      19.16         24.99             403
                                                2004      24.99         27.07             359
                                                2005      27.07         26.92             466
                                                2006      26.92         28.51             419
                                                2007      28.51         31.11             395
                                                2008      31.11         19.35             377
                                                2009      19.35         25.31             370

BlackRock Large Cap Value Division -- Class
  E(h)........................................  2002      10.00          7.94               2
                                                2003       7.94         10.66              22
                                                2004      10.66         11.96              69
                                                2005      11.96         12.53              88
                                                2006      12.53         14.79             262
                                                2007      14.79         15.13             317
                                                2008      15.13          9.73             312
                                                2009       9.73         10.72             309

Clarion Global Real Estate Division - Class
  E(j)........................................  2004       9.99         12.88              70
                                                2005      12.88         14.48             160
                                                2006      14.48         19.74             464
                                                2007      19.74         16.65             399
                                                2008      16.65          9.61             415
                                                2009       9.61         12.85             423

Davis Venture Value Division(e)...............  2000      30.70         31.35              22
                                                2001      31.35         27.59             100
                                                2002      27.59         22.86             159
                                                2003      22.86         29.64             224
                                                2004      29.64         32.99             329
                                                2005      32.99         36.04             326
                                                2006      36.04         40.91             470
                                                2007      40.91         42.38             486
                                                2008      42.38         25.46             473
                                                2009      25.46         33.29             451


                                     FFA-97

                                                      BEGINNING OF                    NUMBER OF
FINANCIAL FREEDOM ACCOUNT                                 YEAR       END OF YEAR     ACCUMULATION
                                                      ACCUMULATION  ACCUMULATION  UNITS END OF YEAR
INVESTMENT DIVISION                             YEAR   UNIT VALUE    UNIT VALUE     (IN THOUSANDS)
-------------------------                       ----  ------------  ------------  -----------------

FI Mid Cap Opportunities Division(i)..........  2000      38.17         26.00           3,856
                                                2001      26.00         16.14           4,759
                                                2002      16.14         11.35           4,044
                                                2003      11.35         15.13           4,103
                                                2004      15.13         17.57           3,924
                                                2005      17.57         18.61           3,336
                                                2006      18.61         20.62           3,690
                                                2007      20.62         22.13           3,422
                                                2008      22.13          9.80           3,029
                                                2009       9.80         12.99           2,939

FI Value Leaders Division -- Class E(h).......  2002      23.68         19.59               1
                                                2003      19.59         24.59               7
                                                2004      24.59         27.67              17
                                                2005      27.67         30.29              41
                                                2006      30.29         33.54              62
                                                2007      33.54         34.57              64
                                                2008      34.57         20.87              58
                                                2009      20.87         25.16              54

Fidelity Equity-Income Division...............  2000      35.46         38.08           3,447
                                                2001      38.08         35.85           3,875
                                                2002      35.85         29.49           3,261
                                                2003      29.49         38.08           3,145
                                                2004      38.08         42.07           2,736
                                                2005      42.07         44.11           2,814
                                                2006      44.11         52.52           2,516
                                                2007      52.52         52.82           2,280
                                                2008      52.82         30.00           1,908
                                                2009      30.00         38.70           1,765

Fidelity Growth Division......................  2000      55.12         48.60               0
                                                2001      48.60         39.64           5,050
                                                2002      39.64         27.45           4,184
                                                2003      27.45         36.12           4,102
                                                2004      36.12         36.99           3,694
                                                2005      36.99         38.77           3,645
                                                2006      38.77         41.03           3,115
                                                2007      41.03         51.61           2,815
                                                2008      51.61         27.01           2,438
                                                2009      27.01         34.32           2,292


                                     FFA-98

                                                      BEGINNING OF                    NUMBER OF
FINANCIAL FREEDOM ACCOUNT                                 YEAR       END OF YEAR     ACCUMULATION
                                                      ACCUMULATION  ACCUMULATION  UNITS END OF YEAR
INVESTMENT DIVISION                             YEAR   UNIT VALUE    UNIT VALUE     (IN THOUSANDS)
-------------------------                       ----  ------------  ------------  -----------------

Fidelity Investment Grade Bond Division.......  2000      16.51         18.19             615
                                                2001      18.19         19.54             895
                                                2002      19.54         21.36             911
                                                2003      21.36         22.16             908
                                                2004      22.16         22.93             803
                                                2005      22.93         23.22             895
                                                2006      23.22         24.00             809
                                                2007      24.00         24.80             841
                                                2008      24.80         23.77             730
                                                2009      23.77         27.25             794

Fidelity Money Market Division................  2000      13.85         14.59               0
                                                2001      14.59         15.06               0
                                                2002      15.06         15.17             886
                                                2003      15.17         15.17             760
                                                2004      15.17         15.21             621
                                                2005      15.21         15.53             399
                                                2006      15.53         16.13             692
                                                2007      16.13         16.81             933
                                                2008      16.81         17.15             864
                                                2009      17.15         17.11             854

Fidelity Overseas Division(q).................  2000      28.03         22.46           1,427
                                                2001      22.46         17.54           1,470
                                                2002      17.54         13.85           1,203
                                                2003      13.85         19.67           1,172
                                                2004      19.67         22.14           1,164
                                                2005      22.14         26.12           1,303
                                                2006      26.12         30.55           1,300
                                                2007      30.55         35.50           1,276
                                                2008      35.50         33.46               0

Harris Oakmark International Division -- Class
  E(h)........................................  2002      10.62          8.88               0
                                                2003       8.88         11.90              25
                                                2004      11.90         14.22             147
                                                2005      14.22         16.10             296
                                                2006      16.10         20.57             634
                                                2007      20.57         20.18             664
                                                2008      20.18         11.82             563
                                                2009      11.82         18.19             652

Janus Forty Division -- Class E(c)............  2007     167.63        206.42               3
                                                2008     206.42        118.71              20
                                                2009     118.71        168.16              30


                                     FFA-99

                                                      BEGINNING OF                    NUMBER OF
FINANCIAL FREEDOM ACCOUNT                                 YEAR       END OF YEAR     ACCUMULATION
                                                      ACCUMULATION  ACCUMULATION  UNITS END OF YEAR
INVESTMENT DIVISION                             YEAR   UNIT VALUE    UNIT VALUE     (IN THOUSANDS)
-------------------------                       ----  ------------  ------------  -----------------

Jennison Growth Division......................  2005       4.18          5.06             317
                                                2006       5.06          5.15             416
                                                2007       5.15          5.70             431
                                                2008       5.70          3.59             460
                                                2009       3.59          4.98             477

Jennison Growth Division (formerly Met/Putnam
  Voyager Division)(e)(k).....................  2000       9.82          7.25              41
                                                2001       7.25          4.97             179
                                                2002       4.97          3.50             220
                                                2003       3.50          4.36             299
                                                2004       4.36          4.53             312
                                                2005       4.53          4.14             280

Lazard Mid Cap Division -- Class E(h).........  2002      11.43          9.73               2
                                                2003       9.73         12.18              18
                                                2004      12.18         13.81              72
                                                2005      13.81         14.81              78
                                                2006      14.81         16.83              98
                                                2007      16.83         16.23             119
                                                2008      16.23          9.93             121
                                                2009       9.93         13.47             117

Legg Mason Partners Aggressive Growth Division
  (formerly Janus Aggressive Growth
  Division)(f)(i).............................  2001      10.03          7.79              59
                                                2002       7.79          5.36              84
                                                2003       5.36          6.87             157
                                                2004       6.87          7.41             215
                                                2005       7.41          8.36             214
                                                2006       8.36          8.15             353
                                                2007       8.15          8.28             331
                                                2008       8.28          5.00             318
                                                2009       5.00          6.62             340

Legg Mason Value Equity (formerly MFS(R)
  Investors Trust Division)(f)................  2001       9.45          8.41               6
                                                2002       8.41          6.65              16
                                                2003       6.65          8.03              33
                                                2004       8.03          8.85              71
                                                2005       8.85          9.41              57
                                                2006       9.41          9.87              59


                                     FFA-100

                                                      BEGINNING OF                    NUMBER OF
FINANCIAL FREEDOM ACCOUNT                                 YEAR       END OF YEAR     ACCUMULATION
                                                      ACCUMULATION  ACCUMULATION  UNITS END OF YEAR
INVESTMENT DIVISION                             YEAR   UNIT VALUE    UNIT VALUE     (IN THOUSANDS)
-------------------------                       ----  ------------  ------------  -----------------

Legg Mason Value Equity(m)....................  2006       9.82         10.57             100
                                                2007      10.57          9.87             108
                                                2008       9.87          4.45             118
                                                2009       4.45          6.08             123

Loomis Sayles Small Cap Core Division
  (formerly Loomis Sayles Small Cap
  Division)(e)................................  2000      26.26         26.03              14
                                                2001      26.03         23.51              47
                                                2002      23.51         18.27              63
                                                2003      18.27         24.70              91
                                                2004      24.70         28.47             103
                                                2005      28.47         30.16              94
                                                2006      30.16         34.86             155
                                                2007      34.86         38.64             179
                                                2008      38.64         24.54             176
                                                2009      24.54         31.66             183

Loomis Sayles Small Cap Growth Division
  (formerly Franklin Templeton Small Cap
  Growth Division)(f).........................  2001      10.00          8.82              25
                                                2002       8.82          6.30              50
                                                2003       6.30          9.05             108
                                                2004       9.05          9.99             119
                                                2005       9.99         10.36             126
                                                2006      10.36         11.29             205
                                                2007      11.29         11.69             186
                                                2008      11.69          6.81             195
                                                2009       6.81          8.77             186

Lord Abbett Bond Debenture Division(g)........  2000      11.26         11.05             241
                                                2001      11.05         10.80             298
                                                2002      10.80         10.83             254
                                                2003      10.83         12.83             271
                                                2004      12.83         13.78             341
                                                2005      13.78         13.90             408
                                                2006      13.90         15.05             562
                                                2007      15.05         15.93             647
                                                2008      15.93         12.88             617
                                                2009      12.88         17.49             629


                                     FFA-101

                                                      BEGINNING OF                    NUMBER OF
FINANCIAL FREEDOM ACCOUNT                                 YEAR       END OF YEAR     ACCUMULATION
                                                      ACCUMULATION  ACCUMULATION  UNITS END OF YEAR
INVESTMENT DIVISION                             YEAR   UNIT VALUE    UNIT VALUE     (IN THOUSANDS)
-------------------------                       ----  ------------  ------------  -----------------

Met/AIM Small Cap Growth Division- Class
  E(h)........................................  2002      11.26          8.54               1
                                                2003       8.54         11.76              20
                                                2004      11.76         12.42              29
                                                2005      12.42         13.34              29
                                                2006      13.34         15.10              53
                                                2007      15.10         16.63              57
                                                2008      16.63         10.10              62
                                                2009      10.10         13.40              75

Met/Artisan Mid Cap Value Division (formerly
  Harris Oakmark Focused Value Division)(f)...  2001      24.53         27.50             112
                                                2002      27.50         24.83             267
                                                2003      24.83         32.63             352
                                                2004      32.63         35.53             451
                                                2005      35.53         38.71             559
                                                2006      38.71         43.13             558
                                                2007      43.13         39.80             484
                                                2008      39.80         21.28             431
                                                2009      21.28         29.85             419

Met/Franklin Income Division -- Class B(d)....  2008       9.99          8.01              10
                                                2009       8.01         10.14              24

Met/Franklin Mutual Shares Division -- Class
  B(d)........................................  2008       9.99          6.62               3
                                                2009       6.62          8.19              26

Met/Franklin Templeton Founding Strategy
  Division -- Class B(d)......................  2008       9.99          7.05               3
                                                2009       7.05          8.98              14

Met/Templeton Growth Division -- Class B(d)...  2008       9.99          6.59               8
                                                2009       6.59          8.65              20

MetLife Aggressive Allocation Division(n).....  2005       9.99         11.20              11
                                                2006      11.20         12.87             171
                                                2007      12.87         13.20             336
                                                2008      13.20          7.80             526
                                                2009       7.80         10.20             723

MetLife Conservative Allocation Division(n)...  2005       9.99         10.34              15
                                                2006      10.34         10.99              75
                                                2007      10.99         11.51             297
                                                2008      11.51          9.79             332
                                                2009       9.79         11.71             380


                                     FFA-102

                                                      BEGINNING OF                    NUMBER OF
FINANCIAL FREEDOM ACCOUNT                                 YEAR       END OF YEAR     ACCUMULATION
                                                      ACCUMULATION  ACCUMULATION  UNITS END OF YEAR
INVESTMENT DIVISION                             YEAR   UNIT VALUE    UNIT VALUE     (IN THOUSANDS)
-------------------------                       ----  ------------  ------------  -----------------

MetLife Conservative to Moderate Allocation
  Division(n).................................  2005       9.99         10.57              33
                                                2006      10.57         11.49             223
                                                2007      11.49         11.96             430
                                                2008      11.96          9.31             529
                                                2009       9.31         11.44             691

MetLife Mid Cap Stock Index Division(e).......  2000      10.00         10.63             111
                                                2001      10.63         10.41             340
                                                2002      10.41          8.77             522
                                                2003       8.77         11.73             738
                                                2004      11.73         13.48             811
                                                2005      13.48         14.99             872
                                                2006      14.99         16.35           1,291
                                                2007      16.35         17.46           1,299
                                                2008      17.46         11.04           1,269
                                                2009      11.04         14.98           1,296

MetLife Moderate Allocation Division(n).......  2005       9.99         10.79             117
                                                2006      10.79         11.99             589
                                                2007      11.99         12.42           1,302
                                                2008      12.42          8.80           1,718
                                                2009       8.80         11.06           2,113

MetLife Moderate to Aggressive Allocation
  Division(n).................................  2005       9.99         11.02              51
                                                2006      11.02         12.50             574
                                                2007      12.50         12.90           1,213
                                                2008      12.90          8.31           1,607
                                                2009       8.31         10.65           2,142

MetLife Stock Index Division..................  2000      49.39         44.36           5,783
                                                2001      44.36         38.60           6,497
                                                2002      38.60         29.69           5,609
                                                2003      29.69         37.71           5,667
                                                2004      37.71         41.29           5,517
                                                2005      41.29         42.80           4,020
                                                2006      42.80         48.96           4,043
                                                2007      48.96         51.03           3,746
                                                2008      51.03         31.80           3,367
                                                2009      31.80         39.76           3,167


                                     FFA-103

                                                      BEGINNING OF                    NUMBER OF
FINANCIAL FREEDOM ACCOUNT                                 YEAR       END OF YEAR     ACCUMULATION
                                                      ACCUMULATION  ACCUMULATION  UNITS END OF YEAR
INVESTMENT DIVISION                             YEAR   UNIT VALUE    UNIT VALUE     (IN THOUSANDS)
-------------------------                       ----  ------------  ------------  -----------------

MFS(R) Research International Division(f).....  2001      10.00          8.74               8
                                                2002       8.74          7.66              31
                                                2003       7.66         10.04              65
                                                2004      10.04         11.90             122
                                                2005      11.90         13.77             158
                                                2006      13.77         17.31             383
                                                2007      17.31         19.48             428
                                                2008      19.48         11.14           2,486
                                                2009      11.14         14.56           2,360

MFS(R) Total Return Division(j)...............  2004      33.30         36.38           1,276
                                                2005      36.38         37.16           1,466
                                                2006      37.16         41.31           1,337
                                                2007      41.31         42.71           1,233
                                                2008      42.71         32.94           1,056
                                                2009      32.94         38.70             960

MFS(R) Value Division (formerly Harris Oakmark
  Large Cap Value Division)...................  2000       8.96          9.98             126
                                                2001       9.98         11.70             661
                                                2002      11.70          9.95             748
                                                2003       9.95         12.37             940
                                                2004      12.37         13.65           1,269
                                                2005      13.65         13.33           1,123
                                                2006      13.33         15.60           1,335
                                                2007      15.60         14.87           1,284
                                                2008      14.87          9.80           1,059
                                                2009       9.80         11.73           1,035

Morgan Stanley EAFE(R) Index Division.........  2000      13.35         11.31             301
                                                2001      11.31          8.77             639
                                                2002       8.77          7.24             672
                                                2003       7.24          9.87             882
                                                2004       9.87         11.70             983
                                                2005      11.70         13.13           1,045
                                                2006      13.13         16.35           1,481
                                                2007      16.35         17.95           1,506
                                                2008      17.95         10.30           1,490
                                                2009      10.30         13.13           1,526


                                     FFA-104

                                                      BEGINNING OF                    NUMBER OF
FINANCIAL FREEDOM ACCOUNT                                 YEAR       END OF YEAR     ACCUMULATION
                                                      ACCUMULATION  ACCUMULATION  UNITS END OF YEAR
INVESTMENT DIVISION                             YEAR   UNIT VALUE    UNIT VALUE     (IN THOUSANDS)
-------------------------                       ----  ------------  ------------  -----------------

Neuberger Berman Mid Cap Value Division.......  2000      12.50         15.88             329
                                                2001      15.88         15.33             500
                                                2002      15.33         13.73             532
                                                2003      13.73         18.57             634
                                                2004      18.57         22.60             878
                                                2005      22.60         25.14             942
                                                2006      25.14         27.76           1,116
                                                2007      27.76         28.44           1,072
                                                2008      28.44         14.83             963
                                                2009      14.83         21.76             961

Oppenheimer Capital Appreciation Division-
  Class E(n)..................................  2005      10.02         10.93               3
                                                2006      10.93         11.66              31
                                                2007      11.66         13.22              48
                                                2008      13.22          7.08              59
                                                2009       7.08         10.09              74

Oppenheimer Global Equity Division............  2000      15.49         15.09             757
                                                2001      15.09         12.55             967
                                                2002      12.55         10.44             805
                                                2003      10.44         13.49             849
                                                2004      13.49         15.55             829
                                                2005      15.55         17.91           1,404
                                                2006      17.91         20.68           1,700
                                                2007      20.68         21.82           1,597
                                                2008      21.82         12.89           1,449
                                                2009      12.89         17.92           1,379

PIMCO Inflation Protected Bond Division(o)....  2006      11.17         11.32              11
                                                2007      11.32         12.43              42
                                                2008      12.43         11.49             328
                                                2009      11.49         13.45             478

PIMCO Total Return Division(f)................  2001      10.00         10.56              78
                                                2002      10.56         11.47             342
                                                2003      11.47         11.87             667
                                                2004      11.87         12.38             932
                                                2005      12.38         12.56             978
                                                2006      12.56         13.04           1,318
                                                2007      13.04         13.93           1,307
                                                2008      13.93         13.89           1,436
                                                2009      13.89         16.29           1,580


                                     FFA-105

                                                      BEGINNING OF                    NUMBER OF
FINANCIAL FREEDOM ACCOUNT                                 YEAR       END OF YEAR     ACCUMULATION
                                                      ACCUMULATION  ACCUMULATION  UNITS END OF YEAR
INVESTMENT DIVISION                             YEAR   UNIT VALUE    UNIT VALUE     (IN THOUSANDS)
-------------------------                       ----  ------------  ------------  -----------------

RCM Technology Division(f)....................  2001      10.00          7.45              21
                                                2002       7.45          3.65              45
                                                2003       3.65          5.70             330
                                                2004       5.70          5.41             214
                                                2005       5.41          5.97             188
                                                2006       5.97          6.23             274
                                                2007       6.23          8.13             474
                                                2008       8.13          4.49             358
                                                2009       4.49          7.08             395

Russell 2000(R) Index Division................  2000      12.80         12.20             418
                                                2001      12.20         12.19             700
                                                2002      12.19          9.60             724
                                                2003       9.60         13.90             915
                                                2004      13.90         16.21           1,177
                                                2005      16.21         16.78             955
                                                2006      16.78         19.61           1,305
                                                2007      19.61         19.13           1,234
                                                2008      19.13         12.60           1,191
                                                2009      12.60         15.73           1,207

SSgA Growth and Income ETF Division -- Class
  E(formerly Cyclical Growth and Income ETF
  Division -- Class E)(o).....................  2006      10.54         11.23               3
                                                2007      11.23         11.74              16
                                                2008      11.74          8.72              16
                                                2009       8.72         10.80              31

SSgA Growth ETF Division -- Class E (formerly
  Cyclical Growth ETF Division -- Class
  E)(o).......................................  2006      10.74         11.50              12
                                                2007      11.50         12.04              51
                                                2008      12.04          8.00              64
                                                2009       8.00         10.25              75

T. Rowe Price Large Cap Growth Division.......  2000      13.33         13.14             445
                                                2001      13.14         11.72             631
                                                2002      11.72          8.91             515
                                                2003       8.91         11.55             637
                                                2004      11.55         12.58             690
                                                2005      12.58         13.28             666
                                                2006      13.28         14.90             883
                                                2007      14.90         16.14             844
                                                2008      16.14          9.29             777
                                                2009       9.29         13.20             783


                                     FFA-106

                                                      BEGINNING OF                    NUMBER OF
FINANCIAL FREEDOM ACCOUNT                                 YEAR       END OF YEAR     ACCUMULATION
                                                      ACCUMULATION  ACCUMULATION  UNITS END OF YEAR
INVESTMENT DIVISION                             YEAR   UNIT VALUE    UNIT VALUE     (IN THOUSANDS)
-------------------------                       ----  ------------  ------------  -----------------

T. Rowe Price Mid Cap Growth Division(f)......  2001      10.00          8.44              44
                                                2002       8.44          4.68             129
                                                2003       4.68          6.36             267
                                                2004       6.36          7.44             458
                                                2005       7.44          8.47             544
                                                2006       8.47          8.94             857
                                                2007       8.94         10.44             939
                                                2008      10.44          6.24             916
                                                2009       6.24          9.02             959

T. Rowe Price Small Cap Growth Division.......  2000      15.31         13.79           1,493
                                                2001      13.79         12.42           1,874
                                                2002      12.42          9.02           1,748
                                                2003       9.02         12.59           1,849
                                                2004      12.59         13.86           1,688
                                                2005      13.86         15.24           1,483
                                                2006      15.24         15.68           1,799
                                                2007      15.68         17.07           1,624
                                                2008      17.07         10.78           1,479
                                                2009      10.78         14.85           1,453

Western Asset Management Strategic Bond
  Opportunities Division(f)...................  2001      16.05         16.56               4
                                                2002      16.56         17.98              37
                                                2003      17.98         20.06              96
                                                2004      20.06         21.18             183
                                                2005      21.18         21.58             178
                                                2006      21.58         22.46             252
                                                2007      22.46         23.14             278
                                                2008      23.14         19.48             248
                                                2009      19.48         25.52             271

Western Asset Management U.S. Government
  Division(f).................................  2001      14.83         15.39              58
                                                2002      15.39         16.46             165
                                                2003      16.46         16.58             183
                                                2004      16.58         16.92             203
                                                2005      16.92         17.05             196
                                                2006      17.05         17.59             275
                                                2007      17.59         18.18             326
                                                2008      18.18         17.95             348
                                                2009      17.95         18.55             320




---------
Notes:
a     Inception Date: July 5, 2000.
b     Inception Date: April 30, 2007.


                                     FFA-107
c The assets of State Street Research Income Division were merged into this investment division on April 29, 2002. Accumulation unit values prior to April 29, 2002 are those of State Street Research Income Division.
d The assets of Loomis Sayles High Yield Bond Division were merged into this investment division on April 29, 2002. Accumulation unit values prior to April 29, 2002 are those of Loomis Sayles High Yield Bond Division.
e     Inception Date: April 28, 2008.
f     Inception Date: May 1, 2002.
g The assets of the Janus Growth Division were merged into the Janus Aggressive Growth Division on April 28, 2003. Accumulation unit values prior to April 28, 2003 are those of Janus Growth Division.
h     Inception Date: May 1, 2001.
i The investment division with the name FI Mid Cap Opportunities was merged into the Janus Mid Cap Division prior to the opening of business on May 3, 2004 and was renamed FI Mid Cap Opportunities. The investment division with the name FI Mid Cap Opportunities on April 30, 2004 ceased to exist. The Accumulation unit values history prior to May 1, 2004 is that of the Janus Mid Cap Division.
j The assets in Met/Putnam Voyager investment division were merged into Jennison Growth Division prior to the opening of business on May 2, 2005. The Met/Putnam Voyager investment division is no longer available.
k     Inception Date: May 1, 2004.
l The assets of the MFS(R) Investors Trust Division were merged into the Legg Mason Value Equity Division prior to the opening of business on May 1, 2006. Accumulation unit values prior to May 1, 2006 are those of MFS(R) Investors Trust Division.
m     Inception Date: May 1, 2005.
n     Inception Date: May 1, 2006.
o The assets of BlackRock Large Cap Division (formerly BlackRock Investment Trust Division) of the Metropolitan Fund were merged into the BlackRock Large Cap Core Division of the Met Investors Fund on April 30, 2007. Accumulation unit values prior to April 30, 2007 are those of the BlackRock Large Cap Division.
* We are waiving a portion of the Separate Account charge for the investment division investing in the BlackRock Large Cap Core Portfolio. Please see the Table of Expenses for more information.


                                     FFA-108

                                   APPENDIX C

--------------------------------------------------------------------------------

                       PORTFOLIO LEGAL AND MARKETING NAMES

        SERIES FUND/TRUST                 PORTFOLIO/SERIES                   MARKETING NAME
--------------------------------  --------------------------------  --------------------------------




American Funds Insurance          Bond Fund                         American Funds Bond Fund
  Series(R)
American Funds Insurance          Global Small Capitalization Fund  American Funds Global Small
  Series(R)                                                              Capitalization Fund
American Funds Insurance          Growth-Income Fund                American Funds Growth-Income
  Series(R)                                                              Fund
American Funds Insurance          Growth Fund                       American Funds Growth Fund
  Series(R)
Metropolitan Series Fund, Inc.    FI Value Leaders Portfolio        FI Value Leaders Portfolio
                                                                         (Fidelity)
Fidelity(R) Variable Insurance    Investment Grade Bond Portfolio   Fidelity VIP Investment Grade
  Products                                                               Bond Portfolio
Fidelity(R) Variable Insurance    Equity-Income Portfolio           Fidelity VIP Equity-Income
  Products                                                               Portfolio
Fidelity(R) Variable Insurance    Growth Portfolio                  Fidelity VIP Growth Portfolio
  Products
Fidelity(R) Variable Insurance    Money Market Portfolio            Fidelity VIP Money Market
  Products                                                               Portfolio




                                     FFA-109

                      THIS PAGE INTENTIONALLY LEFT  BLANK.

                                   APPENDIX D

--------------------------------------------------------------------------------

WHAT YOU NEED TO KNOW IF YOU ARE A TEXAS OPTIONAL RETIREMENT PROGRAM PARTICIPANT

If you are a participant in the Texas Optional Retirement Program, Texas law permits us to make withdrawals on your behalf only if you die, retire or terminate employment in all Texas institutions of higher education, as defined under Texas law. Any withdrawal you ask for requires a written statement from the appropriate Texas institution of higher education verifying your vesting status and (if applicable) termination of employment. Also, we require a written statement from you that you are not transferring employment to another Texas institution of higher education. If you retire or terminate employment in all Texas institutions of higher education or die before being vested, amounts provided by the state's matching contribution will be refunded to the appropriate Texas institution. We may change these restrictions or add others without your consent to the extent necessary to maintain compliance with the law.


                                     FFA-111

                      THIS PAGE INTENTIONALLY LEFT  BLANK.

                                   APPENDIX E

--------------------------------------------------------------------------------

          TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

                                                                                   PAGE
                                                                                   ----
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM..................................       2
SERVICES.......................................................................       2
PRINCIPAL UNDERWRITER..........................................................       2
DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT..............................       2
EXPERIENCE FACTOR..............................................................       3
VARIABLE INCOME PAYMENTS.......................................................       3
CALCULATING THE ANNUITY UNIT VALUE.............................................       4
ADVERTISEMENT OF THE SEPARATE ACCOUNT..........................................       6
VOTING RIGHTS..................................................................       8
ERISA..........................................................................       9
TAXES..........................................................................       9
WITHDRAWALS....................................................................      14
FINANCIAL STATEMENTS OF THE SEPARATE ACCOUNT...................................       1
FINANCIAL STATEMENTS OF METLIFE................................................     F-1




                                     FFA-113

                      THIS PAGE INTENTIONALLY LEFT  BLANK.

                           REQUEST FOR A STATEMENT OF
                    ADDITIONAL INFORMATION/CHANGE OF ADDRESS

If you would like any of the following Statements of Additional Information, or have changed your address, please check the appropriate box below and return to the address below.

    [ ] Metropolitan Life Separate Account E

    [ ] Metropolitan Series Fund, Inc.

    [ ] Met Investors Series Trust

    [ ] American Funds Insurance Series(R)

    [ ] Calvert Variable Series, Inc.

    [ ] Fidelity Variable Insurance Products Funds

    [ ] I have changed my address. My current address is:




------------------------------------------        Name -------------------------------------
              (Contract Number)

                                                  Address ----------------------------------


------------------------------------------
                 (Signature)                      ------------------------------------------
                                                                                         zip



Metropolitan Life Insurance Company
P.O. Box 10342
Des Moines, IA 50306-0342


                                     FFA-115